As filed with the Securities and Exchange Commission on May 15, 2015

Securities Act File No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
☐	Pre-Effective Amendment No.
☐	Post-Effective Amendment No.
(Check appropriate box or boxes)

THRIVENT SERIES FUND, INC.

(Exact Name of Registrant as Specified in Charter)

625 FOURTH AVENUE SOUTH

MINNEAPOLIS, MINNESOTA 55415

(Address of Principal Executive Offices)

(612) 844-4198

(Area Code and Telephone Number)

MICHAEL W. KREMENAK

SECRETARY AND CHIEF LEGAL OFFICER

THRIVENT SERIES FUNDS, INC.

625 FOURTH AVENUE SOUTH

MINNEAPOLIS, MINNESOTA 55415

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective. It is proposed that this filing will become effective on June 15, 2015 pursuant to Rule 488 under the Securities Act of 1933.

Title of Securities Being Registered: Shares of beneficial interest, par value $.01 per share. The Registrant has registered an indefinite number of shares of beneficial interest pursuant to Section 24(f) of the Investment Company Act of 1940, as amended, and is in a continuous offering of such shares under an effective registration statement (File Nos. 33-3677 and 811-4603). No filing fee is due herewith because of reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

LETTERS FOR MEMBERS

Dear Member:

The Board of Directors of Thrivent Series Fund, Inc. (the “Fund”) has scheduled special meetings of contractholders for August 14, 2015 to seek approval of six mergers. At the meetings, the contractholders for each of the series of the Fund listed in the first column below (each a “Target Portfolio”) will be asked to consider and approve an Agreement and Plan of Reorganization (an “Agreement”) providing for its reorganization into the Fund series listed in the second column below (each an “Acquiring Portfolio”).

TARGET PORTFOLIO	ACQUIRING PORTFOLIO
Thrivent Partner Small Cap Growth Portfolio	Thrivent Small Cap Stock Portfolio
Thrivent Partner Small Cap Value Portfolio	Thrivent Small Cap Stock Portfolio
Thrivent Mid Cap Growth Portfolio	Thrivent Mid Cap Stock Portfolio
Thrivent Partner Mid Cap Value Portfolio	Thrivent Mid Cap Stock Portfolio
Thrivent Natural Resources Portfolio	Thrivent Large Cap Stock Portfolio
Thrivent Partner Technology Portfolio	Thrivent Large Cap Growth Portfolio

If you are not planning to attend the meeting in person, please vote before August 14th in one of the ways described below.

If a merger is approved, your investment in the Target Portfolio will automatically be transferred into the corresponding Acquiring Portfolio listed above. We will send you a written confirmation after this takes place. This transfer is not expected to be a taxable event.

Your vote counts! You may vote quickly and easily in any one of these ways:

•	Via Internet: see the instructions on the enclosed proxy card.

•	Via Telephone: see the instructions on the enclosed proxy card.

•	Via Mail: use the enclosed proxy card and postage-paid envelope.

•	In person: attend the shareholder meetings on August 14 at the Thrivent Financial corporate office in Minneapolis.

If you’d like more information about the Portfolios, you may order a statement of additional information to the Portfolios’ prospectuses, a shareholder report or the statement of additional information regarding the proposed Portfolio reorganizations (request the “Reorganization SAI”) by:

•	Telephone: 1-800-THRIVENT (1-800-847-4836) and say “Variable Annuity” or “Variable Universal Life”

•	Mail: Thrivent Series Fund, Inc., 4321 North Ballard Road, Appleton, WI 54919

•	Internet:

•	For a copy of a prospectus, a statement of additional information, or a shareholder report: www.thrivent.com

•	For a copy of this Prospectus/Proxy Statement or the Reorganization SAI:

www.proxy-direct.com/thr-26705

Thank you for taking this matter seriously and participating in this important process.

Sincerely,

David S. Royal

President

Thrivent Series Fund, Inc.

EXPLANATORY NOTE

This Registration Statement is organized as follows:
Page
Thrivent Partner Small Cap Growth Portfolio	3

• Questions & Answers for Contractholders of Thrivent Partner Small Cap Growth Portfolio

• Notice of Special Meeting of Contractholders of Thrivent Partner Small Cap Growth Portfolio

• Prospectus/Proxy Statement Regarding Proposed Reorganization

Thrivent Partner Small Cap Value Portfolio	29

• Questions & Answers for Contractholders of Thrivent Partner Small Cap Value Portfolio

• Notice of Special Meeting of Contractholders of Thrivent Partner Small Cap Value Portfolio

• Prospectus/Proxy Statement Regarding Proposed Reorganization

Thrivent Mid Cap Growth Portfolio	55

• Questions & Answers for Contractholders of Thrivent Mid Cap Growth Portfolio

• Notice of Special Meeting of Contractholders of Thrivent Mid Cap Growth Portfolio

• Prospectus/Proxy Statement Regarding Proposed Reorganization

Thrivent Partner Mid Cap Value Portfolio	81

• Questions & Answers for Contractholders of Thrivent Partner Mid Cap Value Portfolio

• Notice of Special Meeting of Contractholders of Thrivent Partner Mid Cap Value Portfolio

• Prospectus/Proxy Statement Regarding Proposed Reorganization

Thrivent Natural Resources Portfolio	107

• Questions & Answers for Contractholders of Thrivent Natural Resources Portfolio

• Notice of Special Meeting of Contractholders of Thrivent Natural Resources Portfolio

• Prospectus/Proxy Statement Regarding Proposed Reorganization

Thrivent Partner Technology Portfolio	133

• Questions & Answers for Contractholders of Thrivent Partner Technology Portfolio

• Notice of Special Meeting of Contractholders of Thrivent Partner Technology Portfolio

• Prospectus/Proxy Statement Regarding Proposed Reorganization

Statement of Additional Information Regarding the Proposed Reorganizations
Part C Information
Exhibits

Questions & Answers

For Contractholders of Thrivent Partner Small Cap Growth Portfolio

Although we recommend that you read the complete Prospectus/Proxy Statement, we have provided the following questions and answers to clarify and summarize the issues to be voted on.

Q: Why is a contractholder meeting being held?

A: A special meeting of contractholders (the “Meeting”) of Thrivent Partner Small Cap Growth Portfolio (the “Target Portfolio”) is being held to seek contractholder approval of a reorganization (the “Reorganization”) of the Target Portfolio into Thrivent Small Cap Stock Portfolio (the “Acquiring Portfolio”). Please refer to the Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the Acquiring Portfolio.

Q: Why is the Reorganization being recommended?

A: After careful consideration, the Board of Directors (the “Board”) of Thrivent Series Fund, Inc. (the “Fund”) has determined that the Reorganization is in the best interests of the contractholders of the Target Portfolio and recommends that you cast your vote “FOR” the proposed Reorganization. The Target Portfolio and the Acquiring Portfolio have substantially similar investment objectives, and each is a diversified series of the Company, an open-end investment company registered under the Investment Company Act of 1940. Thrivent Financial for Lutherans (“Thrivent Financial”) is the investment adviser for the Target Portfolio and the Acquiring Portfolio.

The Board believes that the Reorganization would be in the best interests of the contractholders of the Target Portfolio because: (i) contractholders will become contractholders of a larger combined portfolio with greater potential to increase asset size and achieve economies of scale (especially given the breakpoints in the advisory fee schedule for the Acquiring Portfolio), whereby certain administrative costs may be spread across the combined portfolio’s larger asset base and, therefore, may increase the combined portfolio’s overall efficiency in the long term; (ii) the Target Portfolio and the Acquiring Portfolio both invest in equities, although the Acquiring Portfolio invests in a more diversified portfolio of equities; (iii) the Acquiring Portfolio has better performance than the Target Portfolio for the one-year period ended December 31, 2014, which corresponds to when Matthew Finn assumed primary portfolio management responsibilities for the Acquiring Portfolio, though there is no guarantee of future performance; (iv) Thrivent Financial believes that it can most effectively manage the assets currently in the Target Portfolio by combining such assets with the Acquiring Portfolio into a single mandate and under the same portfolio manager; and (v) the Acquiring Portfolio has lower advisory fees than the Target Portfolio and the Target Portfolio contractholders will experience a lower expense ratio in the Acquiring Portfolio following the Reorganization.

Q: Who can vote?

A: Owners of the variable contracts funded by the Target Portfolio and shareholders of the Target Portfolio (e.g., mutual funds affiliated with Thrivent Financial) that invest in the Target Portfolio are entitled to vote. Thrivent Financial and Thrivent Life Insurance Company (“Thrivent Life”), the sponsors of your variable contracts, will cast your votes according to your voting instructions. If no timely voting instructions are received, any shares of the Target Portfolio attributable to a variable contract will be voted by Thrivent Financial or Thrivent Life in proportion to the voting instructions received for all variable contracts participating in the proxy solicitation. If a voting instruction form is returned with no voting instructions, the shares of the Target Portfolio to which the form relates will be voted FOR the Reorganization.

Any shares of the Target Portfolio held by Thrivent Financial, Thrivent Life or any of their affiliates (e.g., a Thrivent-sponsored mutual fund) for their own account will also be voted in proportion to the voting instructions received for all variable contracts participating in the proxy solicitation.

Q: How will the Reorganization affect me?

A: Assuming contractholders approve the proposed Reorganization, the assets of the Target Portfolio will be combined with those of the Acquiring Portfolio. The shares of the Target Portfolio that fund your benefits under variable contracts automatically would be exchanged for an equal dollar value of shares of the Acquiring Portfolio. The Reorganization would affect only the investments underlying variable contracts and would not otherwise affect variable contracts. Following the Reorganization, the Target Portfolio will dissolve.

Q: Will I have to pay any commission or other similar fee as a result of the Reorganization?

A: No. You will not pay any commissions or other similar fees as a result of the Reorganization.

Q: Will the total annual operating expenses that my portfolio investment bears increase as a result of the Reorganization?

A: No, they will likely decrease, and the investment management fee, which comprises a portion of the annual operating expenses, will decrease. For more information about how fund expenses may change as a result of the Reorganization, please see the comparative and pro forma table and related disclosures in the COMPARISON OF THE PORTFOLIOS—Expenses section of the Prospectus/Proxy Statement.

Q: Will I have to pay any U.S. federal income taxes as a result of the Reorganization?

A: The Reorganization is expected to be tax-free for federal income tax purposes. The Target Portfolio will seek an opinion of counsel to this effect. Generally, neither shareholders nor contractholders will incur capital gains or losses on the exchange of Target Portfolio shares for Acquiring Portfolio shares as a result of the Reorganization. The cost basis on each investment will also remain the same. If you choose to make a total or partial surrender of your contract, you may be subject to taxes and other charges under your contract.

Q: Can I surrender or exchange my interests in the Target Portfolio for a different subaccount option of the Fund or surrender my contract before the Reorganization takes place?

A: Yes, but please refer to the most recent prospectus of your variable contract as certain charges and/or restrictions may apply to such exchanges and surrenders.

Q: If contractholders of the Target Portfolio do not approve the Reorganization, what will happen to the Target Portfolio?

A: Thrivent Financial will reassess what changes it would like to make to a Target Portfolio, including a possible repurposing of the Target Portfolio’s principal investment strategies or recommending a liquidation of the Target Portfolio to the Board. It may ultimately decide to make no changes.

Q: Who pays the costs of the Reorganization?

A: The expenses of the Reorganization, including the costs of the Meeting, will be paid by Thrivent Financial and will not be borne by shareholders of the Target Portfolio.

Q: How can I vote?

A: Contractholders are invited to attend the Meeting and to vote in person. You may also vote by executing a proxy using one of three methods:

•	By Internet: Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•	By Telephone: Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•	By Mail: If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Contractholders who execute proxies by Internet, telephone or mail may revoke them at any time prior to the Meeting by filing with the Target Portfolio a written notice of revocation, by executing another proxy bearing a later date, by voting later by Internet or telephone or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

Q: When should I vote?

A: Every vote is important and the Board encourages you to record your vote as soon as possible. Voting your proxy now will ensure that the necessary number of votes is obtained, without the time and expense required for additional proxy solicitation.

Q: Who should I call if I have questions about the proposal in the Prospectus/Proxy Statement?

A: Call 1-866-865-3843 with your questions.

Q: How can I get more information about the Target and Acquiring Portfolios or my variable contract?

A: You may obtain (1) a prospectus, statement of additional information or annual/semiannual report for the Portfolios, (2) a prospectus or statement of additional information for your variable contract or (3) the statement of additional information regarding the Reorganization (request the “Reorganization SAI”) by:

•	Telephone: 1-800-THRIVENT (1-800-847-4836) and say “Variable Annuity” or “Variable Universal Life”

•	Mail: Thrivent Series Fund, Inc., 4321 North Ballard Road, Appleton, WI 54919

•	Internet:

•	For a copy of a prospectus, a statement of additional information, or a shareholder report: www.thrivent.com

•	For a copy of this Prospectus/Proxy Statement or the Reorganization SAI:

www.proxy-direct.com/thr-26705

Thrivent Partner Small Cap Growth Portfolio

a series of

THRIVENT SERIES FUND, INC.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(800) 847-4836

www.thrivent.com

NOTICE OF SPECIAL MEETING

OF CONTRACTHOLDERS

To be Held on August 14, 2015

NOTICE IS HEREBY GIVEN THAT a special meeting of contractholders (the “Meeting”) of Thrivent Partner Small Cap Growth Portfolio (the “Target Portfolio”), a series of Thrivent Series Fund, Inc. (the “Fund”), will be held at the offices of Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, Minnesota 55415 on August 14, 2015 at 9:30 a.m. Central time for the following purposes:

1.	To approve an Agreement and Plan of Reorganization pursuant to which the Target Portfolio would (i) transfer all of its assets to Thrivent Small Cap Stock Portfolio (the “Acquiring Portfolio”), a series of the Fund, in exchange for Shares of the Acquiring Portfolio, (ii) distribute such Shares of the Acquiring Portfolio to contractholders of the Target Portfolio, and (iii) dissolve.

2.	To transact such other business as may properly be presented at the Meeting or any adjournment thereof.

The Board of Directors of the Fund (the “Board”) has fixed the close of business on June 16, 2015 as the record date for the determination of contractholders entitled to notice of, and to vote at, the Meeting and all adjournments thereof.

Contractholders are invited to attend the meeting and vote in person. You may also vote by executing a proxy using one of three methods:

•	By Internet—Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•	By Telephone—Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•	By Mail—If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Contractholders who execute proxies by Internet, telephone, or mail may revoke them at any time prior to the Meeting by filing with the Target Portfolio a written notice of revocation, by executing another proxy bearing a later date, or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

The Board recommends that you cast your vote FOR the proposed Reorganization as described in the Prospectus/Proxy Statement.

YOUR VOTE IS IMPORTANT

Please return your proxy card or record your voting instructions by telephone or via the Internet promptly no matter how many shares you own. In order to avoid the additional expense of further solicitation, we ask that you mail your proxy card or record your voting instructions by telephone or via the Internet promptly regardless of whether you plan to be present in person at the Meeting.

Date:             , 2015

Michael W. Kremenak

Secretary

Thrivent Series Fund, Inc.

COMBINED PROSPECTUS/PROXY STATEMENT

THRIVENT PARTNER SMALL CAP GROWTH PORTFOLIO

a series of

THRIVENT SERIES FUND, INC.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(800) 847-4836

            , 2015

This Prospectus/Proxy Statement is furnished to you as a contractholder of Thrivent Partner Small Cap Growth Portfolio (the “Target Portfolio”), a series of Thrivent Series Fund, Inc. (the “Fund”). A special meeting of shareholders of the Target Portfolio will be held on August 14, 2015 (the “Meeting”) to consider the items that are described below and discussed in greater detail elsewhere in this Prospectus/Proxy Statement. The Board of Directors of the Fund (the “Board”) requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet regardless of whether you plan to be present at the Meeting in order to avoid the additional expense of further solicitation.

The Acquiring Portfolio and the Target Portfolio are sometimes referred to herein individually as a “Portfolio” or collectively as the “Portfolios.” Each of the Acquiring Portfolio and the Target Portfolio is organized as a diversified series of the Fund, an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The reorganization proposed for the Target Portfolio (the “Reorganization”) is not contingent upon the approval or completion of any other reorganization or merger.

This Prospectus/Proxy Statement sets forth concisely the information shareholders of the Target Portfolio ought to know before voting on the Reorganization. Please read it carefully and retain it for future reference.

The following documents, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated herein by reference:

•	The Thrivent Series Fund, Inc. Prospectus, dated April 30, 2015 and as supplemented through the date hereof (the “Fund Prospectus”).

•	A Statement of Additional Information, dated , 2015, relating to this Combined Prospectus/Proxy Statement (the “Reorganization SAI”);

•	The Thrivent Series Fund, Inc. Statement of Additional Information, dated April 30, 2015 and as supplemented through the date hereof (the “Fund SAI”).

Copies of the foregoing may be obtained without charge by calling or writing the Portfolio as set forth below. If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.”

In addition, each Portfolio will furnish, without charge, a copy of its most recent annual report and subsequent semi-annual report, if any, to a contractholder upon request.

Copies of each Portfolio’s most recent prospectus, statement of additional information, annual report and semi-annual report can be obtained at www.thrivent.com. Requests for documents can also be made by calling (800) 847-4836 or writing Thrivent Series Fund, Inc., 4321 North Ballard Road, Appleton, WI 54919.

The Portfolios file reports and other information with the SEC. Information filed by the Portfolios with the SEC can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-1520.

The Board knows of no business other than that discussed above that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

No person has been authorized to give any information or make any representation not contained in this Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the Securities and Exchange Commission nor any state regulator has approved or disapproved of these shares or passed upon the adequacy of this Prospectus/Proxy Statement. A representation to the contrary is a crime.

The date of this Prospectus/Proxy Statement is             , 2015. The Prospectus/Proxy Statement will be sent to contractholders on or around July 1, 2015.

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained in this Prospectus/Proxy Statement. Contractholders should read the entire Prospectus/Proxy Statement carefully.

The Reorganization

The Board, including the directors who are not “interested persons” (as defined in the 1940 Act) of each Portfolio, has unanimously approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) on behalf of each Portfolio, subject to Target Portfolio contractholder approval. The Reorganization Agreement provides for:

•	the transfer of all of the assets of the Target Portfolio to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio;

•	the distribution by the Target Portfolio of such Acquiring Portfolio shares to Target Portfolio shareholders; and

•	the dissolution of the Target Portfolio.

When the Reorganization is complete, Target Portfolio shareholders will hold Acquiring Portfolio shares. The aggregate value of the Acquiring Portfolio shares a Target Portfolio shareholder will receive in the Reorganization will equal the aggregate value of the Target Portfolio shares owned by such shareholder immediately prior to the Reorganization. After the Reorganization, the Acquiring Portfolio will continue to operate with the investment objective and investment policies set forth in this Prospectus/Proxy Statement. The Reorganization will not affect your variable contract.

As discussed in more detail elsewhere in this Prospectus/Proxy Statement, the Board believes that the Reorganization would be in the best interests of the Target Portfolio’s contractholders because: (i) contractholders will become contractholders of a larger combined fund with greater potential to increase asset size and achieve economies of scale (especially given the breakpoints in the advisory fee schedule for the Acquiring Portfolio), whereby certain administrative costs may be spread across the combined portfolio’s larger asset base and, therefore, may increase the combined portfolio’s overall efficiency in the long term; (ii) the Target Portfolio and the Acquiring Portfolio both invest in equities, although the Acquiring Portfolio invests in a more diversified portfolio of equities; (iii) the Acquiring Portfolio has better performance than the Target Portfolio for the one-year period ended December 31, 2014, which corresponds to when Matthew Finn assumed primary portfolio management responsibilities for the Acquiring Portfolio, though there is no guarantee of future performance; (iv) Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”) believes that it can most effectively manage the assets currently in the Target Portfolio by combining such assets with the Acquiring Portfolio into a single mandate with the Adviser and under the same portfolio manager; and (v) the Acquiring Portfolio has lower advisory fees than the Target Portfolio and the Target Portfolio contractholders will experience a lower expense ratio in the Acquiring Portfolio following the Reorganization.

In addition, the Board, when determining whether to approve the Reorganization, considered, among other things, the future growth prospects of each of the Target Portfolio and the Acquiring Portfolio, the fact that the Target Portfolio contractholders would not experience any diminution in contractholder services as a result of the Reorganization, and the fact that the Reorganization is expected to be a tax-free reorganization for federal income tax purposes.

Background and Reasons for the Reorganization

The Target Portfolio and the Acquiring Portfolio have substantially similar investment objectives. The investment objective of the Target Portfolio is to achieve long-term capital growth. The investment objective of the Acquiring Portfolio is to seek long-term capital growth.

The two Portfolios also have similar, although not identical, principal investment strategies, which are described in more detail in the COMPARISON OF PORTFOLIOS—Investment Objective and Principal Strategies section of the Prospectus/Proxy Statement. Under normal circumstances, both Portfolios invest at least 80% of their net assets (plus the amount of any borrowing for investment purposes) in securities of small companies. In the case of the Target Portfolio, the Adviser focuses mainly in the securities of smaller U.S. companies which have market capitalizations similar to those companies included in widely known indices such as the S&P SmallCap 600 Growth Index, the Russell 2000® Growth Index, or the small company market capitalization classifications published by Lipper, Inc. In the case of the Acquiring Portfolio, the Adviser focuses mainly in the securities of smaller companies which have market capitalizations similar to those companies included in widely known indices such as the S&P SmallCap 600 Index or the Russell 2000® Index.

In determining whether to recommend approval of the Reorganization Agreement to Target Portfolio contractholders, the Board considered a number of factors, including, but not limited to: (i) the expenses and advisory fees applicable to the Portfolios before the proposed Reorganization and the estimated expense ratios of the combined portfolio after the proposed Reorganization; (ii) the comparative investment performance of the Portfolios; (iii) the future growth prospects of each Portfolio; (iv) the terms and conditions of the Reorganization Agreement; (v) whether the Reorganization would result in the dilution of contractholder interests; (vi) the compatibility of the Portfolios’ investment objectives, policies, risks and restrictions; (vii) the anticipated tax consequences of the proposed Reorganization; (viii) the compatibility of the Portfolios’ service features available to contractholders, including exchange privileges; and (ix) the estimated costs of the Reorganization. The Board concluded that these factors supported a determination to approve the Reorganization Agreement.

The Board has determined that the Reorganization is in the best interests of the Target Portfolio and that the interests of the Target Portfolio’s contractholders will not be diluted as a result of the Reorganization. In addition, the Board has determined that the Reorganization is in the best interests of the Acquiring Portfolio and that the interests of the Acquiring Portfolio contractholders will not be diluted as a result of the Reorganization.

The Board is asking contractholders of the Target Portfolio to approve the Reorganization at the Meeting to be held on August 14, 2015. If contractholders of the Target Portfolio approve the proposed Reorganization, it is expected that the closing date of the transaction (the “Closing Date”) will be after the close of business on or about August 21, 2015, but it may be at a different time as described herein. If contractholders of the Target Portfolio do not approve the proposed Reorganization, the Board will consider alternatives, including repurposing the Target Portfolio’s principal strategies.

The Board recommends that you vote “FOR” the Reorganization.

COMPARISON OF THE PORTFOLIOS

Investment Objective and Principal Strategies

Investment Objective. The Target Portfolio and the Acquiring Portfolio have substantially similar investment objectives. The investment objective of the Target Portfolio is to achieve long-term capital growth. The investment objective of the Acquiring Portfolio is to seek long-term capital growth.

Principal Strategies. Under normal circumstances, both Portfolios invest at least 80% of their net assets (plus the amount of any borrowing for investment purposes) in securities of small companies. In the case of the Target Portfolio, the Adviser focuses mainly in the securities of smaller U.S. companies which have market capitalizations similar to those companies included in widely known indices such as the S&P SmallCap 600 Growth Index, the Russell 2000® Growth Index, or the small company market capitalization classifications published by Lipper, Inc. In the case of the Acquiring Portfolio, the Adviser focuses mainly in the securities of smaller companies which have market capitalizations similar to those companies included in widely known indices such as the S&P SmallCap 600 Index or the Russell 2000® Index. Should the Adviser determine that a Portfolio would benefit from reducing the percentage of its assets invested in securities of small companies from 80% to a lesser amount, shareholders will be notified at least 60 days prior to such a change.

Each Portfolio seeks to achieve its investment objective by investing primarily in common stocks. The Adviser uses fundamental, quantitative, and technical investment research techniques to determine what securities to buy and sell. The Adviser looks for small companies that, in its opinion:

•	have an improving fundamental outlook;

•	have capable management; and

•	are financially sound.

The Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or reposition assets to more promising opportunities.

Portfolio Holdings. A description of the Portfolios’ policies and procedures with respect to the disclosure of the Portfolios’ portfolio securities is available on the Portfolios’ website.

Principal Risks

The Portfolios are subject to similar principal risks. Both Portfolios are subject to Market Risk, Issuer Risk, Liquidity Risk, Small Cap Risk, and Investment Adviser Risk. Both Portfolios are also subject to Volatility Risk, though each may be subject to different types of risks. These risks are described below.

Principal risks to which both Portfolios are subject

Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.

Issuer Risk. Issuer risk is the possibility that factors specific to a company to which the Portfolio’s portfolio is exposed will affect the market prices of the company’s securities and therefore the value of the Portfolio. Some factors affecting the performance of a company include demand for the company’s products or services, the quality of management of the company and brand recognition and loyalty. Common stock of a company is subordinate to other securities issued by the company. If a company becomes insolvent, interests of investors owning common stock will be subordinated to the interests of other investors in, and general creditors of, the company.

Small Cap Risk. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have small revenues, narrower product lines, less management depth and experience, small shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. Such companies seldom pay significant dividends that could cushion returns in a falling market.

Investment Adviser Risk. The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the adviser(s) in assessing the potential of the investments in which the Portfolio invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.

Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment.

Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. As a result, the Portfolio may have difficulty selling or disposing of securities quickly in certain markets or may only be able to sell the holdings at prices substantially less than what the Portfolio believes they are worth.

Additional principal risks to which only the Target Portfolio is subject

Volatility Risk. Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projection of future earnings or revenues and, if a company’s earnings or revenues fall short of expectation, its stock prices may fall dramatically.

Management of the Portfolios

The Board. The Board is responsible for the overall supervision of the operations of each Portfolio and performs the various duties imposed on the directors of investment companies by the 1940 Act and under applicable state law.

The Adviser. Thrivent Financial is the investment adviser for each Portfolio. Thrivent Financial and its investment advisory affiliate, Thrivent Asset Management, LLC, have been in the investment advisory business since 1986 and managed approximately $96 billion in assets as of December 31, 2014, including approximately $41 billion in mutual fund assets. These advisory entities are located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

The Adviser and the Fund received an exemptive order from the SEC that permits the Adviser and the Portfolios, with the approval of the Board, to retain one or more subadvisers for the Portfolios, or subsequently change a subadviser, without submitting the respective investment subadvisory agreements, or material amendments to those agreements, to a vote of the contractholders of the applicable Portfolio. The Adviser will notify contractholders of a Portfolio if there is a new subadviser for that Portfolio.

The Portfolios’ annual report to contractholders discusses the basis for the Board approving the investment advisory agreement during the period covered by the report.

Portfolio Management. David J. Lettenberger, CFA has served as portfolio manager of the Target Portfolio since 2014. Mr. Lettenberger has been with Thrivent Financial since 2013 and previously served as an associate portfolio manager.

Matthew D. Finn, CFA has served as lead portfolio manager of the Acquiring Portfolio since 2013. James M. Tinucci, CFA has served as the associate portfolio manager of the Acquiring Portfolio since 2015. Mr. Finn has been a portfolio manager at Thrivent Financial since 2004, when he joined the firm. Mr. Tinucci has been with Thrivent Financial since 2014, and previously held various positions at Thrivent Financial from 2007 to 2012. Prior to joining Thrivent Financial, Mr. Tinucci was a manager at Deloitte Consulting.

The Fund SAI provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Portfolios.

Advisory and Other Fees

Advisory Fees. Each Portfolio pays an annual investment advisory fee to the Adviser. The advisory contract between the Adviser and the Fund provides for the following advisory fees for each class of shares of a Portfolio, expressed as an annual rate of average daily net assets:

Target Portfolio

1.000% of average daily net assets up to $500 million
0.900% of average daily net assets over $500 million

Acquiring Portfolio

0.700% of average daily net assets up to $200 million
0.650% of average daily net assets greater than $200 million but not greater than $1 billion
0.600% of average daily net assets greater than $1 billion but not greater than $2.5 billion
0.550% of average daily net assets greater than $2.5 billion but not greater than $5 billion
0.525% of average daily net assets over $5 billion

During the twelve-months ended December 31, 2014, the contractual advisory fees for the Target Portfolio were 1.00% of the Target Portfolio’s average daily net assets.

During the twelve-months ended December 31, 2014, the contractual advisory fees for the Acquiring Portfolio were 0.68% of the Acquiring Portfolio’s average daily net assets.

For a complete description of each Portfolio’s advisory services, see the section of the Portfolio Prospectus entitled “Management” and the section of the Fund SAI entitled “Investment Adviser, Investment Subadvisers, and Portfolio Managers.”

Investments in the Target Portfolio by Certain Affiliated Portfolios

The Reorganization is not contingent upon the approval or completion of any other reorganization or merger. However, simultaneous with contractholders’ consideration of this Prospectus/Proxy Statement, contractholders of Thrivent Partner Small Cap Value Portfolio (the “Other Target Portfolio,” and collectively with the Target Portfolio, the “Target Portfolios”) are considering a reorganization of that portfolio into the Acquiring Portfolio. Therefore, pro forma financial and expense information presented in this Prospectus/Proxy Statement under the headings “COMPARISON OF THE PORTFOLIOS – Expenses” and “COMPARISON OF THE PORTFOLIOS – Capitalization”, and the pro forma information regarding the Acquiring and Target Portfolios in the Reorganization SAI (collectively, the “Pro Forma Information”), is presented on the basis of the alternate assumptions that the Reorganization involves solely the Target Portfolio or both of the Target Portfolios.

Other portfolios of the Fund for which Thrivent Financial is the investment adviser (the “Affiliated Portfolios”) currently invest in the Target Portfolios. The Affiliated Portfolios are asset allocation funds investing in a range of asset categories and permit Thrivent Financial to determine whether to invest directly in securities and other investments, in addition to, or instead of, investing in other portfolios of the Fund (including the Target Portfolios). Over time, Thrivent Financial has gradually invested a larger percentage of the Affiliated Portfolios’ assets in direct investments and has reduced the percentage of assets invested in other portfolios of the Fund. Thrivent Financial expects to continue decreasing the percentage of Affiliated Portfolios’ assets invested in other portfolios over time. This trend of relying more heavily on direct investments is expected to accelerate since Thrivent Financial has proposed changes that will simplify the investment advisory fee structure of the Affiliated Portfolios. These changes would encourage a more streamlined approach of direct investments, while accommodating investments in other portfolios of the Fund when Thrivent Financial deems it to be advisable. As a result, the Affiliated Portfolios are likely to redeem their holdings (if any) out of the Target Portfolios irrespective of whether the Reorganization is approved. These redemptions would most likely be processed as redemptions-in-kind, with the effect that the Affiliated Portfolios would receive a pro rata distribution of the Target Portfolios’ investments. These redemptions may be substantial, relative to the size of the Target Portfolio(s) prior to such redemption, and are likely to occur prior to the effective date of the Reorganization. The Pro Forma Information presented in this Prospectus/Proxy Statement and the Reorganization SAI does not include any effects of such redemptions.

Expenses

The table below sets forth the fees and expenses that investors may pay to buy and hold shares of each of the Target Portfolio and the Acquiring Portfolio, including (i) the fees and expenses paid by the Target Portfolio for the twelve-month period ended December 31, 2014, (ii) the fees and expenses paid by the Acquiring Portfolio for the twelve-month period ended December 31, 2014, (iii) pro forma fees and expenses for the Acquiring Portfolio for the twelve-month period ended December 31, 2014, assuming the Reorganization had been completed as of the beginning of such period, and (iv) pro forma fees and expenses for the Acquiring Portfolio for the twelve-month period ended December 31, 2014, assuming that the Target Portfolio and Thrivent Partner Small Cap Value Portfolio (collectively referred to as the “Target Portfolios”) all merged into the Acquiring Portfolio as of the beginning of such period. If you own a variable annuity contract or a variable life insurance contract, you will have additional expenses, including mortality and expense risk charges. These additional contract-level expenses are not reflected in the table below.

Shareholder Fees for Target and Acquiring Portfolios - Actual and Pro Forma

(fees directly paid from your investment)

Maximum Sales Charge (Load)	N/A
Maximum Deferred Sales Charge (Load)	N/A

	Actual		Pro Forma
Annual Fund Operating Expenses As a Percentage of Average Net Assets (expenses that you pay each year as a percentage of the value of your investment)	Target Portfolio	Acquiring Portfolio	Acquiring Portfolio (assuming merger with Target Portfolio)	Acquiring Portfolio (assuming merger with Target Portfolios)
Management Fees	1.00%	0.68%	0.67%	0.66%
Other Expenses	0.08%	0.07%	0.05%	0.04%
Acquired (Underlying) Portfolio Fees and Expenses	—	0.01%	0.01%	0.01%
Total Annual Operating Expenses	1.08%	0.76%	0.73%	0.71%
Less Expense Reimbursement*	0.13%	—	—	—
Net Annual Portfolio Operating Expenses	0.95%	0.76%	0.73%	0.71%

*	The Adviser has contractually agreed, through at least April 30, 2016, to waive certain fees and/or reimburse certain expenses associated with the shares of the Target Portfolio in order to limit the Net Annual Portfolio Operating Expenses (excluding Acquired (Underlying) Portfolio Fees and Expenses, if any) to an annual rate of 0.95% of the average daily net assets of the shares. This contractual provision, however, may be terminated before the indicated termination date upon the mutual agreement between the Independent Directors of the Fund and the Adviser.

Example

The following example, using the actual and pro forma operating expenses for the twelve-month period ended December 31, 2014, is intended to help you compare the costs of investing in the Acquiring Portfolio pro forma after the Reorganization with the costs of investing in each of the Target Portfolio and the Acquiring Portfolio without the Reorganization. The example assumes that you invest $10,000 in each Portfolio for the time period indicated and that you redeem all of your shares at the end of each period. The example also assumes that your investments have a 5% return each year and that each Portfolio’s operating expenses remain the same each year. Although your actual returns may be higher or lower, based on these assumptions your costs would be:

	Actual		Pro Forma
	Target Portfolio	Acquiring Portfolio	Acquiring Portfolio (assuming merger with the Target Portfolio)	Acquiring Portfolio (assuming merger with the Target Portfolios)
Total operating expenses assuming redemption at the end of the period
One Year	$97	$78	$75	$73
Three Years	$331	$243	$233	$227
Five Years	$583	$422	$406	$395
Ten Years	$1,305	$942	$906	$883

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Operating Expenses or in the Example, affect the Portfolios’ performance. During the fiscal year ended December 31, 2014, the Acquiring Portfolio’s and the Target Portfolio’s portfolio turnover rates were 56% and 88%, respectively, of the average value of their portfolios.

The Separate Accounts and the Retirement Plans

Shares in the Fund are currently sold, without sales charges, only to: (1) separate accounts of Thrivent Financial and Thrivent Life Insurance Company (“Thrivent Life”), a subsidiary of Thrivent Financial, which are used to fund benefits of variable life insurance and variable annuity contracts (each a “variable contract”) issued by Thrivent Financial and Thrivent Life; (2) other portfolios of the Fund; and (3) retirement plans sponsored by Thrivent Financial.

A Prospectus for the variable contract describes how the premiums and the assets relating to the variable contract may be allocated among one or more of the subaccounts that correspond to the portfolios of the Fund.

The Fund serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Thrivent Financial and Thrivent Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios at the same time. Although neither Thrivent Financial, Thrivent Life, nor the Fund currently foresees any such disadvantage, the Fund’s Board monitors events in order to identify any material conflicts between such policy owners and contract owners. Material conflict could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax law, (3) changes in the investment management of a portfolio, or (4) differences in voting instructions between those given by policy owners and those given by contract owners. Should it be necessary, the Board would determine what action if any, should be taken on response to any such conflicts.

As a result of differences in tax treatment and other considerations, a conflict could arise between the interests of the variable life insurance contract owners, variable annuity contract owners, and the retirement plans with respect to their investments in the Fund. The Fund’s Board will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action if any, should be taken in response to any such conflicts.

Pricing of Portfolio Shares

The price of a Portfolio’s shares is based on the Portfolio’s net asset value (“NAV”). The Portfolios determine their NAV once daily at the close of trading on the New York Stock Exchange (“NYSE”), which is normally 4:00 p.m. Eastern Time. The Portfolios do not determine NAV on holidays observed by the NYSE or on any other day when the NYSE is closed. The NYSE is regularly closed on Saturdays and Sundays, New Year’s Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Portfolio determines its NAV by adding the value of Portfolio assets, subtracting the Portfolio’s liabilities, and dividing the result by the number of outstanding shares. To determine the NAV, the Portfolios generally value their securities at current market value using readily available market quotations. If market prices are not available or if the Adviser determines that they do not accurately reflect fair value for a security, the Board has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes a review of various factors set forth in the pricing policies adopted by the Board.

Because many foreign markets close before the U.S. markets, significant events may occur between the close of the foreign market and the close of the U.S. markets, when the Portfolio’s assets are valued, that could have a material impact on the valuation of foreign securities (i.e., available price quotations for these securities may not necessarily reflect the occurrence of the significant event). The Fund, subject to oversight by the Board, evaluates the impact of these significant events and adjusts the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets to the extent that the available price quotations do not, in the Adviser’s opinion, adequately reflect the occurrence of the significant events.

The separate accounts place an order to buy or sell shares of a respective Portfolio each business day. The amount of the order is based on the aggregate instructions from owners of the variable annuity contracts. Orders placed before the close of the NYSE on a given day by the separate accounts or the retirement plans result in share purchases and redemptions at the NAV calculated as of the close of the NYSE that day.

Please note that the Target Portfolio and the Acquiring Portfolio have identical valuation policies. As a result, there will be no material change to the value of the Target Portfolio’s assets because of the Reorganization.

Also, the Target Portfolio and the Acquiring Portfolio have identical policies with respect to frequent purchases and redemptions and standing allocation orders (for more information, please see Policy Regarding Frequent Purchases and Redemptions and Standing Allocation Order disclosures in the Acquiring Portfolio’s Prospectus - these disclosures are incorporate herein by reference). The Reorganization will not affect these policies.

Capitalization

The following table sets forth the capitalization of the Target Portfolio and the Acquiring Portfolio, as of December 31, 2014, and the pro forma capitalization of the Acquiring Portfolio as if the Reorganization occurred on that date. These numbers may differ as of the Closing Date.

	Actual		Pro Forma
	Target Portfolio	Acquiring Portfolio	Acquiring Portfolio (assuming merger with the Target Portfolio)	Acquiring Portfolio (assuming merger with the Target Portfolios)
Net assets
Portfolio Net Assets	$47,801,026	$306,338,035	$354,139,061	$742,771,667
Net asset value per share
Net asset value	$17.39	$18.37	$18.37	$18.37
Shares outstanding
Portfolio Shares	2,748,785	16,675,108	19,277,091	40,431,770

The pro forma shares outstanding reflect the issuance by the Acquiring Portfolio of: i) assuming a merger with the Target Portfolios, approximately 2,601,983 shares; and ii) assuming a merger with the Target Portfolios, approximately 23,756,662 shares. In each case, such issuance reflects the exchange of the assets of the Target Portfolio for newly issued shares of the Acquiring Portfolio, respectively, at the pro forma net asset value per share. The aggregate value of the Acquiring Portfolio shares that a Target Portfolio shareholder receives in the Reorganization will equal the aggregate value of the Target Portfolio shares owned immediately prior to the Reorganization.

Annual Performance Information

The following chart shows the annual returns of the Target Portfolio and the Acquiring Portfolio for the past ten calendar years. The bar charts include the effects of each Portfolio’s expenses, but not charges or deductions against your variable contract. If these charges and deductions were included, returns would be lower than those shown.

Thrivent Partner Small Cap Growth Portfolio

Thrivent Small Cap Stock Portfolio

As a result of market activity, current performance may vary from the figures shown.

The Target Portfolio’s total return for the three-month period from January 1, 2015 to March 31, 2015 was 7.78%. The Acquiring Portfolio’s total return for the three-month period from January 1, 2015 to March 31, 2015 was 3.53%. During the past 10 years, the Target Portfolio’s highest quarterly return was 22.98% (for the quarter ended June 30, 2009) and its lowest quarterly return was -27.38% (for the quarter ended December 31, 2008). During the past 10 years, the Acquiring Portfolio’s highest quarterly return was 19.09% (for the quarter ended September 30, 2009) and its lowest quarterly return was -24.43% (for the quarter ended December 31, 2008).

Comparative Performance Information

As a basis for evaluating each Portfolio’s performance and risks, the following table shows how each Portfolio’s performance compares with broad-based market indices that the Adviser believes are appropriate benchmarks for such Portfolio. The Target Portfolio’s benchmark is the Russell 2000® Growth Index, which is comprised of small-cap companies with a greater-than-average growth orientation. The Acquiring Portfolio’s benchmark is the Russell 2000® Index, which is comprised of 2000 of the smaller companies in the Russell 3000® Index. Further, the table includes the effects of each Portfolio’s expenses, but not charges or deductions against your variable contract. If these charges and deductions were included, returns would be lower than those shown.

Average annual total returns are shown below for each Portfolio for the periods ended December 31, 2014 (the most recently completed calendar year prior to the date of this Prospectus/Proxy Statement). Remember that past performance of a Portfolio is not indicative of its future performance.

Average Annual Total Returns for the Period ended December 31, 2014

	Target Portfolio			Acquiring Portfolio
	Past 1 Year	Past 5 Years	Past 10 Years	Past 1 Year	Past 5 Years	Past 10 Years
Applicable Portfolio	2.31%	14.93%	6.90%	4.76%	13.03%	6.10%
Russell 2000® Growth Index (reflects no deductions for fees, expenses or taxes)	5.60%	16.80%	8.54%	—	—	—
Russell 2000® Index (reflects no deductions for fees, expenses or taxes)	—	—	—	4.89%	15.55%	7.77%

Financial Highlights of the Acquiring Portfolio

		Income from Investment Operations			Less Distributions From						Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/ (Loss)	Expenses	Net Investment Income/ (Loss)	Portfolio Turnover Rate
Year Ended 12/31/2014	$17.77	$0.08	$0.75	$0.83	$(0.04)	$(0.19)	$(0.23)	$18.37	4.76%	$306.3	0.75%	0.42%	0.75%	0.42%	56%
Year Ended 12/31/2013	13.12	0.04	4.67	4.71	(0.06)	—	(0.06)	17.77	35.90%	354.6	0.75%	0.25%	0.75%	0.25%	62%
Year Ended 12/31/2012	11.99	0.06	1.07	1.13	—	—	—	13.12	9.42%	269.5	0.76%	0.49%	0.76%	0.49%	96%
Year Ended 12/31/2011	12.66	(0.01)	(0.66)	(0.67)	—	—	—	11.99	(5.31)%	263.8	0.76%	(0.10)%	0.76%	(0.10)%	88%
Year Ended 12/31/2010	10.13	(0.01)	2.54	2.53	—	—	—	12.66	25.09%	303.2	0.77%	(0.11)%	0.77%	(0.11)%	208%

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of portfolio shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contractholders by the variable accounts. Those charges and expenses reduce the return received by contractholders as compared to the return presented.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year

The financial highlights for the Target Portfolio are available in the Thrivent Series Fund, Inc. Prospectus, dated April 30, 2015 and as supplemented through the date hereof and are incorporated herein by reference.

Other Service Providers

Thrivent Financial, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, provides administrative personnel and services necessary to operate the Portfolios and receives an administration fee from the Portfolios. The custodian for the Portfolios is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP, 225 South Sixth Street, Suite 1400, Minneapolis, MN 55402, serves as the Fund’s independent registered public accounting firm.

Governing Law

The Fund is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and was organized as a Minnesota corporation on February 24, 1986. The Fund is made up of 36 separate series or “Portfolios.” Each Portfolio of the Fund, other than the Thrivent Aggressive Allocation Portfolio, the Thrivent Moderately Aggressive Allocation Portfolio, the Thrivent Moderate Allocation Portfolio, the Thrivent Moderately Conservative Allocation Portfolio, the Thrivent Partner Healthcare Portfolio, and the Thrivent Natural Resources Portfolio, is diversified. Each Portfolio is in effect a separate investment fund, and a separate class of capital stock of the Fund is issued with respect to each Portfolio.

The Fund’s organizational documents are filed as part of the Fund’s registration statement with the SEC, and shareholders may obtain copies of such documents as described on the first page of this Prospectus/Proxy Statement and in the Questions and Answers preceding this Prospectus/Proxy Statement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Portfolio through a broker-dealer or other financial intermediary, the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INFORMATION ABOUT THE REORGANIZATION

General

Under the Reorganization Agreement, the Target Portfolio will transfer all of its assets to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio. The Acquiring Portfolio shares issued to the Target Portfolio will have an aggregate value equal to the aggregate value of the Target Portfolio’s net assets immediately prior to the Reorganization. Upon receipt by the Target Portfolio of Acquiring Portfolio shares, the Target Portfolio will distribute such shares of the Acquiring Portfolio to Target Portfolio shareholders. Then, as soon as practicable after the Closing Date of the Reorganization, the Target Portfolio will dissolve under applicable state law.

The Target Portfolio will distribute the Acquiring Portfolio shares received by it pro rata to Target Portfolio shareholders of record in exchange for their interest in shares of the Target Portfolio. Accordingly, as a result of the Reorganization, each Target Portfolio shareholder would own Acquiring Portfolio shares that would have an aggregate value immediately after the Reorganization equal to the aggregate value of that shareholder’s Target Portfolio shares immediately prior to the Reorganization. The interests of each of the Target Portfolio’s shareholders will not be diluted as a result of the Reorganization. However, as a result of the Reorganization, a shareholder of the Target Portfolio or the Acquiring Portfolio will hold a reduced percentage of ownership in the larger combined portfolio than the shareholder did in either of the separate Portfolios.

No sales charge or fee of any kind will be assessed to Target Portfolio shareholders in connection with their receipt of Acquiring Portfolio shares in the Reorganization.

Approval of the Reorganization will constitute approval of amendments to any of the fundamental investment restrictions of the Target Portfolio that might otherwise be interpreted as impeding the Reorganization, but solely for the purpose of and to the extent necessary for consummation of the Reorganization.

Terms of the Reorganization Agreement

The following is a summary of the material terms of the Reorganization Agreement. This summary is qualified in its entirety by reference to the form of Reorganization Agreement, a form of which is attached as Appendix A to the Reorganization SAI.

Pursuant to the Reorganization Agreement, the Acquiring Portfolio will acquire all of the assets of the Target Portfolio on the Closing Date in exchange for shares of the Acquiring Portfolio. Subject to the Target Portfolio’s contractholders approving the Reorganization, the Closing Date shall occur on August 21, 2015 or such other date as determined by an officer of the Fund.

On the Closing Date, the Target Portfolio will transfer to the Acquiring Portfolio all of its assets. The Acquiring Portfolio will in turn transfer to the Target Portfolio a number of its shares equal in value to the value of the net assets of the Target Portfolio transferred to the Acquiring Portfolio as of the Closing Date, as determined in accordance with the valuation method described in the Acquiring Portfolio’s then current prospectus. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Target Portfolio will distribute on or before the Closing Date all or substantially all of its undistributed net investment income (including net capital gains) as of such date.

The Target Portfolio expects to distribute shares of the Acquiring Portfolio received by the Target Portfolio to contractholders of the Target Portfolio promptly after the Closing Date and then dissolve.

The Acquiring Portfolio and the Target Portfolio have made certain standard representations and warranties to each other regarding their capitalization, status and conduct of business. Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

•	the approval of the Reorganization by the Target Portfolio’s contractholders;

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

•	the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Reorganization Agreement;

•	the effectiveness under applicable law of the registration statement of the Acquiring Portfolio of which this Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto; and

•	the receipt of an opinion of counsel relating to the characterization of the Reorganization as a tax-free reorganization for federal income tax purposes (as further described herein under the heading “Material Federal Income Tax Consequences of the Reorganization”).

The Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the contractholders of the Target Portfolio, provided that no such amendment after such approval shall be made if it would have a material adverse effect on the interests of such Target Portfolio’s contractholders. The Reorganization Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to closing.

Reasons for the Proposed Reorganization

In determining whether to recommend approval of the Reorganization Agreement to Target Portfolio contractholders, the Board considered a number of factors, including, but not limited to: (i) the expenses and advisory fees applicable to the Portfolios before the proposed Reorganization and the estimated expense ratios of the combined portfolio after the proposed Reorganization; (ii) the comparative investment performance of the Portfolios; (iii) the future growth prospects of each Portfolio; (iv) the terms and conditions of the Reorganization Agreement; (v) whether the Reorganization would result in the dilution of contractholder interests; (vi) the compatibility of the Portfolios’ investment objectives, policies, risks and restrictions; (vii) the anticipated tax consequences of the proposed Reorganization; (viii) the compatibility of the Portfolios’ service features available to contractholders, including exchange privileges; and (ix) the estimated costs of the Reorganization. The Board concluded that these factors supported a determination to approve the Reorganization Agreement.

The Board believes that the Reorganization would be in the best interests of the Target Portfolio’s contractholders because: (i) contractholders will become contractholders of a larger combined portfolio with greater potential to increase asset size and achieve economies of scale (especially given the breakpoints in the advisory fee schedule for the Acquiring Portfolio), whereby certain administrative costs may be spread across the combined portfolio’s larger asset base and, therefore, may increase the combined portfolio’s overall efficiency in the long term; (ii) the Target Portfolio and the Acquiring Portfolio both invest in equities, although the Acquiring Portfolio invests in a more diversified portfolio of equities; (iii) the Acquiring Portfolio has better performance than the Target Portfolio for the one-year period ended December 31, 2014, which corresponds to when Matthew Finn assumed primary portfolio management responsibilities for the Acquiring Portfolio, though there is no guarantee of future performance; (iv) the Adviser believes that it can most effectively manage the assets currently in the Target Portfolio by combining such assets with the Acquiring Portfolio into a single mandate with the Adviser and under the same portfolio manager; and (v) the Acquiring Portfolio has lower advisory fees than the Target Portfolio and the Target Portfolio contractholders will experience a lower expense ratio in the Acquiring Portfolio following the Reorganization.

The Board has determined that the Reorganization is in the best interests of the Target Portfolio and that the interests of the Target Portfolio’s contractholders will not be diluted as a result of the Reorganization. In addition, the Board has determined that the Reorganization is in the best interests of the Acquiring Portfolio and that the interests of the Acquiring Portfolio contractholders will not be diluted as a result of the Reorganization.

Material Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is limited to U.S. persons who hold shares of the Target Portfolio as capital assets for U.S. federal income tax purposes on the date of the exchange. For federal income tax purposes, the contractholders are not the shareholders of the Target Portfolio. Rather, Thrivent Financial and Thrivent Life and their separate accounts are the shareholders.

This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular contractholder or to contractholders who may be subject to special treatment under U.S. federal income tax laws. No assurance can be given that the IRS would not assert or that a court would not sustain a position contrary to any of the tax aspects described below. Contractholders should consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization to them, as well as the effects of state, local and non-U.S. tax laws.

The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes. It is a condition to closing the Reorganization that the Target Portfolio and the Acquiring Portfolio receive an opinion from Reed Smith LLP, special counsel to each Portfolio, dated as of the Closing Date, regarding the characterization of the Reorganization as a “reorganization” within the meaning of Section 368(a)(1) of the Code. As such a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows: to the effect that on the basis of existing provisions of the Code, the Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for U.S. federal income tax purposes, except as noted below:

•	the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Portfolio and the Acquiring Portfolio will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•	under Section 361 of the Code, no gain or loss will be recognized by the Target Portfolio upon the transfer of its assets to the Acquiring Portfolio in exchange for Acquiring Portfolio shares, or upon the distribution of Acquiring Portfolio shares by the Target Portfolio to its shareholders in liquidation;

•	under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Portfolio upon receipt of the assets transferred to the Acquiring Portfolio in exchange for Acquiring Portfolio shares;

•	under Section 362(b) of the Code, the Acquiring Portfolio’s tax basis in each asset that the Acquiring Portfolio receives from the Target Portfolio will be the same as the Target Portfolio’s tax basis in such asset immediately prior to such exchange;

•	under Section 1223(2) of the Code, the Acquiring Portfolio’s holding periods in each asset will include the Target Portfolio’s holding periods in such asset;

•	under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Target Portfolio on the distribution of Acquiring Portfolio shares to them in exchange for their shares of the Target Portfolio;

•	under Section 358 of the Code, the aggregate tax basis of the Acquiring Portfolio shares that the Target Portfolio’s shareholders receive in exchange for their Target Portfolio shares will be the same as the aggregate tax basis of the Target Portfolio shares exchanged therefor;

•	under Section 1223(1) of the Code, a Target Portfolio shareholder’s holding period for the Acquiring Portfolio shares received in the Reorganization will be determined by including the holding period for the Target Portfolio shares exchanged therefor, provided that the shareholder held the Target Portfolio shares as a capital asset on the date of the exchange; and

•	under Section 381 of the Code, the Acquiring Portfolio will succeed to and take into account the items of the Target Portfolio described in Section 381(c) of the Code, subject to the conditions and limitations specified in Section 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder.

The opinion will be based on certain factual certifications made by the officers of the Target Portfolio and the Acquiring Portfolio and will also be based on customary assumptions such as the assumption that the Reorganization will be consummated in accordance with the Reorganization Agreement. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the IRS or a court would agree with the opinion.

The Acquiring Portfolio intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code which are the same rules currently applicable to the Target Portfolio. In connection with the Reorganization, on or before the Closing Date, the Target Portfolio will declare to its shareholders a dividend which, together with all of its previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt interest income and net capital gains through the Closing Date.

A regulated investment company is permitted to carryforward net capital losses; however, net capital losses incurred in taxable years beginning on or before December 22, 2010 can be carried forward for eight taxable years only. Additionally capital losses incurred in taxable years beginning on or before December 22, 2010 cannot be utilized to offset capital gains until all net capital losses arising in tax years beginning after December 22, 2010 have been utilized. As a result, some net capital loss carryforwards incurred on or before December 22, 2010 may expire unused.

Immediately prior to the Reorganization, the Target Portfolio is not expected to have any unutilized capital loss carryforwards. The final amount of unutilized capital loss carryforwards for the Target Portfolio is subject to change and will not be determined until the Closing Date. As of April 9, 2015, the capital loss carryforward of the Target Portfolio and the Acquiring Portfolio was $0 and $0, respectively.

Generally, the Acquiring Portfolio will succeed to the capital loss carryforwards of the Target Portfolio, subject to the limitations described below. If the Target Portfolio has capital loss carryforwards, such capital losses would, in the absence of the Reorganization, generally be available to offset Target Portfolio capital gains, thereby reducing the amount of capital gain net income that must be distributed to the Target Portfolio shareholders.

Under Sections 382 and 383 of the Code, an “equity structure shift” arising as a result of a reorganization under Section 368(a)(1) of the Code can result in limitations on the post-reorganization Portfolio’s use of capital loss carryforwards of the participating Portfolios. An “equity structure shift” can trigger limitations on capital loss carryforwards where there is a more than 50% change in the ownership of a Portfolio.

Because the Reorganization is not expected to result in a more than 50% change in ownership of the Target Portfolio or the Acquiring Portfolio, it is anticipated that the capital loss carryforwards of the Target Portfolio will not be subject to an annual limitation as a result of the Reorganization and none of the Target Portfolio’s capital loss carryforward is expected to expire unutilized as a result of the Reorganization.

This summary of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

It is not expected that the Reorganization will be a taxable event for any contractholder.

Expenses of the Reorganization

All expenses of the Reorganization will be paid by the Adviser or an affiliate and will not be borne by shareholders of the Target Portfolio.

Reorganization expenses include, but are not limited to: all costs related to the preparation and distribution of materials distributed to the Board; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with each Reorganization; the costs of printing and distributing this Prospectus/Proxy Statement; legal fees incurred preparing materials for the Boards attending the Board meetings and preparing the Board minutes; auditing fees associated with the Portfolio’s financial statements; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Management of the Portfolios estimates the total cost of the Reorganization to be approximately $115,000 ($240,000 for the Target Portfolios combined). If the Reorganization is not approved by contractholders, the Adviser will still bear the costs of the proposed Reorganization.

Any brokerage charges associated with the purchase or disposition of portfolio investments by the Target Portfolio prior to the Reorganization will be borne by the Target Portfolio. Any brokerage charges associated with the purchase or disposition of portfolio investments by the Acquiring Portfolio after the Reorganization will be borne by the Acquiring Portfolio.

Contractholder Approval

The Board has unanimously approved the Reorganization, subject to shareholder approval. Approval of the Reorganization requires the affirmative vote of a “Majority of the Outstanding Voting Securities” of the Target Portfolio, which is, under the 1940 Act, the lesser of (1) 67% or more of the shares of the Portfolio present at the Meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2)  more than 50% of the outstanding shares of the Portfolio.

Board Recommendation

The Board recommends voting “FOR” the proposed Reorganization.

SHAREHOLDER AND CONTRACTHOLDER INFORMATION

At the close of business on the Record Date, the Acquiring Portfolio had outstanding     shares. As of the Record Date, the directors and officers of the Acquiring Portfolio as a group owned less than 1% of the shares of the Acquiring Portfolio. As of the Record Date, no person was known by the Acquiring Portfolio to own beneficially or of record as much as 5% of the Acquiring Portfolio shares except as follows:

Name	Shares Outstanding	Approximate Percentage of Ownership
%
%
%

At the close of business on the Record Date, the Target Portfolio had outstanding     shares. As of the Record Date, the directors and officers of the Target Portfolio as a group owned less than 1% of the shares of the Target Portfolio. As of the Record Date, no person was known by the Target Portfolio to own beneficially or of record as much as 5% of the shares of the Target Portfolio except as follows:

Name	Shares Outstanding	Approximate Percentage of Ownership
%
%

Annual Meeting of Contractholders

There will be no annual or further special meetings of contractholders of the Fund unless required by applicable law or called by the Board in its discretion. Contractholders wishing to submit proposals for inclusion in a proxy statement for a subsequent contractholder meeting should send their written proposals to the Secretary of the Fund, 625 Fourth Avenue South, Minneapolis, Minnesota 55415. Contractholder proposals should be received in a reasonable time before the solicitation is made.

VOTING INFORMATION AND REQUIREMENTS

General

Approval of the Reorganization requires the affirmative vote of a “Majority of the Outstanding Voting Securities” of the Target Portfolio, which is, under the 1940 Act, the lesser of (1) 67% or more of the shares of the Target Portfolio present at the Meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Target Portfolio.

Record Date

The Board has fixed the close of business on June 16, 2015, as the Record Date for the determination of contractholders entitled to notice of, and to vote at, the Meeting. Target Portfolio shareholders on the Record Date are entitled to one vote for each share held, with no shares having cumulative voting rights.

Quorum

A majority of the shares of the Target Portfolio entitled to vote at the Meeting represented in person or by proxy constitutes a quorum. Thrivent Financial and its affiliates together are the record owners of a majority of the shares of the Target Portfolio. Thrivent Financial’s representation at the Meeting will therefore assure the presence of a quorum.

Proxies

Target Portfolio contractholders may vote in any one of four ways: (i) via the Internet, (ii) by telephone, (iii) by mail, by returning the proxy card, or (iv) in person at the Meeting. Instructions for Internet and telephone voting are included with the enclosed proxy materials. Contractholders who deliver voting instructions by methods (i), (ii) or (iii) may revoke them at any time prior to the Meeting by delivering a written notice of revocation, by executing another proxy card bearing a later date or by attending the Meeting and giving voting instructions in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match voting proxy cards with contractholders’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date. The Target Portfolio employs procedures for Internet and telephone voting, such as requiring the control number from the proxy card in order to vote by either of these methods, which it considers to be reasonable to confirm that the instructions received are genuine. If reasonable procedures are employed, the Target Portfolio will not be liable for following Internet or telephone votes which it believes to be genuine.

Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be deemed present for quorum purposes. Abstentions and broker non-votes have the same effect as votes “AGAINST” the Reorganization.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the approval of the proposed Reorganization.

Solicitation of Proxies

Solicitation of proxies is being made primarily by the mailing of this Notice and Prospectus/Proxy Statement with its enclosures on or about July 1, 2015. Contractholders of the Target Portfolio whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile or oral communication. The Target Portfolio may retain Computershare Fund Services (“Computershare”), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. We do not anticipate any expense for additional telephone solicitation by Computershare. The proxy solicitation expenses, if any, are an expense of the Reorganization and will be allocated as described above.

Other Matters to Come Before the Meeting

The Board knows of no business other than that described in the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment.

In the event that a quorum is present at the Meeting but sufficient votes to approve the proposed Reorganization are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies on the proposed Reorganization, provided that the Board determines that such an adjournment and additional solicitation is reasonable and in the interest of contractholders based on a consideration of all relevant factors, including the nature of the particular proposals, the percentage of votes then cast, the percentage of negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Meeting to be adjourned.

If you cannot be present in person, you are requested to fill in, sign and return the enclosed proxy card, for which, no postage is required if mailed in the United States, or record your voting instructions by telephone or via the Internet promptly.

Michael W. Kremenak
Secretary
Thrivent Series Fund, Inc.

Questions & Answers

For Contractholders of Thrivent Partner Small Cap Value Portfolio

Although we recommend that you read the complete Prospectus/Proxy Statement, we have provided the following questions and answers to clarify and summarize the issues to be voted on.

Q: Why is a contractholder meeting being held?

A: A special meeting of contractholders (the “Meeting”) of Thrivent Partner Small Cap Value Portfolio (the “Target Portfolio”) is being held to seek contractholder approval of a reorganization (the “Reorganization”) of the Target Portfolio into Thrivent Small Cap Stock Portfolio (the “Acquiring Portfolio”). Please refer to the Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the Acquiring Portfolio.

Q: Why is the Reorganization being recommended?

A: After careful consideration, the Board of Directors (the “Board”) of Thrivent Series Fund, Inc. (the “Fund”) has determined that the Reorganization is in the best interests of the contractholders of the Target Portfolio and recommends that you cast your vote “FOR” the proposed Reorganization. The investment objectives of the Target Portfolio and the Acquiring Portfolio are substantially similar, and each of the Portfolios is a diversified series of the Fund, an open-end investment company registered under the Investment Company Act of 1940. Thrivent Financial for Lutherans (“Thrivent Financial”) is the investment adviser for the Target Portfolio and the Acquiring Portfolio.

The Board believes that the Reorganization would be in the best interests of the contractholders of the Target Portfolio because: (i) contractholders will become contractholders of a larger combined portfolio with greater potential to increase asset size and achieve economies of scale (especially given the breakpoints in the advisory fee schedule for the Acquiring Portfolio), whereby certain administrative costs may be spread across the combined portfolio’s larger asset base and, therefore, may increase the combined portfolio’s overall efficiency in the long term; (ii) the Target Portfolio and the Acquiring Portfolio both invest in small cap equities, although the Acquiring Portfolio invests a more diversified portfolio of equities; (iii) the Acquiring Portfolio has better performance than the Target Portfolio for the one-year period ended December 31, 2014, which corresponds to when Matthew Finn assumed primary portfolio management responsibilities for the Acquiring Portfolio, though there is no guarantee of future performance; (iv) Management believes that, given the turnover in portfolio management at T. Rowe Price, subadviser to the Target Portfolio, assets currently in the Target Portfolio can be most effectively managed by combining such assets with the Acquiring Portfolio into a single mandate and under the same portfolio manager; and (v) the Acquiring Portfolio has lower advisory fees than the Target Portfolio and the Target Portfolio contractholders will experience a lower expense ratio in the Acquiring Portfolio following the Reorganization.

Q: Who can vote?

A: Owners of the variable contracts funded by the Target Portfolio and shareholders of the Target Portfolio (e.g., mutual funds affiliated with Thrivent Financial that invest in the Target Portfolio) are entitled to vote. Thrivent Financial and Thrivent Life Insurance Company (“Thrivent Life”), the sponsors of your variable contracts, will cast your votes according to your voting instructions. If no timely voting instructions are received, any shares of the Target Portfolio attributable to a variable contract will be voted by Thrivent Financial or Thrivent Life in proportion to the voting instructions received for all variable contracts participating in the proxy solicitation. If a voting instruction form is returned with no voting instructions, the shares of the Target Portfolio to which the form relates will be voted FOR the Reorganization.

Any shares of the Target Portfolio held by Thrivent Financial, Thrivent Life or any of their affiliates (e.g., a Thrivent-sponsored mutual fund) for their own account will also be voted in proportion to the voting instructions received for all variable contracts participating in the proxy solicitation.

Q: How will the Reorganization affect me?

A: Assuming contractholders approve the proposed Reorganization, the assets of the Target Portfolio will be combined with those of the Acquiring Portfolio. The shares of the Target Portfolio that fund your benefits under variable contracts automatically would be exchanged for an equal dollar value of shares of the Acquiring Portfolio. The Reorganization would affect only the investments underlying variable contracts and would not otherwise affect variable contracts. Following the Reorganization, the Target Portfolio will dissolve.

Q: Will I have to pay any commission or other similar fee as a result of the Reorganization?

A: No. You will not pay any commissions or other similar fees as a result of the Reorganization.

Q: Will the total annual operating expenses that my portfolio investment bears increase as a result of the Reorganization?

A: No, they will likely decrease, and the investment management fee, which comprises a portion of the annual operating expenses, will decrease. For more information about how fund expenses may change as a result of the Reorganization, please see the comparative and pro forma table and related disclosures in the COMPARISON OF THE PORTFOLIOS—Expenses section of the Prospectus/Proxy Statement.

Q: Will I have to pay any U.S. federal income taxes as a result of the Reorganization?

A: The Reorganization is expected to be tax-free for federal income tax purposes. The Target Portfolio will seek an opinion of counsel to this effect. Generally, neither shareholders nor contractholders will incur capital gains or losses on the exchange of Target Portfolio shares for Acquiring Portfolio shares as a result of the Reorganization. The cost basis on each investment will also remain the same. If you choose to make a total or partial surrender of your contract, you may be subject to taxes and other charges under your contract.

Q: Can I surrender or exchange my interests in the Target Portfolio for a different subaccount option of the Fund or surrender my contract before the Reorganization takes place?

A: Yes, but please refer to the most recent prospectus of your variable contract as certain charges and/or restrictions may apply to such exchanges and surrenders.

Q: If contractholders of the Target Portfolio do not approve the Reorganization, what will happen to the Target Portfolio?

A: Thrivent Financial will reassess what changes it would like to make to a Target Portfolio, including a possible repurposing of the Target Portfolio’s principal investment strategies or recommending a liquidation of the Target Portfolio to the Board. It may ultimately decide to make no changes.

Q: Who pays the costs of the Reorganization?

A: The expenses of the Reorganization, including the costs of the Meeting, will be paid by Thrivent Financial and will not be borne by shareholders of the Target Portfolio.

Q: How can I vote?

A: Contractholders are invited to attend the Meeting and to vote in person. You may also vote by executing a proxy using one of three methods:

•	By Internet: Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•	By Telephone: Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•	By Mail: If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Contractholders who execute proxies by Internet, telephone or mail may revoke them at any time prior to the Meeting by filing with the Target Portfolio a written notice of revocation, by executing another proxy bearing a later date, by voting later by Internet or telephone or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

Q: When should I vote?

A: Every vote is important and the Board encourages you to record your vote as soon as possible. Voting your proxy now will ensure that the necessary number of votes is obtained, without the time and expense required for additional proxy solicitation.

Q: Who should I call if I have questions about the proposal in the Prospectus/Proxy Statement?

A: Call 1-866-865-3843 with your questions.

Q: How can I get more information about the Target and Acquiring Portfolios or my variable contract?

A: You may obtain (1) a prospectus, statement of additional information or annual/semiannual report for the Portfolios, (2) a prospectus or statement of additional information for your variable contract or (3) the statement of additional information regarding the Reorganization (request the “Reorganization SAI”) by:

•	Telephone: 1-800-THRIVENT (1-800-847-4836) and say “Variable Annuity” or “Variable Universal Life”

•	Mail: Thrivent Series Fund, Inc., 4321 North Ballard Road, Appleton, WI 54919

•	Internet:

•	For a copy of a prospectus, a statement of additional information, or a shareholder report: www.thrivent.com

•	For a copy of this Prospectus/Proxy Statement or the Reorganization SAI:

www.proxy-direct.com/thr-26705

Thrivent Partner Small Cap Value Portfolio

a series of

THRIVENT SERIES FUND, INC.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(800) 847-4836

www.thrivent.com

NOTICE OF SPECIAL MEETING

OF CONTRACTHOLDERS

To be Held on August 14, 2015

NOTICE IS HEREBY GIVEN THAT a special meeting of contractholders (the “Meeting”) of Thrivent Partner Small Cap Value Portfolio (the “Target Portfolio”), a series of Thrivent Series Fund, Inc. (the “Fund”), will be held at the offices of Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, Minnesota 55415 on August 14, 2015 at 9:30 a.m. Central time for the following purposes:

1.	To approve an Agreement and Plan of Reorganization pursuant to which the Target Portfolio would (i) transfer all of its assets to Thrivent Small Cap Stock Portfolio (the “Acquiring Portfolio”), a series of the Fund, in exchange for Shares of the Acquiring Portfolio, (ii) distribute such Shares of the Acquiring Portfolio to contractholders of the Target Portfolio, and (iii) dissolve.

2.	To transact such other business as may properly be presented at the Meeting or any adjournment thereof.

The Board of Directors of the Fund (the “Board”) has fixed the close of business on June 16, 2015 as the record date for the determination of contractholders entitled to notice of, and to vote at, the Meeting and all adjournments thereof.

Contractholders are invited to attend the meeting and vote in person. You may also vote by executing a proxy using one of three methods:

•	By Internet—Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•	By Telephone—Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•	By Mail—If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Contractholders who execute proxies by Internet, telephone, or mail may revoke them at any time prior to the Meeting by filing with the Target Portfolio a written notice of revocation, by executing another proxy bearing a later date, or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

The Board recommends that you cast your vote FOR the proposed Reorganization as described in the Prospectus/Proxy Statement.

YOUR VOTE IS IMPORTANT

Please return your proxy card or record your voting instructions by telephone or via the Internet promptly no matter how many shares you own. In order to avoid the additional expense of further solicitation, we ask that you mail your proxy card or record your voting instructions by telephone or via the Internet promptly regardless of whether you plan to be present in person at the Meeting.

Date:             , 2015

Michael W. Kremenak

Secretary

Thrivent Series Fund, Inc.

COMBINED PROSPECTUS/PROXY STATEMENT

THRIVENT PARTNER SMALL CAP VALUE PORTFOLIO

a series of

THRIVENT SERIES FUND, INC.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(800) 847-4836

            , 2015

This Prospectus/Proxy Statement is furnished to you as a contractholder of Thrivent Partner Small Cap Value Portfolio (the “Target Portfolio”), a series of Thrivent Series Fund, Inc. (the “Fund”). A special meeting of shareholders of the Target Portfolio will be held on August 14, 2015 (the “Meeting”) to consider the items that are described below and discussed in greater detail elsewhere in this Prospectus/Proxy Statement. The Board of Directors of the Fund (the “Board”) requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet regardless of whether you plan to be present at the Meeting in order to avoid the additional expense of further solicitation.

The Acquiring Portfolio and the Target Portfolio are sometimes referred to herein individually as a “Portfolio” or collectively as the “Portfolios.” Each of the Acquiring Portfolio and the Target Portfolio is organized as a diversified series of the Fund, an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The reorganization proposed for the Target Portfolio (the “Reorganization”) is not contingent upon the approval or completion of any other reorganization or merger.

This Prospectus/Proxy Statement sets forth concisely the information shareholders of the Target Portfolio ought to know before voting on the Reorganization. Please read it carefully and retain it for future reference.

The following documents, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated herein by reference:

•	The Thrivent Series Fund, Inc. Prospectus, dated April 30, 2015 and as supplemented through the date hereof (the “Fund Prospectus”).

•	A Statement of Additional Information, dated , 2015, relating to this Combined Prospectus/Proxy Statement (the “Reorganization SAI”);

•	The Thrivent Series Fund, Inc. Statement of Additional Information, dated April 30, 2015 and as supplemented through the date hereof (the “Fund SAI”).

Copies of the foregoing may be obtained without charge by calling or writing the Portfolio as set forth below. If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.”

In addition, each Portfolio will furnish, without charge, a copy of its most recent annual report and subsequent semi-annual report, if any, to a contractholder upon request.

Copies of each Portfolio’s most recent prospectus, statement of additional information, annual report and semi-annual report can be obtained at www.thrivent.com. Requests for documents can also be made by calling (800) 847-4836 or writing Thrivent Series Fund, Inc., 4321 North Ballard Road, Appleton, WI 54919.

The Portfolios file reports and other information with the SEC. Information filed by the Portfolios with the SEC can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-1520.

The Board knows of no business other than that discussed above that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

No person has been authorized to give any information or make any representation not contained in this Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the Securities and Exchange Commission nor any state regulator has approved or disapproved of these shares or passed upon the adequacy of this Prospectus/Proxy Statement. A representation to the contrary is a crime.

The date of this Prospectus/Proxy Statement is             , 2015. The Prospectus/Proxy Statement will be sent to contractholders on or around July 1, 2015.

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained in this Prospectus/Proxy Statement. Contractholders should read the entire Prospectus/Proxy Statement carefully.

The Reorganization

The Board, including the directors who are not “interested persons” (as defined in the 1940 Act) of each Portfolio, has unanimously approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) on behalf of each Portfolio, subject to Target Portfolio contractholder approval. The Reorganization Agreement provides for:

•	the transfer of all of the assets of the Target Portfolio to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio;

•	the distribution by the Target Portfolio of such Acquiring Portfolio shares to Target Portfolio shareholders; and

•	the dissolution of the Target Portfolio.

When the Reorganization is complete, Target Portfolio shareholders will hold Acquiring Portfolio shares. The aggregate value of the Acquiring Portfolio shares a Target Portfolio shareholder will receive in the Reorganization will equal the aggregate value of the Target Portfolio shares owned by such shareholder immediately prior to the Reorganization. After the Reorganization, the Acquiring Portfolio will continue to operate with the investment objective and investment policies set forth in this Prospectus/Proxy Statement. The Reorganization will not affect your variable contract.

As discussed in more detail elsewhere in this Prospectus/Proxy Statement, the Board believes that the Reorganization would be in the best interests of the Target Portfolio’s contractholders because: (i) contractholders will become contractholders of a larger combined portfolio with greater potential to increase asset size and achieve economies of scale (especially given the breakpoints in the advisory fee schedule for the Acquiring Portfolio), whereby certain administrative costs may be spread across the combined portfolio’s larger asset base and, therefore, may increase the combined portfolio’s overall efficiency in the long term; (ii) the Target Portfolio and the Acquiring Portfolio both invest in equities, although the Acquiring Portfolio invests in a more diversified portfolio of equities; (iii) the Acquiring Portfolio has better performance than the Target Portfolio for the one-year period ended December 31, 2014, which corresponds to when Matthew Finn assumed primary portfolio management responsibilities for the Acquiring Portfolio, though there is no guarantee of future performance; (iv) Thrivent Financial for Lutherans (“Thrivent Financial” or “Adviser”) believes that, given the turnover in portfolio management at T. Rowe Price Associates, Inc. (“T. Rowe Price”), subadviser to the Target Portfolio, assets currently in the Target Portfolio can be most effectively managed by combining such assets with the Acquiring Portfolio into a single mandate and under the same portfolio manager, the portfolio manager for the Acquiring Portfolio; and (v) the Acquiring Portfolio has lower advisory fees than the Target Portfolio and the Target Portfolio contractholders will experience a lower expense ratio in the Acquiring Portfolio following the Reorganization.

In addition, the Board, when determining whether to approve the Reorganization, considered, among other things, the future growth prospects of each of the Target Portfolio and the Acquiring Portfolio, the fact that the Target Portfolio contractholders would not experience any diminution in contractholder services as a result of the Reorganization, and the fact that the Reorganization is expected to be a tax-free reorganization for federal income tax purposes.

Background and Reasons for the Reorganization

The investment objectives of the Target Portfolio and the Acquiring Portfolio are substantially similar. The investment objective of the Target Portfolio is to seek long-term capital appreciation. The investment objective of the Acquiring Portfolio is to seek long-term capital growth.

Despite this similarity, there are significant differences between the two Portfolios’ principal investment strategies, which are described in more detail in the COMPARISON OF PORTFOLIOS—Investment Objective and

Principal Strategies section of the Prospectus/Proxy Statement. Under normal circumstances, both Portfolios invest at least 80% of their net assets (plus the amount of any borrowing for investment purposes) in securities of small companies. In the case of the Target Portfolio, the portfolio’s subadviser (T. Rowe Price), focuses mainly in the securities of smaller U.S. companies with market capitalizations at time of purchase that are within or below the range of companies included in the Russell 2000® Value Index. The Target Portfolio may, on occasion, purchase companies with a market capitalization above the range. In the case of the Acquiring Portfolio, the Adviser focuses mainly in the securities of smaller companies which have market capitalizations similar to those companies included in widely known indices such as the S&P SmallCap 600 Index or the Russell 2000® Index. The Target Portfolio invests primarily in the equity securities of small companies that are believed to be undervalued, although it may also invest up to 20% of its total assets in foreign equity securities. The Target Portfolio may also invest in preferred stock, convertible securities and warrants, bonds and debt securities, futures and options, real estate investment trusts, and derivatives (up to 10% of total assets), in keeping with the Target Portfolio’s objective. The Acquiring Portfolio invests primarily in common stocks; the Acquiring Portfolio does not, as a principal strategy invest in foreign equity securities or any of the other types of enumerated investments (preferred stock, convertible securities and warrants, bonds and debt securities, futures and options, real estate investment trusts, and derivatives) in which the Target Portfolio may invest. However, the Acquiring Portfolio may from time to time invest in such instruments on a non-principal basis.

In determining whether to recommend approval of the Reorganization Agreement to Target Portfolio contractholders, the Board considered a number of factors, including, but not limited to: (i) the expenses and advisory fees applicable to the Portfolios before the proposed Reorganization and the estimated expense ratios of the combined portfolio after the proposed Reorganization; (ii) the comparative investment performance of the Portfolios; (iii) the future growth prospects of each Portfolio; (iv) the terms and conditions of the Reorganization Agreement; (v) whether the Reorganization would result in the dilution of contractholder interests; (vi) the compatibility of the Portfolios’ investment objectives, policies, risks and restrictions; (vii) the anticipated tax consequences of the proposed Reorganization; (viii) the compatibility of the Portfolios’ service features available to contractholders, including exchange privileges; and (ix) the estimated costs of the Reorganization. The Board concluded that these factors supported a determination to approve the Reorganization Agreement.

The Board has determined that the Reorganization is in the best interests of the Target Portfolio and that the interests of the Target Portfolio’s contractholders will not be diluted as a result of the Reorganization. In addition, the Board has determined that the Reorganization is in the best interests of the Acquiring Portfolio and that the interests of the Acquiring Portfolio contractholders will not be diluted as a result of the Reorganization.

The Board is asking contractholders of the Target Portfolio to approve the Reorganization at the Meeting to be held August 14, 2015. If contractholders of the Target Portfolio approve the proposed Reorganization, it is expected that the closing date of the transaction (the “Closing Date”) will be after the close of business on or about August 21, 2015, but it may be at a different time as described herein. If contractholders of the Target Portfolio do not approve the proposed Reorganization, the Board will consider alternatives, including repurposing the Target Portfolio’s principal strategies.

The Board recommends that you vote “FOR” the Reorganization.

COMPARISON OF THE PORTFOLIOS

Investment Objective and Principal Strategies

Investment Objective. The Target Portfolio and the Acquiring Portfolio have substantially similar investment objectives. The investment objective of the Target Portfolio is to achieve long-term capital appreciation. The investment objective of the Acquiring Portfolio is to seek long-term capital growth.

Principal Strategies. Under normal circumstances, both Portfolios invest at least 80% of their net assets (plus the amount of any borrowing for investment purposes) in securities of small companies. However, each Portfolio has a different investment strategy, as set forth below.

Target Portfolio Principal Investment Strategies.

In the case of the Target Portfolio, T. Rowe Price, the Target Portfolio’s subadviser, focuses mainly on U.S. companies with market capitalizations at time of purchase that are within or below the range of companies included in the Russell 2000® Value Index. The Target Portfolio will not sell a security just because the company has grown to a market capitalization above the range. The Target Portfolio may, on occasion, purchase companies with a market capitalization outside the range. Should the Adviser determine that the Target Portfolio would benefit from reducing the percentage of its assets invested in small company securities from 80% to a lesser amount, it will notify shareholders at least 60 days prior to such a change

The Target Portfolio seeks to achieve its investment objective by investing primarily in common stocks. Investing in convertible securities is not a principal strategy of the Target Portfolio. The Target Portfolio ordinarily invests in equity securities of small companies that are believed to be undervalued. A company’s securities may be undervalued because the company is temporarily overlooked or out of favor due to general economic conditions, a market decline, or industry conditions or developments affecting the particular company. Using fundamental research, the subadviser seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. The subadviser considers these factors, among others, in choosing companies:

•	low price/earnings, price/book value, or price/cash flow ratios relative to the S&P 500, the company’s peers, or its own historic norm;

•	low stock price relative to a company’s underlying asset values;

•	above-average dividend yield relative to a company’s peers or its own historic norm;

•	a plan to improve the business through restructuring; and

•	a sound balance sheet and other positive financial characteristics.

In pursuing its investment objective, the Target Portfolio’s management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it believes such purchase will provide an opportunity for substantial appreciation. These situations might arise when the Target Portfolio’s management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including preferred stock, convertible securities and warrants, bonds and debt securities, foreign stocks (up to 20% of total assets), futures and options, real estate investment trusts, and derivatives (up to 10% of total assets), in keeping with the Target Portfolio’s objective.

The subadviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or reposition assets into more promising opportunities.

The subadviser uses fundamental investment research techniques to determine what securities to buy and sell.

Acquiring Portfolio Principal Investment Strategies.

In the case of the Acquiring Portfolio, the Adviser focuses mainly in the securities of smaller companies which have market capitalizations similar to those companies included in widely known indices such as the S&P SmallCap 600 Index or the Russell 2000® Index. Should the Adviser determine that the Acquiring Portfolio would benefit from reducing the percentage of its assets invested in securities of small companies from 80% to a lesser amount, it will notify shareholders at least 60 days prior to such a change.

The Acquiring Portfolio seeks to achieve its investment objective by investing primarily in common stocks. Investing in convertible securities is not a principal strategy of the Acquiring Portfolio. The Adviser uses fundamental, quantitative, and technical investment research techniques to determine what securities to buy and sell. The Adviser looks for small companies that, in its opinion:

•	have an improving fundamental outlook;

•	have capable management; and

•	are financially sound.

The Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or reposition assets to more promising opportunities.

Portfolio Holdings. A description of the Portfolios’ policies and procedures with respect to the disclosure of the Portfolios’ portfolio securities is available on the Portfolios’ website.

Principal Risks

The Portfolios are subject to similar principal risks. Both Portfolios are subject to Market Risk, Issuer Risk, Small Cap Risk, Liquidity Risk, and Investment Adviser Risk. Both Portfolios are also subject to Volatility Risk, though each may be subject to different types of volatility risk. The Target Portfolio is also subject to Foreign Securities Risk and Real Estate Investment (REIT) Risk. These risks are described below.

The Acquiring Portfolio does not, as a principal strategy invest in foreign equity securities or any of the other types of enumerated investments (preferred stock, convertible securities and warrants, bonds and debt securities, futures and options, real estate investment trusts, and derivatives) in which the Target Portfolio may invest (collectively, the “Target Portfolio Other Investments”). The Acquiring Portfolio may from time to time invest in such instruments on a non-principal basis. It is important to note that, in the event that the Target Portfolio Other Investments were to perform well, the Target Portfolio, if it were still in existence, may outperform the combined portfolio.

Principal risks to which both Portfolios are subject

Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.

Issuer Risk. Issuer risk is the possibility that factors specific to a company to which the Portfolio’s portfolio is exposed will affect the market prices of the company’s securities and therefore the value of the Portfolio. Some factors affecting the performance of a company include demand for the company’s products or services, the quality of management of the company and brand recognition and loyalty. Common stock of a company is subordinate to other securities issued by the company. If a company becomes insolvent, interests of investors owning common stock will be subordinated to the interests of other investors in, and general creditors of, the company.

Small Cap Risk. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have small revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. Such companies seldom pay significant dividends that could cushion returns in a falling market.

Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Certain securities (i.e., small-cap stocks and foreign securities) often have a less liquid resale market. As a result, the Portfolio may have difficulty selling or disposing of securities quickly in certain markets or may only be able to sell the holdings at prices substantially less than what the Portfolio believes they are worth.

Investment Adviser Risk. The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the adviser(s) in assessing the potential of the investments in which the Portfolio invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.

Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment.

Additional principal risks to which only the Target Portfolio is subject

Foreign Securities Risk. To the extent the Target Portfolio’s portfolio is exposed to foreign securities, it is subject to various risks associated with such securities. Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. Foreign securities also may be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

Volatility Risk. Stocks of undervalued companies may not rise as quickly as anticipated if the market does not recognize their intrinsic value or if value stocks are out of favor. The value approach carries the risk that a stock judged to be undervalued may be appropriately priced.

Real Estate Investment Trust (REIT) Risk. REITs generally can be divided into three types: equity REITs, mortgage REITs and hybrid REITs (which combine the characteristics of equity REITs and mortgage REITs). Equity REITs will be affected by changes in the values of, and incomes from, the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. All REIT types may be affected by changes in interest rates. REITs are subject to additional risks, including the fact that they are dependent on specialized management skills that may affect the REITs’ abilities to generate cash flows for operating purposes and for making investor distributions. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. As with any investment, there is a risk that REIT securities and other real estate industry investments may be overvalued at the time of purchase. In addition, a REIT can pass its income through to its investors without any tax at the entity level if it complies with various requirements under the Internal Revenue Code. There is the risk, however, that a REIT held by the Target Portfolio will fail to qualify for this tax-free pass-through treatment of its income. By investing in REITs indirectly through the Target Portfolio, in addition to bearing a proportionate share of the expenses of the Target Portfolio, you will also indirectly bear similar expenses of the REITs in which the Target Portfolio invests.

Management of the Portfolios

The Board. The Board is responsible for the overall supervision of the operations of each Portfolio and performs the various duties imposed on the directors of investment companies by the 1940 Act and under applicable state law.

The Adviser. Thrivent Financial is the investment adviser for each Portfolio. Thrivent Financial and its investment advisory affiliate, Thrivent Asset Management, LLC, have been in the investment advisory business since 1986 and managed approximately $96 billion in assets as of December 31, 2014, including approximately $41 billion in mutual fund assets. These advisory entities are located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

The Adviser and the Fund received an exemptive order from the SEC that permits the Adviser and the Portfolios, with the approval of the Board, to retain one or more subadvisers for the Portfolios, or subsequently change a subadviser, without submitting the respective investment subadvisory agreements, or material amendments to those agreements, to a vote of the contractholders of the applicable Portfolio. The Adviser will notify contractholders of a Portfolio if there is a new subadviser for that Portfolio.

The Portfolios’ annual report to contractholders discuss the basis for the Board approving the investment advisory agreement during the period covered by the report.

Portfolio Management. Thrivent Financial has engaged T. Rowe Price to subadvise the Target Portfolio. T. Rowe Price had approximately $746.8 billion under management as of December 31, 2014. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202. J. David Wagner has served as portfolio manager since June 2014. Mr. Wagner is a vice president of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is a portfolio manager in the U.S. Equity Division and he is also a member of the investment teams responsible for managing the firm’s U.S. Small-Cap Value Portfolio. He is a vice president and Investment Advisory Committee member of the Diversified Small-Cap Growth Fund, Mid-Cap Value Fund, Small-Cap Value Fund, Small-Cap Stock Fund and New Horizons Fund. Mr. Wagner joined the firm in August 2000 as an analyst covering financial services after serving as a summer intern at T. Rowe Price in 1999. Prior to this, he was employed as an associate analyst in the antitrust area by National Economic Research Associates Inc.

Matthew D. Finn, CFA has served as lead portfolio manager of the Acquiring Portfolio since 2013. James M. Tinucci, CFA has served as the associate portfolio manager of the Acquiring Portfolio since 2015. Mr. Finn has been a portfolio manager at Thrivent Financial since 2004, when he joined the firm. Mr. Tinucci has been with Thrivent Financial since 2014, and previously held various positions at Thrivent Financial from 2007 to 2012. Prior to joining Thrivent Financial, Mr. Tinucci was a manager at Deloitte Consulting.

The Fund SAI provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Portfolios.

Advisory and Other Fees

Advisory Fees. Each Portfolio pays an annual investment advisory fee to the Adviser. The advisory contract between the Adviser and the Fund provides for the following advisory fees for each class of shares of a Portfolio, expressed as an annual rate of average daily net assets:

Target Portfolio

0.800% of average daily net assets

Acquiring Portfolio

0.700% of average daily net assets up to $200 million
0.650% of average daily net assets greater than $200 million but not greater than $1 billion
0.600% of average daily net assets greater than $1 billion but not greater than $2.5 billion
0.550% of average daily net assets greater than $2.5 billion but not greater than $5 billion
0.525% of average daily net assets over $5 billion

During the twelve-months ended December 31, 2014, the contractual advisory fees for the Target Portfolio were 0.80% of the Target Portfolio’s average daily net assets.

During the twelve-months ended December 31, 2014, the contractual advisory fees for the Acquiring Portfolio were 0.68% of the Acquiring Portfolio’s average daily net assets.

For a complete description of each Portfolio’s advisory services, see the section of the Fund Prospectus entitled “Management” and the section of the Fund SAI entitled “Investment Adviser, Investment Subadvisers, and Portfolio Managers.”

Investments in the Target Portfolio by Certain Affiliated Portfolios

The Reorganization is not contingent upon the approval or completion of any other reorganization or merger. However, simultaneous with contractholders’ consideration of this Prospectus/Proxy Statement, contractholders of Thrivent Partner Small Cap Growth Portfolio (the “Other Target Portfolio,” and collectively with the Target Portfolio, the “Target Portfolios”) are considering a reorganization of that portfolio into the Acquiring Portfolio. Therefore, pro forma financial and expense information presented in this Prospectus/Proxy Statement under the headings “COMPARISON OF THE PORTFOLIOS – Expenses” and “COMPARISON OF THE PORTFOLIOS – Capitalization”, and the pro forma information regarding the Acquiring and Target Portfolios in the Reorganization SAI (collectively, the “Pro Forma Information”), is presented on the basis of the alternate assumptions that the Reorganization involves solely the Target Portfolio or both of the Target Portfolios.

Other portfolios of the Fund for which Thrivent Financial is the investment adviser (the “Affiliated Portfolios”) currently invest in the Target Portfolios. The Affiliated Portfolios are asset allocation funds investing in a range of asset categories and permit Thrivent Financial to determine whether to invest directly in securities and other investments, in addition to, or instead of, investing in other portfolios of the Fund (including the Target Portfolios). Over time, Thrivent Financial has gradually invested a larger percentage of the Affiliated Portfolios’ assets in direct investments and has reduced the percentage of assets invested in other portfolios of the Fund. Thrivent Financial expects to continue decreasing the percentage of Affiliated Portfolios’ assets invested in other portfolios over time. This trend of relying more heavily on direct investments is expected to accelerate since Thrivent Financial has proposed changes that will simplify the investment advisory fee structure of the Affiliated Portfolios. These changes would encourage a more streamlined approach of direct investments, while accommodating investments in other portfolios of the Fund when Thrivent Financial deems it to be advisable. As a result, the Affiliated Portfolios are likely to redeem their holdings (if any) out of the Target Portfolios irrespective of whether the Reorganization is approved. These redemptions would most likely be processed as redemptions-in-kind, with the effect that the Affiliated Portfolios would receive a pro rata distribution of the Target Portfolios’ investments. These redemptions may be substantial, relative to the size of the Target Portfolio(s) prior to such redemption, and are likely to occur prior to the effective date of the Reorganization. The Pro Forma Information presented in this Prospectus/Proxy Statement and the Reorganization SAI does not include any effects of such redemptions.

Expenses

The table below sets forth the fees and expenses that investors may pay to buy and hold shares of each of the Target Portfolio and the Acquiring Portfolio, including (i) the fees and expenses paid by the Target Portfolio for the twelve-month period ended December 31, 2014, (ii) the fees and expenses paid by the Acquiring Portfolio for the twelve-month period ended December 31, 2014, (iii) pro forma fees and expenses for the Acquiring Portfolio for the twelve-month period ended December 31, 2014, assuming the Reorganization had been completed as of the beginning of such period, and (iv) pro forma fees and expenses for the Acquiring Portfolio for the twelve-month period ended December 31, 2014, assuming that the Target Portfolio and Thrivent Partner Small Cap Growth Portfolio (collectively referred to as the “Target Portfolios”) all merged into the Acquiring Portfolio as of the beginning of such period. If you own a variable annuity contract or a variable life insurance contract, you will have additional expenses, including mortality and expense risk charges. These additional contract-level expenses are not reflected in the table below.

Shareholder Fees for Target and Acquiring Portfolios - Actual and Pro Forma
(fees directly paid from your investment)
Maximum Sales Charge (Load)	N/A
Maximum Deferred Sales Charge (Load)	N/A

	Actual		Pro Forma
Annual Fund Operating Expenses As a Percentage of Average Net Assets (expenses that you pay each year as a percentage of the value of your investment)	Target Portfolio	Acquiring Portfolio	Acquiring Portfolio (assuming merger with Target Portfolio)	Acquiring Portfolio (assuming merger with Target Portfolios)
Management Fees	0.80%	0.68%	0.66%	0.66%
Other Expenses	0.06%	0.07%	0.05%	0.04%
Acquired (Underlying) Portfolio Fees and Expenses	0.21%	0.01%	0.01%	0.01%
Total Annual Operating Expenses	1.07%	0.76%	0.72%	0.71%
Less Expense Reimbursement	—	—	—	—
Net Annual Portfolio Operating Expenses	1.07%	0.76%	0.72%	0.71%

Example

The following example, using the actual and pro forma operating expenses for the twelve-month period ended December 31, 2014, is intended to help you compare the costs of investing in the Acquiring Portfolio pro forma after the Reorganization with the costs of investing in each of the Target Portfolio and the Acquiring Portfolio without the Reorganization. The example assumes that you invest $10,000 in each Portfolio for the time period indicated and that you redeem all of your shares at the end of each period. The example also assumes that your investments have a 5% return each year and that each Portfolio’s operating expenses remain the same each year. Although your actual returns may be higher or lower, based on these assumptions your costs would be:

	Actual		Pro Forma
	Target Portfolio	Acquiring Portfolio	Acquiring Portfolio (assuming merger of the Target Portfolio)	Acquiring Portfolio (assuming merger of the Target Portfolios)
Total operating expenses assuming redemption at the end of the period
One Year	$109	$78	$74	$73
Three Years	$340	$243	$230	$227
Five Years	$590	$422	$401	$395
Ten Years	$1306	$942	$894	$883

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Operating Expenses or in the Example, affect the Portfolios’ performance. During the fiscal year ended December 31, 2014, the Acquiring Portfolio’s and the Target Portfolio’s portfolio turnover rates were 56% and 19%, respectively, of the average value of their portfolios.

The Separate Accounts and the Retirement Plans

Shares in the Fund are currently sold, without sales charges, only to: (1) separate accounts of Thrivent Financial and Thrivent Life Insurance Company (“Thrivent Life”), a subsidiary of Thrivent Financial, which are used to fund benefits of variable life insurance and variable annuity contracts (each a “variable contract”) issued by Thrivent Financial and Thrivent Life; (2) other portfolios of the Fund; and (3) retirement plans sponsored by Thrivent Financial.

A Prospectus for the variable contract describes how the premiums and the assets relating to the variable contract may be allocated among one or more of the subaccounts that correspond to the portfolios of the Fund.

The Fund serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Thrivent Financial and Thrivent Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios at the same time. Although neither Thrivent Financial, Thrivent Life, nor the Fund currently foresees any such disadvantage, the Fund’s Board monitors events in order to identify any material conflicts between such policy owners and contract owners. Material conflict could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax law, (3) changes in the investment management of a portfolio, or (4) differences in voting instructions between those given by policy owners and those given by contract owners. Should it be necessary, the Board would determine what action if any, should be taken on response to any such conflicts.

As a result of differences in tax treatment and other considerations, a conflict could arise between the interests of the variable life insurance contract owners, variable annuity contract owners, and the retirement plans with respect to their investments in the Fund. The Fund’s Board will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action if any, should be taken in response to any such conflicts.

Pricing of Portfolio Shares

The price of a Portfolio’s shares is based on the Portfolio’s net asset value (“NAV”). The Portfolios determine their NAV once daily at the close of trading on the New York Stock Exchange (“NYSE”), which is normally 4:00 p.m. Eastern Time. The Portfolios do not determine NAV on holidays observed by the NYSE or on any other day when the NYSE is closed. The NYSE is regularly closed on Saturdays and Sundays, New Year’s Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Portfolio determines its NAV by adding the value of Portfolio assets, subtracting the Portfolio’s liabilities, and dividing the result by the number of outstanding shares. To determine the NAV, the Portfolios generally value their securities at current market value using readily available market quotations. If market prices are not available or if the Adviser determines that they do not accurately reflect fair value for a security, the Board has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes a review of various factors set forth in the pricing policies adopted by the Board.

Because many foreign markets close before the U.S. markets, significant events may occur between the close of the foreign market and the close of the U.S. markets, when the Portfolio’s assets are valued, that could have a material impact on the valuation of foreign securities (i.e., available price quotations for these securities may not necessarily reflect the occurrence of the significant event). The Fund, subject to oversight by the Board, evaluates the impact of these significant events and adjusts the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets to the extent that the available price quotations do not, in the Adviser’s opinion, adequately reflect the occurrence of the significant events.

The separate accounts place an order to buy or sell shares of a respective Portfolio each business day. The amount of the order is based on the aggregate instructions from owners of the variable annuity contracts. Orders placed before the close of the NYSE on a given day by the separate accounts or the retirement plans result in share purchases and redemptions at the NAV calculated as of the close of the NYSE that day.

Please note that the Target Portfolio and the Acquiring Portfolio have identical valuation policies. As a result, there will be no material change to the value of the Target Portfolio’s assets because of the Reorganization.

Also, the Target Portfolio and the Acquiring Portfolio have identical policies with respect to frequent purchases and redemptions and standing allocation orders (for more information, please see Policy Regarding Frequent Purchases and Redemptions and Standing Allocation Order disclosures in the Acquiring Portfolio’s Prospectus - these disclosures are incorporated herein by reference). The Reorganization will not affect these policies.

Capitalization

The following table sets forth the capitalization of the Target Portfolio and the Acquiring Portfolio, as of December 31, 2014, and the pro forma capitalization of the Acquiring Portfolio as if the Reorganization occurred on that date. These numbers may differ as of the Closing Date.

	Actual		Pro Forma
	Target Portfolio	Acquiring Portfolio	Acquiring Portfolio (assuming merger of the Target Portfolio)	Acquiring Portfolio (assuming merger of the Target Portfolios)
Net assets
Portfolio Net Assets	$388,632,606	$306,338,035	$694,970,641	$742,771,667
Net asset value per share
Net asset value	$28.28	$18.37	$18.37	$18.37
Shares outstanding
Portfolio Shares	13,741,500	16,675,108	37,829,787	40,431,770

The pro forma shares outstanding reflect the issuance by the Acquiring Portfolio of: i) assuming a merger with the Target Portfolios, approximately 21,154,679 shares; and ii) assuming a merger with the Target Portfolios, approximately 23,756,662 shares. In each case, such issuance reflects the exchange of the assets of the Target Portfolio for newly issued shares of the Acquiring Portfolio, respectively, at the pro forma net asset value per share. The aggregate value of the Acquiring Portfolio shares that a Target Portfolio shareholder receives in the Reorganization will equal the aggregate value of the Target Portfolio shares owned immediately prior to the Reorganization.

Annual Performance Information

The following chart shows the annual returns of the Target Portfolio and the Acquiring Portfolio for the past ten calendar years. The bar charts include the effects of each Portfolio’s expenses, but not charges or deductions against your variable contract. If these charges and deductions were included, returns would be lower than those shown.

Thrivent Partner Small Cap Value Portfolio

Thrivent Small Cap Stock Portfolio

As a result of market activity, current performance may vary from the figures shown.

The Target Portfolio’s total return for the three-month period from January 1, 2015 to March 31, 2015 was 1.24%. The Acquiring Portfolio’s total return for the three-month period from January 1, 2015 to March 31, 2015 was 3.53%. During the past 10 years, the Target Portfolio’s highest quarterly return was 23.35% (for the quarter ended June 30, 2009) and its lowest quarterly return was -24.46% (for the quarter ended December 31, 2008). During the past 10 years, the Acquiring Portfolio’s highest quarterly return was 19.09% (for the quarter ended September 30, 2009) and its lowest quarterly return was -24.43% (for the quarter ended December 31, 2008).

Comparative Performance Information

As a basis for evaluating each Portfolio’s performance and risks, the following table shows how each Portfolio’s performance compares with broad-based market indices that the Adviser believes are appropriate benchmarks for such Portfolio. The Target Portfolio’s benchmark is the Russell 2000® Value Index, which measures the performance of small-cap value stocks. The Acquiring Portfolio’s benchmark is the Russell 2000® Index, which is comprised of 2000 of the smaller companies in the Russell 3000® Index. Further, the table includes the effects of each Portfolio’s expenses, but not charges or deductions against your variable contract. If these charges and deductions were included, returns would be lower than those shown.

Average annual total returns are shown below for each Portfolio for the periods ended December 31, 2014 (the most recently completed calendar year prior to the date of this Prospectus/Proxy Statement). Remember that past performance of a Portfolio is not indicative of its future performance.

Average Annual Total Returns for the Period ended December31, 2014

	Target Portfolio			Acquiring Portfolio
	Past 1 Year	Past 5 Years	Past 10 Years	Past 1 Year	Past 5 Years	Past 10 Years
Applicable Portfolio	2.89%	14.26%	8.84%	4.76%	13.03%	6.10%
Russell 2000® Value Index (reflects no deductions for fees, expenses or taxes)	4.22%	14.26%	6.89%	—	—	—
Russell 2000® Index (reflects no deductions for fees, expenses or taxes)	—	—	—	4.89%	15.55%	7.77%

Financial Highlights of the Acquiring Portfolio

		Income from Investment Operations			Less Distributions From						Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/ (Loss)	Expenses	Net Investment Income/ (Loss)	Portfolio Turnover Rate
Year Ended 12/31/2014	$17.77	$0.08	$0.75	$0.83	($0.04)	$(0.19)	$(0.23)	$18.37	4.76%	$306.3	0.75%	0.42%	0.75%	0.42%	56%
Year Ended 12/31/2013	13.12	0.04	4.67	4.71	(0.06)	—	(0.06)	17.77	35.90%	354.6	0.75%	0.25%	0.75%	0.25%	62%
Year Ended 12/31/2012	11.99	0.06	1.07	1.13	—	—	—	13.12	9.42%	269.5	0.76%	0.49%	0.76%	0.49%	96%
Year Ended 12/31/2011	12.66	(0.01)	(0.66)	(0.67)	—	—	—	11.99	(5.31)%	263.8	0.76%	(0.10)%	0.76%	(0.10)%	88%
Year Ended 12/31/2010	10.13	(0.01)	2.54	2.53	—	—	—	12.66	25.09%	303.2	0.77%	(0.11)%	0.77%	(0.11)%	208%

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of portfolio shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contractholders by the variable accounts. Those charges and expenses reduce the return received by contractholders as compared to the return presented.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year

The financial highlights for the Target Portfolio are available in the Thrivent Series Fund, Inc. Prospectus, dated April 30, 2015 and as supplemented through the date hereof and are incorporated herein by reference.

Other Service Providers

Thrivent Financial, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, provides administrative personnel and services necessary to operate the Portfolios and receives an administration fee from the Portfolios. The custodian for the Portfolios is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP, 225 South Sixth Street, Suite 1400, Minneapolis, MN 55402, serves as the Fund’s independent registered public accounting firm.

Governing Law

The Fund is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and was organized as a Minnesota corporation on February 24, 1986. The Fund is made up of 36 separate series or “Portfolios.” Each Portfolio of the Fund, other than the Thrivent Aggressive Allocation Portfolio, the Thrivent Moderately Aggressive Allocation Portfolio, the Thrivent Moderate Allocation Portfolio, the Thrivent Moderately Conservative Allocation Portfolio, the Thrivent Partner Healthcare Portfolio, and the Thrivent Natural Resources Portfolio, is diversified. Each Portfolio is in effect a separate investment fund, and a separate class of capital stock of the Fund is issued with respect to each Portfolio.

The Fund’s organizational documents are filed as part of the Fund’s registration statement with the SEC, and shareholders may obtain copies of such documents as described on the first page of this Prospectus/Proxy Statement and in the Questions and Answers preceding this Prospectus/Proxy Statement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Portfolio through a broker-dealer or other financial intermediary, the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INFORMATION ABOUT THE REORGANIZATION

General

Under the Reorganization Agreement, the Target Portfolio will transfer all of its assets to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio. The Acquiring Portfolio shares issued to the Target Portfolio will have an aggregate value equal to the aggregate value of the Target Portfolio’s net assets immediately prior to the Reorganization. Upon receipt by the Target Portfolio of Acquiring Portfolio shares, the Target Portfolio will distribute such shares of the Acquiring Portfolio to Target Portfolio shareholders. Then, as soon as practicable after the Closing Date of the Reorganization, the Target Portfolio will dissolve under applicable state law.

The Target Portfolio will distribute the Acquiring Portfolio shares received by it pro rata to Target Portfolio shareholders of record in exchange for their interest in shares of the Target Portfolio. Accordingly, as a result of the Reorganization, each Target Portfolio shareholder would own Acquiring Portfolio shares that would have an aggregate value immediately after the Reorganization equal to the aggregate value of that shareholder’s Target Portfolio shares immediately prior to the Reorganization. The interests of each of the Target Portfolio’s shareholders will not be diluted as a result of the Reorganization. However, as a result of the Reorganization, a shareholder of the Target Portfolio or the Acquiring Portfolio will hold a reduced percentage of ownership in the larger combined portfolio than the shareholder did in either of the separate Portfolios.

No sales charge or fee of any kind will be assessed to Target Portfolio shareholders in connection with their receipt of Acquiring Portfolio shares in the Reorganization.

Approval of the Reorganization will constitute approval of amendments to any of the fundamental investment restrictions of the Target Portfolio that might otherwise be interpreted as impeding the Reorganization, but solely for the purpose of and to the extent necessary for consummation of the Reorganization.

Terms of the Reorganization Agreement

The following is a summary of the material terms of the Reorganization Agreement. This summary is qualified in its entirety by reference to the form of Reorganization Agreement, a form of which is attached as Appendix A to the Reorganization SAI.

Pursuant to the Reorganization Agreement, the Acquiring Portfolio will acquire all of the assets of the Target Portfolio on the Closing Date in exchange for shares of the Acquiring Portfolio. Subject to the Target Portfolio’s contractholders approving the Reorganization, the Closing Date shall occur on August 21, 2015 or such other date as determined by an officer of the Fund.

On the Closing Date, the Target Portfolio will transfer to the Acquiring Portfolio all of its assets. The Acquiring Portfolio will in turn transfer to the Target Portfolio a number of its shares equal in value to the value of the net assets of the Target Portfolio transferred to the Acquiring Portfolio as of the Closing Date, as determined in accordance with the valuation method described in the Acquiring Portfolio’s then current prospectus. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Target Portfolio will distribute on or before the Closing Date all or substantially all of its undistributed net investment income (including net capital gains) as of such date.

The Target Portfolio expects to distribute shares of the Acquiring Portfolio received by the Target Portfolio to contractholders of the Target Portfolio promptly after the Closing Date and then dissolve.

The Acquiring Portfolio and the Target Portfolio have made certain standard representations and warranties to each other regarding their capitalization, status and conduct of business. Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

•	the approval of the Reorganization by the Target Portfolio’s contractholders;

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

•	the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Reorganization Agreement;

•	the effectiveness under applicable law of the registration statement of the Acquiring Portfolio of which this Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto; and

•	the receipt of an opinion of counsel relating to the characterization of the Reorganization as a tax-free reorganization for federal income tax purposes (as further described herein under the heading “Material Federal Income Tax Consequences of the Reorganization”).

The Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the contractholders of the Target Portfolio, provided that no such amendment after such approval shall be made if it would have a material adverse effect on the interests of such Target Portfolio’s contractholders. The Reorganization Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to closing.

Reasons for the Proposed Reorganization

In determining whether to recommend approval of the Reorganization Agreement to Target Portfolio contractholders, the Board considered a number of factors, including, but not limited to: (i) the expenses and advisory fees applicable to the Portfolios before the proposed Reorganization and the estimated expense ratios of the combined portfolio after the proposed Reorganization; (ii) the comparative investment performance of the Portfolios; (iii) the future growth prospects of each Portfolio; (iv) the terms and conditions of the Reorganization Agreement; (v) whether the Reorganization would result in the dilution of contractholder interests; (vi) the compatibility of the Portfolios’ investment objectives, policies, risks and restrictions; (vii) the anticipated tax consequences of the proposed Reorganization; (viii) the compatibility of the Portfolios’ service features available to contractholders, including exchange privileges; and (ix) the estimated costs of the Reorganization. The Board concluded that these factors supported a determination to approve the Reorganization Agreement.

The Board believes that the Reorganization would be in the best interests of the Target Portfolio’s contractholders because : (i) contractholders will become contractholders of a larger combined portfolio with greater potential to increase asset size and achieve economies of scale (especially given the breakpoints in the advisory fee schedule for the Acquiring Portfolio), whereby certain administrative costs may be spread across the combined portfolio’s larger asset base and, therefore, may increase the combined portfolio’s overall efficiency in the long term; (ii) the Target Portfolio and the Acquiring Portfolio both invest in equities, although the Acquiring Portfolio invests in a more diversified portfolio of equities; (iii) the Acquiring Portfolio has better performance than the Target Portfolio for the prior one-year period, which corresponds to when Matthew Finn assumed primary portfolio management responsibilities for the Acquiring Portfolio, though there is no guarantee of future performance; (iv) Thrivent Financial believes that, given the turnover in portfolio management at T. Rowe Price, subadviser to the Target Portfolio, assets currently in the Target Portfolio can be most effectively managed by combining such assets with the Acquiring Portfolio into a single mandate and under the same portfolio manager; and (v) the Acquiring Portfolio has lower advisory fees than the Target Portfolio and the Target Portfolio contractholders will experience a lower expense ratio in the Acquiring Portfolio following the Reorganization.

The Board has determined that the Reorganization is in the best interests of the Target Portfolio and that the interests of the Target Portfolio’s contractholders will not be diluted as a result of the Reorganization. In addition, the Board has determined that the Reorganization is in the best interests of the Acquiring Portfolio and that the interests of the Acquiring Portfolio contractholders will not be diluted as a result of the Reorganization.

Material Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is limited to U.S. persons who hold shares of the Target Portfolio as capital assets for U.S. federal income tax purposes on the date of the exchange. For federal income tax purposes, the contractholders are not the shareholders of the Target Portfolio. Rather, Thrivent Financial and Thrivent Life and their separate accounts are the shareholders.

This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular contractholder or to contractholders who may be subject to special treatment under U.S. federal income tax laws. No assurance can be given that the IRS would not assert or that a court would not sustain a position contrary to any of the tax aspects described below. Contractholders should consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization to them, as well as the effects of state, local and non-U.S. tax laws.

The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes. It is a condition to closing the Reorganization that the Target Portfolio and the Acquiring Portfolio receive an opinion from Reed Smith LLP, special counsel to each Portfolio, dated as of the Closing Date, regarding the characterization of the Reorganization as a “reorganization” within the meaning of Section 368(a)(1) of the Code. As such a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows: to the effect that on the basis of existing provisions of the Code, the Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for U.S. federal income tax purposes, except as noted below:

•	the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Portfolio and the Acquiring Portfolio will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•	under Section 361 of the Code, no gain or loss will be recognized by the Target Portfolio upon the transfer of its assets to the Acquiring Portfolio in exchange for Acquiring Portfolio shares, or upon the distribution of Acquiring Portfolio shares by the Target Portfolio to its shareholders in liquidation;

•	under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Portfolio upon receipt of the assets transferred to the Acquiring Portfolio in exchange for Acquiring Portfolio shares;

•	under Section 362(b) of the Code, the Acquiring Portfolio’s tax basis in each asset that the Acquiring Portfolio receives from the Target Portfolio will be the same as the Target Portfolio’s tax basis in such asset immediately prior to such exchange;

•	under Section 1223(2) of the Code, the Acquiring Portfolio’s holding periods in each asset will include the Target Portfolio’s holding periods in such asset;

•	under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Target Portfolio on the distribution of Acquiring Portfolio shares to them in exchange for their shares of the Target Portfolio;

•	under Section 358 of the Code, the aggregate tax basis of the Acquiring Portfolio shares that the Target Portfolio’s shareholders receive in exchange for their Target Portfolio shares will be the same as the aggregate tax basis of the Target Portfolio shares exchanged therefor;

•	under Section 1223(1) of the Code, a Target Portfolio shareholder’s holding period for the Acquiring Portfolio shares received in the Reorganization will be determined by including the holding period for the Target Portfolio shares exchanged therefor, provided that the shareholder held the Target Portfolio shares as a capital asset on the date of the exchange; and

•	under Section 381 of the Code, the Acquiring Portfolio will succeed to and take into account the items of the Target Portfolio described in Section 381(c) of the Code, subject to the conditions and limitations specified in
Section 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder.

The opinion will be based on certain factual certifications made by the officers of the Target Portfolio and the Acquiring Portfolio, and will also be based on customary assumptions such as the assumption that the Reorganization will be consummated in accordance with the Reorganization Agreement. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the IRS or a court would agree with the opinion.

The Acquiring Portfolio intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code which are the same rules currently applicable to the Target Portfolio. In connection with the Reorganization, on or before the Closing Date, the Target Portfolio will declare to its shareholders a dividend which, together with all of its previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt interest income and net capital gains through the Closing Date.

A regulated investment company is permitted to carryforward net capital losses; however, net capital losses incurred in taxable years beginning on or before December 22, 2010 can be carried forward for eight taxable years only. Additionally capital losses incurred in taxable years beginning on or before December 22, 2010 cannot be utilized to offset capital gains until all net capital losses arising in tax years beginning after December 22, 2010 have been utilized. As a result, some net capital loss carryforwards incurred on or before December 22, 2010 may expire unused.

Immediately prior to the Reorganization, the Target Portfolio is not expected to have any unutilized capital loss carryforwards. The final amount of unutilized capital loss carryforwards for the Target Portfolio is subject to change and will not be determined until the Closing Date. As of April 9, 2015, the capital loss carryforward of the Target Portfolio and the Acquiring Portfolio was $0 and
$0, respectively.

Generally, the Acquiring Portfolio will succeed to the capital loss carryforwards of the Target Portfolio, subject to the limitations described below. If the Target Portfolio has capital loss carryforwards, such capital losses would, in the absence of the Reorganization, generally be available to offset Target Portfolio capital gains, thereby reducing the amount of capital gain net income that must be distributed to the Target Portfolio shareholders.

Under Sections 382 and 383 of the Code, an “equity structure shift” arising as a result of a reorganization under
Section 368(a)(1) of the Code can result in limitations on the post-reorganization Portfolio’s use of capital loss carryforwards of the participating Portfolios. An “equity structure shift” can trigger limitations on capital loss carryforwards where there is a more than 50% change in the ownership of a Portfolio.

Because the Reorganization is not expected to result in a more than 50% change in ownership of the Target Portfolio or the Acquiring Portfolio, it is anticipated that the capital loss carryforwards of the Target Portfolio will not be subject to an annual limitation and none of the Target Portfolio’s capital loss carryforward is expected to expire unutilized as a result of the Reorganization.

This summary of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

It is not expected that the Reorganization will be a taxable event for any contractholder.

Expenses of the Reorganization

All expenses of the Reorganization will be paid by the Adviser or an affiliate and will not be borne by shareholders of the Target Portfolio.

Reorganization expenses include, but are not limited to: all costs related to the preparation and distribution of materials distributed to the Board; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with each Reorganization; the costs of printing and distributing this Prospectus/Proxy Statement; legal fees incurred preparing materials for the Boards attending the Board meetings and preparing the Board minutes; auditing fees associated with the Target Portfolio’s financial statements; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Management of the Portfolios estimates the total cost of the Reorganization to be approximately $125,000 ($240,000 for the Target Portfolios combined). If the Reorganization is not approved by contractholders, the Adviser will still bear the costs of the proposed Reorganization.

Any brokerage charges associated with the purchase or disposition of portfolio investments by the Target Portfolio prior to the Reorganization will be borne by the Target Portfolio. Any brokerage charges associated with the purchase or disposition of portfolio investments by the Acquiring Portfolio after the Reorganization will be borne by the Acquiring Portfolio.

Contractholder Approval

The Board has unanimously approved the Reorganization, subject to shareholder approval. Approval of the Reorganization requires the affirmative vote of a “Majority of the Outstanding Voting Securities” of the Target Portfolio, which is, under the 1940 Act, the lesser of (1) 67% or more of the shares of the Target Portfolio present at the Meeting if the holders of more than 50% of the outstanding shares of the Target Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Target Portfolio.

Board Recommendation

The Board recommends voting “FOR” the proposed Reorganization.

SHAREHOLDER AND CONTRACTHOLDER INFORMATION

At the close of business on the Record Date, the Acquiring Portfolio had outstanding      shares. As of the Record Date, the directors and officers of the Acquiring Portfolio as a group owned less than 1% of the shares of the Acquiring Portfolio. As of the Record Date, no person was known by the Acquiring Portfolio to own beneficially or of record as much as 5% of the Acquiring Portfolio shares except as follows:

Name	Shares Outstanding	Approximate Percentage of Ownership
%
%
%

At the close of business on the Record Date, the Target Portfolio had outstanding      shares. As of the Record Date, the directors and officers of the Target Portfolio as a group owned less than 1% of the shares of the Target Portfolio. As of the Record Date, no person was known by the Target Portfolio to own beneficially or of record as much as 5% of the shares of the Target Portfolio except as follows:

Name	Shares Outstanding	Approximate Percentage of Ownership
%
%

Annual Meeting of Contractholders

There will be no annual or further special meetings of contractholders of the Fund unless required by applicable law or called by the Board in its discretion. Contractholders wishing to submit proposals for inclusion in a proxy statement for a subsequent contractholder meeting should send their written proposals to the Secretary of the Fund, 625 Fourth Avenue South, Minneapolis, Minnesota 55415. Contractholder proposals should be received in a reasonable time before the solicitation is made.

VOTING INFORMATION AND REQUIREMENTS

General

Approval of the Reorganization requires the affirmative vote of a “Majority of the Outstanding Voting Securities” of the Target Portfolio, which is, under the 1940 Act, the lesser of (1) 67% or more of the shares of the Target Portfolio present at the Meeting if the holders of more than 50% of the outstanding shares of the Target Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Target Portfolio.

Record Date

The Board has fixed the close of business on June 16, 2015 as the Record Date for the determination of contractholders entitled to notice of, and to vote at, the Meeting. Target Portfolio shareholders on the Record Date are entitled to one vote for each share held, with no shares having cumulative voting rights.

Quorum

A majority of the shares of the Target Portfolio entitled to vote at the Meeting represented in person or by proxy constitutes a quorum. Thrivent Financial and its affiliates together are the record owners of a majority of the shares of the Target Portfolio. Thrivent Financial’s representation at the Meeting will therefore assure the presence of a quorum.

Proxies

Target Portfolio contractholders may vote in any one of four ways: (i) via the Internet, (ii) by telephone, (iii) by mail, by returning the proxy card, or (iv) in person at the Meeting. Instructions for Internet and telephone voting are included with the enclosed proxy materials. Contractholders who deliver voting instructions by methods (i), (ii) or (iii) may revoke them at any time prior to the Meeting by delivering a written notice of revocation, by executing another proxy card bearing a later date or by attending the Meeting and giving voting instructions in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match voting proxy cards with contractholders’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date. The Target Portfolio employs procedures for Internet and telephone voting, such as requiring the control number from the proxy card in order to vote by either of these methods, which it considers to be reasonable to confirm that the instructions received are genuine. If reasonable procedures are employed, the Target Portfolio will not be liable for following Internet or telephone votes which it believes to be genuine.

Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be deemed present for quorum purposes. Abstentions and broker non-votes have the same effect as votes “AGAINST” the Reorganization.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the approval of the proposed Reorganization.

Solicitation of Proxies

Solicitation of proxies is being made primarily by the mailing of this Notice and Prospectus/Proxy Statement with its enclosures on or about July 1, 2015. Contractholders of the Target Portfolio whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile or oral communication. The Target Portfolio may retain Computershare Fund Services (“Computershare”), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. We do not anticipate any expense for additional telephone solicitation by Computershare. The proxy solicitation expenses, if any, are an expense of the Reorganization and will be allocated as described above.

Other Matters to Come Before the Meeting

The Board knows of no business other than that described in the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment.

In the event that a quorum is present at the Meeting but sufficient votes to approve the proposed Reorganization are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies on the proposed Reorganization, provided that the Board determines that such an adjournment and additional solicitation is reasonable and in the interest of contractholders based on a consideration of all relevant factors, including the nature of the particular proposals, the percentage of votes then cast, the percentage of negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Meeting to be adjourned.

If you cannot be present in person, you are requested to fill in, sign and return the enclosed proxy card, for which, no postage is required if mailed in the United States, or record your voting instructions by telephone or via the Internet promptly.

Michael W. Kremenak
Secretary
Thrivent Series Fund, Inc.

Questions & Answers

For Contractholders of Thrivent Mid Cap Growth Portfolio

Although we recommend that you read the complete Prospectus/Proxy Statement, we have provided the following questions and answers to clarify and summarize the issues to be voted on.

Q: Why is a contractholder meeting being held?

A: A special meeting of contractholders (the “Meeting”) of Thrivent Mid Cap Growth Portfolio (the “Target Portfolio”) is being held to seek contractholder approval of a reorganization (the “Reorganization”) of the Target Portfolio into Thrivent Mid Cap Stock Portfolio (the “Acquiring Portfolio”). Please refer to the Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the Acquiring Portfolio.

Q: Why is the Reorganization being recommended?

A: After careful consideration, the Board of Directors (the “Board”) of Thrivent Series Fund, Inc. (the “Fund”) has determined that the Reorganization is in the best interests of the contractholders of the Target Portfolio and recommends that you cast your vote “FOR” the proposed Reorganization. The investment objectives of the Target Portfolio and the Acquiring Portfolio are substantially similar, and each of the Portfolios is a diversified series of the Fund, an open-end investment company registered under the Investment Company Act of 1940. Thrivent Financial for Lutherans (“Thrivent Financial”) is the investment adviser for the Target Portfolio and the Acquiring Portfolio.

The Board believes that the Reorganization would be in the best interests of the contract holders of the Target Portfolio because: (i) a merger into the Acquiring Portfolio represents the most attractive viable option for the Target Portfolio given its lack of fit with Thrivent Financial’s product strategy and Thrivent Financial’s unwillingness to support the Target Portfolio indefinitely in its current form; (ii) the expenses of the Acquiring Portfolio, while higher, are competitive within both its own Lipper peer group and that of the Target Portfolio; (iii) the Acquiring Portfolio invests in a more diversified portfolio of equities; and (iv) the Acquiring Portfolio has achieved stronger performance than the Target Portfolio over the one-, three-, and five-year periods ended December 31, 2014.

Q: Who can vote?

A: Owners of the variable contracts funded by the Target Portfolio and shareholders of the Target Portfolio (e.g., mutual funds affiliated with Thrivent Financial that invest in the Target Portfolio) are entitled to vote. Thrivent Financial and Thrivent Life Insurance Company (“Thrivent Life”), the sponsors of your variable contracts, will cast your votes according to your voting instructions. If no timely voting instructions are received, any shares of the Target Portfolio attributable to a variable contract will be voted by Thrivent Financial or Thrivent Life in proportion to the voting instructions received for all variable contracts participating in the proxy solicitation. If a voting instruction form is returned with no voting instructions, the shares of the Target Portfolio to which the form relates will be voted FOR the Reorganization.

Any shares of the Target Portfolio held by Thrivent Financial, Thrivent Life or any of their affiliates (e.g., a Thrivent-sponsored mutual fund) for their own account will also be voted in proportion to the voting instructions received for all variable contracts participating in the proxy solicitation.

Q: How will the Reorganization affect me?

A: Assuming contractholders approve the proposed Reorganization, the assets of the Target Portfolio will be combined with those of the Acquiring Portfolio. The shares of the Target Portfolio that fund your benefits under variable contracts automatically would be exchanged for an equal dollar value of shares of the Acquiring Portfolio. The Reorganization would affect only the investments underlying variable contracts and would not otherwise affect variable contracts. Following the Reorganization, the Target Portfolio will dissolve.

Q: Will I have to pay any commission or other similar fee as a result of the Reorganization?

A: No. You will not pay any commissions or other similar fees as a result of the Reorganization.

Q: Will the total annual operating expenses that my portfolio investment bears increase as a result of the Reorganization?

A: They will be higher. However, Thrivent Financial believes that such merger is preferable for Portfolio contractholders to any other viable alternative. The Target Portfolio has an advisory fee that is lower than the median and the lowest advisory fees in its Lipper peer group. Thrivent Financial believes that the increase in expenses for contractholders of the Target Portfolio is more than offset by the better performance of the Acquiring Portfolio. Thrivent Financial has lost money managing the Target Portfolio for a number of years. Given that the Target Portfolio does not fit in with its overall product strategy, Thrivent Financial does not believe it would be appropriate to seek an increase in the advisory fee. However, Thrivent Financial is also unwilling to continue to support the Target Portfolio indefinitely in its current form. Thrivent Financial considered other options, such as liquidation. However, Thrivent Financial believes that the merger into the Mid Cap Stock Portfolio is the best viable option. For more information about how fund expenses may change as a result of the Reorganization, please see the comparative and pro forma table and related disclosures in the COMPARISON OF THE PORTFOLIOS—Expenses section of the Prospectus/Proxy Statement.

Q: Will I have to pay any U.S. federal income taxes as a result of the Reorganization?

A: The Reorganization is expected to be tax-free for federal income tax purposes. The Target Portfolio will seek an opinion of counsel to this effect. Generally, neither shareholders nor contractholders will incur capital gains or losses on the exchange of Target Portfolio shares for Acquiring Portfolio shares as a result of the Reorganization. The cost basis on each investment will also remain the same. If you choose to make a total or partial surrender of your contract, you may be subject to taxes and other charges under your contract.

Q: Can I surrender or exchange my interests in the Target Portfolio for a different subaccount option of the Fund or surrender my contract before the Reorganization takes place?

A: Yes, but please refer to the most recent prospectus of your variable contract as certain charges and/or restrictions may apply to such exchanges and surrenders.

Q: If contractholders of the Target Portfolio do not approve the Reorganization, what will happen to the Target Portfolio?

A: Thrivent Financial will reassess what changes it would like to make to a Target Portfolio, including a possible repurposing of the Target Portfolio’s principal investment strategies or recommending a liquidation of the Target Portfolio to the Board. It may ultimately decide to make no changes.

Q: Who pays the costs of the Reorganization?

A: The expenses of the Reorganization, including the costs of the Meeting, will be paid by Thrivent Financial and will not be borne by shareholders of the Target Portfolio.

Q: How can I vote?

A: Contractholders are invited to attend the Meeting and to vote in person. You may also vote by executing a proxy using one of three methods:

•	By Internet: Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•	By Telephone: Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•	By Mail: If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Contractholders who execute proxies by Internet, telephone or mail may revoke them at any time prior to the Meeting by filing with the Target Portfolio a written notice of revocation, by executing another proxy bearing a later date, by voting later by Internet or telephone or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

Q: When should I vote?

A: Every vote is important and the Board encourages you to record your vote as soon as possible. Voting your proxy now will ensure that the necessary number of votes is obtained, without the time and expense required for additional proxy solicitation.

Q: Who should I call if I have questions about the proposal in the Prospectus/Proxy Statement?

A: Call 1-866-865-3843 with your questions.

Q: How can I get more information about the Target and Acquiring Portfolios or my variable contract?

A: You may obtain (1) a prospectus, statement of additional information or annual/semiannual report for the Portfolios, (2) a prospectus or statement of additional information for your variable contract or (3) the statement of additional information regarding the Reorganization (request the “Reorganization SAI”) by:

•	Telephone: 1-800-THRIVENT (1-800-847-4836) and say “Variable Annuity” or “Variable Universal Life”

•	Mail: Thrivent Series Fund, Inc., 4321 North Ballard Road, Appleton, WI 54919

•	Internet:

•	For a copy of a prospectus, a statement of additional information, or a shareholder report: www.thrivent.com

•	For a copy of this Prospectus/Proxy Statement or the Reorganization SAI:

www.proxy-direct.com/thr-26705

Thrivent Mid Cap Growth Portfolio

a series of

THRIVENT SERIES FUND, INC.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(800) 847-4836

www.thrivent.com

NOTICE OF SPECIAL MEETING

OF CONTRACTHOLDERS

To be Held on August 14, 2015

NOTICE IS HEREBY GIVEN THAT a special meeting of contractholders (the “Meeting”) of Thrivent Mid Cap Growth Portfolio (the “Target Portfolio”), a series of Thrivent Series Fund, Inc. (the “Fund”), will be held at the offices of Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, Minnesota 55415 on August 14, 2015 at 9:30 a.m. Central time for the following purposes:

1.	To approve an Agreement and Plan of Reorganization pursuant to which the Target Portfolio would (i) transfer all of its assets to Thrivent Mid Cap Stock Portfolio (the “Acquiring Portfolio”), a series of the Fund, in exchange for Shares of the Acquiring Portfolio, (ii) distribute such Shares of the Acquiring Portfolio to contractholders of the Target Portfolio, and (iii) dissolve.

2.	To transact such other business as may properly be presented at the Meeting or any adjournment thereof.

The Board of Directors of the Fund (the “Board”) has fixed the close of business on June 16, 2015 as the record date for the determination of contractholders entitled to notice of, and to vote at, the Meeting and all adjournments thereof.

Contractholders are invited to attend the meeting and vote in person. You may also vote by executing a proxy using one of three methods:

•	By Internet—Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•	By telephone—Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•	By mail—If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Contractholders who execute proxies by Internet, telephone, or mail may revoke them at any time prior to the Meeting by filing with the Target Portfolio a written notice of revocation, by executing another proxy bearing a later date, or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

The Board recommends that you cast your vote FOR the proposed Reorganization as described in the Prospectus/Proxy Statement.

YOUR VOTE IS IMPORTANT

Please return your proxy card or record your voting instructions by telephone or via the Internet promptly no matter how many shares you own. In order to avoid the additional expense of further solicitation, we ask that you mail your proxy card or record your voting instructions by telephone or via the Internet promptly regardless of whether you plan to be present in person at the Meeting.

Date:             , 2015

Michael W. Kremenak

Secretary

Thrivent Series Fund, Inc.

COMBINED PROSPECTUS/PROXY STATEMENT

THRIVENT MID CAP GROWTH PORTFOLIO

a series of

THRIVENT SERIES FUND, INC.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(800) 847-4836

            , 2015

This Prospectus/Proxy Statement is furnished to you as a contractholder of Thrivent Mid Cap Growth Portfolio (the “Target Portfolio”), a series of Thrivent Series Fund, Inc. (the “Fund”). A special meeting of shareholders of the Target Portfolio will be held on August 14, 2015 (the “Meeting”) to consider the items that are described below and discussed in greater detail elsewhere in this Prospectus/Proxy Statement. The Board of Directors of the Fund (the “Board”) requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet regardless of whether you plan to be present at the Meeting in order to avoid the additional expense of further solicitation.

The Acquiring Portfolio and the Target Portfolio are sometimes referred to herein individually as a “Portfolio” or collectively as the “Portfolios.” Each of the Acquiring Portfolio and the Target Portfolio is organized as a diversified series of the Fund, an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The reorganization proposed for the Target Portfolio (the “Reorganization”) is not contingent upon the approval or completion of any other reorganization or merger.

This Prospectus/Proxy Statement sets forth concisely the information shareholders of the Target Portfolio ought to know before voting on the Reorganization. Please read it carefully and retain it for future reference.

The following documents, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated herein by reference:

•	The Thrivent Series Fund, Inc. Prospectus, dated April 30, 2015 and as supplemented through the date hereof (the “Fund Prospectus).

•	A Statement of Additional Information, dated , 2015, relating to this Combined Prospectus/Proxy Statement (the “Reorganization SAI”);

•	The Thrivent Series Fund, Inc. Statement of Additional Information, dated April 30, 2015 and as supplemented through the date hereof (the “Fund SAI”).

Copies of the foregoing may be obtained without charge by calling or writing the Portfolio as set forth below. If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.”

In addition, each Portfolio will furnish, without charge, a copy of its most recent annual report and subsequent semi-annual report, if any, to a contractholder upon request.

Copies of each Portfolio’s most recent prospectus, statement of additional information, annual report and semi-annual report can be obtained at www.thrivent.com. Requests for documents can also be made by calling (800) 847-4836 or writing Thrivent Series Fund, Inc., 4321 North Ballard Road, Appleton, WI 54919.

The Portfolios file reports and other information with the SEC. Information filed by the Portfolios with the SEC can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-1520.

The Board knows of no business other than that discussed above that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

No person has been authorized to give any information or make any representation not contained in this Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the Securities and Exchange Commission nor any state regulator has approved or disapproved of these shares or passed upon the adequacy of this Prospectus/Proxy Statement. A representation to the contrary is a crime.

The date of this Prospectus/Proxy Statement is             , 2015. The Prospectus/Proxy Statement will be sent to contractholders on or around July 1, 2015.

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained in this Prospectus/Proxy Statement. Contractholders should read the entire Prospectus/Proxy Statement carefully.

The Reorganization

The Board, including the directors who are not “interested persons” (as defined in the 1940 Act) of each Portfolio, has unanimously approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) on behalf of each Portfolio, subject to Target Portfolio contractholder approval. The Reorganization Agreement provides for:

•	the transfer of all of the assets of the Target Portfolio to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio;

•	the distribution by the Target Portfolio of such Acquiring Portfolio shares to Target Portfolio shareholders; and

•	the dissolution of the Target Portfolio.

When the Reorganization is complete, Target Portfolio shareholders will hold Acquiring Portfolio shares. The aggregate value of the Acquiring Portfolio shares a Target Portfolio shareholder will receive in the Reorganization will equal the aggregate value of the Target Portfolio shares owned by such shareholder immediately prior to the Reorganization. After the Reorganization, the Acquiring Portfolio will continue to operate with the investment objective and investment policies set forth in this Prospectus/Proxy Statement. The Reorganization will not affect your variable contract.

As discussed in more detail elsewhere in this Prospectus/Proxy Statement, the Board believes that the Reorganization would be in the best interests of the Target Portfolio’s contractholders because: (i) a merger into the Acquiring Portfolio represents the most attractive viable option for the Target Portfolio given its lack of fit with Thrivent Financial for Lutherans’ (Thrivent Financial” or the “Adviser”) product strategy and Thrivent Financial’s unwillingness to support the Target Portfolio indefinitely in its current form; (ii) the expenses of the Acquiring Portfolio, while higher, are competitive within both its own Lipper peer group and that of the Target Portfolio; (iii) the Acquiring Portfolio invests in a more diversified portfolio of equities; and (iv) the Acquiring Portfolio has achieved stronger performance than the Target Portfolio over the one-, three-, and five-year periods ended December 31, 2014 with performance differences of 2.22%, 3.01%, and 0.91%, respectively.

In addition, the Board, when determining whether to approve the Reorganization, considered, among other things, the future growth prospects of each of the Target Portfolio and the Acquiring Portfolio, the fact that the Target Portfolio contractholders would not experience any diminution in contractholder services as a result of the Reorganization, and the fact that the Reorganization is expected to be a tax-free reorganization for federal income tax purposes.

Background and Reasons for the Reorganization

The investment objectives of the Target Portfolio and the Acquiring Portfolio are substantially similar. The investment objective of the Target Portfolio is to achieve long-term capital growth. The investment objective of the Acquiring Portfolio is to seek long-term capital growth.

Despite this similarity, there are significant differences between the two Portfolios’ principal investment strategies, which are described in more detail in the COMPARISON OF PORTFOLIOS—Investment Objective and Principal Strategies section of the Prospectus/Proxy Statement. Under normal circumstances, both Portfolios invest at least 80% of their net assets (plus the amount of any borrowing for investment purposes) in securities of mid-size companies. In the case of the Target Portfolio, the Adviser focuses mainly on the securities of mid-size U.S. companies with market capitalizations at time of purchase that are similar to those companies included in the Russell Midcap® Growth Index or the S&P MidCap 400/Citigroup Growth Index. In the case of the Acquiring Portfolio, the Adviser focuses mainly on the securities of mid-sized companies which have market capitalizations similar to those included in widely-known indices such as the Russell Midcap® Index or the S&P MidCap 400 Index. Both the

Target Portfolio and the Acquiring Portfolio invest primarily in common stocks. For both Portfolios, the Adviser uses fundamental, quantitative, and technical investment research techniques to determine what stocks to buy and sell.

In determining whether to recommend approval of the Reorganization Agreement to Target Portfolio contractholders, the Board considered a number of factors, including, but not limited to: (i) the expenses and advisory fees applicable to the Portfolios before the proposed Reorganization and the estimated expense ratios of the combined portfolio after the proposed Reorganization; (ii) the comparative investment performance of the Portfolios; (iii) the future growth prospects of each Portfolio; (iv) the terms and conditions of the Reorganization Agreement; (v) whether the Reorganization would result in the dilution of contractholder interests; (vi) the compatibility of the Portfolios’ investment objectives, policies, risks and restrictions; (vii) the anticipated tax consequences of the proposed Reorganization; (viii) the compatibility of the Portfolios’ service features available to contractholders, including exchange privileges; and (ix) the estimated costs of the Reorganization. The Board concluded that these factors supported a determination to approve the Reorganization Agreement.

The Board has determined that the Reorganization is in the best interests of the Target Portfolio and that the interests of the Target Portfolio’s contractholders will not be diluted as a result of the Reorganization. In addition, the Board has determined that the Reorganization is in the best interests of the Acquiring Portfolio and that the interests of the Acquiring Portfolio contractholders will not be diluted as a result of the Reorganization.

The Board is asking contractholders of the Target Portfolio to approve the Reorganization at the Meeting to be held on August 14, 2015. If contractholders of the Target Portfolio approve the proposed Reorganization, it is expected that the closing date of the transaction (the “Closing Date”) will be after the close of business on or about August 21, 2015, but it may be at a different time as described herein. If contractholders of the Target Portfolio do not approve the proposed Reorganization, the Board will consider alternatives, including repurposing the Target Portfolio’s principal strategies.

The Board recommends that you vote “FOR” the Reorganization.

COMPARISON OF THE PORTFOLIOS

Investment Objective and Principal Strategies

Investment Objective. The Target Portfolio and the Acquiring Portfolio have substantially similar investment objectives. The investment objective of the Target Portfolio is to achieve long-term capital growth. The investment objective of the Acquiring Portfolio is to seek long-term capital growth.

Principal Strategies. Under normal circumstances, both Portfolios invest at least 80% of their net assets (plus the amount of any borrowing for investment purposes) in securities of mid-size companies. However, each Portfolio has a different investment strategy, as set forth below.

Target Portfolio Principal Investment Strategies.

In the case of the Target Portfolio, the Adviser focuses mainly on securities of mid-size U.S. companies which have market capitalizations similar to those companies included in widely known mid cap indices such as the Russell Midcap® Growth Index or the S&P MidCap 400/Citigroup Growth Index at the time of the Target Portfolio’s investment. Should the Adviser determine that the Target Portfolio would benefit from reducing the percentage of assets invested in securities of mid-sized companies from 80% to a lesser amount, it will notify contractholders at least 60 days prior to such a change.

The Portfolio seeks to achieve its investment objective by investing primarily in common stocks. The Adviser uses fundamental, quantitative, and technical investment research techniques to determine what stocks to buy and sell. The Adviser focuses on companies that have a strong record of earnings growth or show good prospects for growth in sales and earnings and also considers the trends in the market as a whole.

The Target Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or reposition assets into more promising opportunities.

Acquiring Portfolio Principal Investment Strategies.

In the case of the Acquiring Portfolio, the Adviser focuses mainly on the securities of mid-sized companies which have market capitalizations similar to those included in widely known indices such as the Russell Midcap® Index or the S&P MidCap 400 Index. Should the Adviser determine that the Acquiring Portfolio would benefit from reducing the percentage of its assets invested in mid cap securities from 80% to a lesser amount, it will notify contractholders at least 60 days prior to such a change.

The Acquiring Portfolio seeks to achieve its investment objective by investing primarily in common stocks. The Adviser uses fundamental, quantitative and technical investment research techniques to determine what securities to buy and sell. The Adviser generally looks for mid-sized companies that, in its opinion:

•	have prospects for growth in their sales and earnings;

•	are in an industry with a good economic outlook;

•	have high-quality management; and/or

•	have a strong financial position.

The Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or reposition assets to more promising opportunities.

Portfolio Holdings. A description of the Portfolios’ policies and procedures with respect to the disclosure of the Portfolios’ portfolio securities is available on the Portfolios’ website.

Principal Risks

The Portfolios are subject to similar principal risks. Both Portfolios are subject to Market Risk, Issuer Risk, Mid Cap Risk, and Investment Adviser Risk. Both Portfolios are also subject to Volatility Risk, though each may be subject to different types of volatility risk. These risks are described below.

Principal risks to which both Portfolios are subject

Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.

Issuer Risk. Issuer risk is the possibility that factors specific to a company to which the Portfolio’s portfolio is exposed will affect the market prices of the company’s securities and therefore the value of the Portfolio. Some factors affecting the performance of a company include demand for the company’s products or services, the quality of management of the company and brand recognition and loyalty. Common stock of a company is subordinate to other securities issued by the company. If a company becomes insolvent, interests of investors owning common stock will be subordinated to the interests of other investors in, and general creditors of, the company.

Mid Cap Risk. Medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.

Investment Adviser Risk. The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the adviser(s) in assessing the potential of the investments in which the Portfolio invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.

Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment.

Additional principal risks to which only the Target Portfolio is subject

Volatility Risk. Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projection of future earnings or revenues and, if a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.

Management of the Portfolios

The Board. The Board is responsible for the overall supervision of the operations of each Portfolio and performs the various duties imposed on the directors of investment companies by the 1940 Act and under applicable state law.

The Adviser. Thrivent Financial is the investment adviser for each Portfolio. Thrivent Financial and its investment advisory affiliate, Thrivent Asset Management, LLC, have been in the investment advisory business since 1986 and managed approximately $96 billion in assets as of December 31, 2014, including approximately $41 billion in mutual fund assets. These advisory entities are located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

The Adviser and the Fund received an exemptive order from the SEC that permits the Adviser and the Portfolios, with the approval of the Board, to retain one or more subadvisers for the Portfolios, or subsequently change a subadviser, without submitting the respective investment subadvisory agreements, or material amendments to those agreements, to a vote of the contractholders of the applicable Portfolio. The Adviser will notify contractholders of a Portfolio if there is a new subadviser for that Portfolio.

The Portfolios’ annual report to contractholders discuss the basis for the Board approving the investment advisory agreement during the period covered by the report.

Portfolio Management. Andrea J. Thomas CFA has served as portfolio manager of the Target Portfolio since 2003, and was an associate portfolio manager of the Target Portfolio from 1997 through 2002. She has been with Thrivent Financial since 1993 and has served as a portfolio manager since 2002.

Brian J. Flanagan, CFA has been a portfolio manager of the Acquiring Portfolio since 2004. He has been with Thrivent Financial since 1996 and a portfolio manager since 2000.

The Fund SAI provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Portfolios.

Advisory and Other Fees

Advisory Fees. Each Portfolio pays an annual investment advisory fee to the Adviser. The advisory contract between the Adviser and the Fund provides for the following advisory fees for each class of shares of a Portfolio, expressed as an annual rate of average daily net assets:

Target Portfolio

0.400% of average daily net assets

Acquiring Portfolio

0.700% of average daily net assets up to $200 million
0.650% of average daily net assets greater than $200 million but not greater than $1 billion
0.600% of average daily net assets greater than $1 billion but not greater than $2.5 billion
0.550% of average daily net assets greater than $2.5 billion but not greater than $5 billion
0.525% of average daily net assets over $5 billion

During the twelve-months ended December 31, 2014, the contractual advisory fees for the Target Portfolio were 0.40% of the Target Portfolio’s average daily net assets.

During the twelve-months ended December 31, 2014, the contractual advisory fees for the Acquiring Portfolio were 0.66% of the Acquiring Portfolio’s average daily net assets.

For a complete description of each Portfolio’s advisory services, see the section of the Fund Prospectus entitled “Management” and the section of the Fund SAI entitled “Investment Adviser, Investment Subadvisers, and Portfolio Managers.”

Investments in the Target Portfolio by Certain Affiliated Portfolios

The Reorganization is not contingent upon the approval or completion of any other reorganization or merger. However, simultaneous with contractholders’ consideration of this Prospectus/Proxy Statement, contractholders of Thrivent Partner Mid Cap Value Portfolio (the “Other Target Portfolio,” and collectively with the Target Portfolio, the “Target Portfolios”) are considering a reorganization of that portfolio into the Acquiring Portfolio. Therefore, pro forma financial and expense information presented in this Prospectus/Proxy Statement under the headings “COMPARISON OF THE PORTFOLIOS – Expenses” and “COMPARISON OF THE PORTFOLIOS – Capitalization”, and the pro forma information regarding the Acquiring and Target Portfolios in the Reorganization SAI (collectively, the “Pro Forma Information”), is presented on the basis of the alternate assumptions that the Reorganization involves solely the Target Portfolio or both of the Target Portfolios.

Other portfolios of the Fund for which Thrivent Financial is the investment adviser (the “Affiliated Portfolios”) currently invest in the Target Portfolios. The Affiliated Portfolios are asset allocation funds investing in a range of asset categories and permit Thrivent Financial to determine whether to invest directly in securities and other investments, in addition to, or instead of, investing in other portfolios of the Fund (including the Target Portfolios). Over time, Thrivent Financial has gradually invested a larger percentage of the Affiliated Portfolios’ assets in direct investments and has reduced the percentage of assets invested in other portfolios of the Fund. Thrivent Financial expects to continue decreasing the percentage of Affiliated Portfolios’ assets invested in other portfolios over time. This trend of relying more heavily on direct investments is expected to accelerate since Thrivent Financial has proposed changes that will simplify the investment advisory fee structure of the Affiliated Portfolios. These changes would encourage a more streamlined approach of direct investments, while accommodating investments in other portfolios of the Fund when Thrivent Financial deems it to be advisable. As a result, the Affiliated Portfolios are likely to redeem their holdings (if any) out of the Target Portfolios irrespective of whether the Reorganization is approved. These redemptions would most likely be processed as redemptions-in-kind, with the effect that the Affiliated Portfolios would receive a pro rata distribution of the Target Portfolios’ investments. These redemptions may be substantial, relative to the size of the Target Portfolio(s) prior to such redemption, and are likely to occur prior to the effective date of the Reorganization. The Pro Forma Information presented in this Prospectus/Proxy Statement and the Reorganization SAI does not include any effects of such redemptions.

Expenses

The table below sets forth the fees and expenses that investors may pay to buy and hold shares of each of the Target Portfolio and the Acquiring Portfolio, including (i) the fees and expenses paid by the Target Portfolio for the twelve-month period ended December 31, 2014, (ii) the fees and expenses paid by the Acquiring Portfolio for the twelve-month period ended December 31, 2014, (iii) pro forma fees and expenses for the Acquiring Portfolio for the twelve-month period ended December 31, 2014, assuming the Reorganization had been completed as of the beginning of such period, and (iv) pro forma fees and expenses for the Acquiring Portfolio for the twelve-month period ended December 31, 2014, assuming that the Target Portfolio and Thrivent Mid Cap Value Portfolio (collectively referred to as the “Target Portfolios”) all merged into the Acquiring Portfolio as of the beginning of such period. If you own a variable annuity contract or a variable life insurance contract, you will have additional expenses, including mortality and expense risk charges. These additional contract-level expenses are not reflected in the table below.

Shareholder Fees for Target and Acquiring Portfolios - Actual and Pro Forma

(fees directly paid from your investment)

Maximum Sales Charge (Load)	N/A
Maximum Deferred Sales Charge (Load)	N/A

	Actual		Pro Forma
Annual Fund Operating Expenses As a Percentage of Average Net Assets (expenses that you pay each year as a percentage of the value of your investment)	Target Portfolio	Acquiring Portfolio	Acquiring Portfolio (assuming merger with Target Portfolio)	Acquiring Portfolio (assuming merger with Target Portfolios)
Management Fees	0.40%	0.66%	0.65%	0.64%
Other Expenses	0.06%	0.05%	0.04%	0.04%
Total Annual Operating Expenses	0.46%	0.71%	0.69%	0.68%
Less Expense Reimbursement	—	—	—	—
Net Annual Portfolio Operating Expenses	0.46%	0.71%	0.69%	0.68%

Example

The following example, using the actual and pro forma operating expenses for the twelve-month period ended December 31, 2014, is intended to help you compare the costs of investing in the Acquiring Portfolio pro forma after the Reorganization with the costs of investing in the Target Portfolio and the Acquiring Portfolio without the Reorganization. The example assumes that you invest $10,000 in each Portfolio for the time period indicated and that you redeem all of your shares at the end of each period. The example also assumes that your investments have a 5% return each year and that each Portfolio’s operating expenses remain the same each year. Although your actual returns may be higher or lower, based on these assumptions your costs would be:

	Actual		Pro Formas
	Target Portfolio	Acquiring Portfolio	Acquiring Portfolio (assuming merger of the Target Portfolio)	Acquiring Portfolio (assuming merger of the Target Portfolios)
Total operating expenses assuming redemption at the end of the period
One Year	$47	$73	$70	$69
Three Years	$148	$227	$221	$218
Five Years	$258	$395	$384	$379
Ten Years	$579	$883	$859	$847

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Operating Expenses or in the Example, affect the Portfolios’ performance. During the fiscal year ended December 31, 2014, the Acquiring Portfolio’s and the Target Portfolio’s portfolio turnover rates were 37% and 40%, respectively, of the average value of their portfolios.

The Separate Accounts and the Retirement Plans

Shares in the Fund are currently sold, without sales charges, only to: (1) separate accounts of Thrivent Financial and Thrivent Life Insurance Company (“Thrivent Life”), a subsidiary of Thrivent Financial, which are used to fund benefits of variable life insurance and variable annuity contracts (each a “variable contract”) issued by Thrivent Financial and Thrivent Life; (2) other portfolios of the Fund; and (3) retirement plans sponsored by Thrivent Financial.

A Prospectus for the variable contract describes how the premiums and the assets relating to the variable contract may be allocated among one or more of the subaccounts that correspond to the portfolios of the Fund.

The Fund serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Thrivent Financial and Thrivent Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios at the same time. Although neither Thrivent Financial, Thrivent Life, nor the Fund currently foresees any such disadvantage, the Fund’s Board monitors events in order to identify any material conflicts between such policy owners and contract owners. Material conflict could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax law, (3) changes in the investment management of a portfolio, or (4) differences in voting instructions between those given by policy owners and those given by contract owners. Should it be necessary, the Board would determine what action if any, should be taken on response to any such conflicts.

As a result of differences in tax treatment and other considerations, a conflict could arise between the interests of the variable life insurance contract owners, variable annuity contract owners, and the retirement plans with respect to their investments in the Fund. The Fund’s Board will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action if any, should be taken in response to any such conflicts.

Pricing of Portfolio Shares

The price of a Portfolio’s shares is based on the Portfolio’s net asset value (“NAV”). The Portfolios determine their NAV once daily at the close of trading on the New York Stock Exchange (“NYSE”), which is normally 4:00 p.m. Eastern Time. The Portfolios do not determine NAV on holidays observed by the NYSE or on any other day when the NYSE is closed. The NYSE is regularly closed on Saturdays and Sundays, New Year’s Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Portfolio determines its NAV by adding the value of Portfolio assets, subtracting the Portfolio’s liabilities, and dividing the result by the number of outstanding shares. To determine the NAV, the Portfolios generally value their securities at current market value using readily available market quotations. If market prices are not available or if the Adviser determines that they do not accurately reflect fair value for a security, the Board has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes a review of various factors set forth in the pricing policies adopted by the Board.

Because many foreign markets close before the U.S. markets, significant events may occur between the close of the foreign market and the close of the U.S. markets, when the Portfolio’s assets are valued, that could have a material impact on the valuation of foreign securities (i.e., available price quotations for these securities may not necessarily reflect the occurrence of the significant event). The Fund, subject to oversight by the Board, evaluates the impact of these significant events and adjusts the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets to the extent that the available price quotations do not, in the Adviser’s opinion, adequately reflect the occurrence of the significant events.

The separate accounts place an order to buy or sell shares of a respective Portfolio each business day. The amount of the order is based on the aggregate instructions from owners of the variable annuity contracts. Orders placed before the close of the NYSE on a given day by the separate accounts or the retirement plans result in share purchases and redemptions at the NAV calculated as of the close of the NYSE that day.

Please note that the Target Portfolio and the Acquiring Portfolio have identical valuation policies. As a result, there will be no material change to the value of the Target Portfolio’s assets because of the Reorganization.

Also, the Target Portfolio and the Acquiring Portfolio have identical policies with respect to frequent purchases and redemptions and standing allocation orders (for more information, please see Policy Regarding Frequent Purchases and Redemptions and Standing Allocation Order disclosures in the Acquiring Portfolio’s Prospectus - these disclosure are incorporated herein by reference). The Reorganization will not affect these policies.

Capitalization

The following table sets forth the capitalization of the Target Portfolio and the Acquiring Portfolio, as of December 31, 2014, and the pro forma capitalization of the Acquiring Portfolio as if the Reorganization (assuming merger of only the Target Portfolio and both Target Portfolios) occurred on that date. These numbers may differ as of the Closing Date.

	Actual		Pro Formas
	Target Portfolio	Acquiring Portfolio	Acquiring Portfolio (assuming merger of the Target Portfolio)	Acquiring Portfolio (assuming merger of the Target Portfolios)
Net assets
Portfolio Net Assets	$427,153,222	$752,618,439	$1,179,771,661	$1,582,628,766
Net asset value per share
Net asset value	$25.36	$18.86	$18.86	$18.86
Shares outstanding
Portfolio Shares	16,843,306	39,914,278	62,567,836	83,932,878

The pro forma shares outstanding reflect the issuance by the Acquiring Portfolio of: i) assuming a merger with the Target Portfolios, approximately 22,653,558 shares; and ii) assuming a merger with the Target Portfolios, approximately 44,018,600 shares. In each case, such issuance reflects the exchange of the assets of the Target Portfolio for newly issued shares of the Acquiring Portfolio, respectively, at the pro forma net asset value per share. The aggregate value of the Acquiring Portfolio shares that a Target Portfolio shareholder receives in the Reorganization will equal the aggregate value of the Target Portfolio shares owned immediately prior to the Reorganization.

Annual Performance Information

The following chart shows the annual returns of the Target Portfolio and the Acquiring Portfolio for the past ten calendar years. The bar charts include the effects of each Portfolio’s expenses, but not charges or deductions against your variable contract. If these charges and deductions were included, returns would be lower than those shown.

Thrivent Mid Cap Growth Portfolio

Thrivent Mid Cap Stock Portfolio

As a result of market activity, current performance may vary from the figures shown.

The Target Portfolio’s total return for the three-month period from January 1, 2015 to March 31, 2015 was 5.97%. The Acquiring Portfolio’s total return for the three-month period from January 1, 2015 to March 31, 2015 was 2.78%. During the past 10 years, the Target Portfolio’s highest quarterly return was 23.26% (for the quarter ended June 30, 2009) and its lowest quarterly return was -25.10% (for the quarter ended December 31, 2008). During the past 10 years, the Acquiring Portfolio’s highest quarterly return was 19.42% (for the quarter ended September 30, 2009) and its lowest quarterly return was -22.50% (for the quarter ended December 31, 2008).

Comparative Performance Information

As a basis for evaluating each Portfolio’s performance and risks, the following table shows how each Portfolio’s performance compares with broad-based market indices that the Adviser believes are appropriate benchmarks for such Portfolio. The Target Portfolio’s benchmark is the Russell Midcap® Growth Index, which measures the performance of mid-cap growth stocks. The Acquiring Portfolio’s benchmark is the Russell Midcap® Index, which measures the performance of the smallest 800 securities in the Russell 1000® Index, as ranked by total market capitalization. Further, the table includes the effects of each Portfolio’s expenses, but not charges or deductions against your variable contract. If these charges and deductions were included, returns would be lower than those shown.

Average annual total returns are shown below for each Portfolio for the periods ended December 31, 2014 (the most recently completed calendar year prior to the date of this Prospectus/Proxy Statement). Remember that past performance of a Portfolio is not indicative of its future performance.

Average Annual Total Returns for the Period ended December 31, 2014

	Target Portfolio			Acquiring Portfolio
	Past 1 Year	Past 5 Years	Past 10 Years	Past 1 Year	Past 5 Years	Past 10 Years
Applicable Portfolio	9.71%	14.42%	9.71%	11.93%	15.33%	8.90%
Russell Midcap® Growth Index (reflects no deductions for fees, expenses or taxes)	11.90%	16.94%	9.43%	—	—	—
Russell Midcap® Index (reflects no deductions for fees, expenses or taxes)	—	—	—	13.22%	17.19%	9.56%

Financial Highlights of the Acquiring Portfolio

		Income from Investment Operations			Less Distributions From						Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/ (Loss)	Expenses	Net Investment Income/ (Loss)	Portfolio Turnover Rate
Year Ended 12/31/2014	17.66	0.11	1.98	2.09	(0.06)	(0.83)	(0.89)	18.86	11.93%	752.6	0.71%	0.63%	0.71%	0.63%	37%
Year Ended 12/31/2013	13.09	0.06	4.57	4.63	(0.06)	—	(0.06)	17.66	35.50%	675.4	0.72%	0.38%	0.72%	0.38%	39%
Year Ended 12/31/2012	11.48	0.06	1.58	1.64	(0.03)	—	(0.03)	13.09	14.29%	506.7	0.73%	0.51%	0.73%	0.51%	47%
Year Ended 12/31/2011	12.25	0.03	(0.79)	(0.76)	(0.01)	—	(0.01)	11.48	(6.29)%	457.0	0.72%	0.24%	0.72%	0.24%	35%
Year Ended 12/31/2010	9.80	0.05	2.45	2.50	(0.05)	—	(0.05)	12.25	25.60%	511.5	0.73%	0.45%	0.73%	0.45%	78%

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of portfolio shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year

The financial highlights for the Target Portfolio are available in the Thrivent Series Fund, Inc. Prospectus, dated April 30, 2015 and as supplemented through the date hereof and are incorporated herein by reference.

Other Service Providers

Thrivent Financial, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, provides administrative personnel and services necessary to operate the Portfolios and receives an administration fee from the Portfolios. The custodian for the Portfolios is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP, 225 South Sixth Street, Suite 1400, Minneapolis, MN 55402, serves as the Fund’s independent registered public accounting firm.

Governing Law

The Fund is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and was organized as a Minnesota corporation on February 24, 1986. The Fund is made up of 36 separate series or “Portfolios.” Each Portfolio of the Fund, other than the Thrivent Aggressive Allocation Portfolio, the Thrivent Moderately Aggressive Allocation Portfolio, the Thrivent Moderate Allocation Portfolio, the Thrivent Moderately Conservative Allocation Portfolio, the Thrivent Partner Healthcare Portfolio, and the Thrivent Natural Resources Portfolio, is diversified. Each Portfolio is in effect a separate investment fund, and a separate class of capital stock of the Fund is issued with respect to each Portfolio.

The Fund’s organizational documents are filed as part of the Fund’s registration statement with the SEC, and shareholders may obtain copies of such documents as described on the first page of this Prospectus/Proxy Statement and in the Questions and Answers preceding this Prospectus/Proxy Statement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Portfolio through a broker-dealer or other financial intermediary, the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INFORMATION ABOUT THE REORGANIZATION

General

Under the Reorganization Agreement, the Target Portfolio will transfer all of its assets to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio. The Acquiring Portfolio shares issued to the Target Portfolio will have an aggregate value equal to the aggregate value of the Target Portfolio’s net assets immediately prior to the Reorganization. Upon receipt by the Target Portfolio of Acquiring Portfolio shares, the Target Portfolio will distribute such shares of the Acquiring Portfolio to Target Portfolio shareholders. Then, as soon as practicable after the Closing Date of the Reorganization, the Target Portfolio will dissolve under applicable state law.

The Target Portfolio will distribute the Acquiring Portfolio shares received by it pro rata to Target Portfolio shareholders of record in exchange for their interest in shares of the Target Portfolio. Accordingly, as a result of the Reorganization, each Target Portfolio shareholder would own Acquiring Portfolio shares that would have an aggregate value immediately after the Reorganization equal to the aggregate value of that shareholder’s Target Portfolio shares immediately prior to the Reorganization. The interests of each of the Target Portfolio’s shareholders will not be diluted as a result of the Reorganization. However, as a result of the Reorganization, a shareholder of the Target Portfolio or the Acquiring Portfolio will hold a reduced percentage of ownership in the larger combined portfolio than the shareholder did in either of the separate Portfolios.

No sales charge or fee of any kind will be assessed to Target Portfolio shareholders in connection with their receipt of Acquiring Portfolio shares in the Reorganization.

Approval of the Reorganization will constitute approval of amendments to any of the fundamental investment restrictions of the Target Portfolio that might otherwise be interpreted as impeding the Reorganization, but solely for the purpose of and to the extent necessary for consummation of the Reorganization.

Terms of the Reorganization Agreement

The following is a summary of the material terms of the Reorganization Agreement. This summary is qualified in its entirety by reference to the form of Reorganization Agreement, a form of which is attached as Appendix A to the Reorganization SAI.

Pursuant to the Reorganization Agreement, the Acquiring Portfolio will acquire all of the assets of the Target Portfolio on the Closing Date in exchange for shares of the Acquiring Portfolio. Subject to the Target Portfolio’s contractholders approving the Reorganization, the Closing Date shall occur on August 21, 2015 or such other date as determined by an officer of the Fund.

On the Closing Date, the Target Portfolio will transfer to the Acquiring Portfolio all of its assets. The Acquiring Portfolio will in turn transfer to the Target Portfolio a number of its shares equal in value to the value of the net assets of the Target Portfolio transferred to the Acquiring Portfolio as of the Closing Date, as determined in accordance with the valuation method described in the Acquiring Portfolio’s then current prospectus. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Target Portfolio will distribute on or before the Closing Date all or substantially all of its undistributed net investment income (including net capital gains) as of such date.

The Target Portfolio expects to distribute shares of the Acquiring Portfolio received by the Target Portfolio to contractholders of the Target Portfolio promptly after the Closing Date and then dissolve.

The Acquiring Portfolio and the Target Portfolio have made certain standard representations and warranties to each other regarding their capitalization, status and conduct of business. Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

•	the approval of the Reorganization by the Target Portfolio’s contractholders;

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

•	the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Reorganization Agreement;

•	the effectiveness under applicable law of the registration statement of the Acquiring Portfolio of which this Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto; and

•	the receipt of an opinion of counsel relating to the characterization of the Reorganization as a tax-free reorganization for federal income tax purposes(as further described herein under the heading “Material Federal Income Tax Consequences of the Reorganization”).

The Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the contractholders of the Target Portfolio, provided that no such amendment after such approval shall be made if it would have a material adverse effect on the interests of such Target Portfolio’s contractholders. The Reorganization Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to closing.

Reasons for the Proposed Reorganization

In determining whether to recommend approval of the Reorganization Agreement to Target Portfolio contractholders, the Board considered a number of factors, including, but not limited to: (i) the expenses and advisory fees applicable to the Portfolios before the proposed Reorganization and the estimated expense ratios of the combined portfolio after the proposed Reorganization; (ii) the comparative investment performance of the Portfolios; (iii) the future growth prospects of each Portfolio; (iv) the terms and conditions of the Reorganization Agreement; (v) whether the Reorganization would result in the dilution of contractholder interests; (vi) the compatibility of the Portfolios’ investment objectives, policies, risks and restrictions; (vii) the anticipated tax consequences of the proposed Reorganization; (viii) the compatibility of the Portfolios’ service features available to contractholders, including exchange privileges; and (ix) the estimated costs of the Reorganization. The Board concluded that these factors supported a determination to approve the Reorganization Agreement.

The Board believes that the Reorganization would be in the best interests of the Target Portfolio’s contractholders because: (i) a merger into the Acquiring Portfolio represents the most attractive viable option for the Target Portfolio given its lack of fit with Thrivent Financial’s product strategy and Thrivent Financial’s unwillingness to support the Target Portfolio indefinitely in its current form; (ii) the expenses of the Acquiring Portfolio, while higher, are competitive within both its own Lipper peer group and that of the Target Portfolio; (iii) the Acquiring Portfolio invests in a more diversified portfolio of equities; and (iv) the Acquiring Portfolio has achieved stronger performance than the Target Portfolio over the one-, three-, and five-year periods ended December 31, 2014 with performance differences of 2.22%, 3.01%, and 0.91%, respectively.

The Board has determined that the Reorganization is in the best interests of the Target Portfolio and that the interests of the Target Portfolio’s contractholders will not be diluted as a result of the Reorganization. In addition, the Board has determined that the Reorganization is in the best interests of the Acquiring Portfolio and that the interests of the Acquiring Portfolio contractholders will not be diluted as a result of the Reorganization.

Material Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is limited to U.S. persons who hold shares of the Target Portfolio as capital assets for U.S. federal income tax purposes on the date of the exchange. For federal income tax purposes, the contractholders are not the shareholders of the Target Portfolio. Rather, Thrivent Financial and Thrivent Life and their separate accounts are the shareholders.

This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular contractholder or to contractholders who may be subject to special treatment under U.S. federal income tax laws. No assurance can be given that the IRS would not assert or that a court would not sustain a position contrary to any of the tax aspects described below. Contractholders should consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization to them, as well as the effects of state, local and non-U.S. tax laws.

The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes. It is a condition to closing the Reorganization that the Target Portfolio and the Acquiring Portfolio receive an opinion from Reed Smith LLP, special counsel to each Portfolio, dated as of the Closing Date, regarding the characterization of the Reorganization as a “reorganization” within the meaning of Section 368(a)(1) of the Code. As such a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows: to the effect that on the basis of existing provisions of the Code, the Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for U.S. federal income tax purposes, except as noted below:

•	the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Portfolio and the Acquiring Portfolio will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•	under Section 361 of the Code, no gain or loss will be recognized by the Target Portfolio upon the transfer of its assets to the Acquiring Portfolio in exchange for Acquiring Portfolio shares, or upon the distribution of Acquiring Portfolio shares by the Target Portfolio to its shareholders in liquidation;

•	under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Portfolio upon receipt of the assets transferred to the Acquiring Portfolio in exchange for Acquiring Portfolio shares;

•	under Section 362(b) of the Code, the Acquiring Portfolio’s tax basis in each asset that the Acquiring Portfolio receives from the Target Portfolio will be the same as the Target Portfolio’s tax basis in such asset immediately prior to such exchange;

•	under Section 1223(2) of the Code, the Acquiring Portfolio’s holding periods in each asset will include the Target Portfolio’s holding periods in such asset;

•	under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Target Portfolio on the distribution of Acquiring Portfolio shares to them in exchange for their shares of the Target Portfolio;

•	under Section 358 of the Code, the aggregate tax basis of the Acquiring Portfolio shares that the Target Portfolio’s shareholders receive in exchange for their Target Portfolio shares will be the same as the aggregate tax basis of the Target Portfolio shares exchanged therefor;

•	under Section 1223(1) of the Code, a Target Portfolio shareholder’s holding period for the Acquiring Portfolio shares received in the Reorganization will be determined by including the holding period for the Target Portfolio shares exchanged therefor, provided that the shareholder held the Target Portfolio shares as a capital asset on the date of the exchange; and

•	under Section 381 of the Code, the Acquiring Portfolio will succeed to and take into account the items of the Target Portfolio described in Section 381(c) of the Code, subject to the conditions and limitations specified in Section 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder.

The opinion will be based on certain factual certifications made by the officers of the Target Portfolio and the Acquiring Portfolio, and will also be based on customary assumptions such as the assumption that the Reorganization will be consummated in accordance with the Reorganization Agreement. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the IRS or a court would agree with the opinion.

The Acquiring Portfolio intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code which are the same rules currently applicable to the Target Portfolio. In connection with the Reorganization, on or before the Closing Date, the Target Portfolio will declare to its shareholders a dividend which, together with all of its previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt interest income and net capital gains through the Closing Date.

A regulated investment company is permitted to carryforward net capital losses; however, net capital losses incurred in taxable years beginning on or before December 22, 2010 can be carried forward for eight taxable years only. Additionally capital losses incurred in taxable years beginning on or before December 22, 2010 cannot be utilized to offset capital gains until all net capital losses arising in tax years beginning after December 22, 2010 have been utilized. As a result, some net capital loss carryforwards incurred on or before December 22, 2010 may expire unused.

Immediately prior to the Reorganization, the Target Portfolio is not expected to have any unutilized capital loss carryforwards. The final amount of unutilized capital loss carryforwards for the Target Portfolio is subject to change and will not be determined until the Closing Date. As of April 9, 2015, the capital loss carryforward of the Target Portfolio and the Acquiring Portfolio was $0 and $0, respectively.

Generally, the Acquiring Portfolio will succeed to the capital loss carryforwards of the Target Portfolio, subject to the limitations described below. If the Target Portfolio has capital loss carryforwards, such capital losses would, in the absence of the Reorganization, generally be available to offset Target Portfolio capital gains, thereby reducing the amount of capital gain net income that must be distributed to the Target Portfolio shareholders.

Under Sections 382 and 383 of the Code, an “equity structure shift” arising as a result of a reorganization under Section 368(a)(1) of the Code can result in limitations on the post-reorganization Portfolio’s use of capital loss carryforwards of the participating Portfolios. An “equity structure shift” can trigger limitations on capital loss carryforwards where there is a more than 50% change in the ownership of a Portfolio.

Because the Reorganization is not expected to result in a more than 50% change in ownership of the Target Portfolio or the Acquiring Portfolio, it is anticipated that the capital loss carryforwards of the Target Portfolio will not be subject to an annual limitation and none of the Target Portfolio’s capital loss carryforward is expected to expire unutilized as a result of the Reorganization.

This summary of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

It is not expected that the Reorganization will be a taxable event for any contractholder.

Expenses of the Reorganization

The expenses of the Reorganization will be paid by the Adviser or an affiliate and will not be borne by shareholders of the Target Portfolio.

Reorganization expenses include, but are not limited to: all costs related to the preparation and distribution of materials distributed to the Board; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with each Reorganization; the costs of printing and distributing this Prospectus/Proxy Statement; legal fees incurred preparing materials for the Boards attending the Board meetings and preparing the Board minutes; auditing fees associated with the Target Portfolio’s financial statements; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Thrivent Financial estimates the total cost of the Reorganization to be approximately $180,000 ($289,000 for the Target Portfolios combined). If the Reorganization is not approved by contractholders, the Adviser will still bear the costs of the proposed Reorganization.

Any brokerage charges associated with the purchase or disposition of portfolio investments by the Target Portfolio prior to the Reorganization will be borne by the Target Portfolio. Any brokerage charges associated with the purchase or disposition of portfolio investments by the Acquiring Portfolio after the Reorganization will be borne by the Acquiring Portfolio. However, the Adviser has agreed to provide a reimbursement of investment advisory fees to the Acquiring Fund in the amount of $88,000, which is the estimated brokerage costs that will be incurred by the Acquiring Fund and Target Funds as a result of the Reorganization. Such reimbursement will be accrued during the month following the closing of the Reorganization.

Contractholder Approval

The Board has unanimously approved the Reorganization, subject to shareholder approval. Approval of the Reorganization requires the affirmative vote of a “Majority of the Outstanding Voting Securities” of the Target Portfolio, which is, under the 1940 Act, the lesser of (1) 67% or more of the shares of the Target Portfolio present at the Meeting if the holders of more than 50% of the outstanding shares of the Target Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Target Portfolio.

Board Recommendation

The Board recommends voting “FOR” the proposed Reorganization.

SHAREHOLDER AND CONTRACTHOLDER INFORMATION

At the close of business on the Record Date, the Acquiring Portfolio had outstanding    shares. As of the Record Date, the directors and officers of the Acquiring Portfolio as a group owned less than 1% of the shares of the Acquiring Portfolio. As of the Record Date, no person was known by the Acquiring Portfolio to own beneficially or of record as much as 5% of the Acquiring Portfolio shares except as follows:

Name	Shares Outstanding	Approximate Percentage of Ownership
%
%
%

At the close of business on the Record Date, the Target Portfolio had outstanding    shares. As of the Record Date, the directors and officers of the Target Portfolio as a group owned less than 1% of the shares of the Target Portfolio. As of the Record Date, no person was known by the Target Portfolio to own beneficially or of record as much as 5% of the shares of the Target Portfolio except as follows:

Name	Shares Outstanding	Approximate Percentage of Ownership
%
%

Annual Meeting of Contractholders

There will be no annual or further special meetings of contractholders of the Fund unless required by applicable law or called by the Board in its discretion. Contractholders wishing to submit proposals for inclusion in a proxy statement for a subsequent contractholder meeting should send their written proposals to the Secretary of the Fund, 625 Fourth Avenue South, Minneapolis, Minnesota 55415. Contractholder proposals should be received in a reasonable time before the solicitation is made.

VOTING INFORMATION AND REQUIREMENTS

General

Approval of the Reorganization requires the affirmative vote of a “Majority of the Outstanding Voting Securities” of the Target Portfolio, which is, under the 1940 Act, the lesser of (1) 67% or more of the shares of the Target Portfolio present at the Meeting if the holders of more than 50% of the outstanding shares of the Target Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Target Portfolio.

Record Date

The Board has fixed the close of business on June 16, 2015 as the Record Date for the determination of contractholders entitled to notice of, and to vote at, the Meeting. Target Portfolio shareholders on the Record Date are entitled to one vote for each share held, with no shares having cumulative voting rights.

Quorum

A majority of the shares of the Target Portfolio entitled to vote at the Meeting represented in person or by proxy constitutes a quorum. Thrivent Financial and its affiliates together are the record owners of a majority of the shares of the Target Portfolio. Thrivent Financial’s representation at the Meeting will therefore assure the presence of a quorum.

Proxies

Target Portfolio contractholders may vote in any one of four ways: (i) via the Internet, (ii) by telephone, (iii) by mail, by returning the proxy card, or (iv) in person at the Meeting. Instructions for Internet and telephone voting are included with the enclosed proxy materials. Contractholders who deliver voting instructions by methods (i), (ii) or (iii) may revoke them at any time prior to the Meeting by delivering a written notice of revocation, by executing another proxy card bearing a later date or by attending the Meeting and giving voting instructions in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match voting proxy cards with contractholders’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date. The Target Portfolio employs procedures for Internet and telephone voting, such as requiring the control number from the proxy card in order to vote by either of these methods, which it considers to be reasonable to confirm that the instructions received are genuine. If reasonable procedures are employed, the Target Portfolio will not be liable for following Internet or telephone votes which it believes to be genuine.

Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be deemed present for quorum purposes. Abstentions and broker non-votes have the same effect as votes “AGAINST” the Reorganization.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the approval of the proposed Reorganization.

Solicitation of Proxies

Solicitation of proxies is being made primarily by the mailing of this Notice and Prospectus/Proxy Statement with its enclosures on or about July 1, 2015. Contractholders of the Target Portfolio whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile or oral communication. The Target Portfolio may retain Computershare Fund Services (“Computershare”), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. We do not anticipate any expense for additional telephone solicitation by Computershare. The proxy solicitation expenses, if any, are an expense of the Reorganization and will be allocated as described above.

Other Matters to Come Before the Meeting

The Board knows of no business other than that described in the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment.

In the event that a quorum is present at the Meeting but sufficient votes to approve the proposed Reorganization are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies on the proposed Reorganization, provided that the Board determines that such an adjournment and additional solicitation is reasonable and in the interest of contractholders based on a consideration of all relevant factors, including the nature of the particular proposals, the percentage of votes then cast, the percentage of negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Meeting to be adjourned.

If you cannot be present in person, you are requested to fill in, sign and return the enclosed proxy card, for which, no postage is required if mailed in the United States, or record your voting instructions by telephone or via the Internet promptly.

Michael W. Kremenak
Secretary
Thrivent Series Fund, Inc.

Questions & Answers

For Contractholders of Thrivent Partner Mid Cap Value Portfolio

Although we recommend that you read the complete Prospectus/Proxy Statement, we have provided the following questions and answers to clarify and summarize the issues to be voted on.

Q: Why is a contractholder meeting being held?

A: A special meeting of contractholders (the “Meeting”) of Thrivent Partner Mid Cap Value Portfolio (the “Target Portfolio”) is being held to seek contractholder approval of a reorganization (the “Reorganization”) of the Target Portfolio into Thrivent Mid Cap Stock Portfolio (the “Acquiring Portfolio”). Please refer to the Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the Acquiring Portfolio.

Q: Why is the Reorganization being recommended?

A: After careful consideration, the Board of Directors (the “Board”) of Thrivent Series Fund, Inc. (the “Fund”) has determined that the Reorganization is in the best interests of the contractholders of the Target Portfolio and recommends that you cast your vote “FOR” the proposed Reorganization. The investment objectives of the Target Portfolio and the Acquiring Portfolio are substantially similar, and each of the Portfolios is a diversified series of the Fund, an open-end investment company registered under the Investment Company Act of 1940. Thrivent Financial for Lutherans (“Thrivent Financial”) is the investment adviser for the Target Portfolio and the Acquiring Portfolio.

The Board believes that the Reorganization would be in the best interests of the contractholders of the Target Portfolio because: (i) contractholders will become contractholders of a larger combined portfolio with greater potential to increase asset size and achieve economies of scale; and (ii) the Acquiring Portfolio invests in a more diversified portfolio of equities; and (iii) the combined assets will result in lower operating expenses for contractholders in the combined Acquiring Portfolio than Target Portfolio.

Q: Who can vote?

A: Owners of the variable contracts funded by the Target Portfolio and shareholders of the Target Portfolio (e.g., mutual funds affiliated with Thrivent Financial that invest in the Target Portfolio) are entitled to vote. Thrivent Financial and Thrivent Life Insurance Company (“Thrivent Life”), the sponsors of your variable contracts, will cast your votes according to your voting instructions. If no timely voting instructions are received, any shares of the Target Portfolio attributable to a variable contract will be voted by Thrivent Financial or Thrivent Life in proportion to the voting instructions received for all variable contracts participating in the proxy solicitation. If a voting instruction form is returned with no voting instructions, the shares of the Target Portfolio to which the form relates will be voted FOR the Reorganization.

Any shares of the Target Portfolio held by Thrivent Financial, Thrivent Life or any of their affiliates (e.g., a Thrivent-sponsored mutual fund) for their own account will also be voted in proportion to the voting instructions received for all variable contracts participating in the proxy solicitation.

Q: How will the Reorganization affect me?

A: Assuming contractholders approve the proposed Reorganization, the assets of the Target Portfolio will be combined with those of the Acquiring Portfolio. The shares of the Target Portfolio that fund your benefits under variable contracts automatically would be exchanged for an equal dollar value of shares of the Acquiring Portfolio. The Reorganization would affect only the investments underlying variable contracts and would not otherwise affect variable contracts. Following the Reorganization, the Target Portfolio will dissolve.

Q: Will I have to pay any commission or other similar fee as a result of the Reorganization?

A: No. You will not pay any commissions or other similar fees as a result of the Reorganization.

Q: Will the total annual operating expenses that my portfolio investment bears increase as a result of the Reorganization?

A: No, they will likely decrease, and the investment management fee, which comprises a portion of the annual operating expenses, will decrease. For more information about how fund expenses may change as a result of the Reorganization, please see the comparative and pro forma table and related disclosures in the COMPARISON OF THE PORTFOLIOS—Expenses section of the Prospectus/Proxy Statement.

Q: Will I have to pay any U.S. federal income taxes as a result of the Reorganization?

A: The Reorganization is expected to be tax-free for federal income tax purposes. The Target Portfolio will seek an opinion of counsel to this effect. Generally, neither shareholders nor contractholders will incur capital gains or losses on the exchange of Target Portfolio shares for Acquiring Portfolio shares as a result of the Reorganization. The cost basis on each investment will also remain the same. If you choose to make a total or partial surrender of your contract, you may be subject to taxes and other charges under your contract.

Q: Can I surrender or exchange my interests in the Target Portfolio for a different subaccount option of the Fund or surrender my contract before the Reorganization takes place?

A: Yes, but please refer to the most recent prospectus of your variable contract as certain charges and/or restrictions may apply to such exchanges and surrenders.

Q: If contractholders of the Target Portfolio do not approve the Reorganization, what will happen to the Target Portfolio?

A: Thrivent Financial will reassess what changes it would like to make to a Target Portfolio, including a possible repurposing of the Target Portfolio’s principal investment strategies or recommending a liquidation of the Target Portfolio to the Board. It may ultimately decide to make no changes.

Q: Who pays the costs of the Reorganization?

A: The expenses of the Reorganization, including the costs of the Meeting, will be paid by Thrivent Financial and will not be borne by shareholders of the Target Portfolio.

Q: How can I vote?

A: Contractholders are invited to attend the Meeting and to vote in person. You may also vote by executing a proxy using one of three methods:

•	By Internet: Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•	By Telephone: Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•	By Mail: If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Contractholders who execute proxies by Internet, telephone or mail may revoke them at any time prior to the Meeting by filing with the Target Portfolio a written notice of revocation, by executing another proxy bearing a later date, by voting later by Internet or telephone or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

Q: When should I vote?

A: Every vote is important and the Board encourages you to record your vote as soon as possible. Voting your proxy now will ensure that the necessary number of votes is obtained, without the time and expense required for additional proxy solicitation.

Q: Who should I call if I have questions about the proposal in the Prospectus/Proxy Statement?

A: Call 1-866-865-3843 with your questions.

Q: How can I get more information about the Target and Acquiring Portfolios or my variable contract?

A: You may obtain (1) a prospectus, statement of additional information or annual/semiannual report for the Portfolios, (2) a prospectus or statement of additional information for your variable contract or (3) the statement of additional information regarding the Reorganization (request the “Reorganization SAI”) by:

•	Telephone: 1-800-THRIVENT (1-800-847-4836) and say “Variable Annuity” or “Variable Universal Life”

•	Mail: Thrivent Series Fund, Inc., 4321 North Ballard Road, Appleton, WI 54919

•	Internet:

•	For a copy of a prospectus, a statement of additional information, or a shareholder report: www.thrivent.com

•	For a copy of this Prospectus/Proxy Statement or the Reorganization SAI: www.proxy-direct.com/thr-26705

Thrivent Partner Mid Cap Value Portfolio

a series of

THRIVENT SERIES FUND, INC.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(800) 847-4836

www.thrivent.com

NOTICE OF SPECIAL MEETING

OF CONTRACTHOLDERS

To be Held on August 14, 2015

NOTICE IS HEREBY GIVEN THAT a special meeting of contractholders (the “Meeting”) of Thrivent Partner Mid Cap Value Portfolio (the “Target Portfolio”), a series of Thrivent Series Fund, Inc. (the “Fund”), will be held at the offices of Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, Minnesota 55415 on August 14, 2015 at 9:30 a.m. Central time for the following purposes:

1.	To approve an Agreement and Plan of Reorganization pursuant to which the Target Portfolio would (i) transfer all of its assets to Thrivent Mid Cap Stock Portfolio (the “Acquiring Portfolio”), a series of the Fund, in exchange for Shares of the Acquiring Portfolio, (ii) distribute such Shares of the Acquiring Portfolio to contractholders of the Target Portfolio, and (iii) dissolve.

2.	To transact such other business as may properly be presented at the Meeting or any adjournment thereof.

The Board of Directors of the Fund (the “Board”) has fixed the close of business on June 16, 2015 as the record date for the determination of contractholders entitled to notice of, and to vote at, the Meeting and all adjournments thereof.

Contractholders are invited to attend the meeting and vote in person. You may also vote by executing a proxy using one of three methods:

•	By Internet—Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•	By Telephone—Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•	By Mail—If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Contractholders who execute proxies by Internet, telephone, or mail may revoke them at any time prior to the Meeting by filing with the Target Portfolio a written notice of revocation, by executing another proxy bearing a later date, or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

The Board recommends that you cast your vote FOR the proposed Reorganization as described in the Prospectus/Proxy Statement.

YOUR VOTE IS IMPORTANT

Please return your proxy card or record your voting instructions by telephone or via the Internet promptly no matter how many shares you own. In order to avoid the additional expense of further solicitation, we ask that you mail your proxy card or record your voting instructions by telephone or via the Internet promptly regardless of whether you plan to be present in person at the Meeting.

Date:             , 2015

Michael W. Kremenak

Secretary

Thrivent Series Fund, Inc.

COMBINED PROSPECTUS/PROXY STATEMENT

THRIVENT PARTNER MID CAP VALUE PORTFOLIO

a series of

THRIVENT SERIES FUND, INC.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(800) 847-4836

            , 2015

This Prospectus/Proxy Statement is furnished to you as a contractholder of Thrivent Partner Mid Cap Value Portfolio (the “Target Portfolio”), a series of Thrivent Series Fund, Inc. (the “Fund”). A special meeting of shareholders of the Target Portfolio will be held on August 14, 2015 (the “Meeting”) to consider the items that are described below and discussed in greater detail elsewhere in this Prospectus/Proxy Statement. The Board of Directors of the Fund (the “Board”) requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet regardless of whether you plan to be present at the Meeting in order to avoid the additional expense of further solicitation.

The Acquiring Portfolio and the Target Portfolio are sometimes referred to herein individually as a “Portfolio” or collectively as the “Portfolios.” Each of the Acquiring Portfolio and the Target Portfolio is organized as a diversified series of the Fund, an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The reorganization proposed for the Target Portfolio (the “Reorganization”) is not contingent upon the approval or completion of any other reorganization or merger.

This Prospectus/Proxy Statement sets forth concisely the information shareholders of the Target Portfolio ought to know before voting on the Reorganization. Please read it carefully and retain it for future reference.

The following documents, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated herein by reference:

•	The Thrivent Series Fund, Inc. Prospectus, dated April 30, 2015 and as supplemented through the date hereof (the “Fund Prospectus”).

•	A Statement of Additional Information, dated , 2015, relating to this Combined Prospectus/Proxy Statement (the “Reorganization SAI”);

•	The Thrivent Series Fund, Inc. Statement of Additional Information, dated April 30, 2015 and as supplemented through the date hereof (the “Fund SAI”).

Copies of the foregoing may be obtained without charge by calling or writing the Portfolio as set forth below. If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.”

In addition, each Portfolio will furnish, without charge, a copy of its most recent annual report and subsequent semi-annual report, if any, to a contractholder upon request.

Copies of each Portfolio’s most recent prospectus, statement of additional information, annual report and semi-annual report can be obtained at www.thrivent.com. Requests for documents can also be made by calling (800) 847-4836 or writing Thrivent Series Fund, Inc., 4321 North Ballard Road, Appleton, WI 54919.

The Portfolios file reports and other information with the SEC. Information filed by the Portfolios with the SEC can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-1520.

The Board knows of no business other than that discussed above that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

No person has been authorized to give any information or make any representation not contained in this Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the Securities and Exchange Commission nor any state regulator has approved or disapproved of these shares or passed upon the adequacy of this Prospectus/Proxy Statement. A representation to the contrary is a crime.

The date of this Prospectus/Proxy Statement is             , 2015. The Prospectus/Proxy Statement will be sent to contractholders on or around July 1, 2015.

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained in this Prospectus/Proxy Statement. Contractholders should read the entire Prospectus/Proxy Statement carefully.

The Reorganization

The Board, including the directors who are not “interested persons” (as defined in the 1940 Act) of each Portfolio, has unanimously approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) on behalf of each Portfolio, subject to Target Portfolio contractholder approval. The Reorganization Agreement provides for:

•	the transfer of all of the assets of the Target Portfolio to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio;

•	the distribution by the Target Portfolio of such Acquiring Portfolio shares to Target Portfolio shareholders; and

•	the dissolution of the Target Portfolio.

When the Reorganization is complete, Target Portfolio shareholders will hold Acquiring Portfolio shares. The aggregate value of the Acquiring Portfolio shares a Target Portfolio shareholder will receive in the Reorganization will equal the aggregate value of the Target Portfolio shares owned by such shareholder immediately prior to the Reorganization. After the Reorganization, the Acquiring Portfolio will continue to operate with the investment objective and investment policies set forth in this Prospectus/Proxy Statement. The Reorganization will not affect your variable contract.

As discussed in more detail elsewhere in this Prospectus/Proxy Statement, the Board believes that the Reorganization would be in the best interests of the Target Portfolio’s contractholders because: (i) contractholders will become contractholders of a larger combined fund with greater potential to increase asset size and achieve economies of scale; and (ii) the Acquiring Portfolio invests in a more diversified portfolio of equities; and (iii) the combined assets will result in lower operating expenses for contractholders in the combined Acquiring Portfolio than Target Portfolio.

In addition, the Board, when determining whether to approve the Reorganization, considered, among other things, the future growth prospects of each of the Target Portfolio and the Acquiring Portfolio, the fact that the Target Portfolio contractholders would not experience any diminution in contractholder services as a result of the Reorganization, and the fact that the Reorganization is expected to be a tax-free reorganization for federal income tax purposes.

Background and Reasons for the Reorganization

The investment objectives of the Target Portfolio and the Acquiring Portfolio are substantially similar. The investment objective of the Target Portfolio is to achieve long-term capital appreciation. The investment objective of the Acquiring Portfolio is to seek long-term capital growth.

Despite this similarity, there are significant differences between the two Portfolios’ principal investment strategies, which are described in more detail in the COMPARISON OF PORTFOLIOS—Investment Objective and Principal Strategies section of this Prospectus/Proxy Statement. Under normal circumstances, the Target Portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of midcap issuers. Under normal circumstances, the Acquiring Portfolio invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of mid-size companies. In the case of the Target Portfolio, the Adviser focuses mainly on the securities of midcap issuers which have market capitalizations similar to companies constituting the Russell Midcap® Value Index at the time of investment. Although the Target Portfolio will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its assets in foreign securities, including securities of issuers in emerging countries and securities in foreign currencies. In the case of the Acquiring Portfolio, the Adviser focuses mainly on the securities of mid-sized companies which have market capitalizations similar to those included in widely-known indices such as the Russell Midcap® Index or the S&P

MidCap 400 Index. The subadviser to the Target Portfolio, Goldman Sachs Asset Management, L.P. (“GSAM”), employs a stock selection process that reflects a midcap value style. The Target Portfolio ordinarily invests in equity securities of midcap companies that GSAM believes are undervalued. The Acquiring Portfolio invests primarily in common stocks.

In determining whether to recommend approval of the Reorganization Agreement to Target Portfolio contractholders, the Board considered a number of factors, including, but not limited to: (i) the expenses and advisory fees applicable to the Portfolios before the proposed Reorganization and the estimated expense ratios of the combined portfolio after the proposed Reorganization; (ii) the comparative investment performance of the Portfolios; (iii) the future growth prospects of each Portfolio; (iv) the terms and conditions of the Reorganization Agreement; (v) whether the Reorganization would result in the dilution of contractholder interests; (vi) the compatibility of the Portfolios’ investment objectives, policies, risks and restrictions; (vii) the anticipated tax consequences of the proposed Reorganization; (viii) the compatibility of the Portfolios’ service features available to contractholders, including exchange privileges; and (ix) the estimated costs of the Reorganization. The Board concluded that these factors supported a determination to approve the Reorganization Agreement.

The Board has determined that the Reorganization is in the best interests of the Target Portfolio and that the interests of the Target Portfolio’s contractholders will not be diluted as a result of the Reorganization. In addition, the Board has determined that the Reorganization is in the best interests of the Acquiring Portfolio and that the interests of the Acquiring Portfolio contractholders will not be diluted as a result of the Reorganization.

The Board is asking contractholders of the Target Portfolio to approve the Reorganization at the Meeting to be held on August 14, 2015. If contractholders of the Target Portfolio approve the proposed Reorganization, it is expected that the closing date of the transaction (the “Closing Date”) will be after the close of business on or about August 21, 2015, but it may be at a different time as described herein. If contractholders of the Target Portfolio do not approve the proposed Reorganization, the Board will consider alternatives, including repurposing the Target Portfolio’s principal strategies.

The Board recommends that you vote “FOR” the Reorganization.

COMPARISON OF THE PORTFOLIOS

Investment Objective and Principal Strategies

Investment Objective. The Target Portfolio and the Acquiring Portfolio have substantially similar investment objectives. The investment objective of the Target Portfolio is to achieve long-term capital appreciation. The investment objective of the Acquiring Portfolio is to seek long-term capital growth.

Principal Strategies. Under normal circumstances, the Target Portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of midcap issuers. Under normal circumstances, the Acquiring Portfolio invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of mid-size companies. However, each Portfolio has a different investment strategy, as set forth below.

Target Portfolio Principal Investment Strategies.

In the case of the Target Portfolio, the Adviser focuses mainly on the securities of mid cap issuers which have market capitalizations similar to companies constituting the Russell Midcap® Value Index at the time of investment. Although the Target Portfolio will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its assets in foreign securities, including securities of issuers in emerging countries and securities in foreign currencies. Should the Adviser determine that the Target Portfolio would benefit from reducing the percentage of its assets invested in mid cap securities from 80% to a lesser amount, it will notify shareholders at least 60 days’ prior to such a change.

GSAM, the subadviser to the Target Portfolio, employs a stock selection process that reflects a mid cap value style. The Target Portfolio ordinarily invests in equity securities of mid cap companies that GSAM believes are undervalued.

The Target Portfolio’s equity investment process involves: (1) using multiple industry-specific valuation metrics to identify real economic value and company potential in stocks, screened by valuation, profitability, and business characteristics; (2) conducting in-depth company research and assessing overall business quality; and (3) buying those securities that a sector portfolio manager recommends, taking into account feedback from the rest of the portfolio management team. GSAM may decide to sell a position for various reasons, including valuation and price considerations, readjustment of GSAM’s outlook based on subsequent events, GSAM’s ongoing assessment of the quality and effectiveness of management, if new investment ideas offer the potential for better risk/reward profiles than existing holdings, or for risk management purposes.

The Target Portfolio may also invest in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap® Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Acquiring Portfolio Principal Investment Strategies.

In the case of the Acquiring Portfolio, the Adviser focuses mainly on the securities of mid-sized companies which have market capitalizations similar to those included in widely known indices such as the Russell Midcap® Index or the S&P MidCap 400 Index. Should the Adviser determine that the Acquiring Portfolio would benefit from reducing the percentage of its assets invested in mid cap securities from 80% to a lesser amount, it will notify shareholders at least 60 days prior to such a change.

The Acquiring Portfolio seeks to achieve its investment objective by investing primarily in common stocks. The Adviser uses fundamental, quantitative and technical investment research techniques to determine what securities to buy and sell. The Adviser generally looks for mid-sized companies that, in its opinion:

•	have prospects for growth in their sales and earnings;

•	are in an industry with a good economic outlook;

•	have high-quality management; and/or

•	have a strong financial position.

The Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or reposition assets to more promising opportunities.

Portfolio Holdings. A description of the Portfolios’ policies and procedures with respect to the disclosure of the Portfolios’ portfolio securities is available on the Portfolios’ website.

Principal Risks

The Portfolios are subject to similar principal risks. Both Portfolios are subject to Market Risk, Issuer Risk, Mid Cap Risk, and Investment Adviser Risk. Both Portfolios are also subject to Volatility Risk, though each may be subject to different types of volatility risk. The Target Portfolio is also subject to Foreign Securities Risk and Small Cap Risk. These risks are described below.

The Acquiring Portfolio does not, as a principal strategy invest in foreign equity securities. The Acquiring Portfolio may from time to time invest in such instruments on a non-principal basis. It is important to note that, in the event that the foreign equity securities were to perform well, the Target Portfolio, if it were still in existence, may outperform the combined portfolio.

Principal risks to which both Portfolios are subject

Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.

Issuer Risk. Issuer risk is the possibility that factors specific to a company to which the Portfolio’s portfolio is exposed will affect the market prices of the company’s securities and therefore the value of the Portfolio. Some factors affecting the performance of a company include demand for the company’s products or services, the quality of management of the company and brand recognition and loyalty. Common stock of a company is subordinate to other securities issued by the company. If a company becomes insolvent, interests of investors owning common stock will be subordinated to the interests of other investors in, and general creditors of, the company.

Mid Cap Risk. Medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.

Investment Adviser Risk. The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the adviser(s) in assessing the potential of the investments in which the Portfolio invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.

Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment.

Additional principal risks to which only the Target Portfolio is subject

Volatility Risk. Value style investing includes the risk that stocks of undervalued companies may not rise as quickly as anticipated if the market does not recognize their intrinsic value or if value stocks are out of favor. The value approach carries the risk that a stock judged to be undervalued may be appropriately priced.

Foreign Securities Risk. To the extent the Target Portfolio’s portfolio is exposed to foreign securities, it is subject to various risks associated with such securities. Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. Foreign securities also may be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

Small Cap Risk. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have small revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. Such companies seldom pay significant dividends that could cushion returns in a falling market.

Management of the Portfolios

The Board. The Board is responsible for the overall supervision of the operations of each Portfolio and performs the various duties imposed on the directors of investment companies by the 1940 Act and under applicable state law.

The Adviser. The Adviser, Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”), is the investment adviser for each Portfolio. Thrivent Financial and its investment advisory affiliate, Thrivent Asset Management, LLC, have been in the investment advisory business since 1986 and managed approximately $96 billion in assets as of December 31, 2014, including approximately $41 billion in mutual fund assets. These advisory entities are located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

The Adviser and the Fund received an exemptive order from the SEC that permits the Adviser and the Portfolios, with the approval of the Board, to retain one or more subadvisers for the Portfolios, or subsequently change a subadviser, without submitting the respective investment subadvisory agreements, or material amendments to those agreements, to a vote of the contractholders of the applicable Portfolio. The Adviser will notify contractholders of a Portfolio if there is a new subadviser for that Portfolio.

The Portfolios’ annual report to contractholders discuss the basis for the Board approving the investment advisory agreement during the period covered by the report.

Portfolio Management. Thrivent Financial has engaged Goldman Sachs Asset Management, L.P. (“GSAM”) to subadvise the Target Portfolio. GSAM uses its Value Team to manage the Target Portfolio. Sean Gallagher is the chief investment officer of the Team, which he has been with since 2000. Andrew Braun is a Managing Director, has helped manage the Portfolio since 2001, and has been with the Team since 1997. Dolores Bamford, CFA is a Managing Director and has been with the Team since 2002. Timothy Ryan, CFA is a Vice President, has helped manage the Portfolio since 2015, and has been with the Team since 2010.

Brian J. Flanagan, CFA has been a portfolio manager of the Acquiring Portfolio since 2004. He has been with Thrivent Financial since 1996 and a portfolio manager since 2000.

The Fund SAI provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Portfolios.

Advisory and Other Fees

Advisory Fees. Each Portfolio pays an annual investment advisory fee to the Adviser. The advisory contract between the Adviser and the Fund provides for the following advisory fees for each class of shares of a Portfolio, expressed as an annual rate of average daily net assets:

Target Portfolio

0.750% of average daily net assets up to $200 million
0.700% of average daily net assets over $200 million

Acquiring Portfolio

0.700% of average daily net assets up to $200 million
0.650% of average daily net assets greater than $200 million but not greater than $1 billion
0.600% of average daily net assets greater than $1 billion but not greater than $2.5 billion
0.550% of average daily net assets greater than $2.5 billion but not greater than $5 billion
0.525% of average daily net assets over $5 billion

During the twelve-months ended December 31, 2014, the contractual advisory fees for the Target Portfolio were 0.73% of the Target Portfolio’s average daily net assets.

During the twelve-months ended December 31, 2014, the contractual advisory fees for the Acquiring Portfolio were 0.66% of the Acquiring Portfolio’s average daily net assets.

For a complete description of each Portfolio’s advisory services, see the section of the Fund Prospectus entitled “Management” and the section of the Fund SAI entitled “Investment Adviser, Investment Subadvisers, and Portfolio Managers.”

Investments in the Target Portfolio by Certain Affiliated Portfolios

The Reorganization is not contingent upon the approval or completion of any other reorganization or merger. However, simultaneous with contractholders’ consideration of this Prospectus/Proxy Statement, contractholders of Thrivent Mid Cap Growth Portfolio (the “Other Target Portfolio,” and collectively with the Target Portfolio, the “Target Portfolios”) are considering a reorganization of that portfolio into the Acquiring Portfolio. Therefore, pro forma financial and expense information presented in this Prospectus/Proxy Statement under the headings “COMPARISON OF THE PORTFOLIOS – Expenses” and “COMPARISON OF THE PORTFOLIOS – Capitalization”, and the pro forma information regarding the Acquiring and Target Portfolios in the Reorganization SAI (collectively, the “Pro Forma Information”), is presented on the basis of the alternate assumptions that the Reorganization involves solely the Target Portfolio or both of the Target Portfolios.

Other portfolios of the Fund for which Thrivent Financial is the investment adviser (the “Affiliated Portfolios”) currently invest in the Target Portfolios. The Affiliated Portfolios are asset allocation funds investing in a range of asset categories and permit Thrivent Financial to determine whether to invest directly in securities and other investments, in addition to, or instead of, investing in other portfolios of the Fund (including the Target Portfolios). Over time, Thrivent Financial has gradually invested a larger percentage of the Affiliated Portfolios’ assets in direct investments and has reduced the percentage of assets invested in other portfolios of the Fund. Thrivent Financial expects to continue decreasing the percentage of Affiliated Portfolios’ assets invested in other portfolios over time. This trend of relying more heavily on direct investments is expected to accelerate since Thrivent Financial has proposed changes that will simplify the investment advisory fee structure of the Affiliated Portfolios. These changes would encourage a more streamlined approach of direct investments, while accommodating investments in other portfolios of the Fund when Thrivent Financial deems it to be advisable. As a result, the Affiliated Portfolios are likely to redeem their holdings (if any) out of the Target Portfolios irrespective of whether the Reorganization is approved. These redemptions would most likely be processed as redemptions-in-kind, with the effect that the Affiliated Portfolios would receive a pro rata distribution of the Target Portfolios’ investments. These redemptions may be substantial, relative to the size of the Target Portfolio(s) prior to such redemption, and are likely to occur prior to the effective date of the Reorganization. The Pro Forma Information presented in this Prospectus/Proxy Statement and the Reorganization SAI does not include any effects of such redemptions.

Expenses

The table below sets forth the fees and expenses that investors may pay to buy and hold shares of each of the Target Portfolio and the Acquiring Portfolio, including (i) the fees and expenses paid by the Target Portfolio for the twelve-month period ended December 31, 2014, (ii) the fees and expenses paid by the Acquiring Portfolio for the twelve-month period ended December 31, 2014, (iii) pro forma fees and expenses for the Acquiring Portfolio for the twelve-month period ended December 31, 2014, assuming the Reorganization had been completed as of the beginning of such period, and (iv) pro forma fees and expenses for the Acquiring Portfolio for the twelve-month period ended December 31, 2014, assuming that the Target Portfolio and Thrivent Mid Cap Growth Portfolio (collectively referred to as the “Target Portfolios”) all merged into the Acquiring Portfolio as of the beginning of such period. If you own a variable annuity contract or a variable life insurance contract, you will have additional expenses, including mortality and expense risk charges. These additional contract-level expenses are not reflected in the table below.

Shareholder Fees for Target and Acquiring Portfolios - Actual and Pro Forma
(fees directly paid from your investment)
Maximum Sales Charge (Load)	N/A
Maximum Deferred Sales Charge (Load)	N/A

	Actual		Pro Forma
Annual Fund Operating Expenses As a Percentage of Average Net Assets (expenses that you pay each year as a percentage of the value of your investment)	Target Portfolio	Acquiring Portfolio	Acquiring Portfolio (assuming merger with Target Portfolio)	Acquiring Portfolio (assuming merger with Target Portfolios)
Management Fees	0.73%	0.66%	0.66%	0.64%
Other Expenses	0.06%	0.05%	0.04%	0.04%
Total Annual Operating Expenses	0.79%	0.71%	0.70%	0.68%
Less Expense Reimbursement	—	—	—	—
Net Annual Portfolio Operating Expenses	0.79%	0.71%	0.70%	0.68%

Example

The following example, using the actual and pro forma operating expenses for the twelve-month period ended December 31, 2014, is intended to help you compare the costs of investing in the Acquiring Portfolio pro forma after the Reorganization with the costs of investing in each of the Target Portfolio and the Acquiring Portfolio without the Reorganization. The example assumes that you invest $10,000 in each Portfolio for the time period indicated and that you redeem all of your shares at the end of each period. The example also assumes that your investments have a 5% return each year and that each Portfolio’s operating expenses remain the same each year. Although your actual returns may be higher or lower, based on these assumptions your costs would be:

	Actual		Pro Forma
	Target Portfolio	Acquiring Portfolio	Acquiring Portfolio (assuming merger of the Target Portfolio)	Acquiring Portfolio (assuming merger of the Target Portfolios)
Total operating expenses assuming redemption at the end of the period
One Year	$81	$73	$72	$69
Three Years	$252	$227	$224	$218
Five Years	$439	$395	$390	$379
Ten Years	$978	$883	$871	$847

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Operating Expenses or in the Example, affect the Portfolios’ performance. During the fiscal year ended December 31, 2014, the Acquiring Portfolio’s and the Target Portfolio’s portfolio turnover rates were 37% and 90%, respectively, of the average value of their portfolios.

The Separate Accounts and the Retirement Plans

Shares in the Fund are currently sold, without sales charges, only to: (1) separate accounts of Thrivent Financial and Thrivent Life Insurance Company (“Thrivent Life”), a subsidiary of Thrivent Financial, which are used to fund benefits of variable life insurance and variable annuity contracts (each a “variable contract”) issued by Thrivent Financial and Thrivent Life; (2) other portfolios of the Fund; and (3) retirement plans sponsored by Thrivent Financial.

A Prospectus for the variable contract describes how the premiums and the assets relating to the variable contract may be allocated among one or more of the subaccounts that correspond to the portfolios of the Fund.

The Fund serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Thrivent Financial and Thrivent Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios at the same time. Although neither Thrivent Financial, Thrivent Life, nor the Fund currently foresees any such disadvantage, the Fund’s Board monitors events in order to identify any material conflicts between such policy owners and contract owners. Material conflict could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax law, (3) changes in the investment management of a portfolio, or (4) differences in voting instructions between those given by policy owners and those given by contract owners. Should it be necessary, the Board would determine what action if any, should be taken on response to any such conflicts.

As a result of differences in tax treatment and other considerations, a conflict could arise between the interests of the variable life insurance contract owners, variable annuity contract owners, and the retirement plans with respect to their investments in the Fund. The Fund’s Board will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action if any, should be taken in response to any such conflicts.

Pricing of Portfolio Shares

The price of a Portfolio’s shares is based on the Portfolio’s net asset value (“NAV”). The Portfolios determine their NAV once daily at the close of trading on the New York Stock Exchange (“NYSE”), which is normally 4:00 p.m. Eastern Time. The Portfolios do not determine NAV on holidays observed by the NYSE or on any other day when the NYSE is closed. The NYSE is regularly closed on Saturdays and Sundays, New Year’s Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Portfolio determines its NAV by adding the value of Portfolio assets, subtracting the Portfolio’s liabilities, and dividing the result by the number of outstanding shares. To determine the NAV, the Portfolios generally value their securities at current market value using readily available market quotations. If market prices are not available or if the Adviser determines that they do not accurately reflect fair value for a security, the Board has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes a review of various factors set forth in the pricing policies adopted by the Board.

Because many foreign markets close before the U.S. markets, significant events may occur between the close of the foreign market and the close of the U.S. markets, when the Portfolio’s assets are valued, that could have a material impact on the valuation of foreign securities (i.e., available price quotations for these securities may not necessarily reflect the occurrence of the significant event). The Fund, subject to oversight by the Board, evaluates the impact of these significant events and adjusts the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets to the extent that the available price quotations do not, in the Adviser’s opinion, adequately reflect the occurrence of the significant events.

The separate accounts place an order to buy or sell shares of a respective Portfolio each business day. The amount of the order is based on the aggregate instructions from owners of the variable annuity contracts. Orders placed before the close of the NYSE on a given day by the separate accounts or the retirement plans result in share purchases and redemptions at the NAV calculated as of the close of the NYSE that day.

Please note that the Target Portfolio and the Acquiring Portfolio have identical valuation policies. As a result, there will be no material change to the value of the Target Portfolio’s assets because of the Reorganization.

Also, the Target Portfolio and the Acquiring Portfolio have identical policies with respect to frequent purchases and redemptions and standing allocation orders (for more information, please see Policy Regarding Frequent Purchases and Redemptions and Standing Allocation Order disclosures in the Acquiring Portfolio’s Prospectus - these disclosures are incorporated herein by reference). The Reorganization will not affect these policies.

Capitalization

The following table sets forth the capitalization of the Target Portfolio and the Acquiring Portfolio, as of December 31, 2014, and the pro forma capitalization of the Acquiring Portfolio as if the Reorganization occurred on that date. These numbers may differ as of the Closing Date.

	Actual		Pro Forma
	Target Portfolio	Acquiring Portfolio	Acquiring Portfolio (assuming merger of the Target Portfolios)	Acquiring Portfolio (assuming merger of the Target Portfolio)
Net assets
Portfolio Net Assets	$402,857,105	$752,618,439	$1,155,475,544	$1,582,628,766
Net asset value per share
Net asset value	$18.14	$18.86	$18.86	$18.86
Shares outstanding
Portfolio Shares	22,212,096	39,914,278	61,279,321	83,932,878

The pro forma shares outstanding reflect the issuance by the Acquiring Portfolio of: i) assuming a merger with the Target Portfolios, approximately 21,365,042 shares; and ii) assuming a merger with the Target Portfolios, approximately 44,018,600 shares. In each case, such issuance reflects the exchange of the assets of the Target Portfolio for newly issued shares of the Acquiring Portfolio, respectively, at the pro forma net asset value per share. The aggregate value of the Acquiring Portfolio shares that a Target Portfolio shareholder receives in the Reorganization will equal the aggregate value of the Target Portfolio shares owned immediately prior to the Reorganization.

Annual Performance Information

The following chart shows the annual returns of the Target Portfolio since its inception and the Acquiring Portfolio for its past ten calendar years. The bar charts include the effects of each Portfolio’s expenses, but not charges or deductions against your variable contract. If these charges and deductions were included, returns would be lower than those shown.

Thrivent Partner Mid Cap Value Portfolio

Thrivent Mid Cap Stock Portfolio

As a result of market activity, current performance may vary from the figures shown.

The Target Portfolio’s total return for the three month period from January 1, 2015 to March 31, 2015 was 2.01%. The Acquiring Portfolio’s total return for the three-month period from January 1, 2015 to March 31, 2015 was 2.78%. Since its inception, the Target Portfolio’s highest quarterly return was 19.40% (for the quarter ended September 30, 2009) and its lowest quarterly return was -22.68% (for the quarter ended December 31, 2008). During the past 10 years, the Acquiring Portfolio’s highest quarterly return was 19.42% (for the quarter ended September 30, 2009) and its lowest quarterly return was -22.50% (for the quarter ended December 31, 2008).

Comparative Performance Information

As a basis for evaluating each Portfolio’s performance and risks, the following table shows how each Portfolio’s performance compares with broad-based market indices that the Adviser believes are appropriate benchmarks for such Portfolio. The Target Portfolio’s benchmark is the Russell Midcap® Value Index, which is comprised of mid-cap companies with lower-than-average price-to-book ratios and lower forecasted growth values. The Acquiring Portfolio’s benchmark is the Russell Midcap® Index, which measures the performance of the smallest 800 securities in the Russell 1000® Index, as ranked by total market capitalization. Further, the table includes the effects of each Portfolio’s expenses, but not charges or deductions against your variable contract. If these charges and deductions were included, returns would be lower than those shown.

Average annual total returns are shown below for each Portfolio for the periods ended December 31, 2014 (the most recently completed calendar year prior to the date of this Prospectus/Proxy Statement). Remember that past performance of a Portfolio is not indicative of its future performance.

Average Annual Total Returns for the Period ended December 31, 2014

	Target Portfolio			Acquiring Portfolio
	Past 1 Year	Past 5 Years	Since Inception (04/29/05)	Past 1 Year	Past 5 Years	Past 10 Years
Applicable Portfolio	13.52%	15.80%	9.77%	11.93%	15.33%	8.90%
Russell Midcap® Value Index (reflects no deductions for fees, expenses or taxes)	14.75%	17.43%	9.97%	—	—	—
Russell Midcap® Index (reflects no deductions for fees, expenses or taxes)	—	—	—	13.22%	17.19%	9.56%

Financial Highlights of the Acquiring Portfolio

		Income from Investment Operations			Less Distributions From						Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/ (Loss)	Expenses	Net Investment Income/ (Loss)	Portfolio Turnover Rate
Year Ended 12/31/2014	17.66	0.11	1.98	2.09	(0.06)	(0.83)	(0.89)	18.86	11.93%	752.6	0.71%	0.63%	0.71%	0.63%	37%
Year Ended 12/31/2013	13.09	0.06	4.57	4.63	(0.06)	—	(0.06)	17.66	35.50%	675.4	0.72%	0.38%	0.72%	0.38%	39%
Year Ended 12/31/2012	11.48	0.06	1.58	1.64	(0.03)	—	(0.03)	13.09	14.29%	506.7	0.73%	0.51%	0.73%	0.51%	47%
Year Ended 12/31/2011	12.25	0.03	(0.79)	(0.76)	(0.01)	—	(0.01)	11.48	(6.29)%	457.0	0.72%	0.24%	0.72%	0.24%	35%
Year Ended 12/31/2010	9.80	0.05	2.45	2.50	(0.05)	—	(0.05)	12.25	25.60%	511.5	0.73%	0.45%	0.73%	0.45%	78%

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of portfolio shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contractholders by the variable accounts. Those charges and expenses reduce the return received by contractholders as compared to the return presented.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year

The financial highlights for the Target Portfolio are available in the Thrivent Series Fund, Inc. Prospectus, dated April 30, 2015 and as supplemented through the date hereof and are incorporated herein by reference.

Other Service Providers

Thrivent Financial, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, provides administrative personnel and services necessary to operate the Portfolios and receives an administration fee from the Portfolios. The custodian for the Portfolios is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP, 225 South Sixth Street, Suite 1400, Minneapolis, MN 55402, serves as the Fund’s independent registered public accounting firm.

Governing Law

The Fund is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and was organized as a Minnesota corporation on February 24, 1986. The Fund is made up of 36 separate series or “Portfolios.” Each Portfolio of the Fund, other than the Thrivent Aggressive Allocation Portfolio, the Thrivent Moderately Aggressive Allocation Portfolio, the Thrivent Moderate Allocation Portfolio, the Thrivent Moderately Conservative Allocation Portfolio, the Thrivent Partner Healthcare Portfolio, and the Thrivent Natural Resources Portfolio, is diversified. Each Portfolio is in effect a separate investment fund, and a separate class of capital stock of the Fund is issued with respect to each Portfolio.

The Fund’s organizational documents are filed as part of the Fund’s registration statement with the SEC, and shareholders may obtain copies of such documents as described on the first page of this Prospectus/Proxy Statement and in the Questions and Answers preceding this Prospectus/Proxy Statement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Portfolio through a broker-dealer or other financial intermediary, the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INFORMATION ABOUT THE REORGANIZATION

General

Under the Reorganization Agreement, the Target Portfolio will transfer all of its assets to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio. The Acquiring Portfolio shares issued to the Target Portfolio will have an aggregate value equal to the aggregate value of the Target Portfolio’s net assets immediately prior to the Reorganization. Upon receipt by the Target Portfolio of Acquiring Portfolio shares, the Target Portfolio will distribute such shares of the Acquiring Portfolio to Target Portfolio shareholders. Then, as soon as practicable after the Closing Date of the Reorganization, the Target Portfolio will dissolve under applicable state law.

The Target Portfolio will distribute the Acquiring Portfolio shares received by it pro rata to Target Portfolio shareholders of record in exchange for their interest in shares of the Target Portfolio. Accordingly, as a result of the Reorganization, each Target Portfolio shareholder would own Acquiring Portfolio shares that would have an aggregate value immediately after the Reorganization equal to the aggregate value of that shareholder’s Target Portfolio shares immediately prior to the Reorganization. The interests of each of the Target Portfolio’s shareholders will not be diluted as a result of the Reorganization. However, as a result of the Reorganization, a shareholder of the Target Portfolio or the Acquiring Portfolio will hold a reduced percentage of ownership in the larger combined portfolio than the shareholder did in either of the separate Portfolios.

No sales charge or fee of any kind will be assessed to Target Portfolio shareholders in connection with their receipt of Acquiring Portfolio shares in the Reorganization.

Approval of the Reorganization will constitute approval of amendments to any of the fundamental investment restrictions of the Target Portfolio that might otherwise be interpreted as impeding the Reorganization, but solely for the purpose of and to the extent necessary for consummation of the Reorganization.

Terms of the Reorganization Agreement

The following is a summary of the material terms of the Reorganization Agreement. This summary is qualified in its entirety by reference to the form of Reorganization Agreement, a form of which is attached as Appendix A to the Reorganization SAI.

Pursuant to the Reorganization Agreement, the Acquiring Portfolio will acquire all of the assets of the Target Portfolio on the Closing Date in exchange for shares of the Acquiring Portfolio. Subject to the Target Portfolio’s contractholders approving the Reorganization, the Closing Date shall occur on August 21, 2015 or such other date as determined by an officer of the Fund.

On the Closing Date, the Target Portfolio will transfer to the Acquiring Portfolio all of its assets. The Acquiring Portfolio will in turn transfer to the Target Portfolio a number of its shares equal in value to the value of the net assets of the Target Portfolio transferred to the Acquiring Portfolio as of the Closing Date, as determined in accordance with the valuation method described in the Acquiring Portfolio’s then current prospectus. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Target Portfolio will distribute on or before the Closing Date all or substantially all of its undistributed net investment income (including net capital gains) as of such date.

The Target Portfolio expects to distribute shares of the Acquiring Portfolio received by the Target Portfolio to contractholders of the Target Portfolio promptly after the Closing Date and then dissolve.

The Acquiring Portfolio and the Target Portfolio have made certain standard representations and warranties to each other regarding their capitalization, status and conduct of business. Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

•	the approval of the Reorganization by the Target Portfolio’s contractholders;

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

•	the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Reorganization Agreement;

•	the effectiveness under applicable law of the registration statement of the Acquiring Portfolio of which this Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto; and

•	the receipt of an opinion of counsel relating to the characterization of the Reorganization as a tax-free reorganization for federal income tax purposes (as further described herein under the heading “Material Federal Income Tax Consequences of the Reorganization”).

The Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the contractholders of the Target Portfolio, provided that no such amendment after such approval shall be made if it would have a material adverse effect on the interests of such Target Portfolio’s contractholders. The Reorganization Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to closing.

Reasons for the Proposed Reorganization

In determining whether to recommend approval of the Reorganization Agreement to Target Portfolio contractholders, the Board considered a number of factors, including, but not limited to: (i) the expenses and advisory fees applicable to the Portfolios before the proposed Reorganization and the estimated expense ratios of the combined portfolio after the proposed Reorganization; (ii) the comparative investment performance of the Portfolios; (iii) the future growth prospects of each Portfolio; (iv) the terms and conditions of the Reorganization Agreement; (v) whether the Reorganization would result in the dilution of contractholder interests; (vi) the compatibility of the Portfolios’ investment objectives, policies, risks and restrictions; (vii) the anticipated tax consequences of the proposed Reorganization; (viii) the compatibility of the Portfolios’ service features available to contractholders, including exchange privileges; and (ix) the estimated costs of the Reorganization. The Board concluded that these factors supported a determination to approve the Reorganization Agreement.

The Board believes that the Reorganization would be in the best interests of the Target Portfolio’s contractholders because: (i) contractholders will become contractholders of a larger combined fund with greater potential to increase asset size and achieve economies of scale; and (ii) the Acquiring Portfolio invests in a more diversified portfolio of equities; and (iii) the combined assets will result in lower operating expenses for contractholders in the combined Acquiring Portfolio than Target Portfolio.

The Board has determined that the Reorganization is in the best interests of the Target Portfolio and that the interests of the Target Portfolio’s contractholders will not be diluted as a result of the Reorganization. In addition, the Board has determined that the Reorganization is in the best interests of the Acquiring Portfolio and that the interests of the Acquiring Portfolio contractholders will not be diluted as a result of the Reorganization.

Material Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is limited to U.S. persons who hold shares of the Target Portfolio as capital assets for U.S. federal income tax purposes on the date of the exchange. For federal income tax purposes, the contractholders are not the shareholders of the Target Portfolio. Rather, Thrivent Financial and Thrivent Life and their separate accounts are the shareholders.

This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular contractholder or to contractholders who may be subject to special treatment under U.S. federal income tax laws. No assurance can be given that the IRS would not assert or that a court would not sustain a position contrary to any of the tax aspects described below. Contractholders should consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization to them, as well as the effects of state, local and non-U.S. tax laws.

The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes. It is a condition to closing the Reorganization that the Target Portfolio and the Acquiring Portfolio receive an opinion from Reed Smith LLP, special counsel to each Portfolio, dated as of the Closing Date, regarding the characterization of the Reorganization as a “reorganization” within the meaning of Section 368(a)(1) of the Code. As such a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows: to the effect that on the basis of existing provisions of the Code, the Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for U.S. federal income tax purposes, except as noted below:

•	the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Portfolio and the Acquiring Portfolio will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•	under Section 361 of the Code, no gain or loss will be recognized by the Target Portfolio upon the transfer of its assets to the Acquiring Portfolio in exchange for Acquiring Portfolio shares, or upon the distribution of Acquiring Portfolio shares by the Target Portfolio to its shareholders in liquidation;

•	under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Portfolio upon receipt of the assets transferred to the Acquiring Portfolio in exchange for Acquiring Portfolio shares;

•	under Section 362(b) of the Code, the Acquiring Portfolio’s tax basis in each asset that the Acquiring Portfolio receives from the Target Portfolio will be the same as the Target Portfolio’s tax basis in such asset immediately prior to such exchange;

•	under Section 1223(2) of the Code, the Acquiring Portfolio’s holding periods in each asset will include the Target Portfolio’s holding periods in such asset;

•	under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Target Portfolio on the distribution of Acquiring Portfolio shares to them in exchange for their shares of the Target Portfolio;

•	under Section 358 of the Code, the aggregate tax basis of the Acquiring Portfolio shares that the Target Portfolio’s shareholders receive in exchange for their Target Portfolio shares will be the same as the aggregate tax basis of the Target Portfolio shares exchanged therefor;

•	under Section 1223(1) of the Code, a Target Portfolio shareholder’s holding period for the Acquiring Portfolio shares received in the Reorganization will be determined by including the holding period for the Target Portfolio shares exchanged therefor, provided that the shareholder held the Target Portfolio shares as a capital asset on the date of the exchange; and

•	under Section 381 of the Code, the Acquiring Portfolio will succeed to and take into account the items of the Target Portfolio described in Section 381(c) of the Code, subject to the conditions and limitations specified in Section 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder.

The opinion will be based on certain factual certifications made by the officers of the Target Portfolio and the Acquiring Portfolio, and will also be based on customary assumptions such as the assumption that the Reorganization will be consummated in accordance with the Reorganization Agreement. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the IRS or a court would agree with the opinion.

The Acquiring Portfolio intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code which are the same rules currently applicable to the Target Portfolio. In connection with the Reorganization, on or before the Closing Date, the Target Portfolio will declare to its shareholders a dividend which, together with all of its previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt interest income and net capital gains through the Closing Date.

A regulated investment company is permitted to carryforward net capital losses; however, net capital losses incurred in taxable years beginning on or before December 22, 2010 can be carried forward for eight taxable years only. Additionally capital losses incurred in taxable years beginning on or before December 22, 2010 cannot be utilized to offset capital gains until all net capital losses arising in tax years beginning after December 22, 2010 have been utilized. As a result, some net capital loss carryforwards incurred on or before December 22, 2010 may expire unused.

Immediately prior to the Reorganization, the Target Portfolio is not expected to have any unutilized capital loss carryforwards. The final amount of unutilized capital loss carryforwards for the Target Portfolio is subject to change and will not be determined until the Closing Date. As of April 9, 2015, the capital loss carryforward of the Target Portfolio and the Acquiring Portfolio was $0 and $0, respectively.

Generally, the Acquiring Portfolio will succeed to the capital loss carryforwards of the Target Portfolio, subject to the limitations described below. If the Target Portfolio has capital loss carryforwards, such capital losses would, in the absence of the Reorganization, generally be available to offset Target Portfolio capital gains, thereby reducing the amount of capital gain net income that must be distributed to the Target Portfolio shareholders.

Under Sections 382 and 383 of the Code, an “equity structure shift” arising as a result of a reorganization under Section 368(a)(1) of the Code can result in limitations on the post-reorganization Portfolio’s use of capital loss carryforwards of the participating Portfolios. An “equity structure shift” can trigger limitations on capital loss carryforwards where there is a more than 50% change in the ownership of a Portfolio.

Because the Reorganization is not expected to result in a more than 50% change in ownership of the Target Portfolio or the Acquiring Portfolio, it is anticipated that the capital loss carryforwards of the Target Portfolio will not be subject to an annual limitation and none of the Target Portfolio’s capital loss carryforward is expected to expire unutilized as a result of the Reorganization.

This summary of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

It is not expected that the Reorganization will be a taxable event for any contractholder.

Expenses of the Reorganization

All expenses of the Reorganization will be paid by the Adviser or an affiliate and will not be borne by shareholders of the Target Portfolio.

Reorganization expenses include, but are not limited to: all costs related to the preparation and distribution of materials distributed to the Board; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with each Reorganization; the costs of printing and distributing this Prospectus/Proxy Statement; legal fees incurred preparing materials for the Boards attending the Board meetings and preparing the Board minutes; auditing fees associated with the Target Portfolio’s financial statements; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Management of the Portfolios estimates the total cost of the Reorganization to be approximately $109,000 ($289,000 for the Target Portfolios combined). If the Reorganization is not approved by contractholders, the Adviser will still bear the costs of the proposed Reorganization.

Any brokerage charges associated with the purchase or disposition of portfolio investments by the Target Portfolio prior to the Reorganization will be borne by the Target Portfolio. Any brokerage charges associated with the purchase or disposition of portfolio investments by the Acquiring Portfolio after the Reorganization will be borne by the Acquiring Portfolio. However, the Adviser has agreed to provide a reimbursement of investment advisory fees to the Acquiring Fund in the amount of $88,000, which is the estimated brokerage costs that will be incurred by the Acquiring Fund and Target Funds as a result of the Reorganization. Such reimbursement will be accrued during the month following the closing of the Reorganization.

Contractholder Approval

The Board has unanimously approved the Reorganization, subject to shareholder approval. Approval of the Reorganization requires the affirmative vote of a “Majority of the Outstanding Voting Securities” of the Target Portfolio, which is, under the 1940 Act, the lesser of (1) 67% or more of the shares of the Target Portfolio present at the Meeting if the holders of more than 50% of the outstanding shares of the Target Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Target Portfolio.

Board Recommendation

The Board recommends voting “FOR” the proposed Reorganization.

SHAREHOLDER AND CONTRACTHOLDER INFORMATION

At the close of business on the Record Date, the Acquiring Portfolio had outstanding      shares. As of the Record Date, the directors and officers of the Acquiring Portfolio as a group owned less than 1% of the shares of the Acquiring Portfolio. As of the Record Date, no person was known by the Acquiring Portfolio to own beneficially or of record as much as 5% of the Acquiring Portfolio shares except as follows:

Name	Shares Outstanding	Approximate Percentage of Ownership
%
%
%

At the close of business on the Record Date, the Target Portfolio had outstanding      shares. As of the Record Date, the directors and officers of the Target Portfolio as a group owned less than 1% of the shares of the Target Portfolio. As of the Record Date, no person was known by the Target Portfolio to own beneficially or of record as much as 5% of the shares of the Target Portfolio except as follows:

Name	Shares Outstanding	Approximate Percentage of Ownership
%
%

Annual Meeting of Contractholders

There will be no annual or further special meetings of contractholders of the Fund unless required by applicable law or called by the Board in its discretion. Contractholders wishing to submit proposals for inclusion in a proxy statement for a subsequent contractholder meeting should send their written proposals to the Secretary of the Fund, 625 Fourth Avenue South, Minneapolis, Minnesota 55415. Contractholder proposals should be received in a reasonable time before the solicitation is made.

VOTING INFORMATION AND REQUIREMENTS

General

Approval of the Reorganization requires the affirmative vote of a “Majority of the Outstanding Voting Securities” of the Target Portfolio, which is, under the 1940 Act, the lesser of (1) 67% or more of the shares of the Target Portfolio present at the Meeting if the holders of more than 50% of the outstanding shares of the Target Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Target Portfolio.

Record Date

The Board has fixed the close of business on June 16, 2015 as the Record Date for the determination of contractholders entitled to notice of, and to vote at, the Meeting. Target Portfolio shareholders on the Record Date are entitled to one vote for each share held, with no shares having cumulative voting rights.

Quorum

A majority of the shares of the Target Portfolio entitled to vote at the Meeting represented in person or by proxy constitutes a quorum. Thrivent Financial and its affiliates together are the record owners of a majority of the shares of the Target Portfolio. Thrivent Financial’s representation at the Meeting will therefore assure the presence of a quorum.

Proxies

Target Portfolio contractholders may vote in any one of four ways: (i) via the Internet, (ii) by telephone, (iii) by mail, by returning the proxy card, or (iv) in person at the Meeting. Instructions for Internet and telephone voting are included with the enclosed proxy materials. Contractholders who deliver voting instructions by methods (i), (ii) or (iii) may revoke them at any time prior to the Meeting by delivering a written notice of revocation, by executing another proxy card bearing a later date or by attending the Meeting and giving voting instructions in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match voting proxy cards with contractholders’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date. The Target Portfolio employs procedures for Internet and telephone voting, such as requiring the control number from the proxy card in order to vote by either of these methods, which it considers to be reasonable to confirm that the instructions received are genuine. If reasonable procedures are employed, the Target Portfolio will not be liable for following Internet or telephone votes which it believes to be genuine.

Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be deemed present for quorum purposes. Abstentions and broker non-votes have the same effect as votes “AGAINST” the Reorganization.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the approval of the proposed Reorganization.

Solicitation of Proxies

Solicitation of proxies is being made primarily by the mailing of this Notice and Prospectus/Proxy Statement with its enclosures on or about July 1, 2015. Contractholders of the Target Portfolio whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile or oral communication. The Target Portfolio may retain Computershare Fund Services (“Computershare”), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. We do not anticipate any expense for additional telephone solicitation by Computershare. The proxy solicitation expenses, if any, are an expense of the Reorganization and will be allocated as described above.

Other Matters to Come Before the Meeting

The Board knows of no business other than that described in the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment.

In the event that a quorum is present at the Meeting but sufficient votes to approve the proposed Reorganization are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies on the proposed Reorganization, provided that the Board determines that such an adjournment and additional solicitation is reasonable and in the interest of contractholders based on a consideration of all relevant factors, including the nature of the particular proposals, the percentage of votes then cast, the percentage of negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Meeting to be adjourned.

If you cannot be present in person, you are requested to fill in, sign and return the enclosed proxy card, for which, no postage is required if mailed in the United States, or record your voting instructions by telephone or via the Internet promptly.

Michael W. Kremenak
Secretary
Thrivent Series Fund, Inc.

Questions & Answers

For Contractholders of Thrivent Natural Resources Portfolio

Although we recommend that you read the complete Prospectus/Proxy Statement, we have provided the following questions and answers to clarify and summarize the issues to be voted on.

Q: Why is a contractholder meeting being held?

A: A special meeting of contractholders (the “Meeting”) of Thrivent Natural Resources Portfolio (the “Target Portfolio”) is being held to seek contractholder approval of a reorganization (the “Reorganization”) of the Target Portfolio into Thrivent Large Cap Stock Portfolio (the “Acquiring Portfolio”). Please refer to the Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the Acquiring Portfolio.

Q: Why is the Reorganization being recommended?

A: After careful consideration, the Board of Directors (the “Board”) of Thrivent Series Fund, Inc. (the “Fund”) has determined that the Reorganization is in the best interests of the contractholders of the Target Portfolio and recommends that you cast your vote “FOR” the proposed Reorganization. The investment objectives of the Target Portfolio and the Acquiring Portfolio are identical, and each of the Portfolios is a series of the Fund, an open-end investment company registered under the Investment Company Act of 1940. Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”) is the investment adviser for the Target Portfolio and the Acquiring Portfolio.

The Board believes that the Reorganization would be in the best interests of the contractholders of the Target Portfolio because: (i) contractholders will become contractholders of a larger combined portfolio with greater potential to increase asset size and achieve economies of scale; and (ii) the Acquiring Portfolio invests in a diversified portfolio of large cap equities and the Adviser believes it is the most similar of the current offerings to the investment objective and policies of the Target Portfolio; (iii) the Acquiring Portfolio has achieved stronger performance over the one-, three-, and five-year periods ended December 31, 2014; and (iv) the Target Portfolio contractholders will experience a lower expense ratio in the merged Acquiring Portfolio.

Q: Who can vote?

A: Owners of the variable contracts funded by the Target Portfolio and shareholders of the Target Portfolio (e.g., mutual funds affiliated with Thrivent Financial that invest in the Target Portfolio) are entitled to vote. Thrivent Financial and Thrivent Life Insurance Company (“Thrivent Life”), the sponsors of your variable contracts, will cast your votes according to your voting instructions. If no timely voting instructions are received, any shares of the Target Portfolio attributable to a variable contract will be voted by Thrivent Financial or Thrivent Life in proportion to the voting instructions received for all variable contracts participating in the proxy solicitation. If a voting instruction form is returned with no voting instructions, the shares of the Target Portfolio to which the form relates will be voted FOR the Reorganization.

Any shares of the Target Portfolio held by Thrivent Financial, Thrivent Life or any of their affiliates (e.g., a Thrivent-sponsored mutual fund) for their own account will also be voted in proportion to the voting instructions received for all variable contracts participating in the proxy solicitation.

Q: How will the Reorganization affect me?

A: Assuming contractholders approve the proposed Reorganization, the assets of the Target Portfolio will be combined with those of the Acquiring Portfolio. The shares of the Target Portfolio that fund your benefits under variable contracts automatically would be exchanged for an equal dollar value of shares of the Acquiring Portfolio. The Reorganization would affect only the investments underlying variable contracts and would not otherwise affect variable contracts. Following the Reorganization, the Target Portfolio will dissolve.

Q: Will I have to pay any commission or other similar fee as a result of the Reorganization?

A: No. You will not pay any commissions or other similar fees as a result of the Reorganization.

Q: Will the total annual operating expenses that my portfolio investment bears increase as a result of the Reorganization?

A: No, they are likely to decrease. For more information about how fund expenses may change as a result of the Reorganization, please see the comparative and pro forma table and related disclosures in the COMPARISON OF THE PORTFOLIOS—Expenses section of the Prospectus/Proxy Statement.

Q: Will I have to pay any U.S. federal income taxes as a result of the Reorganization?

A: The Reorganization is expected to be tax-free for federal income tax purposes. The Target Portfolio will seek an opinion of counsel to this effect. Generally, neither shareholders nor contractholders will incur capital gains or losses on the exchange of Target Portfolio shares for Acquiring Portfolio shares as a result of the Reorganization. The cost basis on each investment will also remain the same. If you choose to make a total or partial surrender of your contract, you may be subject to taxes and other charges under your contract.

Q: Can I surrender or exchange my interests in the Target Portfolio for a different subaccount option of the Fund or surrender my contract before the Reorganization takes place?

A: Yes, but please refer to the most recent prospectus of your variable contract as certain charges and/or restrictions may apply to such exchanges and surrenders.

Q: If contractholders of the Target Portfolio do not approve the Reorganization, what will happen to the Target Portfolio?

A: Thrivent Financial will reassess what changes it would like to make to a Target Portfolio, including a possible repurposing of the Target Portfolio’s principal investment strategies or recommending a liquidation of the Target Portfolio to the Board. It may ultimately decide to make no changes.

Q: Who pays the costs of the Reorganization?

A: The expenses of the Reorganization, including the costs of the Meeting, will be paid by Thrivent Financial and will not be borne by shareholders of the Target Portfolio.

Q: How can I vote?

A: Contractholders are invited to attend the Meeting and to vote in person. You may also vote by executing a proxy using one of three methods:

•	By Internet: Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•	By Telephone: Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•	By Mail: If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Contractholders who execute proxies by Internet, telephone or mail may revoke them at any time prior to the Meeting by filing with the Target Portfolio a written notice of revocation, by executing another proxy bearing a later date, by voting later by Internet or telephone or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

Q: When should I vote?

A: Every vote is important and the Board encourages you to record your vote as soon as possible. Voting your proxy now will ensure that the necessary number of votes is obtained, without the time and expense required for additional proxy solicitation.

Q: Who should I call if I have questions about the proposal in the Prospectus/Proxy Statement?

A: Call 1-866-865-3843 with your questions.

Q: How can I get more information about the Target and Acquiring Portfolios or my variable contract?

A: You may obtain (1) a prospectus, statement of additional information or annual/semiannual report for the Portfolios, (2) a prospectus or statement of additional information for your variable contract or (3) the statement of additional information regarding the Reorganization (request the “Reorganization SAI”) by:

•	Telephone: 1-800-THRIVENT (1-800-847-4836) and say “Variable Annuity” or “Variable Universal Life”

•	Mail: Thrivent Series Fund, Inc., 4321 North Ballard Road, Appleton, WI 54919

•	Internet:

•	For a copy of a prospectus, a statement of additional information, or a shareholder report: www.thrivent.com

•	For a copy of this Prospectus/Proxy Statement or the Reorganization SAI:

www.proxy-direct.com/thr-26705

Thrivent Natural Resources Portfolio

a series of

THRIVENT SERIES FUND, INC.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(800) 847-4836

www.thrivent.com

NOTICE OF SPECIAL MEETING

OF CONTRACTHOLDERS

To be Held on August 14, 2015

NOTICE IS HEREBY GIVEN THAT a special meeting of contractholders (the “Meeting”) of Thrivent Natural Resources Portfolio (the “Target Portfolio”), a series of Thrivent Series Fund, Inc. (the “Fund”), will be held at the offices of Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, Minnesota 55415 on August 14, 2015 at 9:30 a.m. Central time for the following purposes:

1.	To approve an Agreement and Plan of Reorganization pursuant to which the Target Portfolio would (i) transfer all of its assets to Large Cap Stock Portfolio (the “Acquiring Portfolio”), a series of the Fund, in exchange for Shares of the Acquiring Portfolio, (ii) distribute such Shares of the Acquiring Portfolio to contractholders of the Target Portfolio, and (iii) dissolve.

2.	To transact such other business as may properly be presented at the Meeting or any adjournment thereof.

The Board of Directors of the Fund (the “Board”) has fixed the close of business on June 16, 2015 as the record date for the determination of contractholders entitled to notice of, and to vote at, the Meeting and all adjournments thereof.

Contractholders are invited to attend the meeting and vote in person. You may also vote by executing a proxy using one of three methods:

•	By Internet—Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•	By Telephone—Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•	By Mail—If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Contractholders who execute proxies by Internet, telephone, or mail may revoke them at any time prior to the Meeting by filing with the Target Portfolio a written notice of revocation, by executing another proxy bearing a later date, or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

The Board recommends that you cast your vote FOR the proposed Reorganization as described in the Prospectus/Proxy Statement.

YOUR VOTE IS IMPORTANT

Please return your proxy card or record your voting instructions by telephone or via the Internet promptly no matter how many shares you own. In order to avoid the additional expense of further solicitation, we ask that you mail your proxy card or record your voting instructions by telephone or via the Internet promptly regardless of whether you plan to be present in person at the Meeting.

Date:             , 2015

Michael W. Kremenak

Secretary

Thrivent Series Fund, Inc.

COMBINED PROSPECTUS/PROXY STATEMENT

THRIVENT NATURAL RESOURCES PORTFOLIO

a series of

THRIVENT SERIES FUND, INC.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(800) 847-4836

            , 2015

This Prospectus/Proxy Statement is furnished to you as a contractholder of Thrivent Natural Resources Portfolio (the “Target Portfolio”), a series of Thrivent Series Fund, Inc. (the “Fund”). A special meeting of shareholders of the Target Portfolio will be held on             , 2015 (the “Meeting”) to consider the items that are described below and discussed in greater detail elsewhere in this Prospectus/Proxy Statement. The Board of Directors of the Fund (the “Board”) requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet regardless of whether you plan to be present at the Meeting in order to avoid the additional expense of further solicitation.

The Acquiring Portfolio and the Target Portfolio are sometimes referred to herein individually as a “Portfolio” or collectively as the “Portfolios.” The Acquiring Portfolio is organized as a diversified series, and the Target Portfolio is organized as a non-diversified series, of the Fund, an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The reorganization proposed for the Target Portfolio (the “Reorganization”) is not contingent upon the approval or completion of any other reorganization or merger.

This Prospectus/Proxy Statement sets forth concisely the information shareholders of the Target Portfolio ought to know before voting on the Reorganization. Please read it carefully and retain it for future reference.

The following documents, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated herein by reference:

•	The Thrivent Series Fund, Inc. Prospectus, dated April 30, 2015 and as supplemented through the date hereof (the “Fund Prospectus”).

•	A Statement of Additional Information, dated , 2015, relating to this Combined Prospectus/Proxy Statement (the “Reorganization SAI”);

•	The Thrivent Series Fund, Inc. Statement of Additional Information, dated April 30, 2015 and as supplemented through the date hereof (the “Fund SAI”).

Copies of the foregoing may be obtained without charge by calling or writing the Portfolio as set forth below. If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.”

In addition, each Portfolio will furnish, without charge, a copy of its most recent annual report and subsequent semi-annual report, if any, to a contractholder upon request.

Copies of each Portfolio’s most recent prospectus, statement of additional information, annual report and semi-annual report can be obtained at www.thrivent.com. Requests for documents can also be made by calling (800) 847-4836 or writing Thrivent Series Fund, Inc., 4321 North Ballard Road, Appleton, WI 54919.

The Portfolios file reports and other information with the SEC. Information filed by the Portfolios with the SEC can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-1520.

The Board knows of no business other than that discussed above that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

No person has been authorized to give any information or make any representation not contained in this Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the Securities and Exchange Commission nor any state regulator has approved or disapproved of these shares or passed upon the adequacy of this Prospectus/Proxy Statement. A representation to the contrary is a crime.

The date of this Prospectus/Proxy Statement is             , 2015. The Prospectus/Proxy Statement will be sent to contractholders on or around July 1, 2015.

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained in this Prospectus/Proxy Statement. Contractholders should read the entire Prospectus/Proxy Statement carefully.

The Reorganization

The Board, including the directors who are not “interested persons” (as defined in the 1940 Act) of each Portfolio, has unanimously approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) on behalf of each Portfolio, subject to Target Portfolio contractholder approval. The Reorganization Agreement provides for:

•	the transfer of all of the assets of the Target Portfolio to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio;

•	the distribution by the Target Portfolio of such Acquiring Portfolio shares to Target Portfolio shareholders; and

•	the dissolution of the Target Portfolio.

When the Reorganization is complete, Target Portfolio shareholders will hold Acquiring Portfolio shares. The aggregate value of the Acquiring Portfolio shares a Target Portfolio shareholder will receive in the Reorganization will equal the aggregate value of the Target Portfolio shares owned by such shareholder immediately prior to the Reorganization. After the Reorganization, the Acquiring Portfolio will continue to operate with the investment objective and investment policies set forth in this Prospectus/Proxy Statement. The Reorganization will not affect your variable contract.

As discussed in more detail elsewhere in this Prospectus/Proxy Statement, the Board believes that the Reorganization would be in the best interests of the Target Portfolio’s contractholders because: (i) contractholders will become contractholders of a larger combined fund with greater potential to increase asset size and achieve economies of scale; (ii) the Acquiring Portfolio invests in a diversified portfolio of large cap equities and Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”) believes it is the most similar of the current offerings to the investment objective and policies of the Target Portfolio; and (iii) the Acquiring Portfolio has achieved stronger performance over the one-, three-, and five-year periods ended December 31, 2014 with outperformance of 23.68%, 20.86%, and 13.21%, respectively; and (iv) the Target Portfolio contractholders will experience a lower expense ratio in the merged Acquiring Portfolio.

In addition, the Board, when determining whether to approve the Reorganization, considered, among other things, the future growth prospects of each of the Target Portfolio and the Acquiring Portfolio, the fact that the Target Portfolio contractholders would not experience any diminution in contractholder services as a result of the Reorganization, and the fact that the Reorganization is expected to be a tax-free reorganization for federal income tax purposes.

Background and Reasons for the Reorganization

The investment objectives of the Target Portfolio and the Acquiring Portfolio are identical. The investment objective of each Portfolio is to seek long-term capital growth.

Despite this similarity, there are significant differences between the two Portfolios’ principal investment strategies, which are described in more detail in the COMPARISON OF PORTFOLIOS—Investment Objective and Principal Strategies section of the Prospectus/Proxy Statement. Under normal circumstances, the Target Portfolio invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in natural resource investments. Natural resource investments are securities of issuers that (1) have at least 50% of their assets in natural resources, such as metals, fuels, timber, underdeveloped land and agricultural products or (2) derive at least 50% of their annual revenues from owning, exploring, mining, processing or otherwise developing, or providing goods and services with respect to, natural resources. These investments may also include synthetic instruments that have economic characteristics similar to these securities. Under normal circumstances, the Acquiring Portfolio invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of large companies. The Target Portfolio invests primarily in equity securities of companies in a variety of natural resource related sectors, including energy, chemicals, oil, gas, paper, mining, steel or agriculture. In the case of the Acquiring Portfolio, the Adviser focuses mainly on the securities of large domestic and international which have market capitalizations similar to those included in the S&P 500 Index, the Russell 1000® Index, or the large company market capitalizations classifications published by Lipper, Inc.

In determining whether to recommend approval of the Reorganization Agreement to Target Portfolio contractholders, the Board considered a number of factors, including, but not limited to: (i) the expenses and advisory fees applicable to the Portfolios before the proposed Reorganization and the estimated expense ratios of the combined portfolio after the proposed Reorganization; (ii) the comparative investment performance of the Portfolios; (iii) the future growth prospects of each Portfolio; (iv) the terms and conditions of the Reorganization Agreement; (v) whether the Reorganization would result in the dilution of contractholder interests; (vi) the compatibility of the Portfolios’ investment objectives, policies, risks and restrictions; (vii) the anticipated tax consequences of the proposed Reorganization; (viii) the compatibility of the Portfolios’ service features available to contractholders, including exchange privileges; and (ix) the estimated costs of the Reorganization. The Board concluded that these factors supported a determination to approve the Reorganization Agreement.

The Board has determined that the Reorganization is in the best interests of the Target Portfolio and that the interests of the Target Portfolio’s contractholders will not be diluted as a result of the Reorganization. In addition, the Board has determined that the Reorganization is in the best interests of the Acquiring Portfolio and that the interests of the Acquiring Portfolio contractholders will not be diluted as a result of the Reorganization.

The Board is asking contractholders of the Target Portfolio to approve the Reorganization at the Meeting to be held on August 14, 2015. If contractholders of the Target Portfolio approve the proposed Reorganization, it is expected that the closing date of the transaction (the “Closing Date”) will be after the close of business on or about August 21, 2015, but it may be at a different time as described herein. If contractholders of the Target Portfolio do not approve the proposed Reorganization, the Board will consider alternatives, including repurposing the Target Portfolio’s principal strategies.

The Board recommends that you vote “FOR” the Reorganization.

COMPARISON OF THE PORTFOLIOS

Investment Objective and Principal Strategies

Investment Objective. The Target Portfolio and the Acquiring Portfolio have identical investment objectives. The investment objective of each Portfolio is to seek long-term capital growth.

Principal Strategies. Under normal circumstances, the Target Portfolio invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in natural resource investments, which are securities of issuers that (1) have at least 50% of their assets in natural resources, such as metals, fuels, timber, underdeveloped land and agricultural products or (2) derive at least 50% of their annual revenues from owning, exploring, mining, processing or otherwise developing, or providing goods and services with respect to, natural resources. These investments may also include synthetic instruments that have economic characteristics similar to these securities. Under normal circumstances, the Acquiring Portfolio invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of large companies. Each Portfolio has a different investment strategy, as set forth below.

Target Portfolio Principal Investment Strategies.

In the case of the Target Portfolio, the Adviser invests primarily in equity securities of companies in a variety of natural resource related sectors, including energy, chemicals, oil, gas, paper, mining, steel or agriculture. The Target Portfolio also concentrates its investments in one or more of these sectors or in one or more issuers in the natural resources related industries and, as a non-diversified fund under the Investment Company Act of 1940, focuses its investments in the securities of a relatively few number of issuers. In addition, the Target Portfolio intends to invest in real estate investment trusts (REITs).

The Target Portfolio typically invests in both U.S. and non-U.S. companies, including companies located in emerging markets, and in securities denominated in both U.S. dollars and foreign currencies. The Target Portfolio may invest in securities of issuers with any market capitalization. Should the Adviser determine that the Target Portfolio would benefit from reducing the percentage of its assets invested in natural resource investments from 80% to a lesser amount, it will notify shareholders at least 60 days prior to the change.

Acquiring Portfolio Principal Investment Strategies.

In the case of the Acquiring Portfolio, the Adviser focuses mainly on the securities of large domestic and international companies which have market capitalizations similar to those in the S&P 500 Index, the Russell 1000® Index, or the large company market capitalizations classifications published by Lipper, Inc. Should the Adviser determine that the Acquiring Portfolio would benefit from reducing the percentage of its assets invested in securities of large cap companies from 80% to a lesser amount, it will notify shareholders at least 60 days prior to such a change.

The Acquiring Portfolio seeks to achieve its investment objective by investing primarily in domestic and international common stocks. Investing in convertible securities is not a principal strategy of the Acquiring Portfolio. The Adviser uses fundamental, quantitative and technical investment research techniques to determine what securities to buy and sell.

The Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or reposition assets to more promising opportunities.

Portfolio Holdings. A description of the Portfolios’ policies and procedures with respect to the disclosure of the Portfolios’ portfolio securities is available on the Portfolios’ website.

Principal Risks

The Portfolios are subject to some similar principal risks, although the risks between a sector fund and a large cap stock fund do differ. The Target Portfolio is subject to Natural Resources Industry Risk, Precious Metal-Related Securities Risk, Small and Mid Cap Risk, Non-Diversified Risk, and Real Estate Investment Trust (REIT) Risk. The Acquiring Portfolio is subject to Large Cap Stock Risk. Both Portfolios are subject to Market Risk, Issuer Risk, Foreign Securities Risk, and Investment Adviser Risk. Both Portfolios are also subject to Volatility Risk, though each may be subject to different types of volatility risk. These risks are described below.

Principal risks to which both Portfolios are subject

Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.

Issuer Risk. Issuer risk is the possibility that factors specific to a company to which the Portfolio’s portfolio is exposed will affect the market prices of the company’s securities and therefore the value of the Portfolio. Some factors affecting the performance of a company include demand for the company’s products or services, the quality of management of the company and brand recognition and loyalty. Common stock of a company is subordinate to other securities issued by the company. If a company becomes insolvent, interests of investors owning common stock will be subordinated to the interests of other investors in, and general creditors of, the company.

Foreign Securities Risk. To the extent the Portfolio’s portfolio is exposed to foreign securities, it is subject to various risks associated with such securities. Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. Foreign securities also may be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities. All of these risks may be heightened for securities of issues located in, or significant operations in, emerging markets countries.

Investment Adviser Risk. The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the adviser(s) in assessing the potential of the investments in which the Portfolio invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.

Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment.

Additional principal risks to which only the Target Portfolio is subject

Volatility Risk. The Target Portfolio follows an investing style that favors value investments. Value style investing includes the risk that securities of undervalued companies may not rise as quickly as anticipated if the market does not recognize their intrinsic value or if value stocks are out of favor.

Natural Resources Industry Risk. As a sector fund that invests primarily in the natural resource sector, the Target Portfolio is subject to the risks associated with natural resource investments in addition to the general risk of the securities market. The Target Portfolio therefore is more vulnerable to price movements of natural resources and factors that particularly affect the oil, gas, mining, energy, chemicals, paper, steel or agricultural sectors than a more broadly diversified fund. Because the Target Portfolio invests primarily in companies with natural resource assets, there is the risk that the Target Portfolio will perform poorly during a downturn in natural resource price.

Precious Metal-Related Securities Risk. Prices of precious metals and of precious metal related securities historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation, and changes in industrial and commercial demand for precious metals.

Small and Mid Cap Risk. Small- and medium-sized companies often have greater price volatility, lower trading volumes, and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. In addition, small-cap companies seldom pay significant dividends that could cushion returns in a falling market.

Non-Diversified Risk. The Target Portfolio is not “diversified” within the meaning of the 1940 Act. That means the Target Portfolio may invest a greater percentage of its assets in the securities of any single issuer compared to other funds. A non-diversified portfolio is generally more susceptible than a diversified portfolio to the risk that events or developments affecting a particular issuer or industry will significantly affect the Target Portfolio’s performance.

Real Estate Investment Trust (REIT) Risk. REITs generally can be divided into three types: equity REITs, mortgage REITs and hybrid REITs (which combine the characteristics of equity REITs and mortgage REITs). Equity REITs will be affected by changes in the values of, and incomes from, the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. All REIT types may be affected by changes in interest rates. REITs are subject to additional risks, including the fact that they are dependent on specialized management skills that may affect the REITs’ abilities to generate cash flows for operating purposes and for making investor distributions. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. As with any investment, there is a risk that REIT securities and other real estate industry investments may be overvalued at the time of purchase. In addition, a REIT can pass its income through to its investors without any tax at the entity level if it complies with various requirements under the Internal Revenue Code. There is the risk, however, that a REIT held by the Target Portfolio will fail to qualify for this tax-free pass-through treatment of its income. By investing in REITs indirectly through the Portfolio, in addition to bearing a proportionate share of the expenses of the Portfolio, you will also indirectly bear similar expenses of the REITs in which the Portfolio invests.

Additional principal risks to which only the Acquiring Portfolio is subject

Large Cap Risk. Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Management of the Portfolios

The Board. The Board is responsible for the overall supervision of the operations of each Portfolio and performs the various duties imposed on the directors of investment companies by the 1940 Act and under applicable state law.

The Adviser. Thrivent Financial is the investment adviser for each Portfolio. Thrivent Financial and its investment advisory affiliate, Thrivent Asset Management, LLC, have been in the investment advisory business since 1986 and managed approximately $96 billion in assets as of December 31, 2014, including approximately $41 billion in mutual fund assets. These advisory entities are located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

The Adviser and the Fund received an exemptive order from the SEC that permits the Adviser and the Portfolios, with the approval of the Board, to retain one or more subadvisers for the Portfolios, or subsequently change a subadviser, without submitting the respective investment subadvisory agreements, or material amendments to those agreements, to a vote of the contractholders of the applicable Portfolio. The Adviser will notify contractholders of a Portfolio if there is a new subadviser for that Portfolio.

The Portfolios’ annual report to contractholders discuss the basis for the Board approving the investment advisory agreement during the period covered by the report.

Portfolio Management. David C. Francis, CFA and Darren M. Bagwell, CFA have served as portfolio managers of the Target Portfolio since 2011. Mr. Francis is Vice President of Investment Equities of Thrivent Financial and has been with the firm since 2001. Mr. Bagwell has been with Thrivent Financial since 2002 in an investment management capacity and currently is the firm’s Director of Equity Research.

Mr. Francis has been a portfolio manager of the Acquiring Portfolio since 2011. Kurt J. Lauber, CFA has served as portfolio manager of the Acquiring Portfolio since 2013. Mr. Lauber has been with Thrivent Financial since 2004 and previously served as an associate portfolio manager.

The Fund SAI provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Portfolios.

Advisory and Other Fees

Advisory Fees. Each Portfolio pays an annual investment advisory fee to the Adviser. The advisory contract between the Adviser and the Fund provides for the following advisory fees for each class of shares of a Portfolio, expressed as an annual rate of average daily net assets:

Target Portfolio

0.750% of average daily net assets up to $50 million
0.725% of average daily net assets over $50 million

Acquiring Portfolio

0.650% of average daily net assets up to $500 million
0.575% of average daily net assets greater than $500 million but not greater than $750 million
0.550% of average daily net assets greater than $750 million but not greater than $1 billion
0.475% of average daily net assets greater than $1 billion but not greater than $2.5 billion
0.450% of average daily net assets greater than $2.5 billion but not greater than $5 billion 0.425% of average daily net assets greater over $5 billion

During the twelve-months ended December 31, 2014, the contractual advisory fees for the Target Portfolio were 0.75% of the Target Portfolio’s average daily net assets.

During the twelve-months ended December 31, 2014, the contractual advisory fees for the Acquiring Portfolio were 0.62% of the Acquiring Portfolio’s average daily net assets.

For a complete description of each Portfolio’s advisory services, see the section of the Fund Prospectus entitled “Management” and the section of the Fund SAI entitled “Investment Adviser, Investment Subadvisers, and Portfolio Managers.”

Expenses

The table below sets forth the fees and expenses that investors may pay to buy and hold shares of each of the Target Portfolio and the Acquiring Portfolio, including (i) the fees and expenses paid by the Target Portfolio for the twelve-month period ended December 31, 2014, (ii) the fees and expenses paid by the Acquiring Portfolio for the twelve-month period ended December 31, 2014, (iii) pro forma fees and expenses for the Acquiring Portfolio for the twelve-month period ended December 31, 2014, assuming the Reorganization had been completed as of the beginning of such period, and (iv) pro forma fees and expenses for the Acquiring Portfolio for the twelve-month period ended December 31, 2014, assuming that the Target Portfolio merged into the Acquiring Portfolio as of the beginning of such period. If you own a variable annuity contract or a variable life insurance contract, you will have additional expenses, including mortality and expense risk charges. These additional contract-level expenses are not reflected in the table below.

Shareholder Fees for Target and Acquiring Portfolios - Actual and Pro Forma

(fees directly paid from your investment)

Maximum Sales Charge (Load)	N/A
Maximum Deferred Sales Charge (Load)	N/A

	Actual		Pro Forma
Annual Fund Operating Expenses As a Percentage of Average Net Assets (expenses that you pay each year as a percentage of the value of your investment)	Target Portfolio	Acquiring Portfolio	Acquiring Portfolio (assuming merger with Target Portfolio)
Management Fees	0.75%	0.62%	0.62%
Other Expenses	0.37%	0.05%	0.05%
Total Annual Operating Expenses	1.12%	0.67%	0.67%
Less Expense Reimbursement*	0.09%	—	—
Net Annual Portfolio Operating Expenses	1.03%	0.67%	0.67%

*	The Adviser has contractually agreed, through at least April 30, 2016, to waive certain fees and/or reimburse certain expenses associated with the shares of the Target Portfolio in order to limit the Net Annual Portfolio Operating Expenses (excluding Acquired (Underlying) Portfolio Fees and Expenses, if any) to an annual rate of 1.02% of the average daily net assets of the shares of the Target Portfolio. This contractual provision, however, may be terminated before the indicated termination date upon the mutual agreement between the Independent Directors of the Fund and the Adviser.

Example

The following example, using the actual and pro forma operating expenses for the twelve-month period ended December 31, 2014, is intended to help you compare the costs of investing in the Acquiring Portfolio pro forma after the Reorganization with the costs of investing in each of the Target Portfolio and the Acquiring Portfolio without the Reorganization. The example assumes that you invest $10,000 in each Portfolio for the time period indicated and that you redeem all of your shares at the end of each period. The example also assumes that your investments have a 5% return each year and that each Portfolio’s operating expenses remain the same each year. Although your actual returns may be higher or lower, based on these assumptions your costs would be:

	Actual		Pro Forma
	Target Portfolio	Acquiring Portfolio	Acquiring Portfolio (assuming merger of the Target Portfolio)
Total operating expenses assuming redemption at the end of the period
One Year	$105	$68	$68
Three Years	$347	$214	$214
Five Years	$608	$373	$373
Ten Years	$1,355	$835	$835

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Operating Expenses or in the Example, affect the Portfolios’ performance. During the fiscal year ended December 31, 2014, the Acquiring Portfolio’s and the Target Portfolio’s portfolio turnover rates were 64% and 61%, respectively, of the average value of their portfolios.

The Separate Accounts and the Retirement Plans

Shares in the Fund are currently sold, without sales charges, only to: (1) separate accounts of Thrivent Financial and Thrivent Life Insurance Company (“Thrivent Life”), a subsidiary of Thrivent Financial, which are used to fund benefits of variable life insurance and variable annuity contracts (each a “variable contract”) issued by Thrivent Financial and Thrivent Life; (2) other portfolios of the Fund; and (3) retirement plans sponsored by Thrivent Financial.

A Prospectus for the variable contract describes how the premiums and the assets relating to the variable contract may be allocated among one or more of the subaccounts that correspond to the portfolios of the Fund.

The Fund serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Thrivent Financial and Thrivent Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios at the same time. Although neither Thrivent Financial, Thrivent Life, nor the Fund currently foresees any such disadvantage, the Fund’s Board monitors events in order to identify any material conflicts between such policy owners and contract owners. Material conflict could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax law, (3) changes in the investment management of a portfolio, or (4) differences in voting instructions between those given by policy owners and those given by contract owners. Should it be necessary, the Board would determine what action if any, should be taken on response to any such conflicts.

As a result of differences in tax treatment and other considerations, a conflict could arise between the interests of the variable life insurance contract owners, variable annuity contract owners, and the retirement plans with respect to their investments in the Fund. The Fund’s Board will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action if any, should be taken in response to any such conflicts.

Pricing of Portfolio Shares

The price of a Portfolio’s shares is based on the Portfolio’s net asset value (“NAV”). The Portfolios determine their NAV once daily at the close of trading on the New York Stock Exchange (“NYSE”), which is normally 4:00 p.m. Eastern Time. The Portfolios do not determine NAV on holidays observed by the NYSE or on any other day when the NYSE is closed. The NYSE is regularly closed on Saturdays and Sundays, New Year’s Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Portfolio determines its NAV by adding the value of Portfolio assets, subtracting the Portfolio’s liabilities, and dividing the result by the number of outstanding shares. To determine the NAV, the Portfolios generally value their securities at current market value using readily available market quotations. If market prices are not available or if the Adviser determines that they do not accurately reflect fair value for a security, the Board has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes a review of various factors set forth in the pricing policies adopted by the Board.

Because many foreign markets close before the U.S. markets, significant events may occur between the close of the foreign market and the close of the U.S. markets, when the Portfolio’s assets are valued, that could have a material impact on the valuation of foreign securities (i.e., available price quotations for these securities may not necessarily reflect the occurrence of the significant event). The Fund, subject to oversight by the Board, evaluates the impact of these significant events and adjusts the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets to the extent that the available price quotations do not, in the Adviser’s opinion, adequately reflect the occurrence of the significant events.

The separate accounts place an order to buy or sell shares of a respective Portfolio each business day. The amount of the order is based on the aggregate instructions from owners of the variable annuity contracts. Orders placed before the close of the NYSE on a given day by the separate accounts or the retirement plans result in share purchases and redemptions at the NAV calculated as of the close of the NYSE that day.

Please note that the Target Portfolio and the Acquiring Portfolio have identical valuation policies. As a result, there will be no material change to the value of the Target Portfolio’s assets because of the Reorganization.

Also, the Target Portfolio and the Acquiring Portfolio have identical policies with respect to frequent purchases and redemptions and standing allocation orders (for more information, please see Policy Regarding Frequent Purchases and Redemptions and Standing Allocation Order disclosures in the Acquiring Portfolio’s Prospectus - these disclosures are incorporated herein by reference). The Reorganization will not affect these policies.

Capitalization

The following table sets forth the capitalization of the Target Portfolio and the Acquiring Portfolio, as of December 31, 2014, and the pro forma capitalization of the Acquiring Portfolio as if the Reorganization occurred on that date. These numbers may differ as of the Closing Date.

	Actual		Pro Forma
	Target Portfolio	Acquiring Portfolio	Acquiring Portfolio (assuming merger of the Target Portfolio)
Net assets
Portfolio Net Assets	$31,292,236	$834,515,044	$865,807,280
Net asset value per share
Net asset value	$6.11	$12.33	$12.33
Shares outstanding
Portfolio Shares	5,118,162	67,691,953	70,230,238

The pro forma shares outstanding reflect the issuance by the Acquiring Portfolio of approximately 2,538,285 shares, reflecting the exchange of the assets of the Target Portfolio for newly issued shares of the Acquiring Portfolio at the pro forma net asset value per share. The aggregate value of the Acquiring Portfolio shares that a Target Portfolio contractholder receives in the Reorganization will equal the aggregate value of the Target Portfolio shares owned immediately prior to the Reorganization.

Annual Performance Information

The following chart shows the annual returns of the Target Portfolio since its inception and the Acquiring Portfolio for its past ten calendar years. The bar charts include the effects of each Portfolio’s expenses, but not charges or deductions against your variable contract. If these charges and deductions were included, returns would be lower than those shown.

Thrivent Natural Resources Portfolio

Thrivent Large Cap Stock Portfolio

As a result of market activity, current performance may vary from the figures shown.

The Target Portfolio’s total return for the three-month period from January 1, 2015 to March 31, 2015 was -1.71%. The Acquiring portfolio’s total return for the three-month period from January 1, 2015 to March 31, 2015 was 4.31%. Since its inception, the Target Portfolio’s highest quarterly return was 17.85% (for the quarter ended December 31, 2010) and its lowest quarterly return was -29.63% (for the quarter ended September 30, 2011). During the past 10 years, the Acquiring Portfolio’s highest quarterly return was 16.13% (for the quarter ended September 30, 2009) and its lowest quarterly return was -22.18% (for the quarter ended December 31, 2008).

Comparative Performance Information

As a basis for evaluating each Portfolio’s performance and risks, the following table shows how each Portfolio’s performance compares with broad-based market indices that the Adviser believes are appropriate benchmarks for such Portfolio. The Target Portfolio’s benchmark is the S&P North American Natural Resources Sector Index, which is an index of selected U.S. traded natural resource-related stocks. The Acquiring Portfolio’s benchmark is the MSCI World Large Cap Index-USD Net Returns, which measures the performance of large cap stocks in developed countries through the world. Further, the table includes the effects of each Portfolio’s expenses, but not charges or deductions against your variable contract. If these charges and deductions were included, returns would be lower than those shown.

Average annual total returns are shown below for each Portfolio for the periods ended December 31, 2014 (the most recently completed calendar year prior to the date of this Prospectus/Proxy Statement). Remember that past performance of a Portfolio is not indicative of its future performance.

Average Annual Total Returns for the Period ended December 31, 2014

	Target Portfolio			Acquiring Portfolio
	Past 1 Year	Past 5 Years	Since Inception (04/30/08)	Past 1 Year	Past 5 Years	Past 10 Years
Applicable Portfolio	-18.39%	-2.57%	-4.74%	5.29%	10.64%	5.27%
S&P North American Natural Resources Sector Index (reflects no deductions for fees, expenses or taxes)	-9.77%	4.28%	-1.00%	—	—	—
MSCI World Large Cap Index-USD Net Returns (reflects no deductions for fees, expenses or taxes)	—	—	—	4.90%	9.89%	5.82%

Financial Highlights of the Acquiring Portfolio

		Income from Investment Operations			Less Distributions From						Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/ (Loss)	Expenses	Net Investment Income/ (Loss)	Portfolio Turnover Rate
Year Ended 12/31/2014	11.81	0.15	0.48	0.63	(0.11)	—	(0.11)	12.33	5.29%	834.5	0.67%	1.21%	0.67%	1.21%	64%
Year Ended 12/31/2013	9.22	0.11	2.60	2.71	(0.12)	—	(0.12)	11.81	29.60%	811.9	0.67%	1.02%	0.67%	1.02%	73%
Year Ended 12/31/2012	8.11	0.12	1.08	1.20	(0.09)	—	(0.09)	9.22	14.90%	622.5	0.69%	1.35%	0.69%	1.35%	121%
Year Ended 12/31/2011	8.50	0.09	(0.48)	(0.39)	—	—	—	8.11	(4.58)%	565.8	0.69%	1.00%	0.69%	1.00%	139%
Year Ended 12/31/2010	7.72	0.06	0.78	0.84	(0.06)	—	(0.06)	8.50	10.82%	628.3	0.69%	0.74%	0.69%	0.74%	181%

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of portfolio shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contractholders by the variable accounts. Those charges and expenses reduce the return received by contractholders as compared to the return presented.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year

The financial highlights for the Target Portfolio are available in the Thrivent Series Fund, Inc. Prospectus, dated April 30, 2015 and as supplemented through the date hereof and are incorporated herein by reference.

Other Service Providers

Thrivent Financial, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, provides administrative personnel and services necessary to operate the Portfolios and receives an administration fee from the Portfolios. The custodian for the Portfolios is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP, 225 South Sixth Street, Suite 1400, Minneapolis, MN 55402, serves as the Fund’s independent registered public accounting firm.

Governing Law

The Fund is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and was organized as a Minnesota corporation on February 24, 1986. The Fund is made up of 36 separate series or “Portfolios.” Each Portfolio of the Fund, other than the Thrivent Aggressive Allocation Portfolio, the Thrivent Moderately Aggressive Allocation Portfolio, the Thrivent Moderate Allocation Portfolio, the Thrivent Moderately Conservative Allocation Portfolio, the Thrivent Partner Healthcare Portfolio, and the Target Portfolio, is diversified. Each Portfolio is in effect a separate investment fund, and a separate class of capital stock of the Fund is issued with respect to each Portfolio.

The Fund’s organizational documents are filed as part of the Fund’s registration statement with the SEC, and shareholders may obtain copies of such documents as described on the first page of this Prospectus/Proxy Statement and in the Questions and Answers preceding this Prospectus/Proxy Statement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Portfolio through a broker-dealer or other financial intermediary, the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INFORMATION ABOUT THE REORGANIZATION

General

Under the Reorganization Agreement, the Target Portfolio will transfer all of its assets to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio. The Acquiring Portfolio shares issued to the Target Portfolio will have an aggregate value equal to the aggregate value of the Target Portfolio’s net assets immediately prior to the Reorganization. Upon receipt by the Target Portfolio of Acquiring Portfolio shares, the Target Portfolio will distribute such shares of the Acquiring Portfolio to Target Portfolio shareholders. Then, as soon as practicable after the Closing Date of the Reorganization, the Target Portfolio will dissolve under applicable state law.

The Target Portfolio will distribute the Acquiring Portfolio shares received by it pro rata to Target Portfolio shareholders of record in exchange for their interest in shares of the Target Portfolio. Accordingly, as a result of the Reorganization, each Target Portfolio shareholder would own Acquiring Portfolio shares that would have an aggregate value immediately after the Reorganization equal to the aggregate value of that shareholder’s Target Portfolio shares immediately prior to the Reorganization. The interests of each of the Target Portfolio’s shareholders will not be diluted as a result of the Reorganization. However, as a result of the Reorganization, a shareholder of the Target Portfolio or the Acquiring Portfolio will hold a reduced percentage of ownership in the larger combined portfolio than the shareholder did in either of the separate Portfolios.

No sales charge or fee of any kind will be assessed to Target Portfolio shareholders in connection with their receipt of Acquiring Portfolio shares in the Reorganization.

Approval of the Reorganization will constitute approval of amendments to any of the fundamental investment restrictions of the Target Portfolio that might otherwise be interpreted as impeding the Reorganization, but solely for the purpose of and to the extent necessary for consummation of the Reorganization.

Terms of the Reorganization Agreement

The following is a summary of the material terms of the Reorganization Agreement. This summary is qualified in its entirety by reference to the form of Reorganization Agreement, a form of which is attached as Appendix A to the Reorganization SAI.

Pursuant to the Reorganization Agreement, the Acquiring Portfolio will acquire all of the assets of the Target Portfolio on the Closing Date in exchange for shares of the Acquiring Portfolio. Subject to the Target Portfolio’s contractholders approving the Reorganization, the Closing Date shall occur on August 21, 2015 or such other date as determined by an officer of the Fund.

On the Closing Date, the Target Portfolio will transfer to the Acquiring Portfolio all of its assets. The Acquiring Portfolio will in turn transfer to the Target Portfolio a number of its shares equal in value to the value of the net assets of the Target Portfolio transferred to the Acquiring Portfolio as of the Closing Date, as determined in accordance with the valuation method described in the Acquiring Portfolio’s then current prospectus. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Target Portfolio will distribute on or before the Closing Date all or substantially all of its undistributed net investment income (including net capital gains) as of such date.

The Target Portfolio expects to distribute shares of the Acquiring Portfolio received by the Target Portfolio to contractholders of the Target Portfolio promptly after the Closing Date and then dissolve.

The Acquiring Portfolio and the Target Portfolio have made certain standard representations and warranties to each other regarding their capitalization, status and conduct of business. Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

•	the approval of the Reorganization by the Target Portfolio’s contractholders;

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

•	the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Reorganization Agreement;

•	the effectiveness under applicable law of the registration statement of the Acquiring Portfolio of which this Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto; and

•	the receipt of an opinion of counsel relating to the characterization of the Reorganization as a tax-free reorganization for federal income tax purposes (as further described herein under the heading “Material Federal Income Tax Consequences of the Reorganization”).

The Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the contractholders of the Target Portfolio, provided that no such amendment after such approval shall be made if it would have a material adverse effect on the interests of such Target Portfolio’s contractholders. The Reorganization Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to closing.

Reasons for the Proposed Reorganization

In determining whether to recommend approval of the Reorganization Agreement to Target Portfolio contractholders, the Board considered a number of factors, including, but not limited to: (i) the expenses and advisory fees applicable to the Portfolios before the proposed Reorganization and the estimated expense ratios of the combined portfolio after the proposed Reorganization; (ii) the comparative investment performance of the Portfolios; (iii) the future growth prospects of each Portfolio; (iv) the terms and conditions of the Reorganization Agreement; (v) whether the Reorganization would result in the dilution of contractholder interests; (vi) the compatibility of the Portfolios’ investment objectives, policies, risks and restrictions; (vii) the anticipated tax consequences of the proposed Reorganization; (viii) the compatibility of the Portfolios’ service features available to contractholders, including exchange privileges; and (ix) the estimated costs of the Reorganization. The Board concluded that these factors supported a determination to approve the Reorganization Agreement.

The Board believes that the Reorganization would be in the best interests of the Target Portfolio’s contractholders because: (i) contractholders will become contractholders of a larger combined fund with greater potential to increase asset size and achieve economies of scale; (ii) the Acquiring Portfolio invests in a diversified portfolio of large cap equities and the Adviser believes it is the most similar of the current offerings to the investment objective and policies of the Target Portfolio; (iii) the Acquiring Portfolio has achieved stronger performance over the one-, three-, and five-year periods ended December 31, 2014 with performance differences of 23.68%, 20.86%, and 13.21%, respectively; and (iv) the Target Portfolio contractholders will experience a lower expense ratio in the merged Acquiring Portfolio.

The Board has determined that the Reorganization is in the best interests of the Target Portfolio and that the interests of the Target Portfolio’s contractholders will not be diluted as a result of the Reorganization. In addition, the Board has determined that the Reorganization is in the best interests of the Acquiring Portfolio and that the interests of the Acquiring Portfolio contractholders will not be diluted as a result of the Reorganization.

Material Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is limited to U.S. persons who hold shares of the Target Portfolio as capital assets for U.S. federal income tax purposes on the date of the exchange. For federal income tax purposes, the contractholders are not the shareholders of the Target Portfolio. Rather, Thrivent Financial and Thrivent Life and their separate accounts are the shareholders.

This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular contractholder or to contractholders who may be subject to special treatment under U.S. federal income tax laws. No assurance can be given that the IRS would not assert or that a court would not sustain a position contrary to any of the tax aspects described below. Contractholders should consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization to them, as well as the effects of state, local and non-U.S. tax laws.

The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes. It is a condition to closing the Reorganization that the Target Portfolio and the Acquiring Portfolio receive an opinion from Reed Smith LLP, special counsel to each Portfolio, dated as of the Closing Date, regarding the characterization of the Reorganization as a “reorganization” within the meaning of Section 368(a)(1) of the Code. As such a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows: to the effect that on the basis of existing provisions of the Code, the Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for U.S. federal income tax purposes, except as noted below:

•	the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Portfolio and the Acquiring Portfolio will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•	under Section 361 of the Code, no gain or loss will be recognized by the Target Portfolio upon the transfer of its assets to the Acquiring Portfolio in exchange for Acquiring Portfolio shares, or upon the distribution of Acquiring Portfolio shares by the Target Portfolio to its shareholders in liquidation;

•	under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Portfolio upon receipt of the assets transferred to the Acquiring Portfolio in exchange for Acquiring Portfolio shares;

•	under Section 362(b) of the Code, the Acquiring Portfolio’s tax basis in each asset that the Acquiring Portfolio receives from the Target Portfolio will be the same as the Target Portfolio’s tax basis in such asset immediately prior to such exchange;

•	under Section 1223(2) of the Code, the Acquiring Portfolio’s holding periods in each asset will include the Target Portfolio’s holding periods in such asset;

•	under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Target Portfolio on the distribution of Acquiring Portfolio shares to them in exchange for their shares of the Target Portfolio;

•	under Section 358 of the Code, the aggregate tax basis of the Acquiring Portfolio shares that the Target Portfolio’s shareholders receive in exchange for their Target Portfolio shares will be the same as the aggregate tax basis of the Target Portfolio shares exchanged therefor;

•	under Section 1223(1) of the Code, a Target Portfolio shareholder’s holding period for the Acquiring Portfolio shares received in the Reorganization will be determined by including the holding period for the Target Portfolio shares exchanged therefor, provided that the shareholder held the Target Portfolio shares as a capital asset on the date of the exchange; and

•	under Section 381 of the Code, the Acquiring Portfolio will succeed to and take into account the items of the Target Portfolio described in Section 381(c) of the Code, subject to the conditions and limitations specified in Section 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder.

The opinion will be based on certain factual certifications made by the officers of the Target Portfolio and the Acquiring Portfolio, and will also be based on customary assumptions such as the assumption that the Reorganization will be consummated in accordance with the Reorganization Agreement. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the IRS or a court would agree with the opinion.

The Acquiring Portfolio intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code which are the same rules currently applicable to the Target Portfolio. In connection with the Reorganization, on or before the Closing Date, the Target Portfolio will declare to its shareholders a dividend which, together with all of its previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt interest income and net capital gains through the Closing Date.

A regulated investment company is permitted to carryforward net capital losses; however, net capital losses incurred in taxable years beginning on or before December 22, 2010 can be carried forward for eight taxable years only. Additionally capital losses incurred in taxable years beginning on or before December 22, 2010 cannot be utilized to offset capital gains until all net capital losses arising in tax years beginning after December 22, 2010 have been utilized. As a result, some net capital loss carryforwards incurred on or before December 22, 2010 may expire unused.

Immediately prior to the Reorganization, the Target Portfolio is not expected to have any unutilized capital loss carryforwards. The final amount of unutilized capital loss carryforwards for the Target Portfolio is subject to change and will not be determined until the Closing Date. As of April 9, 2015, the capital loss carryforward of the Target Portfolio and the Acquiring Portfolio was $4,283,626 and $0, respectively.

Generally, the Acquiring Portfolio will succeed to the capital loss carryforwards of the Target Portfolio, subject to the limitations described below. If the Target Portfolio has capital loss carryforwards, such capital losses would, in the absence of the Reorganization, generally be available to offset Target Portfolio capital gains, thereby reducing the amount of capital gain net income that must be distributed to the Target Portfolio shareholders.

Under Sections 382 and 383 of the Code, an “equity structure shift” arising as a result of a reorganization under Section 368(a)(1) of the Code can result in limitations on the post-reorganization Portfolio’s use of capital loss carryforwards of the participating Portfolios. An “equity structure shift” can trigger limitations on capital loss carryforwards where there is a more than 50% change in the ownership of a Portfolio.

Because the Reorganization is not expected to result in a more than 50% change in ownership of the Target Portfolio or the Acquiring Portfolio, it is anticipated that the capital loss carryforwards of the Target Portfolio will not be subject to an annual limitation and none of the Target Portfolio’s capital loss carryforward is expected to expire unutilized as a result of the Reorganization.

This summary of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

It is not expected that the Reorganization will be a taxable event for any contractholder.

Expenses of the Reorganization

All expenses of the Reorganization will be paid by the Adviser or an affiliate and will not be borne by shareholders of the Target Portfolio.

Reorganization expenses include, but are not limited to: all costs related to the preparation and distribution of materials distributed to the Board; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with each Reorganization; the costs of printing and distributing this Prospectus/Proxy Statement; legal fees incurred preparing materials for the Boards attending the Board meetings and preparing the Board minutes; auditing fees associated with the Target Portfolio’s financial statements; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Management of the Portfolios estimates the total cost of the Reorganization to be approximately $106,000. If the Reorganization is not approved by contractholders, the Adviser will still bear the costs of the proposed Reorganization.

Any brokerage charges associated with the purchase or disposition of portfolio investments by the Target Portfolio prior to the Reorganization will be borne by the Target Portfolio. Any brokerage charges associated with the purchase or disposition of portfolio investments by the Acquiring Portfolio after the Reorganization will be borne by the Acquiring Portfolio. However, the Adviser has agreed to provide a reimbursement of investment advisory fees to the Acquiring Fund in the amount of $27,500, which is the estimated brokerage costs that will be incurred by the Acquiring Fund and Target Fund as a result of the Reorganization. Such reimbursement will be accrued during the month following the closing of the Reorganization.

Contractholder Approval

The Board has unanimously approved the Reorganization, subject to shareholder approval. Approval of the Reorganization requires the affirmative vote of a “Majority of the Outstanding Voting Securities” of the Target Portfolio, which is, under the 1940 Act, the lesser of (1) 67% or more of the shares of the Target Portfolio present at the Meeting if the holders of more than 50% of the outstanding shares of the Target Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Target Portfolio.

Board Recommendation

The Board recommends voting “FOR” the proposed Reorganization.

SHAREHOLDER AND CONTRACTHOLDER INFORMATION

At the close of business on the Record Date, the Acquiring Portfolio had outstanding      shares. As of the Record Date, the directors and officers of the Acquiring Portfolio as a group owned less than 1% of the shares of the Acquiring Portfolio. As of the Record Date, no person was known by the Acquiring Portfolio to own beneficially or of record as much as 5% of the Acquiring Portfolio shares except as follows:

Name	Shares Outstanding	Approximate Percentage of Ownership
%
%
%

At the close of business on the Record Date, the Target Portfolio had outstanding      shares. As of the Record Date, the directors and officers of the Target Portfolio as a group owned less than 1% of the shares of the Target Portfolio. As of the Record Date, no person was known by the Target Portfolio to own beneficially or of record as much as 5% of the shares of the Target Portfolio except as follows:

Name	Shares Outstanding	Approximate Percentage of Ownership
%
%

Annual Meeting of Contractholders

There will be no annual or further special meetings of contractholders of the Fund unless required by applicable law or called by the Board in its discretion. Contractholders wishing to submit proposals for inclusion in a proxy statement for a subsequent contractholder meeting should send their written proposals to the Secretary of the Fund, 625 Fourth Avenue South, Minneapolis, Minnesota 55415. Contractholder proposals should be received in a reasonable time before the solicitation is made.

VOTING INFORMATION AND REQUIREMENTS

General

Approval of the Reorganization requires the affirmative vote of a “Majority of the Outstanding Voting Securities” of the Target Portfolio, which is, under the 1940 Act, the lesser of (1) 67% or more of the shares of the Target Portfolio present at the Meeting if the holders of more than 50% of the outstanding shares of the Target Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Target Portfolio.

Record Date

The Board has fixed the close of business on June 16, 2015 as the Record Date for the determination of contractholders entitled to notice of, and to vote at, the Meeting. Target Portfolio shareholders on the Record Date are entitled to one vote for each share held, with no shares having cumulative voting rights.

Quorum

A majority of the shares of the Target Portfolio entitled to vote at the Meeting represented in person or by proxy constitutes a quorum. Thrivent Financial and its affiliates together are the record owners of a majority of the shares of the Target Portfolio. Thrivent Financial’s representation at the Meeting will therefore assure the presence of a quorum.

Proxies

Target Portfolio contractholders may vote in any one of four ways: (i) via the Internet, (ii) by telephone, (iii) by mail, by returning the proxy card, or (iv) in person at the Meeting. Instructions for Internet and telephone voting are included with the enclosed proxy materials. Contractholders who deliver voting instructions by methods (i), (ii) or (iii) may revoke them at any time prior to the Meeting by delivering a written notice of revocation, by executing another proxy card bearing a later date or by attending the Meeting and giving voting instructions in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match voting proxy cards with contractholders’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date. The Target Portfolio employs procedures for Internet and telephone voting, such as requiring the control number from the proxy card in order to vote by either of these methods, which it considers to be reasonable to confirm that the instructions received are genuine. If reasonable procedures are employed, the Target Portfolio will not be liable for following Internet or telephone votes which it believes to be genuine.

Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be deemed present for quorum purposes. Abstentions and broker non-votes have the same effect as votes “AGAINST” the Reorganization.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the approval of the proposed Reorganization.

Solicitation of Proxies

Solicitation of proxies is being made primarily by the mailing of this Notice and Prospectus/Proxy Statement with its enclosures on or about July 1, 2015. Contractholders of the Target Portfolio whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile or oral communication. The Target Portfolio may retain Computershare Fund Services (“Computershare”), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. We do not anticipate any expense for additional telephone solicitation by Computershare. The proxy solicitation expenses, if any, are an expense of the Reorganization and will be allocated as described above.

Other Matters to Come Before the Meeting

The Board knows of no business other than that described in the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment.

In the event that a quorum is present at the Meeting but sufficient votes to approve the proposed Reorganization are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies on the proposed Reorganization, provided that the Board determines that such an adjournment and additional solicitation is reasonable and in the interest of contractholders based on a consideration of all relevant factors, including the nature of the particular proposals, the percentage of votes then cast, the percentage of negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Meeting to be adjourned.

If you cannot be present in person, you are requested to fill in, sign and return the enclosed proxy card, for which, no postage is required if mailed in the United States, or record your voting instructions by telephone or via the Internet promptly.

Michael W. Kremenak
Secretary
Thrivent Series Fund, Inc.

Questions & Answers

For Contractholders of Thrivent Partner Technology Portfolio

Although we recommend that you read the complete Prospectus/Proxy Statement, we have provided the following questions and answers to clarify and summarize the issues to be voted on.

Q: Why is a contractholder meeting being held?

A: A special meeting of contractholders (the “Meeting”) of Thrivent Partner Technology Portfolio (the “Target Portfolio”) is being held to seek contractholder approval of a reorganization (the “Reorganization”) of the Target Portfolio into Thrivent Large Cap Growth Portfolio (the “Acquiring Portfolio”). Please refer to the Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the Acquiring Portfolio.

Q: Why is the Reorganization being recommended?

A: After careful consideration, the Board of Directors (the “Board”) of Thrivent Series Fund, Inc. (the “Fund”) has determined that the Reorganization is in the best interests of the contractholders of the Target Portfolio and recommends that you cast your vote “FOR” the proposed Reorganization. The investment objectives of the Target Portfolio and the Acquiring Portfolio are substantially similar, and each of the Portfolios is a diversified series of the Fund, an open-end investment company registered under the Investment Company Act of 1940. Thrivent Financial for Lutherans (“Thrivent Financial”) is the investment adviser for the Target Portfolio and the Acquiring Portfolio.

The Board believes that the Reorganization would be in the best interests of the contractholders of the Target Portfolio because: (i) contractholders will become contractholders of a larger combined portfolio with greater potential to increase asset size and achieve economies of scale; (ii) the Acquiring Portfolio invests in a diversified portfolio of large cap growth equities and Thrivent Financial believes it is the most similar of its current offerings to the investment objective and policies of the Target Portfolio; (iii) the Acquiring Portfolio has achieved stronger performance over the one-, three-, five-, and ten-year periods ended December 31, 2014; and (iv) the Target Portfolio contractholders will experience a lower expense ratio in the Acquiring Portfolio.

Q: Who can vote?

A: Owners of the variable contracts funded by the Target Portfolio and shareholders of the Target Portfolio (e.g., mutual funds affiliated with Thrivent Financial that invest in the Target Portfolio) are entitled to vote. Thrivent Financial and Thrivent Life Insurance Company (“Thrivent Life”), the sponsors of your variable contracts, will cast your votes according to your voting instructions. If no timely voting instructions are received, any shares of the Target Portfolio attributable to a variable contract will be voted by Thrivent Financial or Thrivent Life in proportion to the voting instructions received for all variable contracts participating in the proxy solicitation. If a voting instruction form is returned with no voting instructions, the shares of the Target Portfolio to which the form relates will be voted FOR the Reorganization.

Any shares of the Target Portfolio held by Thrivent Financial, Thrivent Life or any of their affiliates (e.g., a Thrivent-sponsored mutual fund) for their own account will also be voted in proportion to the voting instructions received for all variable contracts participating in the proxy solicitation.

Q: How will the Reorganization affect me?

A: Assuming contractholders approve the proposed Reorganization, the assets of the Target Portfolio will be combined with those of the Acquiring Portfolio. The shares of the Target Portfolio that fund your benefits under variable contracts automatically would be exchanged for an equal dollar value of shares of the Acquiring Portfolio. The Reorganization would affect only the investments underlying variable contracts and would not otherwise affect variable contracts. Following the Reorganization, the Target Portfolio will dissolve.

Q: Will I have to pay any commission or other similar fee as a result of the Reorganization?

A: No. You will not pay any commissions or other similar fees as a result of the Reorganization.

Q: Will the total annual operating expenses that my portfolio investment bears increase as a result of the Reorganization?

A: No, they are likely to decrease, and the investment management fee, which comprises a portion of the annual operating expenses, will decrease. For more information about how fund expenses may change as a result of the Reorganization, please see the comparative and pro forma table and related disclosures in the COMPARISON OF THE PORTFOLIOS—Expenses section of the Prospectus/Proxy Statement.

Q: Will I have to pay any U.S. federal income taxes as a result of the Reorganization?

A: The Reorganization is expected to be tax-free for federal income tax purposes. The Target Portfolio will seek an opinion of counsel to this effect. Generally, neither shareholders nor contractholders will incur capital gains or losses on the exchange of Target Portfolio shares for Acquiring Portfolio shares as a result of the Reorganization. The cost basis on each investment will also remain the same. If you choose to make a total or partial surrender of your contract, you may be subject to taxes and other charges under your contract.

Q: Can I surrender or exchange my interests in the Target Portfolio for a different subaccount option of the Fund or surrender my contract before the Reorganization takes place?

A: Yes, but please refer to the most recent prospectus of your variable contract as certain charges and/or restrictions may apply to such exchanges and surrenders.

Q: If contractholders of the Target Portfolio do not approve the Reorganization, what will happen to the Target Portfolio?

A: Thrivent Financial will reassess what changes it would like to make to a Target Portfolio, including a possible repurposing of the Target Portfolio’s principal investment strategies or recommending a liquidation of the Target Portfolio to the Board. It may ultimately decide to make no changes.

Q: Who pays the costs of the Reorganization?

A: The expenses of the Reorganization, including the costs of the Meeting, will be paid by Thrivent Financial and will not be borne by shareholders of the Target Portfolio.

Q: How can I vote?

A: Contractholders are invited to attend the Meeting and to vote in person. You may also vote by executing a proxy using one of three methods:

•	By Internet: Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•	By Telephone: Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•	By Mail: If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Contractholders who execute proxies by Internet, telephone or mail may revoke them at any time prior to the Meeting by filing with the Target Portfolio a written notice of revocation, by executing another proxy bearing a later date, by voting later by Internet or telephone or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

Q: When should I vote?

A: Every vote is important and the Board encourages you to record your vote as soon as possible. Voting your proxy now will ensure that the necessary number of votes is obtained, without the time and expense required for additional proxy solicitation.

Q: Who should I call if I have questions about the proposal in the Prospectus/Proxy Statement?

A: Call 1-866-865-3843 with your questions.

Q: How can I get more information about the Target and Acquiring Portfolios or my variable contract?

A: You may obtain (1) a prospectus, statement of additional information or annual/semiannual report for the Portfolios, (2) a prospectus or statement of additional information for your variable contract or (3) the statement of additional information regarding the Reorganization (request the “Reorganization SAI”) by:

•	Telephone: 1-800-THRIVENT (1-800-847-4836) and say “Variable Annuity” or “Variable Universal Life”

•	Mail: Thrivent Series Fund, Inc., 4321 North Ballard Road, Appleton, WI 54919

•	Internet:

•	For a copy of a prospectus, a statement of additional information, or a shareholder report: www.thrivent.com

•	For a copy of this Prospectus/Proxy Statement or the Reorganization SAI: www.proxy-direct.com/thr-26705

Thrivent Partner Technology Portfolio

a series of

THRIVENT SERIES FUND, INC.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(800) 847-4836

www.thrivent.com

NOTICE OF SPECIAL MEETING

OF CONTRACTHOLDERS

To be Held on August 14, 2015

NOTICE IS HEREBY GIVEN THAT a special meeting of contractholders (the “Meeting”) of Thrivent Partner Technology Portfolio (the “Target Portfolio”), a series of Thrivent Series Fund, Inc. (the “Fund”), will be held at the offices of Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, Minnesota 55415 on August 14, 2015 at 9:30 a.m. Central time for the following purposes:

1.	To approve an Agreement and Plan of Reorganization pursuant to which the Target Portfolio would (i) transfer all of its assets to Thrivent Large Cap Growth Portfolio (the “Acquiring Portfolio”), a series of the Fund, in exchange for Shares of the Acquiring Portfolio, (ii) distribute such Shares of the Acquiring Portfolio to contractholders of the Target Portfolio, and (iii) dissolve.

2.	To transact such other business as may properly be presented at the Meeting or any adjournment thereof.

The Board of Directors of the Fund (the “Board”) has fixed the close of business on June 16, 2015 as the record date for the determination of contractholders entitled to notice of, and to vote at, the Meeting and all adjournments thereof.

Contractholders are invited to attend the meeting and vote in person. You may also vote by executing a proxy using one of three methods:

•	By Internet—Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•	By Telephone—Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•	By Mail—If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Contractholders who execute proxies by Internet, telephone, or mail may revoke them at any time prior to the Meeting by filing with the Target Portfolio a written notice of revocation, by executing another proxy bearing a later date, or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

The Board recommends that you cast your vote FOR the proposed Reorganization as described in the Prospectus/Proxy Statement.

YOUR VOTE IS IMPORTANT

Please return your proxy card or record your voting instructions by telephone or via the Internet promptly no matter how many shares you own. In order to avoid the additional expense of further solicitation, we ask that you mail your proxy card or record your voting instructions by telephone or via the Internet promptly regardless of whether you plan to be present in person at the Meeting.

Date:             , 2015

Michael W. Kremenak

Secretary

Thrivent Series Fund, Inc.

COMBINED PROSPECTUS/PROXY STATEMENT

THRIVENT PARTNER TECHNOLOGY PORTFOLIO

a series of

THRIVENT SERIES FUND, INC.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(800) 847-4836

            , 2015

This Prospectus/Proxy Statement is furnished to you as a contractholder of Thrivent Partner Technology Portfolio (the “Target Portfolio”), a series of Thrivent Series Fund, Inc. (the “Fund”). A special meeting of shareholders of the Target Portfolio will be held on August 14, 2015 (the “Meeting”) to consider the items that are described below and discussed in greater detail elsewhere in this Prospectus/Proxy Statement. The Board of Directors of the Fund (the “Board”) requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet regardless of whether you plan to be present at the Meeting in order to avoid the additional expense of further solicitation.

The Acquiring Portfolio and the Target Portfolio are sometimes referred to herein individually as a “Portfolio” or collectively as the “Portfolios.” Each of the Acquiring Portfolio and the Target Portfolio is organized as a diversified series of the Fund, an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The reorganization proposed for the Target Portfolio (the “Reorganization”) is not contingent upon the approval or completion of any other reorganization or merger.

This Prospectus/Proxy Statement sets forth concisely the information shareholders of the Target Portfolio ought to know before voting on the Reorganization. Please read it carefully and retain it for future reference.

The following documents, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated herein by reference:

•	The Thrivent Series Fund, Inc. Prospectus, dated April 30, 2015 and as supplemented through the date hereof (the “Fund Prospectus”).

•	A Statement of Additional Information, dated , 2015, relating to this Combined Prospectus/Proxy Statement (the “Reorganization SAI”);

•	The Thrivent Series Fund, Inc. Statement of Additional Information, dated April 30, 2015 and as supplemented through the date hereof (the “Fund SAI”).

Copies of the foregoing may be obtained without charge by calling or writing the Portfolio as set forth below. If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.”

In addition, each Portfolio will furnish, without charge, a copy of its most recent annual report and subsequent semi-annual report, if any, to a contractholder upon request.

Copies of each Portfolio’s most recent prospectus, statement of additional information, annual report and semi-annual report can be obtained at www.thrivent.com. Requests for documents can also be made by calling (800) 847-4836 or writing Thrivent Series Fund, Inc., 4321 North Ballard Road, Appleton, WI 54919.

The Portfolios file reports and other information with the SEC. Information filed by the Portfolios with the SEC can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-1520.

The Board knows of no business other than that discussed above that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

No person has been authorized to give any information or make any representation not contained in this Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the Securities and Exchange Commission nor any state regulator has approved or disapproved of these shares or passed upon the adequacy of this Prospectus/Proxy Statement. A representation to the contrary is a crime.

The date of this Prospectus/Proxy Statement is             , 2015. The Prospectus/Proxy Statement will be sent to contractholders on or around July 1, 2015.

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained in this Prospectus/Proxy Statement. Contractholders should read the entire Prospectus/Proxy Statement carefully.

The Reorganization

The Board, including the directors who are not “interested persons” (as defined in the 1940 Act) of each Portfolio, has unanimously approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) on behalf of each Portfolio, subject to Target Portfolio contractholder approval. The Reorganization Agreement provides for:

•	the transfer of all of the assets of the Target Portfolio to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio;

•	the distribution by the Target Portfolio of such Acquiring Portfolio shares to Target Portfolio shareholders; and

•	the dissolution of the Target Portfolio.

When the Reorganization is complete, Target Portfolio shareholders will hold Acquiring Portfolio shares. The aggregate value of the Acquiring Portfolio shares a Target Portfolio shareholder will receive in the Reorganization will equal the aggregate value of the Target Portfolio shares owned by such shareholder immediately prior to the Reorganization. After the Reorganization, the Acquiring Portfolio will continue to operate with the investment objective and investment policies set forth in this Prospectus/Proxy Statement. The Reorganization will not affect your variable contract.

As discussed in more detail elsewhere in this Prospectus/Proxy Statement, the Board believes that the Reorganization would be in the best interests of the Target Portfolio’s contractholders because (i) contractholders will become contractholders of a larger combined fund with greater potential to increase asset size and achieve economies of scale; (ii) the Acquiring Portfolio invests in a diversified portfolio of large cap growth equities and Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”) believes it is the most similar of its current offerings to the investment objective and policies of the Target Portfolio; (iii) the Acquiring Portfolio has achieved stronger performance over the one-, three-, five-, and ten-year periods ended December 31, 2014 with performance differences of 0.54%, 1.72%, 0.10%, and 1.41%, respectively; and (iv) the Target Portfolio contractholders will experience a lower expense ratio in the merged Acquiring Portfolio.

In addition, the Board, when determining whether to approve the Reorganization, considered, among other things, the future growth prospects of each of the Target Portfolio and the Acquiring Portfolio, the fact that the Target Portfolio contractholders would not experience any diminution in contractholder services as a result of the Reorganization, and the fact that the Reorganization is expected to be a tax-free reorganization for federal income tax purposes.

Background and Reasons for the Reorganization

The investment objectives of the Target Portfolio and the Acquiring Portfolio are substantially similar. The investment objective of the Target Portfolio is to seek long-term growth of capital. The investment objective of the Acquiring Portfolio is to achieve long-term growth of capital.

Despite this similarity, there are significant differences between the two Portfolios’ principal investment strategies, which are described in more detail in the COMPARISON OF PORTFOLIOS—Investment Objective and Principal Strategies section of the Prospectus/Proxy Statement. Under normal circumstances, the Target Portfolio, through its subadviser Goldman Sachs Asset Management, L.P. (“GSAM”), invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of technology companies. Technology companies may include companies engaged in technology-oriented businesses in the following industries: information technology, telecommunications services, computer and electronics retail, internet retail, aerospace and defense, data processing services, electrical components and equipment and media. Under normal circumstances, the Acquiring Portfolio invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes)

in securities of large companies. The Target Portfolio invests primarily in common stocks and may invest in foreign securities, including those in emerging markets. In the case of the Acquiring Portfolio, the Adviser focuses mainly on the securities of large companies which have market capitalizations similar to those included in widely known indices such as the Russell 1000® Growth Index, S&P 500/Citigroup Growth Index, or large company market capitalization classifications published by Lipper, Inc.

In determining whether to recommend approval of the Reorganization Agreement to Target Portfolio contractholders, the Board considered a number of factors, including, but not limited to: (i) the expenses and advisory fees applicable to the Portfolios before the proposed Reorganization and the estimated expense ratios of the combined portfolio after the proposed Reorganization; (ii) the comparative investment performance of the Portfolios; (iii) the future growth prospects of each Portfolio; (iv) the terms and conditions of the Reorganization Agreement; (v) whether the Reorganization would result in the dilution of contractholder interests; (vi) the compatibility of the Portfolios’ investment objectives, policies, risks and restrictions; (vii) the anticipated tax consequences of the proposed Reorganization; (viii) the compatibility of the Portfolios’ service features available to contractholders, including exchange privileges; and (ix) the estimated costs of the Reorganization. The Board concluded that these factors supported a determination to approve the Reorganization Agreement.

The Board has determined that the Reorganization is in the best interests of the Target Portfolio and that the interests of the Target Portfolio’s contractholders will not be diluted as a result of the Reorganization. In addition, the Board has determined that the Reorganization is in the best interests of the Acquiring Portfolio and that the interests of the Acquiring Portfolio contractholders will not be diluted as a result of the Reorganization.

The Board is asking contractholders of the Target Portfolio to approve the Reorganization at the Meeting to be held on August 14, 2015. If contractholders of the Target Portfolio approve the proposed Reorganization, it is expected that the closing date of the transaction (the “Closing Date”) will be after the close of business on or about August 21, 2015, but it may be at a different time as described herein. If contractholders of the Target Portfolio do not approve the proposed Reorganization, the Board will consider alternatives, including repurposing the Target Portfolio’s principal strategies.

The Board recommends that you vote “FOR” the Reorganization.

COMPARISON OF THE PORTFOLIOS

Investment Objective and Principal Strategies

Investment Objective. The Target Portfolio and the Acquiring Portfolio have substantially similar investment objectives. The investment objective of the Target Portfolio is to seek long-term growth of capital. The investment objective of the Acquiring Portfolio is to achieve long-term growth of capital.

Principal Strategies. Under normal circumstances, the Target Portfolio invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of technology companies. Technology companies may include companies engaged in technology-oriented businesses in the following industries: information technology, telecommunications services, computer and electronics retail, internet retail, aerospace and defense, data processing services, electrical components and equipment and media. Under normal circumstances, the Acquiring Portfolio invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of large companies. The Adviser focuses mainly on the securities of large companies which have market capitalizations similar to those included in widely known indices such as the Russell 1000® Growth Index, S&P 500/Citigroup Growth Index, or large company market capitalization classifications published by Lipper, Inc. Each Portfolio has a different investment strategy, as set forth below.

Target Portfolio Principal Investment Strategies.

In the case of the Target Portfolio, the Adviser invests primarily in common stocks and may invest in foreign securities, including those in emerging markets. Securities may be purchased without regard to market capitalization, and the Target Portfolio will likely have exposure to the securities of small and medium sized companies. In addition, the Target Portfolio may invest in a relatively few number of issuers; therefore, the Target Portfolio may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be more susceptible to greater losses because of these developments. Should the Adviser determine that the Target Portfolio would benefit from reducing the percentage of its assets invested in securities of technology companies from 80% to a lesser amount, it will notify shareholders at least 60 days prior to such a change.

When selecting potential investments, GSAM employs fundamental investment research techniques to identify issuers that meet particular investment criteria, which include the following: strong brand name, dominant market share, recurring revenue streams, free cash flow generation, long product life cycles, enduring competitive advantages and excellent management. GSAM will typically sell a position if an issuer’s long-term fundamentals deteriorate, if the security reaches full valuation, if the issuer pursues a strategy that, in GSAM’s view, does not maximize shareholder value, or if the position grows beyond a weight with which GSAM is comfortable from a risk management standpoint.

Acquiring Portfolio Principal Investment Strategies.

In the case of the Acquiring Portfolio, the Adviser focuses mainly on the securities of large companies which have market capitalizations similar to those included in widely known indices such as the Russell 1000® Growth Index, S&P 500/Citigroup Growth Index, or large company market capitalization classifications published by Lipper, Inc. Should the Adviser determine that the Acquiring Portfolio would benefit from reducing the percentage of its assets invested in securities of large cap companies from 80% to a lesser amount, it will notify shareholders at least 60 days prior to the change.

The Acquiring Portfolio seeks to achieve its investment objective by investing in common stocks. Investing in convertible securities is not a principal strategy of the Acquiring Portfolio. The Adviser uses fundamental, quantitative, and technical investment research techniques and focuses on stocks of companies that it believes have demonstrated and will sustain above-average earnings growth over time, or which are expected to develop rapid sales and earnings growth in the future when compared to the economy and stock market as a whole. The Acquiring Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or reposition assets into more promising opportunities.

Portfolio Holdings. A description of the Portfolios’ policies and procedures with respect to the disclosure of the Portfolios’ portfolio securities is available on the Portfolios’ website.

Principal Risks

The Portfolios are subject to different risks a technology sector fund and a large cap growth stock fund. The Acquiring Portfolio is subject to Large Cap Risk. The Target Portfolio is subject to Technology Oriented Companies Risk, Internet Risk, Small and Mid Cap Risk, and Liquidity Risk. Both Portfolios are subject to Market Risk, Issuer Risk, Foreign Securities Risk, and Investment Adviser Risk. Both Portfolios are also subject to Volatility Risk, though each may be subject to different types of volatility risk. These risks are described below.

Principal risks to which both Portfolios are subject

Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.

Issuer Risk. Issuer risk is the possibility that factors specific to a company to which the Portfolio’s portfolio is exposed will affect the market prices of the company’s securities and therefore the value of the Portfolio. Some factors affecting the performance of a company include demand for the company’s products or services, the quality of management of the company and brand recognition and loyalty. Common stock of a company is subordinate to other securities issued by the company. If a company becomes insolvent, interests of investors owning common stock will be subordinated to the interests of other investors in, and general creditors of, the company.

Foreign Securities Risk. To the extent the Portfolio’s portfolio is exposed to foreign securities, it is subject to various risks associated with such securities. Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. Foreign securities also may be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities. All of these risks may be heightened for securities of issuers located in, or with significant operations in, emerging markets countries.

Investment Adviser Risk. The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the adviser(s) in assessing the potential of the investments in which the Portfolio invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.

Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment.

Additional principal risks to which only the Target Portfolio is subject

Technology-Oriented Companies Risk. Common stocks of companies that rely extensively on technology, science or communications in their product development or operations may be more volatile than the overall stock market and may or may not move in tandem with the overall stock market. Technology, science and communications are rapidly changing fields, and stocks of these companies, especially of smaller or unseasoned companies, may be subject to more abrupt or erratic market movements than the stock market in general. There are significant competitive pressures among technology-oriented companies and the products or operations of such companies may become obsolete quickly. In addition, these companies may have limited product lines, markets or financial resources and the management of such companies may be more dependent upon one or a few key people.

Internet Risk. Stock prices of Internet and Internet-related companies and therefore the value of the Target Portfolio will experience significant price movements as a result of intense market volatility, worldwide competition, consumer preferences, product compatibility, product obsolescence, government regulation, excessive investor optimism or pessimism, or other factors.

Small and Mid Cap Risk. Small- and medium-sized companies often have greater price volatility, lower trading volumes, and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. In addition, small cap companies seldom pay significant dividends that could cushion returns in a falling market.

Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Certain securities (e.g., small-cap stocks and foreign securities) often have a less liquid resale market. As a result, the Target Portfolio may have difficulty selling or disposing of securities quickly in certain markets or may only be able to sell the holdings at prices substantially less than what the Target Portfolio believes they are worth.

Additional principal risks to which only the Acquiring Portfolio is subject

Volatility Risk. Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projection of future earnings or revenues and, if a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.

Large Cap Risk. Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Management of the Portfolios

The Board. The Board is responsible for the overall supervision of the operations of each Portfolio and performs the various duties imposed on the directors of investment companies by the 1940 Act and under applicable state law.

The Adviser. Thrivent Financial is the investment adviser for each Portfolio. Thrivent Financial and its investment advisory affiliate, Thrivent Asset Management, LLC, have been in the investment advisory business since 1986 and managed approximately $96 billion in assets as of December 31, 2014, including approximately $41 billion in mutual fund assets. These advisory entities are located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

The Adviser and the Fund received an exemptive order from the SEC that permits the Adviser and the Portfolios, with the approval of the Board, to retain one or more subadvisers for the Portfolios, or subsequently change a subadviser, without submitting the respective investment subadvisory agreements, or material amendments to those agreements, to a vote of the contractholders of the applicable Portfolio. The Adviser will notify contractholders of a Portfolio if there is a new subadviser for that Portfolio.

The Portfolios’ annual report to contractholders discusses the basis for the Board approving the investment advisory agreement during the period covered by the report.

Portfolio Management. Thrivent Financial has engaged Goldman Sachs Asset Management, L.P. (“GSAM”) to subadvise the Target Portfolio. GSAM uses its Growth Investment Team (the “Team”) to manage the Target Portfolio. Steven Barry, Michael DeSantis, CFA, Jonathan A. Neitzell and Lawrence Tankel are portfolio managers of the Target Portfolio. Mr. Barry is a Managing Director, Chief Investment Officer of Growth Equity, Chief Investment Officer of Fundamental Equity; and he has been with GSAM since 1999 and has been a portfolio manager of the Target Portfolio since 2009. Mr. DeSantis, CFA is a Vice President and Portfolio Manager. He has been with GSAM since 2011and has been a portfolio manager of the Target Portfolio since 2014. Prior to joining the Team, he worked in Investment Banking at J.P. Morgan. Mr. Neitzell is a Vice President and Portfolio Manager. He has been with GSAM since 2013 and has been a portfolio manager of this Portfolio since 2014. Mr. Neitzell joined the Team from Wells Capital Management, where he served as a senior investment analyst. Mr. Tankel is a Vice President and Portfolio Manager. He has been with GSAM since 2013 and has been a portfolio manager of this Portfolio since 2014. Prior to joining the Team Mr. Tankel worked for Merrill Lynch for 11 years.

David C. Francis, CFA has served as portfolio manager of the Acquiring Portfolio since 2011. Darren M. Bagwell, CFA has served as a portfolio manager of the Fund since 2014. Mr. Francis is Vice President of Investment Equities and has been with Thrivent Financial since 2001. Mr. Bagwell has been with Thrivent Financial since 2002 in an investment management capacity and currently is the firm’s Director of Equity Research.

The Fund SAI provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Portfolios.

Advisory and Other Fees

Advisory Fees. Each Portfolio pays an annual investment advisory fee to the Adviser. The advisory contract between the Adviser and the Fund provides for the following advisory fees for each class of shares of a Portfolio, expressed as an annual rate of average daily net assets:

Target Portfolio

0.750% of all average daily net assets

Acquiring Portfolio

0.400% of all average daily net assets

During the twelve-months ended December 31, 2014, the contractual advisory fees for the Target Portfolio were 0.75% of the Target Portfolio’s average daily net assets.

During the twelve-months ended December 31, 2014, the contractual advisory fees for the Acquiring Portfolio were 0.40% of the Acquiring Portfolio’s average daily net assets.

For a complete description of each Portfolio’s advisory services, see the section of the Fund Prospectus entitled “Management” and the section of the Fund SAI entitled “Investment Adviser, Investment Subadvisers, and Portfolio Managers.”

Expenses

The table below sets forth the fees and expenses that investors may pay to buy and hold shares of each of the Target Portfolio and the Acquiring Portfolio, including (i) the fees and expenses paid by the Target Portfolio for the twelve-month period ended December 31, 2014, (ii) the fees and expenses paid by the Acquiring Portfolio for the twelve-month period ended December 31, 2014, (iii) pro forma fees and expenses for the Acquiring Portfolio for the twelve-month period ended December 31, 2014, assuming the Reorganization had been completed as of the beginning of such period, and (iv) pro forma fees and expenses for the Acquiring Portfolio for the twelve-month period ended December 31, 2014, assuming that the Target Portfolio merged into the Acquiring Portfolio as of the beginning of such period. If you own a variable annuity contract or a variable life insurance contract, you will have additional expenses, including mortality and expense risk charges. These additional contract-level expenses are not reflected in the table below.

Shareholder Fees for Target and Acquiring Portfolios - Actual and Pro Forma

(fees directly paid from your investment)

Maximum Sales Charge (Load)	N/A
Maximum Deferred Sales Charge (Load)	N/A

	Actual		Pro Forma
Annual Fund Operating Expenses As a Percentage of Average Net Assets (expenses that you pay each year as a percentage of the value of your investment)	Target Portfolio	Acquiring Portfolio	Acquiring Portfolio (assuming merger with Target Portfolio)
Management Fees	0.75%	0.40%	0.40%
Other Expenses	0.27%	0.04%	0.04%
Total Annual Operating Expenses	1.02%	0.44%	0.44%
Less Expense Reimbursement	—	—	—
Net Annual Portfolio Operating Expenses	1.02%	0.44%	0.44%

Example

The following example, using the actual and pro forma operating expenses for the twelve-month period ended December 31, 2014, is intended to help you compare the costs of investing in the Acquiring Portfolio pro forma after the Reorganization with the costs of investing in each of the Target Portfolio and the Acquiring Portfolio without the Reorganization. The example assumes that you invest $10,000 in each Portfolio for the time period indicated and that you redeem all of your shares at the end of each period. The example also assumes that your investments have a 5% return each year and that each Portfolio’s operating expenses remain the same each year. Although your actual returns may be higher or lower, based on these assumptions your costs would be:

	Actual		Pro Forma
	Target Portfolio	Acquiring Portfolio	Acquiring Portfolio (assuming merger of the Target Portfolio)
Total operating expenses assuming redemption at the end of the period
One Year	$104	$45	$45
Three Years	$325	$141	$141
Five Years	$563	$246	$246
Ten Years	$1,248	$555	$555

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Operating

Expenses or in the Example, affect the Portfolios’ performance. During the fiscal year ended December 31, 2014, the Acquiring Portfolio’s and the Target Portfolio’s portfolio turnover rates were 43% and 31%, respectively, of the average value of their portfolios.

The Separate Accounts and the Retirement Plans

Shares in the Fund are currently sold, without sales charges, only to: (1) separate accounts of Thrivent Financial and Thrivent Life Insurance Company (“Thrivent Life”), a subsidiary of Thrivent Financial, which are used to fund benefits of variable life insurance and variable annuity contracts (each a “variable contract”) issued by Thrivent Financial and Thrivent Life; (2) other portfolios of the Fund; and (3) retirement plans sponsored by Thrivent Financial.

A Prospectus for the variable contract describes how the premiums and the assets relating to the variable contract may be allocated among one or more of the subaccounts that correspond to the portfolios of the Fund.

The Fund serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Thrivent Financial and Thrivent Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios at the same time. Although neither Thrivent Financial, Thrivent Life, nor the Fund currently foresees any such disadvantage, the Fund’s Board monitors events in order to identify any material conflicts between such policy owners and contract owners. Material conflict could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax law, (3) changes in the investment management of a portfolio, or (4) differences in voting instructions between those given by policy owners and those given by contract owners. Should it be necessary, the Board would determine what action if any, should be taken on response to any such conflicts.

As a result of differences in tax treatment and other considerations, a conflict could arise between the interests of the variable life insurance contract owners, variable annuity contract owners, and retirement plans with respect to their investments in the Fund. The Fund’s Board will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action if any, should be taken in response to any such conflicts.

Pricing of Portfolio Shares

The price of a Portfolio’s shares is based on the Portfolio’s net asset value (“NAV”). The Portfolios determine their NAV once daily at the close of trading on the New York Stock Exchange (“NYSE”), which is normally 4:00 p.m. Eastern Time. The Portfolios do not determine NAV on holidays observed by the NYSE or on any other day when the NYSE is closed. The NYSE is regularly closed on Saturdays and Sundays, New Year’s Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Portfolio determines its NAV by adding the value of Portfolio assets, subtracting the Portfolio’s liabilities, and dividing the result by the number of outstanding shares. To determine the NAV, the Portfolios generally value their securities at current market value using readily available market quotations. If market prices are not available or if the Adviser determines that they do not accurately reflect fair value for a security, the Board has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes a review of various factors set forth in the pricing policies adopted by the Board.

Because many foreign markets close before the U.S. markets, significant events may occur between the close of the foreign market and the close of the U.S. markets, when the Portfolio’s assets are valued, that could have a material impact on the valuation of foreign securities (i.e., available price quotations for these securities may not necessarily reflect the occurrence of the significant event). The Fund, subject to oversight by the Board of Directors, evaluates the impact of these significant events and adjusts the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets to the extent that the available price quotations do not, in the Adviser’s opinion, adequately reflect the occurrence of the significant events.

The separate accounts place an order to buy or sell shares of a respective Portfolio each business day. The amount of the order is based on the aggregate instructions from owners of the variable annuity contracts. Orders placed before the close of the NYSE on a given day by the separate accounts or the retirement plans result in share purchases and redemptions at the NAV calculated as of the close of the NYSE that day.

Please note that the Target Portfolio and the Acquiring Portfolio have identical valuation policies. As a result, there will be no material change to the value of the Target Portfolio’s assets because of the Reorganization.

Also, the Target Portfolio and the Acquiring Portfolio have identical policies with respect to frequent purchases and redemptions and standing allocation orders (for more information, please see Policy Regarding Frequent Purchases and Redemptions and Standing Allocation Order disclosures in the Acquiring Portfolio’s Prospectus - these disclosures are incorporated herein by reference). The Reorganization will not affect these policies.

Capitalization

The following table sets forth the capitalization of the Target Portfolio and the Acquiring Portfolio, as of December 31, 2014, and the pro forma capitalization of the Acquiring Portfolio as if the Reorganization occurred on that date. These numbers may differ as of the Closing Date.

	Actual		Pro Forma
	Target Portfolio	Acquiring Portfolio	Acquiring Portfolio (assuming merger of the Target Portfolio)
Net assets
Portfolio Net Assets	$56,674,165	$1,004,507,744	$1,061,181,909
Net asset value per share
Net asset value	$10.70	$28.08	$28.08
Shares outstanding
Portfolio Shares	5,297,632	35,770,992	37,789,188

The pro forma shares outstanding reflect the issuance by the Acquiring Portfolio of approximately 2,018,296 shares, reflecting the exchange of the assets of the Target Portfolio for newly issued shares of the Acquiring Portfolio at the pro forma net asset value per share. The aggregate value of the Acquiring Portfolio shares that a Target Portfolio contractholder receives in the Reorganization will equal the aggregate value of the Target Portfolio shares owned immediately prior to the Reorganization.

Annual Performance Information

The following chart shows the annual returns of the Target Portfolio and the Acquiring Portfolio for the past ten years. The bar charts include the effects of each Portfolio’s expenses, but not charges or deductions against your variable contract. If these charges and deductions were included, returns would be lower than those shown.

Thrivent Partner Technology Portfolio

Thrivent Large Cap Growth Portfolio

As a result of market activity, current performance may vary from the figures shown.

The Target Portfolio’s total return for the three-month period from January 1, 2015 to March 31, 2015 was 3.30%. The Acquiring Portfolio’s total return for the three-month period from January 1, 2015 to March 31, 2015 was 4.26%. During the past 10 years, the Target Portfolio’s highest quarterly return was 23.05% (for the quarter ended March 31, 2012) and its lowest quarterly return was -27.41% (for the quarter ended December 31, 2008). During the past 10 years, the Acquiring Portfolio’s highest quarterly return was 16.99% (for the quarter ended June 30, 2009) and its lowest quarterly return was -23.49% (for the quarter ended December 31, 2008).

Comparative Performance Information

As a basis for evaluating each Portfolio’s performance and risks, the following table shows how each Portfolio’s performance compares with broad-based market indices that the Adviser believes are appropriate benchmarks for such Portfolio. The Target Portfolio’s benchmark is the S&P North American Technology Sector Index, which represents U.S. securities in the technology sector and internet retail sub-industry. The Acquiring Portfolio’s benchmark is the Russell 1000® Growth Index, which measures the performance of large-cap growth stocks. Further, the table includes the effects of each Portfolio’s expenses, but not charges or deductions against your variable contract. If these charges and deductions were included, returns would be lower than those shown.

Average annual total returns are shown below for each Portfolio for the periods ended December 31, 2014 (the most recently completed calendar year prior to the date of this Prospectus/Proxy Statement). Remember that past performance of a Portfolio is not indicative of its future performance.

Average Annual Total Returns for the Period ended December 31, 2014

	Target Portfolio			Acquiring Portfolio
	Past 1 Year	Past 5 Years	Past 10 Years	Past 1 Year	Past 5 Years	Past 10 Years
Applicable Portfolio	10.45%	13.46%	6.11%	10.99%	13.56%	7.52%
S&P North American Technology Section Index (reflects no deductions for fees, expenses or taxes)	15.28%	14.83%	9.15%	—	—	—
Russell 1000® Growth Index (reflects no deductions for fees, expenses or taxes)	—	—	—	13.05%	15.81%	8.49%

Financial Highlights of the Acquiring Portfolios

		Income from Investment Operations			Less Distributions From						Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/ (Loss)	Expenses	Net Investment Income/ (Loss)	Portfolio Turnover Rate
Year Ended 12/31/2014	25.46	0.16	2.63	2.79	(0.17)	—	(0.17)	28.08	10.99%	1,004.5	0.44%	0.54%	0.44%	0.54%	43%
Year Ended 12/31/2013	18.81	0.15	6.64	6.79	(0.14)	—	(0.14)	25.46	36.14%	1,062.0	0.44%	0.66%	0.44%	0.66%	62%
Year Ended 12/31/2012	15.96	0.22	2.85	3.07	(0.22)	—	(0.22)	18.81	19.18%	859.9	0.45%	1.16%	0.45%	1.16%	87%
Year Ended 12/31/2011	16.98	0.10	(1.02)	(0.92)	(0.10)	—	(0.10)	15.96	(5.42)%	805.3	0.44%	0.55%	0.44%	0.55%	216%
Year Ended 12/31/2010	15.40	0.09	1.58	1.67	(0.09)	—	(0.09)	16.98	10.90%	983.3	0.45%	0.56%	0.45%	0.56%	231%

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of portfolio shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year

The financial highlights for the Target Portfolio are available in the Thrivent Series Fund, Inc. Prospectus, dated April 30, 2015 and as supplemented through the date hereof and are incorporated herein by reference.

Other Service Providers

Thrivent Financial, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, provides administrative personnel and services necessary to operate the Portfolios and receives an administration fee from the Portfolios. The custodian for the Portfolios is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP, 225 South Sixth Street, Suite 1400, Minneapolis, MN 55402, serves as the Fund’s independent registered public accounting firm.

Governing Law

The Fund is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and was organized as a Minnesota corporation on February 24, 1986. The Fund is made up of 36 separate series or “Portfolios.” Each Portfolio of the Fund, other than the Thrivent Aggressive Allocation Portfolio, the Thrivent Moderately Aggressive Allocation Portfolio, the Thrivent Moderate Allocation Portfolio, the Thrivent Moderately Conservative Allocation Portfolio, the Thrivent Partner Healthcare Portfolio, and the Thrivent Natural Resources Portfolio, is diversified. Each Portfolio is in effect a separate investment fund, and a separate class of capital stock of the Fund is issued with respect to each Portfolio.

The Fund’s organizational documents are filed as part of the Fund’s registration statement with the SEC, and shareholders may obtain copies of such documents as described on the first page of this Prospectus/Proxy Statement and in the Questions and Answers preceding this Prospectus/Proxy Statement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Portfolio through a broker-dealer or other financial intermediary, the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INFORMATION ABOUT THE REORGANIZATION

General

Under the Reorganization Agreement, the Target Portfolio will transfer all of its assets to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio. The Acquiring Portfolio shares issued to the Target Portfolio will have an aggregate value equal to the aggregate value of the Target Portfolio’s net assets immediately prior to the Reorganization. Upon receipt by the Target Portfolio of Acquiring Portfolio shares, the Target Portfolio will distribute such shares of the Acquiring Portfolio to Target Portfolio shareholders. Then, as soon as practicable after the Closing Date of the Reorganization, the Target Portfolio will dissolve under applicable state law.

The Target Portfolio will distribute the Acquiring Portfolio shares received by it pro rata to Target Portfolio shareholders of record in exchange for their interest in shares of the Target Portfolio. Accordingly, as a result of the Reorganization, each Target Portfolio shareholder would own Acquiring Portfolio shares that would have an aggregate value immediately after the Reorganization equal to the aggregate value of that shareholder’s Target Portfolio shares immediately prior to the Reorganization. The interests of each of the Target Portfolio’s shareholders will not be diluted as a result of the Reorganization. However, as a result of the Reorganization, a shareholder of the Target Portfolio or the Acquiring Portfolio will hold a reduced percentage of ownership in the larger combined portfolio than the shareholder did in either of the separate Portfolios.

No sales charge or fee of any kind will be assessed to Target Portfolio shareholders in connection with their receipt of Acquiring Portfolio shares in the Reorganization.

Approval of the Reorganization will constitute approval of amendments to any of the fundamental investment restrictions of the Target Portfolio that might otherwise be interpreted as impeding the Reorganization, but solely for the purpose of and to the extent necessary for consummation of the Reorganization.

Terms of the Reorganization Agreement

The following is a summary of the material terms of the Reorganization Agreement. This summary is qualified in its entirety by reference to the form of Reorganization Agreement, a form of which is attached as Appendix A to the Reorganization SAI.

Pursuant to the Reorganization Agreement, the Acquiring Portfolio will acquire all of the assets of the Target Portfolio on the Closing Date in exchange for shares of the Acquiring Portfolio. Subject to the Target Portfolio’s contractholders approving the Reorganization, the Closing Date shall occur on August 21, 2015 or such other date as determined by an officer of the Fund.

On the Closing Date, the Target Portfolio will transfer to the Acquiring Portfolio all of its assets. The Acquiring Portfolio will in turn transfer to the Target Portfolio a number of its shares equal in value to the value of the net assets of the Target Portfolio transferred to the Acquiring Portfolio as of the Closing Date, as determined in accordance with the valuation method described in the Acquiring Portfolio’s then current prospectus. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Target Portfolio will distribute on or before the Closing Date all or substantially all of its undistributed net investment income (including net capital gains) as of such date.

The Target Portfolio expects to distribute shares of the Acquiring Portfolio received by the Target Portfolio to contractholders of the Target Portfolio promptly after the Closing Date and then dissolve.

The Acquiring Portfolio and the Target Portfolio have made certain standard representations and warranties to each other regarding their capitalization, status and conduct of business. Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

•	the approval of the Reorganization by the Target Portfolio’s contractholders;

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

•	the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Reorganization Agreement;

•	the effectiveness under applicable law of the registration statement of the Acquiring Portfolio of which this Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto; and

•	the receipt of an opinion of counsel relating to the characterization of the Reorganization as a tax-free reorganization for federal income tax purposes (as further described herein under the heading “Material Federal Income Tax Consequences of the Reorganization”).

The Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the contractholders of the Target Portfolio, provided that no such amendment after such approval shall be made if it would have a material adverse effect on the interests of such Target Portfolio’s contractholders. The Reorganization Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to closing.

Reasons for the Proposed Reorganization

In determining whether to recommend approval of the Reorganization Agreement to Target Portfolio contractholders, the Board considered a number of factors, including, but not limited to: (i) the expenses and advisory fees applicable to the Portfolios before the proposed Reorganization and the estimated expense ratios of the combined portfolio after the proposed Reorganization; (ii) the comparative investment performance of the Portfolios; (iii) the future growth prospects of each Portfolio; (iv) the terms and conditions of the Reorganization Agreement; (v) whether the Reorganization would result in the dilution of contractholder interests; (vi) the compatibility of the Portfolios’ investment objectives, policies, risks and restrictions; (vii) the anticipated tax consequences of the proposed Reorganization; (viii) the compatibility of the Portfolios’ service features available to contractholders, including exchange privileges; and (ix) the estimated costs of the Reorganization. The Board concluded that these factors supported a determination to approve the Reorganization Agreement.

The Board believes that the Reorganization would be in the best interests of the Target Portfolio’s contractholders because: (i) contractholders will become contractholders of a larger combined fund with greater potential to increase asset size and achieve economies of scale; (ii) the Acquiring Portfolio invests in a diversified portfolio of large cap growth equities and the Adviser believes it is the most similar of its current offerings to the investment objective and policies of the Target Portfolio (iii) the Acquiring Portfolio has achieved stronger performance over the one-, three-, five-, and ten-year periods ended December 31, 2014 with performance differences of 0.54%, 1.72%, 0.10%, and 1.41%, respectively; and (iv) the Target Portfolio contractholders will experience a lower expense ratio in the merged Acquiring Portfolio.

The Board has determined that the Reorganization is in the best interests of the Target Portfolio and that the interests of the Target Portfolio’s contractholders will not be diluted as a result of the Reorganization. In addition, the Board has determined that the Reorganization is in the best interests of the Acquiring Portfolio and that the interests of the Acquiring Portfolio contractholders will not be diluted as a result of the Reorganization.

Material Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is limited to U.S. persons who hold shares of the Target Portfolio as capital assets for U.S. federal income tax purposes on the date of the exchange. For federal income tax purposes, the contractholders are not the shareholders of the Target Portfolio. Rather, Thrivent Financial and Thrivent Life and their separate accounts are the shareholders.

This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular contractholder or to contractholders who may be subject to special treatment under U.S. federal income tax laws. No assurance can be given that the IRS would not assert or that a court would not sustain a position contrary to any of the tax aspects described below. Contractholders should consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization to them, as well as the effects of state, local and non-U.S. tax laws.

The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes. It is a condition to closing the Reorganization that the Target Portfolio and the Acquiring Portfolio receive an opinion from Reed Smith LLP, special counsel to each Portfolio, dated as of the Closing Date, regarding the characterization of the Reorganization as a “reorganization” within the meaning of Section 368(a)(1) of the Code. As such a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows: to the effect that on the basis of existing provisions of the Code, the Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for U.S. federal income tax purposes, except as noted below:

•	the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Portfolio and the Acquiring Portfolio will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•	under Section 361 of the Code, no gain or loss will be recognized by the Target Portfolio upon the transfer of its assets to the Acquiring Portfolio in exchange for Acquiring Portfolio shares, or upon the distribution of Acquiring Portfolio shares by the Target Portfolio to its shareholders in liquidation;

•	under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Portfolio upon receipt of the assets transferred to the Acquiring Portfolio in exchange for Acquiring Portfolio shares;

•	under Section 362(b) of the Code, the Acquiring Portfolio’s tax basis in each asset that the Acquiring Portfolio receives from the Target Portfolio will be the same as the Target Portfolio’s tax basis in such asset immediately prior to such exchange;

•	under Section 1223(2) of the Code, the Acquiring Portfolio’s holding periods in each asset will include the Target Portfolio’s holding periods in such asset;

•	under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Target Portfolio on the distribution of Acquiring Portfolio shares to them in exchange for their shares of the Target Portfolio;

•	under Section 358 of the Code, the aggregate tax basis of the Acquiring Portfolio shares that the Target Portfolio’s shareholders receive in exchange for their Target Portfolio shares will be the same as the aggregate tax basis of the Target Portfolio shares exchanged therefor;

•	under Section 1223(1) of the Code, a Target Portfolio shareholder’s holding period for the Acquiring Portfolio shares received in the Reorganization will be determined by including the holding period for the Target Portfolio shares exchanged therefor, provided that the shareholder held the Target Portfolio shares as a capital asset on the date of the exchange; and

•	under Section 381 of the Code, the Acquiring Portfolio will succeed to and take into account the items of the Target Portfolio described in Section 381(c) of the Code, subject to the conditions and limitations specified in
Section 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder.

The opinion will be based on certain factual certifications made by the officers of the Target Portfolio and the Acquiring Portfolio, and will also be based on customary assumptions such as the assumption that the Reorganization will be consummated in accordance with the Reorganization Agreement. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the IRS or a court would agree with the opinion.

The Acquiring Portfolio intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code which are the same rules currently applicable to the Target Portfolio. In connection with the Reorganization, on or before the Closing Date, the Target Portfolio will declare to its shareholders a dividend which, together with all of its previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt interest income and net capital gains through the Closing Date.

A regulated investment company is permitted to carryforward net capital losses; however, net capital losses incurred in taxable years beginning on or before December 22, 2010 can be carried forward for eight taxable years only. Additionally capital losses incurred in taxable years beginning on or before December 22, 2010 cannot be utilized to offset capital gains until all net capital losses arising in tax years beginning after December 22, 2010 have been utilized. As a result, some net capital loss carryforwards incurred on or before December 22, 2010 may expire unused.

Immediately prior to the Reorganization, the Target Portfolio is not expected to have any unutilized capital loss carryforwards. The final amount of unutilized capital loss carryforwards for the Target Portfolio is subject to change and will not be determined until the Closing Date. As of April 9, 2015, the capital loss carryforward of the Target Portfolio and the Acquiring Portfolio was $0 and
$0, respectively.

Generally, the Acquiring Portfolio will succeed to the capital loss carryforwards of the Target Portfolio, subject to the limitations described below. If the Target Portfolio has capital loss carryforwards, such capital losses would, in the absence of the Reorganization, generally be available to offset Target Portfolio capital gains, thereby reducing the amount of capital gain net income that must be distributed to the Target Portfolio shareholders.

Under Sections 382 and 383 of the Code, an “equity structure shift” arising as a result of a reorganization under
Section 368(a)(1) of the Code can result in limitations on the post-reorganization Portfolio’s use of capital loss carryforwards of the participating Portfolios. An “equity structure shift” can trigger limitations on capital loss carryforwards where there is a more than 50% change in the ownership of a Portfolio.

Because the Reorganization is not expected to result in a more than 50% change in ownership of the Target Portfolio or the Acquiring Portfolio, it is anticipated that the capital loss carryforwards of the Target Portfolio will not be subject to an annual limitation as a result of the Reorganization.

This summary of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

It is not expected that the Reorganization will be a taxable event for any contractholder.

Expenses of the Reorganization

All expenses of the Reorganization will be paid by the Adviser or an affiliate and will not be borne by shareholders of the Target Portfolio.

Reorganization expenses include, but are not limited to: all costs related to the preparation and distribution of materials distributed to the Board; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with each Reorganization; the costs of printing and distributing this Prospectus/Proxy Statement; legal fees incurred preparing materials for the Boards attending the Board meetings and preparing the Board minutes; auditing fees associated with the Target Portfolio’s financial statements; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Management of the Portfolios estimates the total cost of the Reorganization to be approximately $115,000. If the Reorganization is not approved by contractholders, the Adviser will still bear the costs of the proposed Reorganization.

Any brokerage charges associated with the purchase or disposition of portfolio investments by the Target Portfolio prior to the Reorganization will be borne by the Target Portfolio. Any brokerage charges associated with the purchase or disposition of portfolio investments by the Acquiring Portfolio after the Reorganization will be borne by the Acquiring Portfolio. However, the Adviser has agreed to provide a reimbursement of investment advisory fees to the Acquiring Fund in the amount of $15,800, which is the estimated brokerage costs that will be incurred by the Acquiring Fund and Target Fund as a result of the Reorganization. Such reimbursement will be accrued during the month following the closing of the Reorganization.

Contractholder Approval

The Board has unanimously approved the Reorganization, subject to shareholder approval. Approval of the Reorganization requires the affirmative vote of a “Majority of the Outstanding Voting Securities” of the Target Portfolio, which is, under the 1940 Act, the lesser of (1) 67% or more of the shares of the Target Portfolio present at the Meeting if the holders of more than 50% of the outstanding shares of the Target Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Target Portfolio.

Board Recommendation

The Board recommends voting “FOR” the proposed Reorganization.

SHAREHOLDER AND CONTRACTHOLDER INFORMATION

At the close of business on the Record Date, the Acquiring Portfolio had outstanding     shares. As of the Record Date, the directors and officers of the Acquiring Portfolio as a group owned less than 1% of the shares of the Acquiring Portfolio. As of the Record Date, no person was known by the Acquiring Portfolio to own beneficially or of record as much as 5% of the Acquiring Portfolio shares except as follows:

Name	Shares Outstanding	Approximate Percentage of Ownership
%
%
%

At the close of business on the Record Date, the Target Portfolio had outstanding      shares. As of the Record Date, the directors and officers of the Target Portfolio as a group owned less than 1% of the shares of the Target Portfolio. As of the Record Date, no person was known by the Target Portfolio to own beneficially or of record as much as 5% of the shares of the Target Portfolio except as follows:

Name	Shares Outstanding	Approximate Percentage of Ownership
%
%

Annual Meeting of Contractholders

There will be no annual or further special meetings of contractholders of the Fund unless required by applicable law or called by the Board in its discretion. Contractholders wishing to submit proposals for inclusion in a proxy statement for a subsequent contractholder meeting should send their written proposals to the Secretary of the Fund, 625 Fourth Avenue South, Minneapolis, Minnesota 55415. Contractholder proposals should be received in a reasonable time before the solicitation is made.

VOTING INFORMATION AND REQUIREMENTS

General

Approval of the Reorganization requires the affirmative vote of a “Majority of the Outstanding Voting Securities” of the Target Portfolio, which is, under the 1940 Act, the lesser of (1) 67% or more of the shares of the Target Portfolio present at the Meeting if the holders of more than 50% of the outstanding shares of the Target Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Target Portfolio.

Record Date

The Board has fixed the close of business on June 16, 2015 as the Record Date for the determination of contractholders entitled to notice of, and to vote at, the Meeting. Target Portfolio shareholders on the Record Date are entitled to one vote for each share held, with no shares having cumulative voting rights.

Quorum

A majority of the shares of the Target Portfolio entitled to vote at the Meeting represented in person or by proxy constitutes a quorum. Thrivent Financial and its affiliates together are the record owners of a majority of the shares of the Target Portfolio. Thrivent Financial’s representation at the Meeting will therefore assure the presence of a quorum.

Proxies

Target Portfolio contractholders may vote in any one of four ways: (i) via the Internet, (ii) by telephone, (iii) by mail, by returning the proxy card, or (iv) in person at the Meeting. Instructions for Internet and telephone voting are included with the enclosed proxy materials. Contractholders who deliver voting instructions by methods (i), (ii) or (iii) may revoke them at any time prior to the Meeting by delivering a written notice of revocation, by executing another proxy card bearing a later date or by attending the Meeting and giving voting instructions in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match voting proxy cards with contractholders’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date. The Target Portfolio employs procedures for Internet and telephone voting, such as requiring the control number from the proxy card in order to vote by either of these methods, which it considers to be reasonable to confirm that the instructions received are genuine. If reasonable procedures are employed, the Target Portfolio will not be liable for following Internet or telephone votes which it believes to be genuine.

Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be deemed present for quorum purposes. Abstentions and broker non-votes have the same effect as votes “AGAINST” the Reorganization.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the approval of the proposed Reorganization.

Solicitation of Proxies

Solicitation of proxies is being made primarily by the mailing of this Notice and Prospectus/Proxy Statement with its enclosures on or about July 1, 2015. Contractholders of the Target Portfolio whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile or oral communication. The Target Portfolio may retain Computershare Fund Services (“Computershare”), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. We do not anticipate any expense for additional telephone solicitation by Computershare. The proxy solicitation expenses, if any, are an expense of the Reorganization and will be allocated as described above.

Other Matters to Come Before the Meeting

The Board knows of no business other than that described in the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment.

In the event that a quorum is present at the Meeting but sufficient votes to approve the proposed Reorganization are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies on the proposed Reorganization, provided that the Board determines that such an adjournment and additional solicitation is reasonable and in the interest of contractholders based on a consideration of all relevant factors, including the nature of the particular proposals, the percentage of votes then cast, the percentage of negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Meeting to be adjourned.

If you cannot be present in person, you are requested to fill in, sign and return the enclosed proxy card, for which, no postage is required if mailed in the United States, or record your voting instructions by telephone or via the Internet promptly.

Michael W. Kremenak
Secretary
Thrivent Series Fund, Inc.

STATEMENT OF ADDITIONAL INFORMATION

Relating to the Acquisition of the Assets of

Thrivent Partner Small Cap Growth Portfolio and

Thrivent Small Cap Value Portfolio

By and In Exchange for Shares of

Thrivent Small Cap Stock Portfolio

Thrivent Mid Cap Growth Portfolio and

Thrivent Partner Mid Cap Value Portfolio

By and In Exchange for Shares of

Thrivent Mid Cap Stock Portfolio

Thrivent Natural Resources Portfolio

By and In Exchange for Shares of

Thrivent Large Cap Stock Portfolio

Thrivent Partner Technology Portfolio

By and In Exchange for Shares of

Thrivent Large Cap Growth Portfolio

            , 2015

This Statement of Additional Information is available to the contractholders of Thrivent Partner Small Cap Growth Portfolio, Thrivent Partner Small Cap Value Portfolio, Thrivent Mid Cap Growth Portfolio, Thrivent Partner Mid Cap Value Portfolio, Thrivent Natural Resources Portfolio, and Thrivent Partner Technology Portfolio (each a “Target Portfolio”), each a series of Thrivent Series Fund, Inc. (the “Registrant”), in connection with the proposed reorganizations (“the Reorganizations”) whereby all of the assets of the Target Portfolio would be transferred to Thrivent Small Cap Stock Portfolio, Thrivent Mid Cap Stock Portfolio, Thrivent Large Cap Stock Portfolio, and Thrivent Large Cap Growth Portfolio (each, as applicable and as previously specified in the heading hereto, the “Acquiring Portfolio”), a series of the Registrant, in exchange for Shares of the Acquiring Portfolio. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus/Proxy Statement dated             , 2015 related to the Reorganizations (the “Prospectus/Proxy Statement”). The Acquiring Portfolio and the Target Portfolios are sometimes referred to herein individually as a “Portfolio” or collectively as the “Portfolios”.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. A copy of the Prospectus/Proxy Statement may be obtained, without charge, from, Thrivent Series Fund, Inc. by calling toll-free (800) 847-4836 or writing Thrivent Series Fund, Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

The Acquiring Portfolio will provide, without charge, upon the request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

PROPOSED REORGANIZATION

The contractholders of the Target Portfolios are being asked to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which each Target Portfolio would (i) transfer all of its assets to the Acquiring Portfolio in exchange for Shares of the Acquiring Portfolio, (ii) distribute such Acquiring Portfolio shares to contractholders of the Target Portfolios, and (iii)  dissolve. A form of the Reorganization Agreement is attached hereto as Appendix A.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

Incorporated herein by reference in its entirety is the Statement of Additional Information for the Registrant, dated April 30, 2015 and as supplemented through the date hereof, which was filed with the Securities and Exchange Commission (the “SEC”) on April     , 2015 and is attached hereto as Appendix B.

FINANCIAL STATEMENTS

Incorporated herein by reference in their respective entireties are:

(i)	the audited annual financial statements of each Target Portfolio, as of December 31, 2014, along with the opinion of independent registered public accounting firm, included as part of each Target Portfolio’s Form N-CSR as filed with the SEC on February 26, 2015; and

(ii)	the audited annual financial statements of the Acquiring Portfolio, as of December 31, 2014, along with the opinion of independent registered public accounting firm, included as part of the Acquiring Portfolio’s Form N-CSR as filed with the SEC on February 26, 2015.

Annual reports referenced as part of a Portfolio’s filing on Form N-CSR may be obtained by following the instructions on the cover of this Statement of Additional Information and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s Internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

In addition to the financial statements incorporated herein by reference, this Statement of Additional Information contains the following unaudited pro forma information for each of the following Target Portfolios and Acquiring Portfolios:

(i)	the pro forma statements of assets and liabilities of Thrivent Partner Small Cap Growth Portfolio (Target Portfolio) and Thrivent Small Cap Stock Portfolio (Acquiring Portfolio) as of December 31, 2014;

(ii)	the pro forma statements of assets and liabilities of Thrivent Partner Small Cap Value Portfolio (Target Portfolio) and Thrivent Small Cap Stock Portfolio (Acquiring Portfolio) as of December 31, 2014;

(iii)	the pro forma statements of assets and liabilities of Thrivent Partner Small Cap Growth Portfolio (Target Portfolio) and Thrivent Partner Small Cap Value Portfolio (Target Portfolio) and Thrivent Small Cap Stock Portfolio (Acquiring Portfolio) as of December 31, 2014;

(iv)	the pro forma statements of assets and liabilities of Thrivent Mid Cap Growth Portfolio (Target Portfolio) and Thrivent Mid Cap Stock Portfolio (Acquiring Portfolio) as of December 31, 2014

(v)	the pro forma statements of assets and liabilities of Thrivent Partner Mid Cap Value Portfolio and Thrivent Mid Cap Stock Portfolio (the Acquiring Portfolio) as of December 31, 2014;

(vi)	the pro forma statements of assets and liabilities of Thrivent Mid Cap Growth Portfolio (Target Portfolio) and Thrivent Partner Mid Cap Value Portfolio (Target Portfolio) and Thrivent Mid Cap Stock Portfolio (Acquiring Portfolio) as of December 31, 2014;

(vii)	the pro forma statements of operations of Thrivent Partner Small Cap Growth Portfolio (Target Portfolio) and Thrivent Small Cap Stock Portfolio (Acquiring Portfolio) as of December 31, 2014;

(viii)	the pro forma statements of operations of Thrivent Partner Small Cap Value Portfolio (Target Portfolio) and Thrivent Small Cap Stock Portfolio (Acquiring Portfolio) as of December 31, 2014;

(ix)	the pro forma statements of operations of Thrivent Partner Small Cap Growth Portfolio (Target Portfolio) and Thrivent Partner Small Cap Value Portfolio (Target Portfolio) and Thrivent Small Cap Stock Portfolio (Acquiring Portfolio) as of December 31, 2014;

(x)	the pro forma statements of operations of Thrivent Mid Cap Growth Portfolio (Target Portfolio) and Thrivent Mid Cap Stock Portfolio (Acquiring Portfolio) as of December 31, 2014

(xi)	the pro forma statements of operations of Thrivent Partner Mid Cap Value Portfolio and Thrivent Mid Cap Stock Portfolio (the Acquiring Portfolio) as of December 31, 2014;

(xii)	the pro forma statements of operations of Thrivent Mid Cap Growth Portfolio (Target Portfolio) and Thrivent Partner Mid Cap Value Portfolio (Target Portfolio) and Thrivent Mid Cap Stock Portfolio (Acquiring Portfolio) as of December 31, 2014;

(xiii)	the pro forma schedule of investments of Thrivent Partner Small Cap Growth Portfolio (Target Portfolio) and Thrivent Small Cap Stock Portfolio (Acquiring Portfolio) as of December 31, 2014;

(xiv)	the pro forma schedule of investments of Thrivent Partner Small Cap Value Portfolio (Target Portfolio) and Thrivent Small Cap Stock Portfolio (Acquiring Portfolio) as of December 31, 2014;

(xv)	the pro forma schedule of investments of Thrivent Partner Small Cap Growth Portfolio (Target Portfolio) and Thrivent Partner Small Cap Value Portfolio (Target Portfolio) and Thrivent Small Cap Stock Portfolio (Acquiring Portfolio) as of December 31, 2014;

(xvi)	the pro forma schedule of investments of Thrivent Mid Cap Growth Portfolio (Target Portfolio) and Thrivent Mid Cap Stock Portfolio (Acquiring Portfolio) as of December 31, 2014

(xvii)	the pro forma schedule of investments of Thrivent Partner Mid Cap Value Portfolio and Thrivent Mid Cap Stock Portfolio (the Acquiring Portfolio) as of December 31, 2014;

(xviii)	the pro forma schedule of investments of Thrivent Mid Cap Growth Portfolio (Target Portfolio) and Thrivent Partner Mid Cap Value Portfolio (Target Portfolio) and Thrivent Mid Cap Stock Portfolio (Acquiring Portfolio) as of December 31, 2014;

(ixx)	the notes to the pro forma financial statements of Thrivent Partner Small Cap Growth Portfolio (Target Portfolio) and Thrivent Partner Small Cap Value Portfolio (Target Portfolio) and Thrivent Small Cap Stock Portfolio (Acquiring Portfolio) as of December 31, 2014;

(xx)	the notes to the pro forma financial statements of Thrivent Mid Cap Growth Portfolio (Target Portfolio) and Thrivent Partner Mid Cap Value Portfolio (Target Portfolio) and Thrivent Mid Cap Stock Portfolio (Acquiring Portfolio) as of December 31, 2014;

This pro forma financial information gives effect to the proposed reorganization whereby all of the assets of a each Target Portfolio would be transferred to the Acquiring Portfolio in exchange for Shares of the Acquiring Portfolio (earlier defined as a “Reorganization”). Under U.S. generally accepted accounting principles, the historical cost of investment securities will be applied to the surviving entity (i.e., the Acquiring Portfolio).

The unaudited pro forma combined statement of assets and liabilities and schedule of investments assumes that the Reorganization occurred on January 2, 2015, and the unaudited pro forma combined statement of operations, for the year ended December 31, 2014, present the results of operations of each Acquiring Portfolio as if the Reorganization had occurred on the first business day following the year ended December 31, 2014. The pro forma results of operations are not necessarily indicative of actual future results of operations. The statements of asset and liabilities and schedule of investments have been derived from the books and records of each Target Portfolio and Acquiring Portfolio utilized in calculating net asset values at December 31, 2014. The pro forma statements of operations for the year ended December 31, 2014 have been derived from the books and records of each Target Portfolio and Acquiring Portfolio at December 31, 2014.

The unaudited pro forma combined financial statements should be read in conjunction with the separate annual financial statements of the Target Portfolios and the Acquiring Portfolios, which are incorporated herein by reference.

Statement of Assets and Liabilities (unaudited) As of December 31, 2014	Partner Small Cap Growth Portfolio	Small Cap Stock Portfolio	Pro-Forma Adjustments (1)	Small Cap Stock Portfolio Pro-Forma Combined (2)
Assets
Investments at cost	$48,331,883	$286,316,855		$334,648,738
Investments in securities at value	46,633,382	298,340,949		$344,974,331
Investments in affiliates at value	5,594,787	38,525,283		$44,120,070
Investments at Value	52,228,169	336,866,232		389,094,401
Dividends and interest receivable	16,481	288,271		304,752
Prepaid expenses	1,493	1,513		3,006
Receivable for investments sold	176,391	627,992		804,383
Receivable for fund shares sold	344	11,405		11,749
Total Assets	52,422,878	337,795,413		390,218,291
Liabilities
Accrued expenses	45,507	68,637		114,144
Payable for investments purchased	528,673	6,742,099		7,270,772
Payable upon return of collateral for securities loaned	4,013,248	24,447,972		28,461,220
Payable for fund shares redeemed	9,641	6,822		16,463
Payable to affiliate	24,783	191,848		216,631
Total Liabilities	4,621,852	31,457,378		36,079,230
Net Assets
Capital stock (beneficial interest)	19,274,006	214,510,409		233,784,415
Accumulated undistributed net investment income/(loss)	(39,542)	1,323,275		1,283,733
Accumulated undistributed net realized gain/(loss)	24,670,276	39,954,962		64,625,238
Net unrealized appreciation/(depreciation) on:
Investments	3,896,286	50,549,377		54,445,663
Forein currency transactions	—	12		12
Total Net Assets	$47,801,026	$306,338,035		$354,139,061
Shares of beneficial interest outstanding	2,748,785	16,675,108	2,601,983	19,277,091
Net asset value per share	$17.39	$18.37		$18.37

(1)	The adjustment is necessary to reflect capital shares outstanding post-reorganization
(2)	Thrivent Small Cap Stock Portfolio is the accounting survivor.

Statement of Assets and Liabilities (unaudited) As of December 31, 2014	Partner Small Cap Value Portfolio	Small Cap Stock Portfolio	Pro-Forma Adjustments (1)	Small Cap Stock Portfolio Pro-Forma Combined (2)
Assets
Investments at cost	$268,510,237	$286,316,855		$554,827,092
Investments in securities at value	374,214,968	298,340,949		$672,555,917
Investments in affiliates at value	27,313,175	38,525,283		$65,838,458
Investments at Value	401,528,143	336,866,232		738,394,375
Dividends and interest receivable	729,961	288,271		1,018,232
Prepaid expenses	1,556	1,513		3,069
Receivable for investments sold	2,415,366	627,992		3,043,358
Receivable for fund shares sold	22,608	11,405		34,013
Total Assets	404,697,634	337,795,413		742,493,047
Liabilities
Accrued expenses	56,469	68,637		125,106
Payable for investments purchased	3,022,315	6,742,099		9,764,414
Payable upon return of collateral for securities loaned	12,670,650	24,447,972		37,118,622
Payable for fund shares redeemed	33,536	6,822		40,358
Payable to affiliate	282,058	191,848		473,906
Total Liabilities	16,065,028	31,457,378		47,522,406
Net Assets
Capital stock (beneficial interest)	224,425,995	214,510,409		438,936,404
Accumulated undistributed net investment income/(loss)	3,062,930	1,323,275		4,386,205
Accumulated undistributed net realized gain/(loss)	28,125,775	39,954,962		68,080,737
Net unrealized appreciation/(depreciation) on:
Investments	133,017,906	50,549,377		183,567,283
Forein currency transactions	—	12		12
Total Net Assets	$388,632,606	$306,338,035		$694,970,641
Shares of beneficial interest outstanding	13,741,500	16,675,108	21,154,679	37,829,787
Net asset value per share	$28.28	$18.37		$18.37

(1)	The adjustment is necessary to reflect capital shares outstanding post-reorganization
(2)	Thrivent Small Cap Stock Portfolio is the accounting survivor.

Statement of Assets and Liabilities (unaudited) As of December 31, 2014	Partner Small Cap Growth Portfolio	Partner Small Cap Value Portfolio	Small Cap Stock Portfolio	Pro-Forma Adjustments (1)	Small Cap Stock Portfolio Pro-Forma Combined (2)
Assets
Investments at cost	$48,331,883	$268,510,237	$286,316,855		$603,158,975
Investments in securities at value	46,633,382	374,214,968	298,340,949		719,189,299
Investments in affiliates at value	5,594,787	27,313,175	38,525,283		71,433,245
Investments at Value	52,228,169	401,528,143	336,866,232		790,622,544
Dividends and interest receivable	16,481	729,961	288,271		1,034,713
Prepaid expenses	1,493	1,556	1,513		4,562
Receivable for investments sold	176,391	2,415,366	627,992		3,219,749
Receivable for fund shares sold	344	22,608	11,405		34,357
Total Assets	52,422,878	404,697,634	337,795,413		794,915,925
Liabilities
Accrued expenses	45,507	56,469	68,637		170,613
Payable for investments purchased	528,673	3,022,315	6,742,099		10,293,087
Payable upon return of collateral for securities loaned	4,013,248	12,670,650	24,447,972		41,131,870
Payable for fund shares redeemed	9,641	33,536	6,822		49,999
Payable to affiliate	24,783	282,058	191,848		498,689
Total Liabilities	4,621,852	16,065,028	31,457,378		52,144,258
Net Assets
Capital stock (beneficial interest)	19,274,006	224,425,995	214,510,409		458,210,410
Accumulated undistributed net investment income/(loss)	(39,542)	3,062,930	1,323,275		4,346,663
Accumulated undistributed net realized gain/(loss)	24,670,276	28,125,775	39,954,962		92,751,013
Net unrealized appreciation/(depreciation) on:
Investments	3,896,286	133,017,906	50,549,377		187,463,569
Forein currency transactions	—	—	12		12
Total Net Assets	$47,801,026	$388,632,606	$306,338,035		$742,771,667
Shares of beneficial interest outstanding	2,748,785	13,741,500	16,675,108	23,756,662	40,431,770
Net asset value per share	$17.39	$28.28	$18.37		$18.37

(1)	The adjustment is necessary to reflect capital shares outstanding post-reorganization
(2)	Thrivent Small Cap Stock Portfolio is the accounting survivor.

Statement of Assets and Liabilities (unaudited) As of December 31, 2014	Mid Cap Growth Portfolio	Mid Cap Stock Portfolio	Pro-Forma Adjustments (1)	Mid Cap Stock Portfolio Pro-Forma Combined (2)
Assets
Investments at cost	$308,045,192	$589,749,356		$897,794,548
Investments in securities at value	408,514,653	713,936,224		$1,122,450,877
Investments in affiliates at value	22,064,837	68,031,929		$90,096,766
Investments at Value	430,579,490	781,968,153		1,212,547,643
Dividends and interest receivable	61,107	839,778		900,885
Prepaid expenses	1,592	1,970		3,562
Receivable for investments sold	—	—		—
Receivable for fund shares sold	17,202	37,359		54,561
Total Assets	430,659,391	782,847,260		1,213,506,651
Liabilities
Accrued expenses	113,920	85,051		198,971
Payable for investments purchased	—	—		—
Payable upon return of collateral for securities loaned	3,029,925	29,599,525		32,629,450
Payable for fund shares redeemed	201,398	84,232		285,630
Payable to affiliate	160,926	460,013		620,939
Total Liabilities	3,506,169	30,228,821		33,734,990
Net Assets
Capital stock (beneficial interest)	266,773,419	475,025,548		741,798,967
Accumulated undistributed net investment income/(loss)	928,431	4,100,262		5,028,693
Accumulated undistributed net realized gain/(loss)	36,917,074	81,273,832		118,190,906
Net unrealized appreciation/(depreciation) on:
Investments	122,534,298	192,218,797		314,753,095
Total Net Assets	$427,153,222	$752,618,439		$1,179,771,661
Shares of beneficial interest outstanding (Class A)	16,843,306	39,914,278	22,653,558	62,567,836
Net asset value per share	$25.36	$18.86		$18.86

Statement of Assets and Liabilities (unaudited) As of December 31, 2014	Mid Cap Growth Portfolio	Mid Cap Stock Portfolio	Pro-Forma Adjustments (1)	Mid Cap Stock Portfolio Pro-Forma Combined (2)
Assets
Investments at cost	$308,045,192	$589,749,356		$897,794,548
Investments in securities at value	408,514,653	713,936,224		$1,122,450,877
Investments in affiliates at value	22,064,837	68,031,929		$90,096,766
Investments at Value	430,579,490	781,968,153		1,212,547,643
Dividends and interest receivable	61,107	839,778		900,885
Prepaid expenses	1,592	1,970		3,562
Receivable for investments sold	—	—		—
Receivable for fund shares sold	17,202	37,359		54,561
Total Assets	430,659,391	782,847,260		1,213,506,651
Liabilities
Accrued expenses	113,920	85,051		198,971
Payable for investments purchased	—	—		—
Payable upon return of collateral for securities loaned	3,029,925	29,599,525		32,629,450
Payable for fund shares redeemed	201,398	84,232		285,630
Payable to affiliate	160,926	460,013		620,939
Total Liabilities	3,506,169	30,228,821		33,734,990
Net Assets
Capital stock (beneficial interest)	266,773,419	475,025,548		741,798,967
Accumulated undistributed net investment income/(loss)	928,431	4,100,262		5,028,693
Accumulated undistributed net realized gain/(loss)	36,917,074	81,273,832		118,190,906
Net unrealized appreciation/(depreciation) on:
Investments	122,534,298	192,218,797		314,753,095
Total Net Assets	$427,153,222	$752,618,439		$1,179,771,661
Shares of beneficial interest outstanding (Class A)	16,843,306	39,914,278	22,653,558	62,567,836
Net asset value per share	$25.36	$18.86		$18.86

(1)	The adjustment is necessary to reflect capital shares outstanding post-reorganization
(2)	Thrivent Mid Cap Stock Portfolio is the accounting survivor.

Statement of Assets and Liabilities (unaudited) As of December 31, 2014	Partner Mid Cap Value Portfolio	Mid Cap Stock Portfolio	Pro-Forma Adjustments (1)	Mid Cap Stock Portfolio Pro-Forma Combined (2)
Assets
Investments at cost	$339,551,166	$589,749,356		$929,300,522
Investments in securities at value	384,207,486	713,936,224		$1,098,143,710
Investments in affiliates at value	20,179,241	68,031,929		$88,211,170
Investments at Value	404,386,727	781,968,153		1,186,354,880
Dividends and interest receivable	556,397	839,778		1,396,175
Prepaid expenses	1,528	1,970		3,498
Receivable for investments sold	407,923	—		407,923
Receivable for fund shares sold	34,690	37,359		72,049
Total Assets	405,387,265	782,847,260		1,188,234,525
Liabilities
Accrued expenses	48,198	85,051		133,249
Payable for investments purchased	2,196,243	—		2,196,243
Payable upon return of collateral for securities loaned	—	29,599,525		29,599,525
Payable for fund shares redeemed	17,875	84,232		102,107
Payable to affiliate	267,844	460,013		727,857
Total Liabilities	2,530,160	30,228,821		32,758,981
Net Assets
Capital stock (beneficial interest)	289,715,941	475,025,548		764,741,489
Accumulated undistributed net investment income/(loss)	2,194,546	4,100,262		6,294,808
Accumulated undistributed net realized gain/(loss)	46,111,057	81,273,832		127,384,889
Net unrealized appreciation/(depreciation) on:
Investments	64,835,561	192,218,797		257,054,358
Total Net Assets	$402,857,105	$752,618,439		$1,155,475,544
Shares of beneficial interest outstanding (Class A)	22,212,096	39,914,278	21,365,042	61,279,320
Net asset value per share	$18.14	$18.86		$18.86

(1)	The adjustment is necessary to reflect capital shares outstanding post-reorganization
(2)	Thrivent Mid Cap Stock Portfolio is the accounting survivor.

Statement of Assets and Liabilities (unaudited) As of December 31, 2014	Mid Cap Growth Portfolio	Partner Mid Cap Value Portfolio	Mid Cap Stock Portfolio	Pro-Forma Adjustments (1)	Mid Cap Stock Portfolio Pro-Forma Combined (2)
Assets
Investments at cost	$308,045,192	$339,551,166	$589,749,356		$1,237,345,714
Investments in securities at value	408,514,653	384,207,486	713,936,224		1,506,658,363
Investments in affiliates at value	22,064,837	20,179,241	68,031,929		110,276,007
Investments at Value	430,579,490	404,386,727	781,968,153		1,616,934,370
Dividends and interest receivable	61,107	556,397	839,778		1,457,282
Prepaid expenses	1,592	1,528	1,970		5,090
Receivable for investments sold	—	407,923	—		407,923
Receivable for fund shares sold	17,202	34,690	37,359		89,251
Total Assets	430,659,391	405,387,265	782,847,260		1,618,893,916
Liabilities
Accrued expenses	113,920	48,198	85,051		247,169
Payable for investments purchased	—	2,196,243	—		2,196,243
Payable upon return of collateral for securities loaned	3,029,925	—	29,599,525		32,629,450
Payable for fund shares redeemed	201,398	17,875	84,232		303,505
Payable to affiliate	160,926	267,844	460,013		888,783
Total Liabilities	3,506,169	2,530,160	30,228,821		36,265,150
Net Assets
Capital stock (beneficial interest)	266,773,419	289,715,941	475,025,548		1,031,514,908
Accumulated undistributed net investment income/(loss)	928,431	2,194,546	4,100,262		7,223,239
Accumulated undistributed net realized gain/(loss)	36,917,074	46,111,057	81,273,832		164,301,963
Net unrealized appreciation/(depreciation) on:
Investments	122,534,298	64,835,561	192,218,797		379,588,656
Total Net Assets	$427,153,222	$402,857,105	$752,618,439		$1,582,628,766
Shares of beneficial interest outstanding (Class A)	16,843,306	22,212,096	39,914,278	44,018,600	83,932,878
Net asset value per share	$25.36	$18.14	$18.86		$18.86

(1)	The adjustment is necessary to reflect capital shares outstanding post-reorganization
(2)	Thrivent Mid Cap Stock Portfolio is the accounting survivor.

Statement of Operations (unaudited) For the year ended December 31, 2014	Partner Small Cap Growth Portfolio	Small Cap Stock Portfolio	Pro-Forma Adjustments	Small Cap Stock Portfolio Pro-Forma Combined (8)
Investment Income
Dividends	$1,025,402	$3,486,782		$4,512,184
Taxable interest	8	533		$541
Income from securities loaned	78,263	373,549		$451,812
Income from affiliated investments	3,783	8,120		$11,903
Foreign dividend tax withholding	(2,335)	(53,660)		$(55,995)
Total Investment Income	1,105,121	3,815,324		4,920,445
Expenses
Adviser fees	1,841,878	2,218,622	(103,592)	3,956,908	(1)
Sub-Adviser fees	832,408	—	(832,408)	—	(2)
Administrative service fees	129,474	140,299	(80,000)	189,773	(3)
Audit and legal fees	24,394	24,448	(23,645)	25,197	(4)
Custody fees	25,798	18,571	(900)	43,469	(5)
Insurance expenses	5,859	5,951	(4,019)	7,791	(6)
Directors’ fees	17,913	19,140	(16,470)	20,583	(6)
Other expenses	10,213	9,785	(9,036)	10,962	(6)
Total Expenses Before Reimbursement	2,887,937	2,436,816	(1,070,070)	4,254,683
Less:
Reimbursement from adviser	(301,491)	—	301,491	—	(7)
Total Net Expenses	2,586,446	2,436,816	(768,579)	4,254,683
Net Investment Income/(Loss)	(1,481,325)	1,378,508	768,579	665,762
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	25,796,407	41,727,529		67,523,936
In-kind redemptions	47,826,408	—		47,826,408
Distributions of realized capital gains from affiliated investments	—	2		2
Futures contracts	—	(585,340)		(585,340)
Foreign currenty and forward contract transactions	—	(1,259)		(1,259)
Change in net unrealized appreciation/(depreciation) on:
Investments	(87,421,150)	(27,782,525)		(115,203,675)
Futures contracts	—	(1,194,990)		(1,194,990)
Foreign currency transactions	—	12		12
Net Realized and Unrealized Gains/(Losses)	(13,798,335)	12,163,429		(1,634,906)
Net Increase/(Decrease) in Net Assets Resulting
From Operations	$(15,279,660)	$13,541,937		$(969,144)

(1)	assumes an advisory fee of 70 bps on first $200 million in assets and 65 bps on the next $800 million.
(2)	assumes no subadvisory fee on combined assets
(3)	assumes fixed administrative fees of $80,000 and variable administrative fee of 1.85 bps
(4)	assumes $19,578 for audit and tax services and $5,619 for legal
(5)	assumes combined expense of existing funds adjusted for per account charges such as Attestation exam fees and Compliance fees
(6)	assumes expenses of surviving fund with adjustment for acquiring fund fees
(7)	assumes no expense waivers on combined funds
(8)	Thrivent Small Cap Stock Portfolio is the accounting survivor.

Statement of Operations (unaudited) For the year ended December 31, 2014	Partner Small Cap Value Portfolio	Small Cap Stock Portfolio	Pro-Forma Adjustments	Small Cap Stock Portfolio Pro-Forma Combined (7)
Investment Income
Dividends	$6,545,916	$3,486,782		$10,032,698
Taxable interest	37	533		$570
Income from securities loaned	64,016	373,549		$437,565
Income from affiliated investments	4,900	8,120		$13,020
Foreign dividend tax withholding	(5,028)	(53,660)		$(58,688)
Total Investment Income	6,609,841	3,815,324		10,425,165
Expenses
Adviser fees	755,598	2,218,622	1,697,013	4,671,233	(1)
Sub-Adviser fees	2,263,000	—	(2,263,000)	—	(2)
Administrative service fees	149,805	140,299	(80,000)	210,104	(3)
Audit and legal fees	24,604	24,448	(22,203)	26,849	(4)
Custody fees	21,853	18,571	(900)	39,524	(5)
Insurance expenses	6,106	5,951	(4,017)	8,040	(6)
Directors’ fees	19,744	19,140	(8,973)	29,911	(6)
Other expenses	10,523	9,785	(9,070)	11,238	(6)
Total Expenses Before Reimbursement	3,251,233	2,436,816	(691,150)	4,996,899
Less:
Reimbursement from adviser	—	—	—	—
Total Net Expenses	3,251,233	2,436,816	(691,150)	4,996,899
Net Investment Income/(Loss)	3,358,608	1,378,508	691,150	5,428,266
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	29,584,348	41,727,529		71,311,877
Distributions of realized capital gains from affiliated investments	—	2		2
Futures contracts	—	(585,340)		(585,340)
Foreign currenty and forward contract transactions	(3,335)	(1,259)		(4,594)
Change in net unrealized appreciation/(depreciation) on:
Investments	(22,136,591)	(27,782,525)		(49,919,116)
Futures contracts	—	(1,194,990)		(1,194,990)
Foreign currency transactions	—	12		12
Net Realized and Unrealized Gains/(Losses)	7,444,422	12,163,429		19,607,851
Net Increase/(Decrease) in Net Assets Resulting
From Operations	$10,803,030	$13,541,937		$25,036,117

(1)	assumes an advisory fee of 70 bps on first $200 million in assets and 65 bps on the next $800 million.
(2)	assumes no subadvisory fee on combined assets
(3)	assumes fixed administrative fees of $80,000 and variable administrative fee of 1.85 bps
(4)	assumes $21,913 for audit and tax services and $5,716 for legal
(5)	assumes combined expense of existing funds adjusted for per account charges such as Attestation exam fees and Compliance fees
(6)	assumes expenses of surviving fund with adjustment for acquiring fund fees
(7)	Thrivent Small Cap Stock Portfolio is the accounting survivor.

Statement of Operations (unaudited) For the year ended December 31, 2014	Partner Small Cap Growth Portfolio	Partner Small Cap Value Portfolio	Small Cap Stock Portfolio	Pro-Forma Adjustments	Small Cap Stock Portfolio Pro-Forma Combined (8)
Investment Income
Dividends	$1,025,402	$6,545,916	$3,486,782		$11,058,100
Taxable interest	8	37	533		578
Income from securities loaned	78,263	64,016	373,549		515,828
Income from affiliated investments	3,783	4,900	8,120		16,803
Foreign dividend tax withholding	(2,335)	(5,028)	(53,660)		(61,023)
Total Investment Income	1,105,121	6,609,841	3,815,324		11,530,286
Expenses
Adviser fees	1,841,878	755,598	2,218,622	1,593,420	6,409,518	(1)
Sub-Adviser fees	832,408	2,263,000	—	(3,095,408)	—	(2)
Administrative service fees	129,474	149,805	140,299	(160,000)	259,579	(3)
Audit and legal fees	24,394	24,604	24,448	(45,817)	27,629	(4)
Custody fees	25,798	21,853	18,571	(1,800)	64,422	(5)
Insurance expenses	5,859	6,106	5,951	(8,034)	9,882	(6)
Directors’ fees	17,913	19,744	19,140	(25,376)	31,421	(6)
Other expenses	10,213	10,523	9,785	(18,101)	12,420	(6)
Total Expenses Before Reimbursement	2,887,937	3,251,233	2,436,816	(1,761,116)	6,814,871
Less:
Reimbursement from adviser	(301,491)	—	—	301,491	—	(7)
Total Net Expenses	2,586,446	3,251,233	2,436,816	(1,459,625)	6,814,871
Net Investment Income/(Loss)	(1,481,325)	3,358,608	1,378,508	1,459,625	4,715,415
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	25,796,407	29,584,348	41,727,529		97,108,284
In-kind redemptions	47,826,408	—	—		47,826,408
Distributions of realized capital gains from affiliated investments	—	—	2		2
Futures contracts	—	—	(585,340)		(585,340)
Foreign currenty and forward contract transactions	—	(3,335)	(1,259)		(4,594)
Change in net unrealized appreciation/(depreciation) on:
Investments	(87,421,150)	(22,136,591)	(27,782,525)		(137,340,266)
Futures contracts	—	—	(1,194,990)		(1,194,990)
Foreign currency transactions	—	—	12		12
Net Realized and Unrealized Gains/(Losses)	(13,798,335)	7,444,422	12,163,429		5,809,516
Net Increase/(Decrease) in Net Assets Resulting
From Operations	$(15,279,660)	$10,803,030	$13,541,937		$10,524,931

(1)	assumes an advisory fee of 70 bps on first $200 million in assets and 65 bps on the next $800 million.
(2)	assumes no subadvisory fee on combined assets
(3)	assumes fixed administrative fees of $80,000 and variable administrative fee of 1.85 bps
(4)	assumes $21,913 for audit and tax services and $5,716 for legal
(5)	assumes combined expense of existing funds adjusted for per account charges such as Attestation exam fees and Compliance fees
(6)	assumes expenses of surviving fund with adjustment for acquiring fund fees
(7)	assumes no expense waivers on combined funds
(8)	Thrivent Small Cap Stock Portfolio is the accounting survivor.

Statement of Operations (unaudited) For the year ended December 31, 2014	Mid Cap Growth Portfolio	Mid Cap Stock Portfolio	Pro-Forma Adjustments	Mid Cap Stock Portfolio Pro-Forma Combined (6)
Investment Income
Dividends	$2,916,775	$9,302,732		$12,219,507
Taxable interest	60	202		$262
Income from securities loaned	10,898	206,831		$217,729
Income from affiliated investments	7,679	21,297		$28,976
Foreign dividend tax withholding	(19,415)	—		$(19,415)
Total Investment Income	2,915,997	9,531,062		12,447,059
Expenses
Adviser fees	1,648,194	4,741,008	967,097	7,356,299	(1)
Administrative service fees	156,229	212,090	(80,000)	288,319	(2)
Audit and legal fees	24,808	26,109	(21,845)	29,072	(3)
Custody fees	16,765	24,269	(900)	40,134	(4)
Insurance expenses	6,251	7,684	(4,017)	9,918	(5)
Directors’ fees	24,441	30,508	(12,716)	42,233	(5)
Other expenses	10,323	11,600	(9,387)	12,536	(5)
Total Expenses Before Reimbursement	1,887,011	5,053,268	838,232	7,778,511
Less:
Reimbursement from adviser	—	—	—	—
Total Net Expenses	1,887,011	5,053,268	838,232	7,778,511
Net Investment Income/(Loss)	1,028,986	4,477,794	(838,232)	4,668,548
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	37,280,477	81,651,037		118,931,514
Distributions of realized capital gains from affiliated investments	1	2		3
Change in net unrealized appreciation/(depreciation) on:
Investments	56,536	(5,733,046)		(5,676,510)
Net Realized and Unrealized Gains/(Losses)	37,337,014	75,917,993		113,255,007
Net Increase/(Decrease) in Net Assets Resulting
From Operations	$38,366,000	$80,395,787		$117,923,555

(1)	assumes an advisory fee of 70 bps on first $200 million in assets, 65 bps on the next $800 million, and 60 bps after $1 billion
(2)	assumes fixed administrative fees of $80,000 and variable administrative fee of 1.85 bps
(3)	assumes $23,453 for audit and tax services and $5,619 for legal
(4)	assumes combined expense of existing funds adjusted for per account charges such as Attestation exam fees and Compliance fees
(5)	assumes expenses of surviving fund with adjustment for acquiring fund fees
(6)	Thrivent Mid Cap Stock Portfolio is the accounting survivor.

Statement of Operations (unaudited) For the year ended December 31, 2014	Partner Mid Cap Value Portfolio	Mid Cap Stock Portfolio	Pro-Forma Adjustments	Mid Cap Stock Portfolio Pro-Forma Combined (7)
Investment Income
Dividends	$5,192,261	$9,302,732		$14,494,993
Taxable interest	36	202		$238
Income from securities loaned	—	206,831		$206,831
Income from affiliated investments	4,099	21,297		$25,396
Foreign dividend tax withholding	—	—		$—
Total Investment Income	5,196,396	9,531,062		14,727,458
Expenses
Adviser fees	968,649	4,741,008	1,424,318	7,133,975	(1)
Sub-Adviser fees	1,756,313	—	(1,756,313)	—	(2)
Administrative service fees	149,374	212,090	(80,000)	281,464	(3)
Audit and legal fees	24,799	26,109	(22,328)	28,580	(4)
Custody fees	37,245	24,269	(900)	60,614	(5)
Insurance expenses	5,993	7,684	(4,016)	9,661	(6)
Directors’ fees	18,912	30,508	(7,532)	41,888	(6)
Other expenses	9,904	11,600	(8,999)	12,505	(6)
Total Expenses Before Reimbursement	2,971,189	5,053,268	(455,770)	7,568,687
Less:
Reimbursement from adviser	—	—	—	—
Total Net Expenses	2,971,189	5,053,268	(455,770)	7,568,687
Net Investment Income/(Loss)	2,225,207	4,477,794	455,770	7,158,771
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	46,593,720	81,651,037		128,244,757
Distributions of realized capital gains from affiliated investments	1	2		3
Change in net unrealized appreciation/(depreciation) on:
Investments	(928,175)	(5,733,046)		(6,661,221)
Net Realized and Unrealized Gains/(Losses)	45,665,546	75,917,993		121,583,539
Net Increase/(Decrease) in Net Assets Resulting From Operations	$47,890,753	$80,395,787		$128,742,310

(1)	assumes an advisory fee of 70 bps on first $200 million in assets, 65 bps on the next $800 million, and 60 bps after $1 billion
(2)	assumes no subadvisory fee on combined assets
(3)	assumes fixed administrative fees of $80,000 and variable administrative fee of 1.85 bps
(4)	assumes $25,485 for audit and tax services and $5,619 for legal
(5)	assumes combined expense of existing funds adjusted for per account charges such as Attestation exam fees and Compliance fees
(6)	assumes expenses of surviving fund with adjustment for acquiring fund fees
(7)	Thrivent Mid Cap Stock Portfolio is the accounting survivor.

Statement of Operations (unaudited) For the year ended December 31, 2014	Mid Cap Growth Portfolio	Partner Mid Cap Value Portfolio	Mid Cap Stock Portfolio	Pro-Forma Adjustments	Mid Cap Stock Portfolio Pro-Forma Combined (7)
Investment Income
Dividends	$2,916,775	$5,192,261	$9,302,732		$17,411,768
Taxable interest	60	36	202		298
Income from securities loaned	10,898	—	206,831		217,729
Income from affiliated investments	7,679	4,099	21,297		33,075
Foreign dividend tax withholding	(19,415)	—	—		(19,415)
Total Investment Income	2,915,997	5,196,396	9,531,062		17,643,455
Expenses
Adviser fees	1,648,194	968,649	4,741,008	2,248,415	9,606,266	(1)
Sub-Adviser fees	—	1,756,313	—	(1,756,313)	—	(2)
Administrative service fees	156,229	149,374	212,090	(160,000)	357,693	(3)
Audit and legal fees	24,808	24,799	26,109	(44,515)	31,201	(4)
Custody fees	16,765	37,245	24,269	(1,800)	76,479	(5)
Insurance expenses	6,251	5,993	7,684	(8,031)	11,897	(6)
Directors’ fees	24,441	18,912	30,508	(20,365)	53,496	(6)
Other expenses	10,323	9,904	11,600	(18,381)	13,446	(6)
Total Expenses Before Reimbursement	1,887,011	2,971,189	5,053,268	239,010	10,150,478
Less:
Reimbursement from adviser	—	—	—	—	—
Total Net Expenses	1,887,011	2,971,189	5,053,268	239,010	10,150,478
Net Investment Income/(Loss)	1,028,986	2,225,207	4,477,794	(239,010)	7,492,977
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	37,280,477	46,593,720	81,651,037		165,525,234
Distributions of realized capital gains from affiliated investments	1	1	2		4
Change in net unrealized appreciation/(depreciation) on:
Investments	56,536	(928,175)	(5,733,046)		(6,604,685)
Net Realized and Unrealized Gains/(Losses)	37,337,014	45,665,546	75,917,993		158,920,553
Net Increase/(Decrease) in Net Assets Resulting From Operations	$38,366,000	$47,890,753	$80,395,787		$166,413,530

(1)	assumes an advisory fee of 70 bps on first $200 million in assets, 65 bps on the next $800 million, and 60 bps after $1 billion
(2)	assumes no subadvisory fee on combined assets
(3)	assumes fixed administrative fees of $80,000 and variable administrative fee of 1.85 bps
(4)	assumes $25,485 for audit and tax services and $5,716 for legal
(5)	assumes combined expense of existing funds adjusted for per account charges such as Attestation exam fees and Compliance fees
(6)	assumes expenses of surviving fund with adjustment for acquiring fund fees
(7)	Thrivent Mid Cap Stock Portfolio is the accounting survivor.

Pro Forma Combined Schedule of Investments - December 31, 2014

Thrivent Small Cap Growth Portfolio and Thrivent Small Cap Stock Portfolio

Common Stock (97.4%)	Partner Small Cap Growth Portfolio Shares	Small Cap Stock Portfolio Shares	Combined Pro Forma Shares (assuming merger with one Target Portfolio)	Combined Pro Forma Shares (assuming merger with two Target Portfolios)	Partner Small Cap Growth Portfolio Value	Small Cap Stock Portfolio Value	Combined Pro Forma Value (assuming merger with one Target Portfolio)	Combined Pro Forma Value (assuming merger with two Target Portfolios)
Consumer Discretionary (14.0%)
Aaron’s, Inc.	0	53,100	53,100	271,100	0	1,623,267	1,623,267	8,287,527
American Public Education, Inc.[a]	0	0	0	37,800	0	0	0	1,393,686
Ascent Capital Group, Inc.[a]	0	0	0	13,400	0	0	0	709,262
Brunswick Corporation	13,423	0	13,423	55,223	688,063	0	688,063	2,830,731
Burlington Stores, Inc.[a]	12,002	0	12,002	12,002	567,214	0	567,214	567,214
Cheesecake Factory, Inc.	0	99,490	99,490	99,490	0	5,005,342	5,005,342	5,005,342
Chuy’s Holdings, Inc.[a]	3,995	0	3,995	3,995	78,582	0	78,582	78,582
Core-Mark Holding Company, Inc.	7,306	0	7,306	7,306	452,461	0	452,461	452,461
Crocs, Inc.[a]	0	0	0	66,600	0	0	0	831,834
CSS Industries, Inc.	0	0	0	59,000	0	0	0	1,630,760
Culp, Inc.	0	0	0	72,200	0	0	0	1,565,296
Del Frisco’s Restaurant Group, Inc.[a]	17,246	0	17,246	17,246	409,420	0	409,420	409,420
Dorman Products, Inc.[a,b]	0	0	0	60,800	0	0	0	2,934,816
Drew Industries, Inc.[a]	0	0	0	82,800	0	0	0	4,228,596
Ethan Allen Interiors, Inc.[b]	0	0	0	65,600	0	0	0	2,031,632
Five Below, Inc.[a,b]	9,375	0	9,375	9,375	382,781	0	382,781	382,781
Fred’s, Inc.	0	0	0	87,900	0	0	0	1,530,339
G-III Apparel Group, Ltd.[a]	8,270	47,580	55,850	55,850	835,353	4,806,056	5,641,409	5,641,409
Haverty Furniture Companies, Inc.	0	0	0	101,000	0	0	0	2,223,010
Hooker Furniture Corporation	0	0	0	41,400	0	0	0	710,838
Houghton Mifflin Harcourt Company[a]	0	238,070	238,070	238,070	0	4,930,429	4,930,429	4,930,429
Imax Corporation[a]	10,036	0	10,036	10,036	310,112	0	310,112	310,112
Interval Leisure Group, Inc.	0	0	0	9,000		0	0	188,010
Kate Spade & Company[a]	19,696	0	19,696	19,696	630,469	0	630,469	630,469
Lithia Motors, Inc.	3,099	0	3,099	3,099	268,652	0	268,652	268,652
M/I Homes, Inc.[a]	0	0	0	63,800	0	0	0	1,464,848
MDC Partners, Inc.	0	252,051	252,051	252,051	0	5,726,599	5,726,599	5,726,599
Meritage Homes Corporation[a]	0	0	0	83,100	0	0	0	2,990,769
Modine Manufacturing Company[a]	0	0	0	147,200	0	0	0	2,001,920
National CineMedia, Inc.	0	0	0	16,700	0	0	0	239,979
New Media Investment Group, Inc.	0	0	0	87,600	0	0	0	2,069,988
NutriSystem, Inc.	0	274,720	274,720	274,720	0	5,370,776	5,370,776	5,370,776
Orient-Express Hotels, Ltd.[a]	0	0	0	57,600	0	0	0	712,512
Oxford Industries, Inc.	11,849	63,400	75,249	75,249	654,183	3,500,314	4,154,497	4,154,497
Papa John’s International, Inc.	0	65,380	65,380	65,380	0	3,648,204	3,648,204	3,648,204
Pier 1 Imports, Inc.	0	0	0	162,950	0	0	0	2,509,430
Quiksilver, Inc.[a,b]	0	0	0	306,300	0	0	0	676,923
Red Robin Gourmet Burgers, Inc.[a]	5,692	0	5,692	22,392	438,142	0	438,142	1,723,624

Restoration Hardware Holdings, Inc.[a,b]	3,026	0	3,026	3,026	290,526	0	290,526	290,526
Shiloh Industries, Inc.[a]	0	0	0	126,400	0	0	0	1,988,272
Shutterfly, Inc.[a]	1,886	0	1,886	1,886	78,637	0	78,637	78,637
Skechers USA, Inc.[a]	5,995	0	5,995	5,995	331,224	0	331,224	331,224
Sportsman’s Warehouse Holdings, Inc.[a,b]	0	0	0	190,200	0	0	0	1,392,264
Stein Mart, Inc.	0	0	0	179,000	0	0	0	2,616,980
Steven Madden, Ltd.[a]	0	0	0	43,200	0	0	0	1,375,056
Tenneco, Inc.[a]	8,958	0	8,958	8,958	507,112	0	507,112	507,112
Tuesday Morning Corporation[a,b]	0	341,160	341,160	341,160	0	7,403,172	7,403,172	7,403,172
Vail Resorts, Inc.	5,314	0	5,314	5,314	484,265	0	484,265	484,265

Total Consumer Discretionary					7,407,196	42,014,159	49,421,355	99,530,785

Consumer Staples (3.7%)
Alliance One International, Inc.[a]	0	0	0	249,600	0	0	0	394,368
B&G Foods, Inc.	4,350	0	4,350	4,350	130,065	0	130,065	130,065
Boston Beer Company, Inc.[a,b]	1,883	0	1,883	1,883	545,204	0	545,204	545,204
Natural Grocers by Vitamin Cottage, Inc.[a,b]	6,780	0	6,780	6,780	190,993	0	190,993	190,993
Pinnacle Foods, Inc.	0	0	0	29,500	0	0	0	1,041,350
Spartannash Company	0	0	0	95,400	0	0	0	2,493,756
TreeHouse Foods, Inc.[a]	0	71,360	71,360	71,360	0	6,103,421	6,103,421	6,103,421
United Natural Foods, Inc.[a]	9,539	0	9,539	9,539	737,603	0	737,603	737,603
WhiteWave Foods Company[a]	0	150,810	150,810	150,810	0	5,276,842	5,276,842	5,276,842

Total Consumer Staples					1,603,865	11,380,263	12,984,128	16,913,602

Energy (2.9%)
Atwood Oceanics, Inc.[a]	0	0	0	36,700	0	0	0	1,041,179
Bristow Group, Inc.	0	0	0	12,300	0	0	0	809,217
CARBO Ceramics, Inc.[b]	0	0	0	24,500	0	0	0	981,225
Clayton Williams Energy, Inc.[a]	0	0	0	15,200	0	0	0	969,760
Cloud Peak Energy, Inc.[a]	0	0	0	119,600	0	0	0	1,097,928
Diamondback Energy, Inc.[a]	1,500	0	1,500	1,500	89,670	0	89,670	89,670
Gulf Island Fabrication, Inc.	0	0	0	37,825	0	0	0	733,427
Market Vectors Oil Service ETF	0	100,910	100,910	100,910	0	3,624,687	3,624,687	3,624,687
Oasis Petroleum, Inc.[a]	13,611	111,400	125,011	125,011	225,126	1,842,556	2,067,682	2,067,682
PDCEnergy, Inc.[a]	1,354	0	1,354	27,654	55,879	0	55,879	1,141,280
Penn Virginia Corporation[a]	27,269	0	27,269	27,269	182,157	0	182,157	182,157
Rex Energy Corporation[a,b]	19,698	89,670	109,368	109,368	100,460	457,317	557,777	557,777
Rosetta Resources, Inc.[a]	0	57,580	57,580	57,580	0	1,284,610	1,284,610	1,284,610
SemGroup Corporation	4,964	0	4,964	4,964	339,488	0	339,488	339,488
Teekay Tankers, Ltd.[b]	0	0	0	398,200	0	0	0	2,014,892
Tesco Corporation	0	0	0	93,800	0	0	0	1,202,516
Tetra Technologies, Inc.[a]	0	0	0	152,900	0	0	0	1,021,372
Trinidad Drilling, Ltd.	0	315,142	315,142	315,142	0	1,410,517	1,410,517	1,410,517
U.S. Silica Holdings, Inc.[b]	14,422	0	14,422	14,422	370,501	0	370,501	370,501
Whiting Petroleum Corporation[a]	5,152	0	5,152	5,152	170,016	0	170,016	170,016

Total Energy					1,533,297	8,619,687	10,152,984	21,109,901

Financials (20.4%)
Affiliated Managers Group, Inc.[a]	0	25,756	25,756	25,756	0	5,466,453	5,466,453	5,466,453
Allied World Assurance Company Holdings AG	0	39,970	39,970	39,970	0	1,515,662	1,515,662	1,515,662
American Assets Trust, Inc.	0	62,040	62,040	62,040	0	2,469,812	2,469,812	2,469,812
Ares Capital Corporation	0	0	0	146,800	0	0	0	2,290,814
Argo Group International Holdings, Ltd.	0	39,139	39,139	39,139	0	2,171,040	2,171,040	2,171,040
Associated Estates Realty Corporation	0	0	0	76,100	0	0	0	1,766,281
Assured Guaranty, Ltd.	0	100,080	100,080	161,680	0	2,601,079	2,601,079	4,202,063
Bank of the Ozarks, Inc.	14,577	0	14,577	14,577	552,760	0	552,760	552,760
BBCN Bancorp, Inc.	0	161,950	161,950	269,750	0	2,328,841	2,328,841	3,879,005
Catchmark Timber Trust, Inc.	0	0	0	63,850	0	0	0	722,782
CBL & Associates Properties, Inc.	0	0	0	161,800	0	0	0	3,142,156
Cedar Realty Trust, Inc.	0	0	0	210,800	0	0	0	1,547,272
Chesapeake Lodging Trust	11,324	0	11,324	11,324	421,366	0	421,366	421,366
CNO Financial Group, Inc.	0	355,640	355,640	355,640	0	6,124,121	6,124,121	6,124,121
CoBiz Financial, Inc.	0	0	0	420,000	0	0	0	5,514,600
Columbia Banking System, Inc.	0	0	0	88,300	0	0	0	2,437,963
Compass Diversified Holdings	0	0	0	98,018	0	0	0	1,592,793
East West Bancorp, Inc.	0	0	0	173,400	0	0	0	6,712,314
Education Realty Trust, Inc.	0	51,930	51,930	51,930	0	1,900,119	1,900,119	1,900,119
Employers Holdings, Inc.	0	0	0	97,410	0	0	0	2,290,109
Enstar Group, Ltd.[a]	0	0	0	3,500	0	0	0	535,115
Essent Group, Ltd.[a]	17,637	0	17,637	17,637	453,447	0	453,447	453,447
Evercore Partners, Inc.	12,487	0	12,487	12,487	653,944	0	653,944	653,944
Extra Space Storage, Inc.	0	30,990	30,990	30,990	0	1,817,254	1,817,254	1,817,254
First Potomac Realty Trust	0	0	0	199,300	0	0	0	2,463,348
Forestar Real Estate Group, Inc.[a]	0	0	0	24,100	0	0	0	371,140
Glacier Bancorp, Inc.	0	0	0	135,600	0	0	0	3,765,612
Golub Capital BDC, Inc.	0	0	0	100,000	0	0	0	1,793,000
Hanmi Financial Corporation	10,139	235,670	245,809	245,809	221,132	5,139,963	5,361,095	5,361,095
Hatteras Financial Corporation	0	0	0	125,600	0	0	0	2,314,808
HCC Insurance Holdings, Inc.	0	57,820	57,820	57,820	0	3,094,526	3,094,526	3,094,526
Hercules Technology Growth Capital, Inc.	0	0	0	200,000	0	0	0	2,976,000
Home Bancshares, Inc.	0	0	0	120,000	0	0	0	3,859,200
Home Properties, Inc.	0	0	0	26,500	0	0	0	1,738,400
iShares Russell 2000 Growth Index Fund	14,989	0	14,989	14,989	2,134,134	0	2,134,134	2,134,134
iShares Russell 2000 Index Fund	0	51,300	51,300	51,300	0	6,139,071	6,139,071	6,139,071
iShares Russell 2000 Value Index Fund	0	0	0	21,500	0	0	0	2,186,120
Janus Capital Group, Inc.	0	0	0	89,400	0	0	0	1,442,022
JMP Group, Inc.	0	0	0	67,000	0	0	0	510,540
Kennedy-Wilson Holdings, Inc.	18,555	0	18,555	18,555	469,442	0	469,442	469,442
Kilroy Realty Corporation	0	0	0	26,500	0	0	0	1,830,355
Kite Realty Group Trust	0	0	0	92,750	0	0	0	2,665,635

LaSalle Hotel Properties	0	0	0	94,300	0	0	0	3,816,321
Main Street Capital Corporation	0	0	0	29,500	0	0	0	862,580
Meadowbrook Insurance Group, Inc.	0	0	0	211,700	0	0	0	1,790,982
National Interstate Corporation	0	0	0	70,000	0	0	0	2,086,000
PacWest Bancorp	10,751	79,710	90,461	90,461	488,740	3,623,617	4,112,357	4,112,357
Parkway Properties, Inc.	0	89,980	89,980	89,980	0	1,654,732	1,654,732	1,654,732
Pebblebrook Hotel Trust	0	92,520	92,520	92,520	0	4,221,688	4,221,688	4,221,688
Piper Jaffray Companies[a]	0	0	0	19,900	0	0	0	1,155,991
Potlatch Corporation	0	0	0	61,200	0	0	0	2,562,444
ProAssurance Corporation	0	0	0	146,000	0	0	0	6,591,900
PS Business Parks, Inc.	0	0	0	14,200	0	0	0	1,129,468
Radian Group, Inc.[b]	0	0	0	138,200	0	0	0	2,310,704
Redwood Trust, Inc.	0	0	0	213,200	0	0	0	4,200,040
Safeguard Scientifics, Inc.[a]	0	0	0	96,600	0	0	0	1,914,612
Safety Insurance Group, Inc.	0	0	0	6,200	0	0	0	396,862
Sandy Spring Bancorp, Inc.	0	0	0	126,400	0	0	0	3,296,512
State Auto Financial Corporation	0	0	0	53,700	0	0	0	1,193,214
Strategic Hotels & Resorts, Inc.[a]	0	0	0	129,500	0	0	0	1,713,285
SVB Financial Group[a]	0	13,270	13,270	52,270	0	1,540,249	1,540,249	6,066,979
Synovus Financial Corporation	0	242,850	242,850	242,850	0	6,578,807	6,578,807	6,578,807
TCP Capital Corporation	0	0	0	67,685	0	0	0	1,135,754
Terreno Realty Corporation	0	147,860	147,860	147,860	0	3,050,352	3,050,352	3,050,352
Texas Capital Bancshares, Inc.[a]	0	27,070	27,070	27,070	0	1,470,713	1,470,713	1,470,713
THL Credit, Inc.	0	0	0	90,300	0	0	0	1,061,928
Washington Real Estate Investment Trust	0	0	0	70,300	0	0	0	1,944,498
Western Alliance Bancorp[a]	14,046	125,870	139,916	139,916	390,479	3,499,186	3,889,665	3,889,665
Wintrust Financial Corporation	0	0	0	84,300	0	0	0	3,941,868

Total Financials					5,785,444	66,407,285	72,192,729	179,443,949

Health Care (11.8%)
Acadia Healthcare Company, Inc.[a]	9,754	0	9,754	9,754	597,042	0	597,042	597,042
Acorda Therapeutics, Inc.[a]	7,200	61,100	68,300	68,300	294,264	2,497,157	2,791,421	2,791,421
Akorn, Inc.[a,b]	18,141	66,500	84,641	84,641	656,704	2,407,300	3,064,004	3,064,004
Align Technology, Inc.[a]	8,458	48,090	56,548	56,548	472,887	2,688,712	3,161,599	3,161,599
AMN Healthcare Services, Inc.[a]	0	96,460	96,460	96,460	0	1,890,616	1,890,616	1,890,616
Analogic Corporation	0	0	0	17,300	0	0	0	1,463,753
Atrion Corporation	0	0	0	7,400	0	0	0	2,516,074
Cardiovascular Systems, Inc.[a]	15,955	0	15,955	15,955	479,926	0	479,926	479,926
Centene Corporation[a]	4,793	0	4,793	4,793	497,753	0	497,753	497,753
Cyberonics, Inc.[a]	9,179	0	9,179	9,179	511,087	0	511,087	511,087
Depomed, Inc.[a]	37,870	0	37,870	37,870	610,086	0	610,086	610,086
ExamWorks Group, Inc.[a,b]	21,996	188,622	210,618	210,618	914,814	7,844,789	8,759,603	8,759,603
Furiex Pharmaceuticals, Inc. Contigent Value Right[a,e]	5,880	0	5,880	5,880	57,330	0	57,330	57,330
Halyard Health, Inc.[a,b]	0	0	0	71,800	0	0	0	3,264,746

Impax Laboratories, Inc.[a]	18,909	0	18,909	18,909	599,037	0	599,037	599,037
Ironwood Pharmaceuticals, Inc.[a]	31,054	0	31,054	31,054	475,747	0	475,747	475,747
LifePoint Hospitals, Inc.[a]	3,745	0	3,745	3,745	269,303	0	269,303	269,303
National Healthcare Corporation	0	0	0	44,300	0	0	0	2,783,812
Neurocrine Biosciences, Inc.[a]	20,564	111,400	131,964	131,964	459,400	2,488,676	2,948,076	2,948,076
NPS Pharmaceuticals, Inc.[a]	8,343	0	8,343	8,343	298,429	0	298,429	298,429
NuVasive, Inc.[a]	18,491	115,250	133,741	133,741	872,036	5,435,190	6,307,226	6,307,226
Puma Biotechnology, Inc.[a]	1,275	0	1,275	1,275	241,319	0	241,319	241,319
Team Health Holdings, Inc.[a]	11,085	0	11,085	11,085	637,720	0	637,720	637,720
Teleflex, Inc.	8,177	58,020	66,197	66,197	938,883	6,661,856	7,600,739	7,600,739
Triple-S Management Corporation[a]	0	0	0	96,000	0	0	0	2,295,360
Wellcare Health Plans, Inc.[a]	0	0	0	3,000	0	0	0	246,180
West Pharmaceutical Services, Inc.	0	0	0	120,900	0	0	0	6,436,716

Total Health Care					9,883,767	31,914,296	41,798,063	60,804,704

Industrials (21.1%)
A.O. Smith Corporation	0	0	0	82,600	0	0	0	4,659,466
Aegion Corporation[a]	0	0	0	101,000	0	0	0	1,879,610
Alaska Air Group, Inc.	0	0	0	153,200	0	0	0	9,155,232
Apogee Enterprises, Inc.	0	74,680	74,680	74,680	0	3,164,192	3,164,192	3,164,192
Applied Industrial Technologies, Inc.	0	0	0	41,000	0	0	0	1,869,190
Astec Industries, Inc.	0	0	0	42,700	0	0	0	1,678,537
Beacon Roofing Supply, Inc.[a]	0	0	0	148,000	0	0	0	4,114,400
Celadon Group, Inc.	0	0	0	82,196	0	0	0	1,865,027
Circor International, Inc.	0	0	0	42,100	0	0	0	2,537,788
CLARCOR, Inc.	0	98,510	98,510	98,510	0	6,564,706	6,564,706	6,564,706
Comfort Systems USA, Inc.	0	0	0	109,000	0	0	0	1,866,080
Curtiss-Wright Corporation	0	64,870	64,870	64,870	0	4,579,173	4,579,173	4,579,173
EMCOR Group, Inc.	0	205,304	205,304	205,304	0	9,133,975	9,133,975	9,133,975
ESCO Technologies, Inc.	0	0	0	80,400	0	0	0	2,966,760
Esterline Technologies Corporation[a]	0	51,600	51,600	51,600	0	5,659,488	5,659,488	5,659,488
Franklin Electric Company, Inc.	0	0	0	57,000	0	0	0	2,139,210
FTI Consulting, Inc.[a]	0	0	0	49,800	0	0	0	1,923,774
G & K Services, Inc.	0	0	0	67,000	0	0	0	4,746,950
Generac Holdings, Inc.[a]	5,170	0	5,170	5,170	241,749	0	241,749	241,749
Genesee & Wyoming, Inc.[a]	0	0	0	46,500	0	0	0	4,181,280
Gibraltar Industries, Inc.[a]	0	0	0	107,700	0	0	0	1,751,202
Granite Construction, Inc.	6,089	112,036	118,125	118,125	231,504	4,259,609	4,491,113	4,491,113
H&E Equipment Services, Inc.	8,979	0	8,979	8,979	252,220	0	252,220	252,220
Healthcare Services Group, Inc.	21,951	0	21,951	21,951	678,944	0	678,944	678,944
Heico Corporation	7,553	0	7,553	7,553	456,201	0	456,201	456,201
Hillenbrand, Inc.	0	0	0	24,200	0	0	0	834,900
HNI Corporation	0	120,340	120,340	120,340	0	6,144,560	6,144,560	6,144,560
Hub Group, Inc.[a]	0	0	0	45,000	0	0	0	1,713,600
Huron Consulting Group, Inc.[a]	5,866	0	5,866	5,866	401,176	0	401,176	401,176
Interface, Inc.	25,098	183,735	208,833	208,833	413,364	3,026,116	3,439,480	3,439,480
Kaman Corporation	0	0	0	52,000	0	0	0	2,084,680

Kforce, Inc.	0	0	0	128,200	0	0	0	3,093,466
Kirby Corporation[a]	0	0	0	37,300	0	0	0	3,011,602
Korn/Ferry International[a]	0	183,530	183,530	183,530	0	5,278,323	5,278,323	5,278,323
Kratos Defense & Security Solutions, Inc.[a]	0	0	0	13,100	0	0	0	65,762
Landstar System, Inc.	0	54,580	54,580	121,880	0	3,958,687	3,958,687	8,839,956
Luxfer Holdings plc ADR	0	0	0	50,000	0	0	0	746,500
MasTec, Inc.[a]	11,901	0	11,901	11,901	269,082	0	269,082	269,082
Matson, Inc.	0	0	0	79,100	0	0	0	2,730,532
Matthews International Corporation	0	0	0	77,800	0	0	0	3,786,526
McGrath Rentcorp	0	0	0	125,000	0	0	0	4,482,500
Middleby Corporation[a]	6,470	0	6,470	6,470	641,177	0	641,177	641,177
Mine Safety Appliances Company	0	0	0	43,700	0	0	0	2,320,033
Navigant Consulting, Inc.[a]	0	0	0	150,500	0	0	0	2,313,185
Nordson Corporation	0	0	0	33,500	0	0	0	2,611,660
On Assignment, Inc.[a]	18,893	0	18,893	18,893	627,059	0	627,059	627,059
PGT, Inc.[a]	16,293	0	16,293	16,293	156,902	0	156,902	156,902
Progressive Waste Solutions, Ltd.	0	200,880	200,880	200,880	0	6,042,470	6,042,470	6,042,470
Proto Labs, Inc.[a,b]	10,489	14,250	24,739	24,739	704,441	957,030	1,661,471	1,661,471
Quanex Building Products Corporation	0	0	0	28,500	0	0	0	535,230
RBCBearings, Inc.	0	0	0	15,600	0	0	0	1,006,668
Ritchie Brothers Auctioneers, Inc.[b]	13,436	139,570	153,006	153,006	361,294	3,753,037	4,114,331	4,114,331
Saia, Inc.[a]	9,272	0	9,272	9,272	513,298	0	513,298	513,298
Spirit Airlines, Inc.[a]	9,256	0	9,256	9,256	699,568	0	699,568	699,568
Sun Hydraulics Corporation	0	0	0	36,000	0	0	0	1,417,680
Swift Transportation Company[a]	16,322	0	16,322	16,322	467,299	0	467,299	467,299
Tennant Company	0	61,680	61,680	61,680	0	4,451,446	4,451,446	4,451,446
Universal Forest Products, Inc.	0	0	0	48,800	0	0	0	2,596,160
Universal Truckload Services, Inc.	0	0	0	63,600	0	0	0	1,813,236
UTI Worldwide, Inc.[a,b]	0	0	0	108,900	0	0	0	1,314,423
WageWorks, Inc.[a]	1,569	0	1,569	1,569	101,310	0	101,310	101,310
Waste Connections, Inc.	0	0	0	46,100	0	0	0	2,027,939
Watsco, Inc.	3,897	0	3,897	3,897	416,979	0	416,979	416,979
Watts Water Technologies, Inc.	4,522	0	4,522	4,522	286,876	0	286,876	286,876
Woodward, Inc.	0	0	0	46,800	0	0	0	2,303,964

Total Industrials					7,920,443	66,972,812	74,893,255	169,919,276

Information Technology (15.7%)
A10 Networks, Inc.[a]	14,779	0	14,779	14,779	64,436	0	64,436	64,436
Advanced Energy Industries, Inc.[a]	0	0	0	71,500	0	0	0	1,694,550
Ambarella, Inc.[a,b]	4,718	0	4,718	4,718	239,297	0	239,297	239,297
Applied Micro Circuits Corporation[a]	49,031	0	49,031	49,031	319,682	0	319,682	319,682
Applied Optoelectronics, Inc.[a]	7,599	0	7,599	7,599	85,261	0	85,261	85,261
Aspen Technology, Inc.[a]	13,209	0	13,209	13,209	462,579	0	462,579	462,579
Atmel Corporation[a]	0	368,050	368,050	368,050		3,089,780	3,089,780	3,089,780
Badger Meter, Inc.	0	0	0	9,900	0	0	0	587,565
Belden, Inc.	4,977	0	4,977	63,877	392,237	0	392,237	5,034,146
Broadridge Financial Solutions, Inc.	0	167,380	167,380	167,380	0	7,729,608	7,729,608	7,729,608

Brooks Automation, Inc.	0	0	0	111,800	0	0	0	1,425,450
Cabot Microelectronics Corporation[a]	0	0	0	67,900	0	0	0	3,213,028
Cardtronics, Inc.[a]	11,537	0	11,537	11,537	445,097	0	445,097	445,097
Cavium, Inc.[a]	6,956	0	6,956	6,956	430,020	0	430,020	430,020
ChannelAdvisor Corporation[a,b]	11,843	0	11,843	11,843	255,572	0	255,572	255,572
Cognex Corporation[a]	8,361	0	8,361	25,161	345,560	0	345,560	1,039,904
Coherent, Inc.[a]	4,374	0	4,374	4,374	265,589	0	265,589	265,589
Cohu, Inc.	0	0	0	69,500	0	0	0	827,050
Constant Contact, Inc.[a]	11,129	0	11,129	11,129	408,434	0	408,434	408,434
Cornerstone OnDemand, Inc.[a,b]	13,474	0	13,474	13,474	474,285	0	474,285	474,285
Dealertrack Technologies, Inc.[a]	10,819	0	10,819	10,819	479,390	0	479,390	479,390
Demandware, Inc.[a]	9,237	0	9,237	9,237	531,497	0	531,497	531,497
DST Systems, Inc.	8,233	87,510	95,743	95,743	775,137	8,239,066	9,014,203	9,014,203
Electro Rent Corporation	0	0	0	136,200	0	0	0	1,912,248
Electro Scientific Industries, Inc.	0	0	0	150,000	0	0	0	1,164,000
Electronics for Imaging, Inc.[a]	5,560	0	5,560	5,560	238,135	0	238,135	238,135
Entegris, Inc.[a]	0	0	0	70,200	0	0	0	927,342
Fabrinet[a]	0	0	0	102,000	0	0	0	1,809,480
FEI Company	0	45,000	45,000	45,000	0	4,065,750	4,065,750	4,065,750
Guidewire Software, Inc.[a]	17,434	79,660	97,094	97,094	882,683	4,033,186	4,915,869	4,915,869
HomeAway, Inc.[a]	11,956	0	11,956	11,956	356,050	0	356,050	356,050
Intersil Corporation	0	0	0	40,700	0	0	0	588,929
Intevac, Inc.[a]	0	0	0	185,000	0	0	0	1,437,450
Ixia[a]	0	0	0	170,400	0	0	0	1,917,000
Littelfuse, Inc.	0	0	0	22,100	0	0	0	2,136,407
Manhattan Associates, Inc.[a]	5,793	0	5,793	5,793	235,891	0	235,891	235,891
MaxLinear, Inc.[a]	38,128	0	38,128	38,128	282,529	0	282,529	282,529
Methode Electronics, Inc.	4,762	0	4,762	48,362	173,861	0	173,861	1,765,697
Monolithic Power Systems, Inc.	7,628	0	7,628	7,628	379,417	0	379,417	379,417
Newport Corporation[a]	0	0	0	42,000	0	0	0	802,620
Plantronics, Inc.	0	130,215	130,215	130,215	0	6,903,999	6,903,999	6,903,999
Progress Software Corporation[a]	0	0	0	81,100	0	0	0	2,191,322
Proofpoint, Inc.[a]	21,392	0	21,392	21,392	1,031,736	0	1,031,736	1,031,736
ShoreTel, Inc.[a]	0	0	0	202,900	0	0	0	1,491,315
Sonus Networks, Inc.[a]	0	0	0	330,000	0	0	0	1,310,100
SPS Commerce, Inc.[a]	1,038	0	1,038	1,038	58,782	0	58,782	58,782
Synaptics, Inc.[a]	2,564	0	2,564	2,564	176,506	0	176,506	176,506
Synnex Corporation	0	0	0	69,000	0	0	0	5,393,040
Teradyne, Inc.	0	0	0	81,000	0	0	0	1,602,990
Textura Corporation[a,b]	0	63,470	63,470	63,470	0	1,806,991	1,806,991	1,806,991
Tyler Technologies, Inc.[a]	1,588	0	1,588	1,588	173,791	0	173,791	173,791
Ubiquiti Networks, Inc.[b]	0	78,640	78,640	78,640	0	2,330,890	2,330,890	2,330,890
Ultimate Software Group, Inc.[a]	3,199	0	3,199	3,199	469,661	0	469,661	469,661
Virtusa Corporation[a]	18,346	149,952	168,298	168,298	764,478	6,248,500	7,012,978	7,012,978

Total Information Technology					11,197,593	44,447,770	55,645,363	95,005,338

Materials (4.5%)
American Vanguard Corporation[b]	0	0	0	61,200	0	0	0	711,144
AptarGroup, Inc.	0	0	0	74,000	0	0	0	4,946,160
Carpenter Technology Corporation	0	0	0	18,700	0	0	0	920,975
Chemtura Corporation[a,b]	13,531	64,400	77,931	77,931	334,622	1,592,612	1,927,234	1,927,234
Clearwater Paper Corporation[a]	0	0	0	50,500	0	0	0	3,461,775
Eagle Materials, Inc.	0	38,350	38,350	38,350	0	2,915,750	2,915,750	2,915,750
Franco-Nevada Corporation	0	0	0	25,100	0	0	0	1,235,988
Graphic Packaging Holding Company[a]	34,397	0	34,397	34,397	468,487	0	468,487	468,487
Horsehead Holding Corporation[a]	0	197,860	197,860	197,860	0	3,132,124	3,132,124	3,132,124
Innospec, Inc.	0	0	0	115,600	0	0	0	4,936,120
Materials Select Sector SPDR Fund	0	140,700	140,700	140,700	0	6,835,206	6,835,206	6,835,206
Minerals Technologies, Inc.	0	0	0	55,600	0	0	0	3,861,420
Myers Industries, Inc.	0	0	0	127,500	0	0	0	2,244,000
PolyOne Corporation	13,154	0	13,154	13,154	498,668	0	498,668	498,668
Ryerson Holding Corporation[a]	0	0	0	44,600	0	0	0	442,878
Schnitzer Steel Industries, Inc.	0	0	0	42,900	0	0	0	967,824
Stillwater Mining Company[a]	0	0	0	75,800	0	0	0	1,117,292
Wausau Paper Corporation	0	0	0	223,000	0	0	0	2,535,510

Total Materials					1,301,777	14,475,692	15,777,469	43,158,555

Telecommunications Services (0.0%)
Premiere Global Services, Inc.[a]	0	0	0	21,080	0	0	0	223,870

Total Telecommunications Services					—	—	—	223,870

Utilities (3.4%)
Black Hills Corporation	0	0	0	33,100	0	0	0	1,755,624
Cleco Corporation	0	0	0	106,000	0	0	0	5,781,240
El Paso Electric Company	0	0	0	71,000	0	0	0	2,844,260
Laclede Group, Inc.	0	30,750	30,750	30,750	0	1,635,900	1,635,900	1,635,900
NorthWestern Corporation	0	156,820	156,820	215,320	0	8,872,876	8,872,876	12,182,806
PNM Resources, Inc.	0	0	0	77,200	0	0	0	2,287,436
Portland General Electric Company	0	42,300	42,300	42,300	0	1,600,209	1,600,209	1,600,209
Southwest Gas Corporation	0	0	0	69,700	0	0	0	4,308,157

Total Utilities					—	12,108,985	12,108,985	32,395,632

								—

$247,791,572, Combined Portfolio Cost $290,528,668, Combined Portfolios Cost $531,131,507)					46,633,382	298,340,949	344,974,331	718,505,612

Preferred Stock (0.0%)
Health Care (0.0%)
National Healthcare Corporation, Convertible[c]	0	0	0	43,967	0	0	0	683,687

Total Health Care					—	—	—	683,687

Combined Portfolio Cost $0, Combined Portfolios Cost $594,223)					—	—	—	683,687

Collateral Held for Securities Loaned (8.%)
Thrivent Cash Management Trust	4,013,248	24,447,972	28,461,220	41,131,870	4,013,248	24,447,972	28,461,220	41,131,870

(Cost $4,013,248, Cost $24,447,972, Combined Portfolio Cost $28,461,220, Combined Portfolios Cost $41,131,870)					4,013,248	24,447,972	28,461,220	41,131,870

Short-Term Investments (4.4%)[d]
Thrivent Cash Management Trust 0.060%	1,581,539	14,077,311	15,658,850	30,301,375	1,581,539	14,077,311	15,658,850	30,301,375

cost)					1,581,539	14,077,311	15,658,850	30,301,375

Total Investments (Cost $48,331,883, Cost $286,316,855, Combined Portfolio Cost $334,648,738, Combined Portfolios Cost					52,228,169	336,866,232	389,094,401	790,622,544

Other Assets and Liabilities, Net (-9.9%)					(4,427,143)	(30,528,197)	(34,955,340)	(47,850,877)

Total Net Assets 100.0%					47,801,026	306,338,035	354,139,061	742,771,667

(a)	Non-income producing security.
(b)	All or a portion of the security is on loan.
(c)	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
(d)	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
(e)	Security is valued at fair value. Market quotations or prices were not readily available or were determined to be unreliable. Fair value was determined in good faith pursuant to procedures adopted by the Board. Further information on fair valuation can be found in section (2)(A) of the Notes to Financial Statements.

Definitions:

ADR - American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

ETF - Exchange Traded Fund

Partner Small Cap Growth Portfolio

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Partner Small Cap Growth Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	7,407,196	7,407,196	—	—
Consumer Staples	1,603,865	1,603,865	—	—
Energy	1,533,297	1,533,297	—	—
Financials	5,785,444	5,785,444	—	—
Health Care	9,883,767	9,826,437	—	57,330
Industrials	7,920,443	7,920,443	—	—
Information Technology	11,197,593	11,197,593	—	—
Materials	1,301,777	1,301,777	—	—
Telecommunications Services	—	—	—	—
Utilities	—	—	—	—
Preferred Stock	—	—	—	—
Health Care	—	—	—	—
Collateral Held for Securities Loaned	4,013,248	4,013,248	—	—
Short-Term Investments	1,581,539	1,581,539	—	—

Total	$52,228,169	$52,170,839	$—	$57,330

There were no significant transfers between Levels during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

Small Cap Stock Portfolio

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Small Cap Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	42,014,159	42,014,159	—	—
Consumer Staples	11,380,263	11,380,263	—	—
Energy	8,619,687	7,209,170	1,410,517	—
Financials	66,407,285	66,407,285	—	—
Health Care	31,914,296	31,914,296	—	—
Industrials	66,972,812	66,972,812	—	—
Information Technology	44,447,770	44,447,770	—	—
Materials	14,475,692	14,475,692	—	—
Telecommunications Services	—	—	—	—
Utilities	12,108,985	12,108,985	—	—
Preferred Stock	—	—	—	—
Health Care	—	—	—	—
Collateral Held for Securities Loaned	24,447,972	24,447,972	—	—
Short-Term Investments	14,077,311	14,077,311	—	—

Total	$336,866,232	$335,455,715	$1,410,517	$—

There were no significant transfers between Levels during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

Combined Pro Forma (assuming merger with Target Portfolio)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Small Cap Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	49,421,355	49,421,355	—	—
Consumer Staples	12,984,128	12,984,128	—	—
Energy	10,152,984	8,742,467	1,410,517	—
Financials	72,192,729	72,192,729	—	—
Health Care	41,798,063	41,740,733	—	57,330
Industrials	74,893,255	74,893,255	—	—
Information Technology	55,645,363	55,645,363	—	—
Materials	15,777,469	15,777,469	—	—
Telecommunications Services	—	—	—	—
Utilities	12,108,985	12,108,985	—	—
Preferred Stock	—	—	—	—
Health Care	—	—	—	—
Collateral Held for Securities Loaned	28,461,220	28,461,220	—	—
Short-Term Investments	15,658,850	15,658,850	—	—

Total	$389,094,401	$387,626,554	$1,410,517	$57,330

There were no significant transfers between Levels during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

Partner Small Cap Growth Portfolio

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Small Cap Growth Portfolio, is as follows:

Portfolio	Value December 31, 2013	Gross Purchases	Gross Sales	Shares Held at December 31, 2014	Value December 31, 2014	Income Earned January 1, 2014 - December 31, 2014
Cash Management Trust- Collateral Investment	$29,633,978	$172,018,613	$197,639,343	4,013,248	$4,013,248	$78,263
Cash Management Trust- Short Term Investment	5,913,423	77,191,758	81,523,642	1,581,539	1,581,539	3,783
Total Value and Income Earned	35,547,401				5,594,787	82,046

Small Cap Stock Portfolio

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Small Cap Stock Portfolio, is as follows:

Portfolio	Value December 31, 2013	Gross Purchases	Gross Sales	Shares Held at December 31, 2014	Value December 31, 2014	Income Earned January 1, 2014 - December 31, 2014
Cash Management Trust- Collateral Investment	$25,019,444	$105,537,202	$106,108,674	24,447,972	$24,447,972	$373,549
Cash Management Trust- Short Term Investment	25,721,345	128,823,821	140,467,855	14,077,311	14,077,311	8,120
Total Value and Income Earned	50,740,789				38,525,283	381,669

Combined Pro Forma (assuming merger with Target Portfolio)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer,

A summary of transactions for the fiscal year to date, in Small Cap Stock Portfolio, is as follows:

Portfolio	Value December 31, 2013	Gross Purchases	Gross Sales	Shares Held at December 31, 2014	Value December 31, 2014	Income Earned January 1, 2014 - December 31, 2014
Cash Management Trust- Collateral Investment	$54,653,422	$277,555,815	$303,748,017	$28,461,220	$28,461,220	$451,812
Cash Management Trust- Short Term Investment	$31,634,768	$206,015,579	$221,991,497	$15,658,850	$15,658,850	$11,903
Total Value and Income Earned	86,288,190				44,120,070	463,715

Small Cap Stock Portfolio

The following table summarizes the net realized gains/ (losses) and Statement of Operations location, for the period ended December 31, 2014, for Small Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/ (losses) on Futures contracts	-585,340
Total Equity Contracts		-585,340

Total		$(585,340)

The following table summarizes the change in net unrealized appreciation/ (depreciation) and Statement of Operations location, for the period ended December 31, 2014, for Small Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	-1,194,990
Total Equity Contracts		-1,194,990

Total		$(1,194,990)

The following table presents Small Cap Stock Portfolio’s average volume of derivative activity during the period ended December 31, 2014.

	Futures	Futures
Derivative Risk Category	(Notional)*	(Percentage of Average Net Assets)
Equity Contracts	$10,008,634	3.10%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Pro Forma Combined Schedule of Investments - December 31, 2014

Thrivent Partner Small Cap Value Portfolio and Thrivent Small Cap Stock Portfolio

Common Stock (96.7%)	Partner Small Cap Value Portfolio Shares	Small Cap Stock Portfolio Shares	Combined Pro Forma Shares (assuming merger with one Target Portfolio)	Combined Pro Forma Shares (assuming merger with two Target Portfolios)	Partner Small Cap Value Portfolio Value	Small Cap Stock Portfolio Value	Combined Pro Forma Value (assuming merger with one Target Portfolio)	Combined Pro Forma Value (assuming merger with two Target Portfolios)
Consumer Discretionary (13.3%)
Aaron’s, Inc.	218,000	53,100	271,100	271,100	$6,664,260	1,623,267	8,287,527	8,287,527
American Public Education, Inc.[a]	37,800	0	37,800	37,800	1,393,686	0	1,393,686	1,393,686
Ascent Capital Group, Inc.[a]	13,400	0	13,400	13,400	709,262	0	709,262	709,262
Brunswick Corporation	41,800	0	41,800	55,223	2,142,668	0	2,142,668	2,830,731
Burlington Stores, Inc.[a]	0	0	0	12,002	0	0	0	567,214
Cheesecake Factory, Inc.	0	99,490	99,490	99,490	0	5,005,342	5,005,342	5,005,342
Chuy’s Holdings, Inc.[a]	0	0	0	3,995	0	0	0	78,582
Core-Mark Holding Company, Inc.	0	0	0	7,306	0	0	0	452,461
Crocs, Inc.[a]	66,600	0	66,600	66,600	831,834	0	831,834	831,834
CSS Industries, Inc.	59,000	0	59,000	59,000	1,630,760	0	1,630,760	1,630,760
Culp, Inc.	72,200	0	72,200	72,200	1,565,296	0	1,565,296	1,565,296
Del Frisco’s Restaurant Group, Inc.[a]	0	0	0	17,246	0	0	0	409,420
Dorman Products, Inc.[a,b]	60,800	0	60,800	60,800	2,934,816	0	2,934,816	2,934,816
Drew Industries, Inc.[a]	82,800	0	82,800	82,800	4,228,596	0	4,228,596	4,228,596
Ethan Allen Interiors, Inc.[b]	65,600	0	65,600	65,600	2,031,632	0	2,031,632	2,031,632
Five Below, Inc.[a,b]	0	0	0	9,375	0	0	0	382,781
Fred’s, Inc.	87,900	0	87,900	87,900	1,530,339	0	1,530,339	1,530,339
G-III Apparel Group, Ltd.[a]	0	47,580	47,580	55,850	0	4,806,056	4,806,056	5,641,409
Haverty Furniture Companies, Inc.	101,000	0	101,000	101,000	2,223,010	0	2,223,010	2,223,010
Hooker Furniture Corporation	41,400	0	41,400	41,400	710,838	0	710,838	710,838
Houghton Mifflin Harcourt Company[a]	0	238,070	238,070	238,070	0	4,930,429	4,930,429	4,930,429
Imax Corporation[a]	0	0	0	10,036	0	0	0	310,112
Interval Leisure Group, Inc.	9,000	0	9,000	9,000	188,010	0	188,010	188,010
Kate Spade & Company[a]	0	0	0	19,696	0	0	0	630,469
Lithia Motors, Inc.	0	0	0	3,099	0	0	0	268,652
M/I Homes, Inc.[a]	63,800	0	63,800	63,800	1,464,848	0	1,464,848	1,464,848
MDC Partners, Inc.	0	252,051	252,051	252,051	0	5,726,599	5,726,599	5,726,599
Meritage Homes Corporation[a]	83,100	0	83,100	83,100	2,990,769	0	2,990,769	2,990,769
Modine Manufacturing Company[a]	147,200	0	147,200	147,200	2,001,920	0	2,001,920	2,001,920
National CineMedia, Inc.	16,700	0	16,700	16,700	239,979	0	239,979	239,979
New Media Investment Group, Inc.	87,600	0	87,600	87,600	2,069,988	0	2,069,988	2,069,988
NutriSystem, Inc.	0	274,720	274,720	274,720	0	5,370,776	5,370,776	5,370,776
Orient-Express Hotels, Ltd.[a]	57,600	0	57,600	57,600	712,512	0	712,512	712,512
Oxford Industries, Inc.	0	63,400	63,400	75,249	0	3,500,314	3,500,314	4,154,497

Papa John’s International, Inc.	0	65,380	65,380	65,380	0	3,648,204	3,648,204	3,648,204
Pier 1 Imports, Inc.	162,950	0	162,950	162,950	2,509,430	0	2,509,430	2,509,430
Quiksilver, Inc.a,[b]	306,300	0	306,300	306,300	676,923	0	676,923	676,923
Red Robin Gourmet Burgers, Inc.[a]	16,700	0	16,700	22,392	1,285,482	0	1,285,482	1,723,624
Restoration Hardware Holdings, Inc.a,[b]	0	0	0	3,026	0	0	0	290,526
Shiloh Industries, Inc.[a]	126,400	0	126,400	126,400	1,988,272	0	1,988,272	1,988,272
Shutterfly, Inc.[a]	0	0	0	1,886	0	0	0	78,637
Skechers USA, Inc.[a]	0	0	0	5,995	0	0	0	331,224
Sportsman’s Warehouse Holdings, Inc.[a],[b]	190,200	0	190,200	190,200	1,392,264	0	1,392,264	1,392,264
Stein Mart, Inc.	179,000	0	179,000	179,000	2,616,980	0	2,616,980	2,616,980
Steven Madden, Ltd.[a]	43,200	0	43,200	43,200	1,375,056	0	1,375,056	1,375,056
Tenneco, Inc.[a]	0	0	0	8,958	0	0	0	507,112
Tuesday Morning Corporationa,[b]	0	341,160	341,160	341,160	0	7,403,172	7,403,172	7,403,172
Vail Resorts, Inc.	0	0	0	5,314	0	0	0	484,265

Total Consumer Discretionary					50,109,430	42,014,159	92,123,589	99,530,785

Consumer Staples (2.2%)
Alliance One International, Inc.[a]	249,600	0	249,600	249,600	394,368	0	394,368	394,368
B&G Foods, Inc.	0	0	0	4,350	0	0	0	130,065
Boston Beer Company, Inc.a,[b]	0	0	0	1,883	0	0	0	545,204
Natural Grocers by Vitamin Cottage, Inc.a,[b]	0	0	0	6,780	0	0	0	190,993
Pinnacle Foods, Inc.	29,500	0	29,500	29,500	1,041,350	0	1,041,350	1,041,350
Spartannash Company	95,400	0	95,400	95,400	2,493,756	0	2,493,756	2,493,756
TreeHouse Foods, Inc.[a]	0	71,360	71,360	71,360	0	6,103,421	6,103,421	6,103,421
United Natural Foods, Inc.[a]	0	0	0	9,539	0	0	0	737,603
WhiteWave Foods Company[a]	0	150,810	150,810	150,810	0	5,276,842	5,276,842	5,276,842

Total Consumer Staples					3,929,474	11,380,263	15,309,737	16,913,602

Energy (2.8%)
Atwood Oceanics, Inc.[a]	36,700	0	36,700	36,700	1,041,179	0	1,041,179	1,041,179
Bristow Group, Inc.	12,300	0	12,300	12,300	809,217	0	809,217	809,217
CARBO Ceramics, Inc.[b]	24,500	0	24,500	24,500	981,225	0	981,225	981,225
Clayton Williams Energy, Inc.[a]	15,200	0	15,200	15,200	969,760	0	969,760	969,760
Cloud Peak Energy, Inc.[a]	119,600	0	119,600	119,600	1,097,928	0	1,097,928	1,097,928
Diamondback Energy, Inc.[a]	0	0	0	1,500	0	0	0	89,670
Gulf Island Fabrication, Inc.	37,825	0	37,825	37,825	733,427	0	733,427	733,427
Market Vectors Oil Service ETF	0	100,910	100,910	100,910	0	3,624,687	3,624,687	3,624,687
Oasis Petroleum, Inc.[a]	0	111,400	111,400	125,011	0	1,842,556	1,842,556	2,067,682
PDC Energy, Inc.[a]	26,300	0	26,300	27,654	1,085,401	0	1,085,401	1,141,280
Penn Virginia Corporation[a]	0	0	0	27,269	0	0	0	182,157
Rex Energy Corporationa,[b]	0	89,670	89,670	109,368	0	457,317	457,317	557,777
Rosetta Resources, Inc.[a]	0	57,580	57,580	57,580	0	1,284,610	1,284,610	1,284,610
SemGroup Corporation	0	0	0	4,964	0	0	0	339,488

Teekay Tankers, Ltd.[b]	398,200	0	398,200	398,200	2,014,892	0	2,014,892	2,014,892
Tesco Corporation	93,800	0	93,800	93,800	1,202,516	0	1,202,516	1,202,516
Tetra Technologies, Inc.[a]	152,900	0	152,900	152,900	1,021,372	0	1,021,372	1,021,372
Trinidad Drilling, Ltd.	0	315,142	315,142	315,142	0	1,410,517	1,410,517	1,410,517
U.S. Silica Holdings, Inc.[b]	0	0	0	14,422	0	0	0	370,501
Whiting Petroleum Corporation[a]	0	0	0	5,152	0	0	0	170,016

Total Energy					10,956,917	8,619,687	19,576,604	21,109,901

Financials (25.0%)
Affiliated Managers Group, Inc.[a]	0	25,756	25,756	25,756	0	5,466,453	5,466,453	5,466,453
Allied World Assurance Company Holdings AG	0	39,970	39,970	39,970	0	1,515,662	1,515,662	1,515,662
American Assets Trust, Inc.	0	62,040	62,040	62,040	0	2,469,812	2,469,812	2,469,812
Ares Capital Corporation	146,800	0	146,800	146,800	2,290,814	0	2,290,814	2,290,814
Argo Group International Holdings, Ltd.	0	39,139	39,139	39,139	0	2,171,040	2,171,040	2,171,040
Associated Estates Realty Corporation	76,100	0	76,100	76,100	1,766,281	0	1,766,281	1,766,281
Assured Guaranty, Ltd.	61,600	100,080	161,680	161,680	1,600,984	2,601,079	4,202,063	4,202,063
Bank of the Ozarks, Inc.	0	0	0	14,577	0	0	0	552,760
BBCN Bancorp, Inc.	107,800	161,950	269,750	269,750	1,550,164	2,328,841	3,879,005	3,879,005
Catchmark Timber Trust, Inc.	63,850	0	63,850	63,850	722,782	0	722,782	722,782
CBL & Associates Properties, Inc.	161,800	0	161,800	161,800	3,142,156	0	3,142,156	3,142,156
Cedar Realty Trust, Inc.	210,800	0	210,800	210,800	1,547,272	0	1,547,272	1,547,272
Chesapeake Lodging Trust	0	0	0	11,324	0	0	0	421,366
CNO Financial Group, Inc.	0	355,640	355,640	355,640	0	6,124,121	6,124,121	6,124,121
CoBiz Financial, Inc.	420,000	0	420,000	420,000	5,514,600	0	5,514,600	5,514,600
Columbia Banking System, Inc.	88,300	0	88,300	88,300	2,437,963	0	2,437,963	2,437,963
Compass Diversified Holdings	98,018	0	98,018	98,018	1,592,793	0	1,592,793	1,592,793
East West Bancorp, Inc.	173,400	0	173,400	173,400	6,712,314	0	6,712,314	6,712,314
Education Realty Trust, Inc.	0	51,930	51,930	51,930	0	1,900,119	1,900,119	1,900,119
Employers Holdings, Inc.	97,410	0	97,410	97,410	2,290,109	0	2,290,109	2,290,109
Enstar Group, Ltd.[a]	3,500	0	3,500	3,500	535,115	0	535,115	535,115
Essent Group, Ltd.[a]	0	0	0	17,637	0	0	0	453,447
Evercore Partners, Inc.	0	0	0	12,487	0	0	0	653,944
Extra Space Storage, Inc.	0	30,990	30,990	30,990	0	1,817,254	1,817,254	1,817,254
First Potomac Realty Trust	199,300	0	199,300	199,300	2,463,348	0	2,463,348	2,463,348
Forestar Real Estate Group, Inc.[a]	24,100	0	24,100	24,100	371,140	0	371,140	371,140
Glacier Bancorp, Inc.	135,600	0	135,600	135,600	3,765,612	0	3,765,612	3,765,612
Golub Capital BDC, Inc.	100,000	0	100,000	100,000	1,793,000	0	1,793,000	1,793,000
Hanmi Financial Corporation	0	235,670	235,670	245,809	0	5,139,963	5,139,963	5,361,095
Hatteras Financial Corporation	125,600	0	125,600	125,600	2,314,808	0	2,314,808	2,314,808
HCC Insurance Holdings, Inc.	0	57,820	57,820	57,820	0	3,094,526	3,094,526	3,094,526
Hercules Technology Growth Capital, Inc.	200,000	0	200,000	200,000	2,976,000	0	2,976,000	2,976,000
Home Bancshares, Inc.	120,000	0	120,000	120,000	3,859,200	0	3,859,200	3,859,200
Home Properties, Inc.	26,500	0	26,500	26,500	1,738,400	0	1,738,400	1,738,400

iShares Russell 2000 Growth Index Fund	0	0	0	14,989	0	0	0	2,134,134
iShares Russell 2000 Index Fund	0	51,300	51,300	51,300	0	6,139,071	6,139,071	6,139,071
iShares Russell 2000 Value Index Fund	21,500	0	21,500	21,500	2,186,120	0	2,186,120	2,186,120
Janus Capital Group, Inc.	89,400	0	89,400	89,400	1,442,022	0	1,442,022	1,442,022
JMP Group, Inc.	67,000	0	67,000	67,000	510,540	0	510,540	510,540
Kennedy-Wilson Holdings, Inc.	0	0	0	18,555	0	0	0	469,442
Kilroy Realty Corporation	26,500	0	26,500	26,500	1,830,355	0	1,830,355	1,830,355
Kite Realty Group Trust	92,750	0	92,750	92,750	2,665,635	0	2,665,635	2,665,635
LaSalle Hotel Properties	94,300	0	94,300	94,300	3,816,321	0	3,816,321	3,816,321
Main Street Capital Corporation	29,500	0	29,500	29,500	862,580	0	862,580	862,580
Meadowbrook Insurance Group, Inc.	211,700	0	211,700	211,700	1,790,982	0	1,790,982	1,790,982
National Interstate Corporation	70,000	0	70,000	70,000	2,086,000	0	2,086,000	2,086,000
PacWest Bancorp	0	79,710	79,710	90,461	0	3,623,617	3,623,617	4,112,357
Parkway Properties, Inc.	0	89,980	89,980	89,980	0	1,654,732	1,654,732	1,654,732
Pebblebrook Hotel Trust	0	92,520	92,520	92,520	0	4,221,688	4,221,688	4,221,688
Piper Jaffray Companies[a]	19,900	0	19,900	19,900	1,155,991	0	1,155,991	1,155,991
Potlatch Corporation	61,200	0	61,200	61,200	2,562,444	0	2,562,444	2,562,444
ProAssurance Corporation	146,000	0	146,000	146,000	6,591,900	0	6,591,900	6,591,900
PS Business Parks, Inc.	14,200	0	14,200	14,200	1,129,468	0	1,129,468	1,129,468
Radian Group, Inc.[b]	138,200	0	138,200	138,200	2,310,704	0	2,310,704	2,310,704
Redwood Trust, Inc.	213,200	0	213,200	213,200	4,200,040	0	4,200,040	4,200,040
Safeguard Scientifics, Inc.[a]	96,600	0	96,600	96,600	1,914,612	0	1,914,612	1,914,612
Safety Insurance Group, Inc.	6,200	0	6,200	6,200	396,862	0	396,862	396,862
Sandy Spring Bancorp, Inc.	126,400	0	126,400	126,400	3,296,512	0	3,296,512	3,296,512
State Auto Financial Corporation	53,700	0	53,700	53,700	1,193,214	0	1,193,214	1,193,214
Strategic Hotels & Resorts, Inc.[a]	129,500	0	129,500	129,500	1,713,285	0	1,713,285	1,713,285
SVB Financial Group[a]	39,000	13,270	52,270	52,270	4,526,730	1,540,249	6,066,979	6,066,979
Synovus Financial Corporation	0	242,850	242,850	242,850	0	6,578,807	6,578,807	6,578,807
TCP Capital Corporation	67,685	0	67,685	67,685	1,135,754	0	1,135,754	1,135,754
Terreno Realty Corporation	0	147,860	147,860	147,860	0	3,050,352	3,050,352	3,050,352
Texas Capital Bancshares, Inc.[a]	0	27,070	27,070	27,070	0	1,470,713	1,470,713	1,470,713
THL Credit, Inc.	90,300	0	90,300	90,300	1,061,928	0	1,061,928	1,061,928
Washington Real Estate Investment Trust	70,300	0	70,300	70,300	1,944,498	0	1,944,498	1,944,498
Western Alliance Bancorp[a]	0	125,870	125,870	139,916	0	3,499,186	3,499,186	3,889,665
Wintrust Financial Corporation	84,300	0	84,300	84,300	3,941,868	0	3,941,868	3,941,868

Total Financials					107,251,220	66,407,285	173,658,505	179,443,949

Health Care (7.3%)
Acadia Healthcare Company, Inc.[a]	0	0	0	9,754	0	0	0	597,042
Acorda Therapeutics, Inc.[a]	0	61,100	61,100	68,300	0	2,497,157	2,497,157	2,791,421
Akorn, Inc.a,[b]	0	66,500	66,500	84,641	0	2,407,300	2,407,300	3,064,004
Align Technology, Inc.[a]	0	48,090	48,090	56,548	0	2,688,712	2,688,712	3,161,599
AMN Healthcare Services, Inc.[a]	0	96,460	96,460	96,460	0	1,890,616	1,890,616	1,890,616
Analogic Corporation	17,300	0	17,300	17,300	1,463,753	0	1,463,753	1,463,753

Atrion Corporation	7,400	0	7,400	7,400	2,516,074	0	2,516,074	2,516,074
Cardiovascular Systems, Inc.[a]	0	0	0	15,955	0	0	0	479,926
Centene Corporation[a]	0	0	0	4,793	0	0	0	497,753
Cyberonics, Inc.[a]	0	0	0	9,179	0	0	0	511,087
Depomed, Inc.[a]	0	0	0	37,870	0	0	0	610,086
ExamWorks Group, Inc.[a,b]	0	188,622	188,622	210,618	0	7,844,789	7,844,789	8,759,603
Furiex Pharmaceuticals, Inc. Contigent Value Right[a,e]	0	0	0	5,880	0	0	0	57,330
Halyard Health, Inc.[a,b]	71,800	0	71,800	71,800	3,264,746	0	3,264,746	3,264,746
Impax Laboratories, Inc.[a]	0	0	0	18,909	0	0	0	599,037
Ironwood Pharmaceuticals, Inc.[a]	0	0	0	31,054	0	0	0	475,747
LifePoint Hospitals, Inc.[a]	0	0	0	3,745	0	0	0	269,303
National Healthcare Corporation	44,300	0	44,300	44,300	2,783,812	0	2,783,812	2,783,812
Neurocrine Biosciences, Inc.[a]	0	111,400	111,400	131,964	0	2,488,676	2,488,676	2,948,076
NPS Pharmaceuticals, Inc.[a]	0	0	0	8,343	0	0	0	298,429
NuVasive, Inc.[a]	0	115,250	115,250	133,741	0	5,435,190	5,435,190	6,307,226
Puma Biotechnology, Inc.[a]	0	0	0	1,275	0	0	0	241,319
Team Health Holdings, Inc.[a]	0	0	0	11,085	0	0	0	637,720
Teleflex, Inc.	0	58,020	58,020	66,197	0	6,661,856	6,661,856	7,600,739
Triple-S Management Corporation[a]	96,000	0	96,000	96,000	2,295,360	0	2,295,360	2,295,360
Wellcare Health Plans, Inc.[a]	3,000	0	3,000	3,000	246,180	0	246,180	246,180
West Pharmaceutical Services, Inc.	120,900	0	120,900	120,900	6,436,716	0	6,436,716	6,436,716

Total Health Care					19,006,641	31,914,296	50,920,937	60,804,704

Industrials (23.3%)
A.O. Smith Corporation	82,600	0	82,600	82,600	4,659,466	0	4,659,466	4,659,466
Aegion Corporation[a]	101,000	0	101,000	101,000	1,879,610	0	1,879,610	1,879,610
Alaska Air Group, Inc.	153,200	0	153,200	153,200	9,155,232	0	9,155,232	9,155,232
Apogee Enterprises, Inc.	0	74,680	74,680	74,680	0	3,164,192	3,164,192	3,164,192
Applied Industrial Technologies, Inc.	41,000	0	41,000	41,000	1,869,190	0	1,869,190	1,869,190
Astec Industries, Inc.	42,700	0	42,700	42,700	1,678,537	0	1,678,537	1,678,537
Beacon Roofing Supply, Inc.[a]	148,000	0	148,000	148,000	4,114,400	0	4,114,400	4,114,400
Celadon Group, Inc.	82,196	0	82,196	82,196	1,865,027	0	1,865,027	1,865,027
Circor International, Inc.	42,100	0	42,100	42,100	2,537,788	0	2,537,788	2,537,788
CLARCOR, Inc.	0	98,510	98,510	98,510	0	6,564,706	6,564,706	6,564,706
Comfort Systems USA, Inc.	109,000	0	109,000	109,000	1,866,080	0	1,866,080	1,866,080
Curtiss-Wright Corporation	0	64,870	64,870	64,870	0	4,579,173	4,579,173	4,579,173
EMCOR Group, Inc.	0	205,304	205,304	205,304	0	9,133,975	9,133,975	9,133,975
ESCO Technologies, Inc.	80,400	0	80,400	80,400	2,966,760	0	2,966,760	2,966,760

Esterline Technologies Corporation[a]	0	51,600	51,600	51,600	0	5,659,488	5,659,488	5,659,488
Franklin Electric Company, Inc.	57,000	0	57,000	57,000	2,139,210	0	2,139,210	2,139,210
FTI Consulting, Inc.[a]	49,800	0	49,800	49,800	1,923,774	0	1,923,774	1,923,774
G & K Services, Inc.	67,000	0	67,000	67,000	4,746,950	0	4,746,950	4,746,950
Generac Holdings, Inc.[a]	0		0	5,170	0		0	241,749
Genesee & Wyoming, Inc.[a]	46,500	0	46,500	46,500	4,181,280	0	4,181,280	4,181,280
Gibraltar Industries, Inc.[a]	107,700	0	107,700	107,700	1,751,202	0	1,751,202	1,751,202
Granite Construction, Inc.	0	112,036	112,036	118,125	0	4,259,609	4,259,609	4,491,113
H&E Equipment Services, Inc.	0	0	0	8,979	0	0	0	252,220
Healthcare Services Group, Inc.	0	0	0	21,951	0	0	0	678,944
Heico Corporation	0	0	0	7,553	0	0	0	456,201
Hillenbrand, Inc.	24,200	0	24,200	24,200	834,900	0	834,900	834,900
HNI Corporation	0	120,340	120,340	120,340	0	6,144,560	6,144,560	6,144,560
Hub Group, Inc.[a]	45,000	0	45,000	45,000	1,713,600	0	1,713,600	1,713,600
Huron Consulting Group, Inc.[a]	0	0	0	5,866	0	0	0	401,176
Interface, Inc.	0	183,735	183,735	208,833	0	3,026,116	3,026,116	3,439,480
Kaman Corporation	52,000	0	52,000	52,000	2,084,680	0	2,084,680	2,084,680
Kforce, Inc.	128,200	0	128,200	128,200	3,093,466	0	3,093,466	3,093,466
Kirby Corporation[a]	37,300	0	37,300	37,300	3,011,602	0	3,011,602	3,011,602
Korn/Ferry International[a]	0	183,530	183,530	183,530	0	5,278,323	5,278,323	5,278,323
Kratos Defense & Security Solutions, Inc.[a]	13,100	0	13,100	13,100	65,762	0	65,762	65,762
Landstar System, Inc.	67,300	54,580	121,880	121,880	4,881,269	3,958,687	8,839,956	8,839,956
Luxfer Holdings plc ADR	50,000	0	50,000	50,000	746,500	0	746,500	746,500
MasTec, Inc.[a]	0	0	0	11,901	0	0	0	269,082
Matson, Inc.	79,100	0	79,100	79,100	2,730,532	0	2,730,532	2,730,532
Matthews International Corporation	77,800	0	77,800	77,800	3,786,526	0	3,786,526	3,786,526
McGrath Rentcorp	125,000	0	125,000	125,000	4,482,500	0	4,482,500	4,482,500
Middleby Corporation[a]	0	0	0	6,470	0	0	0	641,177
Mine Safety Appliances Company	43,700	0	43,700	43,700	2,320,033	0	2,320,033	2,320,033
Navigant Consulting, Inc.[a]	150,500	0	150,500	150,500	2,313,185	0	2,313,185	2,313,185
Nordson Corporation	33,500	0	33,500	33,500	2,611,660	0	2,611,660	2,611,660
On Assignment, Inc.[a]	0	0	0	18,893	0	0	0	627,059
PGT, Inc.[a]	0	0	0	16,293	0	0	0	156,902
Progressive Waste Solutions, Ltd.	0	200,880	200,880	200,880	0	6,042,470	6,042,470	6,042,470
Proto Labs, Inc.[a,b]	0	14,250	14,250	24,739	0	957,030	957,030	1,661,471
Quanex Building Products Corporation	28,500	0	28,500	28,500	535,230	0	535,230	535,230
RBC Bearings, Inc.	15,600	0	15,600	15,600	1,006,668	0	1,006,668	1,006,668
Ritchie Brothers Auctioneers, Inc.[b]	0	139,570	139,570	153,006	0	3,753,037	3,753,037	4,114,331
Saia, Inc.[a]	0	0	0	9,272	0	0	0	513,298
Spirit Airlines, Inc.[a]	0	0	0	9,256	0	0	0	699,568
Sun Hydraulics Corporation	36,000	0	36,000	36,000	1,417,680	0	1,417,680	1,417,680
Swift Transportation Company[a]	0	0	0	16,322	0	0	0	467,299

Tennant Company	0	61,680	61,680	61,680	0	4,451,446	4,451,446	4,451,446
Universal Forest Products, Inc.	48,800	0	48,800	48,800	2,596,160	0	2,596,160	2,596,160
Universal Truckload Services, Inc.	63,600	0	63,600	63,600	1,813,236	0	1,813,236	1,813,236
UTI Worldwide, Inc.[a,b]	108,900	0	108,900	108,900	1,314,423	0	1,314,423	1,314,423
WageWorks, Inc.[a]	0	0	0	1,569	0	0	0	101,310
Waste Connections, Inc.	46,100	0	46,100	46,100	2,027,939	0	2,027,939	2,027,939
Watsco, Inc.	0	0	0	3,897	0	0	0	416,979
Watts Water Technologies, Inc.	0	0	0	4,522	0	0	0	286,876
Woodward, Inc.	46,800	0	46,800	46,800	2,303,964	0	2,303,964	2,303,964

Total Industrials					95,026,021	66,972,812	161,998,833	169,919,276

Information Technology (12.1%)
A10 Networks, Inc.[a]	0	0	0	14,779	0	0	0	64,436
Advanced Energy Industries, Inc.[a]	71,500	0	71,500	71,500	1,694,550	0	1,694,550	1,694,550
Ambarella, Inc.[a,b]	0	0	0	4,718	0	0	0	239,297
Applied Micro Circuits Corporation[a]	0	0	0	49,031	0	0	0	319,682
Applied Optoelectronics, Inc.[a]	0	0	0	7,599	0	0	0	85,261
Aspen Technology, Inc.[a]	0	0	0	13,209	0	0	0	462,579
Atmel Corporation[a]	0	368,050	368,050	368,050	0	3,089,780	3,089,780	3,089,780
Badger Meter, Inc.	9,900	0	9,900	9,900	587,565	0	587,565	587,565
Belden, Inc.	58,900	0	58,900	63,877	4,641,909	0	4,641,909	5,034,146
Broadridge Financial Solutions, Inc.	0	167,380	167,380	167,380	0	7,729,608	7,729,608	7,729,608
Brooks Automation, Inc.	111,800	0	111,800	111,800	1,425,450	0	1,425,450	1,425,450
Cabot Microelectronics Corporationa	67,900	0	67,900	67,900	3,213,028	0	3,213,028	3,213,028
Cardtronics, Inc.[a]	0	0	0	11,537	0	0	0	445,097
Cavium, Inc.[a]	0	0	0	6,956	0	0	0	430,020
ChannelAdvisor Corporation[a,b]	0	0	0	11,843	0	0	0	255,572
Cognex Corporation[a]	16,800	0	16,800	25,161	694,344	0	694,344	1,039,904
Coherent, Inc.[a]	0	0	0	4,374	0	0	0	265,589
Cohu, Inc.	69,500	0	69,500	69,500	827,050	0	827,050	827,050
Constant Contact, Inc.[a]	0	0	0	11,129	0	0	0	408,434
Cornerstone OnDemand, Inc.[a,b]	0	0	0	13,474	0	0	0	474,285
Dealertrack Technologies, Inc.[a]	0	0	0	10,819	0	0	0	479,390
Demandware, Inc.[a]	0	0	0	9,237	0	0	0	531,497
DST Systems, Inc.	0	87,510	87,510	95,743	0	8,239,066	8,239,066	9,014,203
Electro Rent Corporation	136,200	0	136,200	136,200	1,912,248	0	1,912,248	1,912,248
Electro Scientific Industries, Inc.	150,000	0	150,000	150,000	1,164,000	0	1,164,000	1,164,000
Electronics for Imaging, Inc.[a]	0	0	0	5,560	0	0	0	238,135
Entegris, Inc.[a]	70,200	0	70,200	70,200	927,342	0	927,342	927,342
Fabrinet[a]	102,000	0	102,000	102,000	1,809,480	0	1,809,480	1,809,480
FEI Company	0	45,000	45,000	45,000	0	4,065,750	4,065,750	4,065,750
Guidewire Software, Inc.[a]	0	79,660	79,660	97,094	0	4,033,186	4,033,186	4,915,869
HomeAway, Inc.[a]	0	0	0	11,956	0	0	0	356,050
Intersil Corporation	40,700	0	40,700	40,700	588,929	0	588,929	588,929

Intevac, Inc.[a]	185,000	0	185,000	185,000	1,437,450	0	1,437,450	1,437,450
Ixia[a]	170,400	0	170,400	170,400	1,917,000	0	1,917,000	1,917,000
Littelfuse, Inc.	22,100	0	22,100	22,100	2,136,407	0	2,136,407	2,136,407
Manhattan Associates, Inc.[a]	0	0	0	5,793	0	0	0	235,891
MaxLinear, Inc.[a]	0	0	0	38,128	0	0	0	282,529
Methode Electronics, Inc.	43,600	0	43,600	48,362	1,591,836	0	1,591,836	1,765,697
Monolithic Power Systems, Inc.	0	0	0	7,628	0	0	0	379,417
Newport Corporation[a]	42,000	0	42,000	42,000	802,620	0	802,620	802,620
Plantronics, Inc.	0	130,215	130,215	130,215	0	6,903,999	6,903,999	6,903,999
Progress Software Corporation[a]	81,100	0	81,100	81,100	2,191,322	0	2,191,322	2,191,322
Proofpoint, Inc.[a]	0	0	0	21,392	0	0	0	1,031,736
ShoreTel, Inc.[a]	202,900	0	202,900	202,900	1,491,315	0	1,491,315	1,491,315
Sonus Networks, Inc.[a]	330,000	0	330,000	330,000	1,310,100	0	1,310,100	1,310,100
SPS Commerce, Inc.[a]	0	0	0	1,038	0	0	0	58,782
Synaptics, Inc.[a]	0	0	0	2,564	0	0	0	176,506
Synnex Corporation	69,000	0	69,000	69,000	5,393,040	0	5,393,040	5,393,040
Teradyne, Inc.	81,000	0	81,000	81,000	1,602,990	0	1,602,990	1,602,990
Textura Corporationa,[b]	0	63,470	63,470	63,470	0	1,806,991	1,806,991	1,806,991
Tyler Technologies, Inc.[a]	0	0	0	1,588	0	0	0	173,791
Ubiquiti Networks, Inc.[b]	0	78,640	78,640	78,640	0	2,330,890	2,330,890	2,330,890
Ultimate Software Group, Inc.[a]	0	0	0	3,199	0	0	0	469,661
Virtusa Corporation[a]	0	149,952	149,952	168,298	0	6,248,500	6,248,500	7,012,978

Total Information Technology					39,359,975	44,447,770	83,807,745	95,005,338

Materials (6.0%)
American Vanguard Corporation[b]	61,200	0	61,200	61,200	711,144	0	711,144	711,144
AptarGroup, Inc.	74,000	0	74,000	74,000	4,946,160	0	4,946,160	4,946,160
Carpenter Technology Corporation	18,700	0	18,700	18,700	920,975	0	920,975	920,975
Chemtura Corporationa,[b]	0	64,400	64,400	77,931	0	1,592,612	1,592,612	1,927,234
Clearwater Paper Corporation[a]	50,500	0	50,500	50,500	3,461,775	0	3,461,775	3,461,775
Eagle Materials, Inc.	0	38,350	38,350	38,350	0	2,915,750	2,915,750	2,915,750
Franco-Nevada Corporation	25,100	0	25,100	25,100	1,235,988	0	1,235,988	1,235,988
Graphic Packaging Holding Company[a]	0	0	0	34,397	0	0	0	468,487
Horsehead Holding Corporation[a]	0	197,860	197,860	197,860	0	3,132,124	3,132,124	3,132,124
Innospec, Inc.	115,600	0	115,600	115,600	4,936,120	0	4,936,120	4,936,120
Materials Select Sector SPDR Fund	0	140,700	140,700	140,700	0	6,835,206	6,835,206	6,835,206
Minerals Technologies, Inc.	55,600	0	55,600	55,600	3,861,420	0	3,861,420	3,861,420
Myers Industries, Inc.	127,500	0	127,500	127,500	2,244,000	0	2,244,000	2,244,000
PolyOne Corporation	0	0	0	13,154	0	0	0	498,668
Ryerson Holding Corporation[a]	44,600	0	44,600	44,600	442,878	0	442,878	442,878
Schnitzer Steel Industries, Inc.	42,900	0	42,900	42,900	967,824	0	967,824	967,824
Stillwater Mining Company[a]	75,800	0	75,800	75,800	1,117,292	0	1,117,292	1,117,292
Wausau Paper Corporation	223,000	0	223,000	223,000	2,535,510	0	2,535,510	2,535,510

Total Materials					27,381,086	14,475,692	41,856,778	43,158,555

Telecommunications Services (0.0%)
Premiere Global Services, Inc.[a]	21,080	0	21,080	21,080	223,870	0	223,870	223,870

Total Telecommunications Services					223,870	—	223,870	223,870

Utilities (4.7%)
Black Hills Corporation	33,100	0	33,100	33,100	1,755,624	0	1,755,624	1,755,624
Cleco Corporation	106,000	0	106,000	106,000	5,781,240	0	5,781,240	5,781,240
El Paso Electric Company	71,000	0	71,000	71,000	2,844,260	0	2,844,260	2,844,260
Laclede Group, Inc.	0	30,750	30,750	30,750	0	1,635,900	1,635,900	1,635,900
NorthWestern Corporation	58,500	156,820	215,320	215,320	3,309,930	8,872,876	12,182,806	12,182,806
PNM Resources, Inc.	77,200	0	77,200	77,200	2,287,436	0	2,287,436	2,287,436
Portland General Electric Company	0	42,300	42,300	42,300	0	1,600,209	1,600,209	1,600,209
Southwest Gas Corporation	69,700	0	69,700	69,700	4,308,157	0	4,308,157	4,308,157

Total Utilities					20,286,647	12,108,985	32,395,632	32,395,632

Total Common Stock (Cost $240,602,839, Cost $247,791,572, Combined Portfolio Cost $488,394,411, Combined Portfolios Cost $531,131,507)					373,531,281	298,340,949	671,872,230	718,505,612

Preferred Stock (0.1%)
Health Care (0.1%)
National Healthcare Corporation, Convertible[c]	43,967	0	43,967	43,967	683,687	0	683,687	683,687

Total Health Care					683,687	—	683,687	683,687

Total Perferred Stock (Cost $594,223, Cost $0, Combined Portfolio Cost $594,223, Combined Portfolios Cost $594,223)					683,687	—	683,687	683,687

Collateral Held for Securities Loaned (5.3%)
Thrivent Cash Management Trust	12,670,650	24,447,972	37,118,622	41,131,870	12,670,650	24,447,972	37,118,622	41,131,870

Total Collateral Held for Securities Loaned (Cost $12,670,650, Cost $24,447,972, Combined Portfolio Cost $37,118,622, Combined Portfolios Cost $41,131,870)					12,670,650	24,447,972	37,118,622	41,131,870

Short-Term Investments (4.1%)[d]
Thrivent Cash Management Trust 0.060%	14,642,525	14,077,311	28,719,836	30,301,375	14,642,525	14,077,311	28,719,836	30,301,375

Total Short-Term Investments (at amortized cost)					14,642,525	14,077,311	28,719,836	30,301,375

Total Investments (Cost $268,510,237, Cost $286,316,855, Combined Portfolio Cost $554,827,092, Combined Portfolios Cost $603,158,975) 106.2%	401,528,143	336,866,232	738,394,375	790,622,544

Other Assets and Liabilities, Net (-6.2%)	(12,895,537)	(30,528,197)	(43,423,734)	(47,850,877)

Total Net Assets 100.0%	388,632,606	306,338,035	694,970,641	742,771,667

(a)	Non-income producing security.
(b)	All or a portion of the security is on loan.
(c)	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
(d)	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
(e)	Security is valued at fair value. Market quotations or prices were not readily available or were determined to be unreliable. Fair value was determined in good faith pursuant to procedures adopted by the Board. Further information on fair valuation can be found in section (2)(A) of the Notes to Financial Statements.

Definitions:

ADR - American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

ETF - Exchange Traded Fund

Partner Small Cap Value Portfolio

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Partner Small Cap Value Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	50,109,430	50,109,430	—	—
Consumer Staples	3,929,474	3,929,474	—	—
Energy	10,956,917	10,956,917	—	—
Financials	107,251,220	107,251,220	—	—
Health Care	19,006,641	19,006,641	—	—
Industrials	95,026,021	95,026,021	—	—
Information Technology	39,359,975	39,359,975	—	—
Materials	27,381,086	26,145,098	1,235,988	—
Telecommunications Services	223,870	223,870	—	—
Utilities	20,286,647	20,286,647	—	—
Preferred Stock			—	—
Health Care	683,687	683,687	—	—
Collateral Held for Securities Loaned	12,670,650	12,670,650	—	—
Short-Term Investments	14,642,525	14,642,525	—	—

Total	$401,528,143	$400,292,155	$1,235,988	$—

There were no significant transfers between Levels during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

Small Cap Stock Portfolio

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Small Cap Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	42,014,159	42,014,159	—	—
Consumer Staples	11,380,263	11,380,263	—	—
Energy	8,619,687	7,209,170	1,410,517	—
Financials	66,407,285	66,407,285	—	—
Health Care	31,914,296	31,914,296	—	—
Industrials	66,972,812	66,972,812	—	—
Information Technology	44,447,770	44,447,770	—	—
Materials	14,475,692	14,475,692	—	—
Telecommunications Services	—	—	—	—
Utilities	12,108,985	12,108,985	—	—
Preferred Stock	—	—	—	—
Health Care	—	—	—	—
Collateral Held for Securities Loaned	24,447,972	24,447,972	—	—
Short-Term Investments	14,077,311	14,077,311	—	—

Total	$336,866,232	$335,455,715	$1,410,517	$—

There were no significant transfers between Levels during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

Combined Pro Forma (assuming merger with Target Portfolio)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Small Cap Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	92,123,589	92,123,589	—	—
Consumer Staples	15,309,737	15,309,737	—	—
Energy	19,576,604	18,166,087	1,410,517	—
Financials	173,658,505	173,658,505	—	—
Health Care	50,920,937	50,920,937	—	—
Industrials	161,998,833	161,998,833	—	—
Information Technology	83,807,745	83,807,745	—	—
Materials	41,856,778	40,620,790	1,235,988	—
Telecommunications Services	223,870	223,870	—	—
Utilities	32,395,632	32,395,632	—	—
Preferred Stock	—	—	—	—
Health Care	683,687	683,687	—	—
Collateral Held for Securities Loaned	37,118,622	37,118,622	—	—
Short-Term Investments	28,719,836	28,719,836	—	—

Total	$738,394,375	$735,747,870	$2,646,505	$—

Partner Small Cap Value Portfolio

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Small Cap Value Portfolio, is as follows:

Portfolio	Value December 31, 2013	Gross Purchases	Gross Sales	Shares Held at December 31, 2014	Value December 31, 2014	Income Earned January 1, 2014 - December 31, 2014
Cash Management Trust- Collateral Investment	$6,702,600	$94,032,214	$88,064,164	12,670,650	$12,670,650	$64,016
Cash Management Trust- Short Term Investment	8,038,467	37,152,133	30,548,075	14,642,525	14,642,525	4,900
Total Value and Income Earned	14,741,067				27,313,175	68,916

Small Cap Stock Portfolio

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Small Cap Stock Portfolio, is as follows:

Portfolio	Value December 31, 2013	Gross Purchases	Gross Sales	Shares Held at December 31, 2014	Value December 31, 2014	Income Earned January 1, 2014 - December 31, 2014
Cash Management Trust- Collateral Investment	$25,019,444	$105,537,202	$106,108,674	24,447,972	$24,447,972	$373,549
Cash Management Trust- Short Term Investment	25,721,345	128,823,821	140,467,855	14,077,311	14,077,311	8,120
Total Value and Income Earned	50,740,789				38,525,283	381,669

Combined Pro Forma (assuming merger with Target Portfolio)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Small Cap Stock Portfolio, is as follows:

Portfolio	Value December 31, 2013	Gross Purchases	Gross Sales	Shares Held at December 31, 2014	Value December 31, 2014	Income Earned January 1, 2014 - December 31, 2014
Cash Management Trust- Collateral Investment	$31,722,044	$199,569,416	$194,172,838	$37,118,622	$37,118,622	$437,565
Cash Management Trust- Short Term Investment	$33,759,812	$165,975,954	$171,015,930	$28,719,836	$28,719,836	$13,020
Total Value and Income Earned	65,481,856				65,838,458	450,585

Small Cap Stock Portfolio

The following table summarizes the net realized gains/ (losses) and Statement of Operations location, for the period ended December 31, 2014, for Small Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/ (losses) on Futures contracts	-585,340
Total Equity Contracts		-585,340

Total		($585,340)

The following table summarizes the change in net unrealized appreciation/ (depreciation) and Statement of Operations location, for the period ended December 31, 2014, for Small Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/ (depreciation) on Futures contracts	-1,194,990
Total Equity Contracts		-1,194,990

Total		($1,194,990)

The following table presents Small Cap Stock Portfolio’s average volume of derivative activity during the period ended December 31, 2014.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$10,008,634	3.10%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Pro Forma Combined Schedule of Investments - December 31, 2014

Thrivent Partner Small Cap Growth Portfolio, Partner Small Cap Value Portfolio, and Thrivent Small Cap Stock Portfolio

Common Stock (96.7%)	Partner Small Cap Growth Portfolio Shares	Partner Small Cap Value Portfolio Shares	Small Cap Stock Portfolio Shares	Combined Pro Forma Shares (assuming merger with Target Portfolios)	Partner Small Cap Growth Portfolio Value	Partner Small Cap Value Portfolio Value	Small Cap Stock Portfolio Value	Combined Pro Forma Value (assuming merger with Target Portfolios)
Consumer Discretionary (13.4%)
Aaron’s, Inc.	0	218,000	53,100	271,100	0	6,664,260	1,623,267	8,287,527
American Public Education, Inc.[a]	0	37,800	0	37,800	0	1,393,686	0	1,393,686
Ascent Capital Group, Inc.[a]	0	13,400	0	13,400	0	709,262	0	709,262
Brunswick Corporation	13,423	41,800	0	55,223	688,063	2,142,668	0	2,830,731
Burlington Stores, Inc.[a]	12,002	0	0	12,002	567,214	0	0	567,214
Cheesecake Factory, Inc.	0	0	99,490	99,490	0	0	5,005,342	5,005,342
Chuy’s Holdings, Inc.[a]	3,995	0	0	3,995	78,582	0	0	78,582
Core-Mark Holding Company, Inc.	7,306	0	0	7,306	452,461	0	0	452,461
Crocs, Inc.[a]	0	66,600	0	66,600	0	831,834	0	831,834
CSS Industries, Inc.	0	59,000	0	59,000	0	1,630,760	0	1,630,760
Culp, Inc.	0	72,200	0	72,200	0	1,565,296	0	1,565,296
Del Frisco’s Restaurant Group, Inc.[a]	17,246	0	0	17,246	409,420	0	0	409,420
Dorman Products, Inc.a,[b]	0	60,800	0	60,800	0	2,934,816	0	2,934,816
Drew Industries, Inc.[a]	0	82,800	0	82,800	0	4,228,596	0	4,228,596
Ethan Allen Interiors, Inc.[b]	0	65,600	0	65,600	0	2,031,632	0	2,031,632
Five Below, Inc.a,[b]	9,375	0	0	9,375	382,781	0	0	382,781
Fred’s, Inc.	0	87,900	0	87,900	0	1,530,339	0	1,530,339
G-III Apparel Group, Ltd.[a]	8,270	0	47,580	55,850	835,353	0	4,806,056	5,641,409
Haverty Furniture Companies, Inc.	0	101,000	0	101,000	0	2,223,010	0	2,223,010
Hooker Furniture Corporation	0	41,400	0	41,400	0	710,838	0	710,838
Houghton Mifflin Harcourt Company[a]	0	0	238,070	238,070	0	0	4,930,429	4,930,429
Imax Corporation[a]	10,036	0	0	10,036	310,112	0	0	310,112
Interval Leisure Group, Inc.	0	9,000	0	9,000	0	188,010	0	188,010
Kate Spade & Company[a]	19,696	0	0	19,696	630,469	0	0	630,469
Lithia Motors, Inc.	3,099	0	0	3,099	268,652	0	0	268,652
M/I Homes, Inc.[a]	0	63,800	0	63,800	0	1,464,848	0	1,464,848
MDCPartners, Inc.	0	0	252,051	252,051	0	0	5,726,599	5,726,599
Meritage Homes Corporation[a]	0	83,100	0	83,100	0	2,990,769	0	2,990,769
Modine Manufacturing Company[a]	0	147,200	0	147,200	0	2,001,920	0	2,001,920
National CineMedia, Inc.	0	16,700	0	16,700	0	239,979	0	239,979
New Media Investment Group, Inc.	0	87,600	0	87,600	0	2,069,988	0	2,069,988
NutriSystem, Inc.	0	0	274,720	274,720	0	0	5,370,776	5,370,776
Orient-Express Hotels, Ltd.[a]	0	57,600	0	57,600	0	712,512	0	712,512
Oxford Industries, Inc.	11,849	0	63,400	75,249	654,183	0	3,500,314	4,154,497

Papa John’s International, Inc.	0	0	65,380	65,380	0	0	3,648,204	3,648,204
Pier 1 Imports, Inc.	0	162,950	0	162,950	0	2,509,430	0	2,509,430
Quiksilver, Inc.a,[b]	0	306,300	0	306,300	0	676,923	0	676,923
Red Robin Gourmet Burgers, Inc.[a]	5,692	16,700	0	22,392	438,142	1,285,482	0	1,723,624
Restoration Hardware Holdings, Inc.a,[b]	3,026	0	0	3,026	290,526	0	0	290,526
Shiloh Industries, Inc.[a]	0	126,400	0	126,400	0	1,988,272	0	1,988,272
Shutterfly, Inc.[a]	1,886	0	0	1,886	78,637	0	0	78,637
Skechers USA, Inc.[a]	5,995	0	0	5,995	331,224	0	0	331,224
Sportsman’s Warehouse Holdings, Inc.a,[b]	0	190,200	0	190,200	0	1,392,264	0	1,392,264
Stein Mart, Inc.	0	179,000	0	179,000	0	2,616,980	0	2,616,980
Steven Madden, Ltd.[a]	0	43,200	0	43,200	0	1,375,056	0	1,375,056
Tenneco, Inc.[a]	8,958	0	0	8,958	507,112	0	0	507,112
Tuesday Morning Corporationa,[b]	0	0	341,160	341,160	0	0	7,403,172	7,403,172
Vail Resorts, Inc.	5,314	0	0	5,314	484,265	0	0	484,265

Total Consumer Discretionary					7,407,196	50,109,430	42,014,159	99,530,785

Consumer Staples (2.3%)
Alliance One International, Inc.[a]	0	249,600	0	249,600	0	394,368	0	394,368
B&G Foods, Inc.	4,350	0	0	4,350	130,065	0	0	130,065
Boston Beer Company, Inc.a,[b]	1,883	0	0	1,883	545,204	0	0	545,204
Natural Grocers by Vitamin Cottage, Inc.a,[b]	6,780	0	0	6,780	190,993	0	0	190,993
Pinnacle Foods, Inc.	0	29,500	0	29,500	0	1,041,350	0	1,041,350
Spartannash Company	0	95,400	0	95,400	0	2,493,756	0	2,493,756
TreeHouse Foods, Inc.[a]	0	0	71,360	71,360	0	0	6,103,421	6,103,421
United Natural Foods, Inc.[a]	9,539	0	0	9,539	737,603	0	0	737,603
WhiteWave Foods Company[a]	0	0	150,810	150,810	0	0	5,276,842	5,276,842

Total Consumer Staples					1,603,865	3,929,474	11,380,263	16,913,602

Energy (2.8%)
Atwood Oceanics, Inc.[a]	0	36,700	0	36,700	0	1,041,179	0	1,041,179
Bristow Group, Inc.	0	12,300	0	12,300	0	809,217	0	809,217
CARBO Ceramics, Inc.[b]	0	24,500	0	24,500	0	981,225	0	981,225
Clayton Williams Energy, Inc.[a]	0	15,200	0	15,200	0	969,760	0	969,760
Cloud Peak Energy, Inc.[a]	0	119,600	0	119,600	0	1,097,928	0	1,097,928
Diamondback Energy, Inc.[a]	1,500	0	0	1,500	89,670	0	0	89,670
Gulf Island Fabrication, Inc.	0	37,825	0	37,825	0	733,427	0	733,427
Market Vectors Oil Service ETF	0	0	100,910	100,910	0	0	3,624,687	3,624,687
Oasis Petroleum, Inc.[a]	13,611	0	111,400	125,011	225,126	0	1,842,556	2,067,682
PDCEnergy, Inc.[a]	1,354	26,300	0	27,654	55,879	1,085,401	0	1,141,280
Penn Virginia Corporation[a]	27,269	0	0	27,269	182,157	0	0	182,157
Rex Energy Corporationa,[b]	19,698	0	89,670	109,368	100,460	0	457,317	557,777
Rosetta Resources, Inc.[a]	0	0	57,580	57,580	0	0	1,284,610	1,284,610
SemGroup Corporation	4,964	0	0	4,964	339,488	0	0	339,488
Teekay Tankers, Ltd.[b]	0	398,200	0	398,200	0	2,014,892	0	2,014,892
Tesco Corporation	0	93,800	0	93,800	0	1,202,516	0	1,202,516
Tetra Technologies, Inc.[a]	0	152,900	0	152,900	0	1,021,372	0	1,021,372
Trinidad Drilling, Ltd.	0	0	315,142	315,142	0	0	1,410,517	1,410,517
U.S. Silica Holdings, Inc.[b]	14,422	0	0	14,422	370,501	0	0	370,501
Whiting Petroleum Corporation[a]	5,152	0	0	5,152	170,016	0	0	170,016

Total Energy					1,533,297	10,956,917	8,619,687	21,109,901

Financials (24.2%)
Affiliated Managers Group, Inc.[a]	0	0	25,756	25,756	0	0	5,466,453	5,466,453
Allied World Assurance Company Holdings AG	0	0	39,970	39,970	0	0	1,515,662	1,515,662
American Assets Trust, Inc.	0	0	62,040	62,040	0	0	2,469,812	2,469,812
Ares Capital Corporation	0	146,800	0	146,800	0	2,290,814	0	2,290,814
Argo Group International Holdings, Ltd.	0	0	39,139	39,139	0	0	2,171,040	2,171,040
Associated Estates Realty Corporation	0	76,100	0	76,100	0	1,766,281	0	1,766,281
Assured Guaranty, Ltd.	0	61,600	100,080	161,680	0	1,600,984	2,601,079	4,202,063
Bank of the Ozarks, Inc.	14,577	0	0	14,577	552,760	0	0	552,760
BBCN Bancorp, Inc.	0	107,800	161,950	269,750	0	1,550,164	2,328,841	3,879,005
Catchmark Timber Trust, Inc.	0	63,850	0	63,850	0	722,782	0	722,782
CBL & Associates Properties, Inc.	0	161,800	0	161,800	0	3,142,156	0	3,142,156
Cedar Realty Trust, Inc.	0	210,800	0	210,800	0	1,547,272	0	1,547,272
Chesapeake Lodging Trust	11,324	0	0	11,324	421,366	0	0	421,366
CNO Financial Group, Inc.	0	0	355,640	355,640	0	0	6,124,121	6,124,121
CoBiz Financial, Inc.	0	420,000	0	420,000	0	5,514,600	0	5,514,600
Columbia Banking System, Inc.	0	88,300	0	88,300	0	2,437,963	0	2,437,963
Compass Diversified Holdings	0	98,018	0	98,018	0	1,592,793	0	1,592,793
East West Bancorp, Inc.	0	173,400	0	173,400	0	6,712,314	0	6,712,314
Education Realty Trust, Inc.	0	0	51,930	51,930	0	0	1,900,119	1,900,119
Employers Holdings, Inc.	0	97,410	0	97,410	0	2,290,109	0	2,290,109
Enstar Group, Ltd.[a]	0	3,500	0	3,500	0	535,115	0	535,115
Essent Group, Ltd.[a]	17,637	0	0	17,637	453,447	0	0	453,447
Evercore Partners, Inc.	12,487	0	0	12,487	653,944	0	0	653,944
Extra Space Storage, Inc.	0	0	30,990	30,990	0	0	1,817,254	1,817,254
First Potomac Realty Trust	0	199,300	0	199,300	0	2,463,348	0	2,463,348
Forestar Real Estate Group, Inc.[a]	0	24,100	0	24,100	0	371,140	0	371,140
Glacier Bancorp, Inc.	0	135,600	0	135,600	0	3,765,612	0	3,765,612
Golub Capital BDC, Inc.	0	100,000	0	100,000	0	1,793,000	0	1,793,000
Hanmi Financial Corporation	10,139	0	235,670	245,809	221,132	0	5,139,963	5,361,095
Hatteras Financial Corporation	0	125,600	0	125,600	0	2,314,808	0	2,314,808
HCC Insurance Holdings, Inc.	0	0	57,820	57,820	0	0	3,094,526	3,094,526
Hercules Technology Growth Capital, Inc.	0	200,000	0	200,000	0	2,976,000	0	2,976,000
Home Bancshares, Inc.	0	120,000	0	120,000	0	3,859,200	0	3,859,200
Home Properties, Inc.	0	26,500	0	26,500	0	1,738,400	0	1,738,400
iShares Russell 2000 Growth Index Fund	14,989	0	0	14,989	2,134,134	0	0	2,134,134
iShares Russell 2000 Index Fund	0	0	51,300	51,300	0	0	6,139,071	6,139,071
iShares Russell 2000 Value Index Fund	0	21,500	0	21,500	0	2,186,120	0	2,186,120
Janus Capital Group, Inc.	0	89,400	0	89,400	0	1,442,022	0	1,442,022
JMP Group, Inc.	0	67,000	0	67,000	0	510,540	0	510,540
Kennedy-Wilson Holdings, Inc.	18,555	0	0	18,555	469,442	0	0	469,442

Kilroy Realty Corporation	0	26,500	0	26,500	0	1,830,355	0	1,830,355
Kite Realty Group Trust	0	92,750	0	92,750	0	2,665,635	0	2,665,635
LaSalle Hotel Properties	0	94,300	0	94,300	0	3,816,321	0	3,816,321
Main Street Capital Corporation	0	29,500	0	29,500	0	862,580	0	862,580
Meadowbrook Insurance Group, Inc.	0	211,700	0	211,700	0	1,790,982	0	1,790,982
National Interstate Corporation	0	70,000	0	70,000	0	2,086,000	0	2,086,000
PacWest Bancorp	10,751	0	79,710	90,461	488,740	0	3,623,617	4,112,357
Parkway Properties, Inc.	0	0	89,980	89,980	0	0	1,654,732	1,654,732
Pebblebrook Hotel Trust	0	0	92,520	92,520	0	0	4,221,688	4,221,688
Piper Jaffray Companies[a]	0	19,900	0	19,900	0	1,155,991	0	1,155,991
Potlatch Corporation	0	61,200	0	61,200	0	2,562,444	0	2,562,444
ProAssurance Corporation	0	146,000	0	146,000	0	6,591,900	0	6,591,900
PS Business Parks, Inc.	0	14,200	0	14,200	0	1,129,468	0	1,129,468
Radian Group, Inc.[b]	0	138,200	0	138,200	0	2,310,704	0	2,310,704
Redwood Trust, Inc.	0	213,200	0	213,200	0	4,200,040	0	4,200,040
Safeguard Scientifics, Inc.[a]	0	96,600	0	96,600	0	1,914,612	0	1,914,612
Safety Insurance Group, Inc.	0	6,200	0	6,200	0	396,862	0	396,862
Sandy Spring Bancorp, Inc.	0	126,400	0	126,400	0	3,296,512	0	3,296,512
State Auto Financial Corporation	0	53,700	0	53,700	0	1,193,214	0	1,193,214
Strategic Hotels & Resorts, Inc.[a]	0	129,500	0	129,500	0	1,713,285	0	1,713,285
SVB Financial Group[a]	0	39,000	13,270	52,270	0	4,526,730	1,540,249	6,066,979
Synovus Financial Corporation	0	0	242,850	242,850	0	0	6,578,807	6,578,807
TCP Capital Corporation	0	67,685	0	67,685	0	1,135,754	0	1,135,754
Terreno Realty Corporation	0	0	147,860	147,860	0	0	3,050,352	3,050,352
Texas Capital Bancshares, Inc.[a]	0	0	27,070	27,070	0	0	1,470,713	1,470,713
THL Credit, Inc.	0	90,300	0	90,300	0	1,061,928	0	1,061,928
Washington Real Estate Investment Trust	0	70,300	0	70,300	0	1,944,498	0	1,944,498
Western Alliance Bancorp[a]	14,046	0	125,870	139,916	390,479	0	3,499,186	3,889,665
Wintrust Financial Corporation	0	84,300	0	84,300	0	3,941,868	0	3,941,868

Total Financials					5,785,444	107,251,220	66,407,285	179,443,949

Health Care (8.2%)
Acadia Healthcare Company, Inc.[a]	9,754	0	0	9,754	597,042	0	0	597,042
Acorda Therapeutics, Inc.[a]	7,200	0	61,100	68,300	294,264	0	2,497,157	2,791,421
Akorn, Inc.[a,b]	18,141	0	66,500	84,641	656,704	0	2,407,300	3,064,004
Align Technology, Inc.[a]	8,458	0	48,090	56,548	472,887	0	2,688,712	3,161,599
AMN Healthcare Services, Inc.[a]	0	0	96,460	96,460	0	0	1,890,616	1,890,616
Analogic Corporation	0	17,300	0	17,300	0	1,463,753	0	1,463,753
Atrion Corporation	0	7,400	0	7,400	0	2,516,074	0	2,516,074
Cardiovascular Systems, Inc.[a]	15,955	0	0	15,955	479,926	0	0	479,926
Centene Corporation[a]	4,793	0	0	4,793	497,753	0	0	497,753
Cyberonics, Inc.[a]	9,179	0	0	9,179	511,087	0	0	511,087
Depomed, Inc.[a]	37,870	0	0	37,870	610,086	0	0	610,086
ExamWorks Group, Inc.[a,b]	21,996	0	188,622	210,618	914,814	0	7,844,789	8,759,603
Furiex Pharmaceuticals, Inc. Contigent Value Right[a,e]	5,880	0	0	5,880	57,330	0	0	57,330
Halyard Health, Inc.a,[b]	0	71,800	0	71,800	0	3,264,746	0	3,264,746

Impax Laboratories, Inc.[a]	18,909	0	0	18,909	599,037	0	0	599,037
Ironwood Pharmaceuticals, Inc.[a]	31,054	0	0	31,054	475,747	0	0	475,747
LifePoint Hospitals, Inc.[a]	3,745	0	0	3,745	269,303	0	0	269,303
National Healthcare Corporation	0	44,300	0	44,300	0	2,783,812	0	2,783,812
Neurocrine Biosciences, Inc.[a]	20,564	0	111,400	131,964	459,400	0	2,488,676	2,948,076
NPS Pharmaceuticals, Inc.[a]	8,343	0	0	8,343	298,429	0	0	298,429
NuVasive, Inc.[a]	18,491	0	115,250	133,741	872,036	0	5,435,190	6,307,226
Puma Biotechnology, Inc.[a]	1,275	0	0	1,275	241,319	0	0	241,319
Team Health Holdings, Inc.[a]	11,085	0	0	11,085	637,720	0	0	637,720
Teleflex, Inc.	8,177	0	58,020	66,197	938,883	0	6,661,856	7,600,739
Triple-S Management Corporation[a]	0	96,000	0	96,000	0	2,295,360	0	2,295,360
Wellcare Health Plans, Inc.[a]	0	3,000	0	3,000	0	246,180	0	246,180
West Pharmaceutical Services, Inc.	0	120,900	0	120,900	0	6,436,716	0	6,436,716

Total Health Care					9,883,767	19,006,641	31,914,296	60,804,704

Industrials (22.9%)
A.O. Smith Corporation	0	82,600	0	82,600	0	4,659,466	0	4,659,466
Aegion Corporation[a]	0	101,000	0	101,000	0	1,879,610	0	1,879,610
Alaska Air Group, Inc.	0	153,200	0	153,200	0	9,155,232	0	9,155,232
Apogee Enterprises, Inc.	0	0	74,680	74,680	0	0	3,164,192	3,164,192
Applied Industrial Technologies, Inc.	0	41,000	0	41,000	0	1,869,190	0	1,869,190
Astec Industries, Inc.	0	42,700	0	42,700	0	1,678,537	0	1,678,537
Beacon Roofing Supply, Inc.[a]	0	148,000	0	148,000	0	4,114,400	0	4,114,400
Celadon Group, Inc.	0	82,196	0	82,196	0	1,865,027	0	1,865,027
Circor International, Inc.	0	42,100	0	42,100	0	2,537,788	0	2,537,788
CLARCOR, Inc.	0	0	98,510	98,510	0	0	6,564,706	6,564,706
Comfort Systems USA, Inc.	0	109,000	0	109,000	0	1,866,080	0	1,866,080
Curtiss-Wright Corporation	0	0	64,870	64,870	0	0	4,579,173	4,579,173
EMCOR Group, Inc.	0	0	205,304	205,304	0	0	9,133,975	9,133,975
ESCO Technologies, Inc.	0	80,400	0	80,400	0	2,966,760	0	2,966,760
Esterline Technologies Corporation[a]	0	0	51,600	51,600	0	0	5,659,488	5,659,488
Franklin Electric Company, Inc.	0	57,000	0	57,000	0	2,139,210	0	2,139,210
FTI Consulting, Inc.[a]	0	49,800	0	49,800	0	1,923,774	0	1,923,774
G & K Services, Inc.	0	67,000	0	67,000	0	4,746,950	0	4,746,950
Generac Holdings, Inc.[a]	5,170	0	0	5,170	241,749	0	0	241,749
Genesee & Wyoming, Inc.[a]	0	46,500	0	46,500	0	4,181,280	0	4,181,280
Gibraltar Industries, Inc.[a]	0	107,700	0	107,700	0	1,751,202	0	1,751,202
Granite Construction, Inc.	6,089	0	112,036	118,125	231,504	0	4,259,609	4,491,113
H&E Equipment Services, Inc.	8,979	0	0	8,979	252,220	0	0	252,220
Healthcare Services Group, Inc.	21,951	0	0	21,951	678,944	0	0	678,944

Heico Corporation	7,553	0	0	7,553	456,201	0	0	456,201
Hillenbrand, Inc.	0	24,200	0	24,200	0	834,900	0	834,900
HNI Corporation	0	0	120,340	120,340	0	0	6,144,560	6,144,560
Hub Group, Inc.[a]	0	45,000	0	45,000	0	1,713,600	0	1,713,600
Huron Consulting Group, Inc.[a]	5,866	0	0	5,866	401,176	0	0	401,176
Interface, Inc.	25,098	0	183,735	208,833	413,364	0	3,026,116	3,439,480
Kaman Corporation	0	52,000	0	52,000	0	2,084,680	0	2,084,680
Kforce, Inc.	0	128,200	0	128,200	0	3,093,466	0	3,093,466
Kirby Corporation[a]	0	37,300	0	37,300	0	3,011,602	0	3,011,602
Korn/Ferry International[a]	0	0	183,530	183,530	0	0	5,278,323	5,278,323
Kratos Defense & Security Solutions, Inc.[a]	0	13,100	0	13,100	0	65,762	0	65,762
Landstar System, Inc.	0	67,300	54,580	121,880	0	4,881,269	3,958,687	8,839,956
Luxfer Holdings plc ADR	0	50,000	0	50,000	0	746,500	0	746,500
MasTec, Inc.[a]	11,901	0	0	11,901	269,082	0	0	269,082
Matson, Inc.	0	79,100	0	79,100	0	2,730,532	0	2,730,532
Matthews International Corporation	0	77,800	0	77,800	0	3,786,526	0	3,786,526
McGrath Rentcorp	0	125,000	0	125,000	0	4,482,500	0	4,482,500
Middleby Corporation[a]	6,470	0	0	6,470	641,177	0	0	641,177
Mine Safety Appliances Company	0	43,700	0	43,700	0	2,320,033	0	2,320,033
Navigant Consulting, Inc.[a]	0	150,500	0	150,500	0	2,313,185	0	2,313,185
Nordson Corporation	0	33,500	0	33,500	0	2,611,660	0	2,611,660
On Assignment, Inc.[a]	18,893	0	0	18,893	627,059	0	0	627,059
PGT, Inc.[a]	16,293	0	0	16,293	156,902	0	0	156,902
Progressive Waste Solutions, Ltd.	0	0	200,880	200,880	0	0	6,042,470	6,042,470
Proto Labs, Inc.[a,b]	10,489	0	14,250	24,739	704,441	0	957,030	1,661,471
Quanex Building Products Corporation	0	28,500	0	28,500	0	535,230	0	535,230
RBC Bearings, Inc.	0	15,600	0	15,600	0	1,006,668	0	1,006,668
Ritchie Brothers Auctioneers, Inc.[b]	13,436	0	139,570	153,006	361,294	0	3,753,037	4,114,331
Saia, Inc.[a]	9,272	0	0	9,272	513,298	0	0	513,298
Spirit Airlines, Inc.[a]	9,256	0	0	9,256	699,568	0	0	699,568
Sun Hydraulics Corporation	0	36,000	0	36,000	0	1,417,680	0	1,417,680
Swift Transportation Company[a]	16,322	0	0	16,322	467,299	0	0	467,299
Tennant Company	0	0	61,680	61,680	0	0	4,451,446	4,451,446
Universal Forest Products, Inc.	0	48,800	0	48,800	0	2,596,160	0	2,596,160
Universal Truckload Services, Inc.	0	63,600	0	63,600	0	1,813,236	0	1,813,236
UTI Worldwide, Inc.[a,b]	0	108,900	0	108,900	0	1,314,423	0	1,314,423
WageWorks, Inc.[a]	1,569	0	0	1,569	101,310	0	0	101,310
Waste Connections, Inc.	0	46,100	0	46,100	0	2,027,939	0	2,027,939
Watsco, Inc.	3,897	0	0	3,897	416,979	0	0	416,979
Watts Water Technologies, Inc.	4,522	0	0	4,522	286,876	0	0	286,876
Woodward, Inc.	0	46,800	0	46,800	0	2,303,964	0	2,303,964

Total Industrials					7,920,443	95,026,021	66,972,812	169,919,276

Information Technology (12.8%)
A10 Networks, Inc.[a]	14,779	0	0	14,779	64,436	0	0	64,436
Advanced Energy Industries, Inc.[a]	0	71,500	0	71,500	0	1,694,550	0	1,694,550
Ambarella, Inc.[a,b]	4,718	0	0	4,718	239,297	0	0	239,297
Applied Micro Circuits Corporation[a]	49,031	0	0	49,031	319,682	0	0	319,682
Applied Optoelectronics, Inc.[a]	7,599	0	0	7,599	85,261	0	0	85,261
Aspen Technology, Inc.[a]	13,209	0	0	13,209	462,579	0	0	462,579
Atmel Corporation[a]	0	0	368,050	368,050	0	0	3,089,780	3,089,780
Badger Meter, Inc.	0	9,900	0	9,900	0	587,565	0	587,565
Belden, Inc.	4,977	58,900	0	63,877	392,237	4,641,909	0	5,034,146
Broadridge Financial Solutions, Inc.	0	0	167,380	167,380	0	0	7,729,608	7,729,608
Brooks Automation, Inc.	0	111,800	0	111,800	0	1,425,450	0	1,425,450
Cabot Microelectronics Corporation[a]	0	67,900	0	67,900	0	3,213,028	0	3,213,028
Cardtronics, Inc.[a]	11,537	0	0	11,537	445,097	0	0	445,097
Cavium, Inc.[a]	6,956	0	0	6,956	430,020	0	0	430,020
ChannelAdvisor Corporation[a,b]	11,843	0	0	11,843	255,572	0	0	255,572
Cognex Corporation[a]	8,361	16,800	0	25,161	345,560	694,344	0	1,039,904
Coherent, Inc.[a]	4,374	0	0	4,374	265,589	0	0	265,589
Cohu, Inc.	0	69,500	0	69,500	0	827,050	0	827,050
Constant Contact, Inc.[a]	11,129	0	0	11,129	408,434	0	0	408,434
Cornerstone OnDemand, Inc.[a,b]	13,474	0	0	13,474	474,285	0	0	474,285
Dealertrack Technologies, Inc.[a]	10,819	0	0	10,819	479,390	0	0	479,390
Demandware, Inc.[a]	9,237	0	0	9,237	531,497	0	0	531,497
DST Systems, Inc.	8,233	0	87,510	95,743	775,137	0	8,239,066	9,014,203
Electro Rent Corporation	0	136,200	0	136,200	0	1,912,248	0	1,912,248
Electro Scientific Industries, Inc.	0	150,000	0	150,000	0	1,164,000	0	1,164,000
Electronics for Imaging, Inc.[a]	5,560	0	0	5,560	238,135	0	0	238,135
Entegris, Inc.[a]	0	70,200	0	70,200	0	927,342	0	927,342
Fabrinet[a]	0	102,000	0	102,000	0	1,809,480	0	1,809,480
FEI Company	0	0	45,000	45,000	0	0	4,065,750	4,065,750
Guidewire Software, Inc.[a]	17,434	0	79,660	97,094	882,683	0	4,033,186	4,915,869
HomeAway, Inc.[a]	11,956	0	0	11,956	356,050	0	0	356,050
Intersil Corporation	0	40,700	0	40,700	0	588,929	0	588,929
Intevac, Inc.[a]	0	185,000	0	185,000	0	1,437,450	0	1,437,450
Ixiaa	0	170,400	0	170,400	0	1,917,000	0	1,917,000
Littelfuse, Inc.	0	22,100	0	22,100	0	2,136,407	0	2,136,407
Manhattan Associates, Inc.[a]	5,793	0	0	5,793	235,891	0	0	235,891
MaxLinear, Inc.[a]	38,128	0	0	38,128	282,529	0	0	282,529
Methode Electronics, Inc.	4,762	43,600	0	48,362	173,861	1,591,836	0	1,765,697
Monolithic Power Systems, Inc.	7,628	0	0	7,628	379,417	0	0	379,417
Newport Corporation[a]	0	42,000	0	42,000	0	802,620	0	802,620
Plantronics, Inc.	0	0	130,215	130,215	0	0	6,903,999	6,903,999

Progress Software Corporation[a]	0	81,100	0	81,100	0	2,191,322	0	2,191,322
Proofpoint, Inc.[a]	21,392	0	0	21,392	1,031,736	0	0	1,031,736
ShoreTel, Inc.[a]	0	202,900	0	202,900	0	1,491,315	0	1,491,315
Sonus Networks, Inc.[a]	0	330,000	0	330,000	0	1,310,100	0	1,310,100
SPS Commerce, Inc.[a]	1,038	0	0	1,038	58,782	0	0	58,782
Synaptics, Inc.[a]	2,564	0	0	2,564	176,506	0	0	176,506
Synnex Corporation	0	69,000	0	69,000	0	5,393,040	0	5,393,040
Teradyne, Inc.	0	81,000	0	81,000	0	1,602,990	0	1,602,990
Textura Corporation[a,b]	0	0	63,470	63,470	0	0	1,806,991	1,806,991
Tyler Technologies, Inc.[a]	1,588	0	0	1,588	173,791	0	0	173,791
Ubiquiti Networks, Inc.[b]	0	0	78,640	78,640	0	0	2,330,890	2,330,890
Ultimate Software Group, Inc.[a]	3,199	0	0	3,199	469,661	0	0	469,661
Virtusa Corporation[a]	18,346	0	149,952	168,298	764,478	0	6,248,500	7,012,978

Total Information Technology					11,197,593	39,359,975	44,447,770	95,005,338

Materials (5.8%)
American Vanguard Corporation[b]	0	61,200	0	61,200	0	711,144	0	711,144
AptarGroup, Inc.	0	74,000	0	74,000	0	4,946,160	0	4,946,160
Carpenter Technology Corporation	0	18,700	0	18,700	0	920,975	0	920,975
Chemtura Corporation[a,b]	13,531	0	64,400	77,931	334,622	0	1,592,612	1,927,234
Clearwater Paper Corporation[a]	0	50,500	0	50,500	0	3,461,775	0	3,461,775
Eagle Materials, Inc.	0	0	38,350	38,350	0	0	2,915,750	2,915,750
Franco-Nevada Corporation	0	25,100	0	25,100	0	1,235,988	0	1,235,988
Graphic Packaging Holding Company[a]	34,397	0	0	34,397	468,487	0	0	468,487
Horsehead Holding Corporation[a]	0	0	197,860	197,860	0	0	3,132,124	3,132,124
Innospec, Inc.	0	115,600	0	115,600	0	4,936,120	0	4,936,120
Materials Select Sector SPDR Fund	0	0	140,700	140,700	0	0	6,835,206	6,835,206
Minerals Technologies, Inc.	0	55,600	0	55,600	0	3,861,420	0	3,861,420
Myers Industries, Inc.	0	127,500	0	127,500	0	2,244,000	0	2,244,000
PolyOne Corporation	13,154	0	0	13,154	498,668	0	0	498,668
Ryerson Holding Corporation[a]	0	44,600	0	44,600	0	442,878	0	442,878
Schnitzer Steel Industries, Inc.	0	42,900	0	42,900	0	967,824	0	967,824
Stillwater Mining Company[a]	0	75,800	0	75,800	0	1,117,292	0	1,117,292
Wausau Paper Corporation	0	223,000	0	223,000	0	2,535,510	0	2,535,510

Total Materials					1,301,777	27,381,086	14,475,692	43,158,555

Telecommunications Services (0.0%)
Premiere Global Services, Inc.[a]	0	21,080	0	21,080	0	223,870	0	223,870

Total Telecommunications Services					—	223,870	—	223,870

Utilities (4.4%)
Black Hills Corporation	0	33,100	0	33,100	0	1,755,624	0	1,755,624
Cleco Corporation	0	106,000	0	106,000	0	5,781,240	0	5,781,240
El Paso Electric Company	0	71,000	0	71,000	0	2,844,260	0	2,844,260
Laclede Group, Inc.	0	0	30,750	30,750	0	0	1,635,900	1,635,900
NorthWestern Corporation	0	58,500	156,820	215,320	0	3,309,930	8,872,876	12,182,806
PNM Resources, Inc.	0	77,200	0	77,200	0	2,287,436	0	2,287,436
Portland General Electric Company	0	0	42,300	42,300	0	0	1,600,209	1,600,209
Southwest Gas Corporation	0	69,700	0	69,700	0	4,308,157	0	4,308,157

Total Utilities					—	20,286,647	12,108,985	32,395,632

Total Common Stock (Cost: $42,737,096, Cost $240,602,839, Cost $247,791,572, Combined Portfolios Cost $531,131,507)				531,131,507	46,633,382	373,531,281	298,340,949	718,505,612

Preferred Stock (0.1%)
Health Care (0.1%)
National Healthcare Corporation, Convertible[c]	0	43,967	0	43,967	0	683,687	0	683,687

Total Health Care					—	683,687	—	683,687

Total Perferred Stock (Cost $0, Cost $594,223, Cost $0, Combined Portfolios Cost $594,223)					—	683,687	—	683,687

Collateral Held for Securities Loaned (5.5%)
Thrivent Cash Management Trust	4,013,248	12,670,650	24,447,972	41,131,870	4,013,248	12,670,650	24,447,972	41,131,870

$4,013,248, Cost $12,670,650, Cost $24,447,972, Combined Portfolios Cost $41,131,881)					4,013,248	12,670,650	24,447,972	41,131,870

Short-Term Investments (4.1%)[d]
Thrivent Cash Management Trust 0.060%	1,581,539	14,642,525	14,077,311	30,301,375	1,581,539	14,642,525	14,077,311	30,301,375

cost)					1,581,539	14,642,525	14,077,311	30,301,375

Total Investments (Cost $48,331,883, Cost $268,510,237, Cost $286,316,855, Combined Portfolios Cost $603,158,975) 106.4%					52,228,169	401,528,143	336,866,232	790,622,544

Other Assets and Liabilities, Net (-6.4%)					(4,427,143)	(12,895,537)	(30,528,197)	(47,850,877)

Total Net Assets 100.0%					47,801,026	388,632,606	306,338,035	742,771,667

(a)	Non-income producing security.
(b)	All or a portion of the security is on loan.
(c)	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
(d)	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
(e)	Security is valued at fair value. Market quotations or prices were not readily available or were determined to be unreliable. Fair value was determined in good faith pursuant to procedures adopted by the Board. Further information on fair valuation can be found in section (2)(A) of the Notes to Financial Statements.

Definitions:

ADR - American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

ETF - Exchange Traded Fund

Partner Small Cap Growth Portfolio

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Partner Small Cap Growth Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	7,407,196	7,407,196	—	—
Consumer Staples	1,603,865	1,603,865	—	—
Energy	1,533,297	1,533,297	—	—
Financials	5,785,444	5,785,444	—	—
Health Care	9,883,767	9,826,437	—	57,330
Industrials	7,920,443	7,920,443	—	—
Information Technology	11,197,593	11,197,593	—	—
Materials	1,301,777	1,301,777	—	—
Telecommunications Services	—	—	—	—
Utilities	—	—	—	—
Preferred Stock	—	—	—	—
Health Care	—	—	—	—
Collateral Held for Securities Loaned	4,013,248	4,013,248	—	—
Short-Term Investments	1,581,539	1,581,539	—	—

Total	$52,228,169	$52,170,839	$—	$57,330

There were no significant transfers between Levels during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

Partner Small Cap Value Portfolio

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Partner Small Cap Value Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	50,109,430	50,109,430	—	—
Consumer Staples	3,929,474	3,929,474	—	—
Energy	10,956,917	10,956,917	—	—
Financials	107,251,220	107,251,220	—	—
Health Care	19,006,641	19,006,641	—	—
Industrials	95,026,021	95,026,021	—	—
Information Technology	39,359,975	39,359,975	—	—
Materials	27,381,086	26,145,098	1,235,988	—
Telecommunications Services	223,870	223,870	—	—
Utilities	20,286,647	20,286,647	—	—
Preferred Stock			—	—
Health Care	683,687	683,687	—	—
Collateral Held for Securities Loaned	12,670,650	12,670,650	—	—
Short-Term Investments	14,642,525	14,642,525	—	—

Total	$401,528,143	$400,292,155	$1,235,988	$—

There were no significant transfers between Levels during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

Small Cap Stock Portfolio

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Small Cap Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	42,014,159	42,014,159	—	—
Consumer Staples	11,380,263	11,380,263	—	—
Energy	8,619,687	7,209,170	1,410,517	—
Financials	66,407,285	66,407,285	—	—
Health Care	31,914,296	31,914,296	—	—
Industrials	66,972,812	66,972,812	—	—
Information Technology	44,447,770	44,447,770	—	—
Materials	14,475,692	14,475,692	—	—
Telecommunications Services	—	—	—	—
Utilities	12,108,985	12,108,985	—	—
Preferred Stock	—	—	—	—
Health Care	—	—	—	—
Collateral Held for Securities Loaned	24,447,972	24,447,972	—	—
Short-Term Investments	14,077,311	14,077,311	—	—

Total	$336,866,232	$335,455,715	$1,410,517	$—

There were no significant transfers between Levels during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

Combined Pro Forma (assuming merger with Target Portfolios)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Small Cap Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	99,530,785	99,530,785	—	—
Consumer Staples	16,913,602	16,913,602	—	—
Energy	21,109,901	19,699,384	1,410,517	—
Financials	179,443,949	179,443,949	—	—
Health Care	60,804,704	60,747,374	—	57,330
Industrials	169,919,276	169,919,276	—	—
Information Technology	95,005,338	95,005,338	—	—
Materials	43,158,555	41,922,567	1,235,988	—
Telecommunications Services	223,870	223,870	—	—
Utilities	32,395,632	32,395,632	—	—
Preferred Stock	—	—	—	—
Health Care	683,687	683,687	—	—
Collateral Held for Securities Loaned	41,131,870	41,131,870	—	—
Short-Term Investments	30,301,375	30,301,375	—	—

Total	$790,622,544	$787,918,709	$2,646,505	$57,330

Partner Small Cap Growth Portfolio

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Small Cap Growth Portfolio, is as follows:

Portfolio	Value December 31, 2013	Gross Purchases	Gross Sales	Shares Held at December 31, 2014	Value December 31, 2014	Income Earned January 1, 2014 - December 31, 2014
Cash Management Trust- Collateral Investment	$29,633,978	$172,018,613	$197,639,343	4,013,248	$4,013,248	$78,263
Cash Management Trust- Short Term Investment	5,913,423	77,191,758	81,523,642	1,581,539	1,581,539	3,783

Total Value and Income Earned	35,547,401				5,594,787	82,046

Partner Small Cap Value Portfolio

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Small Cap Value Portfolio, is as follows:

Portfolio	Value December 31, 2013	Gross Purchases	Gross Sales	Shares Held at December 31, 2014	Value December 31, 2014	Income Earned January 1, 2014 - December 31, 2014
Cash Management Trust- Collateral Investment	$6,702,600	$94,032,214	$88,064,164	12,670,650	$12,670,650	$64,016
Cash Management Trust- Short Term Investment	8,038,467	37,152,133	30,548,075	14,642,525	14,642,525	4,900

Total Value and Income Earned	14,741,067				27,313,175	68,916

Small Cap Stock Portfolio

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Small Cap Stock Portfolio, is as follows:

Portfolio	Value December 31, 2013	Gross Purchases	Gross Sales	Shares Held at December 31, 2014	Value December 31, 2014	Income Earned January 1, 2014 - December 31, 2014
Cash Management Trust- Collateral Investment	$25,019,444	$105,537,202	$106,108,674	24,447,972	$24,447,972	$373,549
Cash Management Trust- Short Term Investment	25,721,345	128,823,821	140,467,855	14,077,311	14,077,311	8,120

Total Value and Income Earned	50,740,789				38,525,283	381,669

Combined Pro Forma (assuming merger with Target Portfolios)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any

A summary of transactions for the fiscal year to date, in Small Cap Stock Portfolio, is as follows:

Portfolio	Value December 31, 2013	Gross Purchases	Gross Sales	Shares Held at December 31, 2014	Value December 31, 2014	Income Earned January 1, 2014 - December 31, 2014
Cash Management Trust- Collateral Investment	$61,356,022	$371,588,029	$391,812,181	$41,131,870	$41,131,870	$515,828
Cash Management Trust- Short Term Investment	$39,673,235	$243,167,712	$252,539,572	$30,301,375	$30,301,375	$16,803

Total Value and Income Earned	101,029,257				71,433,245	532,631

Small Cap Stock Portfolio

The following table summarizes the net realized gains/ (losses) and Statement of Operations location, for the period ended

December 31, 2014, for Small Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	-585,340
Total Equity Contracts		-585,340

Total		($585,340)

The following table summarizes the change in net unrealized appreciation/ (depreciation) and Statement of Operations location, for the period ended December 31, 2014, for Small Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	-1,194,990
Total Equity Contracts		-1,194,990

Total		($1,194,990)

The following table presents Small Cap Stock Portfolio’s average volume of derivative activity during the period ended December 31, 2014.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$10,008,634	3.10%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Pro Forma Combined Schedule of Investments - December 31, 2014

Thrivent Mid Cap Growth Portfolio and Thrivent Mid Cap Stock Portfolio

Common Stock (95.1%)	Mid Cap Growth Portfolio Shares	Mid Cap Stock Portfolio Shares	Combined Pro Forma Shares (assuming merger with one Target Portfolio)	Combined Pro Forma Shares (assuming merger with two Target Portfolios)	Mid Cap Growth Portfolio Value	Mid Cap Stock Portfolio Value	Combined Pro Forma Value (assuming merger with one Target Portfolio)	Combined Pro Forma Value (assuming merger with two Target Portfolios)
Consumer Discretionary (13.4%)
AMC Networks, Inc.[a]	—	—	—	65,606	—	—	—	4,183,695
Cheesecake Factory, Inc.	—	191,300	191,300	191,300	—	9,624,303	9,624,303	9,624,303
Delphi Automotive plc	63,146	—	63,146	63,146	4,591,977	—	4,591,977	4,591,977
Discovery Communications, Inc., Class Aa	39,272	—	39,272	39,272	1,352,920	—	1,352,920	1,352,920
DISH Network Corporation[a]	—	250,100	250,100	250,100	—	18,229,789	18,229,789	18,229,789
Dollar Tree, Inc.[a]	117,397	—	117,397	117,397	8,262,401	—	8,262,401	8,262,401
Expedia, Inc.	—	—	—	26,875	—	—	—	2,294,050
Fossil, Inc.[a]	—	—	—	24,405	—	—	—	2,702,610
Gap, Inc.	—	—	—	181,914	—	—	—	7,660,399
GNCHoldings, Inc.	—	—	—	46,149	—	—	—	2,167,157
Harman International Industries, Inc.	28,538	83,800	112,338	112,338	3,045,290	8,942,298	11,987,588	11,987,588
Jarden Corporation[a]	182,120	—	182,120	182,120	8,719,906	—	8,719,906	8,719,906
Liberty Broadband Corporation Rights[a]	—	—	—	5,805	—	—	—	55,147
Liberty Broadband Corporation, Class Aa	—	—	—	9,454	—	—	—	473,551
Liberty Broadband Corporation, Class Ca	—	—	—	19,575	—	—	—	975,226
Liberty Interactive Corporation[a]	—	—	—	102,486	—	—	—	3,015,138
Liberty Media Corporation, Class Aa	—	—	—	37,817	—	—	—	1,333,806
Liberty Media Corporation, Class Ca	—	—	—	98,858	—	—	—	3,462,996
Limited Brands, Inc.	86,070	—	86,070	86,070	7,449,358	—	7,449,358	7,449,358
Marriott International, Inc.	96,242	—	96,242	96,242	7,509,763	—	7,509,763	7,509,763
MGM Resorts International[a]	—	—	—	205,387	—	—	—	4,391,174
Mohawk Industries, Inc.[a]	—	—	—	26,243	—	—	—	4,077,112
Omnicom Group, Inc.	—	169,150	169,150	169,150	—	13,104,050	13,104,050	13,104,050
O’Reilly Automotive, Inc.[a]	38,122	—	38,122	38,122	7,343,060	—	7,343,060	7,343,060
PVH Corporation	49,120	—	49,120	69,302	6,295,710	—	6,295,710	8,882,437
Ralph Lauren Corporation	17,420	—	17,420	17,420	3,225,487	—	3,225,487	3,225,487
Ross Stores, Inc.	78,262	—	78,262	78,262	7,376,976	—	7,376,976	7,376,976
Scripps Networks Interactive, Inc.	—	139,600	139,600	161,769	—	10,507,692	10,507,692	12,176,353
Staples, Inc.	—	—	—	213,352	—	—	—	3,865,938
Starwood Hotels & Resorts Worldwide, Inc.	75,499	—	75,499	136,172	6,120,704	—	6,120,704	11,039,464
Toll Brothers, Inc.[a]	61,966	295,600	357,566	468,179	2,123,575	10,130,212	12,253,787	16,044,494
Tractor Supply Company	45,775	—	45,775	45,775	3,607,986	—	3,607,986	3,607,986
Ulta Salon Cosmetics & Fragrance, Inc.[a]	17,555	—	17,555	17,555	2,244,231	—	2,244,231	2,244,231
Under Armour, Inc.[a]	52,123	—	52,123	52,123	3,539,152	—	3,539,152	3,539,152
Urban Outfitters, Inc.[a]	—	—	—	75,789	—	—	—	2,662,468
VF Corporation	70,511	—	70,511	70,511	5,281,274	—	5,281,274	5,281,274

Total Consumer Discretionary					88,089,770	70,538,344	158,628,114	214,913,436

Consumer Staples (4.9%)
ConAgra Foods, Inc.	—	—	—	162,949	—	—	—	5,911,790
Energizer Holdings, Inc.	—	—	—	35,330	—	—	—	4,542,025
Hain Celestial Group, Inc.[a]	117,990	—	117,990	117,990	6,877,637	—	6,877,637	6,877,637
Ingredion, Inc.	—	112,050	112,050	112,050	—	9,506,322	9,506,322	9,506,322
Keurig Green Mountain, Inc.	—	84,000	84,000	84,000	—	11,121,180	11,121,180	11,121,180
Kroger Company	—	—	—	50,090	—	—	—	3,216,279
Molson Coors Brewing Company	—	100,750	100,750	141,635	—	7,507,890	7,507,890	10,554,640
Monster Beverage Corporation[a]	82,385	—	82,385	82,385	8,926,415	—	8,926,415	8,926,415
TreeHouse Foods, Inc.[a]	—	25,900	25,900	25,900	—	2,215,227	2,215,227	2,215,227
Tyson Foods, Inc.	—	—	—	143,076	—	—	—	5,735,917
United Natural Foods, Inc.[a]	65,744	—	65,744	65,744	5,083,655	—	5,083,655	5,083,655
WhiteWave Foods Company[a]	—	141,500	141,500	141,500	—	4,951,085	4,951,085	4,951,085
Whole Foods Market, Inc.	22,507	—	22,507	97,026	1,134,803	—	1,134,803	4,892,050

Total Consumer Staples					22,022,510	35,301,704	57,324,214	83,534,222

Energy (3.9%)
Atwood Oceanics, Inc.[a]	—	43,750	43,750	43,750	—	1,241,187	1,241,187	1,241,187
Cameron International Corporation[a]	76,681	29,700	106,381	106,381	3,830,216	1,483,515	5,313,731	5,313,731
Chesapeake Energy Corporation	—	—	—	207,297	—	—	—	4,056,802
Cimarex Energy Company	—	21,100	21,100	40,873	—	2,236,600	2,236,600	4,332,538
Concho Resources, Inc.[a]	32,463	16,700	49,163	49,163	3,238,184	1,665,825	4,904,009	4,904,009
Denbury Resources, Inc.[b]	—	123,950	123,950	123,950	—	1,007,714	1,007,714	1,007,714
Energen Corporation	—	15,950	15,950	21,246	—	1,016,972	1,016,972	1,354,645
Ensco plc	—	29,550	29,550	29,550	—	885,022	885,022	885,022
EQT Corporation	—	17,720	17,720	17,720	—	1,341,404	1,341,404	1,341,404
Gulfport Energy Corporation[a]	—	17,600	17,600	17,600	—	734,624	734,624	734,624
Helix Energy Solutions Group, Inc.[a]	—	75,050	75,050	75,050	—	1,628,585	1,628,585	1,628,585
Helmerich & Payne, Inc.	—	30,250	30,250	30,250	—	2,039,455	2,039,455	2,039,455
HollyFrontier Corporation	32,656	48,050	80,706	80,706	1,223,947	1,800,914	3,024,861	3,024,861
National Oilwell Varco, Inc.	—	26,000	26,000	26,000	—	1,703,780	1,703,780	1,703,780
Newfield Exploration Company[a]	—	43,350	43,350	43,350	—	1,175,652	1,175,652	1,175,652
Noble Corporation	—	49,600	49,600	49,600	—	821,872	821,872	821,872
Noble Energy, Inc.	—	33,850	33,850	33,850	—	1,605,506	1,605,506	1,605,506
Oasis Petroleum, Inc.[a]	—	30,150	30,150	30,150	—	498,681	498,681	498,681
Oceaneering International, Inc.	—	32,100	32,100	32,100	—	1,887,801	1,887,801	1,887,801
Oil States International, Inc.[a]	—	28,650	28,650	53,010	—	1,400,985	1,400,985	2,592,189
Pioneer Natural Resources Company	—	10,300	10,300	10,300	—	1,533,155	1,533,155	1,533,155
Rowan Companies plc	—	46,550	46,550	46,550	—	1,085,546	1,085,546	1,085,546
SM Energy Company	34,583	25,050	59,633	59,633	1,334,212	966,429	2,300,641	2,300,641
Southwestern Energy Company[a]	124,149	—	124,149	317,055	3,388,026	—	3,388,026	8,652,431
Superior Energy Services, Inc.	—	107,600	107,600	107,600	—	2,168,140	2,168,140	2,168,140
Tesoro Corporation	—	—	—	48,599	—	—	—	3,613,336
Whiting Petroleum Corporation[a]	—	28,800	28,800	28,800	—	950,400	950,400	950,400

Total Energy					13,014,585	32,879,764	45,894,349	62,453,707

Financials (17.9%)
Affiliated Managers Group, Inc.[a]	43,444	—	43,444	43,444	9,220,555	—	9,220,555	9,220,555
Ameriprise Financial, Inc.	36,373	—	36,373	36,373	4,810,329	—	4,810,329	4,810,329
Arthur J. Gallagher & Company	—	—	—	78,243	—	—	—	3,683,680
AvalonBay Communities, Inc.	—	—	—	33,055	—	—	—	5,400,856
Brixmor Property Group, Inc.	—	306,700	306,700	553,062	—	7,618,428	7,618,428	13,738,060
Camden Property Trust	—	99,900	99,900	99,900	—	7,376,616	7,376,616	7,376,616
DDR Corporation	—	—	—	257,148	—	—	—	4,721,237
Digital Realty Trust, Inc.	—	109,050	109,050	109,050	—	7,230,015	7,230,015	7,230,015
Discover Financial Services	83,495	—	83,495	83,495	5,468,088	—	5,468,088	5,468,088
Duke Realty Corporation	—	458,000	458,000	458,000	—	9,251,600	9,251,600	9,251,600
Everest Re Group, Ltd.	—	—	—	27,436	—	—	—	4,672,351
Fifth Third Bancorp	—	—	—	299,927	—	—	—	6,111,013
First Republic Bank	156,316	233,100	389,416	389,416	8,147,190	12,149,172	20,296,362	20,296,362
Genworth Financial, Inc.[a]		—	—	136,586	—	—	—	1,160,981
HCC Insurance Holdings, Inc.	—	248,370	248,370	248,370	—	13,292,762	13,292,762	13,292,762
Host Hotels & Resorts, Inc.	—	557,748	557,748	557,748	—	13,257,670	13,257,670	13,257,670
Huntington Bancshares, Inc.	—	1,636,300	1,636,300	2,196,510	—	17,213,876	17,213,876	23,107,285
Intercontinental Exchange, Inc.	24,312	—	24,312	24,312	5,331,379	—	5,331,379	5,331,379
Invesco, Ltd.	—	—	—	135,325	—	—	—	5,348,044
KeyCorp	—	731,350	731,350	731,350	—	10,165,765	10,165,765	10,165,765
Lazard, Ltd.	—	278,574	278,574	278,574	—	13,937,057	13,937,057	13,937,057
Lincoln National Corporation	—	—	—	132,725	—	—	—	7,654,251
M&T Bank Corporation[b]	—	91,500	91,500	125,900	—	11,494,230	11,494,230	15,815,558
NASDAQ OMX Group, Inc.	—	369,300	369,300	438,909	—	17,711,628	17,711,628	21,050,076
Navient Corporation	—	—	—	275,948	—	—	—	5,963,236
Northern Trust Corporation	—	202,333	202,333	202,333	—	13,637,244	13,637,244	13,637,244
Principal Financial Group, Inc.	—	—	—	125,601	—	—	—	6,523,716
Raymond James Financial, Inc.	—	—	—	81,185	—	—	—	4,651,089
RLJ Lodging Trust	—	—	—	124,613	—	—	—	4,178,274
Signature Bank[a]	—	—	—	29,785	—	—	—	3,751,719
SLM Corporation	—	—	—	454,781	—	—	—	4,634,218
Starwood Property Trust, Inc.	—	—	—	212,502	—	—	—	4,938,546
SVB Financial Group[a]	17,220	—	17,220	17,220	1,998,725	—	1,998,725	1,998,725
Taubman Centers, Inc.	—	—	—	37,466	—	—	—	2,863,152
TD Ameritrade Holding Corporation	163,107	—	163,107	163,107	5,835,968	—	5,835,968	5,835,968
Unum Group	—	—	—	80,377	—	—	—	2,803,550
Validus Holdings, Ltd.	—	—	—	77,595	—	—	—	3,224,848
Voya Financial, Inc.	—	—	—	86,145	—	—	—	3,650,825
XL Group plc	—	—	—	156,265	—	—	—	5,370,828
Zions Bancorporation	93,028	474,572	567,600	657,090	2,652,228	13,530,048	16,182,276	18,733,636

Total Financials					43,464,462	167,866,111	211,330,573	324,861,164

Health Care (15.0%)
Acorda Therapeutics, Inc.[a]	—	238,700	238,700	238,700	—	9,755,669	9,755,669	9,755,669
Actavis plc[a]	29,083	—	29,083	29,083	7,486,255	—	7,486,255	7,486,255
Allscripts Healthcare Solutions, Inc.[a]	—	598,700	598,700	764,288	—	7,645,399	7,645,399	9,759,958
AmerisourceBergen Corporation	66,724	—	66,724	66,724	6,015,836	—	6,015,836	6,015,836
BioMarin Pharmaceutical, Inc.[a]	73,832	—	73,832	73,832	6,674,413	—	6,674,413	6,674,413
C.R. Bard, Inc.	—	83,682	83,682	83,682	—	13,943,095	13,943,095	13,943,095
Cardinal Health, Inc.	—	—	—	59,855	—	—	—	4,832,094
Catamaran Corporation[a]	87,383	—	87,383	87,383	4,522,070	—	4,522,070	4,522,070
Centene Corporation[a]	—	121,400	121,400	121,400	—	12,607,390	12,607,390	12,607,390
Cerner Corporation[a]	99,308	—	99,308	99,308	6,421,255	—	6,421,255	6,421,255
CIGNA Corporation	—	—	—	68,002	—	—	—	6,998,086
Cooper Companies, Inc.	21,692	—	21,692	21,692	3,516,056	—	3,516,056	3,516,056
Edwards Lifesciences Corporation[a]	—	55,800	55,800	55,800	—	7,107,804	7,107,804	7,107,804
Endo International plc[a]	—	—	—	80,256	—	—	—	5,788,063
Envision Healthcare Holdings, Inc.[a]	120,070	—	120,070	174,906	4,165,228	—	4,165,228	6,067,489
Hologic, Inc.[a]	—	423,300	423,300	423,300	—	11,319,042	11,319,042	11,319,042
Illumina, Inc.[a]	—	91,250	91,250	91,250	—	16,842,925	16,842,925	16,842,925
Laboratory Corporation of America Holdings[a]	—	—	—	49,328	—	—	—	5,322,491
Mallinckrodt, LLC[a]	—	78,700	78,700	78,700	—	7,793,661	7,793,661	7,793,661
Mettler-Toledo International, Inc.[a]	20,560	—	20,560	20,560	6,218,578	—	6,218,578	6,218,578
Mylan, Inc.[a]	42,150	—	42,150	106,913	2,375,996	—	2,375,996	6,026,686
Perrigo Company plc	45,781	—	45,781	45,781	7,652,752	—	7,652,752	7,652,752
Team Health Holdings, Inc.[a]	58,831	—	58,831	58,831	3,384,547	—	3,384,547	3,384,547
Teleflex, Inc.	41,831	—	41,831	41,831	4,803,035	—	4,803,035	4,803,035
Universal Health Services, Inc.	14,293	128,900	143,193	143,193	1,590,239	14,341,414	15,931,653	15,931,653
Vertex Pharmaceuticals, Inc.[a]	9,362	—	9,362	9,362	1,112,206	—	1,112,206	1,112,206
Waters Corporation[a]	—	90,450	90,450	90,450	—	10,195,524	10,195,524	10,195,524
Zimmer Holdings, Inc.	—	—	—	47,424	—	—	—	5,378,830

Total Health Care					65,938,466	111,551,923	177,490,389	213,477,463

Industrials (15.3%)
ADT Corporation[b]	—	476,594	476,594	476,594	—	17,267,001	17,267,001	17,267,001
Alliant Techsystems, Inc.	—	—	—	43,248	—	—	—	5,027,580
Armstrong World Industries, Inc.[a]	—	—	—	60,488	—	—	—	3,092,146
B/E Aerospace, Inc.[a]	50,552	—	50,552	50,552	2,933,027	—	2,933,027	2,933,027
Dun & Bradstreet Corporation	—	—	—	12,080	—	—	—	1,461,197
Fastenal Company[b]	27,916	—	27,916	27,916	1,327,685	—	1,327,685	1,327,685
Flowserve Corporation	23,549	165,200	188,749	188,749	1,408,937	9,883,916	11,292,853	11,292,853
Fortune Brands Home and Security, Inc.	111,232	—	111,232	199,020	5,035,473	—	5,035,473	9,009,636

GATX Corporation	31,665	—	31,665	31,665	1,822,004	—	1,822,004	1,822,004
Graco, Inc.	60,571	—	60,571	60,571	4,856,583	—	4,856,583	4,856,583
Hertz Global Holdings, Inc.[a]	—	—	—	192,820	—	—	—	4,808,931
Huntington Ingalls Industries, Inc.	—	94,850	94,850	94,850	—	10,666,831	10,666,831	10,666,831
JB Hunt Transport Services, Inc.	54,322	—	54,322	54,322	4,576,628	—	4,576,628	4,576,628
Kansas City Southern	—	—	—	26,806	—	—	—	3,271,136
KLX, Inc.[a]	25,276	—	25,276	25,276	1,042,635	—	1,042,635	1,042,635
Manpower, Inc.	—	102,958	102,958	102,958	—	7,018,647	7,018,647	7,018,647
Nielsen NV	93,596	—	93,596	93,596	4,186,549	—	4,186,549	4,186,549
Old Dominion Freight Line, Inc.[a]	29,840	—	29,840	29,840	2,316,777	—	2,316,777	2,316,777
Oshkosh Corporation	—	365,584	365,584	365,584	—	17,785,661	17,785,661	17,785,661
Parker Hannifin Corporation	—	109,832	109,832	109,832	—	14,162,836	14,162,836	14,162,836
Robert Half International, Inc.	153,301	—	153,301	153,301	8,949,712	—	8,949,712	8,949,712
Roper Industries, Inc.	40,825	—	40,825	40,825	6,382,989	—	6,382,989	6,382,989
Southwest Airlines Company	132,676	649,300	781,976	781,976	5,614,848	27,478,376	33,093,224	33,093,224
Stericycle, Inc.[a]	74,846	—	74,846	74,846	9,810,814	—	9,810,814	9,810,814
Terex Corporation	—	—	—	101,019	—	—	—	2,816,410
Textron, Inc.	—	—	—	103,355	—	—	—	4,352,279
Triumph Group, Inc.	—	—	—	70,275	—	—	—	4,723,885
United Continental Holdings, Inc.[a]	—	—	—	25,376	—	—	—	1,697,401
United Rentals, Inc.[a]	68,894	—	68,894	68,894	7,027,877	—	7,027,877	7,027,877
WABCO Holdings, Inc.[a]	—	90,900	90,900	90,900	—	9,524,502	9,524,502	9,524,502

Total Industrials					67,292,538	113,787,770	181,080,308	216,305,436

Information Technology (19.3%)
Agilent Technologies, Inc.	98,860	—	98,860	98,860	4,047,328	—	4,047,328	4,047,328
Alliance Data Systems Corporation[a]	—	89,750	89,750	89,750	—	25,672,988	25,672,988	25,672,988
Altera Corporation	—	—	—	98,579	—	—	—	3,641,508
Amphenol Corporation	144,911	—	144,911	144,911	7,797,661	—	7,797,661	7,797,661
Analog Devices, Inc.	—	—	—	47,282	—	—	—	2,625,097
ANSYS, Inc.[a]	54,832	—	54,832	54,832	4,496,224	—	4,496,224	4,496,224
AOL, Inc.[a]	—	—	—	48,979	—	—	—	2,261,360
Applied Materials, Inc.	—	940,933	940,933	940,933	—	23,448,050	23,448,050	23,448,050
Atmel Corporation[a]	—	—	—	363,849	—	—	—	3,054,512
Autodesk, Inc.[a]	35,762	—	35,762	35,762	2,147,866	—	2,147,866	2,147,866
Broadcom Corporation	—	—	—	63,533	—	—	—	2,752,885
Brocade Communications Systems, Inc.	—	—	—	296,857	—	—	—	3,514,787
Check Point Software Technologies, Ltd.[a]	—	—	—	36,873	—	—	—	2,897,112
Ciena Corporation[a]	128,252	—	128,252	128,252	2,489,371	—	2,489,371	2,489,371

Citrix Systems, Inc.[a]	—	—	—	44,248	—	—	—	2,823,022
eBay, Inc.[a]	—	171,904	171,904	171,904	—	9,647,252	9,647,252	9,647,252
F5 Networks, Inc.[a]	51,310	—	51,310	51,310	6,694,159	—	6,694,159	6,694,159
Fortinet, Inc.[a]	209,862	—	209,862	209,862	6,434,369	—	6,434,369	6,434,369
Gartner, Inc.[a]	78,004	—	78,004	78,004	6,568,717	—	6,568,717	6,568,717
HomeAway, Inc.[a]	85,371	—	85,371	85,371	2,542,348	—	2,542,348	2,542,348
IAC InterActiveCorp	19,802	—	19,802	19,802	1,203,764	—	1,203,764	1,203,764
Imperva, Inc.[a]	55,294	—	55,294	55,294	2,733,182	—	2,733,182	2,733,182
Informatica Corporation[a]	—	—	—	63,466	—	—	—	2,420,276
Juniper Networks, Inc.	—	426,382	426,382	571,137	—	9,516,846	9,516,846	12,747,778
Keysight Technologies, Inc.[a]	49,306	—	49,306	84,887	1,665,064	—	1,665,064	2,866,634
LinkedIn Corporation[a]	8,010	—	8,010	8,010	1,839,977	—	1,839,977	1,839,977
Maxim Integrated Products, Inc.	—	—	—	185,004	—	—	—	5,896,078
NetApp, Inc.	—	323,300	323,300	390,794	—	13,400,785	13,400,785	16,198,411
Nice Systems, Ltd. ADR	45,503	—	45,503	45,503	2,304,727	—	2,304,727	2,304,727
Nuance Communications, Inc.[a]	84,571	—	84,571	84,571	1,206,828	—	1,206,828	1,206,828
NVIDIA Corporation	151,413	1,152,516	1,303,929	1,303,929	3,035,831	23,107,946	26,143,777	26,143,777
NXP Semiconductors NVa	122,228	—	122,228	122,228	9,338,219	—	9,338,219	9,338,219
Pandora Media, Inc.[a]	—	—	—	122,382	—	—	—	2,182,071
QLIK Technologies, Inc.[a]	191,483	—	191,483	191,483	5,914,910	—	5,914,910	5,914,910
Rackspace Hosting, Inc.[a]	—	47,350	47,350	47,350	—	2,216,454	2,216,454	2,216,454
Red Hat, Inc.[a]	—	222,750	222,750	255,914	—	15,400,935	15,400,935	17,693,894
ServiceNow, Inc.[a]	71,941	—	71,941	71,941	4,881,197	—	4,881,197	4,881,197
Skyworks Solutions, Inc.	39,944	—	39,944	39,944	2,904,328	—	2,904,328	2,904,328
Synopsys, Inc.[a]	49,067	—	49,067	49,067	2,132,942	—	2,132,942	2,132,942
Teradyne, Inc.	—	565,972	565,972	565,972	—	11,200,586	11,200,586	11,200,586
Ubiquiti Networks, Inc.[b]	—	251,200	251,200	251,200	—	7,445,568	7,445,568	7,445,568
Ultimate Software Group, Inc.[a]	9,100	—	9,100	9,100	1,336,017	—	1,336,017	1,336,017
VeriFone Systems, Inc.[a]	75,835	—	75,835	75,835	2,821,062	—	2,821,062	2,821,062
Xerox Corporation	—	—	—	362,263	—	—	—	5,020,965

Total Information Technology					86,536,091	141,057,410	227,593,501	276,206,261

Materials (3.8%)
Airgas, Inc.	43,177	—	43,177	43,177	4,973,127	—	4,973,127	4,973,127
Albemarle Corporation[b]	37,889	—	37,889	37,889	2,278,266	—	2,278,266	2,278,266
Axalta Coating Systems, Ltd.[a]	—	—	—	96,875	—	—	—	2,520,688
Carpenter Technology Corporation	—	—	—	57,632	—	—	—	2,838,376
Celanese Corporation	29,841	—	29,841	80,406	1,789,266	—	1,789,266	4,821,143
CF Industries Holdings, Inc.	—	—	—	14,120	—	—	—	3,848,265
FMC Corporation	82,042	—	82,042	82,042	4,678,855	—	4,678,855	4,678,855
Owens-Illinois, Inc.[a]	—	291,150	291,150	291,150	—	7,858,139	7,858,139	7,858,139

Packaging Corporation of America	—	—	—	52,969	—	—	—	4,134,230
Reliance Steel & Aluminum Company	—	—	—	29,279	—	—	—	1,793,924
Silgan Holdings, Inc.	—	165,712	165,712	165,712	—	8,882,163	8,882,163	8,882,163
Silver Wheaton Corporation	70,553	—	70,553	70,553	1,434,343	—	1,434,343	1,434,343
Steel Dynamics, Inc.	—	676,450	676,450	676,450	—	13,353,123	13,353,123	13,353,123
Timkensteel Corporation	—	—	—	49,179	—	—	—	1,821,098
Valspar Corporation	—	—	—	36,481	—	—	—	3,154,877

Total Materials					15,153,857	30,093,425	45,247,282	68,390,617

Telecommunications Services (0.6%)
Level 3 Communications, Inc.[a]	29,238	—	29,238	29,238	1,443,773	—	1,443,773	1,443,773
SBA Communications Corporation[a]	50,186	—	50,186	50,186	5,558,601	—	5,558,601	5,558,601

Total Telecommunication Services					7,002,374	—	7,002,374	7,002,374

Utilities (.9%)
FirstEnergy Corporation	—	—	—	212,871	—	—	—	8,299,840
NRG Energy, Inc.	—	—	—	132,445	—	—	—	3,569,393
PG&E Corporation	—	—	—	107,339	—	—	—	5,714,728
Public Service Enterprise Group, Inc.	—	262,250	262,250	262,250	—	10,859,773	10,859,773	10,859,773
SCANA Corporation	—	—	—	52,822	—	—	—	3,190,449
Sempra Energy	—	—	—	70,757	—	—	—	7,879,500

Total Utilities					—	10,859,773	10,859,773	39,513,683

Total Common Stock (Cost $285,980,355, Cost $521,717,427, Combined Portfolio Cost $807,697,782, Combined Portfolios Cost $1,127,069,707)					408,514,653	713,936,224	1,122,450,877	1,506,658,363

Collateral Held for Securities Loaned (2.8%)
Thrivent Cash Management Trust	3,029,925	29,599,525	32,629,450	32,629,450	3,029,925	29,599,525	32,629,450	32,629,450

Total Collateral Held for Securities Loaned (Cost $3,029,925, Cost $29,599,525, Combined Portfolio Cost $32,629,450, Combined Portfolios Cost $32,629,450)					3,029,925	29,599,525	32,629,450	32,629,450

Short-Term Investments (4.9%)[c]
Thrivent Cash Management Trust	19,034,912	38,432,404	57,467,316	77,646,557	19,034,912	38,432,404	57,467,316	77,646,557

cost)					19,034,912	38,432,404	57,467,316	77,646,557

Total Investments (Cost $308,045,192, Cost $589,749,356, Combined Portfolio Cost 897,794,548, Combined Portfolios Cost $1,237,345,714) 102.8%					430,579,490	781,968,153	1,212,547,643	1,616,934,370

Other Assets and Liabilities, Net (2.8%)					(3,426,268)	(29,349,714)	(32,775,982)	(34,305,604)

Total Net Assets 100.0%					427,153,222	752,618,439	1,179,771,661	1,582,628,766

(a)	Non-income producing security.
(b)	All or a portion of the security is on loan.
(c)	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR - American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Mid Cap Growth Portfolio

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Mid Cap Growth Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	88,089,770	88,089,770	—	—
Consumer Staples	22,022,510	22,022,510	—	—
Energy	13,014,585	13,014,585	—	—
Financials	43,464,462	43,464,462	—	—
Health Care	65,938,466	65,938,466	—	—
Industrials	67,292,538	67,292,538	—	—
Information Technology	86,536,091	86,536,091	—	—
Materials	15,153,857	15,153,857	—	—
Telecommunications Services	7,002,374	7,002,374	—	—
Utilities	0	0
Collateral Held for Securities Loaned	3,029,925	3,029,925	—	—
Short-Term Investments	19,034,912	19,034,912	—	—

Total	$430,579,490	$430,579,490	$—	—

There were no significant transfers between Levels during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

Mid Cap Stock Portfolio

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Mid Cap Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	70,538,344	70,538,344	—	—
Consumer Staples	35,301,704	35,301,704	—	—
Energy	32,879,764	32,879,764	—	—
Financials	167,866,111	167,866,111	—	—
Health Care	111,551,923	111,551,923	—	—
Industrials	113,787,770	113,787,770	—	—
Information Technology	141,057,410	141,057,410	—	—
Materials	30,093,425	30,093,425	—	—
Telecommunications Services	0	0	—	—
Utilities	10,859,773	10,859,773	—	—
Collateral Held for Securities Loaned	29,599,525	29,599,525	—	—
Short-Term Investments	38,432,404	38,432,404	—	—

Total	$781,968,153	$781,968,153	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

Combined Pro Forma (assuming merger with Target Portfolio)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Mid Cap Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	158,628,114	158,628,114	—	—
Consumer Staples	57,324,214	57,324,214	—	—
Energy	45,894,349	45,894,349	—	—
Financials	211,330,573	211,330,573	—	—
Health Care	177,490,389	177,490,389	—	—
Industrials	181,080,308	181,080,308	—	—
Information Technology	227,593,501	227,593,501	—	—
Materials	45,247,282	45,247,282	—	—
Telecommunications Services	7,002,374	7,002,374	—	—
Utilities	10,859,773	10,859,773	—	—
Collateral Held for Securities Loaned	32,629,450	32,629,450	—	—
Short-Term Investments	57,467,316	57,467,316	—	—

Total	$1,212,547,643	$1,212,547,643	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

Mid Cap Growth Portfolio

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Growth Portfolio, is as follows:

Portfolio	Value 31-Dec-13	Gross Purchases	Gross Sales	Shares Held at 31-Dec-14	Value 31-Dec-14	Income Earned January 1, 2014 - December 31, 2014
Cash Management Trust- Collateral Investment	$17,677,617	$84,213,047	$98,860,739	3,029,925	$3,029,925	$10,898
Cash Management Trust- Short Term Investment	12,208,592	106,231,062	99,404,742	19,034,912	19,034,912	7,679
Total Value and Income Earned	29,886,209				22,064,837	18,577

Mid Cap Stock Portfolio

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Stock Portfolio, is as follows:

Portfolio	Value 31-Dec-13	Gross Purchases	Gross Sales	Shares Held at 31-Dec-14	Value 31-Dec-14	Income Earned January 1, 2014 - December 31, 2014
Cash Management Trust- Collateral Investment	$37,473,212	$328,104,857	$335,978,544	29,599,525	$29,599,525	$206,831
Cash Management Trust- Short Term Investment	26,698,226	120,907,896	109,173,718	38,432,404	38,432,404	21,297
Total Value and Income Earned	64,171,438				68,031,929	228,128

Combined Pro Forma (assuming merger with Target Portfolio)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Stock Portfolio, is as follows:

Portfolio	Value 31-Dec-13	Gross Purchases	Gross Sales	Shares Held at 31-Dec-14	Value 31-Dec-14	Income Earned January 1, 2014 - December 31, 2014
Cash Management Trust- Collateral Investment	$55,150,829	$412,317,904	$434,839,283	$32,629,450	$32,629,450	$217,729
Cash Management Trust- Short Term Investment	$38,906,818	$227,138,958	$208,578,460	$57,467,316	$57,467,316	$28,976
Total Value and Income Earned	$94,057,647				$90,096,766	$246,705

Pro Forma Combined Schedule of Investments - December 31, 2014

Thrivent Partner Mid Cap Value Portfolio and Thrivent Mid Cap Stock Portfolio

Common Stock (95.0%)	Parter Mid Cap Value Portfolio Shares	Mid Cap Stock Portfolio Shares	Combined Pro Forma Shares (assuming merger with one Target Portfolio)	Combined Pro Forma Shares (assuming merger with two Target Portfolios)	Partner Mid Cap Value Portfolio Value	Mid Cap Stock Portfolio Value	Combined Pro Forma Value (assuming merger with one Target Portfolio)	Combined Pro Forma Value (assuming merger with two Target Portfolios)
Consumer Discretionary (11.0%)
AMC Networks, Inc.[a]	65,606	—	65,606	65,606	4,183,695	—	4,183,695	4,183,695
Cheesecake Factory, Inc.	—	191,300	191,300	191,300	—	9,624,303	9,624,303	9,624,303
Delphi Automotive plc	—	—	—	63,146		—	—	4,591,977
Discovery Communications, Inc., Class Aa	—	—	—	39,272	—	—	—	1,352,920
DISH Network Corporation[a]	—	250,100	250,100	250,100	—	18,229,789	18,229,789	18,229,789
Dollar Tree, Inc.[a]	—	—	—	117,397	—	—	—	8,262,401
Expedia, Inc.	26,875	—	26,875	26,875	2,294,050	—	2,294,050	2,294,050
Fossil, Inc.[a]	24,405	—	24,405	24,405	2,702,610	—	2,702,610	2,702,610
Gap, Inc.	181,914	—	181,914	181,914	7,660,399	—	7,660,399	7,660,399
GNC Holdings, Inc.	46,149	—	46,149	46,149	2,167,157	—	2,167,157	2,167,157
Harman International Industries, Inc.	—	83,800	83,800	112,338	—	8,942,298	8,942,298	11,987,588
Jarden Corporation[a]	—	—	—	182,120	—	—	—	8,719,906
Liberty Broadband Corporation Rights[a]	5,805	—	5,805	5,805	55,147	—	55,147	55,147
Liberty Broadband Corporation, Class Aa	9,454	—	9,454	9,454	473,551	—	473,551	473,551
Liberty Broadband Corporation, Class Ca	19,575	—	19,575	19,575	975,226	—	975,226	975,226
Liberty Interactive Corporation[a]	102,486	—	102,486	102,486	3,015,138	—	3,015,138	3,015,138
Liberty Media Corporation, Class Aa	37,817	—	37,817	37,817	1,333,806	—	1,333,806	1,333,806
Liberty Media Corporation, Class Ca	98,858	—	98,858	98,858	3,462,996	—	3,462,996	3,462,996
Limited Brands, Inc.	—	—	—	86,070	—	—	—	7,449,358
Marriott International, Inc.	—	—	—	96,242	—	—	—	7,509,763
MGM Resorts International[a]	205,387	—	205,387	205,387	4,391,174	—	4,391,174	4,391,174
Mohawk Industries, Inc.[a]	26,243	—	26,243	26,243	4,077,112	—	4,077,112	4,077,112
Omnicom Group, Inc.	—	169,150	169,150	169,150	—	13,104,050	13,104,050	13,104,050
O’Reilly Automotive, Inc.[a]	—	—	—	38,122	—	—	—	7,343,060
PVH Corporation	20,182	—	20,182	69,302	2,586,727	—	2,586,727	8,882,437
Ralph Lauren Corporation	—	—	—	17,420	—	—	—	3,225,487
Ross Stores, Inc.	—	—	—	78,262	—	—	—	7,376,976
Scripps Networks Interactive, Inc.	22,169	139,600	161,769	161,769	1,668,661	10,507,692	12,176,353	12,176,353
Staples, Inc.	213,352	—	213,352	213,352	3,865,938	—	3,865,938	3,865,938
Starwood Hotels & Resorts Worldwide, Inc.	60,673	—	60,673	136,172	4,918,760	—	4,918,760	11,039,464
Toll Brothers, Inc.[a]	110,613	295,600	406,213	468,179	3,790,707	10,130,212	13,920,919	16,044,494
Tractor Supply Company	—	—	—	45,775	—	—	—	3,607,986
Ulta Salon Cosmetics & Fragrance, Inc.[a]	—	—	—	17,555	—	—	—	2,244,231
Under Armour, Inc.[a]	—	—	—	52,123	—	—	—	3,539,152
Urban Outfitters, Inc.[a]	75,789	—	75,789	75,789	2,662,468	—	2,662,468	2,662,468
VF Corporation	—	—	—	70,511	—	—	—	5,281,274

Total Consumer Discretionary					56,285,322	70,538,344	126,823,666	214,913,436

Consumer Staples (5.3%)
ConAgra Foods, Inc.	162,949	—	162,949	162,949	5,911,790	—	5,911,790	5,911,790
Energizer Holdings, Inc.	35,330	—	35,330	35,330	4,542,025	—	4,542,025	4,542,025
Hain Celestial Group, Inc.[a]	—	—	—	117,990	—	—	—	6,877,637
Ingredion, Inc.	—	112,050	112,050	112,050	—	9,506,322	9,506,322	9,506,322
Keurig Green Mountain, Inc.	—	84,000	84,000	84,000	—	11,121,180	11,121,180	11,121,180
Kroger Company	50,090	—	50,090	50,090	3,216,279	—	3,216,279	3,216,279
Molson Coors Brewing Company	40,885	100,750	141,635	141,635	3,046,750	7,507,890	10,554,640	10,554,640
Monster Beverage Corporation[a]	—	—	—	82,385	—	—	—	8,926,415
TreeHouse Foods, Inc.[a]	—	25,900	25,900	25,900	—	2,215,227	2,215,227	2,215,227
Tyson Foods, Inc.	143,076	—	143,076	143,076	5,735,917	—	5,735,917	5,735,917
United Natural Foods, Inc.[a]	—	—	—	65,744	—	—	—	5,083,655
WhiteWave Foods Company[a]	—	141,500	141,500	141,500	—	4,951,085	4,951,085	4,951,085
Whole Foods Market, Inc.	74,519	—	74,519	97,026	3,757,247	—	3,757,247	4,892,050

Total Consumer Staples					26,210,008	35,301,704	61,511,712	83,534,222

Energy (4.3%)
Atwood Oceanics, Inc.[a]	—	43,750	43,750	43,750	—	1,241,187	1,241,187	1,241,187
Cameron International Corporation[a]	—	29,700	29,700	106,381	—	1,483,515	1,483,515	5,313,731
Chesapeake Energy Corporation	207,297	—	207,297	207,297	4,056,802	—	4,056,802	4,056,802
Cimarex Energy Company	19,773	21,100	40,873	40,873	2,095,938	2,236,600	4,332,538	4,332,538
Concho Resources, Inc.[a]	—	16,700	16,700	49,163	—	1,665,825	1,665,825	4,904,009
Denbury Resources, Inc.[b]	—	123,950	123,950	123,950	—	1,007,714	1,007,714	1,007,714
Energen Corporation	5,296	15,950	21,246	21,246	337,673	1,016,972	1,354,645	1,354,645
Ensco plc	—	29,550	29,550	29,550	—	885,022	885,022	885,022
EQT Corporation	—	17,720	17,720	17,720	—	1,341,404	1,341,404	1,341,404
Gulfport Energy Corporation[a]	—	17,600	17,600	17,600	—	734,624	734,624	734,624
Helix Energy Solutions Group, Inc.[a]	—	75,050	75,050	75,050	—	1,628,585	1,628,585	1,628,585
Helmerich & Payne, Inc.	—	30,250	30,250	30,250	—	2,039,455	2,039,455	2,039,455
HollyFrontier Corporation	—	48,050	48,050	80,706	—	1,800,914	1,800,914	3,024,861
National Oilwell Varco, Inc.	—	26,000	26,000	26,000	—	1,703,780	1,703,780	1,703,780
Newfield Exploration Company[a]	—	43,350	43,350	43,350	—	1,175,652	1,175,652	1,175,652
Noble Corporation	—	49,600	49,600	49,600	—	821,872	821,872	821,872
Noble Energy, Inc.	—	33,850	33,850	33,850	—	1,605,506	1,605,506	1,605,506
Oasis Petroleum, Inc.[a]	—	30,150	30,150	30,150	—	498,681	498,681	498,681
Oceaneering International, Inc.	—	32,100	32,100	32,100	—	1,887,801	1,887,801	1,887,801
Oil States International, Inc.[a]	24,360	28,650	53,010	53,010	1,191,204	1,400,985	2,592,189	2,592,189
Pioneer Natural Resources Company	—	10,300	10,300	10,300	—	1,533,155	1,533,155	1,533,155
Rowan Companies plc	—	46,550	46,550	46,550	—	1,085,546	1,085,546	1,085,546
SM Energy Company	—	25,050	25,050	59,633	—	966,429	966,429	2,300,641
Southwestern Energy Company[a]	192,906	—	192,906	317,055	5,264,405	—	5,264,405	8,652,431
Superior Energy Services, Inc.	—	107,600	107,600	107,600	—	2,168,140	2,168,140	2,168,140
Tesoro Corporation	48,599	—	48,599	48,599	3,613,336	—	3,613,336	3,613,336
Whiting Petroleum Corporation[a]	—	28,800	28,800	28,800	—	950,400	950,400	950,400

Total Energy					16,559,358	32,879,764	49,439,122	62,453,707

Financials (24.4%)
Affiliated Managers Group, Inc.[a]	—	—	—	43,444	—	—	—	9,220,555
Ameriprise Financial, Inc.	—	—	—	36,373	—	—	—	4,810,329
Arthur J. Gallagher & Company	78,243	—	78,243	78,243	3,683,680	—	3,683,680	3,683,680
AvalonBay Communities, Inc.	33,055	—	33,055	33,055	5,400,856	—	5,400,856	5,400,856
Brixmor Property Group, Inc.	246,362	306,700	553,062	553,062	6,119,632	7,618,428	13,738,060	13,738,060
Camden Property Trust	—	99,900	99,900	99,900	—	7,376,616	7,376,616	7,376,616
DDR Corporation	257,148	—	257,148	257,148	4,721,237	—	4,721,237	4,721,237
Digital Realty Trust, Inc.	—	109,050	109,050	109,050	—	7,230,015	7,230,015	7,230,015
Discover Financial Services	—	—	—	83,495	—	—	—	5,468,088
Duke Realty Corporation	—	458,000	458,000	458,000	—	9,251,600	9,251,600	9,251,600
Everest Re Group, Ltd.	27,436	—	27,436	27,436	4,672,351	—	4,672,351	4,672,351
Fifth Third Bancorp	299,927	—	299,927	299,927	6,111,013	—	6,111,013	6,111,013
First Republic Bank	—	233,100	233,100	389,416	—	12,149,172	12,149,172	20,296,362
Genworth Financial, Inc.[a]	136,586	—	136,586	136,586	1,160,981	—	1,160,981	1,160,981
HCC Insurance Holdings, Inc.	—	248,370	248,370	248,370	—	13,292,762	13,292,762	13,292,762
Host Hotels & Resorts, Inc.	—	557,748	557,748	557,748	—	13,257,670	13,257,670	13,257,670
Huntington Bancshares, Inc.	560,210	1,636,300	2,196,510	2,196,510	5,893,409	17,213,876	23,107,285	23,107,285
Intercontinental Exchange, Inc.	—	—	—	24,312	—	—	—	5,331,379
Invesco, Ltd.	135,325	—	135,325	135,325	5,348,044	—	5,348,044	5,348,044
KeyCorp	—	731,350	731,350	731,350	—	10,165,765	10,165,765	10,165,765
Lazard, Ltd.	—	278,574	278,574	278,574	—	13,937,057	13,937,057	13,937,057
Lincoln National Corporation	132,725	—	132,725	132,725	7,654,251	—	7,654,251	7,654,251
M&T Bank Corporation[b]	34,400	91,500	125,900	125,900	4,321,328	11,494,230	15,815,558	15,815,558
NASDAQ OMX Group, Inc.	69,609	369,300	438,909	438,909	3,338,448	17,711,628	21,050,076	21,050,076
Navient Corporation	275,948	—	275,948	275,948	5,963,236	—	5,963,236	5,963,236
Northern Trust Corporation	—	202,333	202,333	202,333	—	13,637,244	13,637,244	13,637,244
Principal Financial Group, Inc.	125,601	—	125,601	125,601	6,523,716	—	6,523,716	6,523,716
Raymond James Financial, Inc.	81,185	—	81,185	81,185	4,651,089	—	4,651,089	4,651,089
RLJ Lodging Trust	124,613	—	124,613	124,613	4,178,274	—	4,178,274	4,178,274
Signature Bank[a]	29,785	—	29,785	29,785	3,751,719	—	3,751,719	3,751,719
SLM Corporation	454,781	—	454,781	454,781	4,634,218	—	4,634,218	4,634,218
Starwood Property Trust, Inc.	212,502	—	212,502	212,502	4,938,546	—	4,938,546	4,938,546
SVB Financial Group[a]	—	—	—	17,220	—	—	—	1,998,725
Taubman Centers, Inc.	37,466	—	37,466	37,466	2,863,152	—	2,863,152	2,863,152
TD Ameritrade Holding Corporation	—	—	—	163,107	—	—	—	5,835,968
Unum Group	80,377	—	80,377	80,377	2,803,550	—	2,803,550	2,803,550
Validus Holdings, Ltd.	77,595	—	77,595	77,595	3,224,848	—	3,224,848	3,224,848
Voya Financial, Inc.	86,145	—	86,145	86,145	3,650,825	—	3,650,825	3,650,825
XL Group plc	156,265	—	156,265	156,265	5,370,828	—	5,370,828	5,370,828
Zions Bancorporation	89,490	474,572	564,062	657,090	2,551,360	13,530,048	16,081,408	18,733,636

Total Financials					113,530,591	167,866,111	281,396,702	324,861,164

Health Care (12.8%)
Acorda Therapeutics, Inc.[a]	—	238,700	238,700	238,700	—	9,755,669	9,755,669	9,755,669
Actavis plc[a]	—	—	—	29,083	—	—	—	7,486,255
Allscripts Healthcare Solutions, Inc.[a]	165,588	598,700	764,288	764,288	2,114,559	7,645,399	9,759,958	9,759,958
AmerisourceBergen Corporation	—	—	—	66,724	—	—	—	6,015,836
BioMarin Pharmaceutical, Inc.[a]	—	—	—	73,832	—	—	—	6,674,413
C.R. Bard, Inc.	—	83,682	83,682	83,682	—	13,943,095	13,943,095	13,943,095
Cardinal Health, Inc.	59,855	—	59,855	59,855	4,832,094	—	4,832,094	4,832,094
Catamaran Corporation[a]	—	—	—	87,383	—	—	—	4,522,070
Centene Corporation[a]	—	121,400	121,400	121,400	—	12,607,390	12,607,390	12,607,390
Cerner Corporation[a]	—	—	—	99,308	—	—	—	6,421,255
CIGNA Corporation	68,002	—	68,002	68,002	6,998,086	—	6,998,086	6,998,086
Cooper Companies, Inc.	—	—	—	21,692	—	—	—	3,516,056
Edwards Lifesciences Corporation[a]	—	55,800	55,800	55,800	—	7,107,804	7,107,804	7,107,804
Endo International plc[a]	80,256	—	80,256	80,256	5,788,063	—	5,788,063	5,788,063
Envision Healthcare Holdings, Inc.[a]	54,836	—	54,836	174,906	1,902,261	—	1,902,261	6,067,489
Hologic, Inc.[a]	—	423,300	423,300	423,300	—	11,319,042	11,319,042	11,319,042
Illumina, Inc.[a]	—	91,250	91,250	91,250	—	16,842,925	16,842,925	16,842,925
Laboratory Corporation of America Holdings[a]	49,328	—	49,328	49,328	5,322,491	—	5,322,491	5,322,491
Mallinckrodt, LLC[a]	—	78,700	78,700	78,700	—	7,793,661	7,793,661	7,793,661
Mettler-Toledo International, Inc.[a]	—	—	—	20,560	—	—	—	6,218,578
Mylan, Inc.[a]	64,763	—	64,763	106,913	3,650,690	—	3,650,690	6,026,686
Perrigo Company plc	—	—	—	45,781	—	—	—	7,652,752
Team Health Holdings, Inc.[a]	—	—	—	58,831	—	—	—	3,384,547
Teleflex, Inc.	—	—	—	41,831	—	—	—	4,803,035
Universal Health Services, Inc.	—	128,900	128,900	143,193	—	14,341,414	14,341,414	15,931,653
Vertex Pharmaceuticals, Inc.[a]	—	—	—	9,362	—	—	—	1,112,206
Waters Corporation[a]	—	90,450	90,450	90,450	—	10,195,524	10,195,524	10,195,524
Zimmer Holdings, Inc.	47,424	—	47,424	47,424	5,378,830	—	5,378,830	5,378,830

Total Health Care					35,987,074	111,551,923	147,538,997	213,477,463

Industrials (12.9%)
ADT Corporation[b]	—	476,594	476,594	476,594	—	17,267,001	17,267,001	17,267,001
Alliant Techsystems, Inc.	43,248	—	43,248	43,248	5,027,580	—	5,027,580	5,027,580
Armstrong World Industries, Inc.[a]	60,488	—	60,488	60,488	3,092,146	—	3,092,146	3,092,146
B/E Aerospace, Inc.[a]	—	—	—	50,552	—	—	—	2,933,027
Dun & Bradstreet Corporation	12,080	—	12,080	12,080	1,461,197	—	1,461,197	1,461,197
Fastenal Company[b]	—	—	—	27,916	—	—	—	1,327,685
Flowserve Corporation	—	165,200	165,200	188,749	—	9,883,916	9,883,916	11,292,853
Fortune Brands Home and Security, Inc.	87,788	—	87,788	199,020	3,974,163	—	3,974,163	9,009,636
GATX Corporation	—	—	—	31,665	—	—	—	1,822,004
Graco, Inc.	—	—	—	60,571	—	—	—	4,856,583
Hertz Global Holdings, Inc.[a]	192,820	—	192,820	192,820	4,808,931	—	4,808,931	4,808,931
Huntington Ingalls Industries, Inc.	—	94,850	94,850	94,850	—	10,666,831	10,666,831	10,666,831
JB Hunt Transport Services, Inc.	—	—	—	54,322	—	—	—	4,576,628

Kansas City Southern	26,806	—	26,806	26,806	3,271,136	—	3,271,136	3,271,136
KLX, Inc.[a]	—	—	—	25,276	—	—	—	1,042,635
Manpower, Inc.	—	102,958	102,958	102,958	—	7,018,647	7,018,647	7,018,647
Nielsen NV	—	—	—	93,596	—	—	—	4,186,549
Old Dominion Freight Line, Inc.[a]	—	—	—	29,840	—	—	—	2,316,777
Oshkosh Corporation	—	365,584	365,584	365,584	—	17,785,661	17,785,661	17,785,661
Parker Hannifin Corporation	—	109,832	109,832	109,832	—	14,162,836	14,162,836	14,162,836
Robert Half International, Inc.	—	—	—	153,301	—	—	—	8,949,712
Roper Industries, Inc.	—	—	—	40,825	—	—	—	6,382,989
Southwest Airlines Company	—	649,300	649,300	781,976	—	27,478,376	27,478,376	33,093,224
Stericycle, Inc.[a]	—	—	—	74,846	—	—	—	9,810,814
Terex Corporation	101,019	—	101,019	101,019	2,816,410	—	2,816,410	2,816,410
Textron, Inc.	103,355	—	103,355	103,355	4,352,279	—	4,352,279	4,352,279
Triumph Group, Inc.	70,275	—	70,275	70,275	4,723,885	—	4,723,885	4,723,885
United Continental Holdings, Inc.[a]	25,376	—	25,376	25,376	1,697,401	—	1,697,401	1,697,401
United Rentals, Inc.[a]	—	—	—	68,894	—	—	—	7,027,877
WABCO Holdings, Inc.[a]	—	90,900	90,900	90,900	—	9,524,502	9,524,502	9,524,502

Total Industrials					35,225,128	113,787,770	149,012,898	216,305,436

Information Technology (16.4%)
Agilent Technologies, Inc.	—	—	—	98,860	—	—	—	4,047,328
Alliance Data Systems Corporation[a]	—	89,750	89,750	89,750	—	25,672,988	25,672,988	25,672,988
Altera Corporation	98,579	—	98,579	98,579	3,641,508	—	3,641,508	3,641,508
Amphenol Corporation	—	—	—	144,911	—	—	—	7,797,661
Analog Devices, Inc.	47,282	—	47,282	47,282	2,625,097	—	2,625,097	2,625,097
ANSYS, Inc.[a]	—	—	—	54,832	—	—	—	4,496,224
AOL, Inc.[a]	48,979	—	48,979	48,979	2,261,360	—	2,261,360	2,261,360
Applied Materials, Inc.	—	940,933	940,933	940,933	—	23,448,050	23,448,050	23,448,050
Atmel Corporation[a]	363,849	—	363,849	363,849	3,054,512	—	3,054,512	3,054,512
Autodesk, Inc.[a]	—	—	—	35,762	—	—	—	2,147,866
Broadcom Corporation	63,533	—	63,533	63,533	2,752,885	—	2,752,885	2,752,885
Brocade Communications Systems, Inc.	296,857	—	296,857	296,857	3,514,787	—	3,514,787	3,514,787
Check Point Software Technologies, Ltd.[a]	36,873	—	36,873	36,873	2,897,112	—	2,897,112	2,897,112
Ciena Corporation[a]	—	—	—	128,252	—	—	—	2,489,371
Citrix Systems, Inc.[a]	44,248	—	44,248	44,248	2,823,022	—	2,823,022	2,823,022
eBay, Inc.[a]	—	171,904	171,904	171,904	—	9,647,252	9,647,252	9,647,252
F5 Networks, Inc.[a]	—	—	—	51,310	—	—	—	6,694,159
Fortinet, Inc.[a]	—	—	—	209,862	—	—	—	6,434,369
Gartner, Inc.[a]	—	—	—	78,004	—	—	—	6,568,717
HomeAway, Inc.[a]	—	—	—	85,371	—	—	—	2,542,348
IACInterActiveCorp	—	—	—	19,802	—	—	—	1,203,764
Imperva, Inc.[a]	—	—	—	55,294	—	—	—	2,733,182
Informatica Corporation[a]	63,466	—	63,466	63,466	2,420,276	—	2,420,276	2,420,276
Juniper Networks, Inc.	144,755	426,382	571,137	571,137	3,230,932	9,516,846	12,747,778	12,747,778

Keysight Technologies, Inc.[a]	35,581	—	35,581	84,887	1,201,570	—	1,201,570	2,866,634
LinkedIn Corporation[a]	—	—	—	8,010	—	—	—	1,839,977
Maxim Integrated Products, Inc.	185,004	—	185,004	185,004	5,896,078	—	5,896,078	5,896,078
NetApp, Inc.	67,494	323,300	390,794	390,794	2,797,626	13,400,785	16,198,411	16,198,411
Nice Systems, Ltd. ADR	—	—	—	45,503	—	—	—	2,304,727
Nuance Communications, Inc.[a]	—	—	—	84,571	—	—	—	1,206,828
NVIDIA Corporation	—	1,152,516	1,152,516	1,303,929	—	23,107,946	23,107,946	26,143,777
NXP Semiconductors NVa	—	—	—	122,228	—	—	—	9,338,219
Pandora Media, Inc.[a]	122,382	—	122,382	122,382	2,182,071	—	2,182,071	2,182,071
QLIK Technologies, Inc.[a]	—	—	—	191,483	—	—	—	5,914,910
Rackspace Hosting, Inc.[a]	—	47,350	47,350	47,350	—	2,216,454	2,216,454	2,216,454
Red Hat, Inc.[a]	33,164	222,750	255,914	255,914	2,292,959	15,400,935	17,693,894	17,693,894
ServiceNow, Inc.[a]	—	—	—	71,941	—	—	—	4,881,197
Skyworks Solutions, Inc.	—	—	—	39,944	—	—	—	2,904,328
Synopsys, Inc.[a]	—	—	—	49,067	—	—	—	2,132,942
Teradyne, Inc.	—	565,972	565,972	565,972	—	11,200,586	11,200,586	11,200,586
Ubiquiti Networks, Inc.[b]	—	251,200	251,200	251,200	—	7,445,568	7,445,568	7,445,568
Ultimate Software Group, Inc.[a]	—	—	—	9,100	—	—	—	1,336,017
VeriFone Systems, Inc.[a]	—	—	—	75,835	—	—	—	2,821,062
Xerox Corporation	362,263	—	362,263	362,263	5,020,965	—	5,020,965	5,020,965

Total Information Technology					48,612,760	141,057,410	189,670,170	276,206,261

Materials (4.6%)
Airgas, Inc.	—	—	—	43,177	—	—	—	4,973,127
Albemarle Corporation[b]	—	—	—	37,889	—	—	—	2,278,266
Axalta Coating Systems, Ltd.[a]	96,875	—	96,875	96,875	2,520,688	—	2,520,688	2,520,688
Carpenter Technology Corporation	57,632	—	57,632	57,632	2,838,376	—	2,838,376	2,838,376
Celanese Corporation	50,565	—	50,565	80,406	3,031,877	—	3,031,877	4,821,143
CF Industries Holdings, Inc.	14,120	—	14,120	14,120	3,848,265	—	3,848,265	3,848,265
FMCCorporation	—	—	—	82,042	—	—	—	4,678,855
Owens-Illinois, Inc.[a]	—	291,150	291,150	291,150	—	7,858,139	7,858,139	7,858,139
Packaging Corporation of America	52,969	—	52,969	52,969	4,134,230	—	4,134,230	4,134,230
Reliance Steel & Aluminum Company	29,279	—	29,279	29,279	1,793,924	—	1,793,924	1,793,924
Silgan Holdings, Inc.	—	165,712	165,712	165,712	—	8,882,163	8,882,163	8,882,163
Silver Wheaton Corporation	—	—	—	70,553	—	—	—	1,434,343
Steel Dynamics, Inc.	—	676,450	676,450	676,450	—	13,353,123	13,353,123	13,353,123
Timkensteel Corporation	49,179	—	49,179	49,179	1,821,098	—	1,821,098	1,821,098
Valspar Corporation	36,481	—	36,481	36,481	3,154,877	—	3,154,877	3,154,877

Total Materials					23,143,335	30,093,425	53,236,760	68,390,617

Telecommunications Services (0.0%)
Level 3 Communications, Inc.[a]	—	—	—	29,238	—	—	—	1,443,773
SBA Communications Corporation[a]	—	—	—	50,186	—	—	—	5,558,601

Total Telecommunication Services					—	—	—	7,002,374

Utilities (3.4%)
FirstEnergy Corporation	212,871	—	212,871	212,871	8,299,840	—	8,299,840	8,299,840
NRG Energy, Inc.	132,445	—	132,445	132,445	3,569,393	—	3,569,393	3,569,393
PG&E Corporation	107,339	—	107,339	107,339	5,714,728	—	5,714,728	5,714,728
Public Service Enterprise Group, Inc.	—	262,250	262,250	262,250	—	10,859,773	10,859,773	10,859,773
SCANA Corporation	52,822	—	52,822	52,822	3,190,449	—	3,190,449	3,190,449
Sempra Energy	70,757	—	70,757	70,757	7,879,500	—	7,879,500	7,879,500

Total Utilities					28,653,910	10,859,773	39,513,683	39,513,683

Total Common Stock (Cost $319,371,925, Cost $521,717,427, Combined Portfolio Cost $841,089,352, Combined Portfolios Cost $1,127,069,707)					384,207,486	713,936,224	1,098,143,710	1,506,658,363

Collateral Held for Securities Loaned								—
Thrivent Cash Management Trust	—	29,599,525	29,599,525	32,629,450	—	29,599,525	29,599,525	32,629,450

Total Collateral Held for Securities Loaned (Cost $0, Cost $29,599,525, Combined Portfolio Cost $29,599,525, Combined Portfolios Cost $32,629,450)					—	29,599,525	29,599,525	32,629,450

Short-Term Investments (5.1%)[c]
Thrivent Cash Management Trust	20,179,241	38,432,404	58,611,645	77,646,557	20,179,241	38,432,404	58,611,645	77,646,557

amortized cost)					20,179,241	38,432,404	58,611,645	77,646,557

Total Investments (Cost $339,551,166, Cost $589,749,356, Combined Portfolio Cost $929,300,522, Combined Portfolios Cost $1,237,345,714) 102.7%					404,386,727	781,968,153	1,186,354,880	1,616,934,370

Other Assets and Liabilities, Net (2.7%)					(1,529,622)	(29,349,714)	(30,879,336)	(34,305,604)

Total Net Assets 100.0%					402,857,105	752,618,439	1,155,475,544	1,582,628,766

(a)	Non-income producing security.
(b)	All or a portion of the security is on loan.
(c)	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR - American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Partner Mid Cap Value Portfolio

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Partner Mid Cap Value Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	56,285,322	56,285,322	—	—
Consumer Staples	26,210,008	26,210,008	—	—
Energy	16,559,358	16,559,358	—	—
Financials	113,530,591	113,530,591	—	—
Health Care	35,987,074	35,987,074	—	—
Industrials	35,225,128	35,225,128	—	—
Information Technology	48,612,760	48,612,760	—	—
Materials	23,143,335	23,143,335	—	—
Utilities	28,653,910	28,653,910	—	—
Collateral Held for Securities Loaned	0	0	—	—
Short-Term Investments	20,179,241	20,179,241	—	—

Total	$404,386,727	$404,386,727	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

Mid Cap Stock Portfolio

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Mid Cap Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	70,538,344	70,538,344	—	—
Consumer Staples	35,301,704	35,301,704	—	—
Energy	32,879,764	32,879,764	—	—
Financials	167,866,111	167,866,111	—	—
Health Care	111,551,923	111,551,923	—	—
Industrials	113,787,770	113,787,770	—	—
Information Technology	141,057,410	141,057,410	—	—
Materials	30,093,425	30,093,425	—	—
Utilities	10,859,773	10,859,773	—	—
Collateral Held for Securities Loaned	29,599,525	29,599,525	—	—
Short-Term Investments	38,432,404	38,432,404	—	—

Total	$781,968,153	$781,968,153	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

Combined Pro Forma (assuming merger with Target Portfolio)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Mid Cap Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	126,823,666	126,823,666	—	—
Consumer Staples	61,511,712	61,511,712	—	—
Energy	49,439,122	49,439,122	—	—
Financials	281,396,702	281,396,702	—	—
Health Care	147,538,997	147,538,997	—	—
Industrials	149,012,898	149,012,898	—	—
Information Technology	189,670,170	189,670,170	—	—
Materials	53,236,760	53,236,760	—	—
Utilities	39,513,683	39,513,683	—	—
Collateral Held for Securities Loaned	29,599,525	29,599,525	—	—
Short-Term Investments	58,611,645	58,611,645	—	—

Total	$1,186,354,880	$1,186,354,880	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

Partner Mid Cap Value Portfolio

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Mid Cap Value Portfolio, is as follows:

Portfolio	Value 31-Dec-13	Gross Purchases	Gross Sales	Shares Held at 31-Dec-14	Value 31-Dec-14	Income Earned January 1, 2014 - December 31, 2014
Cash Management Trust- Collateral Investment	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash Management Trust- Short Term Investment	3,138,588	107,928,317	90,887,664	20,179,241	20,179,241	4,099

Total Value and Income Earned	3,138,588				20,179,241	4,099

Mid Cap Stock Portfolio

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Stock Portfolio, is as follows:

Portfolio	Value 31-Dec-13	Gross Purchases	Gross Sales	Shares Held at 31-Dec-14	Value 31-Dec-14	Income Earned January 1, 2014 - December 31, 2014
Cash Management Trust- Collateral Investment	$37,473,212	$328,104,857	$335,978,544	29,599,525	$29,599,525	$206,831
Cash Management Trust- Short Term Investment	26,698,226	120,907,896	109,173,718	38,432,404	38,432,404	21,297

Total Value and Income Earned	64,171,438				68,031,929	228,128

Combined Pro Forma (assuming merger with Target Portfolio)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Stock Portfolio, is as follows:

Portfolio	Value 31-Dec-13	Gross Purchases	Gross Sales	Shares Held at 31-Dec-14	Value 31-Dec-14	Income Earned January 1, 2014 - December 31, 2014
Cash Management Trust- Collateral Investment	$37,473,212	$328,104,857	$335,978,544	$29,599,525	$29,599,525	$206,831
Cash Management Trust- Short Term Investment	$29,836,814	$228,836,213	$200,061,382	$58,611,645	$58,611,645	$25,396

Total Value and Income Earned	$67,310,026				$88,211,170	$232,227

Pro Forma Combined Schedule of Investments - December 31, 2014

Thrivent Mid Cap Growth Portfolio, Thrivent Partner Mid Cap Value Portfolio, and Thrivent Mid Cap Stock Portfolio

Common Stock (95.2%)	Mid Cap Growth Portfolio Shares	Partner Mid Cap Value Portfolio Shares	Mid Cap Stock Portfolio Shares	Combined Pro Forma Shares (assuming merger with Target Portfolios)	Mid Cap Growth Portfolio Value	Partner Mid Cap Value Portfolio Value	Mid Cap Stock Portfolio Value	Combined Pro Forma Value (assuming merger with Target Portfolios)
Consumer Discretionary (13.6%)
AMC Networks, Inc.[a]	—	65,606	—	65,606	—	4,183,695	—	4,183,695
Cheesecake Factory, Inc.	—	—	191,300	191,300	—	—	9,624,303	9,624,303
Delphi Automotive plc	63,146	—	—	63,146	4,591,977		—	4,591,977
Discovery Communications, Inc., Class Aa	39,272	—	—	39,272	1,352,920	—	—	1,352,920
DISH Network Corporation[a]	—	—	250,100	250,100	—	—	18,229,789	18,229,789
Dollar Tree, Inc.[a]	117,397	—	—	117,397	8,262,401	—	—	8,262,401
Expedia, Inc.	—	26,875	—	26,875	—	2,294,050	—	2,294,050
Fossil, Inc.[a]	—	24,405	—	24,405	—	2,702,610	—	2,702,610
Gap, Inc.	—	181,914	—	181,914	—	7,660,399	—	7,660,399
GNC Holdings, Inc.	—	46,149	—	46,149	—	2,167,157	—	2,167,157
Harman International Industries, Inc.	28,538	—	83,800	112,338	3,045,290	—	8,942,298	11,987,588
Jarden Corporation[a]	182,120	—	—	182,120	8,719,906	—	—	8,719,906
Liberty Broadband Corporation Rights[a]	—	5,805	—	5,805	—	55,147	—	55,147
Liberty Broadband Corporation, Class Aa	—	9,454	—	9,454	—	473,551	—	473,551
Liberty Broadband Corporation, Class Ca	—	19,575	—	19,575	—	975,226	—	975,226
Liberty Interactive Corporation[a]	—	102,486	—	102,486	—	3,015,138	—	3,015,138
Liberty Media Corporation, Class Aa	—	37,817	—	37,817	—	1,333,806	—	1,333,806
Liberty Media Corporation, Class Ca	—	98,858	—	98,858	—	3,462,996	—	3,462,996
Limited Brands, Inc.	86,070	—	—	86,070	7,449,358	—	—	7,449,358
Marriott International, Inc.	96,242	—	—	96,242	7,509,763	—	—	7,509,763
MGM Resorts International[a]	—	205,387	—	205,387	—	4,391,174	—	4,391,174
Mohawk Industries, Inc.[a]	—	26,243	—	26,243	—	4,077,112	—	4,077,112
Omnicom Group, Inc.	—	—	169,150	169,150	—	—	13,104,050	13,104,050
O’Reilly Automotive, Inc.[a]	38,122	—	—	38,122	7,343,060	—	—	7,343,060
PVH Corporation	49,120	20,182	—	69,302	6,295,710	2,586,727	—	8,882,437
Ralph Lauren Corporation	17,420	—	—	17,420	3,225,487	—	—	3,225,487
Ross Stores, Inc.	78,262	—	—	78,262	7,376,976	—	—	7,376,976
Scripps Networks Interactive, Inc.	—	22,169	139,600	161,769	—	1,668,661	10,507,692	12,176,353
Staples, Inc.	—	213,352	—	213,352	—	3,865,938	—	3,865,938
Starwood Hotels & Resorts Worldwide, Inc.	75,499	60,673	—	136,172	6,120,704	4,918,760	—	11,039,464
Toll Brothers, Inc.[a]	61,966	110,613	295,600	468,179	2,123,575	3,790,707	10,130,212	16,044,494
Tractor Supply Company	45,775	—	—	45,775	3,607,986	—	—	3,607,986
Ulta Salon Cosmetics & Fragrance, Inc.[a]	17,555	—	—	17,555	2,244,231	—	—	2,244,231
Under Armour, Inc.[a]	52,123	—	—	52,123	3,539,152	—	—	3,539,152
Urban Outfitters, Inc.[a]	—	75,789	—	75,789	—	2,662,468	—	2,662,468
VF Corporation	70,511	—	—	70,511	5,281,274	—	—	5,281,274

Total Consumer Discretionary					88,089,770	56,285,322	70,538,344	214,913,436

Consumer Staples (5.3%)
ConAgra Foods, Inc.	—	162,949	—	162,949	—	5,911,790	—	5,911,790
Energizer Holdings, Inc.	—	35,330	—	35,330	—	4,542,025	—	4,542,025
Hain Celestial Group, Inc.[a]	117,990	—	—	117,990	6,877,637	—	—	6,877,637
Ingredion, Inc.	—	—	112,050	112,050	—	—	9,506,322	9,506,322
Keurig Green Mountain, Inc.	—	—	84,000	84,000	—	—	11,121,180	11,121,180
Kroger Company	—	50,090	—	50,090	—	3,216,279	—	3,216,279
Molson Coors Brewing Company	—	40,885	100,750	141,635	—	3,046,750	7,507,890	10,554,640
Monster Beverage Corporation[a]	82,385	—	—	82,385	8,926,415	—	—	8,926,415
TreeHouse Foods, Inc.[a]	—	—	25,900	25,900	—	—	2,215,227	2,215,227
Tyson Foods, Inc.	—	143,076	—	143,076	—	5,735,917	—	5,735,917
United Natural Foods, Inc.[a]	65,744	—	—	65,744	5,083,655	—	—	5,083,655
WhiteWave Foods Company[a]	—	—	141,500	141,500	—	—	4,951,085	4,951,085
Whole Foods Market, Inc.	22,507	74,519	—	97,026	1,134,803	3,757,247	—	4,892,050

Total Consumer Staples					22,022,510	26,210,008	35,301,704	83,534,222

Energy (3.9%)
Atwood Oceanics, Inc.[a]	—	—	43,750	43,750	—	—	1,241,187	1,241,187
Cameron International Corporation[a]	76,681	—	29,700	106,381	3,830,216	—	1,483,515	5,313,731
Chesapeake Energy Corporation	—	207,297	—	207,297	—	4,056,802	—	4,056,802
Cimarex Energy Company	—	19,773	21,100	40,873	—	2,095,938	2,236,600	4,332,538
Concho Resources, Inc.[a]	32,463	—	16,700	49,163	3,238,184	—	1,665,825	4,904,009
Denbury Resources, Inc.[b]	—	—	123,950	123,950	—	—	1,007,714	1,007,714
Energen Corporation	—	5,296	15,950	21,246		337,673	1,016,972	1,354,645
Ensco plc	—	—	29,550	29,550	—	—	885,022	885,022
EQT Corporation	—	—	17,720	17,720	—	—	1,341,404	1,341,404
Gulfport Energy Corporation[a]	—	—	17,600	17,600	—	—	734,624	734,624
Helix Energy Solutions Group, Inc.[a]	—	—	75,050	75,050	—	—	1,628,585	1,628,585
Helmerich & Payne, Inc.	—	—	30,250	30,250	—	—	2,039,455	2,039,455
HollyFrontier Corporation	32,656	—	48,050	80,706	1,223,947	—	1,800,914	3,024,861
National Oilwell Varco, Inc.	—	—	26,000	26,000	—	—	1,703,780	1,703,780
Newfield Exploration Company[a]	—	—	43,350	43,350	—	—	1,175,652	1,175,652
Noble Corporation	—	—	49,600	49,600	—	—	821,872	821,872
Noble Energy, Inc.	—	—	33,850	33,850	—	—	1,605,506	1,605,506
Oasis Petroleum, Inc.[a]	—	—	30,150	30,150	—	—	498,681	498,681
Oceaneering International, Inc.	—	—	32,100	32,100	—	—	1,887,801	1,887,801
Oil States International, Inc.[a]		24,360	28,650	53,010		1,191,204	1,400,985	2,592,189
Pioneer Natural Resources Company	—	—	10,300	10,300	—	—	1,533,155	1,533,155
Rowan Companies plc	—	—	46,550	46,550	—	—	1,085,546	1,085,546
SM Energy Company	34,583	—	25,050	59,633	1,334,212	—	966,429	2,300,641
Southwestern Energy Company[a]	124,149	192,906	—	317,055	3,388,026	5,264,405	—	8,652,431
Superior Energy Services, Inc.	—	—	107,600	107,600	—	—	2,168,140	2,168,140
Tesoro Corporation	—	48,599	—	48,599	—	3,613,336	—	3,613,336
Whiting Petroleum Corporation[a]	—	—	28,800	28,800	—	—	950,400	950,400

Total Energy					13,014,585	16,559,358	32,879,764	62,453,707

Financials (20.5%)
Affiliated Managers Group, Inc.[a]	43,444	—	—	43,444	9,220,555	—	—	9,220,555
Ameriprise Financial, Inc.	36,373	—	—	36,373	4,810,329	—	—	4,810,329
Arthur J. Gallagher & Company	—	78,243	—	78,243	—	3,683,680	—	3,683,680
AvalonBay Communities, Inc.	—	33,055	—	33,055	—	5,400,856	—	5,400,856
Brixmor Property Group, Inc.	—	246,362	306,700	553,062	—	6,119,632	7,618,428	13,738,060
Camden Property Trust	—	—	99,900	99,900	—	—	7,376,616	7,376,616
DDR Corporation	—	257,148	—	257,148	—	4,721,237	—	4,721,237
Digital Realty Trust, Inc.	—	—	109,050	109,050	—	—	7,230,015	7,230,015
Discover Financial Services	83,495	—	—	83,495	5,468,088	—	—	5,468,088
Duke Realty Corporation	—	—	458,000	458,000	—	—	9,251,600	9,251,600
Everest Re Group, Ltd.	—	27,436	—	27,436	—	4,672,351	—	4,672,351
Fifth Third Bancorp	—	299,927	—	299,927	—	6,111,013	—	6,111,013
First Republic Bank	156,316	—	233,100	389,416	8,147,190	—	12,149,172	20,296,362
Genworth Financial, Inc.[a]		136,586	—	136,586	—	1,160,981	—	1,160,981
HCC Insurance Holdings, Inc.	—	—	248,370	248,370	—	—	13,292,762	13,292,762
Host Hotels & Resorts, Inc.	—	—	557,748	557,748	—	—	13,257,670	13,257,670
Huntington Bancshares, Inc.		560,210	1,636,300	2,196,510	—	5,893,409	17,213,876	23,107,285
Intercontinental Exchange, Inc.	24,312	—	—	24,312	5,331,379	—	—	5,331,379
Invesco, Ltd.	—	135,325	—	135,325	—	5,348,044	—	5,348,044
KeyCorp	—	—	731,350	731,350	—	—	10,165,765	10,165,765
Lazard, Ltd.	—	—	278,574	278,574	—	—	13,937,057	13,937,057
Lincoln National Corporation	—	132,725	—	132,725	—	7,654,251	—	7,654,251
M&T Bank Corporation[b]	—	34,400	91,500	125,900	—	4,321,328	11,494,230	15,815,558
NASDAQ OMX Group, Inc.	—	69,609	369,300	438,909	—	3,338,448	17,711,628	21,050,076
Navient Corporation	—	275,948	—	275,948	—	5,963,236	—	5,963,236
Northern Trust Corporation	—	—	202,333	202,333	—	—	13,637,244	13,637,244
Principal Financial Group, Inc.	—	125,601	—	125,601	—	6,523,716	—	6,523,716
Raymond James Financial, Inc.	—	81,185	—	81,185	—	4,651,089	—	4,651,089
RLJ Lodging Trust	—	124,613	—	124,613	—	4,178,274	—	4,178,274
Signature Bank[a]	—	29,785	—	29,785	—	3,751,719	—	3,751,719
SLM Corporation	—	454,781	—	454,781	—	4,634,218	—	4,634,218
Starwood Property Trust, Inc.	—	212,502	—	212,502	—	4,938,546	—	4,938,546
SVB Financial Group[a]	17,220	—	—	17,220	1,998,725	—	—	1,998,725
Taubman Centers, Inc.	—	37,466	—	37,466	—	2,863,152	—	2,863,152
TD Ameritrade Holding Corporation	163,107	—	—	163,107	5,835,968	—	—	5,835,968
Unum Group	—	80,377	—	80,377	—	2,803,550	—	2,803,550
Validus Holdings, Ltd.	—	77,595	—	77,595	—	3,224,848	—	3,224,848
Voya Financial, Inc.	—	86,145	—	86,145	—	3,650,825	—	3,650,825
XL Group plc	—	156,265	—	156,265	—	5,370,828	—	5,370,828
Zions Bancorporation	93,028	89,490	474,572	657,090	2,652,228	2,551,360	13,530,048	18,733,636

Total Financials					43,464,462	113,530,591	167,866,111	324,861,164

Health Care (13.5%)
Acorda Therapeutics, Inc.[a]	—	—	238,700	238,700	—	—	9,755,669	9,755,669
Actavis plc[a]	29,083	—	—	29,083	7,486,255	—	—	7,486,255
Allscripts Healthcare Solutions, Inc.[a]	—	165,588	598,700	764,288	—	2,114,559	7,645,399	9,759,958
AmerisourceBergen Corporation	66,724	—	—	66,724	6,015,836	—	—	6,015,836
BioMarin Pharmaceutical, Inc.[a]	73,832	—	—	73,832	6,674,413	—	—	6,674,413
C.R. Bard, Inc.	—	—	83,682	83,682	—	—	13,943,095	13,943,095
Cardinal Health, Inc.	—	59,855	—	59,855	—	4,832,094	—	4,832,094
Catamaran Corporation[a]	87,383	—	—	87,383	4,522,070	—	—	4,522,070
Centene Corporation[a]	—	—	121,400	121,400	—	—	12,607,390	12,607,390
Cerner Corporation[a]	99,308	—	—	99,308	6,421,255	—	—	6,421,255
CIGNA Corporation	—	68,002	—	68,002	—	6,998,086	—	6,998,086
Cooper Companies, Inc.	21,692	—	—	21,692	3,516,056	—	—	3,516,056
Edwards Lifesciences Corporation[a]	—	—	55,800	55,800	—	—	7,107,804	7,107,804
Endo International plc[a]	—	80,256	—	80,256	—	5,788,063	—	5,788,063
Envision Healthcare Holdings, Inc.[a]	120,070	54,836	—	174,906	4,165,228	1,902,261	—	6,067,489
Hologic, Inc.[a]	—	—	423,300	423,300	—	—	11,319,042	11,319,042
Illumina, Inc.[a]	—	—	91,250	91,250	—	—	16,842,925	16,842,925
Laboratory Corporation of America Holdings[a]	—	49,328	—	49,328	—	5,322,491	—	5,322,491
Mallinckrodt, LLC[a]	—	—	78,700	78,700	—	—	7,793,661	7,793,661
Mettler-Toledo International, Inc.[a]	20,560	—	—	20,560	6,218,578	—	—	6,218,578
Mylan, Inc.[a]	42,150	64,763	—	106,913	2,375,996	3,650,690	—	6,026,686
Perrigo Company plc	45,781	—	—	45,781	7,652,752	—	—	7,652,752
Team Health Holdings, Inc.[a]	58,831	—	—	58,831	3,384,547	—	—	3,384,547
Teleflex, Inc.	41,831	—	—	41,831	4,803,035	—	—	4,803,035
Universal Health Services, Inc.	14,293	—	128,900	143,193	1,590,239	—	14,341,414	15,931,653
Vertex Pharmaceuticals, Inc.[a]	9,362	—	—	9,362	1,112,206	—	—	1,112,206
Waters Corporation[a]	—	—	90,450	90,450	—	—	10,195,524	10,195,524
Zimmer Holdings, Inc.	—	47,424	—	47,424	—	5,378,830	—	5,378,830

Total Health Care					65,938,466	35,987,074	111,551,923	213,477,463

Industrials (13.7%)
ADT Corporation[b]	—	—	476,594	476,594	—	—	17,267,001	17,267,001
Alliant Techsystems, Inc.	—	43,248	—	43,248	—	5,027,580	—	5,027,580
Armstrong World Industries, Inc.[a]	—	60,488	—	60,488	—	3,092,146	—	3,092,146
B/E Aerospace, Inc.[a]	50,552	—	—	50,552	2,933,027	—	—	2,933,027
Dun & Bradstreet Corporation	—	12,080	—	12,080	—	1,461,197	—	1,461,197
Fastenal Company[b]	27,916	—	—	27,916	1,327,685	—	—	1,327,685
Flowserve Corporation	23,549	—	165,200	188,749	1,408,937	—	9,883,916	11,292,853
Fortune Brands Home and Security, Inc.	111,232	87,788	—	199,020	5,035,473	3,974,163	—	9,009,636
GATX Corporation	31,665	—	—	31,665	1,822,004	—	—	1,822,004
Graco, Inc.	60,571	—	—	60,571	4,856,583	—	—	4,856,583
Hertz Global Holdings, Inc.[a]	—	192,820	—	192,820	—	4,808,931	—	4,808,931

Huntington Ingalls Industries, Inc.	—	—	94,850	94,850	—	—	10,666,831	10,666,831
JB Hunt Transport Services, Inc.	54,322	—	—	54,322	4,576,628	—	—	4,576,628
Kansas City Southern	—	26,806	—	26,806	—	3,271,136	—	3,271,136
KLX, Inc.[a]	25,276	—	—	25,276	1,042,635	—	—	1,042,635
Manpower, Inc.	—	—	102,958	102,958	—	—	7,018,647	7,018,647
Nielsen NV	93,596	—	—	93,596	4,186,549	—	—	4,186,549
Old Dominion Freight Line, Inc.[a]	29,840	—	—	29,840	2,316,777	—	—	2,316,777
Oshkosh Corporation	—	—	365,584	365,584	—	—	17,785,661	17,785,661
Parker Hannifin Corporation	—	—	109,832	109,832	—	—	14,162,836	14,162,836
Robert Half International, Inc.	153,301	—	—	153,301	8,949,712	—	—	8,949,712
Roper Industries, Inc.	40,825	—	—	40,825	6,382,989	—	—	6,382,989
Southwest Airlines Company	132,676	—	649,300	781,976	5,614,848	—	27,478,376	33,093,224
Stericycle, Inc.[a]	74,846	—	—	74,846	9,810,814	—	—	9,810,814
Terex Corporation	—	101,019	—	101,019	—	2,816,410	—	2,816,410
Textron, Inc.	—	103,355	—	103,355	—	4,352,279	—	4,352,279
Triumph Group, Inc.	—	70,275	—	70,275	—	4,723,885	—	4,723,885
United Continental Holdings, Inc.[a]	—	25,376	—	25,376	—	1,697,401	—	1,697,401
United Rentals, Inc.[a]	68,894	—	—	68,894	7,027,877	—	—	7,027,877
WABCO Holdings, Inc.[a]	—	—	90,900	90,900	—	—	9,524,502	9,524,502

Total Industrials					67,292,538	35,225,128	113,787,770	216,305,436

Information Technology (17.5%)
Agilent Technologies, Inc.	98,860	—	—	98,860	4,047,328	—	—	4,047,328
Alliance Data Systems Corporation[a]	—	—	89,750	89,750	—	—	25,672,988	25,672,988
Altera Corporation	—	98,579	—	98,579	—	3,641,508	—	3,641,508
Amphenol Corporation	144,911	—	—	144,911	7,797,661	—	—	7,797,661
Analog Devices, Inc.	—	47,282	—	47,282	—	2,625,097	—	2,625,097
ANSYS, Inc.[a]	54,832	—	—	54,832	4,496,224	—	—	4,496,224
AOL, Inc.[a]	—	48,979	—	48,979	—	2,261,360	—	2,261,360
Applied Materials, Inc.	—	—	940,933	940,933	—	—	23,448,050	23,448,050
Atmel Corporation+A33	—	363,849	—	363,849	—	3,054,512	—	3,054,512
Autodesk, Inc.[a]	35,762	—	—	35,762	2,147,866	—	—	2,147,866
Broadcom Corporation	—	63,533	—	63,533	—	2,752,885	—	2,752,885
Brocade Communications Systems, Inc.	—	296,857	—	296,857	—	3,514,787	—	3,514,787
Check Point Software Technologies, Ltd.[a]	—	36,873	—	36,873	—	2,897,112	—	2,897,112
Ciena Corporation[a]	128,252	—	—	128,252	2,489,371	—	—	2,489,371
Citrix Systems, Inc.[a]	—	44,248	—	44,248	—	2,823,022	—	2,823,022
eBay, Inc.[a]	—	—	171,904	171,904	—	—	9,647,252	9,647,252
F5 Networks, Inc.[a]	51,310	—	—	51,310	6,694,159	—	—	6,694,159
Fortinet, Inc.[a]	209,862	—	—	209,862	6,434,369	—	—	6,434,369
Gartner, Inc.[a]	78,004	—	—	78,004	6,568,717	—	—	6,568,717
HomeAway, Inc.[a]	85,371	—	—	85,371	2,542,348	—	—	2,542,348

IAC InterActiveCorp	19,802	—	—	19,802	1,203,764	—	—	1,203,764
Imperva, Inc.[a]	55,294	—	—	55,294	2,733,182	—	—	2,733,182
Informatica Corporation[a]	—	63,466	—	63,466	—	2,420,276	—	2,420,276
Juniper Networks, Inc.	—	144,755	426,382	571,137	—	3,230,932	9,516,846	12,747,778
Keysight Technologies, Inc.[a]	49,306	35,581	—	84,887	1,665,064	1,201,570	—	2,866,634
LinkedIn Corporation[a]	8,010	—	—	8,010	1,839,977	—	—	1,839,977
Maxim Integrated Products, Inc.	—	185,004	—	185,004	—	5,896,078	—	5,896,078
NetApp, Inc.	—	67,494	323,300	390,794	—	2,797,626	13,400,785	16,198,411
Nice Systems, Ltd. ADR	45,503	—	—	45,503	2,304,727	—	—	2,304,727
Nuance Communications, Inc.[a]	84,571	—	—	84,571	1,206,828	—	—	1,206,828
NVIDIA Corporation	151,413	—	1,152,516	1,303,929	3,035,831	—	23,107,946	26,143,777
NXP Semiconductors NVa	122,228	—	—	122,228	9,338,219	—	—	9,338,219
Pandora Media, Inc.[a]	—	122,382	—	122,382	—	2,182,071	—	2,182,071
QLIK Technologies, Inc.[a]	191,483	—	—	191,483	5,914,910	—	—	5,914,910
Rackspace Hosting, Inc.[a]	—	—	47,350	47,350	—	—	2,216,454	2,216,454
Red Hat, Inc.[a]	—	33,164	222,750	255,914	—	2,292,959	15,400,935	17,693,894
ServiceNow, Inc.[a]	71,941	—	—	71,941	4,881,197	—	—	4,881,197
Skyworks Solutions, Inc.	39,944	—	—	39,944	2,904,328	—	—	2,904,328
Synopsys, Inc.[a]	49,067	—	—	49,067	2,132,942	—	—	2,132,942
Teradyne, Inc.	—	—	565,972	565,972	—	—	11,200,586	11,200,586
Ubiquiti Networks, Inc.[b]	—	—	251,200	251,200	—	—	7,445,568	7,445,568
Ultimate Software Group, Inc.[a]	9,100	—	—	9,100	1,336,017	—	—	1,336,017
VeriFone Systems, Inc.[a]	75,835	—	—	75,835	2,821,062	—	—	2,821,062
Xerox Corporation	—	362,263	—	362,263	—	5,020,965	—	5,020,965

Total Information Technology					86,536,091	48,612,760	141,057,410	276,206,261

Materials (4.3%)
Airgas, Inc.	43,177	—	—	43,177	4,973,127	—	—	4,973,127
Albemarle Corporation[b]	37,889	—	—	37,889	2,278,266	—	—	2,278,266
Axalta Coating Systems, Ltd.[a]	—	96,875	—	96,875	—	2,520,688	—	2,520,688
Carpenter Technology Corporation	—	57,632	—	57,632	—	2,838,376	—	2,838,376
Celanese Corporation	29,841	50,565	—	80,406	1,789,266	3,031,877	—	4,821,143
CF Industries Holdings, Inc.	—	14,120	—	14,120	—	3,848,265	—	3,848,265
FMC Corporation	82,042	—	—	82,042	4,678,855	—	—	4,678,855
Owens-Illinois, Inc.[a]	—	—	291,150	291,150	—	—	7,858,139	7,858,139
Packaging Corporation of America	—	52,969	—	52,969	—	4,134,230	—	4,134,230
Reliance Steel & Aluminum Company	—	29,279	—	29,279	—	1,793,924	—	1,793,924
Silgan Holdings, Inc.	—	—	165,712	165,712	—	—	8,882,163	8,882,163
Silver Wheaton Corporation	70,553	—	—	70,553	1,434,343	—	—	1,434,343
Steel Dynamics, Inc.	—	—	676,450	676,450	—	—	13,353,123	13,353,123
Timkensteel Corporation	—	49,179	—	49,179	—	1,821,098	—	1,821,098
Valspar Corporation	—	36,481	—	36,481	—	3,154,877	—	3,154,877

Total Materials					15,153,857	23,143,335	30,093,425	68,390,617

Telecommunications Services (0.4%)
Level 3 Communications, Inc.[a]	29,238	—	—	29,238	1,443,773	—	—	1,443,773
SBA Communications Corporation[a]	50,186	—	—	50,186	5,558,601	—	—	5,558,601

Total Telecommunication Services					7,002,374	—	—	7,002,374

Utilities (2.5%)
FirstEnergy Corporation	—	212,871	—	212,871	—	8,299,840	—	8,299,840
NRG Energy, Inc.	—	132,445	—	132,445	—	3,569,393	—	3,569,393
PG&E Corporation	—	107,339	—	107,339	—	5,714,728	—	5,714,728
Public Service Enterprise Group, Inc.	—	—	262,250	262,250	—	—	10,859,773	10,859,773
SCANA Corporation	—	52,822	—	52,822	—	3,190,449	—	3,190,449
Sempra Energy	—	70,757	—	70,757	—	7,879,500	—	7,879,500

Total Utilities					—	28,653,910	10,859,773	39,513,683

Total Common Stock (Cost $285,980,355, Cost $319,371,925, Cost $521,717,427, Combined Portfolios Cost $1,127,069,707)					408,514,653	384,207,486	713,936,224	1,506,658,363

Collateral Held for Securities Loaned (2.1%)
Thrivent Cash Management Trust	3,029,925	—	29,599,525	32,629,450	3,029,925	—	29,599,525	32,629,450

Total Collateral Held for Securities Loaned (Cost $3,029,925, Cost $0, Cost $29,599,525, Combined Portfolios Cost $32,629,450)					3,029,925	—	29,599,525	32,629,450

Short-Term Investments (4.9%)[c]
Thrivent Cash Management Trust	19,034,912	20,179,241	38,432,404	77,646,557	19,034,912	20,179,241	38,432,404	77,646,557

cost)					19,034,912	20,179,241	38,432,404	77,646,557

Total Investments (Cost $308,045,192, Cost $339,551,166, Cost $589,749,356, Combined Portfolios CostCost $1,237,345,714) 102.2%					430,579,490	404,386,727	781,968,153	1,616,934,370

Other Assets and Liabilities, Net (2.2%)					(3,426,268)	(1,529,622)	(29,349,714)	(34,305,604)

Total Net Assets 100.0%					427,153,222	402,857,105	752,618,439	1,582,628,766

(a)	Non-income producing security.
(b)	All or a portion of the security is on loan.
(c)	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR - American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Mid Cap Growth Portfolio

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Mid Cap Growth Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	88,089,770	88,089,770	—	—
Consumer Staples	22,022,510	22,022,510	—	—
Energy	13,014,585	13,014,585	—	—
Financials	43,464,462	43,464,462	—	—
Health Care	65,938,466	65,938,466	—	—
Industrials	67,292,538	67,292,538	—	—
Information Technology	86,536,091	86,536,091	—	—
Materials	15,153,857	15,153,857	—	—
Telecommunications Services	7,002,374	7,002,374	—	—
Collateral Held for Securities Loaned	3,029,925	3,029,925	—	—
Short-Term Investments	19,034,912	19,034,912	—	—

Total	$430,579,490	$430,579,490	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

Partner Mid Cap Value Portfolio

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Partner Mid Cap Value Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	56,285,322	56,285,322	—	—
Consumer Staples	26,210,008	26,210,008	—	—
Energy	16,559,358	16,559,358	—	—
Financials	113,530,591	113,530,591	—	—
Health Care	35,987,074	35,987,074	—	—
Industrials	35,225,128	35,225,128	—	—
Information Technology	48,612,760	48,612,760	—	—
Materials	23,143,335	23,143,335	—	—
Utilities	28,653,910	28,653,910	—	—
Short-Term Investments	20,179,241	20,179,241	—	—

Total	$404,386,727	$404,386,727	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

Mid Cap Stock Portfolio

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Mid Cap Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	70,538,344	70,538,344	—	—
Consumer Staples	35,301,704	35,301,704	—	—
Energy	32,879,764	32,879,764	—	—
Financials	167,866,111	167,866,111	—	—
Health Care	111,551,923	111,551,923	—	—
Industrials	113,787,770	113,787,770	—	—
Information Technology	141,057,410	141,057,410	—	—
Materials	30,093,425	30,093,425	—	—
Utilities	10,859,773	10,859,773	—	—
Collateral Held for Securities Loaned	29,599,525	29,599,525	—	—
Short-Term Investments	38,432,404	38,432,404	—	—

Total	$781,968,153	$781,968,153	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

Combined Pro Forma (assuming merger with Target Portfolios)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Mid Cap Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	214,913,436	214,913,436	—	—
Consumer Staples	83,534,222	83,534,222	—	—
Energy	62,453,707	62,453,707	—	—
Financials	324,861,164	324,861,164	—	—
Health Care	213,477,463	213,477,463	—	—
Industrials	216,305,436	216,305,436	—	—
Information Technology	276,206,261	276,206,261	—	—
Materials	68,390,617	68,390,617	—	—
Telecommunications Services	7,002,374	7,002,374	—	—
Utilities	39,513,683	39,513,683	—	—
Collateral Held for Securities Loaned	32,629,450	32,629,450	—	—
Short-Term Investments	77,646,557	77,646,557	—	—

Total	$1,616,934,370	$1,616,934,370	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

Mid Cap Growth Portfolio

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Growth Portfolio, is as follows:

Portfolio	Value 12/31/2013	Gross Purchases	Gross Sales	Shares Held at 12/31/2014	Value 12/31/2014	Income Earned January 1, 2014 - December 31, 2014
Cash Management Trust- Collateral Investment	$17,677,617	$84,213,047	$98,860,739	3,029,925	$3,029,925	$10,898
Cash Management Trust- Short Term Investment	12,208,592	106,231,062	99,404,742	19,034,912	19,034,912	7,679

Total Value and Income Earned	29,886,209				22,064,837	18,577

Partner Mid Cap Value Portfolio

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Mid Cap Value Portfolio, is as follows:

Portfolio	Value 12/31/2013	Gross Purchases	Gross Sales	Shares Held at 12/31/2014	Value 12/31/2014	Income Earned January 1, 2014 - December 31, 2014
Cash Management Trust- Collateral Investment	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash Management Trust- Short Term Investment	3,138,588	107,928,317	90,887,664	20,179,241	20,179,241	4,099

Total Value and Income Earned	3,138,588				20,179,241	4,099

Mid Cap Stock Portfolio

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Stock Portfolio, is as follows:

Portfolio	Value 12/31/2013	Gross Purchases	Gross Sales	Shares Held at 12/31/2014	Value 12/31/2014	Income Earned January 1, 2014 - December 31, 2014
Cash Management Trust- Collateral Investment	$37,473,212	$328,104,857	$335,978,544	29,599,525	$29,599,525	$206,831
Cash Management Trust- Short Term Investment	26,698,226	120,907,896	109,173,718	38,432,404	38,432,404	21,297

Total Value and Income Earned	64,171,438				68,031,929	228,128

Pro Forma (assuming merger with Target Portfolios)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Stock Portfolio, is as follows:

Portfolio	Value 12/31/2013	Gross Purchases	Gross Sales	Shares Held at 12/31/2014	Value 12/31/2014	Income Earned January 1, 2014 - December 31, 2014
Cash Management Trust- Collateral Investment	$55,150,829	$412,317,904	$434,839,283	$32,629,450	$32,629,450	$217,729
Cash Management Trust- Short Term Investment	$42,045,406	$335,067,275	$299,466,124	$77,646,557	$77,646,557	$33,075

Total Value and Income Earned	$97,196,235				$110,276,007	$250,804

Notes to Pro Forma Financial Statements of Thrivent Partner Small Cap Growth Portfolio (Target

Portfolio) and Thrivent Partner Small Cap Value Portfolio (Target Portfolio) and Thrivent Small

Cap Stock Portfolio (Acquiring Portfolio) as of December 31, 2014

(1) ORGANIZATION

Thrivent Series Fund, Inc. (the “Fund”), a corporation organized under the laws of Minnesota, is registered under the Investment Company Act of 1940 (the “1940 Act”). The Fund is divided into thirty-three separate series (each, a “Portfolio”), each with its own investment objective and policies. The Fund consists of four asset allocation Portfolios, four income plus Portfolios, twenty equity Portfolios, four fixed-income Portfolios, and one money market Portfolio. The assets of each Portfolio are segregated, and each has a separate class of capital stock.

Shares in the Fund are currently sold, without sales charges, only to retirement plans sponsored by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”) or separate accounts of Thrivent Financial or Thrivent Life Insurance Company (“Thrivent Life”), which are used to fund benefits of variable life insurance and variable annuity contracts issued by Thrivent Financial and Thrivent Life.

The Portfolios are each investment companies that follow the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 - Financial Services - Investment Companies.

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with service providers and others that provide general damage clauses. The Fund’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments — Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Swap agreements are valued at the latest bid quotation of the contract as furnished by an independent pricing service. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Directors (the “Board”). The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange-listed options and futures contracts are valued at the last quoted sales price. Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by the pricing service. Investments in open-ended mutual funds are valued at their net asset value at the close of each business day. Short-term securities are valued at amortized cost (which approximates market value) to the extent it is not materially different than market value.

Securities held by Money Market Portfolio are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially and thereafter valued to reflect a constant amortization to maturity of any discount or premium. Money Market Portfolio and the Adviser follow procedures necessary to maintain a constant net asset value of $1.00 per share.

The Board has delegated responsibility for daily valuation of the Portfolios’ securities to the Adviser. The Adviser has formed a Valuation Committee (“Committee”) that is responsible for overseeing the Portfolios’ valuation policies in accordance with Valuation Policies and Procedures. The Committee meets on a monthly and on an as-needed basis to review price challenges, price overrides, stale prices, shadow prices, manual prices, money market pricing, international fair valuation, and other securities requiring fair valuation.

The Committee monitors for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Portfolios. Examples of such events include trading halts, national news/events, and issuer-specific developments. If the Committee decides that such events warrant using fair value estimates, the Committee will take such events into consideration in determining the fair value of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

Financial Accounting Standards Board (FASB) guidelines require increased fair value disclosure intended to improve the consistency and comparability of fair value measurements used in financial reporting. The guidelines define fair value, establish a framework for measuring fair value in U.S. Generally Accepted Accounting Principles (“GAAP”) and expand disclosures about fair value requirements. The various inputs used to determine the fair value of the Portfolios’ investments are summarized in three broad levels: Level 1 includes quoted prices in active markets for identical securities, typically included in this level are U.S. equity securities, futures, options and registered investment company funds; Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk, typically included in this level are fixed income securities, international securities, swaps and forward contracts; and Level 3 includes significant unobservable inputs such as the Adviser’s own assumptions and broker evaluations in determining the fair value of investments. Of the Level 3 securities, those for which market values were not readily available or were deemed unreliable were fair valued as determined in good faith under procedures established by the Board. The valuation levels are not necessarily an indication of the risk associated with investing in these securities or other investments.

Valuation of International Securities — Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Portfolios, under the supervision of the Board, evaluate the impacts of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets. The Board has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board.

(B) Foreign Currency Translation — The accounting records of each Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from closed currency contracts, disposition of foreign currencies, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Portfolios do not separately report the effect of changes in foreign exchange rates from changes in prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

For federal income tax purposes, the Portfolios treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Denominated Investments — Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Portfolios may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(D) Federal Income Taxes — No provision has been made for income taxes because each Portfolio’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of each Portfolio to distribute an amount sufficient to avoid imposition of any federal excise tax. The Portfolios, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Portfolio is treated as a separate taxable entity for federal income tax purposes. Certain Portfolios may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

GAAP requires management of the Portfolios (i.e., the Adviser) to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, the Adviser must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

The Adviser analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Portfolios include U.S. Federal, Minnesota, and Wisconsin, as well as certain foreign countries. As of December 31, 2014, open U.S. Federal, Minnesota, and Wisconsin tax years include the tax years ended December 31, 2011 through 2014. Additionally, as of December 31, 2014, the tax year ended December 31, 2010 is open for Wisconsin. The Portfolios have no examinations in progress and none are expected at this time.

As of December 31, 2014, the Adviser has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Portfolios’ tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Foreign Income Taxes — Certain Portfolios are subject to foreign income taxes imposed by certain countries in which they invest. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. These amounts are shown as foreign dividend tax withholding in the Statement of Operations. The Portfolios pay tax on foreign capital gains, where applicable.

(E) Expenses and Income — Estimated expenses are accrued daily. The Portfolios are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Portfolio are allocated among all appropriate Portfolios in proportion to their respective net assets, number of shareholder accounts or other reasonable basis.

Interest income is recorded daily on all debt securities, as is accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage- and asset-backed securities are recorded as components of interest income. Dividend income is recorded on the ex-dividend date.

For certain securities, including real estate investment trusts, the Fund records distributions received in excess of income as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available. Actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions as adjustments to investment income, unrealized appreciation/depreciation and realized gain/loss on investments as necessary, once the issuers provide information about the actual composition of the distributions.

(F) Distributions to Shareholders — Dividends and capital gain distributions are recorded on the ex-dividend date. With the exception of Money Market Portfolio, net realized gains from securities transactions, if any, are paid at least annually after the close of the fiscal year. Any Portfolio subject to excise tax would require an additional distribution prior to the close of the fiscal year.

Dividends are declared and reinvested daily for High Yield Portfolio, Income Portfolio, Bond Index Portfolio, Limited Maturity Bond Portfolio, and Opportunity Income Plus Portfolio; declared daily and reinvested monthly for Money Market Portfolio; and declared and reinvested at least annually for all other Portfolios.

(G) Derivative Financial Instruments — Each of the Portfolios, except Thrivent Money Market Portfolio, may invest in derivatives. Derivatives, a category that includes options, futures, swaps and hybrid instruments, are financial instruments whose value derives from another security, an index or a currency. Each Portfolio may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives for hedging its positions in foreign securities. Each Portfolio may also use derivatives for replication of a certain asset class or speculation (investing for potential income or capital gain). These contracts may be transacted on an exchange or over-the-counter (OTC).

A derivative may incur a mark to market loss if the value of the derivative decreases due to an unfavorable change in the market rates or values of the underlying derivative. Losses can also occur if the counterparty does not perform under the derivative. A Portfolio’s risk of loss from the counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Portfolio. With exchange traded futures and centrally cleared swaps, there is minimal counterparty credit risk to the Portfolios because the exchange’s clearinghouse, as counterparty to such derivatives, guarantees against a possible default. The clearing house stands between the buyer and the seller of the derivative; thus, the credit risk is limited to the failure of the clearinghouse. However, credit risk still exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers, potentially resulting in losses in the Portfolios. Using derivatives to hedge can guard against potential risks, but it also adds to the Portfolios’ expenses and can eliminate some opportunities for gains. In addition, a derivative used for hedging or replication may not accurately track the value of the underlying asset. Another risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

In order to define their contractual rights and to secure rights that will help the Portfolios mitigate their counterparty risk, the Portfolios may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives and foreign exchange contracts and typically includes, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Portfolio may, under certain circumstances, offset with the counterparty certain derivative’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy and insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral and margin requirements vary by type of derivative. Margin requirements are established by the broker or clearing house for exchange traded and centrally cleared derivatives (futures, options, and centrally cleared swaps). Brokers can ask for margining in excess of the minimum in certain situations. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts, options, swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Portfolio and the counterparty. For financial reporting purposes, non-cash collateral that has been pledged to cover obligations of the Portfolio has been noted in the Schedule of Investments. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance. The Portfolios attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Options — All Portfolios, with the exception of Money Market Portfolio, may buy put and call options and write put and covered call options. The Portfolios intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The

Portfolios may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Buying put options tends to decrease a Portfolio’s exposure to the underlying security while buying call options tends to increase a Portfolio’s exposure to the underlying security. The risk associated with purchasing put and call options is limited to the premium paid. There is no significant counterparty risk on exchange-traded options as the exchange guarantees the contract against default. Writing put options tends to increase a Portfolio’s exposure to the underlying security while writing call options tends to decrease a Portfolio’s exposure to the underlying security. The writer of an option has no control over whether the underlying security may be bought or sold, and therefore bears the market risk of an unfavorable change in the price of the underlying security. The counterparty risk for purchased options arises when the Portfolio has purchased an option, exercises that option, and the counterparty doesn’t buy from the Portfolio or sell to the Portfolio the underlying asset as required. In the case where the Portfolio has written an option, the Portfolio doesn’t have counterparty risk. Counterparty risk on purchased over-the-counter options is partially mitigated by the Portfolio’s collateral posting requirements. As the option increases in value to the Portfolio, the Portfolio receives collateral from the counterparty. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

Futures Contracts — All Portfolios, with the exception of Money Market Portfolio, may use futures contracts to manage the exposure to interest rate and market or currency fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Portfolios may be earmarked to cover open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Exchange-traded futures have no significant counterparty risk as the exchange guarantees the contracts against default.

Foreign Currency Forward Contracts — In connection with purchases and sales of securities denominated in foreign currencies all Portfolios, except Money Market Portfolio, may enter into foreign currency forward contracts. Additionally, the Portfolios may enter into such contracts to hedge certain other foreign-currency-denominated investments. These contracts are recorded at value and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Portfolios could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. These contracts are over-the-counter and the Portfolio is exposed to counterparty risk equal to the discounted net amount of payments to the Portfolio. This risk is partially mitigated by the Portfolio’s collateral posting requirements.

Swap Agreements — All Portfolios, with the exception of Money Market Portfolio, may enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions is generally limited to the net amount of payments that the Portfolio is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Portfolio is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Swap agreements are valued at fair value of the contract as provided by an independent pricing service. The pricing service takes into account such factors as swap curves, default probabilities, recent trades, recovery rates and other factors it deems relevant in determining valuations. Daily fluctuations in the value of the centrally cleared credit default contracts are recorded in variation margin in the Statement of Assets and Liabilities and recorded as unrealized gain or loss. The Portfolio accrues for the periodic payment and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount recorded as realized gains or losses in the Statement of Operations. Receipts and payments received or made as a result of a credit event or termination of the contract are also recognized as realized gains or losses in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Portfolio’s custodian, or a third party, in connection with these agreements. Certain swap agreements are over-the-counter and the Portfolio is exposed to counterparty risk, which is the discounted net amount of payments owed to the Portfolio. This risk is partially mitigated by the Portfolio’s collateral posting requirements. As the swap increases in value to the Portfolio, the Portfolio receives collateral from the counterparty. Certain interest rate and credit default index swaps must be cleared through a clearinghouse or central counterparty.

Credit Default Swaps — A credit default swap is a swap agreement between two parties to exchange the credit risk of a particular issuer, basket of securities or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Portfolios may be either the protection buyer or the protection seller.

Certain Portfolios enter into credit default derivative contracts directly through credit default swaps (CDS) or through credit default swap indices (CDX Indices). CDX Indices are static pools of equally weighted credit default swaps referencing corporate bonds and/or loans designed to provide diversified credit exposure to these asset classes. Portfolios sell default protection and assume long-risk positions in individual credits or indices. Index positions are entered into to gain exposure to the corporate bond and/or loan markets in a cost-efficient and diversified structure. In the event that a position defaults, by going into bankruptcy and failing to pay interest or principal on borrowed money, within any given CDX Index held, the maximum potential amount of future payments required would be equal to the pro-rata share of that position within the index based on the notional amount of the index. In the event of a default under a CDS contract, the maximum potential amount of future payments would be the notional amount. For CDS, the default events could be bankruptcy and failing to pay interest or principal on borrowed money or a restructuring. A restructuring is a change in the underlying obligations which would include reduction in interest or principal, maturity extension and subordination to other obligations.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following table presents the gross and net information about liabilities subject to master netting arrangements, as presented in our Statement of Assets and Liabilities:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Portfolio	Gross Amounts of Recognized Liabilities	Gross Amounts Offset	Net Amounts of Recognized Liabilities	Financial Instruments	Cash Collateral Pledged	Non-Cash Collateral Pledged**	Net Amount
Partner Small Cap Growth Securities Lending	4,013,248	—	4,013,248	3,937,328	—	—	75,920	^
Partner Small Cap Value Securities Lending	12,670,650	—	12,670,650	12,241,842	—	—	428,808	^
Small Cap Stock Securities Lending	24,447,972	—	24,447,972	23,756,768	—	—	691,204	^

**	Excess of collateral pledged to the counterparty may not be shown for financial reporting purposes.
^	Net securities lending amounts represent the net amount payable from the counterparty in the event of a default.

(H) Securities Lending — The Fund has entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank AG (“Deutsche”). The Agreement authorizes Deutsche to lend securities to authorized borrowers on behalf of the Portfolios. Pursuant to the Agreement, all loaned securities are initially collateralized by cash equal to at least 102% of the value of the loaned securities. All cash collateral received is invested in Thrivent Cash Management Trust. The Portfolios receive dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in Thrivent Cash Management Trust, net of rebates, fees paid to Deutsche for services provided and any other securities lending expenses, are included in Income from securities loaned in the Statement of Operations. By investing any cash collateral it receives in these transactions, a Portfolio could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, the Portfolio could lose money.

As of December 31, 2014, the value of securities on loan is as follows:

Fund	Securities on Loan
Partner Small Cap Growth	3,937,328
Partner Small Cap Value	12,241,842
Small Cap Stock	23,756,768

(I) When Issued and Delayed Delivery Transactions — Each Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Portfolio may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Portfolio has sold a security on a delayed delivery basis, a Portfolio does not participate in future gains and losses with respect to the security.

(J) Treasury Inflation Protected Securities — Certain Portfolios may invest in treasury inflation protected securities (TIPS). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received upon maturity or sale of the security.

(K) Repurchase Agreements — Each Portfolio may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Portfolio uses a third-party custodian to maintain the collateral. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Portfolio could incur a loss due to a drop in the value of the security during the time it takes the Portfolio to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending legal action. The Portfolio may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Adviser or subadviser to be creditworthy. During the year ended December 31, 2014, no Portfolios engaged in this type of investment.

(L) Equity-Linked Structured Securities — Certain Portfolios may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors. In addition to the performance of the equity, the nature and credit of the issuer may also impact return.

(M) Stripped Securities — Certain Portfolios may invest in Interest Only and Principal Only stripped mortgage or asset backed securities. These securities represent a participation in securities that are structured in classes with rights to receive different portions of the interest and principal. Interest only securities receive all the interest and principal only securities receive all the principal. If the underlying pool of mortgages or assets experience greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in an interest only security. Principal only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

(N) Credit Risk — The Portfolios may be susceptible to credit risk to the extent the issuer or counterparty defaults on its payment obligation. The Portfolios’ policy is to monitor the creditworthiness of the issuers. Interest receivable on defaulted securities is monitored for the ability to collect payments in default and adjusted accordingly.

(O) Accounting Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(P) Loan Commitments — Certain Portfolios may enter into loan commitments, which generally have interest rates which are reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Loan commitments often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturity shown in the Schedule of Investments.

All or a portion of these loan commitments may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. Therefore, the Portfolio must have funds sufficient to cover its contractual obligation. These unfunded loan commitments, which are marked-to-market daily, are presented in the Schedule of Investments.

(Q) Loss Contingencies — Thrivent High Yield Portfolio and Thrivent Income Portfolio are defendants in an adversary action filed on July 31, 2009 by the Official Committee of Unsecured Creditors of Motors Liquidation Company, formerly known as General Motors Corporation (GM), against prior and current holders of term loan debt of GM. The suit seeks to determine whether GM’s term loan facility was secured at the time it entered bankruptcy. Thrivent High Yield Portfolio at one time held term loans in an original principal amount of at least $4,627,531 and, if the plaintiffs are successful, it is reasonably possible that the Portfolio will be required to make payments in some amount. This loss contingency has not been accrued as a liability because the amount of potential damages and the likelihood of loss cannot be reasonably estimated. Thrivent Income Portfolio is named as a defendant in this action, but we do not expect that the Portfolio’s assets will be subject to a loss contingency.

Thrivent Balanced Income Plus Portfolio (formerly known as Thrivent Balanced Portfolio) and Thrivent Large Cap Index Portfolio are defendants in two separate adversary actions: One was filed in federal court on November 1, 2010 by the Official Committee of Unsecured Creditors of Tribune Company (“Tribune”) and the other was filed in the state of Minnesota on June 2, 2011 by the successor trustees of certain series of debt securities issued by Tribune. These actions have since been consolidated and moved to the United States District Court of the Southern District of New York as consolidated multi-district litigation. The actions seek to determine whether stock repurchases of Tribune stock in connection with a leveraged buyout of Tribune in 2007 (the “LBO Transaction”) were fraudulent transactions that can be voided requiring repurchase payments to be returned to the Tribune bankruptcy estate. Thrivent Balanced Income Plus Portfolio and Thrivent Large Cap Index Portfolio tendered Tribune stock in the LBO Transaction in exchange for $115,600 and $219,300 respectively. If the plaintiffs are successful, it is reasonably possible that these Portfolios would be required to return payments in some amount. Management does not believe it is possible at this time to predict with any reasonable certainty the amount or probability of any potential loss.

Thrivent Mid Cap Index Portfolio is a potential defendant in an adversary action filed on October 22, 2010 by the trustee of the LB Creditor Trust. The suit seeks to determine whether certain pre-bankruptcy distributions in December 2007 by Lyondell Chemical Company (“Lyondell”) to its shareholders were fraudulent transactions that can be voided and repaid to Lyondell’s creditors. Thrivent Mid Cap Index Portfolio owned shares of Lyondell stock before the merger. On December 21, 2007, Thrivent Mid Cap Index Portfolio tendered its shares of Lyondell for $1,542,720. Management does not believe it is possible at this time to predict with any reasonable certainty the amount or probability of any potential loss.

Thrivent Opportunity Income Plus Portfolio (formerly known as Mortgage Securities Portfolio) was obligated to pay $133,203 to Lehman Brothers as of October 14, 2008. Because of the collapse of Lehman Brothers, the securities and obligations remain involved in litigation and bankruptcy proceedings. At the conclusion of legal proceedings, it is reasonably possible that Thrivent Opportunity Income Plus Portfolio could be required to pay all or a portion of the $133,203. However, it is also reasonably possible that the Portfolio would be able to offset some of this liability because of amounts owed to the Portfolio by Lehman Brothers at the time of its bankruptcy. Management does not believe it is possible at this time to predict with any reasonable certainty the amount or probability of any potential loss.

(R) Litigation — Awards from class action litigation are recorded as realized gains on payment date.

(S) In-kind Redemptions — During the year ended December 31, 2014, the Thrivent Asset Allocation Portfolios, as the shareholders of underlying series of Thrivent Series Fund, Inc. (the “underlying portfolios”), redeemed their shares in-kind (“in-kind redemption”) of Thrivent Partner Small Cap Growth Portfolio. The underlying portfolio distributed portfolio securities and cash as payment for the redemption of these portfolio shares. For financial reporting purposes, the underlying portfolio recognizes gain on these transactions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; they recognize a loss if the cost exceeds the value. Gains or losses on in-kind redemptions are not recognized for tax purposes. The realized gains or losses below are included in the Statement of Operations of the underlying portfolio as net realized gains/losses on in-kind redemptions. The in-kind amounts and shares redeemed are included in the Capital Stock Transactions of the Statement of Changes in Net Assets of the underlying portfolio. These in-kind transactions were conducted at market value. The transactions were as follows:

	Underlying Portfolio	Underlying Shares Redeemed	Date	In-Kind Amount	Realized Gain/(Loss)
Aggressive Allocation Portfolio	Partner Small Cap Growth Portfolio	4,044,547	10/6/2014	$64,802,142	$12,593,308
Moderately Aggressive Allocation Portfolio	Partner Small Cap Growth Portfolio	5,844,908	10/6/2014	$93,647,695	$19,424,365
Moderate Allocation Portfolio	Partner Small Cap Growth Portfolio	6,587,309	10/6/2014	$105,542,526	$14,201,526

During the year ended December 31, 2014, Thrivent Defined Benefit Trust, as the shareholder of underlying series of Thrivent Series Fund, Inc. (the “underlying portfolios”), redeemed their shares in-kind (“in-kind redemption”) of Thrivent Partner Small Cap Growth Portfolio. The underlying portfolio distributed portfolio securities and cash as payment for the redemption of these portfolio shares. For financial reporting purposes, the underlying portfolio recognizes gain on these transactions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; they recognize a loss if the cost exceeds the value. Gains or losses on in-kind redemptions are not recognized for tax purposes. The realized gains or losses below are included in the Statement of Operations of the underlying portfolio as net realized gains/losses on in-kind redemptions. The in-kind amounts and shares redeemed are included in the Capital Stock Transactions of the Statement of Changes in Net Assets of the underlying portfolio. These in-kind transactions were conducted at market value. The transactions were as follows:

	Underlying Portfolio	Underlying Shares Redeemed	Date	In-Kind Amount	Realized Gain/(Loss)
Defined Benefit Trust	Partner Small Cap Growth Portfolio	878,266	11/6/2014	$14,775,417	$1,607,209

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees — The Fund has entered into an Investment Advisory Agreement with Thrivent Financial, the Adviser. Under the Investment Advisory Agreement, each of the Portfolios pays a fee for investment advisory services. The fees are accrued daily and paid monthly.

For all other Portfolios, the annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

Portfolio (M - Millions)	$0 to $50M	$50 to $200M	$200 to $250M	$250 to $500M	$500 to $750M	$750 to $1,000M	$1,000 to $1,500M	$1,500 to $2,000M	$2,000 to $2,500M	$2,500 to $5,000M	Over $5,000M
Partner Small Cap Growth	1.000%	1.000%	1.000%	1.000%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%
Partner Small Cap Value	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%
Small Cap Stock	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.550%	0.525%

Partner Small Cap Growth Portfolio

The Adviser had entered into a subadvisory agreement with Turner Investments, L.P. (“Turner”) for the performance of subadvisory services. For assets that are invested in companies that have market capitalizations that fall within the bottom half of the Russell 2000® Growth Index (the “microcap portion”), the fee payable is equal to 0.80% of the average daily net assets in that microcap portion. For all other assets, the fee payable is equal to 0.65% of the average daily net assets when the entire portfolio assets (including the microcap portion) are no greater than $100 million, 0.60% of the average daily net assets when the entire portfolio assets are greater than $100 million but no greater than $350 million, and 0.575% of the average daily net assets when the entire portfolio assets are greater than $350 million. Thrivent Partner Small Cap Growth Fund (including the microcap portion of that Fund) is included in determining breakpoints for the assets managed by Turner. This agreement was terminated on May 27, 2014.

Partner Small Cap Value Portfolio

The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for the performance of subadvisory services. The fee payable is equal to 0.60% of average daily net assets.

(C) Expense Reimbursements — For the period ended December 31, 2014, the following voluntary expense reimbursements to limit expenses to the following percentages were in effect:

Portfolio	Expense Limit	Expiration Date
Partner Small Cap Growth[1]	0.95%	N/A

[1]	The following voluntary expense cap replaced the voluntary expense reimbursement of 0.10% and became effective October 6, 2014.

Thrivent does not recoup amounts previously reimbursed or waived in prior fiscal years.

Each equity, hybrid and fixed income Portfolio may invest cash in High Yield Fund, Money Market Portfolio and Thrivent Cash Management Trust, subject to certain limitations. During the year ended December 31, 2014, none of the Portfolios invested in High Yield Fund or Money Market Portfolio. During the year ended December 31, 2014, all Portfolios, except Money Market Portfolio, invested in Thrivent Cash Management Trust. These related-party transactions are subject to the same terms as non-related party transactions except that, to avoid duplicate investment advisory fees, Thrivent Financial reimburses an amount equal to the advisory fee which is charged to the Portfolio for its investment in High Yield Fund or Money Market Portfolio.

(D) Other Expenses — The Fund has entered into an accounting and administrative services agreement with the Adviser to provide certain accounting and administrative personnel and services to the Portfolios. For the year ended December 31, 2014, the Adviser received aggregate fees for accounting and administrative personnel and services of $8,174,689 from the Fund.

Each Director who is not affiliated with the Adviser receives an annual fee from the Fund for services as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Director’s fees as if invested in any one of the portfolios of Thrivent Mutual Funds. The value of each Director’s deferred compensation account will increase or decrease as if it were invested in shares of the selected portfolios of Thrivent Mutual Funds. Their fees as well as the change in value are included in Director’s fees in the Statement of Operations. The deferred fees remain in the appropriate fund until distribution in accordance with the plan. The deferred fee liability, included in accrued expenses in the Statement of Assets and Liabilities, is unsecured.

Those Directors not participating in the above plan received $412,737 in fees from the Fund for the year ended December 31, 2014. In addition, the Fund reimbursed independent Directors for reasonable expenses incurred in relation to attendance at the meetings and industry conferences.

Certain officers and non-independent directors of the Fund are officers and directors of Thrivent Financial and Thrivent Life; however, they receive no compensation from the Fund.

(E) Indirect Expenses — Some Portfolios invest in other mutual funds. Fees and expenses of those underlying funds are not included in the Portfolios’ expense ratios. The Portfolios indirectly bear their proportionate share of the annualized weighted average expense ratio of the underlying funds in which they invest.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows [Increase/(Decrease)]:

Portfolio	Accumulated Undistributed Net Investment Income/(Loss)	Accumulated Undistributed Net Realized Gain/(Loss)	Capital Stock
Partner Small Cap Growth	1,554,433	(48,676,824)	47,122,391
Partner Small Cap Value	703,640	(703,640)	—
Small Cap Stock	1,922	(1,922)	—

At December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income#	Undistributed Long- Term Capital Gain
Partner Small Cap Growth	1,228,540	23,500,401
Partner Small Cap Value	3,772,252	28,358,918
Small Cap Stock	9,696,716	31,665,284

#	Undistributed ordinary income includes income derived from short-term capital gains, if any.

The tax character of distributions paid during the years ended December 31, 2014 and 2013 was as follows:

	Ordinary Income[a]		Long-term Capital Gain		Return of Capital
Portfolio	12/31/2014	12/31/2013	12/31/2014	12/31/2013	12/31/2014	12/31/2013
Partner Small Cap Growth	12,119,742	—	26,717,645	6,075,672	—	—
Partner Small Cap Value	1,287,248	6,212,011	9,429,375	1,618,481	—	—
Small Cap Stock	760,245	1,110,363	3,810,915	—	—	—

[a]	Ordinary income includes income derived from Short-term Capital Gains, if any.

(5) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities — For the year ended December 31, 2014, the cost of purchases and the proceeds from sales of investment securities, other than U.S. Government and short-term securities, were as follows:

	In thousands
Portfolio	Purchases	Sales
Partner Small Cap Growth	230,074	235,849
Partner Small Cap Value	67,941	76,463
Small Cap Stock	172,004	215,286

(C) Investments in High-Yielding Securities — High Yield Portfolio invests primarily in high-yielding fixed income securities. Each of the other Portfolios, except Money Market Portfolio, may also invest in high-yielding securities. These securities will typically be in lower rated categories or will be non-rated and generally will involve more risk than securities in higher rated categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts — The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Portfolio’s hedging strategy unsuccessful and could result in a loss to the Portfolio. In the event that a liquid secondary market would not exist, the Portfolio could be prevented from entering into a closing transaction which could result in additional losses to the Portfolio.

(6) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Portfolios are permitted to purchase or sell securities from or to certain other Portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio or fund that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Directors and/ or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is executed at the current market price.

(7) SHARES OF BENEFICIAL INTEREST

The shares of each Portfolio have equal rights and privileges with all shares of that Portfolio. Shares in the Portfolio are currently sold only to separate accounts of Thrivent Financial, Thrivent Life and retirement plans sponsored by Thrivent Financial.

As of December 31, 2014, authorized capital stock consists of ten billion shares as follows:

Portfolio	Shares Authorized	Par Value
Partner Small Cap Growth	50,000,000	0.01
Partner Small Cap Value	150,000,000	0.01
Small Cap Stock	200,000,000	0.01

(8) SUBSEQUENT EVENTS

Management of the Portfolios has evaluated the impact of subsequent events and, except as already included in the Notes to Financial Statements, has determined that no additional items require disclosure.

Notes to Pro Forma Financial Statements of Thrivent Partner Mid Cap Growth Portfolio (Target Portfolio) and Thrivent Partner Mid Cap Value Portfolio (Target Portfolio) and Thrivent Mid Cap Stock Portfolio (Acquiring Portfolio) as of December 31, 2014

(1) ORGANIZATION

Thrivent Series Fund, Inc. (the “Fund”), a corporation organized under the laws of Minnesota, is registered under the Investment Company Act of 1940 (the “1940 Act”). The Fund is divided into thirty-three separate series (each, a “Portfolio”), each with its own investment objective and policies. The Fund consists of four asset allocation Portfolios, four income plus Portfolios, twenty equity Portfolios, four fixed-income Portfolios, and one money market Portfolio. The assets of each Portfolio are segregated, and each has a separate class of capital stock.

Shares in the Fund are currently sold, without sales charges, only to retirement plans sponsored by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”) or separate accounts of Thrivent Financial or Thrivent Life Insurance Company (“Thrivent Life”), which are used to fund benefits of variable life insurance and variable annuity contracts issued by Thrivent Financial and Thrivent Life.

The Portfolios are each investment companies that follow the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 - Financial Services - Investment Companies.

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with service providers and others that provide general damage clauses. The Fund’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments — Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Swap agreements are valued at the latest bid quotation of the contract as furnished by an independent pricing service. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Directors (the “Board”). The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange-listed options and futures contracts are valued at the last quoted sales price. Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by the pricing service. Investments in open-ended mutual funds are valued at their net asset value at the close of each business day. Short-term securities are valued at amortized cost (which approximates market value) to the extent it is not materially different than market value.

Securities held by Money Market Portfolio are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially and thereafter valued to reflect a constant amortization to maturity of any discount or premium. Money Market Portfolio and the Adviser follow procedures necessary to maintain a constant net asset value of $1.00 per share.

The Board has delegated responsibility for daily valuation of the Portfolios’ securities to the Adviser. The Adviser has formed a Valuation Committee (“Committee”) that is responsible for overseeing the Portfolios’ valuation policies in accordance with Valuation Policies and Procedures. The Committee meets on a monthly and on an as-needed basis to review price challenges, price overrides, stale prices, shadow prices, manual prices, money market pricing, international fair valuation, and other securities requiring fair valuation.

The Committee monitors for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Portfolios. Examples of such events include trading halts, national news/events, and issuer-specific developments. If the Committee decides that such events warrant using fair value estimates, the Committee will take such events into consideration in determining the fair value of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

Financial Accounting Standards Board (FASB) guidelines require increased fair value disclosure intended to improve the consistency and comparability of fair value measurements used in financial reporting. The guidelines define fair value, establish a framework for measuring fair value in U.S. Generally Accepted Accounting Principles (“GAAP”) and expand disclosures about fair value requirements. The various inputs used to determine the fair value of the Portfolios’ investments are summarized in three broad levels: Level 1 includes quoted prices in active markets for identical securities, typically included in this level are U.S. equity securities, futures, options and registered investment company funds; Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk, typically included in this level are fixed income securities, international securities, swaps and forward contracts; and Level 3 includes significant unobservable inputs such as the Adviser’s own assumptions and broker evaluations in determining the fair value of investments. Of the Level 3 securities, those for which market values were not readily available or were deemed unreliable were fair valued as determined in good faith under procedures established by the Board. The valuation levels are not necessarily an indication of the risk associated with investing in these securities or other investments.

Valuation of International Securities — Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Portfolios, under the supervision of the Board, evaluate the impacts of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets. The Board has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board.

(B) Foreign Currency Translation — The accounting records of each Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from closed currency contracts, disposition of foreign currencies, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Portfolios do not separately report the effect of changes in foreign exchange rates from changes in prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

For federal income tax purposes, the Portfolios treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Denominated Investments — Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Portfolios may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(D) Federal Income Taxes — No provision has been made for income taxes because each Portfolio’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of each Portfolio to distribute an amount sufficient to avoid imposition of any federal excise tax. The Portfolios, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Portfolio is treated as a separate taxable entity for federal income tax purposes. Certain Portfolios may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

GAAP requires management of the Portfolios (i.e., the Adviser) to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, the Adviser must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

The Adviser analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Portfolios include U.S. Federal, Minnesota, and Wisconsin, as well as certain foreign countries. As of December 31, 2014, open U.S. Federal, Minnesota, and Wisconsin tax years include the tax years ended December 31, 2011 through 2014. Additionally, as of December 31, 2014, the tax year ended December 31, 2010 is open for Wisconsin. The Portfolios have no examinations in progress and none are expected at this time.

As of December 31, 2014, the Adviser has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Portfolios’ tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Foreign Income Taxes — Certain Portfolios are subject to foreign income taxes imposed by certain countries in which they invest. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. These amounts are shown as foreign dividend tax withholding in the Statement of Operations. The Portfolios pay tax on foreign capital gains, where applicable.

(E) Expenses and Income — Estimated expenses are accrued daily. The Portfolios are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Portfolio are allocated among all appropriate Portfolios in proportion to their respective net assets, number of shareholder accounts or other reasonable basis.

Interest income is recorded daily on all debt securities, as is accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage- and asset-backed securities are recorded as components of interest income. Dividend income is recorded on the ex-dividend date.

For certain securities, including real estate investment trusts, the Fund records distributions received in excess of income as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available. Actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions as adjustments to investment income, unrealized appreciation/depreciation and realized gain/loss on investments as necessary, once the issuers provide information about the actual composition of the distributions.

(F) Distributions to Shareholders — Dividends and capital gain distributions are recorded on the ex-dividend date. With the exception of Money Market Portfolio, net realized gains from securities transactions, if any, are paid at least annually after the close of the fiscal year. Any Portfolio subject to excise tax would require an additional distribution prior to the close of the fiscal year.

Dividends are declared and reinvested daily for High Yield Portfolio, Income Portfolio, Bond Index Portfolio, Limited Maturity Bond Portfolio, and Opportunity Income Plus Portfolio; declared daily and reinvested monthly for Money Market Portfolio; and declared and reinvested at least annually for all other Portfolios.

(G) Derivative Financial Instruments — Each of the Portfolios, except Thrivent Money Market Portfolio, may invest in derivatives. Derivatives, a category that includes options, futures, swaps and hybrid instruments, are financial instruments whose value derives from another security, an index or a currency. Each Portfolio may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives for hedging its positions in foreign securities. Each Portfolio may also use derivatives for replication of a certain asset class or speculation (investing for potential income or capital gain). These contracts may be transacted on an exchange or over-the-counter (OTC).

A derivative may incur a mark to market loss if the value of the derivative decreases due to an unfavorable change in the market rates or values of the underlying derivative. Losses can also occur if the counterparty does not perform under the derivative. A Portfolio’s risk of loss from the counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Portfolio. With exchange traded futures and centrally cleared swaps, there is minimal counterparty credit risk to the Portfolios because the exchange’s clearinghouse, as counterparty to such derivatives, guarantees against a possible default. The clearing house stands between the buyer and the seller of the derivative; thus, the credit risk is limited to the failure of the clearinghouse. However, credit risk still exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers, potentially resulting in losses in the Portfolios. Using derivatives to hedge can guard against potential risks, but it also adds to the Portfolios’ expenses and can eliminate some opportunities for gains. In addition, a derivative used for hedging or replication may not accurately track the value of the underlying asset. Another risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

In order to define their contractual rights and to secure rights that will help the Portfolios mitigate their counterparty risk, the Portfolios may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives and foreign exchange contracts and typically includes, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Portfolio may, under certain circumstances, offset with the counterparty certain derivative’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy and insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral and margin requirements vary by type of derivative. Margin requirements are established by the broker or clearing house for exchange traded and centrally cleared derivatives (futures, options, and centrally cleared swaps). Brokers can ask for margining in excess of the minimum in certain situations. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts, options, swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Portfolio and the counterparty. For financial reporting purposes, non-cash collateral that has been pledged to cover obligations of the Portfolio has been noted in the Schedule of Investments. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance. The Portfolios attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Options — All Portfolios, with the exception of Money Market Portfolio, may buy put and call options and write put and covered call options. The Portfolios intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Portfolios may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Buying put options tends to decrease a Portfolio’s exposure to the underlying security while buying call options tends to increase a Portfolio’s exposure to the underlying security. The risk associated with purchasing put and call options is limited to the premium paid. There is no significant counterparty risk on exchange-traded options as the exchange guarantees the contract against default. Writing put options tends to increase a Portfolio’s exposure to the underlying security while writing call options tends to decrease a Portfolio’s exposure to the underlying security. The writer of an option has no control over whether the underlying security may be bought or sold, and therefore bears the market risk of an unfavorable change in the price of the underlying security. The counterparty risk for purchased options arises when the Portfolio has purchased an option, exercises that option, and the counterparty doesn’t buy from the Portfolio or sell to the Portfolio the underlying asset as required. In the case where the Portfolio has written an option, the Portfolio doesn’t have counterparty risk. Counterparty risk on purchased over-the-counter options is partially mitigated by the Portfolio’s collateral posting requirements. As the option increases in value to the Portfolio, the Portfolio receives collateral from the counterparty. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

Futures Contracts — All Portfolios, with the exception of Money Market Portfolio, may use futures contracts to manage the exposure to interest rate and market or currency fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Portfolios may be earmarked to cover open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Exchange-traded futures have no significant counterparty risk as the exchange guarantees the contracts against default.

Foreign Currency Forward Contracts — In connection with purchases and sales of securities denominated in foreign currencies all Portfolios, except Money Market Portfolio, may enter into foreign currency forward contracts. Additionally, the Portfolios may enter into such contracts to hedge certain other foreign-currency-denominated investments. These contracts are recorded at value and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Portfolios could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. These contracts are over-the-counter and the Portfolio is exposed to counterparty risk equal to the discounted net amount of payments to the Portfolio. This risk is partially mitigated by the Portfolio’s collateral posting requirements.

Swap Agreements — All Portfolios, with the exception of Money Market Portfolio, may enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions is generally limited to the net amount of payments that the Portfolio is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Portfolio is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Swap agreements are valued at fair value of the contract as provided by an independent pricing service. The pricing service takes into account such factors as swap curves, default probabilities, recent trades, recovery rates and other factors it deems relevant in determining valuations. Daily fluctuations in the value of the centrally cleared credit default contracts are recorded in variation margin in the Statement of Assets and Liabilities and recorded as unrealized gain or loss. The Portfolio accrues for the periodic payment and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount recorded as realized gains or losses in the Statement of Operations. Receipts and payments received or made as a result of a credit event or termination of the contract are also recognized as realized gains or losses in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Portfolio’s custodian, or a third party, in connection with these agreements. Certain swap agreements are over-the-counter and the Portfolio is exposed to counterparty risk, which is the discounted net amount of payments owed to the Portfolio. This risk is partially mitigated by the Portfolio’s collateral posting requirements. As the swap increases in value to the Portfolio, the Portfolio receives collateral from the counterparty. Certain interest rate and credit default index swaps must be cleared through a clearinghouse or central counterparty.

Credit Default Swaps — A credit default swap is a swap agreement between two parties to exchange the credit risk of a particular issuer, basket of securities or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Portfolios may be either the protection buyer or the protection seller.

Certain Portfolios enter into credit default derivative contracts directly through credit default swaps (CDS) or through credit default swap indices (CDX Indices). CDX Indices are static pools of equally weighted credit default swaps referencing corporate bonds and/or loans designed to provide diversified credit exposure to these asset classes. Portfolios sell default protection and assume long-risk positions in individual credits or indices. Index positions are entered into to gain exposure to the corporate bond and/or loan markets in a cost-efficient and diversified structure. In the event that a position defaults, by going into bankruptcy and failing to pay interest or principal on borrowed money, within any given CDX Index held, the maximum potential amount of future payments required would be equal to the pro-rata share of that position within the index based on the notional amount of the index. In the event of a default under a CDS contract, the maximum potential amount of future payments would be the notional amount. For CDS, the default events could be bankruptcy and failing to pay interest or principal on borrowed money or a restructuring. A restructuring is a change in the underlying obligations which would include reduction in interest or principal, maturity extension and subordination to other obligations.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following table presents the gross and net information about liabilities subject to master netting arrangements, as presented in our Statement of Assets and Liabilities:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Portfolio	Gross Amounts of Recognized Liabilities	Gross Amounts Offset	Net Amounts of Recognized Liabilities	Financial Instruments	Cash Collateral Pledged	Non-Cash Collateral Pledged**	Net Amount
Mid Cap Growth Securities Lending	3,029,925	—	3,029,925	2,926,382	—	—	103,543	^
Mid Cap Stock Securities Lending	29,599,525	—	29,599,525	28,742,558	—	—	856,967	^

**	Excess of collateral pledged to the counterparty may not be shown for financial reporting purposes.
^	Net securities lending amounts represent the net amount payable from the counterparty in the event of a default.

(H) Securities Lending — The Fund has entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank AG (“Deutsche”). The Agreement authorizes Deutsche to lend securities to authorized borrowers on behalf of the Portfolios. Pursuant to the Agreement, all loaned securities are initially collateralized by cash equal to at least 102% of the value of the loaned securities. All cash collateral received is invested in Thrivent Cash Management Trust. The Portfolios receive dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in Thrivent Cash Management Trust, net of rebates, fees paid to Deutsche for services provided and any other securities lending expenses, are included in Income from securities loaned in the Statement of Operations. By investing any cash collateral it receives in these transactions, a Portfolio could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, the Portfolio could lose money.

As of December 31, 2014, the value of securities on loan is as follows:

Fund	Securities on Loan
Mid Cap Growth	2,926,382
Mid Cap Stock	28,742,558

(I) When Issued and Delayed Delivery Transactions — Each Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Portfolio may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Portfolio has sold a security on a delayed delivery basis, a Portfolio does not participate in future gains and losses with respect to the security.

(J) Treasury Inflation Protected Securities — Certain Portfolios may invest in treasury inflation protected securities (TIPS). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received upon maturity or sale of the security.

(K) Repurchase Agreements — Each Portfolio may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Portfolio uses a third-party custodian to maintain the collateral. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Portfolio could incur a loss due to a drop in the value of the security during the time it takes the Portfolio to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending legal action. The Portfolio may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Adviser or subadviser to be creditworthy. During the year ended December 31, 2014, no Portfolios engaged in this type of investment.

(L) Equity-Linked Structured Securities — Certain Portfolios may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors. In addition to the performance of the equity, the nature and credit of the issuer may also impact return.

(M) Stripped Securities — Certain Portfolios may invest in Interest Only and Principal Only stripped mortgage or asset backed securities. These securities represent a participation in securities that are structured in classes with rights to receive different portions of the interest and principal. Interest only securities receive all the interest and principal only securities receive all the principal. If the underlying pool of mortgages or assets experience greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in an interest only security. Principal only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

(N) Credit Risk — The Portfolios may be susceptible to credit risk to the extent the issuer or counterparty defaults on its payment obligation. The Portfolios’ policy is to monitor the creditworthiness of the issuers. Interest receivable on defaulted securities is monitored for the ability to collect payments in default and adjusted accordingly.

(O) Accounting Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(P) Loan Commitments — Certain Portfolios may enter into loan commitments, which generally have interest rates which are reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Loan commitments often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturity shown in the Schedule of Investments.

All or a portion of these loan commitments may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. Therefore, the Portfolio must have funds sufficient to cover its contractual obligation. These unfunded loan commitments, which are marked-to-market daily, are presented in the Schedule of Investments.

(Q) Loss Contingencies — Thrivent High Yield Portfolio and Thrivent Income Portfolio are defendants in an adversary action filed on July 31, 2009 by the Official Committee of Unsecured Creditors of Motors Liquidation Company, formerly known as General Motors Corporation (GM), against prior and current holders of term loan debt of GM. The suit seeks to determine whether GM’s term loan facility was secured at the time it entered bankruptcy. Thrivent High Yield Portfolio at one time held term loans in an original principal amount of at least $4,627,531 and, if the plaintiffs are successful, it is reasonably possible that the Portfolio will be required to make payments in some amount. This loss contingency has not been accrued as a liability because the amount of potential damages and the likelihood of loss cannot be reasonably estimated. Thrivent Income Portfolio is named as a defendant in this action, but we do not expect that the Portfolio’s assets will be subject to a loss contingency.

Thrivent Balanced Income Plus Portfolio (formerly known as Thrivent Balanced Portfolio) and Thrivent Large Cap Index Portfolio are defendants in two separate adversary actions: One was filed in federal court on November 1, 2010 by the Official Committee of Unsecured Creditors of Tribune Company (“Tribune”) and the other was filed in the state of Minnesota on June 2, 2011 by the successor trustees of certain series of debt securities issued by Tribune. These actions have since been consolidated and moved to the United States District Court of the Southern District of New York as consolidated multi-district litigation. The actions seek to determine whether stock repurchases of Tribune stock in connection with a leveraged buyout of Tribune in 2007 (the “LBO Transaction”) were fraudulent transactions that can be voided requiring repurchase payments to be returned to the Tribune bankruptcy estate. Thrivent Balanced Income Plus Portfolio and Thrivent Large Cap Index Portfolio tendered Tribune stock in the LBO Transaction in exchange for $115,600 and $219,300 respectively. If the plaintiffs are successful, it is reasonably possible that these Portfolios would be required to return payments in some amount. Management does not believe it is possible at this time to predict with any reasonable certainty the amount or probability of any potential loss.

Thrivent Mid Cap Index Portfolio is a potential defendant in an adversary action filed on October 22, 2010 by the trustee of the LB Creditor Trust. The suit seeks to determine whether certain pre-bankruptcy distributions in December 2007 by Lyondell Chemical Company (“Lyondell”) to its shareholders were fraudulent transactions that can be voided and repaid to Lyondell’s creditors. Thrivent Mid Cap Index Portfolio owned shares of Lyondell stock before the merger. On December 21, 2007, Thrivent Mid Cap Index Portfolio tendered its shares of Lyondell for $1,542,720. Management does not believe it is possible at this time to predict with any reasonable certainty the amount or probability of any potential loss.

Thrivent Opportunity Income Plus Portfolio (formerly known as Mortgage Securities Portfolio) was obligated to pay $133,203 to Lehman Brothers as of October 14, 2008. Because of the collapse of Lehman Brothers, the securities and obligations remain involved in litigation and bankruptcy proceedings. At the conclusion of legal proceedings, it is reasonably possible that Thrivent Opportunity Income Plus Portfolio could be required to pay all or a portion of the $133,203. However, it is also reasonably possible that the Portfolio would be able to offset some of this liability because of amounts owed to the Portfolio by Lehman Brothers at the time of its bankruptcy. Management does not believe it is possible at this time to predict with any reasonable certainty the amount or probability of any potential loss.

(R) Litigation — Awards from class action litigation are recorded as realized gains on payment date.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees — The Fund has entered into an Investment Advisory Agreement with Thrivent Financial, the Adviser. Under the Investment Advisory Agreement, each of the Portfolios pays a fee for investment advisory services. The fees are accrued daily and paid monthly.

For all other Portfolios, the annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

Portfolio (M - Millions)	$0 to $50M	$50 to $200M	$200 to $250M	$250 to $500M	$500 to $750M	$750 to $1,000M	$1,000 to $1,500M	$1,500 to $2,000M	$2,000 to $2,500M	$2,500 to $5,000M	Over $5,000M
Mid Cap Growth	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Partner Mid Cap Value	0.750%	0.750%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Mid Cap Stock	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.550%	0.525%

Partner Mid Cap Value Portfolio

The Adviser has entered into a subadvisory agreement with GSAM for the performance of subadvisory services. The fee payable is equal to 0.50% of average daily net assets for the first $200 million and 0.45% for assets over $200 million. Thrivent Partner Mid Cap Value Fund is included in determining breakpoints for the assets managed by GSAM.

(C) Other Expenses — The Fund has entered into an accounting and administrative services agreement with the Adviser to provide certain accounting and administrative personnel and services to the Portfolios. For the year ended December 31, 2014, the Adviser received aggregate fees for accounting and administrative personnel and services of $8,174,689 from the Fund.

Each Director who is not affiliated with the Adviser receives an annual fee from the Fund for services as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Director’s fees as if invested in any one of the portfolios of Thrivent Mutual Funds. The value of each Director’s deferred compensation account will increase or decrease as if it were invested in shares of the selected portfolios of Thrivent Mutual Funds. Their fees as well as the change in value are included in Director’s fees in the Statement of Operations. The deferred fees remain in the appropriate fund until distribution in accordance with the plan. The deferred fee liability, included in accrued expenses in the Statement of Assets and Liabilities, is unsecured.

Those Directors not participating in the above plan received $412,737 in fees from the Fund for the year ended December 31, 2014. In addition, the Fund reimbursed independent Directors for reasonable expenses incurred in relation to attendance at the meetings and industry conferences.

Certain officers and non-independent directors of the Fund are officers and directors of Thrivent Financial and Thrivent Life; however, they receive no compensation from the Fund.

(D) Indirect Expenses — Some Portfolios invest in other mutual funds. Fees and expenses of those underlying funds are not included in the Portfolios’ expense ratios. The Portfolios indirectly bear their proportionate share of the annualized weighted average expense ratio of the underlying funds in which they invest.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows [Increase/(Decrease)]:

Portfolio	Accumulated Undistributed Net Investment Income/(Loss)	Accumulated Undistributed Net Realized Gain/(Loss)	Capital Stock
Mid Cap Growth	(5,500)	5,500	—
Partner Mid Cap Value	14,018	(14,018)	—
Mid Cap Stock	(72,137)	72,137	—

At December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income#	Undistributed Long- Term Capital Gain
Mid Cap Growth	1,662,474	36,746,223
Partner Mid Cap Value	17,934,984	31,464,438
Mid Cap Stock	16,228,149	69,552,203

#	Undistributed ordinary income includes income derived from short-term capital gains, if any.

The tax character of distributions paid during the years ended December 31, 2014 and 2013 was as follows:

	Ordinary Income[a]		Long-term Capital Gain		Return of Capital
Portfolio	12/31/2014	12/31/2013	12/31/2014	12/31/2013	12/31/2014	12/31/2013
Mid Cap Growth	3,404,424	1,307,135	34,768,998	216,636	—	—
Partner Mid Cap Value	23,506,820	3,991,956	27,968,131	12,356,287	—	—
Mid Cap Stock	2,238,163	2,176,782	31,748,560	—	—	—

[a]	Ordinary income includes income derived from Short-term Capital Gains, if any.

(5) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities — For the year ended December 31, 2014, the cost of purchases and the proceeds from sales of investment securities, other than U.S. Government and short-term securities, were as follows:

	In thousands
Portfolio	Purchases	Sales
Mid Cap Growth	158,688	199,850
Partner Mid Cap Value	330,969	340,655
Mid Cap Stock	251,115	260,878

(C) Investments in High-Yielding Securities — High Yield Portfolio invests primarily in high-yielding fixed income securities. Each of the other Portfolios, except Money Market Portfolio, may also invest in high-yielding securities. These securities will typically be in lower rated categories or will be non-rated and generally will involve more risk than securities in higher rated categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts — The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Portfolio’s hedging strategy unsuccessful and could result in a loss to the Portfolio. In the event that a liquid secondary market would not exist, the Portfolio could be prevented from entering into a closing transaction which could result in additional losses to the Portfolio.

(6) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Portfolios are permitted to purchase or sell securities from or to certain other Portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio or fund that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Directors and/ or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is executed at the current market price.

(7) SHARES OF BENEFICIAL INTEREST

The shares of each Portfolio have equal rights and privileges with all shares of that Portfolio. Shares in the Portfolio are currently sold only to separate accounts of Thrivent Financial, Thrivent Life and retirement plans sponsored by Thrivent Financial.

As of December 31, 2014, authorized capital stock consists of ten billion shares as follows:

Portfolio	Shares Authorized	Par Value
Mid Cap Growth	200,000,000	0.01
Partner Mid Cap Value	50,000,000	0.01
Mid Cap Stock	200,000,000	0.01

(8) SUBSEQUENT EVENTS

Management of the Portfolios has evaluated the impact of subsequent events and, except as already included in the Notes to Financial Statements, has determined that no additional items require disclosure.

FORM OF AGREEMENT AND PLAN OF REORGANIZATION FOR USE WITH ALL TARGET AND ACQUIRING PORTFOLIOS - SECTION 3.F, AS NOTED BELOW, WILL VARY

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of             , 2015 by Thrivent Series Fund, Inc. (the “Fund”), a Minnesota corporation, on behalf of its series,                     (the “Acquiring Portfolio”) and                     (the “Target Portfolio”).

W I T N E S S E T H:

WHEREAS, the Board of Directors of the Fund, on behalf of each of the Acquiring Portfolio and the Target Portfolio, has determined that entering into this Agreement whereby the Target Portfolio would transfer all of its assets to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio, is in the best interests of the shareholders of their respective fund; and

WHEREAS, the parties intend that this transaction qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”);

NOW, THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Plan of Transaction.

A. Transfer of Assets. Upon satisfaction of the conditions precedent set forth in Sections 7 and 8 hereof, the Target Portfolio will convey, transfer and deliver to the Acquiring Portfolio at the closing, provided for in Section 2 hereof, all of the existing assets of the Target Portfolio (including accrued interest to the Closing Date) (as defined below), free and clear of all liens, encumbrances and claims whatsoever (the assets so transferred collectively being referred to as the “Assets”).

B. Consideration. In consideration thereof, the Acquiring Portfolio agrees that the Acquiring Portfolio at the closing will deliver to the Target Portfolio, full and fractional shares of beneficial interest, par value $0.01 per share, of the Acquiring Portfolio having net asset values per share calculated as provided in Section 3(A) hereof, in an amount equal to the aggregate dollar value of the Assets determined pursuant to Section 3(A) hereof net of any liabilities of the Target Portfolio described in Section 3(E) hereof (the “Liabilities”) (collectively, the “Acquiring Portfolio Shares”). The calculation of full and fractional Acquiring Portfolio Shares to be exchanged shall be carried out to no less than two (2) decimal places. All Acquiring Portfolio Shares delivered to the Target Portfolio in exchange for such Assets shall be delivered at net asset value without sales load, commission or other transactional fees being imposed.

2.	Closing of the Transaction.

A. Closing Date. The closing shall occur within thirty (30) business days after the later of the receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Target Portfolio at which this Agreement will be considered and approved, or such later date as soon as practicable thereafter, as the parties may mutually agree (the “Closing Date”). On the Closing Date, the Acquiring Portfolio shall deliver to the Target Portfolio the Acquiring Portfolio Shares in the amount determined pursuant to Section 1(B) hereof and the Target Portfolio thereafter shall, in order to effect the distribution of such shares to the Target Portfolio shareholders, instruct the Acquiring Portfolio to register the pro rata interest in the Acquiring Portfolio Shares (in full and fractional shares) of each of the holders of record of shares of the Target Portfolio in accordance with their holdings of shares of the Target Portfolio and shall provide as part of such instruction a complete and updated list of such holders (including addresses and taxpayer identification numbers), and the Acquiring Portfolio agrees promptly to comply with said instruction. The Acquiring Portfolio shall have no obligation to inquire as to the validity, propriety or correctness of such instruction, but shall assume that such instruction is valid, proper and correct.

3.	Procedure for Reorganization.

A. Valuation. The value of the Assets of the Target Portfolio to be transferred by the Acquiring Portfolio shall be computed as of the Closing Date, in the manner set forth in the most recent Prospectus and Statement of Additional Information of the Acquiring Portfolio (collectively, the “Acquiring Portfolio Prospectus”), copies of which have been delivered to the Target Portfolio.

B. Delivery of Portfolio Assets. The Assets shall be delivered to State Street Bank and Trust Company as Custodian for the Acquiring Portfolio or such other custodian as designated by the Acquiring Portfolio (collectively the “Custodian”) for the benefit of the Acquiring Portfolio, duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, the cost of which shall be borne by the Target Portfolio and the Acquiring Portfolio, in proportion to their respective declines in total operating expenses, if any.

C. Failure to Deliver Securities. If the Target Portfolio is unable to make delivery pursuant to Section 3(B) hereof to the Custodian of any of the securities of the Target Portfolio for the reason that any such securities purchased by the Target Portfolio have not yet been delivered it by the Target Portfolio’s broker or brokers, then, in lieu of such delivery, the Target Portfolio shall deliver to the Custodian, with respect to said securities, executed copies of an agreement of assignment and due bills executed on behalf of such broker or brokers, together with such other documents as may be required by the Acquiring Portfolio or Custodian, including brokers’ confirmation slips.

D. Shareholder Accounts. The Acquiring Portfolio, in order to assist the Target Portfolio in the distribution of the Acquiring Portfolio Shares to the Target Portfolio shareholders after delivery of the Acquiring Portfolio Shares to the Target Portfolio, will establish pursuant to the request of the Target Portfolio an open account with the Acquiring Portfolio for each shareholder of the Target Portfolio and, upon request by the Target Portfolio, shall transfer to such accounts, the exact number of Acquiring Portfolio Shares then held by the Target Portfolio specified in the instruction provided pursuant to Section 2 hereof.

E. Liabilities. The Liabilities shall include all of the Target Portfolio’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement. The Target Portfolio will discharge all of its Liabilities prior to or on the Closing Date.

[PARAGRAPH F - FOR THE AGREEMENT AND PLAN OF REORGANIZATION SOLELY IN RESPECT OF THE REORGANIZATIONS OF THRIVENT PARTNER SMALL CAP GROWTH PORTFOLIO AND THRIVENT PARTNER SMALL CAP VALUE FUND INTO THRIVENT SMALL CAP STOCK PORTFOLIO]

F. Expenses. In the event that the transactions contemplated herein are consummated, Thrivent Financial for Lutherans (or an affiliate thereof) shall pay the expenses of the Reorganization, including the costs of the special meeting of shareholders of the Target Fund. In addition, as part of the Reorganization, the Target Fund will write off its remaining unamortized organizational expenses, if any, which shall be reimbursed by Thrivent Financial for Lutherans (or an affiliate thereof). The Acquiring Fund shall bear expenses associated with the qualification of shares of the Acquiring Fund for sale in the various states. In addition, to the extent that any transition of Fund securities is required in connection with the Reorganization, the respective Fund may incur transaction expenses associated with the sale and purchase of Fund securities. In the event that the transactions contemplated herein are not consummated for any reason, then all reasonable outside expenses incurred to the date of termination of this Agreement shall be borne by Thrivent Financial for Lutherans (or an affiliate thereof).

[PARAGRAPH F - FOR EVERY AGREEMENT AND PLAN OF REORGANIZATION OTHER THAN THE FORMS OF AGREEMENT FOR USE IN RESPECT OF THE REORGANIZATIONS OF THRIVENT PARTNER SMALL CAP GROWTH PORTFOLIO AND THRIVENT PARTNER SMALL CAP VALUE FUND INTO THRIVENT SMALL CAP STOCK PORTFOLIO]

F. Expenses. In the event that the transactions contemplated herein are consummated, Thrivent Financial for Lutherans (or an affiliate thereof) shall pay the expenses of the Reorganization, including the costs of the special

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meeting of shareholders of the Target Fund. In addition, as part of the Reorganization, the Target Fund will write off its remaining unamortized organizational expenses, if any, which shall be reimbursed by Thrivent Financial for Lutherans (or an affiliate thereof). The Acquiring Fund shall bear expenses associated with the qualification of shares of the Acquiring Fund for sale in the various states. In addition, to the extent that any transition of Fund securities is required in connection with the Reorganization, the respective Fund may incur transaction expenses associated with the sale and purchase of Fund securities. Thrivent Financial for Lutherans (or an affiliate thereof) will provide a reimbursement of investment advisory fees to the Acquiring Portfolio in the amount of $[            ], which is the estimated brokerage costs that will be incurred by the Acquiring Portfolio and the Target Portfolio[s] as a result of the Reorganization. Such reimbursement will be accrued during the month following the closing of the Reorganization. In the event that the transactions contemplated herein are not consummated for any reason, then all reasonable outside expenses incurred to the date of termination of this Agreement shall be borne by Thrivent Financial for Lutherans (or an affiliate thereof).

G. Dissolution. As soon as practicable after the Closing Date but in no event later than one year after the Closing Date, the Target Portfolio shall voluntarily dissolve and completely liquidate by taking, in accordance with the laws of the State of Minnesota and federal securities laws, all steps as shall be necessary and proper to effect a complete liquidation and dissolution of the Target Portfolio. Immediately after the Closing Date, the share transfer books relating to the Target Portfolio shall be closed and no transfer of shares shall thereafter be made on such books.

4.	Representations and Warranties of the Target Portfolio.

The Target Portfolio hereby represents and warrants to the Acquiring Portfolio, which representations and warranties are true and correct on the date hereof, and agrees with the Acquiring Portfolio that:

A. Organization. The Fund is a corporation, with transferable shares, duly organized, validly existing and in good standing in conformity with the laws of its jurisdiction of organization. The Target Portfolio is a separate series of the Fund duly organized in accordance with the applicable provisions of the Articles of Incorporation of the Fund, as amended through the date hereof (the “Articles of Incorporation”). The Fund and the Target Portfolio are qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Portfolio. The Fund and the Target Portfolio have all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Portfolio.

B. Registration. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and such registration has not been revoked or rescinded. The Target Portfolio is in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to its activities. All of the outstanding common shares of beneficial interest of the Target Portfolio have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive or dissenters’ rights.

C. Audited Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Target Portfolio audited as of and for the year ended December 31, 2014, true and complete copies of which have been heretofore furnished to the Acquiring Portfolio, fairly represent the financial condition and the results of operations of the Target Portfolio as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

D. Unaudited Financial Statements. The Target Portfolio shall furnish to the Acquiring Portfolio within ten (10) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of the Target Portfolio’s operations as of, and for the periods ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the period then ended; and such financial statements shall be certified by the Treasurer of the Target Portfolio as complying with the requirements hereof.

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E. Contingent Liabilities. There are, and as of the Closing Date will be, no contingent liabilities of the Target Portfolio not discharged pursuant to Section 3(E), and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Target Portfolio which would, if adversely determined, materially affect the Target Portfolio’s financial condition. All liabilities were incurred by the Target Portfolio in the ordinary course of its business.

F. Material Agreements. The Target Portfolio is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the most recent Prospectus and Statement of Additional Information of the Target Portfolio (collectively, the “Target Portfolio Prospectus”), there are no material agreements outstanding relating to the Target Portfolio to which the Target Portfolio is a party.

G. Statement of Earnings. As promptly as practicable, but in any case no later than 30 calendar days after the Closing Date, the Target Portfolio shall furnish the Acquiring Portfolio with a statement of the earnings and profits of the Target Portfolio within the meaning of the Code as of the Closing Date.

H. Tax Returns. At the date hereof and on the Closing Date, all federal and other material tax returns and reports of the Target Portfolio required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Target Portfolio’s knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

I. Necessary Authority. The Fund on behalf of the Target Portfolio has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board on behalf of the Target Portfolio, and except for obtaining approval of the Target Portfolio shareholders, no other corporate acts or proceedings by the Fund on behalf of the Target Portfolio are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Fund on behalf of the Target Portfolio and constitutes a valid and binding obligation of the Target Portfolio enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors’ rights generally, or by general principles of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

J. No Violation, Consents and Approvals. The execution, delivery and performance of this Agreement by the Fund on behalf of the Target Portfolio does not and will not (i) result in a material violation of any provision of the Fund’s or the Target Portfolio’s organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Target Portfolio, (iii) result in a material violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Target Portfolio is subject, or (iv) result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Target Portfolio. Except as have been obtained, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Target Portfolio of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Target Portfolio of the transactions contemplated by this Agreement.

K. Absence of Changes. From the date of this Agreement through the Closing Date, there shall not have been:

i.	any change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Target Portfolio, other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets, financial condition or manner of conducting business;

ii.	issued by the Target Portfolio any option to purchase or other right to acquire shares of the Target Portfolio to any person other than subscriptions to purchase shares at net asset value in accordance with terms in the Target Portfolio Prospectus;

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iii.	any entering into, amendment or termination of any contract or agreement by the Target Portfolio, except as otherwise contemplated by this Agreement;

iv.	any indebtedness incurred, other than in the ordinary course of business, by the Target Portfolio for borrowed money or any commitment to borrow money entered into by the Target Portfolio;

v.	any amendment of the Fund’s or the Target Portfolio’s organizational documents; or

vi.	any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Portfolio other than a lien for taxes not yet due and payable.

L. Title. On the Closing Date, the Target Portfolio will have good and marketable title to the Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable, and full right, power and authority to sell, assign, transfer and deliver such Assets; upon delivery of such Assets, the Acquiring Portfolio will receive good and marketable title to such Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable.

M. Prospectus/Proxy Statement. The Registration Statement on Form N-14 of the Fund (the “Registration Statement”) and the Prospectus/Proxy Statement contained therein (the “Prospectus/Proxy Statement”), as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if it shall have been amended or supplemented, conform and will conform as they relate to the Target Portfolio, in all material respects, to the applicable requirements of the applicable federal and state securities laws and the rules and regulations of the Securities and Exchange Commission (the “SEC”) thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 4(M) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquiring Portfolio furnished to the Target Portfolio by the Acquiring Portfolio.

N. Tax Qualification. The Target Portfolio has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by Section 852 of the Code for each of its taxable years.

5.	Representations and Warranties of the Acquiring Portfolio.

The Acquiring Portfolio hereby represents and warrants to the Target Portfolio, which representations and warranties are true and correct on the date hereof, and agrees with the Target Portfolio that:

A. Organization. The Fund is duly formed and in good standing under the laws of the state of its organization and is duly authorized to transact business in the state of its organization. The Acquiring Portfolio is a separate series of the Fund duly organized in accordance with the applicable provisions of the Articles of Incorporation. The Fund and the Acquiring are qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Portfolio. The Fund and the Acquiring Portfolio have all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business and the business thereof as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Portfolio.

B. Registration. The Fund is registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded. The Acquiring Portfolio is in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to its activities. All of the outstanding shares of common stock of the Acquiring Portfolio have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive or dissenters’ rights.

C. Audited Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquiring Portfolio audited as of and for the year ended December 31, 2014, true and complete copies of which have been heretofore furnished to the Target

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Portfolio, fairly represent the financial condition and the results of operations of the Acquiring Portfolio as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

D. Unaudited Financial Statements. The Acquiring Portfolio shall furnish to the Target Portfolio within ten (10) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of its operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the period involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Acquiring Portfolio as complying with the requirements hereof.

E. Contingent Liabilities. There are, and as of the Closing Date will be, no contingent liabilities of the Acquiring Portfolio not disclosed in the financial statements delivered pursuant to Sections 5(C) and 5(D) hereof which would materially affect the Acquiring Portfolio’s financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Acquiring Portfolio which would, if adversely determined, materially affect the Acquiring Portfolio’s financial condition. All liabilities were incurred by the Acquiring Portfolio in the ordinary course of its business.

F. Material Agreements. The Acquiring Portfolio is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and, except as referred to in the Acquiring Portfolio Prospectus there are no material agreements outstanding relating to the Acquiring Portfolio to which the Acquiring Portfolio is a party.

G. Tax Returns. At the date hereof and on the Closing Date, all federal and other material tax returns and reports of the Acquiring Portfolio required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Portfolio’s knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

H. Necessary Authority. The Fund on behalf of the Acquiring Portfolio has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board on behalf of the Acquiring Portfolio, no other corporate acts or proceedings by the Acquiring Portfolio are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Fund on behalf of the Acquiring Portfolio and constitutes a valid and binding obligation of the Acquiring Portfolio enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors’ rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

I. No Violation; Consents and Approvals. The execution, delivery and performance of this Agreement by Fund on behalf of the Acquiring Portfolio does not and will not (i) result in a material violation of any provision of Fund’s or the Acquiring Portfolio’s organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Acquiring Portfolio, (iii) result in a material violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Acquiring Portfolio is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Acquiring Portfolio. Except as have been obtained, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Acquiring Portfolio of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Acquiring Portfolio of the transactions contemplated by this Agreement.

J. Absence of Proceedings. There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against the Acquiring Portfolio which would materially affect its financial condition.

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K. Acquiring Portfolio Shares: Registration. The Acquiring Portfolio Shares to be issued pursuant to Section 1 hereof will be duly registered under the Securities Act of 1933, as amended (the “Securities Act”), and all applicable state securities laws.

L. Acquiring Portfolio Shares: Authorization. The Acquiring Portfolio Shares to be issued pursuant to Section 1 hereof have been duly authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and non-assessable, will not be subject to pre-emptive or dissenters’ rights and will conform in all material respects to the description thereof contained in the Acquiring Portfolio’s Prospectus furnished to the Target Portfolio.

M. Absence of Changes. From the date hereof through the Closing Date, there shall not have been any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Acquiring Portfolio, other than changes in the ordinary course of its business, which has had a material adverse effect on such business, results of operations, assets, financial condition or manner of conducting business.

N. Registration Statement. The Registration Statement and the Prospectus/Proxy Statement as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if they shall have been amended or supplemented, conforms and will conform, as they relate to the Acquiring Portfolio, in all material respects, to the applicable requirements of the applicable federal securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 5 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Portfolio furnished to the Acquiring Portfolio by the Target Portfolio.

O. Tax Qualification. The Acquiring Portfolio has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by Section 852 of the Code for each of its taxable years.

6.	Covenants.

During the period from the date of this Agreement and continuing until the Closing Date, the Target Portfolio and Acquiring Portfolio agree as follows (except as expressly contemplated or permitted by this Agreement):

A. Other Actions. The Target Portfolio and Acquiring Portfolio shall operate only in the ordinary course of business consistent with prior practice. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

B. Government Filings; Consents. The Fund shall file all reports required to be filed by the Target Portfolio and Acquiring Portfolio with the SEC between the date of this Agreement and the Closing Date and the Target Portfolio and Acquiring Portfolio shall deliver to the other party copies of all such reports promptly after the same are filed. Except where prohibited by applicable statutes and regulations, each party shall promptly provide the other (or its counsel) with copies of all other filings made by such party with any state, local or federal government agency or entity in connection with this Agreement or the transactions contemplated hereby. Each of the Target Portfolio and the Acquiring Portfolio shall use all reasonable efforts to obtain all consents, approvals and authorizations required in connection with the consummation of the transactions contemplated by this Agreement and to make all necessary filings with the appropriate federal and state officials.

C. Preparation of the Registration Statement and the Prospectus/Proxy Statement. In connection with the Registration Statement and the Prospectus/Proxy Statement, each party hereto will cooperate with the other and furnish to the other the information relating to the Target Portfolio or Acquiring Portfolio, as the case may be, required by the Securities Act or the Securities Exchange Act of 1934 and the rules and regulations thereunder, to be set forth in the Registration Statement or the Prospectus/Proxy Statement. The Target Portfolio shall promptly prepare the Prospectus/Proxy Statement and the Acquiring Portfolio shall promptly prepare and file with the SEC the Registration Statement, in which the Prospectus/Proxy Statement will be included as a prospectus. In connection with the Registration Statement, insofar as it relates to the Target Portfolio and its affiliated persons, the Acquiring Portfolio shall only include such information as is approved by the Target Portfolio for use in the Registration

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Statement. The Acquiring Portfolio shall not amend or supplement any such information regarding the Target Portfolio and such affiliates without the prior written consent of the Target Portfolio which consent shall not be unreasonably withheld or delayed. The Acquiring Portfolio shall promptly notify and provide the Target Portfolio with copies of all amendments or supplements filed with respect to the Registration Statement. The Acquiring Portfolio shall use all reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. The Acquiring Portfolio shall also take any action (other than qualifying to do business in any jurisdiction in which it is now not so qualified) required to be taken under any applicable state securities laws in connection with the issuance of the Acquiring Portfolio Shares in the transactions contemplated by this Agreement, and the Target Portfolio shall furnish all information concerning the Target Portfolio and the holders of the Target Portfolio’s shares as may be reasonably requested in connection with any such action.

D. Access to Information. During the period prior to the Closing Date, the Target Portfolio shall make available to the Acquiring Portfolio a copy of each report, schedule, registration statement and other document (the “Documents”) filed or received by it during such period pursuant to the requirements of federal or state securities laws (other than Documents which such party is not permitted to disclose under applicable law). During the period prior to the Closing Date, the Acquiring Portfolio shall make available to the Target Portfolio each Document pertaining to the transactions contemplated hereby filed or received by it during such period pursuant to federal or state securities laws (other than Documents which such party is not permitted to disclose under applicable law).

E. Shareholder Meetings. The Target Portfolio shall call a meeting of the Target Portfolio shareholders to be held as promptly as practicable for the purpose of voting upon the approval of this Agreement and the transactions contemplated herein, and shall furnish a copy of the Prospectus/Proxy Statement and proxy card to each shareholder of the Target Portfolio as of the record date for such meeting of shareholders. The Board shall recommend to the Target Portfolio shareholders approval of this Agreement and the transactions contemplated herein, subject to fiduciary obligations under applicable law.

F. Portfolios. The Target Portfolio and Acquiring Portfolio covenant and agree to dispose of certain assets prior to the Closing Date, but only if and to the extent necessary, so that at Closing, when the Assets are added to the Acquiring Portfolio’s portfolio, the resulting portfolio will meet the Acquiring Portfolio’s investment objective, policies and restrictions, as set forth in the Acquiring Portfolio’s Prospectus, a copy of which has been delivered to the Target Portfolio. Notwithstanding the foregoing, nothing herein will require the Target Portfolio to dispose of any portion of the Assets if, in the reasonable judgment of the Target Portfolio’s Directors or investment adviser, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a “reorganization” described in Section 368(a) of the Code.

G. Distribution of Shares. The Target Portfolio covenants that at closing it shall cause to be distributed the Acquiring Portfolio Shares in the proper pro rata amount for the benefit of Target Portfolio’s shareholders and that the Target Portfolio shall not continue to hold amounts of said shares so as to cause a violation of Section 12(d)(1) of the 1940 Act. The Target Portfolio covenants to use all reasonable efforts to cooperate with the Acquiring Portfolio and the Acquiring Portfolio’s transfer agent in the distribution of said shares. The Target Portfolio covenants further that, pursuant to Section 3(G) hereof, it shall liquidate and dissolve as promptly as practicable after the Closing Date.

H. Brokers or Finders. Except as disclosed in writing to the other party prior to the date hereof, each of the Target Portfolio and the Acquiring Portfolio represents that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, and each party shall hold the other harmless from and against any and all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person to be due or payable in connection with any of the transactions contemplated by this Agreement on the basis of any act or statement alleged to have been made by such first party or its affiliate.

I. Additional Agreements. In case at any time after the Closing Date any further action is necessary or desirable in order to carry out the purposes of this Agreement, the proper directors and officers of each party to this Agreement shall take all such necessary action.

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J. Public Announcements. For a period of time from the date of this Agreement to the Closing Date, the Target Portfolio and the Acquiring Portfolio will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or the transactions contemplated herein and shall not issue any press release or make any public statement prior to such consultation, except as may be required by law.

K. Tax Status of Reorganization. The intention of the parties is that the transactions contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Portfolio nor the Target Portfolio shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Portfolio and the Target Portfolio will take such action, or cause such action to be taken, as is reasonably necessary to enable Reed Smith LLP (“Reed Smith”), special counsel to the Acquiring Portfolio and the Target Portfolio, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by Reed Smith).

L. Declaration of Dividend. At or immediately prior to the Closing Date, the Target Portfolio shall declare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

7.	Conditions to Obligations of the Target Portfolio.

The obligations of the Target Portfolio hereunder with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions, unless waived in writing by the Target Portfolio:

A. Shareholder Approval. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of a “Majority of the Outstanding Voting Securities” (as defined in the Articles of Incorporation) of the Target Portfolio.

B. Representations, Warranties and Agreements. Each of the representations and warranties of the Acquiring Portfolio contained herein shall be true in all material respects as of the Closing Date, there shall have been no material adverse change in the financial condition, results of operations, business properties or assets of the Acquiring Portfolio as of the Closing Date, and the Target Portfolio shall have received a certificate of an authorized officer of the Acquiring Portfolio satisfactory in form and substance to the Target Portfolio so stating. The Acquiring Portfolio shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by it on or prior to the Closing Date.

C. Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

D. Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

E. No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition (an “Injunction”) preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not have been any action taken or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal or which has a material adverse effect on business operations of the Acquiring Portfolio.

F. Tax Opinion. The Target Portfolio shall have obtained an opinion from Reed Smith, special counsel for the Target Portfolio, dated as of the Closing Date, addressed to the Target Portfolio, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code. Such opinion shall be based on customary assumptions and such representations as Reed Smith may reasonably request and the Target Portfolio and the Acquiring Portfolio will cooperate to make and certify the accuracy of such representations.

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G. Officer Certificates. The Target Portfolio shall have received a certificate of an authorized officer of the Acquiring Portfolio, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 5 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board on behalf of the Acquiring Portfolio.

8.	Conditions to Obligations of the Acquiring Portfolio.

The obligations of the Acquiring Portfolio hereunder with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions, unless waived in writing by the Acquiring Portfolio:

A. Representations, Warranties, and Agreements. Each of the representations and warranties of the Target Portfolio contained herein shall be true in all material respects as of the Closing Date, there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Target Portfolio as of the Closing Date, and the Acquiring Portfolio shall have received a certificate of an authorized officer of the Target Portfolio satisfactory in form and substance to the Acquiring Portfolio so stating. The Target Portfolio shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by them on or prior to the Closing Date.

B. Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

C. Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

D. No Injunctions or Restrains; Illegality. No Injunction preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not have been any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal.

E. Tax Opinion. The Acquiring Portfolio shall have obtained an opinion from Reed Smith, special counsel for the Acquiring Portfolio, dated as of the Closing Date, addressed to the Acquiring Portfolio, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code. Such opinion shall be based on customary assumptions and such representations as Reed Smith may reasonably request and the Target Portfolio and the Acquiring Portfolio will cooperate to make and certify the accuracy of such representations.

F. Shareholder List. The Target Portfolio shall have delivered to the Acquiring Portfolio an updated list of all shareholders of the Target Portfolio, as reported by the Target Portfolio’s transfer agent, as of one (1) business day prior to the Closing Date with each shareholder’s respective holdings in the Target Portfolio, taxpayer identification numbers, Form W9 and last known address.

G. Officer Certificates. The Acquiring Portfolio shall have received a certificate of an authorized officer of the Target Portfolio, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 4 hereof are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board on behalf of the Target Portfolio and by Target Portfolio shareholders.

9.	Amendment, Waiver and Termination.

A. The parties hereto may, by agreement in writing authorized by the Board on behalf of each of the Target Portfolio and the Acquiring Portfolio, amend this Agreement at any time before or after approval thereof by the shareholders of the Target Portfolio; provided, however, that after receipt of Target Portfolio shareholder approval, no amendment shall be made by the parties hereto which substantially changes the terms of Sections 1, 2 and 3 hereof without obtaining Target Portfolio’s shareholder approval thereof.

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B. At any time prior to the Closing Date, either of the parties may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein. No delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

C. This Agreement may be terminated, and the transactions contemplated herein may be abandoned at any time prior to the Closing Date:

i.	by the consent of the Board on behalf of each of the Target Portfolio and the Acquiring Portfolio;

ii.	by the Target Portfolio, if the Acquiring Portfolio breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

iii.	by the Acquiring Portfolio, if the Target Portfolio breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

iv.	by either the Target Portfolio or the Acquiring Portfolio, if the Closing has not occurred on or prior to December 31, 2015 (provided that the rights to terminate this Agreement pursuant to this subsection (C)(iv) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the closing to occur on or before such date);

v.	by the Acquiring Portfolio in the event that: (a) all the conditions precedent to the Target Portfolio’s obligation to close, as set forth in Section 7 hereof, have been fully satisfied (or can be fully satisfied at the Closing); (b) the Acquiring Portfolio gives the Target Portfolio written assurance of its intent to close irrespective of the satisfaction or non-satisfaction of all conditions precedent to the Acquiring Portfolio’s obligation to close, as set forth in Section 8 hereof; and (c) the Target Portfolio then fails or refuses to close within the earlier of ten (10) business days or December 31, 2015; or

vi.	by the Target Portfolio in the event that: (a) all the conditions precedent to the Acquiring Portfolio’s obligation to close, as set forth in Section 8 hereof have been fully satisfied (or can be fully satisfied at the Closing); (b) the Target Portfolio gives the Acquiring Portfolio written assurance of its intent to close irrespective of the satisfaction or non-satisfaction of all the conditions precedent to the Target Portfolio’s obligation to close, as set forth in Section 7 hereof; and (c) the Acquiring Portfolio then fails or refuses to close within the earlier of ten (10) business days or December 31, 2015.

10.	Remedies.

In the event of termination of this Agreement by either or both of the Target Portfolio and Acquiring Portfolio pursuant to Section 9(C) hereof, written notice thereof shall forthwith be given by the terminating party to the other party hereto, and this Agreement shall therefore terminate and become void and have no effect, and the transactions contemplated herein and thereby shall be abandoned, without further action by the parties hereto.

11.	Survival of Warranties and Indemnification.

A. Survival. The representations and warranties included or provided for herein, or in the schedules or other instruments delivered or to be delivered pursuant hereto, shall survive the Closing Date for a three (3) year period except that any representation or warranty with respect to taxes shall survive for the expiration of the statutory period of limitations for assessments of tax deficiencies as the same may be extended from time to time by the taxpayer. The covenants and agreements included or provided for herein shall survive and be continuing obligations in accordance with their terms. The period for which a representation, warranty, covenant or agreement survives shall be referred to hereinafter as the “Survival Period.” Notwithstanding anything set forth in the immediately preceding sentence, the right of the Acquiring Portfolio and the Target Portfolio to seek indemnity pursuant to this Agreement shall survive for a period of ninety (90) days beyond the expiration of the Survival Period of the representation, warranty, covenant or agreement upon which indemnity is sought. In no event shall the Acquiring Portfolio or the Target Portfolio be obligated to indemnify the other if indemnity is not sought within ninety (90) days of the expiration of the applicable Survival Period.

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B. Indemnification. Each party (an “Indemnitor”) shall indemnify and hold the other and its directors, officers, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees), including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

C. Indemnification Procedure. The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to the Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain the Indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.	Survival.

The provisions set forth in Sections 10, 11 and 16 hereof shall survive the termination of this Agreement for any cause whatsoever.

13.	Notices.

All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Portfolio shall be addressed to the Target Portfolio c/o Thrivent Series Fund, Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, Attention: Chief Legal Officer, or at such other address as the Target Portfolio may designate by written notice to the Acquiring Portfolio. Notice to the Acquiring Portfolio shall be addressed to the Acquiring Portfolio c/o Thrivent Series Fund, Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, Attention: Chief Legal Officer, or at such other address and to the attention of such other person as the Acquiring Portfolio may designate by written notice to the Target Portfolio. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

14.	Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Agreement shall not be assigned by any party without the prior written consent of the other party hereto.

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15.	Books and Records.

All books and records of the Target Portfolio, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Portfolio from and after the Closing Date and shall be turned over to the Acquiring Portfolio as soon as practicable following the Closing Date.

16.	General.

This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be amended, modified or changed, or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Fund on behalf of the Target Portfolio and by the Fund on behalf of the Acquiring Portfolio and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement is for the sole benefit of the parties hereto, and nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota without regard to principles of conflicts or choice of law.

17.	Limitation of Liability.

It is expressly agreed that the obligations of the Fund hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents or employees of the Fund personally, but shall bind only the property of the Fund, as provided in the Articles of Incorporation. The execution and delivery of this Agreement have been authorized by the Directors and signed by an authorized officer of the Fund, acting as such, and neither such authorization by such Directors nor such execution and delivery by such officer shall be deemed to have been made by any of them personally, but shall bind only the property of the Fund as provided in the Articles of Incorporation. The obligations of any series of the Fund hereunder shall be the exclusive obligation of that series and the parties hereto can only look to the assets of that series to satisfy any debt or obligation incurred by that series hereunder.

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IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

Thrivent Series Fund, Inc. On Behalf of Its Series, [Target Portfolio]

Name: David S. Royal Title: President

Attest:

Name: Michael W. Kremenak Title: Secretary

Thrivent Series Fund, Inc. On Behalf of Its Series, [Acquiring Portfolio]

Name: David S. Royal Title: President

Attest:

Name: Michael W. Kremenak Title: Secretary

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STATEMENT OF ADDITIONAL INFORMATION

Dated April 30, 2015

For

THRIVENT SERIES FUND, INC.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

800-THRIVENT (847-4836)

Thrivent Aggressive Allocation Portfolio

Thrivent Moderately Aggressive Allocation Portfolio

Thrivent Moderate Allocation Portfolio

Thrivent Moderately Conservative Allocation Portfolio

Thrivent Growth and Income Plus Portfolio

Thrivent Balanced Income Plus Portfolio

Thrivent Diversified Income Plus Portfolio

Thrivent Opportunity Income Plus Portfolio

Thrivent Partner Technology Portfolio

Thrivent Partner Healthcare Portfolio

Thrivent Natural Resources Portfolio

Thrivent Partner Emerging Markets Equity Portfolio

Thrivent Real Estate Securities Portfolio

Thrivent Partner Small Cap Growth Portfolio

Thrivent Partner Small Cap Value Portfolio

Thrivent Small Cap Stock Portfolio

Thrivent Small Cap Index Portfolio

Thrivent Mid Cap Growth Portfolio

Thrivent Partner Mid Cap Value Portfolio

Thrivent Mid Cap Stock Portfolio

Thrivent Mid Cap Index Portfolio

Thrivent Partner Worldwide Allocation Portfolio

Thrivent Partner All Cap Portfolio

Thrivent Large Cap Growth Portfolio

Thrivent Partner Growth Stock Portfolio

Thrivent Large Cap Value Portfolio

Thrivent Large Cap Stock Portfolio

Thrivent Large Cap Index Portfolio

Thrivent High Yield Portfolio

Thrivent Income Portfolio

Thrivent Bond Index Portfolio

Thrivent Limited Maturity Bond Portfolio

Thrivent Money Market Portfolio

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus for Thrivent Series Fund, Inc. (the “Fund”) dated April 30, 2015. The Report of Independent Registered Public Accounting Firm and financial statements included in the Annual Report for the Fund, for the fiscal year ended December 31, 2014, is a separate report furnished with this Statement of Additional Information and is incorporated herein by reference. To receive a copy of the Prospectus or the Annual Report for the Fund, write to Thrivent Series Fund, Inc., 4321 N. Ballard Road, Appleton, Wisconsin, 54919 or call toll-free (800) THRIVENT (847-4836).

HISTORY OF THE FUND

The Fund is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and was organized as a Minnesota corporation on February 24, 1986. The Fund is made up of 33 separate series or “Portfolios.” Each Portfolio of the Fund, other than the Thrivent Aggressive Allocation Portfolio, the Thrivent Moderately Aggressive Allocation Portfolio, the Thrivent Moderate Allocation Portfolio, the Thrivent Moderately Conservative Allocation Portfolio (collectively, the “Thrivent Asset Allocation Portfolios”), the Thrivent Partner Healthcare Portfolio and the Thrivent Natural Resources Portfolio, is diversified. Each Portfolio is in effect a separate investment fund, and a separate class of capital stock of the Fund is issued with respect to each Portfolio.

INVESTMENT POLICIES AND RESTRICTIONS

Additional Investment Practices

In addition to those practices stated in the Prospectus, various Portfolios may purchase the following securities or may engage in the following transactions. Each of these investment practices are non-principal investment strategies, except as otherwise noted.

Thrivent Asset Allocation Portfolios

Each of the Thrivent Asset Allocation Portfolios seeks to achieve its investment objective by investing in other series of the Fund and directly-held financial instruments. Each of the Thrivent Asset Allocation Portfolios may also invest in (i) Government Securities and Short-Term Paper (as such terms are defined in the 1940 Act), (ii) unaffiliated mutual funds or other unaffiliated investment companies, to the extent permitted under Section 12(d)(1) of the 1940 Act, and (iii) other investments, as permitted by Rule 12d1-2 under the 1940 Act or by exemptive order.

None of the Thrivent Asset Allocation Portfolios is “diversified” within the meaning of the 1940 Act. A mutual fund is diversified if at least 75% of the value of its total assets is represented by Government Securities (as defined in the 1940 Act), cash and cash items, securities of other investment companies and other securities, excluding investments of more than 5% of the fund’s total assets in any one issuer and investments representing more than 10% of the outstanding voting securities of any one issuer.

Other Securities

The Thrivent Partner Technology Portfolio, Thrivent Partner Healthcare Portfolio, Thrivent Natural Resources Portfolio, Thrivent Partner Emerging Markets Equity Portfolio, Thrivent Real Estate Securities Portfolio, Thrivent Partner Small Cap Growth Portfolio, Thrivent Partner Small Cap Value Portfolio, Thrivent Small Cap Stock Portfolio, Thrivent Small Cap Index Portfolio, Thrivent Mid Cap Growth Portfolio, Thrivent Partner Mid Cap Value Portfolio, Thrivent Mid Cap Stock Portfolio, Thrivent Mid Cap Index Portfolio, Thrivent Partner Worldwide Allocation Portfolio, Thrivent Partner All Cap Portfolio, Thrivent Large Cap Growth Portfolio, Thrivent Partner Growth Stock Portfolio, Thrivent Large Cap Value Portfolio, Thrivent Large Cap Stock Portfolio, Thrivent Large Cap Index Portfolio, Thrivent Growth and Income Plus Portfolio, Thrivent Balanced Income Plus Portfolio and, to the extent set forth above, Thrivent Asset Allocation Portfolios may each invest in other types of securities, including bonds, preferred stocks, convertible bonds, convertible preferred stocks, warrants, American Depository Receipts (ADRs), and other debt or equity securities. In addition, each of these Portfolios may invest in U.S. Government securities or cash, European Depository Receipts (EDRs) and the securities of foreign investment trusts and or trusts.

The Thrivent Partner Technology Portfolio, Thrivent Partner Healthcare Portfolio, Thrivent Natural Resources Portfolio, Thrivent Partner Emerging Markets Equity Portfolio, Thrivent Real Estate Securities Portfolio, Thrivent Partner Small Cap Growth Portfolio, Thrivent Partner Small Cap Value Portfolio, Thrivent

Small Cap Stock Portfolio, Thrivent Small Cap Index Portfolio, Thrivent Mid Cap Growth Portfolio, Thrivent Partner Mid Cap Value Portfolio, Thrivent Mid Cap Stock Portfolio, Thrivent Mid Cap Index Portfolio, Thrivent Partner Worldwide Allocation Portfolio, Thrivent Partner All Cap Portfolio, Thrivent Large Cap Growth Portfolio, Thrivent Partner Growth Stock Portfolio, Thrivent Large Cap Value Portfolio, Thrivent Large Cap Stock Portfolio, Thrivent Large Cap Index Portfolio and Thrivent Growth and Income Plus Portfolio will not use any minimum level of credit quality. Debt obligations may be rated less than investment grade, which is defined as having a quality rating below “Baa,” as rated by Moody’s Investors Service, Inc. (“Moody’s”), or below “BBB,” as rated by Standard & Poor’s Corporation (“S&P”). For a description of Moody’s and S&P’s ratings, see “Description of Debt Ratings.” Securities rated below investment grade (sometimes referred to as “high yield bonds” or “junk bonds”) are considered to be speculative and involve certain risks, including a higher risk of default and greater sensitivity to economic changes.

Thrivent High Yield Portfolio, Thrivent Diversified Income Plus Portfolio, Thrivent Income Portfolio, Thrivent Limited Maturity Bond Portfolio and Thrivent Opportunity Income Plus Portfolio may also invest in common stocks, warrants to purchase stocks, bonds or preferred stocks convertible into common stock, and other equity securities.

Bank Instruments

Each Portfolio may invest in bank instruments in pursuit of its investment objective. These instruments include, but are not limited to, certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker’s acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker’s acceptance may be obtained from a domestic or foreign bank including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are non-negotiable deposits for a fixed period of time at a stated interest rate.

U.S. branches of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated under federal or state law. U.S. federal branches of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective state or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. U.S. branches of foreign banks can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

Investing in foreign branches of U.S. banks and U.S. branches of foreign banks may involve risks. These risks may include future unfavorable political and economic developments, possible withholding or confiscatory taxes, seizure of foreign deposits, currency controls, interest limitations and other governmental restrictions that might affect payment of principal or interest, and possible difficulties pursuing or enforcing claims against banks located outside the U.S. Additionally, foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or other regulatory requirements and practices comparable to U.S. issuers, and there may be less public information available about foreign banks and their branches and agencies.

Repurchase Agreements

Each Portfolio may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Portfolio must take possession of collateral either directly or through a third-party custodian. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Portfolio could incur a loss due to a drop in the market value of the security during the time it takes the Portfolio to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending court action. The Portfolio may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”) or a subadviser to be creditworthy. The Thrivent Money Market Portfolio may enter into repurchase agreements that are collateralized by equity securities, high-yield bonds and other non-traditional forms of collateral provided that the repurchase agreement is an eligible security under Rule 2a-7.

Restricted Securities

The Portfolios may buy or sell restricted securities, including securities that meet the requirements of Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule. Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Directors. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of a Portfolio’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, a Portfolio may be adversely impacted by the subjective valuation of such securities in the absence of an active market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A securities. None of the Portfolios will invest more than 15% of its net assets in illiquid securities (5% in the case of the Thrivent Money Market Portfolio).

Reverse Repurchase Agreements

Each Portfolio also may enter into reverse repurchase agreements, which may be viewed as borrowings made by a Portfolio. A reverse repurchase agreement is a transaction in which the Portfolio transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument’s market value in cash, with an agreement that at a stipulated date in the future the Portfolio will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Portfolio to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous. However, the ability to enter into reverse repurchase agreements does not assure that the Portfolio will be able to avoid selling portfolio instruments at a disadvantageous time.

The Portfolio will engage in reverse repurchase agreements that are not in excess of 60 days to maturity and will do so to avoid borrowing cash and not for the purpose of investment leverage or to speculate on interest rate changes. When effecting reverse repurchase agreements, assets of the Portfolio in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Portfolio’s records at the trade date and maintained until the transaction is settled.

When-Issued and Delayed Delivery Transactions

Each Portfolio may purchase securities on a when-issued and delayed delivery basis. When-issued and delayed delivery transactions arise when U.S. Government obligations and other types of securities are bought by the Portfolio with payment and delivery taking place in the future. The settlement dates of these transactions, which may be a month or more after entering into the transaction, are determined by mutual agreement of the parties. There are no fees or other expenses associated with these types of transactions other than normal transaction costs.

To the extent a Portfolio engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring portfolio instruments consistent with its investment objective and policies and not for the purpose of investment leverage or to speculate on interest rate changes. On the settlement date, the value of such instruments may be less than the cost thereof. When effecting when-issued and delayed delivery transactions, a Portfolio will maintain liquid securities, cash, or cash equivalents of a dollar amount sufficient to make payment for the obligations to be purchased until the transaction has been settled.

Dollar Roll Transactions

The Portfolios may enter into dollar roll transactions with respect to securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation in which the Portfolios sell mortgage securities and simultaneously agree to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Portfolios forgo principal and interest paid on the mortgage securities sold. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Portfolios to “roll over” their purchase commitments. While the dollar roll transactions may result in higher transaction costs for the Portfolios, the Adviser believes that the benefits of investing in such a program will outweigh the potential for such increased costs.

Collateralized Mortgage Obligations and Multi-Class Pass-Through Securities

The Portfolios may invest in mortgage-backed securities, including CMOs and multi-class pass-through securities. CMOs and multi-class pass-through securities are debt instruments issued by special purpose entities secured by pools of mortgage loans or other mortgage-backed securities. Multi-class pass-through securities are interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provide the money to pay debt service on the CMO or make scheduled distributions on the multi-class pass-through security. Multi-class pass-through securities, CMOs, and classes thereof (including those discussed below) are examples of the types of financial instruments commonly referred to as “derivatives.”

A CMO contains a series of bonds or certificates issued in multiple classes. Each CMO class (referred to as “tranche”) has a specified coupon rate and stated maturity or final distribution date. When people start prepaying the principal on the collateral underlying a CMO (such as mortgages underlying a CMO), some classes may retire substantially earlier than the stated maturity or final distribution dates. The issuer structures a CMO to pay or accrue interest on all classes on a monthly, quarterly or semi-annual basis. The issuer may allocate the principal and interest on the underlying mortgages among the classes in many ways. In a common structure, the issuer applies the principal payments on the underlying mortgages to the classes according to scheduled cash flow priorities.

There are many classes of CMOs. Interest only classes (“IOs”) entitle the class shareholders to receive distributions consisting solely or primarily of all or a portion of the interest in an underlying pool of mortgages or mortgage-backed securities (mortgage assets). Principal only classes (“POs”) entitle the class shareholders to receive distributions consisting solely or primarily of all or a portion of the underlying pool of mortgage assets. In addition, there are “inverse floaters,” which have coupon rates that move in the reverse direction to an applicable index, and accrual (or Z) bonds (described below).

Inverse floating CMO classes are typically more volatile than fixed or adjustable rate CMO classes. A Portfolio would only invest in inverse floating CMOs to protect against a reduction in the income earned on investments due to a predicted decline in interest rates. In the event interest rates increased, the Portfolio would lose money on investments in inverse floating CMO classes. An interest rate increase would cause the coupon rate on an inverse CMO class to decrease.

Cash flow and yields on IO and PO classes are extremely sensitive to principal payment rates (including prepayments) on the underlying mortgage loans or mortgage-backed securities. For example, rapid or slow principal payment rates may adversely affect the yield to maturity of IO or PO bonds, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the holder of an IO bond may incur a complete loss in value due to the lost interest stream even if the IO bond has a AAA rating. If the underlying mortgage assets experience slower than anticipated prepayments of principal, the PO bond will incur substantial losses in value due to lost prepayments. Rapid or slow principal payment rates may cause IO and PO bond holders to incur substantially more losses in market value than if they had invested in traditional mortgage-backed securities. On the other hand, if interest rates rise, the value of an IO might increase and partially offset other bond value declines in a Portfolio’s portfolio. If interest rates fall, the value of a PO might increase offsetting lower reinvestment rates in a Portfolio’s portfolio.

An accrual or Z bondholder does not receive cash payments until one or more of the other classes have received their full payments on the mortgage loans underlying the CMO. During the period when the Z bondholders do not receive cash payments, interest accrues on the Z class at a stated rate. The accrued interest is added to the amount of principal due to the Z class. After the other classes have received their payments in full, the Z class begins receiving cash payments until it receives its full amount of principal (including the accrued interest added to the principal amount) and interest at the stated rate.

Generally, the date when cash payments begin on the Z class depends on the prepayment rate of the mortgage loans underlying the CMO. A faster prepayment rate results in an earlier commencement of cash payments on the Z class. Like a zero coupon bond, during its accrual period the Z class has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining interest rates. Like a zero coupon bond, the market value of a Z class bond fluctuates more widely with changes in interest rates than would the market value of a bond from a class that pays interest currently. Changing interest rates influence prepayment rates. As noted above, such changes in prepayment rates affect the date at which cash payments begin on a Z tranche, which in turn influences its market value.

Collateralized Debt Obligations

The Portfolios may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”), collateralized bond obligations (“CBOs”), and other similarly structured securities. CDOs are types of asset-backed securities. A CLO is ordinarily issued by a trust or other special purpose entity (“SPE”) and is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer. A CBO is ordinarily issued by a trust or other SPE and is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities) held by such issuer. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a Portfolio against the risk of loss on default of the collateral. Certain CDO issuers may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of a Portfolio.

For both CLOs and CBOs, the cash flows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CLO or CBO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CLO or CBO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults as well as investor aversion to CLO or CBO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CLOs, CBOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Portfolio as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization (“NRSRO”); (iii) a Portfolio may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Portfolio could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Senior Loans (All Portfolios Except Thrivent Money Market Portfolio)

The Portfolios may invest in senior loans. Senior loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the general assets of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. The proceeds of senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates generally are LIBOR, the prime rate offered by one or more major United States banks or the certificate of deposit rate or other base lending rates used by commercial lenders.

Senior loans may not be rated by a rating organization, will not be registered with the SEC or any state securities commission and generally will not be listed or traded on any national securities exchange. Therefore, the amount of public information available about senior loans will be limited, and the performance of investments in senior loans will be more dependent on the analytical abilities of the Adviser than would be the case for investments in more widely-rated, registered or exchange-listed or traded securities. In evaluating the creditworthiness of borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. Moreover, certain senior loans will be subject to contractual restrictions on resale and, therefore, will be illiquid.

Structured Securities

The Portfolios may invest in structured securities. The issuer of a structured security links the security’s coupon, dividend or redemption amount at maturity to some sort of financial indicator. Such financial indicators can include currencies, interest rates, individual securities, commodities and indexes. The coupon, dividend and/or redemption amount at maturity may increase or decrease depending on the value of the linked or underlying instrument.

Investments in structured securities involve certain risks. In addition to the normal credit and interest rate risks inherent with a debt security, the redemption amount may increase or decrease as a result of price changes in the underlying instrument. Depending on how the issuer links the coupon and/or dividend to the underlying instrument, the amount of the dividend may be reduced to zero. Any further declines in the value of the underlying instrument may then reduce the redemption amount at maturity. Structured securities may have more volatility than the price of the underlying instrument.

In addition, structured securities include equity linked notes. An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes can combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Not all equity linked notes, however, provide principal protection. Upon the maturity of the note, the holder receives, but is not guaranteed, a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of a Portfolio’s investment objective and policies.

Variable Rate Demand Notes

The Portfolios may purchase variable rate master demand notes. Variable rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. These notes are normally not traded, and there is no secondary market for the notes. However, a Portfolio may demand payment of the principal for such Portfolio at any time. If an issuer of a variable rate master demand note defaulted on its payment obligation, a Portfolio might not be able to dispose of the note due to the absence of a secondary market. A Portfolio might suffer a loss to the extent of the default.

The extent to which the Thrivent Money Market Portfolio can purchase these securities is subject to Rule 2a-7 under the 1940 Act. The Money Market Portfolio’s purchases of variable rate master demand notes are limited to those: (1) rated in one of the two highest rating categories by a designated NRSRO; or (2) that have been issued by an issuer that has received a rating from a designated NRSRO in the top two categories with respect to a class of short-term debt obligations that is comparable in priority and security with the instrument. The Money Market Portfolio only invests in variable rate master demand notes when it deems them to involve minimal credit risk.

Lending Securities (All Portfolios Except Thrivent Money Market Portfolio)

Consistent with applicable regulatory requirements, each of the Portfolios may from time to time lend the securities it holds to broker-dealers, provided that such loans are made pursuant to written agreements and are initially secured by collateral in the form of cash, U.S. Government securities, irrevocable standby letters of credit or other liquid securities in an amount equal to at least 102% of the market value of the loaned domestic securities and international fixed-income securities and 105% of the market value of the loaned international equity securities. In electing to engage in securities lending for a Portfolio, the Adviser will take into account the investment objective and principal strategies of the Portfolio. For the period during which the securities are on loan, the lending Portfolio will be entitled to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities and a fee from the borrower or interest on the investment of the cash collateral. The right to terminate the loan will be given to either party subject to appropriate notice. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities.

The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly increasing in value. In such event, if the borrower fails to return the loaned security, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but the lending Portfolio would be an unsecured creditor with respect to such shortage and might not be able to recover all or any portion thereof. However, this risk may be minimized by carefully selecting borrowers and securities to be lent and by monitoring collateral.

No Portfolio may lend any security or make any other loan if, as a result, more than one-third of its total assets would be lent to other parties.

Non-Standard Warrants (all Portfolios Except Thrivent Money Market Portfolio)

A Portfolio may use non-standard warrants, including low exercise price warrants or low exercise price options and participatory notes, to gain indirect exposure to issuers in certain countries. Non-standard warrants are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, they pay the holder the difference in price of the underlying security between the date the non-standard warrant was purchased and the date it is sold. Non-standard warrants are generally a type of equity-linked derivative that are traded over-the-counter and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue non-standard warrants that are designed to replicate the performance of certain issuers and markets. The performance results of non-standard warrants will not replicate exactly the performance of the issuers or markets that they seek to replicate due to transaction costs and other expenses. The holder of a non-standard warrant typically does not receive voting or other rights as it would if it directly owned the underlying security, and non-standard warrants present similar risks to investing directly in the underlying security. Additionally, non-standard warrants entail the same risks as other over-the-counter derivatives. These include the risk that the counterparty or issuer of the non-standard warrant may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Additionally, there is no guarantee that a liquid market will exist for a particular non-standard warrant or that the counterparty or issuer of a non-standard warrant will be willing to repurchase such instrument when the Portfolio wishes to sell it.

Put and Call Options (All Portfolios Except Thrivent Money Market Portfolio)

As described below, each Portfolio except the Thrivent Money Market Portfolio may invest in options on another security, an index, a currency, or a futures contract. If the option is described as “covered,” the applicable Portfolio holds the investment underlying the option or has the right to obtain it at no additional cost. If the option is not covered, the Portfolio will earmark cash or liquid securities to ensure that the Portfolio has sufficient assets to meet its obligations in respect of the option. When a Portfolio sells put options, the earmarked assets must be equal to the purchase obligation of the Portfolio, less any amount maintained as margin. When a Portfolio sells a call option, earmarked assets must be equal to the market value of the instruments underlying the call options less any amount maintained as margin.

Selling (“Writing”) Covered Call Options: The Portfolios may from time to time sell (“write”) covered call options on any portion of their investments as a hedge to provide partial protection against adverse movements in prices of securities in those Portfolios and, subject to the limitations described below, for the non-hedging purpose of attempting to create additional income. A call option gives the buyer of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined (“strike”) price. As the writer of a call option, a Portfolio assumes the obligation to deliver the underlying security to the holder of the option on demand at the strike price. This obligation is held by the Portfolio until either the option expires or an offsetting transaction is entered into by the Portfolio.

If the price of a security hedged by a call option falls below or remains below the strike price of the option, a Portfolio will generally not be called upon to deliver the security. A Portfolio will, however, retain the premium received for the option as additional income, offsetting all or part of any decline in the value of the security. If the price of a hedged security rises above or remains above the strike price of the option, the Portfolio will generally be called upon to deliver the security. In this event, a Portfolio limits its potential gain by limiting the value it can receive from the security to the strike price of the option plus the option premium.

Buying Call Options: The Portfolios may also from time to time purchase call options on securities in which those Portfolios may invest. As the holder of a call option, a Portfolio has the right (but not the obligation) to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). A Portfolio generally will purchase such options as a hedge to provide protection against adverse movements in the prices of securities that the Portfolio intends to purchase. In purchasing a call option, a Portfolio would realize a gain if, during the option period, the price of the underlying security increased by more than the amount of the premium paid. A Portfolio would realize a loss equal to all or a portion of the premium paid if the price of the underlying security decreased, remained the same, or did not increase by more than the premium paid.

Selling Put Options: The Portfolios may from time to time sell (“write”) put options. As the writer of a put option, the Portfolio assumes the obligation to pay a predetermined (“strike”) price for the option’s underlying security if the holder of the option chooses to exercise it. Until the option expires or a closing transaction is made, the Portfolio must continue to be prepared to pay the strike price, regardless of price movements in the underlying security.

If the price of the underlying security remains the same or rises above the strike price, the Portfolio generally will not be called upon to purchase the security. The Portfolio will, however, retain the premium received for the option as additional income. If the price of the underlying security falls below the strike price, the Portfolio may be called upon to purchase the security at the strike price.

When a Portfolio writes a put option on a security, the option must be covered by segregating liquid assets on the Portfolio’s books with a value equal to or greater than the strike price of the underlying security to secure the Portfolio’s obligation.

Buying Put Options: The Portfolios may from time to time purchase put options on any portion of their investments. A put option gives the buyer of the option, upon payment of a premium, the right (but not the obligation) to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined (“strike”) price. A Portfolio generally will purchase such options as a hedge to provide protection against adverse movements in the prices of securities in the Portfolio. In purchasing a put option, a Portfolio would realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. A Portfolio would realize a loss equal to all or a portion of the premium paid if the price of the security increased, remained the same, or did not decrease by more than the premium paid.

Options on Foreign Currencies: The Portfolios may also write covered call options and purchase put and call options on foreign currencies as a hedge against changes in prevailing levels of currency exchange rates.

Index Options: The Portfolios may also purchase and sell call options and put options on stock and bond indices. Options on securities indices are similar to options on a security except that, upon the exercise of an option on a securities index, settlement is made in cash rather than in specific securities.

Negotiated Transactions: The Portfolios will generally purchase and sell options traded on a national securities or options exchange. Where options are not readily available on such exchanges, a Portfolio may purchase and sell options in negotiated transactions. A Portfolio effects negotiated transactions only with investment dealers and other financial institutions deemed creditworthy by the Adviser or subadviser. Despite the Adviser’s or subadviser’s best efforts to enter into negotiated options transactions with only creditworthy parties, there is always a risk that the opposite party to the transaction may default in its obligation to either purchase or sell the underlying security at the agreed upon time and price, resulting in a possible loss by the Portfolio. This risk is described more completely in the section of this Statement of Additional Information entitled, “Risks of Transactions in Options and Futures.”

Options written or purchased by a Portfolio in negotiated transactions are illiquid and there is no assurance that a Portfolio will be able to effect a closing purchase or closing sale transaction at a time when the Adviser or subadviser believes it would be advantageous to do so. In the event the Portfolio is unable to effect a closing transaction with the holder of a call option written by the Portfolio, the Portfolio may not sell the security underlying the option until the call written by the Portfolio expires or is exercised.

Closing Transactions: The Portfolios may dispose of options that they have written by entering into “closing purchase transactions.” Those Portfolios may dispose of options that they have purchased by entering into “closing sale transactions.” A closing transaction terminates the rights of a holder, or the obligation of a writer, of an option and does not result in the ownership of an option.

A Portfolio realizes a profit from a closing purchase transaction if the premium paid to close the option is less than the premium received by the Fund from writing the option. The Portfolio realizes a loss if the premium paid is more than the premium received. The Portfolio may not enter into a closing purchase transaction with respect to an option it has written after it has been notified of the exercise of such option.

A Portfolio realizes a profit from a closing sale transaction if the premium received to close out the option is more than the premium paid for the option. A Portfolio realizes a loss if the premium received is less than the premium paid.

Financial Futures and Options on Futures (All Portfolios Except Thrivent Money Market Portfolio)

Selling Futures Contracts: The Portfolios may sell financial futures contracts (“futures contracts”) as a hedge against adverse movements in the prices of securities in those Portfolios. Such contracts may involve futures on items such as U.S. Government Treasury bonds, notes and bills; specified interest rates; mortgage-backed securities; corporate and municipal bonds; stocks; and indices of any of the foregoing. A futures contract sale creates an obligation for the Portfolio, as seller, to deliver the specific type of instrument called for in the contract (or cash) at a specified future time for a specified price. In selling a futures contract, the Portfolio would realize a gain on the contract if, during the contract period, the price of the securities underlying the futures contract decreased. Such a gain would be expected to approximately offset the decrease in value of the same or similar securities in the Portfolio. The Portfolio would realize a loss if the price of the securities underlying the contract increased. Such a loss would be expected to approximately offset the increase in value of the same or similar securities in the Portfolio.

Futures contracts have been designed by and are traded on boards of trade that have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”). These boards of trade, through their clearing corporations, guarantee performance of the contracts. Although the terms of some financial futures contracts specify actual delivery or receipt of securities, in most instances these contracts are closed out before the settlement due date without the making or taking of delivery of the securities. Other financial futures contracts, such as futures contracts on a securities index, by their terms call for cash settlements. The closing out of a futures contract is effected by entering into an offsetting purchase or sale transaction.

When a Portfolio sells a futures contract, or a call option on a futures contract, it is required to make payments to the commodities broker that are called “margin” by commodities exchanges and brokers.

The payment of “margin” in these transactions is different than purchasing securities “on margin.” In purchasing securities “on margin” an investor pays part of the purchase price in cash and receives an extension of credit from the broker, in the form of a loan secured by the securities, for the unpaid balance. There are two categories of “margin” involved in these transactions: initial margin and variation margin. Initial margin does not represent a loan between a Portfolio and its broker, but rather is a “good faith deposit” by a Portfolio to secure its obligations under a futures contract or an option. Each day during the term of certain futures transactions, a Portfolio will receive or pay “variation margin” equal to the daily change in the value of the position held by the Portfolio.

Buying Futures Contracts: The Portfolios may purchase financial futures contracts as a hedge against adverse movements in the prices of securities they intend to purchase. The Portfolios may buy and sell futures contracts for a number of reasons, including: (1) to manage their exposure to changes in securities prices and foreign currencies as an efficient means of adjusting their overall exposure to certain markets in an effort to enhance income; and (2) to protect the value of portfolio securities.

A futures contract purchase creates an obligation by a Portfolio, as buyer, to take delivery of the specific type of instrument called for in the contract (or cash) at a specified future time for a specified price. In purchasing a futures contract, a Portfolio would realize a gain if, during the contract period, the price of the investments underlying the futures contract increased. Such a gain would approximately offset the increase in cost of the same or similar securities that a Portfolio intends to purchase. A Portfolio would realize a loss if the price of the investments underlying the contract decreased. Such a loss would approximately offset the decrease in cost of the same or similar investments that a Portfolio intends to purchase.

Options on Futures Contracts: The Portfolios may also sell (“write”) and purchase covered call and put options on futures contracts in connection with the above strategies. An option on a futures contract gives the buyer of the option, in return for the premium paid for the option, the right to assume a position in the underlying futures contract (a long position if the option is a call and a short position if the option is a put). The writing of a call option on a futures contract constitutes a partial hedge against declining prices of securities underlying the futures contract to the extent of the premium received for the option. The purchase of a put option on a futures contract constitutes a hedge against price declines below the exercise price of the option and net of the premium paid for the option. The purchase of a call option constitutes a hedge, net of the premium, against an increase in cost of securities that a Portfolio intends to purchase.

Currency Futures Contracts and Options: The Portfolios may also sell and purchase currency futures contracts (or options thereon) as a hedge against changes in prevailing levels of currency exchange rates. Such contracts may be traded on U.S. or foreign exchanges. The Portfolio will not use such contracts or options for leveraging purposes.

Limitations: The Portfolios may engage in futures transactions, and transactions involving options on futures, only on regulated commodity exchanges or boards of trade. In instances involving the purchase of futures contracts or call options thereon, a Portfolio will maintain liquid securities, cash, or cash equivalents in an amount equal to the market value of such contracts.

In addition, the Thrivent Partner All Cap Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio’s total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Portfolio’s total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio’s total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio’s total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

Swap Transactions (All Portfolios Except Thrivent Money Market Portfolio)

The Portfolios may enter into swap transactions, including, but not limited to, credit default, total return and interest rate swap agreements, and may purchase or sell caps, floors and collars. A credit default swap is an agreement between two parties to exchange the credit risk of a particular issuer or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay an agreed upon amount to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. There may be times, however, when a Portfolio buys a credit default swap, without owning the underlying reference entity or entities, as a potential means of enhancing the Portfolio’s investment returns. A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset plus any capital gains and losses over the payment period. The underlying asset is typically an index, loan or a basket of assets. Total return swaps provide the Portfolios with the additional flexibility of gaining exposure to a market or securities index by using the most cost-effective vehicle available. An interest rate swap involves the exchange by a Portfolios with another party of their respective commitments to pay or receive interest. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but foregoes the benefit of an interest rate decline below the minimum amount.

Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swaps generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Portfolio is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Portfolio is contractually entitled to receive. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Currency Forward Contracts (All Portfolios except Thrivent Money Market Portfolio)

The Portfolios may also sell and purchase currency forward contracts as a hedge against changes in prevailing levels of currency exchange rates. A currency forward contract is an OTC derivative that represents an obligation to purchase or sell a specific currency at a future date, at a price set at the time of the contract and for a period agreed upon by the parties which may be either a window of time or a fixed number of days from the date of the contract. A Portfolio may lose money on currency forward contracts if changes in currency rates do not occur as anticipated or if the Portfolio’s counterparty to the contract were to default. A Portfolio will not use such forward contracts for leveraging purposes.

Central Clearing and Trade Execution Regulations

The Commodity Exchange Act (the “CEA”) and related regulations enacted by the CFTC may require the Portfolio to clear certain derivative contracts (including swaps) through a clearinghouse or central counterparty (a “CCP”). At the present time, only certain interest rate swaps and credit default index swaps are subject to mandatory clearing. To clear a derivative with the CCP, the Portfolios submit the derivative to, and post margin with a futures commission merchant (“FCM”) that is a clearinghouse member. If a Portfolio must centrally clear a derivative transaction, the CFTC’s regulations may also require that the Portfolio enter into (or “execute”) that derivative over a market facility known as a swap execution facility (or “SEF”). The Portfolios may enter into the swap or other derivative with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the transaction to be transferred to the FCM for clearing. It may also enter into the trade with the FCM itself. The CCP, the FCM, SEF and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from a SEF or an Executing Dealer to the FCM for clearing, may expose the Portfolio to losses, increase its costs, or prevent the Portfolio from entering or exiting swap positions, accessing collateral or margin, or fully implementing its investment strategies. It is likely that in the future the CFTC will require additional types of derivatives to be traded on a SEF. The regulatory requirement to clear certain contracts or execute the contracts over a SEF could, either temporarily or permanently, reduce the liquidity of the derivatives or increase the costs of entering into those derivatives.

Exclusion from Regulation as a Commodity Pool Operator

Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator filed with the CFTC and the National Futures Association, neither the Fund nor any of the individual Portfolios is deemed to be a “commodity pool operator” under the Commodity Exchange Act (the “CEA”), which, through the CFTC, regulates investments in futures, options on futures and swaps. The Portfolios are, therefore, not subject to registration or regulation as such under the CEA. Under CFTC Rule 4.5 as currently in effect, each Portfolio will limit its trading activity in futures, option on futures and swaps (excluding activity for “bona fide hedging purposes,” as defined by the CFTC) such that it meets one of the following tests:

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Aggregate initial margin and premiums required to establish its futures, options on futures and swap positions do not exceed 5% of the liquidation value of the Portfolio’s portfolio, after taking into account unrealized profits and losses on such positions; or

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Aggregate net notional value of its futures, options on futures and swap positions does not exceed 100% of the liquidation value of the Portfolio’s portfolio, after taking into account unrealized profits and losses on such positions.

Hybrid Investments (All Portfolios Except Thrivent Money Market Portfolio)

As part of their investment program and to maintain greater flexibility, the Portfolios may invest in hybrid instruments (a potentially high risk derivative) that have the characteristics of futures, options and securities. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency, security index or commodity at a future point in time. The risks of such investments would reflect both the risks of investing in futures, options, currencies and securities, including volatility and illiquidity. Under certain conditions, the redemption value of a hybrid instrument could be zero.

In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market or in a private transaction between a Portfolio and the seller of the hybrid instrument, the creditworthiness of the counter party to the transaction would be a risk factor that the Portfolio would have to consider. Hybrid instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Risks of Transactions in Options and Futures

There are certain risks involved in the use of futures contracts, options on securities and securities index options, and options on futures contracts, as hedging devices. There is a risk that the movement in the prices of the index or instrument underlying an option or futures contract may not correlate perfectly with the movement in the prices of the assets being hedged. The lack of correlation could render a Portfolio’s hedging strategy unsuccessful and could result in losses. The loss from investing in futures transactions is potentially unlimited.

There is a risk that Thrivent Financial or a subadviser could be incorrect in their expectations about the direction or extent of market factors such as interest rate movements. In such a case, a Portfolio would have been better off without the hedge. In addition, while the principal purpose of hedging is to limit the effects of adverse market movements, the attendant expense may cause a Portfolio’s return to be less than if hedging had not taken place. The overall effectiveness of hedging, therefore, depends on the expense of hedging and Thrivent

Financial’s or a Portfolio’s subadviser’s accuracy in predicting future market factors, such as changes in interest rate levels and securities price movements.

A Portfolio will generally purchase and sell options traded on a national securities or options exchange. Where options are not readily available on such exchanges a Portfolio may purchase and sell options in negotiated transactions. When a Portfolio uses negotiated options transactions, it will seek to enter into such transactions involving only those options and futures contracts for which there appears to be an active secondary market.

There is, nonetheless, no assurance that a liquid secondary market, such as an exchange or board of trade, will exist for any particular option or futures contract at any particular time. If a futures market were to become unavailable, in the event of an adverse movement, a Portfolio would be required to continue to make daily cash payments of maintenance margin if it could not close a futures position. If an options market were to become unavailable and a closing transaction could not be entered into, an option holder would be able to realize profits or limit losses only by exercising an option, and an option writer would remain obligated until exercise or expiration.

In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio’s access to other assets held to cover its options or futures positions could also be impaired.

When conducting negotiated options transactions there is a risk that the opposite party to the transaction may default in its obligation to either purchase or sell the underlying security at the agreed upon time and price. In the event of such a default, a Portfolio could lose all or part of the benefit it would otherwise have realized from the transaction, including the ability to sell securities it holds at a price above the current market price or to purchase a security from another party at a price below the current market price.

Finally, if a broker or clearing member of an options or futures clearing corporation were to become insolvent, a Portfolio could experience delays and might not be able to trade or exercise options or futures purchased through that broker or clearing member. In addition, a Portfolio could have some or all of its positions closed out without its consent. If substantial and widespread, these insolvencies could ultimately impair the ability of the clearing corporations themselves.

Foreign Securities

Foreign securities may include debt, equity and derivative securities that the Adviser determines are “foreign” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors. Foreign securities may also include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar-denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency-denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Portfolio may invest in depositary receipts through “sponsored” or “unsponsored”

facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interest-holder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.

Investing in foreign securities is subject to certain risks. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates also may impact the value of foreign securities denominated in foreign currencies or U.S. dollars, without a change in the intrinsic value of those securities. Additionally, the U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. The Fund may attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies by purchasing and selling forward foreign currency exchange contracts and foreign currency futures contracts and related options. Foreign securities may be less liquid than domestic securities so that a Portfolio may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees also are generally higher for foreign securities. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which would reduce a Portfolio’s return on these securities. Other risks include: possible delays in the settlement of transactions or in the notification of income; generally less publicly available information about companies; adverse impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and that foreign companies generally are not subject to accounting, auditing and financial reporting standards comparable to those mandated for domestic companies.

Risks associated with investments in foreign securities are increased with respect to investments in emerging market countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging market securities also involves risks beyond the risks applicable to foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally, and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country’s economy and securities markets.

Foreign Futures and Options

Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs.

For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from customers for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges.

In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Short Sales Against the Box (All Portfolios Except Thrivent Money Market Portfolio)

The Portfolios may effect short sales, but only if such transactions are short sale transactions known as short sales “against the box.” A short sale is a transaction in which a Portfolio sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where a Portfolio owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss. The Portfolios will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

Foreign Currency Exchange-Related Securities and Foreign Currency Transactions

The Portfolios may invest in foreign currency exchange-related securities or engage in foreign currency transactions.

Foreign Currency Warrants. Foreign currency warrants are warrants that entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars). The cash amount is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark.

The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).

Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.

Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined. During this time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.

The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently. This would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign currency warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets.

The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies.

Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Foreign Currency Transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

A Portfolio may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A Portfolio’s use of such contracts would include, but not be limited to, the following:

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When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

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When a Portfolio determines that one currency may experience a substantial movement against another currency, including the U.S. dollar, a Portfolio may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of a Portfolio’s securities denominated in such foreign currency.

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Alternatively, where appropriate, a Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, a Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Portfolio.

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The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

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Under normal circumstances, currency risk will be considered when deciding whether to buy or sell a security and as part of the overall diversification strategies. However, Thrivent Financial and the subadvisers believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

A Portfolio may enter into forward contracts for any other purpose consistent with the Portfolio’s investment objective and program. However, a Portfolio will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Portfolio’s holdings of cash or liquid securities available for cover of the forward contract(s), or other suitable cover as permitted by the SEC. In determining the amount to be delivered under a contract, the Portfolio may net offsetting positions.

At the maturity of a forward contract, a Portfolio may sell the security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract.

If a Portfolio retains the security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

A Portfolio’s dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Portfolios reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Portfolios are not required to enter into forward contracts with regard to foreign currency-denominated securities and will not do so unless deemed appropriate. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might result from an increase in the value of that currency.

The use of forward contracts involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract or the failure of that party to make required payments or otherwise comply with the terms of the contract. Accordingly, the Adviser must assess the creditworthiness of the other party to determine the likelihood that the terms of the contract will be satisfied. In addition, as a general matter, forward contracts are not currently entered into or traded on exchanges and there is currently no central clearing function for these contracts; therefore, a Portfolio to a forward contract may find it difficult to exit the position.

Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and there are costs associated with currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency.

Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market).

Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance Indexed Paper. Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation. Generally, the guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper. In addition, both the minimum and maximum rates of return on the investment generally correspond to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

U.S. Government Securities

Certain Portfolios may invest in U.S. government securities. U.S. government securities refer to a variety of debt securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government and by various instrumentalities that have been established or sponsored by the U.S. government. The term also refers to repurchase agreements collateralized by such securities.

U.S. Treasury securities are backed by the full faith and credit of the U.S. government. Other types of securities issued or guaranteed by Federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government. The U.S. government, however, does not guarantee the market price of any U.S. government securities. In addition, the value of U.S. government securities may be affected by changes in the credit rating of the U.S. government.

In the case of securities not backed by the full faith and credit of the U.S. government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment. The investor may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitment.

Floating Rate Treasury Notes

The Portfolios may invest in floating rate Treasury notes. A floating rate Treasury note is a debt instrument with a variable interest rate tied to discount rates in auctions of 13-week Treasury bills. The issuance of floating rate obligations by the Treasury is new and there is no trading history for these instruments. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their coupon rates do not reset as high, or as quickly, as comparable market interest rates, and generally carry lower yields than fixed notes of the same maturity. Although floating rate notes are less sensitive to interest rate risk than fixed rate securities, they are subject to credit risk and default risk, which could impair their value.

Foreign Government Securities

The Portfolios may invest in foreign government securities. Foreign government securities generally consist of fixed-income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed-income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government’s full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Other Investment Companies

Each Portfolio may invest, to the extent allowed under the 1940 Act, in securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies and exchange-traded funds, which represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses that would result in the Portfolio paying its proportionate share. Certain other investment companies may utilize financial leverage. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. The extent to which a Portfolio can invest in other investment companies is limited by federal securities laws.

Exchange-Traded Funds (ETFs) (All Portfolios Except Thrivent Money Market Portfolio)

ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Each Portfolio could purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning shares in an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Certain ETFs may utilize financial leverage. ETFs are generally registered under the 1940 Act. Each Portfolio’s investment in ETFs will be limited by the restrictions imposed by the 1940 Act, but subject to any applicable exemptive orders.

Exchange-Traded Notes

The Portfolios may invest in exchange-traded notes (“ETNs”). ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees and expenses. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on a Portfolio’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. A Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.

Passive Foreign Investment Companies (All Portfolios Except Thrivent Money Market Portfolio)

Each Portfolio may purchase the securities of certain foreign entities and foreign investment funds or trusts, treated as passive foreign investment companies for U.S. federal income tax purposes. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the trust’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the Portfolios hold their investments. In addition, the Portfolios may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

To avoid such tax and interest, the Portfolios intend to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. The Portfolios will be required to distribute any resulting income even though it has not sold the security and received cash to pay such distributions.

Inflation-Linked Debt Securities

The Portfolios may invest in inflation-linked securities. Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation-Protected Securities (“TIPS”), as well as securities issued by other entities such as corporations, municipalities, foreign governments and foreign issuers, including foreign issuers from emerging markets. Typically, such securities are structured as fixed-income investments whose principal value is periodically adjusted according to the rate of inflation. The following two structures are common: (i) the U.S. Treasury and some other issuers issue inflation-linked securities that accrue inflation into the principal value of the security and (ii) other issuers may pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon. Other types of inflation-linked securities exist which use an inflation index other than the CPI.

Inflation-linked securities issued by the U.S. Treasury, such as TIPS, have maturities of varying years. Typically, TIPS pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation of 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. Other inflation-related bonds exist that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-linked securities.

While inflation-linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-linked securities is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is not seasonably adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-linked securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or a foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S.

Any increase in the principal amount of an inflation-linked security will be considered taxable ordinary income, even though the Portfolio does not receive their principal until maturity.

Funding Agreements

The Portfolios may invest in funding agreements, which are contracts issued by insurance companies that provide investors the right to receive a rate of interest and the full return of principal at maturity. Funding agreements often include a put option that allows a fund to terminate the agreement at a specified time prior to maturity. Funding agreements generally offer a higher yield than other securities with similar credit ratings. The primary risks of a funding agreement are the credit quality of the insurance company that issues it and its general lack of liquidity.

Taxable Municipal Bonds

The Portfolios may invest in taxable municipal bonds. States, local governments and municipalities issue municipal bonds to raise money for certain purposes. Municipal bonds issued to finance activities with a broad public purpose are generally exempt from federal income tax. Taxable municipal bonds are most often used to finance private development projects but can be issued whenever the municipality exhausts its allowed limits of tax-exempt bonds. As such, the interest paid to holders of such bonds is taxable as ordinary income. Many taxable municipal bonds offer yields comparable to those of other taxable bonds, such as corporate and agency bonds. Taxable municipal bonds may be rated investment-grade or below investment-grade and pay interest based on fixed or floating rate coupons. Maturities may range from long-term to short-term. Taxable municipal bonds are subject to much of the same risks to which municipal bonds are subject. These risks include, among others, market risk, credit risk and interest rate risk.

Disclosure of Portfolio Holdings

The Fund has adopted policies and procedures relating to disclosure of the Portfolios’ securities. These policies and procedures are designed to allow disclosure of portfolio holdings information where necessary to the operation of the Portfolios or useful to the Portfolios’ shareholders without compromising the integrity or performance of the Portfolios. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its shareholders) are met, the Portfolios do not provide or permit others to provide information about a Portfolio’s holdings on a selective basis.

The Portfolios include portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, Thrivent Financial may post portfolio holdings information on its website (www.thrivent.com). For each portfolio security, the posted information includes its name, the number of shares held by a Portfolio, the market value of the Portfolio’s holdings, and the percentage of the Portfolio’s assets represented by each industry sector. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

Thrivent Financial may distribute or authorize the distribution of information about a Portfolio’s holdings that is not publicly available, on the website or otherwise, to its employees and affiliates that provide services to the Portfolio. Thrivent Financial may also distribute or authorize distribution of information about a Portfolio’s holdings that is not publicly available to the Portfolio’s service providers who require access to the information in order to fulfill their contractual duties relating to the Portfolios, including the custodian, auditor, proxy voting service provider, pricing service vendors, securities lending agent, subadvisers, publisher, printer and mailing agent, or to facilitate the review of the Portfolios by rating agencies. In addition, the Portfolio may provide early disclosure of portfolio holdings information to certain other parties, such as third-party consultants. A Portfolio may also disclose portfolio holdings information to broker/dealers and certain other entities in order to assist the Portfolio with potential transactions and management of the Portfolio. Information may be disclosed with any frequency and any time lag, as appropriate.

Before any non-public disclosure of information about a Portfolio’s holdings is permitted, however, the Fund’s Chief Compliance Officer or a designated attorney in the Asset Management Law Department of Thrivent Financial must determine that the Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio’s shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Under no circumstances may the Fund, Thrivent Financial or their affiliates receive any consideration or compensation for disclosing the information.

In accordance with these policies and procedures, the Portfolios have ongoing arrangements to provide the Portfolios’ portfolio holdings information to the custodian, proxy voting agent, pricing service vendors, accounting vendor and securities lending agent at the end of each day; to Lipper on a monthly basis one day after the end of the month; to Morningstar on a monthly basis 60 days after the end of the month; to Wolters Kluwer on a monthly basis on the third day after the end of the month; to Callan Associates, to Bloomberg on a quarterly basis 60 days after the end of quarter; on a quarterly basis one day after the end of the quarter; to Cambridge Associates on a quarterly basis 14 days after the end of a calendar quarter; and to the financial printer on a quarterly basis (monthly for Thrivent Money Market Portfolio).

As part of the annual review of the compliance policies and procedures of the Portfolios, the Chief Compliance Officer will discuss the operation and effectiveness of this policy and any changes to the Policy that have been made or recommended with the Board.

Investment Limitations

The fundamental investment restrictions for the Portfolios are set forth below. These fundamental investment restrictions may not be changed by a Portfolio except by the affirmative vote of a majority of the outstanding voting securities of that Portfolio as defined in the 1940 Act. (Under the 1940 Act, a “vote of the majority of the outstanding voting securities” means the vote, at a meeting of security holders duly called, (i) of 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less (a “1940 Act Majority Vote”).) Under these restrictions:

1.	None of the Portfolios may borrow money, except that a Portfolio may borrow money (through the issuance of debt securities or otherwise) in an amount not exceeding one-third of the Portfolio’s total assets immediately after the time of such borrowing.

2.	None of the Portfolios may issue senior securities, except as permitted under the 1940 Act or any exemptive order or rule issued by the Securities and Exchange Commission.

3.	None of the Portfolios (except as noted below) will, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements fully collateralized by U.S. Government securities, and other investment companies) if (a) such purchase would, at the time, cause more than 5% of the Portfolio’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio. This restriction does not apply to the Thrivent Asset Allocation Portfolios, the Thrivent Partner Healthcare Portfolio, and the Thrivent Natural Resources Portfolio, which are “non-diversified” within the meaning of the 1940 Act.

4.	None of the Portfolios will buy or sell real estate, except that any Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interest therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interest therein, and (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.

5.	None of the Portfolios may purchase or sell commodities or commodity contracts, except that any Portfolio may purchase and sell derivatives (including but not limited to options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

6.	None of the Portfolios may make loans, except that any Portfolio may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.

7.	None of the Portfolios will underwrite the securities of other issuers, except where the Portfolio may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities; with investments in other investment companies; and with loans that a Portfolio may make pursuant to its fundamental investment restriction on lending.

8.	None of the Portfolios (except as noted below) will purchase a security if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, except that this restriction does not apply to Government Securities (as such term is defined in the 1940 Act). In addition, with respect to the Thrivent Money Market Portfolio, this restriction does not apply to instruments issued by domestic banks. This restriction does not apply to the Thrivent Asset Allocation Portfolios, which primarily invest in other Portfolios of the Fund that could be considered to be in the same industry. In addition, under normal circumstances, the Thrivent Partner Healthcare Portfolio and the Thrivent Natural Resources Portfolio will invest more than 25% of their total assets in the securities of issuers in the respective healthcare and natural resources industries.

The following nonfundamental investment restrictions may be changed without shareholder approval. Under this restriction:

1.	None of the Portfolios will purchase any security while borrowings, including reverse repurchase agreements, representing more than 5% of the Portfolio’s total assets are outstanding. The Portfolios intend to limit borrowings to amounts borrowed from a bank, reverse repurchase agreements (insofar as they are considered borrowings), or an interfund lending agreement.

2.	The fundamental investment restriction with respect to industry concentration (number 8 above) will be applied pursuant to SEC policy at 25% (instead of “more than 25%”) of a Portfolio’s total assets.

3.	None of the Portfolios currently intend to purchase securities on margin, except that a Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

4.	The fundamental investment restriction with respect to diversification (number 3 above) will be applied so securities issued by U.S. Government agencies, instrumentalities, or authorities will be eligible for the exception only if those securities qualify as a “Government Security” under the 1940 Act.

5.	The exception for exemptive orders in the fundamental investment restriction with respect to senior securities (number 2 above) will be applied only for exemptive orders issued to the Portfolios.

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security (as discussed in this section of the SAI or elsewhere in the SAI or prospectus), are measured at the time a Portfolio purchases a security. The status, market value, maturity, credit quality, or other characteristics of the Portfolio’s securities may change after they are purchased, and this may cause the amount of the Portfolio’s assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction.

Purchases by the Portfolio, however, during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.

The Fund has received an exemptive order from the SEC that allows the Portfolios to engage in an interfund lending program. In an interfund lending arrangement, the Portfolios directly lend to and borrow money from each other for temporary purposes. This arrangement allows the borrowing Portfolios to borrow at a lower interest rate than banks offer, allows lending Portfolios to earn extra income, and reduces the need for bank lines of credit. Section 17(a) of the 1940 Act makes it unlawful for an affiliated person of a registered investment company, and underwriter, or a promoter (or any affiliated person thereof), acting as principal, to engage in “self-dealing,” i.e., knowingly sell any security (other than securities the buyer or seller issues) or other property to the company or to buy any security (other than securities the investment company issues) or other property from the company. Because an interfund lending arrangement raises issues under Section 17(a), along with other sections of the 1940 Act, its use requires an order for exemptive relief from the Securities and Exchange Commission. The Portfolios’ interfund lending arrangement is designed to ensure that each Portfolio has an equal opportunity to borrow and lend on equal terms consistent with its investment policies and limitations.

Section 18(g) of the 1940 Act defines a “senior security” as any bond, debenture, note, or similar obligation constituting a security and evidencing indebtedness. Section 18(f)(1) of the 1940 Act prohibits an open-end investment company from issuing senior securities but permits borrowings from a bank if immediately after the borrowing there is asset coverage of at least 300% and provided further that, in the event that such asset coverage falls below 300%, the investment company will, within 3 days (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The SEC staff has taken the position that a fund may engage in certain leveraged transactions, such as short sales and financial futures contracts, without violating Section 18(f)(1) if it segregates fund assets.

Each of the Portfolios, other than the Thrivent Asset Allocation Portfolios, has adopted a non-fundamental policy that prohibits it from acquiring any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. This policy is required as a condition for the ability of the Thrivent Asset Allocation Portfolios to invest in other Portfolios of the Fund.

FUND MANAGEMENT

The Fund’s Directors and Officers

The Board of Directors is responsible for the management and supervision of the Fund’s business affairs and for exercising all powers except those reserved to the shareholders. Each Director oversees each of 33 series of the Fund and also serves as:

•	Trustee of Thrivent Mutual Funds, a registered investment company consisting of 26 series, which offers Class A and Institutional Class shares

•

Trustee of Thrivent Cash Management Trust, a registered investment company that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial and also manages cash assets of any of the series of the Fund and Thrivent Mutual Funds.

The Fund, Thrivent Mutual Funds, and Thrivent Cash Management Trust are collectively referred to as the “Fund Complex.”

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund and its Portfolios rests with the Board of Directors. The Board has engaged Thrivent Financial to manage the Portfolios on a day-to-day basis. The Board is responsible for overseeing Thrivent Financial and other service providers in the operation of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of Minnesota law, other applicable laws and the Fund’s charter.

The Board is currently composed of nine members, including eight independent directors and one interested director. The Board conducts regular meetings four times a year. In addition, the Board holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Directors have engaged independent legal counsel and an industry consultant to assist them in performance of their oversight responsibilities.

The Board has appointed an Independent Director to serve in the role of Chairperson. The Chairperson’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Directors generally between meetings. The Chairperson may also perform such other functions as may be delegated by the Board from time to time. Except for duties specified herein or pursuant to the Fund’s charter documents, the designation of Chairperson does not impose on such Independent Director any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally. The Board has established five standing committees (described in more detail below) to assist the Board in the oversight and direction of the business and affairs of the Fund, and from time to time may establish informal working groups to review and address the policies and practices of the Fund with respect to certain specified matters. The Board believes that the Board’s current leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees of the Directors and the full Board in a manner that enhances effective oversight. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.

The Fund and the Portfolios are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of Thrivent Financial, the sub-advisers and other service providers (depending on the nature of the risk), which carry out the Portfolios’ investment management and business affairs. Each of Thrivent Financial, the sub-advisers and other service providers have their own, independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

Risk oversight forms part of the Board’s general oversight of the Fund and Portfolios and is addressed as part of various Board and committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a Portfolio or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Fund, the Board, directly or through a committee, interacts with and reviews reports from, among others, Thrivent Financial, sub-advisers, the Chief Compliance Officer of the Fund, the independent registered public accounting firm for the Fund, and internal auditors for Thrivent Financial, as appropriate, regarding risks faced by the Fund and its Portfolios, and Thrivent Financial’s risk functions.

The Audit Committee of the Board, which is composed of all Independent Directors, oversees management of financial risks and controls. The Audit Committee serves as the channel of communication between the independent auditors of the Fund and the Board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. A representative of business risk management, which functions as the Adviser’s internal audit group, meets with the Audit Committee and provides reports to the Committee in writing and in person on an as-needed basis (but at least annually). Although the Audit Committee is responsible for overseeing the management of financial risks, the entire Board is regularly informed of these risks through Committee reports.

The Ethics and Compliance Committee of the Board, which is composed of all Independent Directors, monitors and oversees the legal and regulatory compliance matters of the Portfolios. A representative of business risk management meets with the Ethics and Compliance Committee and provides reports to the Committee in writing and in person on an as-needed basis (but at least annually). In addition, the Fund’s Anti-Money Laundering Officer meets with the Ethics and Compliance Committee and provides reports to the Committee in writing and in person on a regular basis. The Anti-Money Laundering Officer’s reports relate to privacy and anti-money laundering concerns. The Committee also meets with a representative from the Business Continuity Plan area to learn more about the program. Although the Ethics and Compliance Committee is responsible for overseeing compliance risks, the entire Board is regularly informed of these risks through Committee reports.

The Investment Committee of the Board, which is composed of all Independent Directors, is designed to review investment policies and risks in conjunction with its review of the Portfolios’ performance. Although the Investment Committee is responsible for oversight of investment risks, the entire Board will be regularly informed of these risks through Committee reports.

The Contracts Committee and the Governance Committee, each of which is comprised of all of the Independent Directors, oversee matters relating to annual contract review and corporate governance, respectively, and related risks.

The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Portfolios’ compliance program and reports to the Board regarding compliance matters for the Portfolios and their principal service providers. In addition, as part of the Board’s annual review of the Fund’s advisory, sub-advisory and other service provider agreements, the Board considers risk management aspects of these entities’ operations and the functions for which they are responsible. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

The Fund’s charter documents do not set forth any specific qualifications to serve as a Director. The charter of the Governance Committee also does not set forth any specific qualification. However, the Governance Committee has adopted qualification guidelines that the Committee may take into account in considering Director candidates and a process for evaluating potential candidates. The qualifications that the Committee takes into consideration include, but are not limited to, a candidate’s connections to the Lutheran community, experience on other boards, occupation, business experience, education, knowledge regarding investment matters, diversity of experience, personal integrity and reputation and willingness to devote time to attend and prepare for Board and Committee meetings. No one factor is controlling, either with respect to the group or any individual.

The Board has concluded, based on each Director’s experience, qualifications, attributes or skills, on an individual basis and in combination with those of other Directors, that each Director is qualified to serve on the Board of Directors. Among the attributes or skills common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with each of the other Directors, the Adviser, the sub-advisers, counsel, the Fund’s independent registered public accounting firm and other service providers, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director’s ability to perform his or her duties effectively has been attained through the Director’s business, consulting, public service or academic positions and through experience from service as a board member of the Fund and the other trusts in the Fund Complex, another fund complex, public companies, or non-profit entities or other organizations as set forth below. Each Director’s ability to perform his or her duties effectively has been enhanced by his or her educational background, professional training, and/or other experiences. The following is a summary of each Director’s particular professional and other experience that qualifies each person to serve as a Director of the Fund as of the date of this SAI. Additional details regarding the background of each Director are included in the table below this section.

Janice B. Case. Ms. Case has served as a Director on the Board of the Fund Complex since 2011 and as Chair of the Governance Committee since 2012. She has nearly 25 years of experience in the electric utilities industry, including ten years as an executive officer of a Florida-based electric utility and holding company. Since leaving full-time corporate employment, Ms. Case gained mutual fund industry experience as a former director on the board of another fund complex. While a director on that board, she served on board committees, including as chair of the compensation and proxy voting committees, and as a member of the governance/nominating, contract review and audit committees. Ms. Case has also served as a director on several corporate and non-profit boards.

Richard L. Gady. Mr. Gady has served as a Director on the Board of the Fund Complex since 1987. He has experience as an executive officer and economist for a large public company in the agribusiness. Mr. Gady also has experience as a director as a former board member of the International Agricultural Marketing Association.

Richard A. Hauser. Mr. Hauser has served as a Director on the Board of the Fund Complex since 2004, as Chair of the Board since 2012 and as Chair of the Ethics and Compliance Committee from 2005 through 2011. He is a licensed attorney and is currently Vice President and Assistant General Counsel for a large publicly traded aerospace company. Mr. Hauser was formerly a partner in a large national law firm and has held senior positions in government, including as deputy White House counsel to President Ronald Reagan and as general counsel for the U.S. Department of Housing and Urban Development. He has experience as a director as a former board member and chairman of The Luther Institute and the Pennsylvania Avenue Development Corporation and a former director on the board of the Washington Hospital Center.

Marc S. Joseph. Mr. Joseph has served as a Director on the Board of the Fund Complex since 2011 and as Chair of the Ethics and Compliance Committee since 2012. He has more than 20 years of experience in the investment industry, including over five years as a portfolio manager for mutual funds and institutional accounts and three years as a chief investment officer. Mr. Joseph is the co-founder of a consulting and advisory firm registered with the Financial Conduct Authority, the regulator of financial service providers in the United Kingdom. As the founder and Managing Director of another private investing and consulting company, he has provided services as a mediator or arbitrator for cases involving disputes with broker-dealers.

Paul R. Laubscher. Mr. Laubscher has served as a Director on the Board of the Fund Complex since 2009 and as Chair of the Investment Committee since 2010. He is a holder of the Chartered Financial Analyst designation and has over 20 years of experience as a portfolio manager. Mr. Laubscher has for the last 13 years served as a senior investment manager of the retirement fund of a large public technology company.

James A. Nussle. Mr. Nussle has served as a Director on the Board of the Fund Complex since 2011. He has more than 20 years of public service experience, including serving as a Representative from Iowa in the House of Representatives from 1991 through 2007 and as Director of the U.S. Office of Management and Budget. Mr. Nussle is a founding member, president and chief executive officer of the Nussle Group, a public affairs media and strategic consulting firm, and he also serves as an executive officer of a trade association of renewable energy companies. Mr. Nussle has gained experience as a director on the advisory board of a private equity firm and on the board of several non-profit organizations.

Douglas D. Sims. Mr. Sims has served as a Director on the Board of the Fund Complex since 2006 and as Chair of the Audit Committee since 2009. Mr. Sims has over 37 years of experience in the financial services industry, including experience gained as the former chief executive officer of CoBank, a cooperative bank that provided financing to agribusinesses and rural-based customers.

Constance L. Souders. Ms. Souders has served as a Director on the Board of the Fund Complex since 2007 and as Chair of the Contracts Committee since 2010. She also serves as the Audit Committee financial expert. Ms. Souders has over 20 years of experience in the mutual fund industry, including eight years as the former Treasurer of a mutual fund complex and registered investment adviser and the Financial and Operations General Securities Principal of a mutual fund distributor.

Russell W. Swansen. Mr. Swansen has served as a Director on the Board of the Fund Complex since 2009. He has over 25 years of experience as a portfolio manager and has served as a Senior Vice President and Chief Investment Officer of Thrivent Financial since 2003. Mr. Swansen has executive and business experience as a former managing director of an investment bank and as a former president of another registered investment adviser. He has gained experience as a director on the board of several companies (both public and private) and a non-profit organization that supports medical research for the treatment and cure of childhood cancers. Mr. Swansen was formerly a director on the board of a mining equipment manufacturer and has been a board member of several private companies.

The following tables provide additional information about the Directors and officers of the Fund.

INTERESTED DIRECTOR(1)

Name, Address and Year of Birth	Position with Fund and Length of Service(2)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Currently and within Past Five Years
Russell W. Swansen 625 Fourth Avenue South Minneapolis, MN (1957)	Chief Investment Officer since 2015; Director since 2009	Senior Vice President, Chief Investment Officer, Thrivent Financial since 2003	60	None

INDEPENDENT DIRECTORS(3)

Name, Address and Year of Birth	Position with the Fund and Length of Service(2)	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Currently and within Past Five Years
Janice B. Case 625 Fourth Avenue South Minneapolis, MN (1952)	Director since 2011	Independent Trustee of North American Electric Reliability Corporation (self-regulatory organization) since 2008.	60	Please see principal occupation during the past 5 years.

Richard L. Gady 625 Fourth Avenue South Minneapolis, MN (1943)	Director since 2004	Retired	60	None

Richard A. Hauser 625 Fourth Avenue South Minneapolis, MN (1943)	Director since 2004	Vice President and Assistant General Counsel, The Boeing Company since 2007.	60	None

Marc S. Joseph 625 Fourth Avenue South Minneapolis, MN (1960)	Director since 2011	Managing Director of Granite Ridge LLP (consulting and advisory firm) since 2009; Managing Director of Triangle Crest (private investing and consulting firm) since 2004.	60	None

Paul R. Laubscher 625 Fourth Avenue South Minneapolis, MN (1956)	Director since 2009	Portfolio Manager for U.S. private real estate portfolios of IBM Retirement Funds.	60	None

Name, Address and Year of Birth	Position with the Fund and Length of Service(2)	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Currently and within Past Five Years
James A. Nussle 625 Fourth Avenue South Minneapolis, MN (1960)	Director since 2011	President and Chief Executive Officer of Credit Union National Association since September 2014; President and Chief Operating Officer of Growth Energy (trade association) from 2010 through August 2014; Advisory Board member of AVISTA Capital Partners (private equity firm) since 2010; Contributor on CNBC (media) since 2010; CEO of The Nussle Group LLC (consulting firm) since 2009; Director of the Office of Management and Budget from 2007 through 2009.	60	Currently, Advisory Board member of AVISTA Capital Partners and Director of Portfolio Recovery Associates (PRAA)

Douglas D. Sims 625 Fourth Avenue South Minneapolis, MN (1946)	Director since 2006	Retired	60	Currently, Director of the Keystone Science School. Previously, Director of the Center for Corporate Excellence.

Constance L. Souders 625 Fourth Avenue South Minneapolis, MN (1950)	Director since 2007	Retired	60	None

OFFICERS

Name, Address and Year of Birth	Position with Fund and Length of Service(2)	Principal Occupation During the Past 5 Years
Russell W. Swansen 625 Fourth Avenue South Minneapolis, MN (1957)	Chief Investment Officer since 2015; Director since 2009	Senior Vice President and Chief Investment Officer, Thrivent Financial since 2003

David S. Royal 625 Fourth Avenue South Minneapolis, MN (1971)	President since 2015	President, Thrivent Mutual Funds, Thrivent Financial since 2015; Vice President and Deputy General Counsel from 2006 to 2015; Interim Investment Company and Investment Adviser Chief Compliance Officer from May 2010 until December 2010

Michael W. Kremenak 625 Fourth Avenue South Minneapolis, MN (1978)	Secretary and Chief Legal Officer since 2015	Senior Counsel, Thrivent Financial since 2013; Vice President and Assistant General Counsel at Nuveen Investments from 2011 to 2013. Attorney at FAF Advisers from 2009 to 2010

Name, Address and Year of Birth	Position with Fund and Length of Service(2)	Principal Occupation During the Past 5 Years
Ted S. Dryden 625 Fourth Avenue South Minneapolis, MN (1965)	Chief Compliance Officer since 2010	Investment Company and Investment Adviser Chief Compliance Officer, Thrivent Financial since December 2010; Chief Compliance Officer, OptumHealth Financial Services from 2009 to 2010; Vice President, Asset Management Compliance, Ameriprise Financial from 2006 to 2009

Gerard V. Vaillancourt 625 Fourth Avenue South Minneapolis, MN (1967)	Treasurer and Principal Accounting Officer since 2005	Vice President, Mutual Fund Accounting, Thrivent Financial since 2006

Janice M. Guimond 625 Fourth Avenue South Minneapolis, MN (1964)	Vice President since 2005	Vice President, Investment Operations, Thrivent Financial since 2004

Mark D. Anema 625 Fourth Avenue South Minneapolis, MN (1961)	Vice President since 2012	Vice President, New Product Management and Development, Thrivent Financial since 2007

Kathryn A. Stelter 625 Fourth Avenue South Minneapolis, MN (1962)	Vice President since 2015	Director, Mutual Fund Operations, Thrivent Financial since 2014, Director, Mutual Fund Operations at Hartford Funds from 2006 to 2014

Kathleen M. Koelling 4321 North Ballard Road Appleton, WI (1977)	Anti-Money Laundering Officer since 2011	Privacy and Anti-Money Laundering Officer, Thrivent Financial since 2010; Senior Counsel, Thrivent Financial since 2002

James M. Odland 625 Fourth Avenue South Minneapolis, MN (1955)	Assistant Secretary since 2006	Vice President, Managing Counsel, Thrivent Financial since 2005

Todd J. Kelly 4321 North Ballard Road Appleton, WI (1969)	Assistant Treasurer since 2002	Director, Fund Accounting Operations, Thrivent Financial since 2002

Sarah L. Bergstrom 625 Fourth Avenue South Minneapolis, MN (1977)	Assistant Treasurer since 2007	Director, Fund Accounting Administration, Thrivent Financial since 2007

(1)	“Interested person” of the Fund as defined in the 1940 Act by virtue of a position with Thrivent Financial. Mr. Swansen is considered an interested person because of his principal occupation with Thrivent Financial.
(2)	Each Director generally serves an indefinite term until her or his successor is duly elected and qualified. Officers generally serve at the discretion of the board until their successors are duly appointed and qualified.
(3)	The Directors, other than Mr. Swansen, are not “interested persons” of the Fund and are referred to as “Independent Directors.”

Committees of the Board of Directors

Committee	Members (1)	Function	Meetings Held During Last Fiscal Year
Audit	Janice B. Case Richard L. Gady Richard A. Hauser Marc S. Joseph Paul R. Laubscher James A. Nussle Douglas D. Sims Constance L. Souders	The 1940 Act requires that the Directors’ independent auditors be selected by a majority of those Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund. The Audit Committee is responsible for recommending the engagement or retention of the Fund’s independent accountants, reviewing with the independent accountants the plan and the results of the auditing engagement, approving professional services, including permitted non-audit services, provided by the independent accountants prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent accountants, reviewing the scope and results of procedures of internal auditing, and reviewing the system of internal accounting control.	6

Contracts	Janice B. Case Richard L. Gady Richard A. Hauser Marc S. Joseph Paul R. Laubscher James A. Nussle Douglas D. Sims Constance L. Souders	The function of the Contracts Committee is to assist the Board of Directors in fulfilling its duties with respect to the review and approval of contracts between the Fund and other entities, including entering into new contracts and the renewal of existing contracts. The Contracts Committee considers investment advisory, distribution, transfer agency, administrative service and custodial contracts, and such other contracts as the Board of Directors deems necessary or appropriate for the continuation of operations of each Portfolio.	6

Ethics and Compliance	Janice B. Case Richard L. Gady Richard A. Hauser Marc S. Joseph Paul R. Laubscher James A. Nussle Douglas D. Sims Constance L. Souders	The function of the Ethics and Compliance Committee is to monitor the ethics of the Adviser and oversee the legal and regulatory compliance matters of the Portfolios.	4

Committee	Members (1)	Function	Meetings Held During Last Fiscal Year
Governance	Janice B. Case Richard L. Gady Richard A. Hauser Marc S. Joseph Paul R. Laubscher James A. Nussle Douglas D. Sims Constance L. Souders	The Governance Committee assists the Board of Directors in fulfilling its duties with respect to the governance of the Fund, including recommendations regarding evaluation of the Board of Directors, compensation of the Directors and composition of the committees and the Board’s membership. The Governance Committee makes recommendations regarding nominations for Directors and will consider nominees suggested by shareholders sent to the attention of the President of the Fund.	4

Investments	Janice B. Case Richard L. Gady Richard A. Hauser Marc S. Joseph Paul R. Laubscher James A. Nussle Douglas D. Sims Constance L. Souders	The Investments Committee assists the Board of Directors in its oversight of the investment performance of the Portfolios; the Portfolios’ consistency with their investment objectives and styles; management’s selection of benchmarks, peer groups and other performance measures for the Portfolios; and the range of investment options offered to investors in the Portfolios. In addition, the Committee assists the Board in its review of investment-related aspects of management’s proposals, such as new Portfolios or Portfolio reorganizations.	4

(1)	The Independent Directors serve as members of each Committee.

Beneficial Interest in the Fund by Directors

The following tables provide information as of December 31, 2014 regarding the dollar range of beneficial ownership by each Director in each series of the Fund. The dollar range shown in the last column reflects the aggregate amount of each Director’s beneficial ownership in all registered investment companies within the investment company complex that are overseen by the Director.

INTERESTED DIRECTOR

Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies
Russell W. Swansen	Thrivent Aggressive Allocation Portfolio	$10,001-$50,000	Over $100,000
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Growth and Income Plus Portfolio	None
	Thrivent Balanced Income Plus Portfolio	None
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Opportunity Income Plus Portfolio	None
	Thrivent Partner Technology Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Natural Resources Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Partner Small Cap Growth Portfolio	None
	Thrivent Partner Small Cap Value Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Mid Cap Growth Portfolio	None
	Thrivent Partner Mid Cap Value Portfolio	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Partner Worldwide Allocation Portfolio	None
	Thrivent Partner All Cap Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Large Cap Stock Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent Bond Index Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Money Market Portfolio	None

INDEPENDENT DIRECTORS

Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies	Dollar Range through Deferred Compensation
Janice B. Case	Thrivent Aggressive Allocation Portfolio	None	Over $100,000	None
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Growth and Income Plus Portfolio	None
	Thrivent Balanced Income Plus Portfolio	None
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Opportunity Income Plus Portfolio	None
	Thrivent Partner Technology Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Natural Resources Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Partner Small Cap Growth Portfolio	None
	Thrivent Partner Small Cap Value Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Mid Cap Growth Portfolio	None
	Thrivent Partner Mid Cap Value Portfolio	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Partner Worldwide Allocation Portfolio	None
	Thrivent Partner All Cap Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Large Cap Stock Portfolio	None
	Thrivent Large Cap Index Portfolio	None

Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies	Dollar Range through Deferred Compensation
	Thrivent High Yield Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent Bond Index Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Money Market Portfolio	None

Richard L. Gady	Thrivent Aggressive Allocation Portfolio	None	Over $100,000	Over $100,000
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Growth and Income Plus Portfolio	None
	Thrivent Balanced Income Plus Portfolio	None
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Opportunity Income Plus Portfolio	None
	Thrivent Partner Technology Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Natural Resources Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Partner Small Cap Growth Portfolio	None
	Thrivent Partner Small Cap Value Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Mid Cap Growth Portfolio	None
	Thrivent Partner Mid Cap Value Portfolio	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Partner Worldwide Allocation Portfolio	None
	Thrivent Partner All Cap Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None

Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies	Dollar Range through Deferred Compensation
	Thrivent Large Cap Value Portfolio	None
	Thrivent Large Cap Stock Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent Bond Index Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Money Market Portfolio	None

Richard A. Hauser	Thrivent Aggressive Allocation Portfolio	None	Over $100,000	Over $100,000
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Growth and Income Plus Portfolio	None
	Thrivent Balanced Income Plus Portfolio	None
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Opportunity Income Plus Portfolio	None
	Thrivent Partner Technology Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Natural Resources Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Partner Small Cap Growth Portfolio	None
	Thrivent Partner Small Cap Value Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Mid Cap Growth Portfolio	None
	Thrivent Partner Mid Cap Value Portfolio	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Partner Worldwide Allocation Portfolio	None

Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies	Dollar Range through Deferred Compensation
	Thrivent Partner All Cap Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Large Cap Stock Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent Bond Index Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Money Market Portfolio	None

Marc S. Joseph	Thrivent Aggressive Allocation Portfolio	None	$10,001 – $50,000	Over $100,000
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Growth and Income Plus Portfolio	None
	Thrivent Balanced Income Plus Portfolio	None
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Opportunity Income Plus Portfolio	None
	Thrivent Partner Technology Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Natural Resources Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Real Estate Securities Portfolio	None

Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies	Dollar Range through Deferred Compensation
	Thrivent Partner Small Cap Growth Portfolio	None
	Thrivent Partner Small Cap Value Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Mid Cap Growth Portfolio	None
	Thrivent Partner Mid Cap Value Portfolio	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Partner Worldwide Allocation Portfolio	None
	Thrivent Partner All Cap Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Large Cap Stock Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent Bond Index Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Money Market Portfolio	None

Paul R. Laubscher	Thrivent Aggressive Allocation Portfolio	None	None	Over $100,000
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Growth and Income Plus Portfolio	None
	Thrivent Balanced Income Plus Portfolio	None
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Opportunity Income Plus Portfolio	None
	Thrivent Partner Technology Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Natural Resources Portfolio	None

Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies	Dollar Range through Deferred Compensation
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Partner Small Cap Growth Portfolio	None
	Thrivent Partner Small Cap Value Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Mid Cap Growth Portfolio	None
	Thrivent Partner Mid Cap Value Portfolio	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Partner Worldwide Allocation Portfolio	None
	Thrivent Partner All Cap Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Large Cap Stock Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent Bond Index Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Money Market Portfolio	None

James A. Nussle	Thrivent Aggressive Allocation Portfolio	None	Over $100,000	None
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Growth and Income Plus Portfolio	None
	Thrivent Balanced Income Plus Portfolio	None
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Opportunity Income Plus Portfolio	None

Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies	Dollar Range through Deferred Compensation
	Thrivent Partner Technology Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Natural Resources Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Partner Small Cap Growth Portfolio	None
	Thrivent Partner Small Cap Value Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Mid Cap Growth Portfolio	None
	Thrivent Partner Mid Cap Value Portfolio	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Partner Worldwide Allocation Portfolio	None
	Thrivent Partner All Cap Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Large Cap Stock Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent Bond Index Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Money Market Portfolio	None

Douglas D. Sims	Thrivent Aggressive Allocation Portfolio	None	None	Over $100,000
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Growth and Income Plus Portfolio	None
	Thrivent Balanced Income Plus Portfolio	None

Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies	Dollar Range through Deferred Compensation
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Opportunity Income Plus Portfolio	None
	Thrivent Partner Technology Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Natural Resources Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Partner Small Cap Growth Portfolio	None
	Thrivent Partner Small Cap Value Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Mid Cap Growth Portfolio	None
	Thrivent Partner Mid Cap Value Portfolio	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Partner Worldwide Allocation Portfolio	None
	Thrivent Partner All Cap Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Large Cap Stock Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent Bond Index Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Money Market Portfolio	None

Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies	Dollar Range through Deferred Compensation

Constance L. Souders	Thrivent Aggressive Allocation Portfolio	None	None	Over $100,000
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Growth and Income Plus Portfolio	None
	Thrivent Balanced Income Plus Portfolio	None
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Opportunity Income Plus Portfolio	None
	Thrivent Partner Technology Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Natural Resources Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Partner Small Cap Growth Portfolio	None
	Thrivent Partner Small Cap Value Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Mid Cap Growth Portfolio	None
	Thrivent Partner Mid Cap Value Portfolio	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Partner Worldwide Allocation Portfolio	None
	Thrivent Partner All Cap Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None

Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies	Dollar Range through Deferred Compensation
	Thrivent Large Cap Value Portfolio	None
	Thrivent Large Cap Stock Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent Bond Index Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Money Market Portfolio	None

Compensation of Directors and Officers

The Fund makes no payments to any of its officers for services performed for the Fund. The Independent Directors are paid an annual base compensation of $135,000 to serve on the Board of Directors of the Fund, the Board of Trustees of Thrivent Mutual Funds, and the Board of Directors of Thrivent Cash Management Trust. Each Director also receives $5,000 for each in-person meeting attended and $1,000 for each telephonic meeting (up to four telephonic meetings per year). The Board Chair is compensated an additional $55,000 per year; the Chair of the Contracts Committee, who also serves as the Audit Committee Financial Expert, is compensated an additional $40,000 per year; the Chair of the Audit Committee and the Chair of the Investments Committee are each compensated an additional $20,000 per year; and the Chair of the Governance Committee and the Chair of the Ethics and Compliance Committee are each compensated an additional $10,000 per year. Independent Directors are reimbursed by the Fund for any expenses they may incur by reason of attending Board meetings or in connection with other services they may perform in connection with their duties as Directors of the Fund. The Directors receive no pension or retirement benefits in connection with their service to the Fund.

The following table provides the amounts of compensation paid to the Directors either directly or in the form of payments made into a deferred compensation plan for the fiscal year ended December 31, 2014:

Name, Position	Aggregate Compensation From Fund	Total Compensation Paid by Fund and Fund Complex(1)
Janice B. Case Director	$98,696	$165,000

Richard L. Gady(2) Director	$92,109	$154,000

Richard A. Hauser(2) Director	$125,625	$210,000

Paul R. Laubscher(2) Director	$104,680	$175,000

Marc S. Joseph Director	$98,696	$165,000

James A. Nussle Director	$92,712	$155,000

Douglas D. Sims(2) Director	$104,078	$174,000

Name, Position	Aggregate Compensation From Fund	Total Compensation Paid by Fund and Fund Complex(1)

Constance L. Souders(2) Director	$116,649	$195,000

(1)	The “Fund Complex” includes Thrivent Cash Management Trust, the Fund and Thrivent Mutual Funds.
(2)

The Fund has adopted a deferred compensation plan for the benefit of the Independent Directors of the Fund who wish to defer receipt of a percentage of eligible compensation which they otherwise are entitled to receive from the Fund. Compensation deferred is invested in Thrivent Mutual Funds, the allocation of which is determined by the individual Director. Directors participating in the deferred compensation plan do not actually own shares of the Thrivent Mutual Funds through the plan, since deferred compensation is a general liability of the Thrivent Mutual Funds. However, a Director’s return on compensation deferred is economically equivalent to an investment in the applicable Thrivent Mutual Funds. As of December 31, 2014, the total amount of deferred compensation payable to Mr. Gady was $1,196,865; the total amount of deferred compensation payable to Mr. Hauser was $863,916; the total amount of deferred compensation payable to Mr. Laubscher was $192,899; the total amount of deferred compensation payable to Mr. Sims was $1,476,367; the total amount of deferred compensation payable to Ms. Souders was $190,775; and the total amount of deferred compensation payable to Mr. Joseph was $174,688.

CONTROL PERSONS AND PURCHASES OF SECURITIES

Shares in the Fund are sold only to:

•

Separate accounts (the “Accounts”) of Thrivent Financial and Thrivent Life Insurance Company (“Thrivent Life”), a subsidiary of Thrivent Financial, which are used to fund benefits under various variable life insurance and variable annuity contracts (each a “variable contract”) issued by Thrivent Financial and Thrivent Life;

•	Other Portfolios of the Fund; and

•	Retirement plans sponsored by Thrivent Financial.

The Trustees of the retirement plans and the Secretary of the Fund will vote shares owned by the retirement plans and the Fund. The voting rights of variable contract owners, and limitations on those rights, are explained in separate prospectuses relating to such variable contracts. Thrivent Financial and Thrivent Life will vote shares attributable to variable contracts in accordance to the voting instructions of the variable contract owners. Any shares of a Portfolio attributable to a variable contract for which no timely voting instructions are received will be voted by Thrivent Financial or Thrivent Life in proportion to voting instructions that are received with respect to all variable contracts participating in the Portfolio. Thrivent Financial and Thrivent Life are located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

The officers and directors of the Fund cannot directly own shares of the Fund’s Portfolios, and they cannot beneficially own shares of the Fund unless they purchase variable contracts issued by Thrivent Financial or Thrivent Life or participate in a retirement plan sponsored by Thrivent Financial. As of April 1, 2015, the officers and directors of the Fund as a group beneficially owned less than 1% of the outstanding shares of any Portfolio. To the best knowledge of the Fund, no person other than Thrivent Financial and the Thrivent Asset Allocation Portfolios owned, of record or beneficially, 5% or more of the outstanding shares of any Portfolio as of April 1, 2015.

Information as of April 1, 2015 with regard to record ownership by Thrivent Financial, Thrivent Life, and Other Holders (i.e., the Thrivent Asset Allocation Portfolios) in the Fund is provided below:

Name	Percentage of Shares Outstanding
Thrivent Financial for Lutherans	71.43%
Thrivent Life Insurance Company	5.10%
Other Holders	23.13%
Defined Benefit Trust	0.34%

Transactions with Independent Directors

No Independent Director of the Fund or any immediate family member of an Independent Director has had, during the two most recently completed calendar years, a direct or indirect interest in the investment adviser or a subadviser for the Portfolios, or in any person directly or indirectly controlling, controlled by or under common control with the investment adviser or a subadviser for the Portfolios exceeding $120,000. In addition, no Independent Director of the Fund or any of their immediate family members has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeds $120,000 and to which one of the parties was the Fund; an officer of the Fund; an investment company or an officer of any investment company having the same investment adviser or subadviser as the Portfolios as its investment adviser or having an investment adviser that directly or indirectly controls, is controlled by or under common control with the investment adviser or subadviser of the Portfolios; the Portfolios’ investment adviser; an officer of the Portfolios’ investment adviser; or a person or an officer of a person directly or indirectly controlling, controlled by or under common control with the investment adviser of the Portfolios (an “Associated Person”). No Independent Director of the Fund or a member of the immediate family of an Independent Director has had, in the two most recently completed calendar years, a direct or indirect relationship with any Associated Person involving an amount in excess of $120,000 and which involved: payments for property or services to or from any Associated Person; provision of legal services to any Associated Person; provision of investment banking services to any Associated Person, other than as a participating underwriter in a syndicate; or, any consulting or other relationship that is substantially similar in nature and scope to these types of relationships.

INVESTMENT ADVISER, INVESTMENT SUBADVISERS, AND PORTFOLIO MANAGERS

Investment Adviser

The Fund’s investment adviser, Thrivent Financial, was founded in 1902 under the laws of Wisconsin, and is a fraternal benefit society owned by and operated for its members. The officers and directors of Thrivent Financial who are affiliated with the Fund are set forth below under “Affiliated Persons.” Thrivent Financial is located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Investment decisions for each of the Portfolios (except for Thrivent Partner Technology Portfolio, Thrivent Partner Healthcare Portfolio, Thrivent Partner Emerging Markets Equity Portfolio, Thrivent Partner Small Cap Value Portfolio, Thrivent Partner Mid Cap Value Portfolio, Thrivent Partner Worldwide Allocation Portfolio (excluding the portion invested in U.S. securities), Thrivent Partner All Cap Portfolio, and Thrivent Partner Growth Stock Portfolio (collectively, the “Subadvised Portfolios”)) are made by Thrivent Financial, subject to the overall direction of the Board of Directors. Thrivent Financial also provides investment research and supervision of each of the Portfolios’ investments (except for the investments of the Subadvised Portfolios that are not managed, as noted above, by Thrivent Financial) and conducts a continuous program of investment evaluation and appropriate disposition and reinvestment of these assets.

Thrivent Financial Portfolio Managers

Other Accounts Managed by the Thrivent Financial Portfolio Managers

The following table provides information relating to other accounts managed by the Thrivent Financial portfolio managers as of December 31, 2014:

	Other Registered Investment Companies[1]		Other Accounts
Portfolio Manager	# of Accounts Managed	Assets Managed	# of Accounts Managed	Assets Managed

Russell W. Swansen	4	$5,193,913,964	0	$0

David C. Francis	8	$7,617,522,956	2	$432,187,870

Mark L. Simenstad	5	$5,666,467,163	0	$0

Darren M. Bagwell	3	$825,120,008	2	$168,635,288

Noah J. Monsen	0	$0	0	$0

Kent L. White	0	$0	2	$158,634,200

Kurt L. Lauber	2	$2,546,707,783	2	$220,586,605

Kevin R. Brimmer	0	$0	3	$8,972,607

Andrea J. Thomas	1	$453,984,901	1	$8,337,341

Brian J. Flanagan	1	$955,414,513	2	$111,311,363

David J. Lettenberger	1	$17,920,347	1	$14,816,439

Matthew D. Finn	1	$352,995,298	2	$83,341,968

James M. Tinucci	1	$352,995,298	2	$83,341,968

Reginald L. Pfeifer	0	$0	1	$76,572,448

Paul J. Ocenasek	2	$1,231,532,826	0	$0

Stephen D. Lowe	3	$987,162,003	3	$1,498,117,956

Michael G. Landreville	4	$1,454,512,981	3	$410,819,530

Gregory R. Anderson	2	$1,208,578,167	3	$6,675,085,615

Conrad E. Smith	1	$382,554,712	2	$520,908,838

William D. Stouten	2	$2,273,627,965	3	$2,007,751,840

[1]

The “Other Registered Investment Companies” represent (a) series of Thrivent Mutual Funds, which have substantially similar investment objectives and policies as the Portfolio(s) managed by the portfolio manager listed, and (b) Thrivent Cash Management Trust, in the case of William D. Stouten.

None of the Thrivent Financial portfolio managers manage assets in pooled investment vehicles, and none of the accounts identified above have an investment advisory fee that is based on the performance of the account.

Compensation

Each portfolio manager of Thrivent Financial is compensated by an annual base salary and an annual bonus, in addition to the various benefits that are available to all employees of Thrivent Financial. The annual base salary for each portfolio manager is a fixed amount that is determined annually according to the level of responsibility and performance. The annual bonus provides for a variable payment that is attributable to the relative pre-tax performance of the portfolio or portfolios assigned to the individual measured for one- and three-year periods (to the extent the portfolio manager has been the portfolio manager for the portfolio(s) during such time period) against the median performance of other funds in the same peer groups, as classified by Lipper, Inc., or an index constructed with comparable criteria. Some portfolio managers also participate in Thrivent Financial’s long-term incentive plan, which provides for an additional variable payment based on the extent to which Thrivent Financial met corporate goals related to the value of new business during the previous three-year period.

Conflicts of Interest

Portfolio managers at Thrivent Financial typically manage multiple accounts. These accounts may include, among others, mutual funds, proprietary accounts and separate accounts (assets managed on behalf of pension funds, foundations and other investment accounts). The management of multiple funds and accounts may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees. In addition, the side-by-side management of these funds and accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. Thrivent Financial seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, Thrivent Financial has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

Ownership in the Portfolios

The following table provides information, as of December 31, 2014, on the dollar range of beneficial ownership by each portfolio manager for the Portfolio he or she manages:

Portfolio Manager	Portfolio	Portfolio Ownership	Fund[1]	Fund Ownership
Russell W. Swansen	Thrivent Aggressive Allocation Portfolio	$10,001 – $50,000	Thrivent Aggressive Allocation Fund	Over $1,000,000
	Thrivent Moderately Aggressive Allocation Portfolio	$0	Thrivent Moderately Aggressive Allocation Fund	$0
	Thrivent Moderate Allocation Portfolio	$0	Thrivent Moderate Allocation Fund	$0
	Thrivent Moderately Conservative Allocation Portfolio	$0	Thrivent Moderately Conservative Allocation Fund	$0

David C. Francis	Thrivent Aggressive Allocation Portfolio	$0	Thrivent Aggressive Allocation Fund	$100,001 – $500,000
	Thrivent Moderately Aggressive Allocation Portfolio	$0	Thrivent Moderately Aggressive Allocation Fund	$100,001 – $500,000
	Thrivent Moderate Allocation Portfolio	$0	Thrivent Moderate Allocation Fund	$0
	Thrivent Moderately Conservative Allocation Portfolio	$0	Thrivent Moderately Conservative Allocation Fund	$0
	Thrivent Partner Worldwide Allocation Portfolio	$0	Thrivent Partner Worldwide Allocation Fund	$0

Portfolio Manager	Portfolio	Portfolio Ownership	Fund[1]	Fund Ownership
	Thrivent Natural Resources Portfolio	$0	Thrivent Natural Resources Fund	$0
	Thrivent Large Cap Growth Portfolio	$0	Thrivent Large Cap Growth Fund	$0
	Thrivent Large Cap Stock Portfolio	$0	Thrivent Large Cap Stock Fund	$0

Mark L. Simenstad	Thrivent Aggressive Allocation Portfolio	$0	Thrivent Aggressive Allocation Fund	$0
	Thrivent Moderately Aggressive Allocation Portfolio	$0	Thrivent Moderately Aggressive Allocation Fund	$0
	Thrivent Moderate Allocation Portfolio	$0	Thrivent Moderate Allocation Fund	$0
	Thrivent Moderately Conservative Allocation Portfolio	$0	Thrivent Moderately Conservative Allocation Fund	$0
	Thrivent Diversified Income Plus Portfolio	$1 – $10,000	Thrivent Diversified Income Plus Fund	$0
	Thrivent Growth and Income Plus Portfolio	$0	Thrivent Growth and Income Plus Fund	$0
	Thrivent Balanced Income Plus Portfolio	$0	Thrivent Balanced Income Plus Fund	$0

Darren M. Bagwell	Thrivent Balanced Income Plus Portfolio	$0	Thrivent Balanced Income Plus Fund	$0
	Thrivent Natural Resources Portfolio	$0	Thrivent Natural Resources Fund	$0
	Thrivent Large Cap Growth Portfolio	$0	Thrivent Large Cap Growth Fund	$0
	Thrivent Growth and Income Plus Portfolio	$0	Thrivent Growth and Income Plus Fund	$0
	Thrivent Diversified Income Plus Portfolio	$0	Thrivent Diversified Income Plus Fund	$0

Kevin R. Brimmer	Thrivent Large Cap Index Portfolio	$1 – $10,000
	Thrivent Mid Cap Index Portfolio	$1 – $10,000
	Thrivent Small Cap Index Portfolio	$1 – $10,000

Andrea J. Thomas	Thrivent Mid Cap Growth Portfolio	$0	Thrivent Mid Cap Growth Fund	$1 – $10,000

Brian J. Flanagan	Thrivent Mid Cap Stock Portfolio	$1 – $10,000	Thrivent Mid Cap Stock Fund	$0

Matthew D. Finn	Thrivent Small Cap Stock Portfolio	$0	Thrivent Small Cap Stock Fund	$100,001 – $500,000

James M. Tinucci	Thrivent Small Cap Stock Portfolio	$0	Thrivent Small Cap Stock Fund	$0

Portfolio Manager	Portfolio	Portfolio Ownership	Fund[1]	Fund Ownership
Reginald L. Pfeifer	Thrivent Real Estate Securities Portfolio	$0
	Thrivent Growth and Income Plus Portfolio	$0	Thrivent Growth and Income Plus Fund	$0
	Thrivent Balanced Income Plus Portfolio	$0	Thrivent Balanced Income Plus Fund	$0
	Thrivent Diversified Income Plus Portfolio	$0	Thrivent Diversified Income Plus Fund	$0

Michael G. Landreville	Thrivent Bond Index Portfolio	$0	Thrivent Opportunity Income Plus Fund	$0
	Thrivent Limited Maturity Bond Portfolio	$0	Thrivent Limited Maturity Bond Fund	$50,001 – $100,000
	Thrivent Opportunity Income Plus Portfolio	$0

Gregory R. Anderson	Thrivent Limited Maturity Bond Portfolio	$0	Thrivent Limited Maturity Bond Fund	$0
	Thrivent Opportunity Income Plus Portfolio	$0	Thrivent Opportunity Income Plus Fund	$0

Kurt J. Lauber	Thrivent Large Cap Value Portfolio	$0	Thrivent Large Cap Value Fund	$0
	Thrivent Large Cap Stock Portfolio	$0	Thrivent Large Cap Stock Fund	$0

Paul J. Ocenasek	Thrivent High Yield Portfolio	$0	Thrivent High Yield Fund	$0
	Thrivent Opportunity Income Plus Portfolio	$0	Thrivent Opportunity Income Plus Fund	$0

Stephen D. Lowe	Thrivent Income Portfolio	$0	Thrivent Income Fund	$100,001 – $500,000
	Thrivent Balanced Income Plus Portfolio	$0	Thrivent Growth and Income Plus Fund	$0
	Thrivent Growth and Income Plus Portfolio	$0	Thrivent Balanced Income Plus Fund	$0
	Thrivent Diversified Income Plus Portfolio	$0	Thrivent Diversified Income Plus Fund	$0

William D. Stouten	Thrivent Money Market Portfolio	$0	Thrivent Money Market Fund	$1 – $10,000

Conrad E. Smith	Thrivent Opportunity Income Plus Portfolio	$0	Thrivent Opportunity Income Plus Fund	$0

David J. Lettenberger	Thrivent Partner Small Cap Growth Portfolio	$0	Thrivent Partner Small Cap Growth Fund	$0

Kent L. White	Thrivent Opportunity Income Plus Portfolio	$0	Thrivent Opportunity Income Plus Fund	$0

Portfolio Manager	Portfolio	Portfolio Ownership	Fund[1]	Fund Ownership
Noah J. Monsen	Thrivent Growth and Income Plus Portfolio	$0	Thrivent Growth and Income Plus Fund	$0
	Thrivent Balanced Income Plus Portfolio	$0	Thrivent Balanced Income Plus Fund	$0
	Thrivent Diversified Income Plus Portfolio	$0	Thrivent Diversified Income Plus Fund	$0

[1]

Each Fund listed is a series of the Thrivent Mutual Funds, is managed by the same portfolio manager(s) and has substantially similar investment objectives and policies to the corresponding Portfolio listed.

Investment Subadvisers

Thrivent Financial has engaged the following subadvisers for Thrivent Partner Technology Portfolio, Thrivent Partner Healthcare Portfolio, Thrivent Partner Emerging Markets Equity Portfolio, Thrivent Partner Small Cap Value Portfolio, Thrivent Partner Mid Cap Value Portfolio, Thrivent Partner Worldwide Allocation Portfolio, Thrivent Partner All Cap Portfolio, and Thrivent Partner Growth Stock Portfolio. Investment decisions for those Portfolios are generally made by the subadvisers, subject to the overall direction of the Board of Directors and Thrivent Financial.

Thrivent Partner Technology Portfolio

Investment decisions for Thrivent Partner Technology Portfolio are made by Goldman Sachs Asset Management, L.P. (“GSAM”), which Thrivent Financial has engaged as investment subadviser for the Portfolio. GSAM, which is located at 200 West Street, New York, New York 10282-2198, has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. As of December 31, 2014, GSAM, including its investment advisory affiliates, had assets under supervision (AUS) of approximately $1,023,922.3 million. AUS includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM uses its Growth Investment Team (“Growth Team”) to manage the day-to-day responsibilities of the Portfolio.

GSAM Portfolio Managers

Thrivent Partner Technology Portfolio is managed by Steven M. Barry, Michael DeSantis, CFA, Jonathan A. Neitzell and Lawrence Tankel.

Other Accounts Managed by the GSAM Portfolio Managers

The following table provides information relating to other accounts managed by the GSAM portfolio managers as of December 31, 2014.

Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (in $ millions)		# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in $ millions)
Steven M. Barry	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	17 9 69	$ $ $	11,975 4,378 5,749	0 0 1	$ $ $	0 0 61

Michael DeSantis	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 2 0	$ $ $	435 176 0	0 0 0	$ $ $	0 0 0

Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (in $ millions)		# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in $ millions)

Jonathan A. Neitzell	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 2 0	$ $ $	435 176 0	0 0 0	$ $ $	0 0 0

Lawrence Tankel	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 2 0	$ $ $	435 176 0	0 0 0	$ $ $	0 0 0

Compensation

Compensation for GSAM portfolio managers is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.

The benchmark for this Portfolio is the S&P North American Technology Sector Index.

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

In addition to base salary and discretionary variable compensation, GSAM has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Conflicts of Interest

GSAM is part of The Goldman Sachs Group, Inc. (together with its affiliates, directors, partners, trustees, managers, members, officers and employees, “Goldman Sachs”) a bank holding company. The involvement of GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to your Fund or limit your Fund’s investment activities. Goldman Sachs is a worldwide full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments, and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, trader, prime broker, lender, agent and principal. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets and the securities and issuers in which your Fund may directly and indirectly invest. Thus, it is likely that your Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. As manager of your Fund, GSAM receives management fees from the Fund. In addition, GSAM’s affiliates may earn fees from relationships with your Fund. Although these fees are generally based on asset levels, the fees are not directly contingent on Fund performance, Goldman Sachs may still receive significant compensation from your Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in trading and advise accounts and funds which have investment objectives similar to those of your Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as your Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of your Fund. The results of your Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that your Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for Goldman Sachs or other accounts. In addition, your Fund may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, your Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact your Fund. Transactions by one or more Goldman Sachs-advised clients or GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of your Fund. Your Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by your Fund, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend your Fund or who engage in transactions with or for your Fund.

For a more detailed description of potential conflicts of interest, please refer to the language from GSAM’s ADV Part 2.

Ownership in the Portfolio

None of the Growth Team members own shares of the subadvised Portfolio.

Thrivent Partner Healthcare Portfolio

Investment decisions for the Thrivent Partner Healthcare Portfolio are made by Sectoral Asset Management Inc. (“Sectoral”), which Thrivent Financial has engaged as investment subadviser for the Portfolio. Sectoral, which is located at 1000 Sherbrooke Street West, Suite 2120, Montreal, Quebec H3A 3G4, is part of the Global Alliance program of State Street Global Advisors (“SSgA”), through which SSgA provides institutional clients with advisory services. Sectoral specializes in managing global healthcare portfolios and has been practicing this specialty since 2000. As of December 31, 2014, Sectoral managed approximately $3.2 billion in assets.

Sectoral Portfolio Managers

Thrivent Partner Healthcare Portfolio is managed by Stephan Patten. Marc-Andre Marcotte is the Portfolio’s back-up portfolio manager.

Other Accounts Managed by Sectoral Portfolio Managers

The following table provides information about other accounts managed by Mr. Patten and Mr. Marcotte as of December 31, 2014.

Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (in $ millions)	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in $ millions)
Stephan Patten	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	5	$1,233	1	$27
	Other Accounts:	1	$94	0	$0

Marc-Andre Marcotte	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	1	$0.6	0	$0

Compensation

Sectoral portfolio managers are compensated with a competitive salary, bonus and stock options in the firm. The remuneration of portfolio managers consists of the following elements: (a) a salary that is based on a market rate; (b) bonuses that are dependent upon the achievement of specific goals by the individual and the success of the company; and (c) stock options in Sectoral, depending upon the performance of the individual. There is no specific formula, however, based on assets under management or the portfolio performance that is used to determine the remuneration.

Conflicts of Interest

The greatest potential conflict of interest lies with the allocation of transactions among different portfolios. Sectoral makes sure that it treats each of its clients fairly by having a clear and simple allocation policy. This policy is described in Sectoral’s compliance manual in detail. Orders that are not completely filled are allocated pro rata among the different portfolios. The same price is received for the same order by the different portfolios. Sectoral does not have any affiliation with any broker and does not distribute any fund. Sectoral requires that all its investment professionals hold the Chartered Financial Analyst (CFA) designation or are enrolled in the CFA program. All of these professionals adhere to the CFA code of ethics.

Ownership of the Portfolio

Mr. Patten and Mr. Marcotte do not own shares of the subadvised Portfolio.

Thrivent Partner Emerging Markets Equity Portfolio

Investment decisions for Thrivent Partner Emerging Markets Equity Portfolio are made by Aberdeen Asset Managers Limited (“Aberdeen”), which Thrivent Financial has engaged as investment subadviser for the Portfolio. Aberdeen is located at 10 Queen’s Terrace, Aberdeen, AB10 1YG, United Kingdom and is a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which was organized in 1983. Aberdeen PLC is the parent company of an asset management group managing approximately $504 billion in assets as of December 31, 2014, for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients. In rendering investment advisory services, Aberdeen may use the resources of investment adviser subsidiaries of Aberdeen PLC.

Aberdeen Portfolio Manager

Thrivent Partner Emerging Markets Equity Portfolio is managed by Devan Kaloo, Joanne Irvine, Mark Gordon-James, Fiona Manning, and Hugh Young.

Other Accounts Managed by Aberdeen Portfolio Managers

The following table provides information about the other accounts managed by Aberdeen team members as of December 31, 2014.

Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (in $ millions)		# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in $ millions)
Devan Kaloo	registered investment companies: other pooled investment vehicles: other accounts:	11 25 56	$ $ $	9,594.28 21,841.30 19,323.18	0 0 5	$ $ $	0 0 1,331.74

Joanne Irvine	registered investment companies: other pooled investment vehicles: other accounts:	11 25 56	$ $ $	9,594.28 21,841.30 19,323.18	0 0 5	$ $ $	0 0 1,331.74

Mark Gordon-James	registered investment companies: other pooled investment vehicles: other accounts:	11 25 56	$ $ $	9,594.28 21,841.30 19,323.18	0 0 5	$ $ $	0 0 1,331.74
Fiona Manning	registered investment companies: other pooled investment vehicles: other accounts:	11 25 56	$ $ $	9,594.28 21,841.30 19,323.18	0 0 5	$ $ $	0 0 1,331.74

Hugh Young	registered investment companies: other pooled investment vehicles: other accounts:	21 81 131	$ $ $	12,198.26 55,035.58 45,229.39	0 2 16	$ $ $	0 399.59 5,068.95

Compensation

Aberdeen’s remuneration policies are designed to support our business strategy, as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for our clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

The policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the Group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards which are payable to all members of staff are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Any increase is to reflect inflation and is applied in a manner consistent with other Group employees; any other increases must be justified by reference to promotion or changes in responsibilities. The Policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies.

Annual Bonus

The Policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The Remuneration Committee determines the KPI’s that will be applied in considering the overall size of the bonus pool. In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

The deferral policy is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process looks at all of the ways in which an individual has contributed to the Aberdeen Group, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, the Aberdeen Group takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year—January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts they manage.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen Group also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen Group’s environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

Conflicts of Interest

An Aberdeen portfolio manager’s management of other accounts may give rise to potential conflicts of interest in connection with their management of the Portfolio’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Portfolio.

A potential conflict of interest may therefore arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Aberdeen believes, however, that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts. In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Portfolio also may be appropriate for other investment accounts managed by the Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Portfolio and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Portfolio will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of Aberdeen that the benefits outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

Ownership of the Portfolio

None of the portfolio managers own shares of the subadvised Portfolio.

Thrivent Partner Small Cap Value Portfolio and Thrivent Partner Growth Stock Portfolio

Investment decisions for Thrivent Partner Small Cap Value Portfolio and Thrivent Partner Growth Stock Portfolio are made by T. Rowe Price Associates, Inc. (“T. Rowe Price”) which Thrivent Financial has engaged as investment subadviser for the Portfolios. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price has over 70 years of investment management experience and approximately $746.8 billion in total assets under management as of December 31, 2014.

T. Rowe Price Portfolio Managers

Thrivent Partner Small Cap Value Portfolio is managed by an Investment Advisory Committee chaired by J. David Wagner, CFA, Thrivent Partner Growth Stock Portfolio is also managed by an Investment Advisory Committee chaired by Joseph B. Fath.

Other Accounts Managed by T. Rowe Price Portfolio Managers

The following table provides information relating to other accounts managed by J. David Wagner as of December 31, 2014.

		Total # of Accounts Managed	Total Assets (in $ millions)
J. David Wagner	• registered investment companies:	7	$11,018.74
	• other pooled investment vehicles:	1	$813.40
	• other accounts:	4	$251.54

None of the accounts listed above has performance-based advisory fees.

The following table provides information relating to other accounts managed by Joseph B. Fath as of December 31, 2014.

		Total # of Accounts Managed	Total Assets (in $ millions)
Joseph B. Fath	• registered investment companies:	10	$54,981.76
	• other pooled investment vehicles:	1	$3,728.24
	• other accounts:	8	$1,718.58

None of the accounts listed above has performance-based advisory fees.

Compensation

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant or restricted stock grant. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and Price Hong Kong, Price Singapore, and T. Rowe Price International, as appropriate), evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500) and the Lipper index (e.g., Large-Cap Growth) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee (as described under the “Disclosure of Fund Portfolio Information” section) and is the same as the selection presented to the directors of the Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis though tax efficiency is considered and is especially important for the Tax-Efficient Equity Fund. Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform, working effectively with and mentoring others, and other contributions to our clients, the firm or our culture are important components of T. Rowe Price’s long-term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant or restricted stock grant. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and Price Hong Kong, Price Singapore, and T. Rowe Price International, as appropriate), evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500) and the Lipper index (e.g., Large-Cap

Growth) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee (as described under the “Disclosure of Fund Portfolio Information” section) and is the same as the selection presented to the directors of the Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis though tax efficiency is considered and is especially important for the Tax-Efficient Equity Fund. Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform, working effectively with and mentoring others, and other contributions to our clients, the firm or our culture are important components of T. Rowe Price’s long-term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Conflicts of Interest

Portfolio managers at T. Rowe Price and its affiliates typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures which they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. The portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price Funds. T. Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Ownership in the Portfolios

Mr. Wagner and Mr. Fath do not own shares of the subadvised Portfolios.

Thrivent Partner Mid Cap Value Portfolio

Investment decisions for Thrivent Partner Mid Cap Value Portfolio are made by Goldman Sachs Asset Management, L.P. (“GSAM”) which Thrivent Financial has engaged as investment subadviser for the Portfolio. GSAM, which is located at 200 West Street, New York, New York 10282-2198, has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. As of December 31, 2014, GSAM,

including its investment advisory affiliates, had assets under supervision (AUS) of approximately $1,023,922.3 million. AUS includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM uses its U.S. Value Team (“Value Team”) to manage the day-to-day responsibilities of the Portfolio.

GSAM Portfolio Managers

Thrivent Partner Mid Cap Value Portfolio is managed by Sean Gallagher, Andrew Braun, Dolores Bamford and Timothy Ryan.

Other Accounts Managed by the GSAM Portfolio Managers

The following table provides information relating to other accounts managed by the members of the Value Team as of December 31, 2014.

	# of Other Accounts Managed and Total Assets by Account Type
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name of Portfolio Manager	Number of Accounts	Assets Managed ($M)	Number Accounts	Assets Managed ($M)	Number Accounts	Assets Managed ($M)
Dolores Bamford	10	13,911	0	0	7	528
Andy Braun	17	19,722	3	277	34	2,317
Sean Gallagher	16	19,128	2	483	36	2,437
Timothy Ryan	1	603	3	1,815	22	446

	# Accounts & Total Assets for Which Advisory Fee is Performance Based
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name of Portfolio Manager	Number Accounts	Assets Managed ($M)	Number Accounts	Assets Managed ($M)	Number Accounts	Assets Managed ($M)
Dolores Bamford	0	0	0	0	0	0
Andy Braun	0	0	0	0	0	0
Sean Gallagher	0	0	0	0	0	0
Timothy Ryan	0	0	0	0	0	0

None of the accounts listed above has performance-based advisory fees.

Compensation

Compensation for GSAM portfolio managers is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.

The benchmark for this Portfolio is the Russell Midcap® Value Index.

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

In addition to base salary and discretionary variable compensation, GSAM has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Conflicts of Interest

GSAM is part of The Goldman Sachs Group, Inc. (together with its affiliates, directors, partners, trustees, managers, members, officers and employees, “Goldman Sachs”) a bank holding company. The involvement of GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to your Fund or limit your Fund’s investment activities. Goldman Sachs is a worldwide full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments, and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, trader, prime broker, lender, agent and principal. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets and the securities and issuers in which your Fund may directly and indirectly invest. Thus, it is likely that your Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. As manager of your Fund, GSAM receives management fees from the Fund. In addition, GSAM’s affiliates may earn fees from relationships with your Fund. Although these fees are generally based on asset levels, the fees are not directly contingent on Fund performance, Goldman Sachs may still receive significant compensation from your Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in trading and advise accounts and funds which have investment objectives similar to those of your Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as your Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of your Fund. The results of your Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that your Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for Goldman Sachs or other accounts. In addition, your Fund may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, your Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact your Fund. Transactions by one or more Goldman Sachs-advised clients or GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of your Fund. Your Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by your Fund, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend your Fund or who engage in transactions with or for your Fund.

For a more detailed description of potential conflicts of interest, please refer to the language from GSAM’s ADV Part 2.

Ownership in the Portfolio

None of the Value Team members own shares of the subadvised Portfolio.

Thrivent Partner Worldwide Allocation Portfolio

Investment decisions for Thrivent Partner Worldwide Allocation Portfolio are made by Mercator Asset Management LP (“Mercator”), Principal Global Investors, LLC (“Principal”), Aberdeen Asset Managers Limited (“Aberdeen”) and Goldman Sachs Asset Management, L.P. (“GSAM”). Mercator is located at 5200 Town Center Circle, Suite 550, Boca Raton, Florida 33486, and was founded in 1984. Mercator manages international equity funds for institutional clients, including corporate and public retirement plans, endowments, and foundations. As of December 31, 2014, Mercator managed approximately $3.7 billion in assets including separate accounts, commingled funds and a mutual fund. Principal Global Investors, LLC is located at 801 Grand Avenue, Des Moines, Iowa 50392. Principal is a direct wholly owned subsidiary of Principal Life Insurance Company. Principal and its predecessor firms have subadvised mutual fund assets since 1969. Principal, together with its affiliated asset management companies, had approximately $333.1 billion in assets under management as of December 31, 2014. Aberdeen is located at 10 Queen’s Terrace, Aberdeen, AB10 1YG, United Kingdom and is a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which was organized in 1983. Aberdeen PLC is the parent company of an asset management group managing approximately $504 billion in assets as of December 31, 2014 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients. In rendering investment advisory services, Aberdeen may use the resources of investment adviser subsidiaries of Aberdeen PLC. GSAM is located at 200 West Street, New York, New York 10282-2198. GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman Sachs. As of December 31, 2014, GSAM, including its investment advisory affiliates, had assets under supervision (AUS) of approximately $1,023,922.3 million. AUS includes assets under management and other client assets for which Goldman Sachs does not have full disclosure.

Mercator Portfolio Managers

The Mercator portion of Thrivent Partner Worldwide Allocation Portfolio is managed by James E. Chaney.

Other Accounts Managed by the Mercator Portfolio Managers

The following table provides information about the other accounts managed by James E. Chaney as of December 31, 2014.

Type of Accounts	Total # of Accounts Managed	Total Assets
Registered Investment Companies:	2	$440,268,724
Other Pooled Investment Vehicles:	2	$654,615,876
Other Accounts:	14	$2,834,385,725

One of the “other accounts” listed above has a performance-based fee and has assets of $195,111,456.

Compensation

Mr. Chaney receives compensation that is equal to a pre-determined pro-rata share of Mercator net profitability. This pre-determined pro-rata share is dependent upon length of tenure with the firm, level of responsibility and overall contribution. It is the only form of compensation that he receives and is very dependent upon the firm’s asset performance. He receives no base salary, is not part of a bonus system and receives no deferred compensation.

Conflicts of Interest

Mercator, as a fiduciary, has an affirmative duty of care, loyalty, honesty, and good faith to act in the best interests of its clients. In order to comply with this duty, Mercator has a written Code of Ethics that requires that all Access Persons avoid conflicts of interest and avoid situations that have even the appearance of conflict or impropriety. If any conflict may arise with respect to a client, all material facts concerning such conflict must be fully disclosed. Mr. Chaney is also offered an attractive retirement plan.

Ownership of the Portfolio

Mr. Chaney does not own shares of the subadvised Portfolio.

Principal Portfolio Managers

The Principal portion of Thrivent Partner Worldwide Allocation Portfolio is managed by John Pihlblad and Mark R. Nebelung.

Other Accounts Managed by the Principal Portfolio Managers

The following table provides information about other accounts managed by the Principal portfolio managers of John Pihlblad and Mark R. Nebelung as of December 31, 2014.

Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets ($ in millions)
John Pihlblad	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 1 5	$ $ $	249.3 93.4 664.5

Mark R. Nebelung	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 1 6	$ $ $	249.3 93.4 846.1

None of the accounts listed above has performance-based advisory fees.

Compensation

Principal Global Equities offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms. The objectives are to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.

Compensation for investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The incentive component is well aligned with client objectives, with the largest determinant being investment performance, which generally comprises 60% or more of total variable compensation.

Relative performance metrics are measured over rolling one-year, three-year and five-year periods, calculated quarterly. Emphasis is placed on longer term results, with the five year and three year results each comprising 40% weights, with the remaining 20% based on one year results. Quarterly measurement of rolling period results reinforces the longer term orientation, avoiding undue attention to seasonal or calendar year considerations.

The remaining portion of variable compensation is discretionary, in the form of a Profit Sharing Plan based on individual contributions and the overall results of Principal Global Equities. This structure was introduced in 2009, to better align with the longer term interests of clients and team members. Under this structure, business metrics are aligned specifically with the results of Principal Global Equities rather than the broader parent organization.

For portfolio managers and other senior professionals, a portion of variable compensation is deferred, with three year vesting. Deferred compensation takes the form of a combination of deferred cash, investment in our equity funds and PFG restricted stock.

The benefits of this structure are three fold. First, the emphasis on investment performance as the largest driver of variable compensation provides strong alignment of interests with client objectives. Second, the discretionary Profit Sharing element allows flexibility to reward individual and team contributions at times when our investment strategies may be temporarily out of favor. Third, the overall measurement framework and the deferred component for senior professionals is well aligned with our desired focus on longer term results, co-investment alongside clients, collaboration and team development.

Conflicts of Interest

Principal provides investment advisory services to numerous clients other than the Portfolio. The investment objectives and policies of these accounts may differ from those of the Portfolio. Based on these differing circumstances, potential conflicts of interest may arise because Principal may be required to pursue different investment strategies on behalf of the Portfolio and other client accounts. For example, Principal may be required to consider an individual client’s existing positions, personal tax situation, suitability, personal biases and investment time horizon, which considerations would not affect his investment decisions on behalf of the Portfolio. This means that research on securities to determine the merits of including them in the Portfolio’s portfolio are similar, but not identical, to those employed in building private client portfolios. As a result, there may be instances in which Principal purchases or sells an investment for one or more private accounts and not for the Portfolio, or vice versa. To the extent the Portfolio and other clients seek to acquire the same security at about the same time, the Portfolio may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Portfolio may not be able to obtain as large an execution of an order to sell or as high a price for any particular security if the Portfolio Managers desire to sell the same portfolio security at the same time on behalf of other clients. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Portfolio.

Ownership of the Portfolio

Neither Mr. Pihlblad nor Mr. Nebelung own shares of the subadvised Portfolio.

Aberdeen Portfolio Manager

The Aberdeen portion of Thrivent Partner Worldwide Allocation Portfolio is managed by Aberdeen team members.

Other Accounts Managed by the Aberdeen Portfolio Managers

The following table provides information about the other accounts managed by Aberdeen team members as of December 31, 2014.

Portfolio Manager	Types of Accounts	Total # of Accounts Managed	Total Assets (in $ millions)		# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in $ millions)
Devan Kaloo	registered investment companies: other pooled investment vehicles: other accounts:	11 25 56	$ $ $	9,594.28 21,841.30 19,323.18	0 0 5	$ $ $	0 0 1,331.74

Joanne Irvine	registered investment companies: other pooled investment vehicles: other accounts:	11 25 56	$ $ $	9,594.28 21,841.30 19,323.18	0 0 5	$ $ $	0 0 1,331.74

Mark Gordon-James	registered investment companies: other pooled investment vehicles: other accounts:	11 25 56	$ $ $	9,594.28 21,841.30 19,323.18	0 0 5	$ $ $	0 0 1,331.74

Fiona Manning	registered investment companies: other pooled investment vehicles: other accounts:	11 25 56	$ $ $	9,594.28 21,841.30 19,323.18	0 0 5	$ $ $	0 0 1,331.74

Hugh Young	registered investment companies: other pooled investment vehicles: other accounts:	21 81 131	$ $ $	12,198.26 55,035.58 45,229.39	0 2 16	$ $ $	0 399.59 5,068.95

Compensation

Aberdeen’s remuneration policies are designed to support our business strategy, as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for our clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

The policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the Group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards which are payable to all members of staff are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in AAM PLC or select Aberdeen funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Any increase is to reflect inflation and is applied in a manner consistent with other Group employees; any other increases must be justified by reference to promotion or changes in responsibilities. The Policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies.

Annual Bonus

The Policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The Remuneration Committee determines the KPI’s that will be applied in considering the overall size of the bonus pool. In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

The deferral policy is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process looks at all of the ways in which an individual has contributed to the Aberdeen Group, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, the Aberdeen Group takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year—January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts they manage.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen Group also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen Group’s environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

Conflicts of Interest

An Aberdeen portfolio manager’s management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. A potential conflict of interest may therefore arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Aberdeen believes, however, that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts. In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of Aberdeen that the benefits outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

Ownership of the Portfolio

None of the portfolio managers own shares of the subadvised Portfolio.

GSAM Portfolio Managers

The emerging markets debt portion of Thrivent Partner Worldwide Allocation Portfolio is managed by Samuel Finkelstein and Ricardo Penfold. The international small- and mid-cap equities portion of Thrivent Worldwide Allocation Portfolio is managed by Ron Hua, Len Ioffe, Osman Ali, Takashi Suwabe, and Denis Suvorov.

Other Accounts Managed by the GSAM Portfolio Managers

The following table provides information about the other accounts managed by the GSAM portfolio managers as of December 31, 2014.

	# of Other Accounts Managed and Total Assets by Account Type
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name of Portfolio Manager	Number of Accounts	Assets Managed ($M)	Number Accounts	Assets Managed ($M)	Number Accounts	Assets Managed ($M)
Samuel Finkelstein	63	209,153	321	170,215	3,378	229,304
Ricardo Penfold	34	38,095	236	55,009	1,081	198,099
Ron Hua	18	4,436	15	3,761	14	5,206
Len Ioffe	16	4,243	15	3,761	14	5,206
Osman Ali	17	4,739	16	3,761	14	5,206
Takashi Suwabe	5	1,309	11	2,829	10	4,568
Denis Suvorov	5	1,309	8	1,976	7	2,465

	# Accounts & Total Assets for Which Advisory Fee is Performance Based
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name of Portfolio Manager	Number Accounts	Assets Managed ($M)	Number Accounts	Assets Managed ($M)	Number Accounts	Assets Managed ($M)
Samuel Finkelstein	0	0	28	5,443	59	20,718
Ricardo Penfold	0	0	28	5,443	32	13,519
Ron Hua	0	0	0	0	2	1,088
Len Ioffe	0	0	0	0	2	1,088
Osman Ali	0	0	0	0	2	1,088
Takashi Suwabe	0	0	0	0	2	1,088
Denis Suvorov	0	0	0	0	2	1,088

Please note that all of GSAM’s Quantitative Investment Strategies (“QIS”) and fixed-income portfolios are managed on a team basis. While lead portfolio managers may be associated with accounts in their specific strategy, the entire team is familiar with our general strategies and objectives and multiple individuals are involved in the management of a portfolio. GSAM believes this approach ensures a high degree of continuity of portfolio management style and knowledge.

For each portfolio manager listed above the total number of accounts managed is a reflection of accounts within the strategy they oversee or manage, as well as accounts which participate in the sector they manage. There are multiple portfolio managers involved with each account.

Compensation

Compensation for GSAM portfolio managers is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.

The benchmark for this Portfolio is the MSCI All Country World Index ex-USA-USD Net Returns.

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

In addition to base salary and discretionary variable compensation, GSAM has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Conflicts of Interest

GSAM is part of The Goldman Sachs Group, Inc. (together with its affiliates, directors, partners, trustees, managers, members, officers and employees, “Goldman Sachs”) a bank holding company. The involvement of GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to your Fund or limit your Fund’s investment activities. Goldman Sachs is a worldwide full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments, and high-net-worth individuals. As such, it acts as an investment banker, research provider, investment manager, financier, advisor, market maker, prime broker, derivatives dealer, lender, counterparty, agent and principal. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers, and has other direct and indirect interests, in the global fixed income, currency, commodity, equities, bank loan and other markets and the securities and issuers in which your Portfolio may directly and indirectly invest.

Thus, it is likely that your Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. As manager of your Fund, GSAM receives management fees from the Fund. In addition, GSAM’s affiliates may earn fees from relationships with your Fund. Although these fees are generally based on asset levels, the fees are not directly contingent on Fund performance, Goldman Sachs may still receive significant compensation from your Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in trading and advise accounts and funds which have investment objectives similar to those of your Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as your Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of your Fund. The results of your Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that your Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for Goldman Sachs or other accounts. In addition, your Fund may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, your Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact your Fund. Transactions by one or more Goldman Sachs-advised clients or GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of your Fund. Your Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by your Fund, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend your Fund or who engage in transactions with or for your Fund.

For a more detailed description of potential conflicts of interest, please refer to the language from GSAM’s ADV Part 2.

Ownership of the Portfolio

GSAM’s portfolio managers listed above do not own shares of the subadvised Portfolio.

Thrivent Partner All Cap Portfolio

Investment decisions for the Thrivent Partner All Cap Portfolio are made by Pyramis Global Advisors, LLC (“Pyramis”), 900 Salem Street, Smithfield, RI 02917, which serves as the subadviser for the Portfolio. Thrivent Financial has engaged Pyramis to manage the Portfolio on a daily basis, subject to the overall direction of Thrivent Financial and the Board of Directors. Pyramis is a wholly owned subsidiary of FMR LLC.

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of Pyramis. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Abigail P. Johnson family, directly or through trusts and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

Pyramis Portfolio Managers

Thrivent Partner All Cap Portfolio is managed by Chandler Willett, Chad Colman, Katharine O’Donovan, Ed Field, Andrew Swanson, Jody Simes, Chip Perrone, Hamish Clark and Adam Benjamin.

Other Account Managed by Pyramis Portfolio Managers

The following table provides information relating to other accounts managed by the Pyramis portfolio managers as of December 31, 2014:

Other Accounts Managed Table

The Pyramis portfolio managers do not own any shares of the subadvised Portfolio.

Name Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of accounts Managed with Advisory Fee Based in Performance	Total Assets with Advisory Fee Based on Performance (millions)

Chandler Willett	Registered Investment Companies:	4	$1,828	0	$0
	Other Pooled Investment Vehicles:	16	$3,675	0	$0
	Other Accounts:	6	$325	0	$0

Chad Colman	Registered Investment Companies:	4	$1,828	0	$0
	Other Pooled Investment Vehicles:	16	$3,674	0	$0
	Other Accounts:	2	$302	0	$0

Katharine O’Donovan	Registered Investment Companies:	4	$1,828	0	$0
	Other Pooled Investment Vehicles:	16	$3,674	0	$0
	Other Accounts:	2	$302	0	$0

Name Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of accounts Managed with Advisory Fee Based in Performance	Total Assets with Advisory Fee Based on Performance (millions)

Ed Field	Registered Investment Companies:	4	$1,828	0	$0
	Other Pooled Investment Vehicles:	16	$3,674	0	$0
	Other Accounts:	2	$302	0	$0

Andrew Swanson	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	10	$2,883	0	$0
	Other Accounts:	3	$16	0	$0

Jody Simes	Registered Investment Companies:	4	$1,828	0	$0
	Other Pooled Investment Vehicles:	17	$3,693	0	$0
	Other Accounts:	2	$302	0	$0

Chip Perrone	Registered Investment Companies:	4	$1,828	0	$0
	Other Pooled Investment Vehicles:	16	$3,674	0	$0
	Other Accounts:	2	$302	0	$0

Hamish Clark	Registered Investment Companies:	4	$1,828	0	$0
	Other Pooled Investment Vehicles:	16	$3,608	0	$0
	Other Accounts:	2	$302	0	$0

Adam Benjamin	Registered Investment Companies:	4	$1,828	0	$0
	Other Pooled Investment Vehicles:	7	$810	0	$0
	Other Accounts:	2	$302	0	$0

Compensation

Chandler Willett is the lead portfolio manager (the “Lead Portfolio Manager”) of the Thrivent Partner All Cap Portfolio and receives compensation for his services. Portfolio manager compensation generally consists of a fixed-base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager’s compensation may be deferred based on criteria established by Pyramis or at the election of the portfolio manager.

The Lead Portfolio Manager’s base salary is determined by level of responsibility and tenure at Pyramis or its affiliates. The components of Mr. Willett’s bonus are based on the investment performance of Pyramis funds and accounts which eventually encompasses rolling periods of up to five years for the comparison to a benchmark index or peer group. The portion of the Lead Portfolio Manager’s bonus that is linked to the investment performance of the Thrivent Partner All Cap Portfolio is based on the pre-tax investment performance of the fund measured against the Russell 3000 Index and the pre-tax investment performance of the fund within the eVestment Alliance All Cap peer group. The Lead Portfolio Manager is also compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, Pyramis’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

Jody Simes, Chad Colman, Katharine O’Donovan, Ed Field, Hamish Clark, Chip Perrone, Adam Benjamin and Andrew Swanson are each co-portfolio managers of Thrivent Partners All Cap Portfolio and receive compensation for their services. Portfolio manager compensation generally consists of a fixed-base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager’s compensation may be deferred based on criteria established by Pyramis or at the election of the portfolio manager.

The portfolio manager’s base salary is determined by level of responsibility and tenure at Pyramis or its affiliates. The primary components of the portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index and within a defined peer group, if applicable, assigned to each fund or account, and (ii) measurement of their % positive impact resulting from their rated securities across a defined set of portfolios, and (iii) the investment performance of other Pyramis funds and accounts. A smaller, subjective component of the co-portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of Pyramis. The portion of each co-portfolio manager’s bonus that is linked to the investment performance of Pyramis Small/Mid Cap Core strategy is based on the pre-tax investment performance of the strategy measured against the Russell 2500 Index and the pre-tax investment performance of the strategy within the eVestment Alliance Small/Mid Cap Core Equity peer group and the investment performance of Pyramis Large Cap Core strategy is based on the pre-tax investment performance of the strategy measured against the S&P 500 Index and the pre-tax investment performance of the strategy within the eVestmant Alliance Large Cap Core Equity peer group. An additional portion of each co-portfolio manager’s bonus is based on the pre-tax investment performance of the portion of the strategy’s assets each co-manager manages measured against a sector benchmark. Each co-portfolio manager’s bonus also is compensated under equity based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

Conflicts of Interest

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by Pyramis or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. For example, a portfolio manager may manage other funds or accounts that engage in short sales, and could sell short a security for such other fund or account that the fund also trades or holds. Although Pyramis monitors such transactions to attempt to ensure equitable treatment of both the fund and a fund or account that engages in short sales, there can be no assurance that the price of a security held by the fund would not be impacted as a result. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

Ownership of the Portfolio

The Pyramis portfolio managers do not own any shares of the subadvised Portfolio.

Ownership of the Portfolio

The Pyramis portfolio managers do not own any shares of the subadvised Portfolio.

Affiliated Persons

The following officers of Thrivent Financial, the Fund’s investment adviser, are, as officers of the Fund, affiliated with the Fund:

Affiliated Person	Position with Fund	Position with Thrivent Financial
Russell W. Swansen	Chief Investment Officer	Senior Vice President and Chief Investment Officer

David S. Royal	President	Vice President

Janice M. Guimond	Vice President	Vice President, Investment Operations

Gerard V. Vaillancourt	Treasurer and Principal Accounting Officer	Vice President

Mark D. Anema	Vice President	Vice President

Kathleen M. Koelling	Anti-Money Laundering Officer	Privacy and Anti-Money Laundering Officer; Senior Counsel

Ted S. Dryden	Chief Compliance Officer	Chief Compliance Officer

Advisory and Subadvisory Agreements

The investment advisory agreement provides that the Fund will pay, or provide for the payment of, the compensation of the directors who are not affiliated with Thrivent Financial or Thrivent Life and all other expenses of the Fund (other than those assumed by Thrivent Financial), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Fund, fees and expenses of the independent auditors, of legal counsel and of any transfer agent, registrar and dividend disbursing agent of the Fund, expenses of preparing, printing and mailing prospectuses, shareholders’ reports, notices, proxy statements and reports to governmental officers and commissions, expenses connected with the execution, recording and settlement of portfolio security transactions, insurance premiums, fees and expenses of the Fund’s custodian for all services to the Fund, expenses of calculating the net asset value of the shares of the Portfolios of the Fund, expenses of shareholders’ meetings and expenses relating to the issuance, registration and qualification of shares of the Fund.

The advisory agreement and subadvisory agreements will continue in effect from year to year only so long as such continuances are specifically approved at least annually by the Board of Directors. The vote for approval must include the approval of a majority of the Directors who are not interested persons (as defined in the 1940 Act). The advisory and subadvisory agreements terminate automatically upon assignment. The advisory agreement is also terminable at any time without penalty by the Board of Directors or by vote of the holders of a majority of the outstanding voting securities of the Fund. With respect to a particular Portfolio, the advisory or subadvisory agreement, if any, is terminable at any time without penalty by the Board of Directors or by the vote of a majority of the outstanding shares of such Portfolio. The adviser may terminate the agreement on 60 days written notice to the Fund.

Advisory Fees

Thrivent Financial receives an investment advisory fee as compensation for its services to the Fund. The fee is a daily charge equal to a percentage of the aggregate average daily net assets of the Portfolios as shown in the following table.

Thrivent Aggressive Allocation Portfolio
Portfolio assets invested in all asset types (including Thrivent mutual funds)

First $500 million:	0.150%
Next $1.5 billion:	0.125%
Over $2 billion:	0.100%

Portfolio assets invested in assets other than Thrivent mutual funds:	0.600%

Thrivent Moderately Aggressive Allocation Portfolio
Portfolio assets invested in all asset types (including Thrivent mutual funds)

First $500 million:	0.150%
Next $1.5 billion:	0.125%
Over $2 billion:	0.100%

Portfolio assets invested in assets other than Thrivent mutual funds:	0.550%

Thrivent Moderate Allocation Portfolio
Portfolio assets invested in all asset types (including Thrivent mutual funds)

First $500 million:	0.150%
Next $1.5 billion:	0.125%
Over $2 billion:	0.100%

Portfolio assets invested in assets other than Thrivent mutual funds:	0.500%

Thrivent Moderately Conservative Allocation Portfolio
Portfolio assets invested in all asset types (including Thrivent mutual funds)

First $500 million:	0.150%
Next $1.5 billion:	0.125%
Over $2 billion:	0.100%

Portfolio assets invested in assets other than Thrivent mutual funds:	0.450%

Thrivent Growth and Income Plus Portfolio
First $250 million:	0.650%
More than $250 million:	0.600%

Thrivent Balanced Income Plus Portfolio
First $500 million:	0.550%
Next $500 million:	0.500%
Next $1.5 billion:	0.475%
Next $2.5 billion:	0.450%
Over $5 billion:	0.425%

Thrivent Diversified Income Plus Portfolio
All assets:	0.400%

Thrivent Opportunity Income Plus Portfolio
All assets:	0.500%

Thrivent Partner Technology Portfolio
All assets:	0.750%

Thrivent Partner Healthcare Portfolio
First $50 million:	0.950%
Over $50 million:	0.900%

Thrivent Natural Resources Portfolio
First $50 million:	0.750%
Over $50 million:	0.725%

Thrivent Partner Emerging Markets Equity Portfolio
First $50 million:	1.200%
Over $50 million:	1.070%

Thrivent Real Estate Securities Portfolio
First $500 million:	0.800%
Over $500 million:	0.750%

Thrivent Partner Small Cap Growth Portfolio
First $500 million:	1.000%
Over $500 million:	0.900%

Thrivent Partner Small Cap Value Portfolio
All assets:	0.800%

Thrivent Small Cap Stock Portfolio
First $200 million:	0.700%
Next $800 million:	0.650%
Next $1.5 billion:	0.600%
Next $2.5 billion:	0.550%
Over $5 billion:	0.525%

Thrivent Small Cap Index Portfolio
First $250 million:	0.350%
Next $250 million:	0.300%
Next $500 million:	0.250%
Next $500 million:	0.200%
Next $500 million:	0.150%
Over $2 billion:	0.100%

Thrivent Mid Cap Growth Portfolio
All assets:	0.400%

Thrivent Partner Mid Cap Value Portfolio
First $200 million:	0.750%
Over $200 million:	0.700%

Thrivent Mid Cap Stock Portfolio
First $200 million:	0.700%
Next $800 million:	0.650%
Next $1.5 billion:	0.600%
Next $2.5 billion:	0.550%
Over $5 billion:	0.525%

Thrivent Mid Cap Index Portfolio
First $250 million:	0.350%
Next $250 million:	0.300%
Next $500 million:	0.250%
Next $500 million:	0.200%
Next $500 million:	0.150%
Over $2 billion:	0.100%

Thrivent Partner Worldwide Allocation Portfolio
First $250 million:	0.900%
Next $750 million:	0.850%
Next $500 million:	0.800%
Over $1.5 billion:	0.750%

Thrivent Partner All Cap Portfolio
First $500 million:	0.950%
Over $500 million:	0.900%

Thrivent Large Cap Growth Portfolio
All assets:	0.400%

Thrivent Partner Growth Stock Portfolio
First $500 million:	0.800%
Over $500 million:	0.700%

Thrivent Partner Large Cap Value Portfolio
All assets:	0.600%

Thrivent Large Cap Stock Portfolio
First $500 million:	0.650%
Next $250 million:	0.575%
Next $250 million:	0.550%
Next $1.5 billion:	0.475%
Next $2.5 billion:	0.450%
Over $5 billion:	0.425%

Thrivent Large Cap Index Portfolio
First $250 million:	0.350%
Next $250 million:	0.300%
Next $500 million:	0.250%
Next $500 million:	0.200%
Next $500 million:	0.150%
Over $2 billion:	0.100%

Thrivent High Yield Portfolio
All assets:	0.400%

Thrivent Income Portfolio
All assets:	0.400%

Thrivent Bond Index Portfolio
First $250 million:	0.350%
Next $250 million:	0.300%
Next $500 million:	0.250%
Next $500 million:	0.200%
Next $500 million:	0.150%
Over $2 billion:	0.100%

Thrivent Limited Maturity Bond Portfolio
All assets:	0.400%

Thrivent Money Market Portfolio
All assets:	0.400%

As of April 30, 2015, the following voluntary expense reimbursements, as a percentage of net assets, were in effect:

Portfolio	Percentage	Expiration Date
Thrivent Money Market Portfolio	0.10%	4/30/2016

As of April 30, 2015, contractual expense reimbursements to limit expenses to the following percentages were in effect:

Portfolio	Percentage	Expiration Date
Thrivent Growth and Income Plus Portfolio	0.80%	4/30/2016
Thrivent Opportunity Income Plus Portfolio	0.75%	4/30/2016
Thrivent Partner Healthcare Portfolio	1.10%	4/30/2016
Thrivent Natural Resources Portfolio	1.02%	4/30/2016
Thrivent Partner Emerging Markets Equity Portfolio	1.40%	4/30/2016
Thrivent Small Cap Growth Portfolio	0.95%	4/30/2016
Thrivent Partner All Cap Portfolio	0.90%	4/30/2016
Thrivent Partner Growth Stock Portfolio	0.85%	4/30/2016

During the last three fiscal years, Thrivent Financial was paid the following total dollar amounts under the investment advisory contracts then in effect.

Portfolio	12/31/14	12/31/13	12/31/12
Thrivent Aggressive Allocation Portfolio	$3,852,619	$2,889,864	$2,615,047
Thrivent Moderately Aggressive Allocation Portfolio	19,122,347	13,216,967	10,885,370
Thrivent Moderate Allocation Portfolio	33,323,215	22,211,634	16,788,573
Thrivent Moderately Conservative Allocation Portfolio	14,163,249	11,760,273	9,416,712
Thrivent Growth and Income Plus Portfolio	488,603	597,412	635,926
Thrivent Balanced Income Plus Portfolio	1,597,354	1,098,178	855,001
Thrivent Diversified Income Plus Portfolio	1,615,113	1,223,413	649,027
Thrivent Opportunity Income Plus Portfolio	291,363	196,263	172,057
Thrivent Partner Technology Portfolio	383,810	301,795	256,555
Thrivent Partner Healthcare Portfolio	699,345	369,575	202,964
Thrivent Natural Resources Portfolio	274,715	252,105	237,884
Thrivent Partner Emerging Markets Equity Portfolio	683,371	708,086	556,558
Thrivent Real Estate Securities Portfolio	1,057,715	1,042,479	943,446
Thrivent Partner Small Cap Growth Portfolio	2,674,286	2,945,220	2,313,615

Portfolio	12/31/14	12/31/13	12/31/12
Thrivent Partner Small Cap Value Portfolio	$3,018,598	$2,664,530	$2,119,667
Thrivent Small Cap Stock Portfolio	2,218,622	2,110,662	1,850,659
Thrivent Small Cap Index Portfolio	895,922	793,988	678,240
Thrivent Mid Cap Growth Portfolio	1,648,194	1,550,418	1,455,810
Thrivent Partner Mid Cap Value Portfolio	2,724,962	2,279,872	1,804,593
Thrivent Mid Cap Stock Portfolio	4,741,008	3,923,120	3,261,844
Thrivent Mid Cap Index Portfolio	463,702	365,870	291,740
Thrivent Partner Worldwide Allocation Portfolio	14,127,986	13,196,068	8,236,338
Thrivent Partner All Cap Portfolio	623,330	542,409	501,569
Thrivent Large Cap Growth Portfolio	4,148,028	3,768,246	3,462,990
Thrivent Partner Growth Stock Portfolio	630,876	524,489	452,203
Thrivent Large Cap Value Portfolio	6,931,242	5,993,361	4,843,614
Thrivent Large Cap Stock Portfolio	5,132,054	4,470,188	3,873,403
Thrivent Large Cap Index Portfolio	1,363,463	1,164,884	1,043,020
Thrivent High Yield Portfolio	3,682,199	3,672,675	3,378,788
Thrivent Income Portfolio	5,740,302	5,966,185	6,176,789
Thrivent Bond Index Portfolio	522,901	599,390	597,327
Thrivent Limited Maturity Bond Portfolio	4,259,238	4,545,804	5,345,251
Thrivent Money Market Portfolio	520,888	567,601	584,930

The next table shows the total expenses reimbursed with respect to the Portfolios for the last three fiscal years.

Portfolio	12/31/14	12/31/13	12/31/12
Thrivent Aggressive Allocation Portfolio	$—	$44,978	$—
Thrivent Moderately Aggressive Allocation Portfolio	—	643,729	—
Thrivent Moderate Allocation Portfolio	—	1,324,817	—
Thrivent Moderately Conservative Allocation Portfolio	—	1,046,854	—
Thrivent Growth and Income Plus Portfolio	105,563	48,705	—
Thrivent Balanced Income Plus Portfolio	—	—	—
Thrivent Diversified Income Plus Portfolio	—	—	—
Thrivent Opportunity Income Plus Portfolio	19,357	35,989	19,367
Thrivent Partner Technology Portfolio	—	—	—
Thrivent Partner Healthcare Portfolio	—	22,329	62,418
Thrivent Natural Resources Portfolio	33,500	37,377	26,166
Thrivent Partner Emerging Markets Equity Portfolio	70,897	86,681	100,603
Thrivent Real Estate Securities Portfolio	—	—	—
Thrivent Partner Small Cap Growth Portfolio	301,491	294,522	231,362
Thrivent Partner Small Cap Value Portfolio	—	—	—
Thrivent Small Cap Stock Portfolio	—	—	—
Thrivent Small Cap Index Portfolio	—	—	—
Thrivent Mid Cap Growth Portfolio	—	—	—
Thrivent Partner Mid Cap Value Portfolio	—	36,970	—
Thrivent Mid Cap Stock Portfolio	—	—	—
Thrivent Mid Cap Index Portfolio	—	—	—
Thrivent Partner Worldwide Allocation Portfolio	—	94,438	—
Thrivent Partner All Cap Portfolio	149,430	138,478	105,594
Thrivent Large Cap Growth Portfolio	—	—	—
Thrivent Partner Growth Stock Portfolio	78,859	65,561	56,526
Thrivent Large Cap Value Portfolio	—	—	—
Thrivent Large Cap Stock Portfolio	—	—	—
Thrivent Large Cap Index Portfolio	—	282	—

Portfolio	12/31/14	12/31/13	12/31/12
Thrivent High Yield Portfolio	$—	$—	$—
Thrivent Income Portfolio	—	—	—
Thrivent Bond Index Portfolio	—	—	—
Thrivent Limited Maturity Bond Portfolio	—	40,919	78,613
Thrivent Money Market Portfolio	454,782	422,174	334,799

Investment Subadvisory Fees

Thrivent Financial pays GSAM an annual subadvisory fee for the performance of subadvisory services provided for the Thrivent Partner Technology Portfolio. The fee payable is equal to 0.45% of the Portfolio’s average daily net assets. GSAM was paid $153,933 for its subadvisory services in the year ended December 31, 2012, $181,076 for its subadvisory services in the year ended December 31, 2013, and $230,293 for its subadvisory services in the year ended December 31, 2014.

Thrivent Financial pays Sectoral an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Healthcare Portfolio. The fee payable is equal to 0.65% of the first $50 million of average daily net assets managed by Sectoral; 0.60% of the next $50 million of average daily net assets managed by Sectoral; 0.40% of the next $150 million of average daily net assets managed by Sectoral; and 0.35% of all of the average daily net assets managed by Sectoral in excess of $250 million. Sectoral was paid $137,292 for its subadvisory services in the year ended December 31, 2012, $253,346 for its subadvisory services in the year ended December 31, 2013, and $475,383 for its subadvisory services in the year ended December 31, 2014.

Thrivent Financial pays Aberdeen an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Emerging Markets Equity Portfolio. The fee payable is equal to 0.85% of the first $50 million of average daily net assets managed by Aberdeen; 0.72% of the next $50 million of average daily net assets managed by Aberdeen; and 0.68% of all average daily net assets managed by Aberdeen in excess of $100 million. For purposes of calculating these breakpoints, the average daily net assets managed by Aberdeen for Thrivent Series Fund, Inc. are aggregated with the average daily net assets of the portion of Thrivent Partner Worldwide Allocation Fund and Thrivent Partner Emerging Equity Fund are managed by Aberdeen. The Thrivent Partner Worldwide Allocation Fund and Thrivent Partner Emerging Markets Equity Fund are a series of Thrivent Mutual Funds. Aberdeen was paid $956,033 for its subadvisory services in the year ended December 31, 2012, and $1,084,616 for its subadvisory services in the year ended December 31, 2013, and $1,067,593 for its subadvisory services in the year ended December 31, 2014.

Thrivent Financial pays T. Rowe Price an annual subadvisory fee for the performance of subadvisory services provided for the Thrivent Partner Small Cap Value Portfolio. The fee payable is equal to a percentage of the Thrivent Partner Small Cap Value Portfolio’s average daily net assets. The subadvisory fee is equal to 0.60% of average daily net assets. T. Rowe Price was paid $1,589,750 for its subadvisory services in the year ended December 31, 2012, $1,997,945 for its subadvisory services in the year ended December 31, 2013, and $2,263,000 for its subadvisory services in the year ended December 31, 2014.

In addition, Thrivent Financial pays T. Rowe Price an annual subadvisory fee for the performance of subadvisory services provided for the Thrivent Partner Growth Stock Portfolio. The fee payable is equal to a percentage of the Thrivent Partner Growth Stock Portfolio’s average daily net assets. The subadvisory fee is equal to 0.40% of average daily net assets up to $500 million and 0.35% of the average daily net assets over $500 million. T. Rowe Price was paid $226,101 for its subadvisory services in the year ended December 31, 2012, $262,159 for its subadvisory services in the year ended December 31, 2013, and $315,539 for its subadvisory services in the year ended December 31, 2014.

Thrivent Financial pays GSAM an annual subadvisory fee for the performance of subadvisory services provided for the Thrivent Partner Mid Cap Value Portfolio. The fee payable is equal to a percentage of the Thrivent Partner Mid Cap Value Portfolio’s average daily net assets. The subadvisory fee is equal to 0.50% of average daily net assets up to $200 million and 0.45% of average daily net assets over $200 million. For purposes of calculating this breakpoint, the average daily net assets of the Thrivent Partner Mid Cap Value Portfolio are aggregated with the average daily net assets of the Thrivent Partner Mid Cap Value Fund, a series of the Thrivent Mutual Funds, for which GSAM also acts as subadviser. GSAM was paid $1,148,685 for its subadvisory services in the year ended December 31, 2012, $1,468,790 for its subadvisory services in the year ended December 31, 2013, and $1,756,313 for its subadvisory services in the year ended December 31, 2014.

In addition, Thrivent Financial pays GSAM an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Worldwide Allocation Portfolio. The fee payable for managing the emerging markets debt portion is equal to .50% of the first $200 million of Thrivent Partner Worldwide Allocation Portfolio’s average daily net assets managed by GSAM; .45% of the next $200 million of the Portfolio’s average daily net assets managed by GSAM; and .40% of all of the Portfolio’s average daily net assets managed by GSAM in excess of $400 million. The fee payable for managing the international small- and mid-cap equities portion is equal to 0.58% of the first $250 million of Thrivent Partner Worldwide Allocation Portfolio’s average daily net assets managed by GSAM; and 0.54% of all of the Portfolio’s average daily net assets managed by GSAM in excess of $250 million. For purposes of calculating these breakpoints, the average daily net assets of each portion of Thrivent Partner Worldwide Allocation Portfolio managed by GSAM are aggregated with the average daily net assets of the corresponding portion of Thrivent Partner Worldwide Allocation Fund managed by GSAM. The Thrivent Partner Worldwide Allocation Fund is a series of Thrivent Mutual Funds. GSAM was paid $466,515 for its subadvisory services in the year ended December 31, 2012, $1,064,822 for its subadvisory services in the year ended December 31, 2013, and $2,234,005 for its subadvisory services in the year ended December 31, 2014.

Thrivent Financial pays Mercator an annual subadvisory fee for the performance of subadvisory services for the Thrivent Partner Worldwide Allocation Portfolio. The fee payable is equal to a percentage of the average daily net assets subadvised by Mercator. The subadvisory fee is equal to 0.75% of the first $25 million of average daily net assets, 0.60% of average daily net assets over $25 million but not over $50 million, 0.55% of average daily net assets over $50 million but not over $75 million, 0.50% of average daily net assets over $75 million but not over $300 million, 0.40% of average daily net assets over $300 million but not over $500 million and 0.20% of average daily net assets over $500 million. For purposes of calculating these breakpoints, the average daily net assets managed by Mercator are aggregated with the average daily net assets of the portions of Thrivent Partner Worldwide Allocation Fund managed by Mercator. This Fund is a series of Thrivent Mutual Funds. Mercator was paid $1,994,007 for its subadvisory services in the year ended December 31, 2012, $1,919,987 for its subadvisory services in the year ended December 31, 2013, and $1,955,921 for its subadvisory services in the year ended December 31, 2014.

Thrivent Financial pays Principal an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Worldwide Allocation Portfolio. The fee payable is equal to a percentage of the average daily net assets subadvised by Principal. The fee payable is equal to 0.35% of the first $500 million of average daily net assets, 0.30% of the next $500 million of average daily net assets and 0.25% of average daily net assets over $1 billion. For purposes of calculating these breakpoints, the average daily net assets managed by Principal are aggregated with the average daily net assets of the portions of Thrivent Partner Worldwide Allocation Fund managed by Principal. This Fund is a series of Thrivent Mutual Funds. Principal was paid and $1,690,368 for its subadvisory services in the year ended December 31, 2012, $1,632,644 for its subadvisory services in the year ended December 31, 2013, and $1,752,157 for its subadvisory services in the year ended December 31, 2014.

Thrivent Financial pays Pyramis an annual subadvisory fee for the performance of subadvisory services provided for the Thrivent Partner All Cap Portfolio. The fee payable is equal to a percentage of the Thrivent Partner All Cap Portfolio’s average daily net assets. The subadvisory fee is equal to 0.60% of average daily net assets up to $100 million, 0.55% of average daily net assets over $100 million but not over $500 million, 0.50% of average daily net assets over $500 million but not over $750 million, and 0.45% of average daily net assets over $750 million. Pyramis was paid $316,706 for its subadvisory services in the year ended December 31, 2012, $342,144 for its subadvisory services in the year ended December 31, 2013, and $393,522 for its subadvisory services in the year ended December 31, 2014.

Code of Ethics

The Fund, Thrivent Financial and the subadvisers have each adopted a code of ethics pursuant to the requirements of the 1940 Act and the Investment Advisers Act of 1940. Under the Codes of Ethics, personnel are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person’s position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be held by the Portfolios are permitted, subject to compliance with applicable provisions of the Code. Personal securities transactions must be reported quarterly and broker confirmations of such transactions must be provided for review.

Proxy Voting Policies

The Fund has adopted the proxy voting policies of Thrivent Financial and Thrivent Asset Management, LLC. Those policies and the proxy voting policies of each subadviser (or a description thereof) are included in Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge at the Thrivent Financial website (www.thrivent.com) or the SEC website (www.sec.gov).

OTHER SERVICES

Custodian

State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, is the custodian of the securities held by the Portfolios held in the United States, serves as the Portfolio’s foreign custody manager and is authorized to use various securities depository facilities, such as the Depository Trust Company and the facilities of the book-entry system of the Federal Reserve Bank.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 225 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, an independent registered public accounting firm, provides professional services to the Fund, including audits of the Fund’s annual financial statements, assistance and consultation in connection with tax matters, Securities and Exchange Commission filings, and preparation, review and signing of the annual income tax returns filed on behalf of the Fund.

Administrative Services Agreement

Thrivent Financial provides both administrative and accounting services to the Portfolios under one contract, an Administrative Services Agreement (the “Combined Agreement”). Under the Combined Agreement, each Portfolio pays Thrivent Financial an annual fee equal to the sum of $80,000 plus

0.02 percent of the Portfolio’s average daily net assets for both administrative and accounting services. Payments made under the Combined Agreement for the last three fiscal years are disclosed in the table below.

Portfolio	12/31/14	12/31/13	12/31/12
Thrivent Aggressive Allocation Portfolio	$237,595	$207,666	$199,631
Thrivent Moderately Aggressive Allocation Portfolio	921,586	741,935	663,020
Thrivent Moderate Allocation Portfolio	1,563,056	1,232,210	1,030,605
Thrivent Moderately Conservative Allocation Portfolio	723,289	668,295	572,779
Thrivent Growth and Income Plus Portfolio	93,906	97,003	99,567
Thrivent Balanced Income Plus Portfolio	133,729	127,503	128,861
Thrivent Diversified Income Plus Portfolio	154,699	136,583	112,451
Thrivent Opportunity Income Plus Portfolio	90,780	87,262	86,882
Thrivent Partner Technology Portfolio	89,467	87,444	86,841
Thrivent Partner Healthcare Portfolio	93,862	87,199	84,273
Thrivent Natural Resources Portfolio	86,776	86,219	86,344
Thrivent Partner Emerging Markets Equity Portfolio	90,694	91,119	89,280
Thrivent Real Estate Securities Portfolio	104,460	104,107	103,586
Thrivent Partner Small Cap Growth Portfolio	129,474	134,487	126,272
Thrivent Partner Small Cap Value Portfolio	149,805	141,617	132,991
Thrivent Small Cap Stock Portfolio	140,299	137,226	133,867
Thrivent Small Cap Index Portfolio	127,561	121,996	118,756
Thrivent Mid Cap Growth Portfolio	156,229	151,707	152,790
Thrivent Partner Mid Cap Value Portfolio	149,374	137,611	128,143
Thrivent Mid Cap Stock Portfolio	212,090	188,812	177,288
Thrivent Mid Cap Index Portfolio	104,510	99,339	96,671
Thrivent Partner Worldwide Allocation Portfolio	394,574	371,602	270,855
Thrivent Partner All Cap Portfolio	92,139	90,563	90,560
Thrivent Large Cap Growth Portfolio	271,846	254,281	253,150
Thrivent Partner Growth Stock Portfolio	94,589	92,129	91,305
Thrivent Large Cap Value Portfolio	293,713	264,795	241,454
Thrivent Large Cap Stock Portfolio	233,703	211,821	201,684
Thrivent Large Cap Index Portfolio	156,372	144,126	141,201
Thrivent High Yield Portfolio	250,302	249,861	248,940
Thrivent Income Portfolio	345,489	355,936	388,839
Thrivent Bond Index Portfolio	107,639	111,682	114,133
Thrivent Limited Maturity Bond Portfolio	276,990	290,244	347,262
Thrivent Money Market Portfolio	104,091	106,251	109,247

BROKERAGE ALLOCATION AND OTHER TRANSACTIONS

Brokerage Transactions

In connection with the management of the investment and reinvestment of the assets of the Portfolios, the Advisory Contract authorizes Thrivent Financial, acting by its own officers, directors or employees or by a subadviser to select the brokers or dealers that will execute purchase and sale transactions for the Portfolios. In executing portfolio transactions and selecting brokers or dealers, if any, Thrivent Financial and the subadvisers will use reasonable efforts to seek on behalf of the Portfolios the best overall terms available.

In assessing the best overall terms available for any transaction, Thrivent Financial and the subadvisers will consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, Thrivent Financial and the subadvisers may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to any other accounts over which Thrivent Financial and the subadvisers or an affiliate of Thrivent Financial or the subadvisers exercises investment discretion.

Thrivent Financial and the subadvisers may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, Thrivent Financial or a subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided.

To the extent that the receipt of the above-described services may supplant services for which Thrivent Financial or a subadviser might otherwise have paid, it would, of course, tend to reduce the expenses of Thrivent Financial or a subadviser.

In certain cases, Thrivent Financial or the subadviser may obtain products or services from a broker that have both research and non-research uses. Examples of non-research uses are administrative and marketing functions. These are referred to as “mixed use” products. In each case, Thrivent Financial or the subadviser makes a good faith effort to determine the proportion of such products or services that may be used for research and non-research purposes. The portion of the costs of such products or services attributable to research usage may be defrayed by Thrivent Financial or the subadviser, as the case may be, through brokerage commissions generated by transactions of its clients, including the Portfolios. Thrivent Financial or the subadviser pays the provider in cash for the non-research portion of its use of these products or services.

Certain subadvisers may obtain third-party research from broker-dealers or non-broker dealers by entering into a commission sharing arrangement (a “CSA”). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow a subadviser to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third-party research providers for research.

Certain subadvisers or their affiliates may allocate brokerage transactions to brokers who have entered into arrangements with a subadviser or its affiliates under which the broker, using a predetermined methodology, rebates a portion of the compensation paid by a Portfolio to offset that Portfolio’s expenses. This is commonly known as brokerage commission recapture.

The Fund’s Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Portfolio may purchase securities that are offered in underwritings in which an affiliate of a subadviser participates. These procedures prohibit a Portfolio from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that a Portfolio could purchase in the underwritings.

The investment decisions for a Portfolio are and will continue to be made independently from those of other investment companies and accounts managed by Thrivent Financial, the subadvisers or their affiliates. Such other investment companies and accounts may also invest in the same securities as a Portfolio. When purchases and sales of the same security are made at substantially the same time on behalf of such other investment companies and accounts, transactions may be averaged as to the price and available investments allocated as to the amount in a manner which Thrivent Financial and its affiliates believe to be equitable to each investment company or account, including the Portfolio. In some instances, this investment procedure may affect the price paid or received by a Portfolio or the size of the position obtainable or sold by a Portfolio.

Affiliated Transactions

Pyramis and GSAM may place trades with certain brokers with which they are under common control, provided they determine that these affiliates’ products, services and costs are comparable to those of nonaffiliated, qualified brokerage firms. Pyramis and GSAM may trade with their affiliated brokers in exchange for brokerage and research products and services of the type sometimes known as “soft dollars.” Pyramis and GSAM also may trade with their affiliated brokers on an execution-only basis.

Brokerage Commissions

During the last three fiscal years, the Portfolios paid the following brokerage fees:

Fund	12/31/2014	12/31/2013	12/31/2012
Thrivent Aggressive Allocation Portfolio	$437,500	$379,896	$442,728
Thrivent Moderately Aggressive Allocation Portfolio	$1,772,743	$1,445,752	$1,433,601
Thrivent Moderate Allocation Portfolio	$2,628,084	$1,891,635	$1,714,364
Thrivent Moderately Conservative Allocation Portfolio	$886,243	$680,483	$636,154
Thrivent Growth and Income Plus Portfolio	$212,706	$203,685	$265,434
Thrivent Balanced Income Plus Portfolio	$161,332	$166,033	$17,891
Thrivent Diversified Income Plus Portfolio	$559,423	$318,868	$207,111
Thrivent Opportunity Income Plus Portfolio	$9,239	$566	$122
Thrivent Partner Technology Portfolio[1]	$17,608	$23,425	$26,828
Thrivent Partner Healthcare Portfolio	$127,786	$70,610	$23,890
Thrivent Natural Resources Portfolio	$34,555	$18,621	$19,626
Thrivent Partner Emerging Markets Equity Portfolio	$20,261	$17,163	$14,441
Thrivent Real Estate Securities Portfolio	$23,737	$25,550	$29,541
Thrivent Partner Small Cap Growth Portfolio	$431,746	$508,751	$514,099
Thrivent Partner Small Cap Value Portfolio	$143,809	$65,147	$92,789
Thrivent Small Cap Stock Portfolio	$302,330	$325,789	$483,557
Thrivent Small Cap Index Portfolio	$19,660	$16,211	$31,418
Thrivent Mid Cap Growth Portfolio	$206,936	$231,466	$266,296
Thrivent Partner Mid Cap Value Portfolio[2]	$487,763	$467,449	$314,951
Thrivent Mid Cap Stock Portfolio	$338,256	$401,036	$478,945
Thrivent Mid Cap Index Portfolio	$5,869	$9,844	$5,958
Thrivent Partner Worldwide Allocation Portfolio	$2,192,659	$2,484,784	$1,679,302
Thrivent Partner All Cap Portfolio	$58,805	$95,825	$76,242
Thrivent Large Cap Growth Portfolio	$532,734	$667,109	$908,922
Thrivent Partner Growth Stock Portfolio	$18,794	$15,740	$16,798
Thrivent Large Cap Value Portfolio	$364,386	$558,886	$1,229,754
Thrivent Large Cap Stock Portfolio	$1,008,211	$668,500	$994,532
Thrivent Large Cap Index Portfolio	$9,446	$10,899	$20,480
Thrivent High Yield Portfolio	$1,586	$3,781	$390
Thrivent Income Portfolio	$57,047	$67,164	$76,612
Thrivent Bond Index Portfolio	$—	$—	$—
Thrivent Limited Maturity Bond Portfolio	$42,281	$62,112	$59,795
Thrivent Money Market Portfolio	$—	$—	$—

[1]

The aggregate amount paid to affiliated brokerage firms by Thrivent Partner Technology Portfolio was $501 in 2014, $676 in 2013, $0 in 2012. The percentage of the Portfolio’s aggregate brokerage commissions paid to the affiliated broker-dealer during the most recent fiscal year was 2.85%. In addition, the percentage of the Portfolio’s aggregate dollar amount of transactions involving the payment of commissions effected through this affiliated broker-dealer during the most recent fiscal year was 6.79%.

[2]

The aggregate amount paid to affiliated brokerage firms by Thrivent Partner Mid Cap Value Portfolio was $21,432 in 2014, $18,488 in 2013, and $11,226 in 2012. The percentage of the Portfolio’s aggregate brokerage commissions paid to the affiliated broker-dealer during the most recent fiscal year was 4.39%. In addition, the percentage of the Portfolio’s aggregate dollar amount of transactions involving the payment of commissions effected through this affiliated broker-dealer during the most recent fiscal year was 5.88%.

The following table indicates the total amount of brokerage commissions paid by each Portfolio to firms that provided research services and the aggregate amount of transactions relating to such commissions for the most recent fiscal year ended December 31, 2014. The provision of research services was not necessarily a factor in the placement of brokerage business with these firms.

Fund Name	Commissions	Aggregate Transactions
Thrivent Aggressive Allocation Portfolio	$423,750	$465,426,834
Thrivent Moderately Aggressive Allocation Portfolio	$1,730,546	$1,818,219,453
Thrivent Moderate Allocation Portfolio	$2,572,902	$2,577,309,244
Thrivent Moderately Conservative Allocation Portfolio	$868,516	$864,896,850
Thrivent Growth and income Plus Portfolio	$211,309	$183,227,390
Thrivent Balanced Income Plus Portfolio	$159,290	$212,112,370
Thrivent Diversified Income Plus Portfolio	$555,380	$475,423,464
Thrivent Opportunity Income Plus Portfolio	$9,162	$6,030,391
Thrivent Partner Technology Portfolio	$16,569	$26,578,516
Thrivent Partner Healthcare Portfolio	$109,067	$74,407,521
Thrivent Natural Resources Portfolio	$33,878	$47,110,164
Thrivent Partner Emerging Markets Equity Portfolio	$11,914	$6,194,303
Thrivent Real Estate Securities Portfolio	$23,693	$44,787,540
Thrivent Partner Small Cap Growth Portfolio	$386,342	$387,271,150
Thrivent Partner Small Cap Value Portfolio	$121,403	$85,974,813
Thrivent Small Cap Stock Portfolio	$277,512	$336,832,531
Thrivent Small Cap Index Portfolio	$19,465	$13,702,921
Thrivent Mid Cap Growth Portfolio	$196,591	$330,564,769
Thrivent Partner Mid Cap Value Portfolio	$466,979	$602,974,276
Thrivent Mid Cap Stock Portfolio	$335,974	$498,778,525
Thrivent Mid Cap Index Portfolio	$5,698	$4,908,157
Thrivent Partner Worldwide Allocation Portfolio	$1,530,712	$1,200,603,020
Thrivent Partner All Cap Portfolio	$56,994	$137,608,677
Thrivent Large Cap Growth Portfolio	$519,629	$965,474,415
Thrivent Partner Growth Stock Portfolio	$15,835	$35,203,847
Thrivent Large Cap Value Portfolio	$358,017	$443,383,054
Thrivent Large Cap Stock Portfolio	$1,003,612	$1,017,919,730
Thrivent Large Cap Index Portfolio	$9,446	$15,341,296
Thrivent High Yield Portfolio	$1,586	$173,620
Thrivent Income Portfolio	$57,047	$57,047
Thrivent Bond Index Portfolio	$—	$—
Thrivent Limited Maturity Bond Portfolio	$42,281	$1,142,276
Thrivent Money Market Portfolio	$—	$—

Regular Brokers or Dealers

Each of the Portfolios listed below held securities of its “regular brokers or dealers,” as that term is defined by Rule 10b-1 under the 1940 Act, as of December 31, 2014 as follows:

Fund	Regular Broker or Dealer (or Parent)	Aggregate Holdings
Thrivent Aggressive Allocation Portfolio	Bank of America Corporation	$1,258,919
	Citigroup, Inc.	$2,335,983
	Credit Suisse Group AG	$264,394
	Deutsche Bank	$192,278
	J.P. Morgan	$1,994,612
	Morgan Stanley Dean Witter & Company	$921,112
Thrivent Moderately Aggressive Allocation Portfolio	Bank of America Corporation	$19,225,819
	Barclays	$1,936,673
	Citigroup, Inc.	$15,294,831
	Credit Suisse Group AG	$6,800,656
	Deutsche Bank	$6,665,502
	Goldman, Sachs & Company	$2,319,046
	J.P. Morgan	$14,431,300
	Morgan Stanley Dean Witter & Company	$8,673,757
	The Royal Bank of Scotland	$1,016,525
Thrivent Moderate Allocation Portfolio	Bank of America Corporation	$49,829,487
	Barclays	$5,781,849
	Citigroup, Inc.	$30,741,278
	Credit Suisse Group AG	$18,002,441
	Deutsche Bank	$8,858,464
	Goldman, Sachs & Company	$7,540,463
	J.P. Morgan	$34,048,542
	Morgan Stanley Dean Witter & Company	$20,896,829
	The Royal Bank of Scotland	$3,477,946
Thrivent Moderately Conservative Allocation Portfolio	Bank of America Corporation	$34,760,994
	Barclays	$2,807,767
	Citigroup, Inc.	$16,976,808
	Credit Suisse Group AG	$11,790,736
	Deutsche Bank	$5,628,731
	Goldman, Sachs & Company	$6,193,385
	J.P. Morgan	$18,401,482
	Morgan Stanley Dean Witter & Company	$14,006,775
	The Royal Bank of Scotland	$2,494,766
Thrivent Growth and Income Plus Portfolio	Bank of America Corporation	$1,265,201
	Citigroup, Inc.	$735,693
	Credit Suisse Group AG	$68,688
	Deutsche Bank	$85,592
	Goldman, Sachs & Company	$66,897
	J.P. Morgan	$599,953
	Morgan Stanley Dean Witter & Company	$80,093
	Nomura Securities International, Inc.	$20,184
	The Royal Bank of Scotland	$21,030

Fund	Regular Broker or Dealer (or Parent)	Aggregate Holdings
Thrivent Balanced Income Plus Portfolio	Bank of America Corporation	$3,929,611
	Barclays	$168,547
	Citigroup, Inc.	$2,449,590
	Credit Suisse Group AG	$744,928
	Deutsche Bank	$1,166,396
	Goldman, Sachs & Company	$751,952
	HSBC Securities	$589,133
	J.P. Morgan	$2,687,349
	Morgan Stanley Dean Witter & Company	$938,294
	Nomura Securities International, Inc.	$115,081
	The Royal Bank of Scotland	$836,999
Thrivent Diversified Income Plus Portfolio	Bank of America Corporation	$10,880,600
	BNY Mellon	$442,500
	Citigroup, Inc.	$5,294,803
	Credit Suisse Group AG	$2,204,506
	Deutsche Bank	$1,893,151
	Goldman, Sachs & Company	$1,566,675
	J.P. Morgan	$6,519,212
	Morgan Stanley Dean Witter & Company	$1,687,121
	Nomura Securities International, Inc.	$85,931
	The Royal Bank of Scotland	$2,725,375
Thrivent Opportunity Income Plus Portfolio	Bank of America Corporation	$1,542,561
	Barclays	$67,229
	Citigroup, Inc.	$630,479
	Credit Suisse Group AG	$184,074
	Deutsche Bank	$153,732
	Goldman, Sachs & Company	$237,650
	J.P. Morgan	$1,507,542
	Morgan Stanley Dean Witter & Company	$278,086
	Nomura Securities International, Inc.	$51,472
	The Royal Bank of Scotland	$178,329
Thrivent Small Cap Index Portfolio	Investment Technology Group, Inc.	$265,455
Thrivent Partner Worldwide Allocation Portfolio	Barclays	$1,296,987
	Citigroup, Inc.	$1,427,314
	Credit Suisse Group AG	$9,345,206
	Deutsche Bank	$118,889
	HSBC Securities	$9,199,416
	Macquarie Group	$3,203,884
	Nomura Securities International, Inc.	$426,927
Thrivent Partner All Cap Portfolio	Bank of America Corporation	$1,411,163
	Citigroup, Inc.	$1,363,572
	J.P. Morgan	$347,945
Thrivent Large Cap Growth Portfolio	Citigroup, Inc.	$16,937,891
	J.P. Morgan	$18,951,665
Thrivent Partner Growth Stock Portfolio	Morgan Stanley Dean Witter & Company	$795,400
	State Street Bank	$518,100
Thrivent Large Cap Value Portfolio	Deutsche Bank	$8,538,649
	Morgan Stanley Dean Witter & Company	$29,618,368

Fund	Regular Broker or Dealer (or Parent)	Aggregate Holdings
Thrivent Large Cap Stock Portfolio	Bank of America Corporation	$4,027,647
	Citigroup, Inc.	$15,907,258
	Deutsche Bank	$341,098
	J.P. Morgan	$21,605,682
Thrivent Large Cap Index Portfolio	BNY Mellon	$1,083,300
	Goldman, Sachs & Company	$1,870,460
	J.P. Morgan	$5,556,979
	Morgan Stanley Dean Witter & Company	$1,404,560
Thrivent High Yield Portfolio	Citigroup, Inc.	$1,656,758
	Jefferies & Company, Inc.	$2,464,500
	Morgan Stanley Dean Witter & Company	$532,626
Thrivent Income Portfolio	Bank of America Corporation	$32,301,499
	Barclays	$4,385,740
	Citigroup, Inc.	$19,468,023
	Credit Suisse Group AG	$6,813,038
	Goldman, Sachs & Company	$23,563,616
	J.P. Morgan	$17,850,870
	Morgan Stanley Dean Witter & Company	$27,215,862
	Nomura Securities International, Inc.	$3,224,940
	The Royal Bank of Scotland	$8,035,703
Thrivent Bond Index Portfolio	Bank of America Corporation	$346,458
	Barclays	$319,679
	Goldman, Sachs & Company	$505,050
	HSBC Securities	$397,852
	J.P. Morgan	$251,964
Thrivent Limited Maturity Bond Portfolio	Bank of America Corporation	$19,134,312
	Citigroup, Inc.	$4,956,663
	Credit Suisse Group AG	$8,214,114
	Deutsche Bank	$5,907,300
	Goldman, Sachs & Company	$7,492,042
	J.P. Morgan	$25,884,697
	Morgan Stanley Dean Witter & Company	$7,032,334
Thrivent Money Market Portfolio	Royal Bank of Canada	$700,000
	US Bank N.A.	$5,750,000

Portfolio Turnover Rate

The rate of portfolio turnover in the Portfolios will not be a limiting factor when Thrivent Financial or a subadviser deems changes in a Portfolio’s assets appropriate in view of its investment objectives. As a result, while a Portfolio will not purchase or sell securities solely to achieve short-term trading profits, a Portfolio may sell securities without regard to the length of time held if consistent with the Portfolio’s investment objective. A higher degree of equity trading activity will increase brokerage costs to a Portfolio. The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as commercial paper and short-term U.S. Government securities are not considered when computing the turnover rate.

For the last three fiscal years, the portfolio turnover rates in the Portfolios were as follows:

Portfolio	12/31/14	12/31/13	12/31/12
Thrivent Aggressive Allocation Portfolio	58%	43%	69%
Thrivent Moderately Aggressive Allocation Portfolio	88%	60%	93%
Thrivent Moderate Allocation Portfolio	134%	99%	121%
Thrivent Moderately Conservative Allocation Portfolio	182%	198%	190%
Thrivent Growth and Income Plus Portfolio	176%	153%	160%
Thrivent Balanced Income Plus Portfolio[1]	111%	216%	142%
Thrivent Diversified Income Plus Portfolio	136%	150%	155%
Thrivent Opportunity Income Plus Portfolio[2]	140%	755%	936%
Thrivent Partner Technology Portfolio	31%	48%	45%
Thrivent Partner Healthcare Portfolio	63%	61%	40%
Thrivent Natural Resources Portfolio	61%	37%	28%
Thrivent Partner Emerging Markets Equity Portfolio	14%	5%	4%
Thrivent Real Estate Securities Portfolio	21%	22%	32%
Thrivent Partner Small Cap Growth Portfolio	88%	85%	93%
Thrivent Partner Small Cap Value Portfolio	19%	11%	18%
Thrivent Small Cap Stock Portfolio	56%	62%	96%
Thrivent Small Cap Index Portfolio	12%	12%	9%
Thrivent Mid Cap Growth Portfolio	40%	38%	39%
Thrivent Partner Mid Cap Value Portfolio	90%	108%	80%
Thrivent Mid Cap Stock Portfolio	37%	39%	47%
Thrivent Mid Cap Index Portfolio	13%	12%	8%
Thrivent Partner Worldwide Allocation Portfolio	78%	80%	93%
Thrivent Partner All Cap Portfolio	105%	133%	116%
Thrivent Large Cap Growth Portfolio	43%	62%	87%
Thrivent Partner Growth Stock Portfolio	38%	34%	32%
Thrivent Large Cap Value Portfolio	20%	32%	90%
Thrivent Large Cap Stock Portfolio	64%	73%	121%
Thrivent Large Cap Index Portfolio	3%	4%	4%
Thrivent High Yield Portfolio	42%	53%	57%
Thrivent Income Portfolio	87%	115%	132%
Thrivent Bond Index Portfolio	407%	384%	401%
Thrivent Limited Maturity Bond Portfolio	102%	114%	107%
Thrivent Money Market Portfolio	N/A	N/A	N/A
[1]

The portfolio turnover rate for the fiscal year ended December 31, 2014 was lower than the previous fiscal year primarily because the Portfolio had a change in principal strategies during the previous fiscal year which caused increased portfolio turnover.

[2]

The portfolio turnover rate for the fiscal year ended December 31, 2014 was lower than the previous fiscal year primarily because the Portfolio had a change in principal strategies during the previous fiscal year which caused increased portfolio turnover.

CAPITAL STOCK

The total number of shares of capital stock which the Fund has authority to issue is 10,000,000,000 shares of the par value of .01 per share. All shares are divided into certain classes of capital stock, each class comprising a certain number of shares and having the designations indicated, subject, however, to the authority to increase and decrease the number of shares of any class granted to the Board of Directors.

Class	Number of Shares
Thrivent Aggressive Allocation Portfolio	350,000,000
Thrivent Moderately Aggressive Allocation Portfolio	700,000,000
Thrivent Moderate Allocation Portfolio	1,200,000,000
Thrivent Moderately Conservative Allocation Portfolio	800,000,000
Thrivent Growth and Income Plus Portfolio	200,000,000
Thrivent Balanced Income Plus Portfolio	200,000,000
Thrivent Diversified Income Plus Portfolio	250,000,000
Thrivent Opportunity Income Plus Portfolio	50,000,000
Thrivent Partner Technology Portfolio	100,000,000
Thrivent Partner Healthcare Portfolio	50,000,000
Thrivent Natural Resources Portfolio	200,000,000
Thrivent Partner Emerging Markets Equity Portfolio	100,000,000
Thrivent Real Estate Securities Portfolio	100,000,000
Thrivent Partner Small Cap Growth Portfolio	50,000,000
Thrivent Partner Small Cap Value Portfolio	150,000,000
Thrivent Small Cap Stock Portfolio	200,000,000
Thrivent Small Cap Index Portfolio	200,000,000
Thrivent Mid Cap Growth Portfolio	200,000,000
Thrivent Partner Mid Cap Value Portfolio	50,000,000
Thrivent Mid Cap Stock Portfolio	200,000,000
Thrivent Mid Cap Index Portfolio	200,000,000
Thrivent Partner Worldwide Allocation Portfolio	700,000,000
Thrivent Partner All Cap Portfolio	100,000,000
Thrivent Large Cap Growth Portfolio	300,000,000
Thrivent Partner Growth Stock Portfolio	50,000,000
Thrivent Large Cap Value Portfolio	200,000,000
Thrivent Large Cap Stock Portfolio	400,000,000
Thrivent Large Cap Index Portfolio	200,000,000
Thrivent High Yield Portfolio	350,000,000
Thrivent Income Portfolio	300,000,000
Thrivent Bond Index Portfolio	200,000,000
Thrivent Limited Maturity Bond Portfolio	450,000,000
Thrivent Money Market Portfolio	1,200,000,000

Subject to any then applicable statutory requirements, the balance of any unassigned shares of the authorized capital stock may be issued in such classes, or in any new class or classes having such designations, such powers, preferences and rights as may be fixed and determined by the Board of Directors. In addition, and subject to any applicable statutory requirements, the Board of Directors has the authority to increase or decrease the number of shares of any class, but the number of shares of any class will not be decreased below the number of shares thereof then outstanding.

The holder of each share of stock of the Fund shall be entitled to one vote for each full share and a fractional vote for each fractional share of stock, irrespective of the class, then standing in such holder’s name on the books of the Fund. On any matter submitted to a vote of shareholders, all shares of the Fund will be voted in the aggregate and not by class except that (a) when otherwise expressly required by statutes or the 1940 Act shares will be voted by individual class, (b) only shares of a particular Portfolio are entitled to vote on matters concerning only that Portfolio, and (c) fundamental objectives and restrictions may be changed, with respect to any Portfolio, if such change is approved by the holders of a majority (as defined under the 1940 Act) of the outstanding shares of such Portfolio. No shareholder will have any cumulative voting rights.

The shares, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights and will be freely transferable. The consideration received by the Fund for the sale of shares shall become part of the assets of the Portfolio to which the shares relate. Each share will have a pro rata interest in the assets of the Portfolio to which the share relates and will have no interest in the assets of any other Portfolio.

The Board of Directors may from time to time declare and pay dividends or distributions, in stock or in cash, on any or all classes of stock, the amount of such dividends and distributions and the payment of them being wholly in the discretion of the Board. Dividends or distributions on shares of stock shall be paid only out of undistributed earnings or other lawfully available funds belonging to the Portfolios.

Inasmuch as one goal of the Fund is to qualify as a Regulated Investment Company under the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, and inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books of the Fund, the Board of Directors has the power in its discretion to distribute in any fiscal year as dividends, including dividends designated in whole or in part as capital gains distributions, amounts sufficient in the opinion of the Board to enable the Fund and each portfolio to qualify as a Regulated Investment Company and to avoid liability for Federal income tax in respect of that year.

NET ASSET VALUE

(All Portfolios Except the Thrivent Money Market Portfolio).

The net asset value per share is determined at the close of each day the New York Stock Exchange (the “NYSE”) is open, or any other day as provided by Rule 22c-1 under the 1940 Act. Determination of net asset value may be suspended when the NYSE is closed or if certain emergencies have been determined to exist by the Securities and Exchange Commission, as allowed by the 1940 Act.

Net asset value is determined by adding the market or appraised value of all securities and other assets; subtracting liabilities; and dividing the result by the number of shares outstanding.

The market value of each Portfolio’s securities is determined at the close of regular trading of the NYSE on each day the NYSE is open. The value of portfolio securities is determined in the following manner:

•

Equity securities traded on the NYSE or any other national securities exchange are valued at the last sale price. If there has been no sale on that day or if the security is unlisted, it is valued at prices within the range of the current bid and asked prices considered best to represent value in the circumstances.

•

Equity securities not traded on a national securities exchange are valued at prices within the range of the current bid and asked prices considered best to represent the value in the circumstances, except that securities for which quotations are furnished through the nationwide automated quotation system approved by the NASDAQ will be valued at their last sales prices so furnished on the date of valuation, if such quotations are available for sales occurring on that day.

•

Bonds and other income securities traded on a national securities exchange will be valued at the last sale price on such national securities exchange that day. Thrivent Financial may value such securities on the basis of prices provided by an independent pricing service or within the range of the current bid and asked prices considered best to represent the value in the circumstances, if those prices are believed to better reflect the fair market value of such exchange listed securities.

•

Bonds and other income securities not traded on a national securities exchange will be valued within the range of the current bid and asked prices considered best to represent the value in the circumstances. Such securities may also be valued on the basis of prices provided by an independent pricing service if those prices are believed to reflect the fair market value of such securities.

For all Portfolios other than the Thrivent Money Market Portfolio, debt securities with maturities of 60 days or less may be valued at amortized cost, if appropriate.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data employed in determining valuation for such securities.

All other securities and assets will be appraised at fair value as determined by the Board of Directors.

Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of shares of a Portfolio are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and exchange rates may occur between the times at which they are determined and the close of the NYSE, which will not be reflected in the computation of net asset values. If during such periods events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the Directors of the Fund.

For purposes of determining the net asset value of shares of a Portfolio all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars based upon an exchange rate quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

NET ASSET VALUE

(Thrivent Money Market Portfolio)

Securities held by the Thrivent Money Market Portfolio are valued on the basis of amortized cost, which involves a constant amortization of premium or accretion of discount to maturity regardless of the impact of fluctuating interest rates on the market value of the security. Amortized cost approximates market value. While this method provides certainty in valuation, it may result in periods in which the value as determined by amortized cost is higher or lower than the price the Thrivent Money Market Portfolio would receive if it sold the security.

The Thrivent Money Market Portfolio anticipates that under ordinary and usual circumstances it will be able to maintain a constant net asset value of 1.00 per share and the Thrivent Money Market Portfolio will use its best efforts to do so. However, such maintenance at 1.00 might not be possible if (1) there are changes in short-term interest rates or other factors such as unfavorable changes in the credit of issuers affecting the values of the securities held by the Thrivent Money Market Portfolio and the Thrivent Money Market Portfolio is compelled to sell such securities at a time when the prices that it is able to realize vary significantly from the values determined on the amortized cost basis or (2) the Thrivent Money Market Portfolio should have negative net income.

The utilization of the amortized cost method of valuation requires compliance with the requirements of Rule 2a-7 under the 1940 Act. Such compliance requires, among other things, the following:

(1)	The Directors must adopt procedures whereby the extent of deviation, if any, of the current net asset value per share calculated using available market quotations (or an appropriate substitute that reflects current market conditions) from the Thrivent Money Market Portfolio’s net asset value per share under the amortized cost valuation method will be determined at such intervals as the Directors deem appropriate and reasonable in light of current market conditions, and the Directors must review periodically the amount of the deviation as well as the methods used to calculate the deviation;

(2)	In the event such deviation from the Thrivent Money Market Portfolio’s net asset value under the amortized cost valuation method exceeds 1/2 of 1%, the Directors must promptly consider what action should be initiated by them, and when the Directors believe the extent of any deviation from the Thrivent Money Market Portfolio’s net asset value per share under the amortized cost valuation method may result in material dilution or any other unfair results to investors or existing shareholders, they must take such action as they deem appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results (shareholders will be notified in the event any such corrective action is taken by the Directors);

(3)	The Thrivent Money Market Portfolio will maintain a weighted average maturity (WAM) of not more than 60 days and a weighted average life (WAL) of not more than 120 days. When calculating its WAM, the Portfolio may shorten its maturity by using the interest rate resets of certain adjustable rate securities. Generally, the Portfolio may not take into account these resets when calculating its WAL;

(4)	The Thrivent Money Market Portfolio must limit its portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments that the Directors determine present minimal credit risks and which are “eligible securities” as defined in Rule 2a-7; and

(5)	The Thrivent Money Market Portfolio must record, maintain and preserve certain records and observe certain reporting obligations in accordance with Rule 2a-7.

Securities in which the Thrivent Money Market Portfolio invests must be U.S. dollar-denominated Eligible Securities (as defined in Rule 2a-7 under the 1940 Act) that are determined to present minimal credit risks. In general, the term “Eligible Security” is limited to any security that:

(1)	(a) either (i) has received a short-term rating from a designated nationally recognized statistical rating organization (NRSRO”) or has been issued by an issuer that has received a short-term rating from a designated NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security with the security or (ii) is subject to a guarantee that has received a short-term rating from a designated NRSRO, or a guarantee issued by a guarantor that has received a short-term rating from a designated NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security with the guarantee, (b) has a remaining maturity of 397 calendar days or less and (c) has received a rating from the requisite number of NRSROs (i.e., two, if two organizations have issued ratings and one, if only one has issued a rating) in one of the two highest short-term major rating categories; or

(2)	is unrated but is of comparable quality to a rated security as described in (1) above, and that at the time of issuance (a) had a remaining maturity of more than 397 calendar days and now has a remaining maturity of 397 calendar days or less, and (b) has not received a long-term rating from any designated NRSRO in the NRSRO’s three highest long-term rating categories, unless the security has received a long-term rating from the requisite number of NRSROs (i.e., two, if two organizations have issued ratings and one if only one has issued a rating) in one of the three highest long-term rating categories.

TAX STATUS

The Portfolios expect to pay no federal income tax because they intend to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, each Portfolio must, among other requirements:

•	derive at least 90% of its gross income from dividends, interest, gains from the sale of securities, and certain other investments;

•	invest in securities within certain statutory limits; and

•	distribute at least 90% of its ordinary income to shareholders.

It is each Portfolio’s policy to distribute substantially all of its income on a timely basis, including any net realized gains on investments each year.

DISTRIBUTIONS

Dividends and capital gains distributions of each Portfolio will be reinvested in additional full and fractional shares of that Portfolio.

Dividends

Dividends are declared and paid as follows:

—declared daily and paid daily	Thrivent High Yield Portfolio
Thrivent Income Portfolio
Thrivent Bond Index Portfolio
Thrivent Limited Maturity Bond Portfolio
Thrivent Opportunity Income Plus Portfolio

—declared daily and paid monthly	Thrivent Money Market Portfolio

—declared and paid at least annually	Thrivent Aggressive Allocation Portfolio
Thrivent Moderately Aggressive Allocation Portfolio
Thrivent Moderate Allocation Portfolio
Thrivent Moderately Conservative Allocation Portfolio
Thrivent Partner Technology Portfolio
Thrivent Partner Healthcare Portfolio
Thrivent Natural Resources Portfolio
Thrivent Partner Emerging Markets Equity Portfolio
Thrivent Real Estate Securities Portfolio
Thrivent Partner Small Cap Growth Portfolio
Thrivent Partner Small Cap Value Portfolio
Thrivent Small Cap Stock Portfolio
Thrivent Small Cap Index Portfolio
Thrivent Mid Cap Growth Portfolio
Thrivent Partner Mid Cap Value Portfolio
Thrivent Mid Cap Stock Portfolio
Thrivent Mid Cap Index Portfolio
Thrivent Partner Worldwide Allocation Portfolio
Thrivent Partner All Cap Portfolio
Thrivent Large Cap Growth Portfolio
Thrivent Partner Growth Stock Portfolio

Thrivent Large Cap Value Portfolio
Thrivent Large Cap Stock Portfolio
Thrivent Large Cap Index Portfolio
Thrivent Growth and Income Plus Portfolio
Thrivent Balanced Income Plus Portfolio
Thrivent Diversified Income Plus Portfolio

Income dividends are derived from investment income, including dividends, interest, and certain foreign currency gains received by a Portfolio.

Capital Gains

While the Portfolios do not intend to engage in short-term trading, they may dispose of securities held for only a short time if Thrivent Financial or the subadviser believes it to be advisable. Such changes may result in the realization of capital gains. Each Portfolio distributes its realized gains in accordance with federal tax regulations. Distributions from any net realized capital gains will be declared and paid at least annually and in compliance with applicable regulations.

Contract owners should review the documents pertaining to their variable contracts for information regarding the personal tax consequences of purchasing such a contract.

Under existing tax law, dividends or capital gains distributions from a Portfolio are not currently taxable to holders of variable annuity contracts when left to accumulate within a variable contract. Depending on the variable contract, withdrawals from the contract may be subject to ordinary income tax and, in addition, a 10% penalty tax on withdrawals before age 59 1/2.

DESCRIPTION OF DEBT RATINGS

A Portfolio’s investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch, or, if unrated, determined by Thrivent Financial for Lutherans to be of comparable quality). The percentage of a Portfolio’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by Thrivent Asset Mgt.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by Thrivent Asset Mgt.

Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s, BBB by S&P or Fitch and comparable securities. They are deemed predominately speculative with respect to the issuer’s ability to repay principal and interest.

The following is a description of Moody’s, S&P’s and Fitch’s rating categories applicable to fixed income securities.

Moody’s Investors Service, Inc.

Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1:	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2:	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3:	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP:	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1:	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2:	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3:	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG:	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

VMIG 1:	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2:	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3:	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG:	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s Ratings Services

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB:	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

R:	An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory Supervision, the regulators may have to power to favor one class of obligations over others or pay some obligations and not other. Please see standard & Poor’s issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

SD and D:	An obligor rated ‘SD’ (selective default) or ‘D’ has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A ‘D’ rating is assigned when standard & Poor’s believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when Standard & Poor’s believes that the obligor has selectively defaulted on a specific issue or Class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A selective default includes the completion of a distressed exchange offer, whereby one or more financial obligation is either repurchased for an amount of cash or replaced by other instruments having a total value that is less per. Please see Standard & Poor’s issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

NR:	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-):	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

A-1:	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C:	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D:	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Fitch, Inc.

Long-Term Credit Ratings

Investment Grade

AAA:	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA:	Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A:	High credit quality. “A” ratings denote low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB:	Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB:	Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B:	Highly speculative. ‘B’ ratings indicate that material credit risk is present, but a limited margin of safety remains, financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC:	Substantial credit risk. Default is a real possibility.

CC:	Very high levels of credit risk. Default of some kind appears probable.

C:	Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a “C” category rating for an issuer include:

•	a. The issuer has entered into a grace or cure period following non-payment of a material financial obligation;

•	b. The issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

•	c. Fitch ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

D:	“Indicates an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration receivorship, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Short-Term Credit Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.

F1:	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2:	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3:	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B:	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C:	High short-term default risk. Default is a real possibility.

RD:	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D:	Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AND FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm and financial statements in the Annual Report of the Fund for the year ended December 31, 2014 is a separate report furnished with this SAI and is incorporated herein by reference.

APPENDIX A

THRIVENT FINANCIAL FOR LUTHERANS and

THRIVENT ASSET MANAGEMENT, LLC

PROXY VOTING PROCESS AND POLICIES SUMMARY

•	RESPONSIBILITY TO VOTE PROXIES

Overview.  Thrivent Financial for Lutherans and Thrivent Asset Management, LLC (“Thrivent Financial”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, Thrivent Financial analyzes the proxy statements of issuers whose stock is owned by the investment companies which it sponsors and serves as investment adviser (“Thrivent Funds”) and by institutional accounts who have requested that Thrivent Financial be involved in the proxy process.

Thrivent Financial has adopted Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations.  It is the policy of Thrivent Financial that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Thrivent Fund. Proxies are voted solely in the interests of the client, Thrivent Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Thrivent Financial votes proxies, where possible to do so, in a manner consistent with its fiduciary obligations and responsibilities. Logistics involved may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Consideration Given Management Recommendations.  One of the primary factors Thrivent Financial considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, Thrivent Financial believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company’s management will not be supported in any situation where it is found to be not in the best interests of the client, and Thrivent Financial reserves the right to vote contrary to management when it believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

•	ADMINISTRATION OF POLICIES AND PROCEDURES

Thrivent Financial’s Compliance and Governance Committee (“Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. Annually, the Committee reviews the proxy voting policies and procedures. As discussed below, Thrivent Financial portfolio management may, with the approval of the Committee, vote proxies other than in accordance with the proxy voting policies and procedures.

•	HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, Thrivent Financial has retained Institutional Shareholder Services Inc. (“ISS”), an expert in the proxy voting area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibilities. While the Committee relies upon ISS research in helping to establish Thrivent Financial’s proxy voting guidelines, Thrivent Financial may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Summary of Thrivent Financial’s Voting Policies

Voting guidelines have been adopted by the Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals. The voting guidelines are available to shareholders upon request. The following is a summary of the significant Thrivent Financial policies:

Board Structure and Composition Issues — Thrivent Financial believes boards are expected to have a majority of directors independent of management. The independent directors are expected to organize much of the board’s work, even if the chief executive officer also serves as chairman of the board. Key committees (audit, compensation, and nominating/corporate governance) of the board are expected to be entirely independent of management. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Individual directors, in turn, are expected to devote significant amounts of time to their duties, to limit the number of directorships they accept, and to own a meaningful amount of stock in companies on whose boards they serve. As such, Thrivent Financial withholds votes for directors who miss more than one-fourth of the scheduled board meetings. Thrivent Financial votes against management efforts to stagger board member terms because a staggered board may act as a deterrent to takeover proposals. For the same reasons, Thrivent Financial votes for proposals that seek to fix the size of the board.

Executive and Director Compensation — Non-salary compensation remains one of the most sensitive and visible corporate governance issues. Although shareholders have little say about how much the CEO is paid in salary and bonus, they do have a major voice in approving stock option and incentive plans. Stock option plans transfer significant amounts of wealth from shareholders to employees, and in particular to executives and directors. Rightly, the cost of these plans must be in line with the anticipated benefits to shareholders. Clearly, reasonable limits must be set on dilution as well as administrative authority. In addition, shareholders must consider the necessity of the various pay programs and examine the appropriateness of award types. Consequently, the pros and cons of these proposals necessitate a case-by-case evaluation. Generally, Thrivent Financial opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, and dilution to shareholders.

Ratification of Auditors — Annual election of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. In line with this, Thrivent Financial votes for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Mergers and Acquisitions, Anti-Takeover and Corporate Governance Issues — Thrivent Financial votes on mergers and acquisitions on a case-by-case basis, taking the following into account: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; the opinion of the financial advisor; potential conflicts of interest between management’s interests and shareholders’ interests; and changes in corporate governance and their impact on shareholder rights. Thrivent Financial generally opposes anti-takeover measures since they adversely impact shareholder rights. Also, Thrivent Financial will consider the dilutive impact to shareholders and the effect on shareholder rights when voting on corporate governance proposals.

Social, Environmental and Corporate Responsibility Issues — In addition to moral and ethical considerations intrinsic to many of these proposals, Thrivent Financial recognizes their potential for impact on the economic performance of the company. Thrivent Financial balances these considerations carefully. On proposals which are primarily social, moral or ethical, Thrivent Financial believes it is impossible to vote in a manner that would accurately reflect the views of the beneficial owners of the portfolios that it manages. As such, on these items Thrivent Financial abstains. When voting on matters with apparent economic or operational impacts on the company, Thrivent Financial realizes that the precise economic effect of such proposals is often unclear. Where this is the case, Thrivent Financial relies on management’s assessment, and generally votes with company management.

Shareblocking — Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Thrivent Financial generally abstains from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Meeting Notification

Thrivent Financial utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes on behalf of our clients. ISS tracks and reconciles Thrivent Financial holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily in ProxyExchange, ISS’ web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Thrivent Financial upon request.

Vote Determination

ISS provides comprehensive summaries of proxy proposals, publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with Thrivent Financial. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

Portfolio managers, executive officers, and directors (or persons holding equivalent positions) of Thrivent Financial and its affiliates may on any particular proxy vote request to diverge from Policies and Procedures. In such cases, the person requesting to diverge from the Policies and Procedures is required to document in writing the rationale for their vote and submit all written documentation to the Committee for review and approval. In determining whether to approve any particular request, the Committee will determine that the request is not influenced by any conflict of interest and is in the best interests of its clients.

Monitoring and Resolving Conflicts of Interest

The Committee is responsible for monitoring and resolving possible material conflicts between the interests of Thrivent Financial and those of its clients with respect to proxy voting.

Application of the Thrivent Financial guidelines to vote client proxies should in most instances adequately address any possible conflicts of interest since the voting guidelines are pre-determined by the Committee using recommendations from ISS.

However, for proxy votes inconsistent with Thrivent Financial guidelines, Investment Operations gathers the documentation with respect to the portfolio manager’s voting rationale and brings it to the Committee for review for possible conflicts of interest. The Committee assesses whether any business or other relationships between Thrivent Financial and a portfolio company could have influenced an inconsistent vote on that company’s proxy.

Securities Lending

Thrivent Financial will generally not vote nor seek to recall in order to vote shares on loan, unless it determines that a vote is particularly significant. Seeking to recall securities in order to vote them even in these limited circumstances may nevertheless not result in Thrivent Financial voting the shares because the securities are unable to be recalled in time from the party with custody of the securities, or for other reasons beyond Thrivent Financial’s control.

•	REPORTING AND RECORD RETENTION

Proxy statements and solicitation materials received from issuers (other than those which are available on the SEC’s EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. Thrivent Financial retains documentation on shares voted differently than the Thrivent Financial voting guidelines, and any document which is material to a proxy voting decision such as the Thrivent Financial voting guidelines and the Committee meeting materials. In addition, all SEC filings with regard to proxy voting, such as Form N-PX, will be kept. All proxy voting materials and supporting documentation are retained for five years.

ISS provides Vote Summary Reports for each Thrivent Fund. The report specifies the company, ticker, cusip, meeting dates, proxy proposals, and votes which have been cast for the Thrivent Fund during the period, the position taken with respect to each issue and whether the fund voted with or against company management. Information on how each Thrivent Fund voted proxies during the most recent 12-month period ending June 30 is available at the Thrivent Financial web site or the SEC web site.

Aberdeen U.S. Registered Advisers (the “Aberdeen Advisers”)

Proxy Voting Policies and Procedures

Effective as of March 4, 2015

Policy Statement

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) requires the Aberdeen Advisers to vote proxies in a manner consistent with clients’ best interest and must not place its interests above those of its clients when doing so. It requires the Aberdeen Advisers to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the Aberdeen Advisers vote proxies in the best interest of the clients, and (ii) to disclose to the clients how they may obtain information on how the Aberdeen Advisers voted proxies. In addition, Rule 204-2 requires the Aberdeen Advisers to keep records of proxy voting and client requests for information.

As registered investment advisers, the Aberdeen Advisers have an obligation to vote proxies with respect to securities held in its client portfolios in the best economic interests of the clients for which it has proxy voting authority.

The Aberdeen Advisers invest for the clients’ portfolios in companies globally and actively target investment in those companies with sound corporate governance practices. The Aberdeen Advisers are committed to exercising responsible ownership with a conviction that companies adopting best practices in corporate governance will be more successful in their core activities and deliver enhanced returns to shareholders.

Aberdeen’s Corporate Governance Policy and Principles are published on our website:

http://www.aberdeenasset.com/doc.nsf/Lit/CorporateGovernanceGroupPrinciples

Our proxy voting records are published on our website:

http://www.aberdeen-asset.com/aam.nsf/groupCsr/governancevoting

Policy

Each of the Aberdeen Advisers provides advisory resources to certain U.S. clients, including substantive advice on voting proxies for certain equity securities. These Policies and Procedures are adopted to ensure compliance by the Aberdeen Advisers with Rule 206(4)-6 under the Advisers Act and other applicable fiduciary obligations under rules and regulations of the SEC and interpretations of its staff with respect to proxies for voting securities held by client portfolios.

Clients may consist of investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”) (the “Funds” and each, a “Fund”), and other U.S. residents as well as non-U.S. registered funds or clients. Each Aberdeen Adviser follows these Policies and Procedures for each of its respective U.S. clients as required under the Advisers Act and other applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies or to vote in accordance with the client’s proxy voting policies and procedures. The Aberdeen Advisers who advise or sub-advise the Funds follow both these Policies and Procedures and the proxy voting policies and procedures adopted by the Funds and their respective Boards of Directors or Trustees. The Aberdeen Advisers located outside the U.S. may provide proxy voting services to their non-U.S. based clients in accordance with the regulatory requirements of the jurisdiction in which the client is located.

Aberdeen’s Corporate Governance Policy and Principles are published on our website:

http://www.aberdeenasset.com/doc.nsf/Lit/CorporateGovernanceGroupPrinciples

To the extent that an Aberdeen Adviser may rely on sub-advisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the Aberdeen Adviser may delegate responsibility for voting proxies to the sub-adviser. However, such sub-advisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of the Aberdeen Advisers’ clients.

Upon request, the Aberdeen Advisers will provide clients with a copy of these Policies and Procedures, as revised from time to time.

As disclosed in Part 2A of each Aberdeen Adviser’s Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its Aberdeen Adviser. Unless specifically requested by a client in writing, and other than as required for the Funds, the Aberdeen Advisers do not generally disclose client-specific proxy votes to third parties.

Our proxy voting records are published on our website:

http://www.aberdeen-asset.com/aam.nsf/groupCsr/governancevoting

ERISA

The U.S. Department of Labor (“DOL”) has indicated that an investment adviser with a duty to vote proxies has an obligation to take reasonable steps under the circumstances to ensure that it receives the proxies. Failure to take any action to reconcile proxies would cause Aberdeen to fail to satisfy ERISA’s fiduciary responsibility provisions. Appropriate steps include informing the Plan sponsor and its trustees, bank custodian or broker/dealer custodian of the requirement that all proxies be forwarded to the adviser and making periodic reviews during the proxy season, including follow-up letters and phone calls if necessary. When voting proxies, an investment manager must consider proxies as a Plan asset and vote only in the best economic interests of the Plan participants, vote consistently among clients, and avoid specific client voting instructions about voting proxies.

DOL has provided investment managers with the following guidance about their ERISA responsibilities, including proxy voting, compliance with written statements of investment policy, and active monitoring of corporate management by Plan fiduciaries:

i.	Where the authority to manage Plan assets has been delegated to an investment manager, only the investment manager has authority to vote proxies, except when the named fiduciary has reserved to itself or to another named fiduciary (as authorized by the plan document) the right to direct a Plan trustee regarding the voting of proxies.

ii.	Investment managers, as Plan fiduciaries, have a responsibility to vote proxies on foreign issues that may affect the value of the shares in the Plan’s portfolio and will vote such proxies unless the cost of doing so cannot be justified.

iii.	An investment manager is required to comply with statements of investment policy, unless compliance with the guidelines in a given instance would be imprudent and therefore failure to follow the guidelines would not violate ERISA. ERISA does not shield the investment manager from liability for imprudent actions taken in compliance with a statement of investment policy.

On occasions when it is deemed to be a fiduciary for an ERISA client’s assets, Aberdeen will vote the Plan assets in accordance with Aberdeen’s Proxy Voting Policy. Aberdeen will provide each ERISA client (upon request) with proxy voting records to demonstrate how proxies for securities held in the portfolio were voted.

Aberdeen Corporate Governance Principles

The framework we use for investment analysis, shareholder engagement and proxy voting across companies worldwide

Introduction

Aberdeen Asset Management PLC (Aberdeen) is a global investment management group, managing funds across equities, fixed income, property and alternative assets for both institutional and retail clients from offices throughout the world. Aberdeen invests for its clients’ portfolios in companies globally and actively targets investment in those companies with sound corporate governance practices. Aberdeen is committed to exercising responsible ownership with a conviction that companies adopting best practices in corporate governance will be more successful in their core activities and deliver enhanced returns to shareholders.

The Aberdeen Corporate Governance Principles for equity investments provide a framework for investment analysis, shareholder engagement and proxy voting for companies worldwide. The Principles aim to combine international best practices with an understanding of the economic, legal and cultural context of each company and cover:

•	Ownership structure

•	Shareholder rights

•	Effective proxy voting

•	Transparency and disclosure

•	The board of directors

•	Remuneration

The Principles are not intended either as a set of prerequisites for investment or as an exhaustive list of proxy voting intentions but rather as an outline of Aberdeen’s views across all aspects of corporate governance. The main text of the Principles is supplemented with specific examples from around the world that further illustrate many of the most important or topical issues.

Corporate Governance

Corporate governance is the system by which companies are directed and controlled. Boards of directors are responsible for the governance of their companies. The shareholders’ role in governance is to appoint the directors and the auditors and to satisfy themselves that an appropriate governance structure is in place. The responsibilities of the board include setting the company’s strategic aims, providing the leadership to put them into effect, supervising the management of the business and reporting to shareholders on their stewardship. The board’s actions are subject to laws, regulations and the shareholders in general meeting.

Source: Financial Reporting Council, The UK Corporate Governance Code, June 2011

Our Stewardship Responsibilities

Investment Analysis

In our active equity business, corporate governance and engagement are key components of our investment process. A review of the corporate governance practices of a potential investee company is part of our initial screening process and we only make an investment after we have conducted meetings with the management team. After we have invested in a company, we hold regular meetings with management to discuss strategic, operational and governance matters and aim to visit companies in our core portfolios at least once but, in practice, it is often at least twice annually. Engagement is therefore embedded in our investment process which is reinforced with all voting decisions being taken by our investment managers.

By considering corporate governance as a key element of broader investment analysis, it is possible to avoid a box-ticking approach that ignores the particular circumstances of each company and prevailing market practice. With an equity investment process that emphasises investing for the long term, Aberdeen’s funds are more likely to benefit from the gradual value creation that results from a company’s governance reforms over time.

Proxy Voting

We endeavour to exercise proxy votes at all shareholder meetings where we are authorised to so by our clients. On this latter point it is important to note that Aberdeen acts as an agent on behalf of its clients and is not the beneficial owner of the investee company’s shares. Voting decisions are made by our investment managers and are based on their knowledge of the company and discussions with management — our investment managers consider explanations from companies about their compliance with relevant corporate governance codes and may refer to independent research from voting advisory services in reaching a voting decision. Where contentious issues arise in relation to motions put before a shareholders’ meeting, Aberdeen will usually contact the management of the company to exchange views and give management the opportunity to articulate its position. The long term nature of the relationships that we develop with investee company boards should enable us to deal with any concerns that we may have over strategy, the management of risk or governance practices directly with the chairman or senior independent director. In circumstances where this approach is unsuccessful we are prepared to escalate our intervention by expressing our concerns through the company’s advisers, through interaction with other shareholders or attending and speaking at General Meetings.

Shareholder Engagement

One of the purposes of engagement is to encourage companies in which Aberdeen is a shareholder to strengthen their governance practices. Engagement with a company is most effective where it is built upon a long term relationship with the board and senior management, who are more likely to see Aberdeen as a credible and committed partner. Engagement is undertaken through a variety of formal and informal channels, ranging from participation in shareholders’ meetings to private company meetings and formal correspondence. Engagement is complementary to both investment analysis and proxy voting because it allows Aberdeen to address specific governance concerns rather than simply divesting or voting against management without explanation.

Dialogue with Shareholders

The chairman should ensure that the views of shareholders are communicated to the board as a whole. The chairman should discuss governance and strategy with major shareholders. Non-executive directors should be offered the opportunity to attend scheduled meetings with major shareholders and should expect to attend meetings if requested by major shareholders. The senior independent director should attend sufficient meetings with a range of major shareholders to listen to their views in order to help develop a balanced understanding of the issues and concerns of major shareholders.

Source: Financial Reporting Council, The UK Corporate Governance Code, June 2011

Collective engagement will only be used to raise legitimate concerns that we may have over corporate issues, events or matters of governance with the management of investee companies and will only be entered into on the basis that we shall maintain proper standards of market conduct. Collective engagement would reflect ad hoc discussions and understandings undertaken in good faith aimed solely at exerting influence intended to promote generally accepted principles of good corporate governance. We shall take all necessary steps to avoid being involved in a concert party. Examples of collective engagement could include:

•	discussions between shareholders about possible issues which might be raised with a company’s board of directors;

•	joint representations by shareholders to the board; and

•	agreement by shareholders to vote in the same way on a particular resolution at a general meeting.

Policy Dialogue

Aberdeen is a member of various international and regional bodies, including the Asian Corporate Governance Association (ACGA), the Association of British Insurers (ABI) and the Investment Management Association (IMA), as well as being a signatory of the United Nations Principles for Responsible Investing (UNPRI). All of these bodies provide opportunities for us to speak with other investors about corporate governance related issues.

Managing Conflicts of Interest

Aberdeen has implemented conflicts of interest procedures to ensure the appropriate handling of proxy voting decisions where there is a potential conflict of interest. The guiding principle of Aberdeen’s conflicts of interest policy is simple — to exercise our right to vote in the best interests of the clients on whose behalf we are managing funds. The key steps in this process include the prior identification of potential conflicts, cross-reference against any available third-party proxy voting recommendations and record-keeping of the voting rationale.

Reporting

Aberdeen discloses voting decisions through its website and through other channels. Aberdeen believes that this level of transparency is important to encourage companies to move towards better corporate governance practices: www.aberdeen-asset.com/aam.nsf/aboutus/governancevoting

We report on our proxy voting and engagement activities and findings to clients who request that information, usually on a quarterly basis. The reports include quantitative information on voting as well as qualitative explanations of voting decisions on contentious issues or where we have voted against or abstained on resolutions proposed by management and for all votes cast or abstained on resolutions proposed by shareholders. Reports to clients will also include information on engagements with companies if requested by the client. The content of reports therefore will vary subject to the requirements of individual clients.

An independent service audit of the internal controls of Aberdeen Asset Management PLC and its operating subsidiaries is carried out each year. The scope of this report, inter alia, includes proxy voting and specifically addresses the controls over the decision to vote, the processing of proxy votes and attendance at general meetings.

Aberdeen complies with the UK Stewardship Code and our disclosure statement is available on the Group website: www.aberdeen-asset.com/doc.nsf/Lit/SalesAidGroupDisclosureresponsetothe UKstewardship code

The Aberdeen Principles

Ownership structure

1.	At the heart of corporate governance is the nature of ownership and control of the company. The Aberdeen Corporate Governance Principles have been developed with the goal of taking into account the different ownership structures that prevail across the globe and the different challenges that these pose for corporate governance.

2.	Many assumptions about corporate governance best practices have been shaped by the experience of markets such as the UK and the USA that are characterised by the prevalence of broadly held companies, where share ownership is dispersed among many shareholders without any controlling shareholder. In these markets the basic corporate governance challenge is to ensure the accountability of management to the many dispersed shareholders, each with a proportionately small share of the company and consequently little influence. In contrast, most markets across the world — both emerging markets and many developed markets outside the UK and the USA — are characterised by the prevalence of companies with controlling shareholders. In these markets the basic governance challenge is to ensure the fair treatment of the minority shareholders.

3.	The company should ensure the transparency of the ownership structure and, in particular, that any controlling or influential shareholders in the company are disclosed. Transparency of ownership structure includes the nature of the relationship with any parent company or related companies. Where control is exercised indirectly through other entities the ultimate controlling and beneficial shareholder should be disclosed.

4.	The structure of ownership or control should minimise the potential for abuse of public shareholders. For example, the controlling shareholders or management should not have significant interests in the same sectors outside of the listed company nor should there be significant related-party transactions unless these are transparent, priced at arms length and conducted in the interests of all shareholders.

5.	Aberdeen pays close attention to the long term track record of management and controlling shareholders in the treatment of minority shareholders. A positive or negative track record will mitigate or heighten respectively any concerns about the ownership structure or other governance shortcomings.

The importance of governance for family controlled companies

Family companies should consider setting up a Family Council. A Family Council is a small group set up to discuss family matters and organize expectations regarding the company. The main responsibilities of the Family Council include:

•	Drawing the line between family interests and company interests;

•	Preserving family values (history, culture, shared vision);

•	Establishing and agreeing on policies to protect company property, growth, diversification, and securities and real property management;

•	Succession, property transfer and inheritance planning;

•	Viewing the company as a factor of aggregation and family continuity;

•	Tutoring family members regarding succession within the company, vocational aspects, professional future, and continuing education; and

•	Establishing criteria to appoint members to make up the Board of Directors.

Family Council objectives should not get mixed up or confused with those of the Board of Directors, which are company-oriented

Source: Instituto Brasileiro de Governanca Corporativa (IBGC), Code of Best Practice of Corporate Governance. March 2004.

Shareholder rights

1.	Companies and their management and controllers should ensure the fair treatment of all shareholders. Shareholder rights are typically outlined in detail in the securities laws, related regulations or listing rules of each country or market. However, as appropriate and necessary, companies should go beyond these basic requirements by introducing additional shareholder rights in their own articles of incorporation or by-laws. This is particularly important in markets where the shareholder rights in law and regulation are less well developed.

2.	A fundamental principle for shareholder rights is equitable treatment of all shareholders and, in particular, “one share — one vote” where all shareholders of the same class of shares are entitled to the same voting rights. In certain circumstances, it may be financially optimal or even legally necessary for a company to issue more than one class of shares with different shareholder rights. In these cases, the different shareholder rights and the different claims to the cash flows of the company should be transparent for all shareholders and should not be detrimental to the shareholder rights of existing shareholders. Issuance of shares with reduced voting rights should be examined diligently to ensure that there is a real benefit for all shareholders of the share issuance and that it is not designed to protect an entrenched position for management or the controlling shareholder. Shares with reduced voting rights should ordinarily be granted additional cash flow rights and shareholder protections.

3.	Companies should be granted the flexibility to effectively manage their capital structure and when necessary raise additional capital in a timely and cost efficient manner. In practical terms, this may include giving company management a mandate to issue additional shares without pre-emption rights for existing shareholders to subscribe to the new shares. However, the issuance of shares without pre-emption rights should be carefully controlled to minimise dilution of existing shareholders and to maintain their ownership and governance rights over the company. To strike an appropriate balance between giving flexibility to company management and ensuring fair treatment of existing shareholders, Aberdeen will generally oppose the issuance of more than 10% of the share capital without pre-emption rights.

Any request by a company to issue shares without pre-emption rights above 10% will only be considered on an exceptional basis. In markets where current practice is already stricter than the 10% limit, Aberdeen will usually support a tighter limit in line with market practice. For example, in the UK, Aberdeen would ordinarily approve only 5% share issuance without pre-emption rights in any one year and no more than 7.5% over a three year period. The guidelines apply in all circumstances where shares are issued without pre-emption rights, including employee stock option plans (ESOPs) and the re-issuance of treasury shares. In assessing any request for share issuance without pre-emption rights, it is especially important to consider the price or implied price at which the shares are being issued relative to the prevailing market price.

4.	All capital management actions require careful monitoring, even where a company issues shares

The General Mandate in Hong Kong and Singapore

In both Hong Kong and Singapore, companies typically put forward a resolution at their AGMs asking for a “General Mandate” to issue up to 20% of the share capital without pre-emption rights. In Singapore the 20% share issuance can be at a maximum of a 10% discount to the prevailing market price, while in Hong Kong the maximum discount is 20%. In addition, in Hong Kong companies are able to put forward a separate resolution for a “Re-issuance Mandate” to issue up to 10% of their repurchased shares without pre-emption rights.

Aberdeen, along with other investors and governance advocates, has consistently opposed the 20% General Mandates, often speaking out against these resolutions at AGMs. These efforts are bearing fruit, with a growing number of companies in Hong Kong and Singapore either reducing the size of the General Mandate or eliminating it altogether.

through a rights issue with pre-emption rights. The size, pricing and use of proceeds should be assessed rigorously. Where companies conduct share repurchases, there should be an acceptable cap on the amount that can be bought back and a limit on the price at which the buy-back can occur. Current best practice is that share buybacks be limited to 10% of the issued share capital and that the purchase price not be more than 5% above the prevailing market price. Furthermore, companies should ensure that share buybacks are in the best interests of all shareholders and that there is equal opportunity for all shareholders to sell their shares back to the company.

5.	Major transactions and corporate reorganisations, including mergers and significant acquisitions, should be put to shareholders for approval. In seeking shareholders’ approval, company management should outline the rationale and the financial impact of the transaction, the resultant dilutive effect and the track-record of the company in similar transactions.

6.	Companies should put any significant related-party transactions to the shareholders for approval at least annually. All related-party transactions should be undertaken at arm’s length and within normal market parameters in terms of deadlines, rates and guarantees. There should be a compelling business rationale for undertaking the particular transaction with the related-party. The scope of the approval from shareholders should be defined and limited. Related-party transactions should be disclosed to shareholders. Specific related-party transactions should also be approved by shareholders and Aberdeen will vote on a case-by-case basis, taking into account the business rationale, pricing and terms for the transaction.

7.	Certain types of resolutions put to a shareholders’ meeting should require a higher threshold for shareholders’ approval than a simple majority vote of all shareholders. This is especially important for controlled companies where the controlling shareholder controls a majority or at least a large plurality of shares. For example, significant changes to capital structure or corporate purpose often require a supermajority vote of shareholders. In situations where one or more shareholders are faced with a conflict of interest concerning a particular resolution at a shareholders’ meeting, this shareholder should be required to abstain from the vote. Companies should not be permitted to vote their own treasury shares.

8.

A corporate action is any action taken by a company or by another party in relation to the company affecting its securities, such as mergers, rights issues, changes of control and dividend entitlements. Corporate actions pose particular risks for shareholders, particularly for minority shareholders during changes in control of a company. For example, where there is a tender offer for shares in a company, all shareholders should receive a fair price, have equal access to information and the same opportunity to sell. Companies are under a general obligation to ensure that an orderly market continues to exist for the shares in the company held by public shareholders including outside institutional shareholders. A contemporary example of the mistreatment of minority shareholders is the so-called minority

Proxy voting obstacles in Asia

The Asian Corporate Governance Association (ACGA) has identified the following areas where proxy voting practices in Asia fell short of desirable best practices. Many of these same issues act as obstacles to effective proxy voting across the world. The ten issues were:

• Notice of meetings	• Bundling of resolutions

• Voting by show of hands versus voting by ballot/poll	• Availability of translated material

• Time to vote before meetings	• Publication of vote results

• Clustering of meeting dates	• Confirmation that vote has been received

• Adequate information on which to vote	• Independent audit of vote results

squeeze-out transaction, where a controlling shareholder attempts to force minority shareholders to sell their shares by threatening to reduce the free float of the company to a point where trading is illiquid or where there is a threat of suspension of trading.

9.	In general, companies should not introduce so called “poison pills” intended to protect incumbent management or controlling shareholders from the possibility of a takeover of the company by an outside shareholder. Such poison pills constitute a transfer of value from public shareholders to incumbent management or controlling shareholders by protecting them from the pressure to perform and by eliminating the possibility of a takeover premium. At a minimum, such “poison pill” proposals should be put before a vote at a shareholders’ meeting.

Effective proxy voting

1.	The diligent and conscientious exercise of voting rights is the primary role that public shareholders play in the governance of a company. Proxy voting is a service that Aberdeen as an asset manager provides for its clients. Aberdeen endeavours to vote proxies at all shareholder meetings, both annual meetings and extraordinary meetings.

2.	Where contentious issues arise in relation to motions put before a shareholders’ meeting, Aberdeen will usually contact the management of the company to exchange views and give management the opportunity to articulate its position. Often motions that may appear contentious or in conflict with best practice are more innocent when fully explained. On those occasions where Aberdeen does vote against a motion proposed by company management, it is important to explain to the management the reasons for the voting decision.

3.	Research and recommendations on proxy voting issues from third parties is sometimes a useful input for analysis of complex or contentious issues. However, the emphasis Aberdeen places on communicating regularly with management and carrying out in-depth research and analysis mean that such third-party research serves as a complement rather than a substitute for Aberdeen’s own proxy voting decision.

4.	Shareholders are faced with numerous obstacles to the effective exercise of their voting rights and participation in shareholders’ meetings, involving issues as varied as the information provided to shareholders, the motions that are put to a vote, the process of voting and the disclosure of the vote result. The convoluted “voting chain” that transmits the voting decision from the asset manager to the company is an ongoing challenge. Companies, custodians, shareholders and regulators each have their part to play in facilitating effective proxy voting.

5.	Aberdeen opposes actions by companies that act as a barrier to effective proxy voting. Companies should provide sufficient information in a timely manner to enable shareholders to make an informed decision concerning the shareholder vote. Companies should avoid the intentional clustering of shareholder meetings on the same day as other companies. Companies should propose a separate resolution on each substantially separate issue at shareholders meetings. In particular, shareholders should be able to vote on each director election individually, rather than facing a single bundled resolution for the election of all directors.

6.	Companies should ensure accountability and transparency of the result of the vote. In many cases, companies only conduct a so-called “show of hands” where only the votes of

The UK Corporate Governance Code on the role of the board

The board’s role is to provide entrepreneurial leadership of the company within a framework of prudent and effective controls which enables risk to be assessed and managed. The board should set the company’s strategic aims, ensure that the necessary financial and human resources are in place for the company to meet its objectives and review management performance. The board should set the company’s values and standards and ensure that its obligations to its shareholders and others are understood and met. All directors must act in what they consider to be the best interests of the company, consistent with their statutory duties.

Source: Financial Reporting Council, The UK Corporate Governance Code, June 2011

shareholders who are present at the shareholders’ meeting are counted and the size of each shareholder’s holding is disregarded. A fair and effective voting procedure requires a “vote by poll” where all votes are counted, including those sent through proxies prior to the meeting, and the tally of total votes cast for, against and abstaining from each motion is disclosed. Some companies may feel that a full “vote by poll” may not be necessary for motions that are uncontroversial or where the outcome of the vote is beyond doubt. For these companies, at a minimum, the tally of votes sent through proxies should be announced at the meeting, on the company website and on the stock exchange website following the meeting.

7.	As an independent asset manager, Aberdeen is able to avoid many of the conflicts of interest that may compromise the implementation of objective proxy voting decision-making. Nevertheless, Aberdeen has implemented conflicts of interest procedures to ensure the appropriate handling of proxy voting decisions where there is a potential conflict of interest. The key steps in this process include the prior identification of potential conflicts, cross-reference against any available third-party proxy voting recommendations and record-keeping of the voting rationale.

8.	Aberdeen publicly discloses voting decisions through its website and through other channels. Aberdeen believes that this level of transparency is important to encourage companies to move towards better corporate governance practices.

9.	Securities lending is increasingly recognised as part of investment management activity, providing liquidity to the equity, bond and money markets while potentially providing investors with an additional return on their capital. However, the practice of securities lending does mean that the lender may not always be able to exercise full voting rights. Where a contentious motion is submitted for shareholders’ approval, Aberdeen will recall the stock so that votes can be cast. In order to ensure that voting rights are fully exercised, Aberdeen has established procedures for urgent recall of stock from organisers of stock lending programs, as well as supplementary procedures designed to make sure that essential votes are cast even when the stock is not returned from the borrower in a timely manner.

Transparency and disclosure

1.	Companies should ensure that timely, accurate and informative disclosure is made of all material matters. This includes both the financial situation of the company, disclosed through periodic financial reporting, and non-financial disclosures, such as changes in corporate structure or details of significant events. As appropriate, companies should provide their operational and financial targets. Disclosures include both periodic disclosures, namely annual reports and interim statements, and ongoing disclosures of significant material events in between reporting periods.

Two-tier board structures in Germany and the Netherlands

Companies in Germany and the Netherlands use a two-tier board structure, with a separate supervisory board and management board, rather than the single-tier board of directors adopted in most markets. In Eastern Europe and East Asia, some jurisdictions, including Poland, Romania and Indonesia, have also adopted the two-tier board structure whilst others have adopted certain elements of this structure although maintaining a single board of directors. The Aberdeen Principles apply equally to these alternative board structures but the exact implementation of the Principles may need to be tailored to the particular legal and regulatory requirements.

The role of the supervisory board is to regularly advise and supervise the management board in the management of the company and must be involved in any fundamental decisions made. The supervisory board appoints and dismisses the members of the management board and, together with the management board, it should ensure that there is long-term management succession planning. Aberdeen supports the recommendations of the German Corporate Governance Code concerning the structure and functioning of the supervisory board, including the composition of the audit and nomination committees, the sufficient number of independent members on the board and elections to the board on an individual basis.

2.	Companies should ensure fair disclosure to all shareholders. In addition to disclosures through the stock exchanges, companies should make the same information available through their website. Company websites should also include any company presentations that have been made available to investors in other forums, such as investor conferences.

3.	Senior management should be available for meetings with shareholders to discuss operational matters as appropriate bearing in mind the need for fair disclosure. Although the chief executive officer and chief financial officer are typically the primary point of contact for shareholders, the chairman should maintain sufficient contact with shareholders to discuss governance and strategy and to understand any concerns they may have.

4.	Under the supervision of the audit committee, company management should nominate the audit firm and disclose the fees payable for the company’s audit. This should be put to a vote at the annual shareholders’ meeting. Although it may not be necessary to rotate the audit firm itself, the audit partner responsible for the company’s audit should be rotated every few years.

The audit committee should be responsible for developing and implementing policy on the engagement of the external auditor to supply non-audit services. This policy and any fees paid for non-audit services should be disclosed fully in the annual report.

5.	Political donations should be disclosed fully. Most cases of political donations are a misuse of shareholders’ funds and companies should in general refrain from making such donations. However, under certain definitions, the term could potentially encompass justifiable donations to charities or donations that may take the form of legitimate lobbying or action group support. In these circumstances, companies should seek authority from shareholders specifying that the political donations to actual political parties are excluded and that a cap is set on the level of donations.

The UK Corporate Governance Code on director independence

The board should identify in the annual report each non-executive director it considers to be independent. The board should determine whether the director is independent in character and judgement and whether there are relationships or circumstances which are likely to affect, or could appear to affect, the director’s judgement.

The board should state its reasons if it determines that a director is independent notwithstanding the existence of relationships or circumstances which may appear relevant to its determination, including if the director:

•	has been an employee of the company or group within the last five years;

•

has, or has had within the last three years, a material business relationship with the company either directly, or as a partner, shareholder, director or senior employee of a body that has such a relationship with the company;

•

has received or receives additional remuneration from the company apart from a director’s fee, participates in the company’s share option or a performance-related pay scheme, or is a member of the company’s pension scheme;

•	has close family ties with any of the company’s advisers, directors or senior employees;

•	holds cross-directorships or has significant links with other directors through involvement in other companies or bodies;

•	represents a significant shareholder; or

•	has served on the board for more than nine years from the date of their first election

Source: Financial Reporting Council, The UK Corporate Governance Code, June 2011

The board of directors

1.	The board of directors of a company is responsible for supervising the management and providing guidance on the strategy of the company. This includes responsibility for appointing and, where necessary, removing members of senior management as well as succession planning. The board should act in the best interests of the company and should be accountable to all shareholders. The board has a responsibility for ensuring that a satisfactory dialogue with shareholders takes place and the chairman should ensure that all directors are made aware of the issues and concerns of major shareholders.

2.	Directors should have the time, experience and dedication to competently fulfil their duties. More specialised industries, including increasingly complex financial institutions, are likely to require directors with a related background, who have a reasonable understanding of all parts of the business and the related risks. The directors should meet frequently enough to serve their non-executive role, but not so frequently that they interfere in the executive function of management, typically ranging from four to twelve times a year depending on the size and complexity of the company.

3.	Boards benefit from a diversity of experience, expertise and background and appointments to the board of directors should be drawn from a broad range of attributes, including gender The board of directors should be large enough to allow such a diversity of talents, experience and opinions, but not so large as to inhibit discussion or decision-making.

4.	The duties of the board include oversight of the internal controls and key risks facing the company. While it is not the role of the board to oversee every specific transaction or activity, the board must ensure that appropriate risk management systems, controls and division of labour are in place. The board should conduct an annual review of the company’s internal controls.

5.	The board of directors should understand the environmental and social impact of the company’s operations and the consequent business and reputational risks. The board should ensure that necessary controls and procedures are in place to manage the company’s environmental and social impact. The company’s environmental and social policies should be fully disclosed.

6.	The board of directors should establish committees that bring special attention to key aspects of the company’s governance and operations. Every company board should have an audit committee, which oversees the internal audit function, the external audit process and public financial disclosures; a remuneration committee of independent directors which oversees the remuneration of senior management; and a nomination committee, which oversees the nomination of directors to serve on the board. In addition, depending on the nature of the business, some companies benefit from the creation of additional board committees, such as risk management committees, related-party transaction committees or strategy committees. Where a company establishes an executive committee, the role of this committee relative to both the board as a whole and the senior management should be transparent and should not undermine the role of the board as a whole. Committees of the board are intended to enhance the role of the entire board and as such should be composed exclusively of directors, with company management who are not directors playing a supporting role.

‘Say on pay’ in the USA

In July 2010, the US passed the Dodd-Frank Act which has rebalanced shareholder power on remuneration. The Act gives shareholders of medium and large companies the right to an advisory vote on remuneration, meaning that shareholders’ vote has influence, but is not a binding decision. Under the Act, companies do not have to follow the recommendation of the advisory vote, but are obliged to explain why they did not act in accordance with shareholders’ wishes and how it impacts remuneration decisions made down the line. Additionally, the Act requires that a say-on-pay vote take place at least once every 3 years, with most companies opting to vote annually on the issue.

7.	Companies should separate the roles of chairman and chief executive officer, with an independent non-executive director as chairman of the board. This is especially important for broadly-held companies without a controlling shareholder. Aberdeen recognises that in the case of closely-held companies, the controlling shareholder will typically select the chairman. Even in some markets characterised by broadly-held companies — most notably, the USA — the chairman and chief executive officer roles are still typically held by the same individual and Aberdeen urges these companies to move towards a separation of roles.

8.	Where the role of chairman is held by either the chief executive or by another non-independent director, a lead independent director should be identified who will chair meetings of the independent directors. The lead independent director should be available to shareholders should they have concerns which have not been resolved through the normal route of chairman, chief executive officer or chief financial officer, or for issues where such contact is inappropriate.

9.	The board of directors should include a sufficient number of independent non-executive directors, who are independent both from the management of the company and from any controlling shareholder or other interested parties such as a substantial shareholder or service provider. Almost all jurisdictions now have a detailed list of criteria for a director to be defined as “independent”. Companies should ensure that their independent directors are independent in spirit and character not merely in compliance with a narrow interpretation of the independence criteria. In more developed jurisdictions, especially those with a prevalence of broadly held companies, there should be a majority of independent directors on the board. In other markets, there should be at least a minimum quorum of independent directors who can adjudicate on contentious matters independent of the management and controlling shareholder, for example by forming an independent audit committee or over-seeing related-party transactions and management remuneration decisions. The annual report of the company should disclose which directors are considered to be independent by the board.

Australia’s Recommendations for executive remuneration packages

Most executive remuneration packages will involve a balance between fixed and incentive pay. Companies may find it useful to consider the following components in formulating packages:

1.	Fixed remuneration. This should be reasonable and fair, taking in to account the company’s legal and industrial obligations and labour market conditions, and should be relative to the scale of business. It should reflect core performance requirements and expectations.

2.	Performance-based remuneration. Performance-based remuneration linked to clearly specified performance targets can be an effective tool in promoting the interests of the company and shareholders. Incentive schemes should be designed around appropriate performance benchmarks that measure relative performance and provide rewards for materially improved company performance.

3.	Equity-based remuneration. Appropriately designed equity-based remuneration, including stock options, can be an effective form of remuneration when linked to performance objectives or hurdles. Equity-based remuneration has limitations and can contribute to “short-termism” on the part of senior executives. Accordingly, it is important to design appropriate schemes. The terms of such schemes should clearly prohibit entering into transactions or arrangements which limit the economic risk of participating in unvested entitlements under these schemes. The exercise of any entitlements under these schemes should be timed to coincide with any trading windows under any trading policy established by the company.

4.	Termination payments. Termination payments, if any, for senior executives should be agreed in advance, including detailed provisions in case of early termination. There should be no payment for removal for misconduct and termination payments should be limited to the equivalent of one year’s base salary for that individual. Payment of greater than one year’s base salary requires shareholder approval. Agreements should clearly articulate performance expectations. Companies should consider the consequences of an appointment not working out, and the costs and other impacts of early termination.

10.	The same standards of board independence apply regardless of the nature of the controlling shareholder. In particular, in the case of state-owned enterprises, the board should contain a sufficient number of directors who are not only independent from management but also independent from the government. These independent directors should ensure that the company is run to maximize shareholder value, with any additional objectives or public interest considerations handled appropriately and transparently. Similarly, where the company is a part of a larger business group, such as a subsidiary of a multinational, the independent directors should be independent from the entire business group, including all related companies, and should not serve as an independent director on two related companies.

11.	Many leading companies across the world have grown out of family firms and continue to benefit from the stewardship of the family as the controlling shareholder. In some cases, members of the family continue to serve the company in senior management positions. For these family-controlled companies, the family and the outside shareholders should be considered as co-owners. This requires ensuring appropriate roles for family members on the board of directors and in company management that will serve in the best interests of all shareholders. The controlling family should establish procedures and policies that clarify their relationship with the company, maximize the benefit that the family brings to the company and ensures that any disputes among family members do not disrupt the operations of the company. Examples of such family governance policies include the creation of a family council distinct from the company’s board of directors, family employment policies governing how family members are selected and prepared for roles in management, and family share ownership and share transfer policies.

12.	The attendance of individual directors at board meetings should be disclosed in the annual report. The board should conduct an annual review of its own performance and the performance of individual directors.

13.	All directors should be subject to election by shareholders at the first annual general meeting after their appointment and to subsequent re-election at intervals of no more than 3 years. This will ensure planned and progressive refreshing of the board. The names of directors submitted for election or re-election should be accompanied by sufficient biographical information to allow shareholders to make an informed decision on their qualifications and suitability for election. This information should also be available in the annual report and on the company’s website.

Remuneration

1.	Boards of directors are appointed by shareholders to oversee companies and act in their interests. They have a fiduciary duty to act in the best interests of their shareholders when determining remuneration. The board is responsible for promoting the long-term success of the company taking into account the interests of employees, suppliers, customers, community, the environment and society. Independent, non-executive directors should oversee executive remuneration.

2.	To avoid payment for failure and promote a long-term focus, remuneration structures should contain a careful balance of short-term and long-term pay. Incentive based remuneration should include a high degree of deferral, measurement of performance over the long-term and a significant share ownership by the executive directors to align their interests with shareholders. Incentive schemes should also include provisions that allow the company to implement claw-back arrangements.

3.	Senior management and executive directors of a company should be properly compensated to attract, retain and motivate talented individuals. However, the overall level and structure of remuneration should not be excessive or provide distorted incentives. Undue complexity should be avoided and structures should have a long-term focus.

4.

Where remuneration contains a significant performance-related element to reward the senior management, it should be on the basis of corporate and individual performance, rather than short-term earnings or stock price performance. The incentives provided to company management should align their interests with the creation of shareholder value over the long term. Share ownership can positively contribute to shareholder value as it increases alignment between executive directors and shareholders. A growing number of jurisdictions have detailed codes outlining best practices in this area.

5.	Dilution of shareholders through the issuing of shares to employees represents a significant transfer of value. In assessing whether a remuneration plan is appropriate, due consideration should be given to the effect of dilution of other shareholders by any share-based remuneration.

6.	Companies should disclose the total compensation paid to directors of the company.

7.	Companies should provide shareholders with the opportunity to approve long term incentive schemes, such as employee stock option plans (ESOPs), at the annual shareholders meeting. These long term incentive schemes should be disclosed in plain language in the annual report.

December 2011	2505824

April 2014

Goldman Sachs Asset Management

(“GSAM”)*

POLICY ON PROXY VOTING

FOR INVESTMENT ADVISORY CLIENTS

A. Objective

GSAM has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the “Policy”). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary and contractual obligations.

B. Guiding Principles

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that favor proposals that in GSAM’s view tend to maximize a company’s shareholder value and are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

GSAM periodically reviews this Policy, including our use of the GSAM Guidelines (as defined below), to ensure it continues to be consistent with our guiding principles.

C. Implementation and the Proxy Voting Process

Public Equity Investments

To implement these guiding principles for investments in publicly-traded equities for which we have voting power on any record date, we follow customized proxy voting guidelines that have been developed by GSAM portfolio management (the “GSAM Guidelines”). The GSAM Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the GSAM Guidelines identify factors we consider in determining how the vote should be cast. A summary of the GSAM Guidelines is attached as Part II.

*	For purposes of this Policy, “GSAM” refers, collectively, to the following legal entities: Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; Goldman Sachs Hedge Fund Strategies LLC; GS Investment Strategies, LLC; GSAM Stable Value, LLC; Goldman Sachs (Singapore) Pte.; Goldman Sachs (Asia) L.L.C.; Goldman Sachs Asset Management Korea Co., Ltd.; Goldman Sachs Asset Management Co. Ltd.; Beijing Gao Hua Securities Company Limited; Goldman Sachs (China) L.L.C.; Goldman Sachs (India) Securities Private Limited; Goldman Sachs Asset Management (India) Private Limited; Goldman Sachs Representacoes Ltda.; Goldman Sachs Asset Management Brasil LTDA; GS Investment Strategies Canada Inc.; Goldman Sachs Management (Ireland) Ltd.; Goldman Sachs Asset Management Company Private Limited; Goldman Sachs Asset Management Australia Pty Ltd.; Goldman Sachs Australia Managed Funds Limited; Goldman Sachs Trustee Company (India) Private Limited; Goldman Sachs Global Advisory Products LLC.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio management teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

Implementation by GSAM Portfolio Management Teams

General Overview

GSAM seeks to fulfill its proxy voting obligations through the implementation of this Policy and the oversight and maintenance of the GSAM Guidelines. In this connection, GSAM has retained a third-party proxy voting service (“Proxy Service”)1 to assist in the implementation of certain proxy voting-related functions, including, without limitation, operational, recordkeeping and reporting services. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the GSAM Guidelines to the particular proxy issues. GSAM retains the responsibility for proxy voting decisions.

GSAM’s portfolio management teams (each, a “Portfolio Management Team”) generally cast proxy votes consistently with the GSAM Guidelines and the Recommendations. Each Portfolio Management Team, however, may on certain proxy votes seek approval to diverge from the GSAM Guidelines or a Recommendation by following an “override” process. The override process requires: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to senior management of GSAM and/or other appropriate GSAM personnel; (iv) an attestation that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the GSAM Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek an override for that particular vote for that particular company.

Fundamental Equity and GS Investment Strategies Portfolio Management Teams

The Fundamental Equity and GS Investment Strategies Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. On a case-by-case basis, and subject to the approval process described above, each Fundamental Equity Portfolio Management Team and the GS Investment Strategies Portfolio Management Team may vote differently than the GSAM Guidelines or a particular Recommendation. In forming their views on particular matters, these Portfolio Management Teams may consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the GSAM Guidelines and Recommendations.

Quantitative Investment Strategies Portfolio Management Teams

The Quantitative Investment Strategies Portfolio Management Teams have decided to follow the GSAM Guidelines and Recommendations exclusively, based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as their participation in the creation of the GSAM Guidelines and their evaluation of the Proxy Service’s process of preparing Recommendations. The Quantitative Investment Strategies Portfolio Management Teams may from time to time, however, review and individually assess any specific shareholder vote.

[1]	The third-party proxy voting service currently retained by GSAM is Institutional Shareholder Services.

Potential Limitations on GSAM’s Ability to Vote Proxies

In certain circumstances, such as if a security is on loan through a securities lending program or held by a prime broker, the Portfolio Management Teams may not be able to participate in certain proxy votes unless the shares of the particular issuer are recalled in time to cast a vote. A determination of whether to seek a recall will be based on whether the applicable Portfolio Management Team determines that the benefit of voting outweighs the costs, lost revenue, and/or other detriments of retrieving the securities, recognizing that the handling of such recall requests is beyond GSAM’s control and may not be satisfied in time for GSAM to vote the shares in question.

From time to time, GSAM may face regulatory, compliance, legal or logistical limits with respect to voting securities that it may purchase or hold for client accounts which can affect GSAM’s ability to vote such proxies, as well as the desirability of voting such proxies. As a result, GSAM, from time to time, may determine that it is not desirable to vote proxies in certain circumstances. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that GSAM can hold for clients and the nature of GSAM’s voting in such securities. GSAM’s ability to vote proxies may also be affected by, among other things: (i) meeting notices received too late; (ii) requirements to vote proxies in person; (iii) restrictions on a foreigner’s ability to exercise votes; (iv) potential difficulties in translating the proxy; (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (vi) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting.

GSAM clients who have delegated voting responsibility to GSAM with respect to their account may from time to time contact their client representative if they would like to direct GSAM to vote in a particular manner for a particular solicitation. GSAM will use commercially reasonable efforts to vote according to the client’s request in these circumstances, however, GSAM’s ability to implement such voting instruction will be dependent on operational matters such as the timing of the request.

Use of a Proxy Service

As discussed above, GSAM utilizes a Proxy Service to assist in the implementation and administration of GSAM’s proxy voting function. The Proxy Service assists GSAM in the proxy voting process by providing operational, recordkeeping and reporting services. In addition, the Proxy Service produces Recommendations as previously discussed under this Policy and provides assistance in the development and maintenance of the GSAM Guidelines. GSAM conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.

GSAM may hire other service providers to replace or supplement the Proxy Service with respect to any of the services GSAM currently receives from the Proxy Service. In addition, individual Portfolio Management Teams may supplement the information and analyses the Proxy Service provides from other sources.

Fixed Income and Private Investments

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. Such Portfolio Management Teams may also adopt policies related to the fixed income or private investments they make that supplement this Policy.

Alternative Investment and Manager Selection (“AIMS”) and Externally Managed Strategies

Where GSAM places client assets with managers outside of GSAM, which function occurs primarily within GSAM’s AIMS business unit, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. AIMS may, however, retain proxy voting responsibilities where it deems appropriate or necessary under prevailing circumstances. To the extent AIMS portfolio managers assume proxy voting responsibility with respect to publicly-traded equity securities they will follow the GSAM Guidelines and Recommendations as discussed above unless an override is requested. Any other voting decision will be conducted in accordance with AIMS’ policies governing voting decisions with respect to non-publicly traded equity securities held by their clients.

D. Conflicts of Interest

Pursuant to this Policy, GSAM has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions. These processes include the use of the GSAM Guidelines and Recommendations and the override process described above in instances when a Portfolio Management Team is interested in voting in a manner that diverges from the GSAM Guidelines and/or a Recommendation.

Part II

GSAM Proxy Voting Guidelines Summary

The following is a summary of the material GSAM Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy on Proxy Voting for Client Accounts (“Policy”). As described in the main body of the Policy, one or more GSAM portfolio management teams may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.

A. US proxy items:

1. Operational Items	page 117
2. Board of Directors	page 118
3. Executive Compensation	page 121
4. Proxy Contests and Access	page 123
5. Shareholder Rights and Defenses	page 124
6. Mergers and Corporate Restructurings	page 125
7. State of Incorporation	page 125
8. Capital Structure	page 126
9. Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues	page 126

B. Non-U.S. proxy items:

1. Operational Items	page 128
2. Board of Directors	page 130
3. Compensation	page 132
4. Board Structure	page 133
5. Capital Structure	page 133
6. Mergers and Corporate Restructurings & Other	page 135
7. Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues	page 136

U.S. Proxy Items

The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to U.S. public equity investments.

1. Operational Items

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services are excessive (generally over 50% or more of the audit fees).

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services or asking for audit firm rotation.

2. Board of Directors

The Board of Directors should promote the interests of shareholders by acting in an oversight and/or advisory role; the board should consist of a majority of independent directors and should be held accountable for actions and results related to their responsibilities. When evaluating board composition, GSAM believes a diversity of ethnicity, gender and experience is an important consideration.

Classification of Directors

Where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as insiders or affiliated outsiders. General definitions are as follows:

•	Inside Director

•	Employee of the company or one of its affiliates

•	Among the five most highly paid individuals (excluding interim CEO)

•	Listed as an officer as defined under Section 16 of the Securities and Exchange Act of 1934

•	Current interim CEO

•	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a defined group)

•	Affiliated Outside Director

•	Board attestation that an outside director is not independent

•	Former CEO or other executive of the company within the last 3 years

•	Former CEO or other executive of an acquired company within the past three years

•	Independent Outside Director

•	No material connection to the company other than a board seat

Additionally, GSAM will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a disclosed valid excuse for each of the last two years;

•	Sit on more than six public operating and/or holding company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own — withhold only at their outside boards.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice.

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors above) in the case of operating and/or holding companies when:

•	The Inside Director or Affiliated Outside Director serves on the Audit, Compensation, or Nominating Committees (vote against Affiliated Outside Directors only for nominating committee);

•

The company lacks an Audit or Compensation Committee so that the full board functions as such committees and Insider Directors are participating in voting on matters that independent committees should be voting on;

•

The full board is less than majority independent (in this case withhold from Affiliated Outside Directors); at controlled companies, GSAM will first vote against the election of an Inside Director, other than the CEO or chairperson or second, against a nominee that is affiliated with the controlling shareholder or third, vote against a nominee affiliated with the company for any other reason.

Vote AGAINST or WITHHOLD from members of the appropriate committee for the following reasons (or independent chairman or lead director in cases of a classified board and members of appropriate committee are not up for reelection). Extreme cases may warrant a vote against the entire board.

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;

•

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote (members of the Nominating or Governance Committees);

•

The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If GSAM did not support the shareholder proposal in both years, GSAM will still vote against the committee member(s).

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive (generally over 50% or more of the audit fees);

•	The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied; or

•

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of GAAP and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

See section 3 on executive and director compensation for reasons to withhold from members of the Compensation Committee.

In limited circumstances, GSAM may vote AGAINST or WITHHOLD from all nominees of the board of directors (except from new nominees who should be considered on a CASE-BY-CASE basis and except as discussed below) if:

•

The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;

•

The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Shareholder proposal regarding Independent Chair (Separate Chair/CEO)

Vote on a CASE-BY-CASE basis.

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Two-thirds independent board;

•	All independent “key” committees (audit, compensation and nominating committees); or

•	Established, disclosed governance guidelines.

Shareholder proposal regarding board declassification

GSAM will generally vote FOR proposals requesting that the board adopt a declassified structure in the case of operating and holding companies.

Majority Vote Shareholder Proposals

GSAM will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated.

GSAM also looks for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.

Cumulative Vote Shareholder Proposals

GSAM will generally support shareholder proposals to restore or provide cumulative voting in the case of operating and holding companies unless:

•

The company has adopted (i) majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats and (ii) a director resignation policy to address failed elections.

3. Executive Compensation

Pay Practices

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

If the company maintains problematic or poor pay practices, generally vote:

•	AGAINST Management Say on Pay (MSOP) Proposals; or

•	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.

•	If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST/WITHHOLD from compensation committee members.

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Reasons to vote AGAINST the equity plan could include the following factors:

•	The plan permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval;

•	The plan is a vehicle for poor pay practices; or

•

There is more than one problematic feature of the plan, which could include one of the following calculations materially exceeding industry group metrics (i) the company’s three year burn rate or (ii) Shareholder Value Transfer (SVT).

Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals

Vote FOR annual frequency and AGAINST shareholder or management proposals asking for any frequency less than annual.

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices. In general more than one factor will need to be present in order to warrant a vote AGAINST.

Pay-for-Performance Disconnect:

•

GSAM will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.

Additional Factors Considered Include:

•	Boards responsiveness if company received 70% or less shareholder support in the previous year’s MSOP vote;

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;

•	Egregious employment contracts;

•	Excessive perquisites or excessive severance and/or change in control provisions;

•	Repricing or replacing of underwater stock options without prior shareholder approval;

•	Excessive pledging or hedging of stock by executives;

•	Egregious pension/SERP (supplemental executive retirement plan) payouts;

•	Extraordinary relocation benefits;

•	Internal pay disparity;

•	Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives; and

•	Long-term equity-based compensation is 100% time-based.

Other Compensation Proposals and Policies

Employee Stock Purchase Plans — Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans taking into account the following factors:

•	Broad-based participation;

•	Limits on employee contributions;

•	Company matching contributions; and

•	Presence of a discount on the stock price on the date of purchase.

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

•	Historic trading patterns — the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing;

•	If it is a value-for-value exchange;

•	If surrendered stock options are added back to the plan reserve;

•	Option vesting;

•	Term of the option — the term should remain the same as that of the replaced option;

•	Exercise price — should be set at fair market or a premium to market;

•	Participants — executive officers and directors should be excluded.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Frequency on Pay)

Vote FOR annual frequency.

Stock retention holding period

Vote FOR shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy requests retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.

Also consider:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place and the terms/provisions of awards already granted.

Elimination of accelerated vesting in the event of a change in control

Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change-in-control.

Performance-based equity awards and pay-for-superior-performance proposals

Generally support unless there is sufficient evidence that the current compensation structure is already substantially performance-based. GSAM considers performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.

Say on Supplemental Executive Retirement Plans (SERP)

Generally vote AGAINST proposals asking for shareholder votes on SERP.

4. Proxy Contests and Access

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors of operating and holding companies in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Likelihood that the Board will be productive as a result;

•	Stock ownership positions.

Proxy Access

Vote CASE-BY-CASE on shareholder or management proposals asking for proxy access.

GSAM may support proxy access as an important right for shareholders of operating and holding companies and as an alternative to costly proxy contests and as a method for GSAM to vote for directors on an individual basis, as appropriate, rather than voting on one slate or the other. While this could be an important shareholder right, the following will be taken into account when evaluating the shareholder proposals:

•	The ownership thresholds, percentage and duration proposed (GSAM will not support if the ownership threshold is less than 3%);

•	The maximum proportion of directors that shareholders may nominate each year (GSAM will not support if the proportion of directors is greater than 25%);

•	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations; and

•	The governance of the company in question.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

5. Shareholders Rights & Defenses

Shareholder Ability to Act by Written Consent

In the case of operating and holding companies, generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:

•	The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and

•	The company has a history of strong governance practices.

Shareholder Ability to Call Special Meetings

In the case of operating and holding companies, generally vote FOR management proposals that provide shareholders with the ability to call special meetings.

In the case of operating and holding companies, generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, do not support shareholder proposals to further reduce the threshold.

Advance Notice Requirements for Shareholder Proposals/Nominations

In the case of operating and holding companies, vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder-approved poison pill in place; or (2) the company has adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

6. Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

7. State of Incorporation

Reincorporation Proposals

GSAM may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights. GSAM may not support shareholder proposals for reincorporation unless the current state of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.

Exclusive venue for shareholder lawsuits

Generally vote FOR on exclusive venue proposals, taking into account:

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement;

•	Whether the company has the following good governance features:

•	Majority independent board;

•	Independent key committees;

•	An annually elected board;

•	A majority vote standard in uncontested director elections;

•	The absence of a poison pill, unless the pill was approved by shareholder; and/or

•	Separate Chairman CEO role or, if combined, an independent chairman with clearly delineated duties.

8. Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis. We consider company-specific factors that include, at a minimum, the following:

•	Past Board performance;

•	The company’s use of authorized shares during the last three years;

•	One- and three-year total shareholder return;

•	The board’s governance structure and practices;

•	The current request;

•	Disclosure in the proxy statement of specific reasons for the proposed increase;

•	The dilutive impact of the request as determined through an allowable increase, which examines the company’s need for shares and total shareholder returns; and

•	Risks to shareholders of not approving the request.

9. Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues

Overall Approach

GSAM recognizes that Environmental, Social and Governance (ESG) factors can affect investment performance, expose potential investment risks and provide an indication of management excellence and leadership. When evaluating ESG proxy issues, GSAM balances the purpose of a proposal with the overall benefit to shareholders.

Shareholder proposals considered under this category could include, among others, reports asking for details on 1) employee labor and safety policies; 2) impact on the environment of the company’s oil sands or fracturing operations; 3) water-related risks or 4) societal impact of products manufactured.

When evaluating social and environmental shareholder proposals the following factors are generally considered:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	What other companies in the relevant industry have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Sustainability, climate change reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to social, economic, and environmental sustainability, or how the company may be impacted by climate change. The following factors will be considered:

•	The company’s current level of publicly-available disclosure including if the company already discloses similar information through existing reports or policies

•	If the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame;

•	If the company’s current level of disclosure is comparable to that of its industry peers; and

•	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Establishing goals or targets for emissions reduction

Vote CASE-BY-CASE on proposals that call for the adoption of Greenhouse Gas (“GHG”) reduction goals from products and operations, taking into account:

•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

•	Whether company disclosure lags behind industry peers;

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

•	The feasibility of reduction of GHGs given the company’s product line and current technology and;

•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:

•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs;

•

The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

GSAM will not necessarily vote for the proposal merely to encourage further disclosure of trade association or lobbying spending.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Gender Identity and Sexual Orientation

A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report or implementation of a policy on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

Non-U.S. Proxy Items

The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to non-U.S. public equity investments. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.

1. Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;

•	There is reason to believe that the auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position;

•	Name of the proposed auditor has not been published;

•

The auditors are being changed without explanation; non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently low without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

2. Board of Directors

Director Elections

Vote FOR management nominees taking into consideration the following:

•	Adequate disclosure has not been provided in a timely manner; or

•	There are clear concerns over questionable finances or restatements; or

•	There have been questionable transactions or conflicts of interest; or

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards. or

•	There are reservations about:

•	Director terms

•	Bundling of proposals to elect directors

•	Board independence

•	Disclosure of named nominees

•	Combined Chairman/CEO

•	Election of former CEO as Chairman of the Board

•	Overboarded directors

•	Composition of committees

•	Director independence

•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or

•	Repeated absences at board meetings have not been explained (in countries where this information is disclosed); or

•

Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of board candidates;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed;

•	Whether minority or majority representation is being sought.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Classification of directors

Executive Director

•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•

Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•

Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative of a current employee of the company or its affiliates;

•	Relative of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (5 year cooling off period);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	No material connection, either directly or indirectly, to the company other than a board seat.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•

A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•

Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders may bring legal action against the company or its directors; or

•	Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.

3. Compensation

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

4. Board Structure

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Chairman CEO combined role (for applicable markets)

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	2/3 independent board, or majority in countries where employee representation is common practice;

•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Fully independent key committees; and/or

•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

5. Capital Structure

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

GSAM will generally recommend FOR share repurchase programs taking into account whether:

•	The share repurchase program can be used as a takeover defense;

•	There is clear evidence of historical abuse;

•	There is no safeguard in the share repurchase program against selective buybacks;

•	Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

6. Mergers and Corporate Restructuring & Other

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and

•	The stated rationale for the transaction, including discussions of timing.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

7. Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues

Please refer to page 9 for our current approach to these important topics.

Mercator Asset Management, L.P. (“MAM”)

MAM has adopted the following Proxy Policies and Procedures in accordance with the relevant rules. Proxy votes will be periodically spot checked by the CCO for adherence to these rules.

MAM Proxy Voting Policies:

•

Proxies are voted in a way that is consistent with the best interests of our clients. MAM accepts the fact that, under ERISA, voting proxies is a fiduciary act of MAM. As a fiduciary, it may be appropriate for us to engage in active monitoring and communications with the issuer and, if appropriate, a translation service will be used.

•

MAM votes proxies for all clients that have delegated to MAM full authority and responsibility to cast said votes, except that when voting on proxy proposals involving foreign securities will involve unusual costs, MAM will weigh those costs against the benefits of voting in determining whether to vote on a particular proposal. If MAM should inadvertently receive voting materials for a client who HAS NOT delegated voting authority to MAM, then MAM would promptly forward all proxy materials to said client. In addition, if for any client account MAM receives notice of legal proceedings involving client securities, including without limitation bankruptcies and class actions, MAM would promptly forward such notices to the client.

•	MAM receives company meeting information and proxy materials from ISS / An MSCI Brand. MAM also refers to ISS / An MSCI Brand International Proxy Voting Guidelines Summary, for informational purposes.

Proxy Voting Procedures:

•

The Research Analyst for each security’s corresponding market is responsible for client proxy voting. Many issues are relatively routine i.e. approval of annual report, auditors, uncontested election of directors, financial reports etc., and require no further assessment. Any issue in the judgment of the Research Analyst that requires special consideration will be presented to MAM’s investment committee for a decision.

•

MAM will cast votes in accordance with specific client guidelines if applicable, subject to consultation with the client if MAM believes that such vote would not be in the client’s best interest. In the absence of applicable client guidelines, MAM will vote in accordance with its judgment as to the client’s best interest, except that any vote involving a MAM conflict of interest will be cast in accordance with the specific ISS / An MSCI Brand recommendation if available, or, if not, then in accordance with the ISS / An MSCI Brand International Proxy Voting Guidelines Summary.

•	Full documentation is kept on each vote cast in every client account and procedures are in place to assure that voting is done in a timely manner.

Proxy Voting Reporting:

Reporting of proxy voting is available to all of our clients upon request.

Principal Global Investors, LLC

Proxy Voting and Class Action Monitoring

Background

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

Risks

In developing this policy and procedures, the Advisers considered numerous risks associated with their voting of client proxies. This analysis includes risks such as:

•	The Advisers do not maintain a written proxy voting policy as required by Rule 206(4)-6.

•	Proxies are not voted in Clients’ best interests.

•	Proxies are not identified and voted in a timely manner.

•	Conflicts between the Advisers’ interests and the Client are not identified; therefore, proxies are not voted appropriately.

•	The third-party proxy voting services utilized by the Advisers are not independent.

•	Proxy voting records and Client requests to review proxy votes are not maintained.

The Advisers have established the following guidelines as an attempt to mitigate these risks.

Policy

The Advisers believe that proxy voting and the analysis of corporate governance issues, in general, are important elements of the portfolio management services provided to advisory clients. The Advisers’ guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company’s shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect the Advisers’ belief that sound corporate governance creates a framework within which a company can be managed in the interests of its shareholders.

In addition, as a fiduciary, the Advisers also monitor Clients’ ability to participate in class action events through the regular portfolio management process. Accordingly, the Advisers have adopted the policies and procedures set out below, which are designed to ensure that the Advisers comply with legal, fiduciary, and contractual obligations with respect to proxy voting and class actions.

Proxy Voting Procedures

The Advisers have implemented these procedures with the premise that portfolio management personnel base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance is one such factor, it may not be the primary consideration. As such, the principles and positions reflected in the procedures are designed to guide in the voting of proxies, and not necessarily in making investment decisions.

The Investment Accounting Department has assigned a Proxy Voting Team to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader.

Institutional Shareholder Services

Based on the Advisers’ investment philosophy and approach to portfolio construction, and given the complexity of the issues that may be raised in connection with proxy votes, the Advisers have retained the services of Institutional Shareholder Services (“ISS”). ISS is a wholly owned subsidiary MSCI, Inc. which is a leading global provider of investment decision support tools. ISS offers proxy voting solutions to institutional clients globally. The services provided to the Advisers include in-depth research, voting recommendations, vote execution, recordkeeping, and reporting.

The Advisers have elected to follow the ISS Standard Proxy Voting Guidelines (the “Guidelines”), which embody the positions and factors that the Advisers’ Portfolio Management Teams (“PM Teams”) generally consider important in casting proxy votes.1 The Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. In connection with each proxy vote, ISS prepares a written analysis and recommendation (“ISS Recommendation”) that reflects ISS’s application of the Guidelines to the particular proxy issues. ISS Proxy Voting Guidelines Summaries are accessible to all PM Teams on the ISS system. They are also available from the Proxy Voting Team.

Voting Against ISS Recommendations

On any particular proxy vote, Portfolio Managers may decide to diverge from the Guidelines. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors.

If the Portfolio Manager’s judgment differs from that of ISS, a written record is created reflecting the process (See Appendix titled “Report for Proxy Vote(s) Against the ISS Recommendation(s)”), including:

1.	The requesting PM Team’s reasons for the decision;

2.	The approval of the lead Portfolio Manager for the requesting PM Team;

3.	Notification to the Proxy Voting Team and other appropriate personnel (including other Advisers Portfolio Managers who may own the particular security);

4.	A determination that the decision is not influenced by any conflict of interest; and

Review and approval by the Compliance Department.

Conflicts of Interest

The Advisers have implemented procedures designed to prevent conflicts of interest from influencing proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by the Advisers in accordance with the Guidelines and ISS Recommendations are generally not viewed as being the product of any conflicts of interest because the Advisers cast such votes pursuant to a pre-determined policy based upon the recommendations of an independent third party.

Our procedures also prohibit the influence of conflicts of interest where a PM Team decides to vote against an ISS Recommendation, as described above. In exceptional circumstances, the approval process may also

[1]	The Advisers have various Portfolio Manager Teams organized by asset classes and investment strategies.

include consultation with the Advisers’ senior management, the Law Department, Outside Counsel, and/or the Client whose account may be affected by the conflict. The Advisers maintain records of the resolution of any proxy voting conflict of interest.

Proxy Voting Instructions and New Accounts

Institutional Accounts

As part of the new account opening process for discretionary institutional Clients, the Advisers’ Investment Accounting Department is responsible for sending a proxy letter to the Client’s custodian. This letter instructs the custodian to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the Advisers’ Investment Accounting Department. This process is designed to ensure and document that the custodian is aware of its responsibility to send proxies to ISS.

The Investment Accounting Department is responsible for maintaining this proxy instruction letter in the Client’s file and for scanning it into the Advisers’ OnBase system. These steps are part of the Advisers’ Account Opening Process.

SMA — Wrap Accounts

The Advisers’ SMA Operations Department is responsible for servicing wrap accounts, which includes setting up the accounts for proxy voting with ISS. The SMA Operations Department is responsible for sending a letter to the Client’s custodian, with instructions to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the SMA Operations Department and the Proxy Voting Team. The SMA Operations Department coordinates with the respective wrap program sponsor and the Investment Accounting Department to ensure that proxies are voted in accordance with Clients’ instructions.

Fixed Income and Private Investments

Voting decisions with respect to Client investments in fixed income securities and the securities of privately-held issuers will generally be made by the relevant Portfolio Managers based on their assessment of the particular transactions or other matters at issue.

Client Direction

Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. Upon request, the Advisers can accommodate individual Clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with the Advisers the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf. Such requests should be centralized through the Advisers’ Proxy Voting Team.

Securities Lending

At times, neither the Advisers nor ISS will be allowed to vote proxies on behalf of Clients when those Clients have adopted a securities lending program. Typically, Clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that a proxy voting matter has the potential to materially enhance the economic value of the Client’s position and that position is lent out, the Advisers will make reasonable efforts to inform the Client that neither the Advisers nor ISS is able to vote the proxy until the lent security is recalled.

Abstaining from Voting Certain Proxies

The Advisers shall at no time ignore or neglect their proxy voting responsibilities. However, there may be times when refraining from voting is in the Client’s best interest, such as when the Advisers’ analysis of a particular proxy issue reveals that the cost of voting the proxy may exceed the expected benefit to the Client. Such proxies may be voted on a best-efforts basis. These issues may include, but are not limited to:

—	Restrictions for share blocking countries;[2]
—	Casting a vote on a foreign security may require that the adviser engage a translator;
—	Restrictions on foreigners’ ability to exercise votes;
—	Requirements to vote proxies in person;
—	Requirements to provide local agents with power of attorney to facilitate the voting instructions;
—	Untimely notice of shareholder meeting;
—	Restrictions on the sale of securities for a period of time in proximity to the shareholder meeting.

Proxy Solicitation

Employees must promptly inform the Advisers’ Proxy Voting Team of the receipt of any solicitation from any person related to Clients’ proxies. As a matter of practice, the Advisers do not reveal or disclose to any third party how the Advisers may have voted (or intend to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. However, the Proxy Voting Team may disclose that it is the Advisers’ general policy to follow the ISS Guidelines. At no time may any Employee accept any remuneration in the solicitation of proxies.

Handling of Information Requests Regarding Proxies

Employees may be contacted by various entities that request or provide information related to particular proxy issues. Specifically, investor relations, proxy solicitation, and corporate/financial communications firms (e.g., Ipreo, Richard Davies, DF King, Georgeson Shareholder) may contact the Advisers to ask questions regarding total holdings of a particular stock across advisory Clients, or how the Advisers intends to vote on a particular proxy. In addition, issuers may call (or hire third parties to call) with intentions to influence the Advisers’ votes (i.e., to vote against ISS).

Employees that receive information requests related to proxy votes should forward such communications (e.g., calls, e-mails, etc.) to the Advisers’ Proxy Voting Team. The Proxy Voting Team will take steps to verify the identity of the caller and his/her firm prior to exchanging any information. In addition, the Proxy Voting Team may consult with the appropriate Portfolio Manager(s) and/or the CCO or CCO NA with respect to the type of information that can be disclosed. Certain information may have to be provided pursuant to foreign legal requirements (e.g., Section 793 of the UK Companies Act).

External Managers

Where Client assets are placed with managers outside of the Advisers, whether through separate accounts, funds-of-funds or other structures, such external managers are responsible for voting proxies in accordance with the managers’ own policies. The Advisers may, however, retain such responsibilities where deemed appropriate.

[2]

In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees.

Proxy Voting Errors

In the event that any Employee becomes aware of an error related to proxy voting, he/she must promptly report that matter to the Advisers’ Proxy Voting Team. The Proxy Voting Team will take immediate steps to determine whether the impact of the error is material and to address the matter. The Proxy Voting Team, with the assistance of the CCO or CCO NA (or their designee), will generally prepare a memo describing the analysis and the resolution of the matter. Supporting documentation (e.g., correspondence with ISS, Client, Portfolio Managers/ analysts, etc.) will be maintained by the Compliance Department. Depending on the severity of the issue, the Law Department, Outside Counsel, and/or affected Clients may be contacted. However, the Advisers may opt to refrain from notifying non-material de minimis errors to Clients.

Recordkeeping

The Advisers must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at the principal place of business. The Proxy Voting Team, in coordination with ISS, is responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

•

Any request, whether written (including e-mail) or oral, received by any Employee of the Advisers, must be promptly reported to the Proxy Voting Team. All written requests must be retained in the Client’s permanent file.

•

The Proxy Voting Team records the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

•

The Proxy Voting Team furnishes the information requested to the Client within a reasonable time period (generally within 10 business days). The Advisers maintain a copy of the written record provided in response to Client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the Client’s written request, if applicable and maintained in the permanent file.

•	Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy statements received regarding client securities:

•	Upon inadvertent receipt of a proxy, the Advisers forward the proxy to ISS for voting, unless the client has instructed otherwise.

Note: The Advisers are permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping their own copies.

Proxy voting records:

•

The Advisers’ proxy voting record is maintained by ISS. The Proxy Voting Team, with the assistance of the Investment Accounting and SMA Operations Departments, periodically ensures that ISS has complete, accurate, and current records of Clients who have instructed the Advisers to vote proxies on their behalf.

•	The Advisers maintain documentation to support the decision to vote against the ISS recommendation.

•

The Advisers maintain documentation or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for any voting decision.

Procedures for Class Actions

In general, it is the Advisers’ policy not to file class action claims on behalf of Clients. The Advisers specifically do not act on behalf of former Clients who may have owned the affected security but subsequently terminated their relationship with the Advisers. The Advisers only file class actions on behalf of Clients if that responsibility is specifically stated in the advisory contract, as it is the Advisers’ general policy not to act as lead plaintiff in class actions.

The process of g class action claims is carried out by the Investment Accounting Department. In the event the Advisers opt out of a class action settlement, the Advisers will maintain documentation of any cost/benefit analysis to support that decision.

The Advisers are mindful that they have a duty to avoid and detect conflicts of interest that may arise in the class action claim process. Where actual, potential or apparent conflicts are identified regarding any material matter, the Advisers manage the conflict by seeking instruction from the Law Department and/or outside counsel.

Disclosure

The Advisers ensure that Part 2A of Form ADV is updated as necessary to reflect: (i) all material changes to this policy; and (ii) regulatory requirements.

Responsibility

Various individuals and departments are responsible for carrying out the Advisers’ proxy voting and class action practices, as mentioned throughout these policies and procedures. The Investment Accounting Department has assigned a Proxy Voting Team to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader.

In general, the Advisers’ CCO or CCO NA (or their designee) oversees the decisions related to proxy voting, class actions, conflicts of interest, and applicable record keeping and disclosures. In addition, the Compliance Department periodically reviews the voting of proxies to ensure that all such votes – particularly those diverging from the judgment of ISS — were voted in a manner consistent with the Advisers’ fiduciary duties.

Pyramis Global Advisors’ Proxy Voting Guidelines

December 2014

I.	General Principles

A.	Voting of shares will be conducted in a manner consistent with the best interests of clients as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Guidelines; and (ii) voting will be done without regard to any other Pyramis or Fidelity companies’ relationship, business or otherwise, with that portfolio company.

B.	FMR Investment Proxy Research votes proxies on behalf of Pyramis’ clients. Execution of Pyramis Proxy Votes is delegated to FMR Investment Proxy Research. Like other Fidelity employees, FMR Investment Proxy Research employees have a fiduciary duty to never place their own personal interest ahead of the interests of Pyramis’s clients, and are instructed to avoid actual and apparent conflicts of interest. In the event of a conflict of interest, FMR Investment Proxy Research employees, like other Fidelity employees, will escalate to their managers or the Ethics Office, as appropriate, in accordance with Fidelity’s corporate policy on conflicts of interest. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity and/or Pyramis employee is acting solely on the best interests of Pyramis, Fidelity and their customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Pyramis and its customers.

C.	Except as set forth herein, Pyramis will generally vote in favor of routine management proposals.

D.	Non-routine proposals will generally be voted in accordance with the Guidelines.

E.	Non-routine proposals not covered by the Guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate analyst or portfolio manager, as applicable, subject to review by an attorney within FMR’s General Counsel’s office and a member of senior management within FMR Investment Proxy Research.

F.	Pyramis will vote on shareholder proposals not specifically addressed by the Guidelines based on an evaluation of a proposal’s likelihood to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value. Where information is not readily available to analyze the economic impact of the proposal, Pyramis will generally abstain.

G.	Many Pyramis accounts invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Pyramis will generally evaluate proposals in the context of the Guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

H.	In certain non-U.S. jurisdictions, shareholders voting shares of a portfolio company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because such trading restrictions can hinder portfolio management and could result in a loss of liquidity for a client, Pyramis will generally not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Pyramis will generally not vote proxies in order to safeguard fund holdings information.

I.	Where a management-sponsored proposal is inconsistent with the Guidelines, Pyramis may receive a company’s commitment to modify the proposal or its practice to conform to the Guidelines, and Pyramis will generally support management based on this commitment. If a company subsequently does not abide by its commitment, Pyramis will generally withhold authority for the election of directors at the next election.

II.	Definitions (as used in this document)

A.	Anti-Takeover Provision—includes fair price amendments; classified boards; “blank check” preferred stock; Golden Parachutes; supermajority provisions; Poison Pills; restricting the right to call special meetings; provisions restricting the right of shareholders to set board size; and any other provision that eliminates or limits shareholder rights.

B.	Golden Parachute—Employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

C.	Greenmail—payment of a premium to repurchase shares from a shareholder seeking to take over a company through a proxy contest or other means.

D.	Sunset Provision—a condition in a charter or plan that specifies an expiration date.

E.	Permitted Bid Feature—a provision suspending the application of a Poison Pill, by shareholder referendum, in the event a potential acquirer announces a bona fide offer for all outstanding shares.

F.	Poison Pill—a strategy employed by a potential take-over/target company to make its stock less attractive to an acquirer. Poison Pills are generally designed to dilute the acquirer’s ownership and value in the event of a take-over.

G.	Large-Capitalization Company—a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.

H.	Small-Capitalization Company—a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

I.	Micro-Capitalization Company—a company with market capitalization under US $300 million.

J.	Evergreen Provision—a feature which provides for an automatic increase in the shares available for grant under an equity award plan on a regular basis.

III.	Directors

A.	Election of Directors

Pyramis will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment. Pyramis will also generally withhold authority for the election of all directors or directors on responsible committees if:

1.	An Anti-Takeover Provision was introduced, an Anti-Takeover Provision was extended, or a new Anti-Takeover Provision was adopted upon the expiration of an existing Anti-Takeover Provision, without shareholder approval except as set forth below.

With respect to Poison Pills, however, Pyramis will consider not withholding authority on the election of directors if all of the following conditions are met when a Poison Pill is introduced, extended, or adopted:

a.	The Poison Pill includes a Sunset Provision of less than five years;

b.	The Poison Pill includes a Permitted Bid Feature;

c.	The Poison Pill is linked to a business strategy that will result in greater value for the shareholders; and

d.	Shareholder approval is required to reinstate the Poison Pill upon expiration.

Pyramis will also consider not withholding authority on the election of directors when one or more of the conditions above are not met if a board is willing to strongly consider seeking shareholder ratification of, or adding above conditions noted a. and b. to an existing Poison Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, Pyramis will withhold authority on the election of directors.

2.	The company refuses, upon request by Pyramis, to amend the Poison Pill to allow Fidelity to hold an aggregate position of up to 20% of a company’s total voting securities and of any class of voting securities.

3.	Within the last year and without shareholder approval, a company’s board of directors or compensation committee has repriced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options.

4.	Executive compensation appears misaligned with shareholder interests or otherwise problematic, taking into account such factors as: (i) whether the company has an independent compensation committee; (ii) whether the compensation committee engaged independent compensation consultants; (iii) whether, in the case of stock awards, the restriction period was less than three years for non-performance-based awards, and less than one year for performance-based awards; (iv) whether the compensation committee has lapsed or waived equity vesting restrictions; and (v) whether the company has adopted or extended a Golden Parachute without shareholder approval.

5.	To gain Pyramis’ support on a proposal, the company made a commitment to modify a proposal or practice to conform to the Guidelines and the company has failed to act on that commitment.

6.	The director attended fewer than 75% of the aggregate number of meetings of the board or its committees on which the director served during the company’s prior fiscal year, absent extenuating circumstances.

7.	The board is not composed of a majority of independent directors.

B.	Indemnification

Pyramis will generally vote in favor of charter and by-law amendments expanding the indemnification of directors and/or limiting their liability for breaches of care unless Pyramis is otherwise dissatisfied with the performance of management or the proposal is accompanied by Anti-Takeover Provisions.

C.	Independent Chairperson

Pyramis will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, Pyramis will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

D.	Majority Director Elections

Pyramis will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections (i.e., where there are more nominees than board seats). Pyramis may consider voting against such shareholder proposals where a company’s board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of a majority of the votes cast in an uncontested election.

E.	Proxy Access

Pyramis will generally vote against management and shareholder proposals to adopt proxy access.

IV.	Compensation

A.	Executive Compensation

1.	Advisory votes on executive compensation

a.	Pyramis will generally vote for proposals to ratify executive compensation unless such compensation appears misaligned with shareholder interests or otherwise problematic, taking into account such factors as, among other things, (i) whether the company has an independent compensation committee; (ii) whether the compensation committee engaged independent compensation consultants; (iii) whether, in the case of stock awards, the restriction period was less than three years for non-performance-based awards, and less than one year for performance-based awards; (iv) whether the compensation committee has lapsed or waived equity vesting restrictions; and (v) whether the company has adopted or extended a Golden Parachute without shareholder approval.

b.	Pyramis will generally vote against proposals to ratify Golden Parachutes.

2.	Frequency of advisory vote on executive compensation

Pyramis will generally support annual advisory votes on executive compensation.

B.	Equity award plans (including stock options, restricted stock awards, and other stock awards).

Pyramis will generally vote against equity award plans or amendments to authorize additional shares under such plans if:

1.	(a) The company’s average three year burn rate is greater than 1.5 % for a Large-Capitalization Company, 2.5% for a Small-Capitalization Company or 3.5% for a Micro-Capitalization Company; and (b) there were no circumstances specific to the company or the plans that lead Pyramis to conclude that the burn rate is acceptable.

2.	In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan’s terms allow repricing of underwater options; or (c) the board/committee has repriced options outstanding under the plan in the past two years without shareholder approval.

3.	The plan includes an Evergreen Provision.

4.	The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur.

C.	Equity Exchanges and Repricing

Pyramis will generally vote in favor of a management proposal to exchange, reprice or tender for cash, outstanding options if the proposed exchange, repricing, or tender offer is consistent with the interests of shareholders, taking into account such factors as:

1.	Whether the proposal excludes senior management and directors;

2.	Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3.	The company’s relative performance compared to other companies within the relevant industry or industries;

4.	Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5.	Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

D.	Employee Stock Purchase Plans

Pyramis will generally vote in favor of employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% of the stock’s fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company’s equity. In the case of non-U.S. company stock purchase plans, Pyramis may permit a lower minimum stock purchase price equal to the prevailing “best practices” in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock’s fair market value.

E.	Employee Stock Ownership Plans (ESOPs)

Pyramis will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, Pyramis may examine the company’s state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. Pyramis may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Pyramis will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

F.	Bonus Plans and Tax Deductibility Proposals

Pyramis will generally vote in favor of cash and stock incentive plans that are submitted for shareholder approval in order to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code, provided that the plan includes well defined and appropriate performance criteria, and with respect to any cash component, that the maximum award per participant is clearly stated and is not unreasonable or excessive.

V.	Anti-Takeover Provisions

Pyramis will generally vote against a proposal to adopt or approve the adoption of an Anti-Takeover Provision unless:

A.	The Poison Pill includes the following features:

1.	A Sunset Provision of no greater than five years;

2.	Linked to a business strategy that is expected to result in greater value for the shareholders;

3.	Requires shareholder approval to be reinstated upon expiration or if amended;

4.	Contains a Permitted Bid Feature; and

5.	Allows Fidelity to hold an aggregate position of up to 20% of a company’s total voting securities and of any class of voting securities.

B.	An Anti-Greenmail proposal that does not include other Anti-Takeover Provisions; or

C.	It is a fair price amendment that considers a two-year price history or less.

Pyramis will generally vote in favor of a proposal to eliminate an Anti-Takeover Provision unless:

D.	In the case of proposals to declassify a board of directors, Pyramis will generally vote against such a proposal if the issuer’s Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

E.	In the case of shareholder proposals regarding shareholders’ right to call special meetings, Pyramis generally will vote against each proposal if the threshold required to call a special meeting is less than 25% of the outstanding stock.

F.	In the case of proposals regarding shareholders’ right to act by written consent, Pyramis will generally vote against each proposal if it does not include appropriate mechanisms for implementation including, among other things, that at least 25% of the outstanding stock request that the company establish a record date determining which shareholders are entitled to act and that consents be solicited from all shareholders.

VI.	Capital Structure/Incorporation

A.	Increases in Common Stock

Pyramis will generally vote against a provision to increase a company’s common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase that will result in a total number of authorized shares up to five times the current number of outstanding and scheduled to be issued shares is generally acceptable

B.	Reverse Stock Splits

Pyramis will generally vote in favor of reverse stock splits as long as the post-split authorized shares is no greater than three times the post-split number of outstanding and scheduled to be issued shares, including stock awards, or in the case of real estate investment trusts the number of post-split authorized shares is not greater than five times the post-split number of outstanding and scheduled to be issued shares.

C.	New Classes of Shares

Pyramis will generally vote against the introduction of new classes of stock with differential voting rights.

D.	Cumulative Voting Rights

Pyramis will generally vote against the introduction and in favor of the elimination of cumulative voting rights.

E.	Acquisition or Business Combination Statutes

Pyramis will generally vote in favor of proposed amendments to a company’s certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

F.	Incorporation or Reincorporation in Another State or Country

Pyramis will generally vote for management proposals calling for, or recommending that, a portfolio company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company’s current and proposed governing documents. Pyramis will consider supporting such shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

VII.	Shares of Investment Companies

A.	If applicable, when a Pyramis account invests in an underlying Fidelity Fund with public shareholders, an exchange traded fund (ETF), or non-affiliated fund, Pyramis will vote in the same proportion as all other voting shareholders of such underlying fund or class (“echo voting”). Pyramis may choose not to vote if “echo voting” is not operationally feasible.

B.	Certain Pyramis accounts may invest in shares of underlying Fidelity Funds that do not have public shareholders. For Fidelity Funds without public shareholders that are managed by FMR or an affiliate. Pyramis will generally vote in favor of proposals recommended by the underlying funds’ Board of Trustees.

VIII.	Other

A.	Voting Process

Pyramis will generally vote in favor of proposals to adopt confidential voting and independent vote tabulation practices.

B.	Regulated Industries

Voting of shares in securities of any regulated industry (e.g., U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry’s regulator (e.g., the Federal Reserve Board) for a determination under applicable law (e.g., federal banking law) that no client or group of clients has acquired control of such organization.

SECTORAL PROXY VOTING POLICIES AND PROCEDURES

1. Introduction

Rule 206(4)-6 under the Advisers Act requires an adviser with voting responsibilities for its client’s securities to comply with the following responsibilities:

1.	Advisers must adopt proxy voting policies and procedures. The policies & procedures must be in writing;

2.	Policies & procedures must be reasonably designed to ensure that the adviser votes in the best interest of clients.

3.	Policies & procedures must describe how the adviser addresses material conflicts between its interests and the interests of the clients with respect to proxy voting;

4.	Policies & procedures must describe how the adviser resolves those conflicts in the best interest of clients;

5.	An adviser must disclose to clients how they can obtain information from the adviser on how the adviser voted their proxies; however, a client is only entitled to know how the adviser voted that client’s proxies and not those of other clients;

6.	An adviser must describe its proxy voting procedures to clients and furnish clients a copy of the voting procedures upon request; and

7.	An adviser must keep the following records for seven years, the first two years in an appropriate office of the adviser:

a.	Copies of its proxy voting policies and procedures;

b.	Copies of each proxy statement received;

c.	Records of votes cast;

d.	Records of all communications received whether oral or written;

e.	Internal documents created that were material to the voting decision; and

f.	A record of each client request for proxy voting records (including the date of the request, the name of the client and date of the response) and the advisers response.

8.	An adviser must take steps that are reasonable under the circumstances to verify that it has actually received all the proxies for which it has voting authority;

2. Proxy Voting Authority

Unless otherwise specifically directed by a client in writing, Sectoral is responsible for the voting of all proxies related to securities that it manages on behalf of our clients. Any directions from clients to the contrary must be provided in writing.

3. Statements of Policies and Procedures

A.	Policy Statement. The Advisers Act requires Sectoral, at all times, to act solely in the best interest of its clients. Sectoral has adopted and implemented these Proxy Voting Policies and Procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Advisers Act.

B.	Sectoral has established these Proxy Voting Policies and Procedures in a manner that is generally intended to support the ability of management of a company soliciting proxies to run its business in a responsible and cost effective manner while staying focused on maximizing shareholder value.

However, Sectoral shall also review the research and voting recommendations provided by Institutional Shareholder Services Inc. (ISS), a firm retained by Sectoral that specializes in proxy voting and corporate governance. The ISS voting recommendations shall be based upon ISS’s standard guidelines for each market.

Ultimately, all proxy votes are cast on a case-by-case basis, taking into account the foregoing factors and all other relevant facts and circumstances at the time of the vote. For this reason, consistent with its fiduciary duty to ensure that proxies are voted in the best interest of its clients, Sectoral may from time to time vote proxies against management’s recommendations.

On occasion, Sectoral may vote against the recommendations of ISS. Although Sectoral is generally in agreement with ISS guidelines, there may be some instances where clients’ interests are best served by opposing the ISS viewpoint. In such instances, Sectoral will document the reason for voting against ISS recommendations.

C.	Conflicts of Interest. Sectoral has established the following policies to prevent the occurrence of a conflict of interest:

1.	Sectoral does not manage any pension plan of companies in which Sectoral invests.

2.	Neither Sectoral nor its affiliates offer any other services than investment advisory.

3.	Sectoral’s officers do not participate on the board of any company in which Sectoral could invest (i.e., in the healthcare or biotechnology industry). Insofar as one of Sectoral’s external directors is a member of a board of a company in Sectoral’s universe, it will not invest in that company.

4.	Sectoral offers to its clients the option to vote their proxies.

5.	Sectoral has retained an independent third-party (ISS) to provide voting guidelines, and Sectoral shall document any instance where we deviate from these guidelines.

6.	If a client wishes to intervene in the proxy voting process, they are free to do so.

Although Sectoral believes the above measures will largely prevent the occurrence of material conflicts of interest, Sectoral acknowledges that other conflicts of interest may arise from time to time and Sectoral takes additional measures to address those conflicts. Specifically, Sectoral reviews proxies to assess the extent, if any, to which there may be a material conflict between the interests of its clients and its interests (including those of its affiliates, directors, officers, employees and other similar persons) (referred to hereafter as a “potential conflict”). Sectoral performs this assessment on a proposal-by-proposal basis. A potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If Sectoral determines that a potential conflict may exist, Sectoral shall promptly report the matter to the CCO. The CCO shall determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of Sectoral’s clients (excluding any client that may have a potential conflict). Without limiting the generality of the foregoing, the CCO may determine that Sectoral resolves a potential conflict in any of the following manners:

1.	If the proposal that is the subject of the proposed conflict is specifically addressed in these Proxy Voting Policies and Procedures, Sectoral may vote the proxy in accordance with such pre-determined policies and guidelines, provided that such pre-determined policy involves little discretion on its part;

2.	Sectoral may disclose the potential conflict to its clients and obtain the consent of a majority in interest of its clients before voting in the manner approved by a majority in interest of its clients;

3.	Sectoral may engage an independent third-party to determine how the proxy should be voted.

Sectoral uses commercially reasonable efforts to determine whether a potential conflict may exists, and a potential conflict shall be deemed to exist if and only if one or more of Sectoral’s senior investment staff actually knew or reasonably should have known of the potential conflict.

C.	Limitations on Our Responsibilities.

1.	Limited Value. Sectoral may abstain from voting a client proxy if it concludes that the effect on client’s economic interests or the value of the portfolio holding is indeterminable or insignificant.

2.	Unjustifiable Costs. Sectoral may abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with its fiduciary duties, Sectoral will weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Sectoral’s decision will take into account the effect that the vote of its clients, either by itself or together with other votes, is expected to have on the value of its client’s investment and whether this expected effect would outweigh the cost of voting.

3.	Special Client Considerations.

a.	Client Guidelines. Sectoral votes a client’s proxies in accordance with the client’s investment guidelines.

b.	Mutual Funds. Sectoral votes proxies of its mutual fund clients, if any, subject to the funds’ applicable investment restrictions.

c.	ERISA Accounts. Sectoral votes proxies of its ERISA clients, if any, in accordance with its duty of loyalty and prudence, in compliance with the plan documents, as well as its duty to avoid prohibited transactions.

4.	Shareblocking. Shareblocking occurs when certain foreign countries “freeze” company shares from trading at the custodian/sub-custodian level in order to vote proxies relating to those shares. In markets where shareblocking occurs, the custodian or sub-custodian of the client’s account automatically freezes shares prior to a shareholder meeting until a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. Sectoral’s policy is generally not to vote the shares in shareblocking countries.

5.	Securities on Loan. Generally, voting rights pass with the securities on loan; however, lending agreements may give the lender the right to terminate the loan and recall loaned securities provided sufficient notice is provided to the client’s custodian bank in advance of the voting deadline. To the extent a client loans securities consistent with its guidelines, Sectoral is not required to vote securities on loan unless it has knowledge of a material voting event that could affect the value of the loaned securities. In this event, Sectoral may, in its sole discretion, instruct the custodian to call back the loaned securities in order to cast a vote at the upcoming shareholder meeting.

6.	Client Direction. Unless otherwise directed by a client in writing, Sectoral is responsible for voting all proxies related to securities that it manages for clients. A client may from time to time direct Sectoral in writing to vote proxies in a manner that is different from the guidelines set forth in these Proxy Voting Policies and Procedures. Sectoral will follow any such written direction for proxies after its receipt of such written direction.

D.	Disclosure. A client for whom Sectoral is responsible for voting proxies may obtain information from Sectoral regarding how it voted the client’s proxies. Clients should contact their portfolio manager to make such a request.

E.	Review and Changes. Sectoral shall from time to time review these Proxy Voting Policies and Procedures and may adopt changes based upon its experience, evolving industry practices and developments in applicable laws and regulations. Unless otherwise agreed to with a client, Sectoral may change these Proxy Voting Policies and Procedures from time to time without notice to, or approval by, any client. Clients may request a current version of Sectoral’s Proxy Voting Policies and Procedures from their portfolio manager.

F.	Delegation. As described in Item 5 below, Sectoral has delegated certain of its responsibilities under these Proxy Voting Policies and Procedures to a third party, ISS, but Sectoral has retained final authority and fiduciary responsibility for proxy voting and it will monitor ISS’s compliance with these Proxy Voting Policies and Procedures.

4. Administration of Policies and Procedures

A.	CCO. The CCO is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The CCO also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the CCO sets voting guidelines and serves as a resource for our portfolio management, he does not have proxy voting authority for any fund. The ultimate responsibility for proxy voting stays with the Chief Investment Officer.

B.	Institutional Shareholder Services Inc. (ISS) is responsible for administering the proxy voting process as set forth in the Policies and Procedures. ISS shall be responsible for analyzing, voting and keeping records of all proxy ballots on our behalf under the annual contract entered into between ISS and Sectoral. ISS shall vote in accordance with the guidelines agreed upon between ISS and Sectoral, unless specifically instructed otherwise by Sectoral.

5. How Proxies are Reviewed, Processed and Voted

In order to facilitate the proxy voting process, Sectoral has retained ISS as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While Sectoral relies upon ISS research in establishing its proxy voting guidelines, and many of its guidelines are consistent with ISS positions, it may deviate from ISS recommendations on general policy issues or specific proxy proposals. A summary of the proxy voting guidelines, prepared by ISS and agreed upon by us, is available to Sectoral’s clients on request.

A.	Vote Execution and Monitoring of Voting Process.

The custodians of the clients who have delegated the proxy voting authority to Sectoral shall forward all ballots to ISS. To ensure that the custodians forward all ballots to ISS, Sectoral shall send a holdings report to ISS on a regular basis.

ISS shall analyse each matter coming up for shareholder vote and provide a recommendation as to how Sectoral should vote. Once the vote instructions have been determined by Sectoral, the instructions are electronically inputted into ISS’s Proxy Exchange online system. ISS then transmits the votes to the proxy agents or custodian banks and updates the Proxy Exchange System, to indicate that the votes were successfully transmitted. ISS shall keep a record of how all proxies were voted.

B.	Monitoring and Resolving Conflicts of Interest.

Sectoral is also responsible for monitoring and resolving possible material conflicts between its interests and those of its clients with respect to proxy voting. Application of Sectoral’s guidelines to vote clients proxies should in most instances adequately address any possible conflicts of interest since its voting guidelines are pre-determined by Sectoral using recommendations from ISS, an independent third party. However, for proxy votes inconsistent with its guidelines, Sectoral will review all such proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. Sectoral also assesses whether any business or other relationships between it and a portfolio company could have influenced an inconsistent vote on that company’s proxy.

6. Reporting and Record Retention

Vote Summary Reports will be generated for each client that requests Sectoral to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods.

Sectoral retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document material to a proxy voting decision such as Sectoral’s voting guidelines and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC’s EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for seven years.

7. Oversight of Proxy Advisory Firms

A.	SEC Guidance

The SEC staff has issued guidance (Staff Legal Bulletin No. 20) with respect to an adviser’s responsibilities when retaining a proxy advisory firm (such as ISS). This bulletin does not constitute an official rule or regulation; however SEC staff has outlined the following guidance in order to comply with the Proxy Voting Rule:

1. An investment adviser should ascertain whether the proxy advisory firm has the capacity and competency to adequately analyse proxy issues

2. An adviser should implement policies and procedures that are reasonably designed to provide sufficient ongoing oversight of the proxy advisory firm, in order to ensure that the investment advisor (acting through the proxy advisory firm) continues to vote proxies in the best interests of its clients

3. An investment adviser should implement measures reasonably designed to identify and address the proxy advisory firm’s conflicts that can arise on an ongoing basis

B.	Oversight of ISS by Sectoral

In order to maintain sufficient ongoing oversight of ISS, Sectoral shall carry out the following activities:

1.	Sectoral shall regularly review (at least annually) the due diligence materials on the ISS corporate website (http://www.issgovernance.com/compliance/due-diligence-materials/). Any items which warrant further review shall be forwarded to the CCO.

2.	Sectoral shall meet regularly (at least annually) with the ISS account representative assigned to us. This meeting shall be attended by the Head of Trading & Operations, and at least one other member of the Operations team. The topics to be discussed with ISS shall include, among others:

a.	business changes at ISS and any resulting potential conflicts

b.	updates regarding ISS’ capacity & market coverage

c.	material updates to ISS’ voting guidelines (if any)

d.	review of proxy voting execution

T. ROWE PRICE ASSOCIATES, INC.

T. ROWE PRICE INTERNATIONAL LTD

T. ROWE PRICE (CANADA), INC

T. ROWE PRICE HONG KONG LIMITED

T. ROWE PRICE SINGAPORE PRIVATE LTD.

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“Price Funds”) and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is updated annually.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our proxy voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Global Proxy Services Group. The Global Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Global Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

Global Corporate Governance Analyst. Our Global Corporate Governance Analyst is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (ISS) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts. From time to time, T. Rowe Price may also obtain certain proxy voting research from Glass, Lewis & Co., LLC.

Meeting Notification

T. Rowe Price utilizes ISS’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, ISS’s web-based application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with the Policies and Procedures, as set by the Proxy Committee, and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to our proxy voting guidelines.

T. Rowe Price Voting Policies

Specific proxy voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors — For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. Outside of the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies without any independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

Anti-Takeover, Capital Structure and Corporate Governance Issues — T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.

Executive Compensation Issues — T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually. Finally, we may withhold votes from compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.

Mergers and Acquisitions — T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We generally oppose proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions because we believe these arrangements are, by and large, unnecessary, and they reduce the alignment of executives’ incentives with shareholders’ interests.

Corporate Social Responsibility Issues — Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using ISS’s proxy research and company reports. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies — ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Fixed Income, Index and Passively Managed Accounts — Proxy voting for fixed income, index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process. In addition, fixed income accounts will generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security (i.e., consents, restructurings, reorganization proposals).

Divided Votes — In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against our proxy voting guidelines. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to our proxy voting guidelines.

Shareblocking — Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan — The Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Proxy Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy.

Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations — Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Funds).

REPORTING, RECORD RETENTION AND OVERSIGHT

The Proxy Committee, and certain personnel under the direction of the Proxy Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

PART C

OTHER INFORMATION

Item 15.	Indemnification

Section 4.01 of Registrant’s First Amended and Restated Bylaws, filed as an Exhibit to this Registration Statement, contains provisions requiring the indemnification by Registrant of its directors, officers and certain others under certain conditions. If so required, Registrant shall indemnify its trustees, officers or employees for such expenses whether or not there is an adjudication of liability, if, pursuant to Investment Company Act Release 11330, a determination is made that such person is entitled to indemnification by: (i) final decision of the court before which the proceeding was brought; or (ii) in the absence of such a decision, a reasonable determination, based on factual review, that the person is entitled to indemnification is made by: (a) a majority vote of disinterested, independent trustees; or (b) independent legal counsel in a written opinion.

Advancement of expenses incurred in defending such actions may be made pursuant to Release 11330, provided that the person undertakes to repay the advance unless it is ultimately determined that such person is entitled to indemnification and one or more of the following conditions is met: (1) the person provides security for the undertaking; (2) Registrant is insured against losses arising by reason of any lawful advances; or (3) a majority of disinterested non-party trustees or independent legal counsel in a written opinion determines, based on review of readily available facts, that there is reason to believe the person ultimately will be found entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Registrant and its officers, employees, and agents are insured under the fidelity bond required by Rule 17g-1 of the Investment Company Act of 1940.

Item 16.	Exhibits

1.1	Articles of Incorporation of the Registrant (2)

1.2	Amendment to Articles of Incorporation increasing authorized shares (5)

2.	Restated By laws of the Registrant (12)

3.	Not Applicable

4.	Form of Agreement and Plan of Reorganization (**)

5.	Not Applicable

6.1	Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans (4)

6.2	Amendment No. 4 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans (9)

6.3	Amendment No. 5 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans (11)

6.4	Amendment No. 6 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans (11)

6.5	Amendment No. 7 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans (13)

6.6	Amendment No. 8 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans (14)

6.7	Investment Subadvisory Agreement among Thrivent Financial for Lutherans, the Registrant and Pyramis Global Advisors, LLC (9)

6.8	Amendment No. 1 to Investment Subadvisory Agreement among Thrivent Financial for Lutherans, Registrant and Pyramis Global Advisors, LLC (13)

6.9	Form of Investment Subadvisory Agreement among Thrivent Financial for Lutherans, the Registrant and Goldman Sachs Asset Management, L.P. with respect to the Thrivent Partner Mid Cap Value Portfolio (9)

6.10	Amendment No. 1 to Investment Subadvisory Agreement among Thrivent Financial for Lutherans, the Registrant and Goldman Sachs Asset Management, L.P. with respect to the Thrivent Partner Mid Cap Value Portfolio and the Thrivent Partner Technology Portfolio (11)

6.11	Form of Investment Subadvisory Agreement among Thrivent Financial for Lutherans, the Registrant and Mercator Asset Management LP (8)

6.12	Amendment No. 1 to Investment Subadvisory Agreement among Thrivent Financial for Lutherans, Registrant and Mercator Asset Management LP (9)

6.13	Amendment No. 2 to Investment Subadvisory Agreement among Thrivent Financial for Lutherans, Registrant and Mercator Asset Management LP (13)

6.14	Investment Subadvisory Agreement among Thrivent Financial for Lutherans, Registrant and T. Rowe Price Associates, Inc. (4)

6.15	Amendment No. 1 to Investment Subadvisory Agreement among Thrivent Financial for Lutherans, and Registrant and T. Rowe Price Associates, Inc. (10)

6.16	Amendment No. 2 to Investment Subadvisory Agreement among Thrivent Financial for Lutherans, and Registrant and T. Rowe Price Associates, Inc. (13)

6.17	Form of Investment Subadvisory Agreement among Thrivent Financial for Lutherans, Registrant and Principal Global Investors, LLC (8)

6.18	Amendment No. 1 to Investment Subadvisory Agreement among Thrivent Financial for Lutherans, Registrant and Principal Global Investors, LLC (9)

6.19	Amendment No. 2 to the Investment Subadvisory Agreement among Thrivent Financial for Lutherans, Registrant and Principal Global Investors, LLC (13)

6.20	Investment Subadvisory Agreement among Thrivent Financial for Lutherans, Registrant and Aberdeen Asset Management Investment Services Limited (11)

6.21	Amendment No. 1 to the Investment Subadvisory Agreement among Thrivent Financial for Lutherans, Registrant and Aberdeen Asset Managers Limited (12)

6.22	Amendment No. 2 to the Investment Subadvisory Agreement among Thrivent Financial for Lutherans, Registrant and Aberdeen Asset Managers Limited (15)

6.23	Form of Investment Subadvisory Agreement among Thrivent Financial for Lutherans, Registrant and Sectoral Asset Management Inc. (9)

6.24	Amendment No. 1 to Investment Subadvisory Agreement among Thrivent Financial for Lutherans, Registrant and Sectoral Asset Management Inc. (13)

6.25	Investment Subadvisory Agreement among Thrivent Financial for Lutherans, Registrant and Goldman Sachs Asset Management, L.P. with respect to the Thrivent Partner Worldwide Allocation Portfolio (9)

6.26	Amendment No. 1 to Investment Subadvisory Agreement among Thrivent Financial for Lutherans, Registrant and Goldman Sachs Asset Management, L.P. with respect to the Thrivent Partner Worldwide Allocation Portfolio (14)

7.	Not Applicable

8.	Not Applicable

9.1	Custodian Contract between the Registrant and State Street Bank and Trust Company (2)

9.2	Amendment to Custodian Contract, dated February 1, 1989 (1)

9.3	Amendment to Custodian Contract, dated January 11, 2990 (1)

9.4	Restated Amendment to Custodian Contract, dated October 6, 2000 (3)

9.5	Master Custodian Contract between the Registrant and State Street Bank and Trust Company, dated November 26, 2002 (13)

10.	Not Applicable

11.	Opinion and Consent of Counsel (*)

12.	Form of Opinion of Counsel as to tax matters and consequences to shareholders (+)

13.1	Expense Reimbursement Letter Agreement (15)

13.2	Participation Agreement among Registrant, Thrivent Financial for Lutherans, and the Thrivent Retirement Plans (7)

13.3	Participation Agreement among Registrant, Thrivent Financial for Lutherans and the separate accounts (6)

13.4	Participation Agreement among Registrant, Thrivent Life Insurance Company and the separate accounts (6)

13.5	Administrative Services Agreement, effective January 1, 2009, between Registrant and Thrivent Financial for Lutherans (10)

13.6	Amendment No. 1 to Administrative Services Agreement dated August 16, 2014 (14)

14.	Consent of Independent Registered Public Accounting Firm (*)

15.	Not Applicable

16.	Powers of Attorney (16)

17.	Form of Proxy Card (+)

Filed as part of the Registration Statement as noted below and incorporated herein by reference:

*	Filed herewith
**	Included as Appendix A to the Statement of Additional Information
+	To be filed by amendment
(1)	Incorporated by reference from Post-Effective Amendment No. 14 to the registration statement of LB Series Fund, Inc., file no. 33-3677, filed November 1, 1995.
(2)	Incorporated by reference from Post-Effective Amendment No. 22 to the registration statement of LB Series Fund, Inc., file no. 33-3677, filed April 27, 1998.
(3)	Incorporated by reference from Post-Effective Amendment No. 25 to the registration statement of LB Series Fund, Inc., file no. 33-3677, filed April 20, 2001.

(4)	Incorporated by reference from Post-Effective Amendment No. 27 to the registration statement of LB Series Fund, Inc., file no. 33-3677, filed April 30, 2002.
(5)	Incorporated by reference from initial Form N-14 registration statement of LB Series Fund, Inc., file no. 333-111964, filed January 16, 2004.
(6)	Incorporated by reference from Pre-Effective Amendment No. 1 to the registration statement on Form N-14 of LB Series Fund, Inc., file no. 333-111964, filed February 26, 2004.
(7)	Incorporated by reference from Post-Effective Amendment No. 33 to the registration statement of Thrivent Series Fund, Inc., file no. 33-3677, filed on April 22, 2005.
(8)	Incorporated by reference from Post-Effective Amendment No. 37 to the registration statement of Thrivent Series Fund, Inc., file no. 33-3677, filed on April 17, 2007.
(9)	Incorporated by reference from Post-Effective Amendment No. 39 to the registration statement of Thrivent Series Fund, Inc., file no. 33-3677, filed on April 25, 2008.
(10)	Incorporated by reference from Post-Effective Amendment No. 40 to the registration statement of Thrivent Series Fund, Inc., file no. 33-3677, filed on April 27, 2009.
(11)	Incorporated by reference from Post-Effective Amendment No. 41 to the registration statement of Thrivent Series Fund, Inc., file no. 33-3677, filed on February 16, 2010.
(12)	Incorporated by reference from Post-Effective Amendment No. 45 to the registration statement of Thrivent Series Fund, Inc., file no. 33-3677, filed on April 26, 2012.
(13)	Incorporated by reference from Post-Effective Amendment No. 47 to the registration statement of Thrivent Series Fund, Inc., file no. 33-3677, filed on April 29, 2013.
(14)	Incorporated by reference from Post-Effective Amendment No. 49 to the registration statement of Thrivent Series Fund, Inc., file no. 33-3677, filed on April 29, 2014.
(15)	Incorporated by reference from Post-effective Amendment No.51 to the registration statement of Thrivent Series Fund, Inc., file no. 33-3677, filed on April 29, 2015.
(16)	Incorporated by reference from initial Form N-14 registration statement of Thrivent Series Fund, Inc., file no. 333-188011, filed on April 19, 2013.

Item 17.	Undertakings

(1)	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned registrant agrees to file, by post-effective amendment to the registration statement, an opinion of counsel supporting the tax consequences of the proposed reorganization as soon as practicable after the closing of the reorganization.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on this 15th day of May 2015.

THRIVENT SERIES FUND, INC.

/s/ Michael W. Kremenak
Michael W. Kremenak
Secretary and Chief Legal Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated and on this 15th day of May 2015.

Signature	Title

/s/ David S. Royal	President (Principal Executive Officer)
David S. Royal

/s/ Gerard V. Vaillancourt	Treasurer (Principal Financial and Accounting Officer)
Gerard V. Vaillancourt

*	Director
Janice B. Case

*	Director
Richard L. Gady

*	Director
Richard A. Hauser

*	Director
Marc S. Joseph

*	Director
Paul R. Laubscher

*	Director
James A. Nussle

*	Director
Douglas D. Sims

*	Director
Constance L. Souders

/s/ Russell W. Swansen	Director
Russell W. Swansen

*	David S. Royal, by signing his name hereto, does hereby sign this document on behalf of each of the above-named Directors of Thrivent Series Fund, Inc. pursuant to the powers of attorney duly executed by such persons.

Dated: May 15, 2015	/s/ David S. Royal
David S. Royal
Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit 11.	Opinion and Consent of Counsel

Exhibit 14.	Consent of Independent Registered Public Accounting Firm